UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05075

Thrivent Mutual Funds

(Exact name of registrant as specified in charter)

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(Address of principal executive offices) (Zip code)

Michael W. Kremenak, Secretary and Chief Legal Officer

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(Name and address of agent for service)

Registrant’s telephone number, including area code: (612) 844-4198

Date of fiscal year end: October 31

Date of reporting period: April 30, 2018

Item 1.	Report to Stockholders

THRIVENT MUTUAL FUNDS

APRIL 30, 2018

THRIVENT MUTUAL FUNDS SEMIANNUAL REPORT

Dear Shareholder:

Thrivent Asset Management, the investment adviser to Thrivent Mutual Funds, has been hiring additional talented investment professionals over the past several years. This is in part due to our significant growth in assets and sales—our sales have grown more than 30% each of the past two years and are off to a great start in 2018.

But the groundwork for our success was, in my opinion, laid roughly a decade ago. During the economic crisis of 2008–2009, when many other asset management firms either had stopped hiring, were letting people go, or were even shutting down entirely, we were adding some great talent that became available. We were able to do so because of the financial strength and stability of Thrivent.

I mention this because I am tremendously proud of the team of more than 100 investment professionals that we’ve assembled at Thrivent Asset Management. It also illustrates a point about how we manage money for you and, ultimately, about how we all think about money.

What I’ve learned from interviewing virtually every candidate we hire to join our investment division is that the stability of our organization is a clear point of attraction at Thrivent. Hedge funds often come and go, but at Thrivent we plan for the very long term. Even so, when I interview candidates I also get some great questions—these are smart folks, after all. One question I’m often asked is: How is working at Thrivent different from working at other asset management firms?

To be honest with people, I tell them that a large portion of the time what we do in Thrivent’s investment operation isn’t all that different from what goes on at other asset management firms. We do bottom-up research to pick stocks we believe in for the long run. We do careful credit analysis to select bonds we think offer good value. And we work hard on asset allocation, relying both on the in-depth analysis of our quantitative researchers and our expertise in allocating across asset classes in our mixed-asset funds to seek superior returns.

But another portion of the time, working at Thrivent is very different from working at most other financial services firms, and I’d like to share an example:

I was at a meeting not long ago with some other members of Thrivent’s executive team, and we were discussing Thrivent’s mission to help people be wise with money. Specifically, we discussed what it means to have an “abundance mentality.” Approaching money from an attitude of abundance means being thankful for all that we have without being envious of others. It means thinking about how we can express our gratitude by being generous to others. And an abundance mindset also means knowing “What is your enough?”

Later the same day, I had the honor of addressing a sizable group of our investment professionals who had significantly outperformed their benchmarks the prior year. I figured I should offer some opening remarks, but wasn’t quite sure what to say, other than “thank you.” I had in my mind the discussion from earlier that day about an abundance mentality and decided I should say something about what such an attitude means for how we manage your money.

A perspective of abundance in asset management isn’t necessarily a simple thing to articulate. But it’s easy to say what an abundance mentality doesn’t mean. It doesn’t mean that when a fund gets a bit ahead of its benchmark, we stop seeking to outperform and try to ride our past performance. An abundance mentality doesn’t mean that we believe some level of risk-adjusted performance is “good enough.”

I can assure you that our team of investment professionals will always do our best to provide you with superior investment returns. Investment managers are a competitive bunch, and ours is no exception. And I don’t think that an abundance mentality is inconsistent with seeking the best possible investment results. Indeed, I believe an attitude of abundance actually contributes to our investment process.

A mindset of scarcity would say that investing is a zero-sum game and that we shouldn’t deviate too much from our benchmarks. Even if we like the investment potential of a company, we realize there are lots of smart people out there in the market, so we’d better not invest all that much. Such an attitude can lead to what the investment industry refers to as “closet indexing.” A manager will stick close to his or her index so as not to underperform by too much—all but guaranteeing that the manager will, in fact, underperform since an active manager must outperform a benchmark by an amount greater than the fees charged.

So when I spoke that evening to our investment team, I told them how I believed that the success we’ve had has been due in no small part to an abundance mentality. Our team of 22 equity analysts works hard to find companies we can believe in and invest in for the long term. Our 17 credit analysts scour companies’ financials and other information to try to find bonds that represent good value. While we, of course, have stringent risk controls, we’re not afraid to take significant positions in stocks or bonds that we identify as attractive. That’s because at Thrivent Asset Management, we don’t view investing from a scarcity mindset; we seek to outperform for you each and every day.

And I’m proud to say we’ve had some success in that regard. Earlier this year, Thomson Reuters Lipper named Thrivent Mutual Funds the “2018 Best Overall Small Fund Family” (out of 30 fund families with assets under $75.3 billion) for the third year in a row.

Thomson Reuters Lipper, a widely followed mutual fund rating company, gives awards that recognize consistent, risk-adjusted performance. Thrivent Mid Cap Stock Fund (Class S) won its Lipper category for multiple time periods. It was number one for the five-year period (out of 290 funds) and 10-year period (out of 196 funds). Congratulations to Brian Flanagan, who manages our Mid Cap Stock Fund and to the rest of the investment team for this extraordinary achievement!

We feel blessed to come to work each day to manage the assets you’ve entrusted to us. We hope that as each of you moves along your own journey to be wise with money, you will view all you have as a blessing and share in a mindset of thankfulness, generosity and abundance.

Sincerely,

David S. Royal

President and Chief Investment Officer

Thrivent Mutual Funds

Overall Group Award Methodology: Overall Group Awards are given to the best large and best small fund families separately. Small fund family groups need to have at least 3 distinct portfolios in each of the equity, bond and mixed-asset class groups to qualify for the Overall Group award. For the 2018 Thomson Reuters Lipper Fund Awards (based on three-year period ending 11/30/2017), a small fund family is defined as having assets of $75.3 billion or less. For the 2017 Thomson Reuters Lipper Fund Awards (based on three-year period ending 11/30/2016), a small fund family was defined as having assets of $63.5 billion or less. For the 2016 Award (based on three-year period ending 11/30/2015) it was defined as assets of $57.7 billion or less. Money Market assets are excluded. The Lipper Awards for Best Overall Small Fund Family are based on a review of 30 fund families for 2018, 32 fund families for 2017 and 27 fund families for 2016. The Overall Group award is given to the fund family with the lowest weighted average decile ranking of its respective asset class results based on the Consistent Return (Effective Return) value of the eligible funds per asset class. In cases of identical results, the lower average percentile rank will determine the winner. Sales charges are not taken into consideration. Some Thrivent Mutual Funds may have had fee waivers in effect. If they hadn’t been in effect performance would have been lower. See ThriventFunds.com or the Prospectus for current waiver information. Award for the U.S. Region only.

Fund award methodology: The highest Lipper Leader for Consistent Return (Effective Return) value within each eligible classification deter-mines the fund classification winner over three, five, or 10 years. Sales charges are not taken into consideration. Award for the U.S. Region only.

Class S shares for Thrivent Mutual Funds have no sales charges.

From Thomson Reuters Lipper Awards, ©2018 Thomson Reuters. All rights reserved. Used by permission and protected by the Copyright Laws of the United States. The printing, copying, redistribution, or retransmission of this Content without express written permission is prohibited.

All data represents past performance. Past performance does not guarantee future results. The investment return and principal value of the investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. See ThriventFunds.com for performance results current to the most recent month-end.

Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus and summary prospectus contain more complete information on the investment objectives, risks, charges and expenses of the fund, and other information, which investors should read and consider carefully before investing. Prospectuses are available at ThriventFunds.com or by calling 1-800-847-4836.

Dear Shareholder:

Stock market volatility picked up over the past six months, although the S&P 500® managed a 3.82% gain during the six-month period ending April 30, 2018.

In the fixed-income market, yields on 10-year U.S. Treasuries have continued to edge up. The yield, which was well under 2% two years ago, has climbed to nearly 3%, closing April at 2.93%.

Economic Review

The stock market and the economy got a boost from the new tax bill that was approved in December, which lowered the corporate tax rate from 35% to 21%. The lower tax rate has the potential to improve profit margins while incentivizing corporations to invest more in technology and capital equipment. But the law’s effects will be varied across industries and across companies depending on their legal and capital structures.

The Federal Reserve (Fed) approved a quarter-point hike in the fed funds rate in March, raising it to a target of 1.5% to 1.75%. It was the sixth rate hike since December 2015. The Fed has indicated that there may be two or possibly three more rate hikes during 2018.

The Fed is also continuing to reduce its $4.5 trillion balance sheet by ending its policy of purchasing new Treasury bonds and mortgage-backed securities as their older bonds reach maturity.

Gross domestic product (GDP) growth, which is the broadest measure of economic output, has been fairly solid recently. After growing at an annualized rate of 2.9% in the fourth quarter of 2017, GDP grew 2.3% in the first quarter of 2018 versus 1.2% in the first quarter of 2017, according to the U.S. Department of Commerce.

A number of economic and market factors contributed to the solid GDP growth rate. Corporate earnings have improved, and employment growth has continued unabated, with 90 consecutive months of job growth. The unemployment rate has fallen to 3.9%, as of April—the lowest level since 2000. The oil market has also been strong, with prices up 13.5% since the start of 2018, reaching $68.57 per barrel (West Texas Intermediate) at the end of April.

Market Review

Although the S&P 500 was up 3.82% over the past six months through April 30, it has been volatile through much of 2018. It declined 5.77% over the past three months, ending April at 2,648.05. (The S&P 500 is a market cap–weighted index that represents the average performance of a group of 500 large-capitalization stocks.)

The Nasdaq, an electronic stock exchange with more than 3,300 company listings, has had similar results. It was up 5.61% the past six months, but down 4.40% the past three months, ending April at 7,066.27.

Only two of the 11 sectors of the S&P 500 posted gains through the first four months of 2018—energy and consumer discretionary—while the other nine sectors were all in negative territory.

In the international markets, the MSCI EAFE Index, which measures performance of developed-economy stocks in Europe, Australasia and the Far East, has mirrored the performance of the U.S. market. The index is up 3.67% the past six months, but down 3.88% the past three months through the April close.

Bond market valuation remains unattractive relative to inflation risks. The technical backdrop will now be a challenge without the big central banks buying bonds. The credit sectors of the bond market are also fully valued after a long stretch of strong performance.

Our Outlook

We believe the current volatile stock market is a correction rather than the beginning of a bear market. Corporate earnings are solid and price-to-earnings multiples, although higher than average, are not excessive (and have actually declined in 2018). Further growth in the equities market is likely dependent on continuing earnings growth.

In the fixed-income market, high levels of government, corporate and individual debt have become the new normal. Although not an imminent threat to the markets, if economic conditions weaken, leverage in the government and corporate areas could prove problematic. Mortgage debt is also rising, but unlike the 2007–2009 period, debt levels in this area seem very manageable.

The job market should remain solid, but wage growth remains a concern. Adding new jobs may become increasingly difficult as the market tightens, but businesses have indicated a desire to continue adding workers. The tight market could drive up wages as businesses compete for qualified workers.

With a strengthening economy, a strong job market and rising interest rates, we may see inflation pick up in the next few months; the industry consensus view for inflation is 2.3% for 2018.

Equities in the international developed markets have lost some luster, as earnings estimates have stagnated relative to strong U.S. earnings. An escalation in trade conflicts poses greater risks to most foreign developed markets due to their heavier reliance on export activity, leading to diminished financial prospects and waning investor sentiment.

We’ve seen no evidence of an impending recession, although economic indicators softened somewhat in the first quarter. Economic strength in the U.S. should continue if personal income and consumer spending remain solid, and if wages and corporate earnings continue to improve.

As always, thank you for the trust you have placed in our entire team of professionals at Thrivent Mutual Funds.

Sincerely,

David S. Royal

President and Chief Investment Officer

Thrivent Mutual Funds

THRIVENT AGGRESSIVE ALLOCATION FUND

David C. Francis, CFA, Mark L. Simenstad, CFA, Darren M. Bagwell, CFA, and Stephen D. Lowe, CFA, and David S. Royal, Portfolio Co-Managers*

The Fund seeks long-term capital growth.

The Fund invests in other funds managed by the Adviser and in directly-held equity and debt instruments. The Fund is subject to its own fees and expenses and the expenses of the other funds in which it invests, as well as the risks of the other funds in which it invests. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. Small and medium-sized companies often have greater price volatility and less liquidity than larger companies. Large companies may be unable to respond quickly to new competitive challenges and may not be able to attain a high growth rate. The Fund may incur losses due to investments that do not perform as anticipated by the investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards. Bond prices may decline during periods of rising interest rates. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. The use of derivatives (such as futures and swaps) involves additional risks and transaction costs, which could leave the Fund in a worse position than if it had not used these instruments. The Fund may engage in active and frequent trading of portfolio securities in implementing its principal investment strategies, which may result in higher transaction costs and higher taxes. The Fund is considered “non-diversified” according to SEC regulations, which means that it may invest a greater percentage of its assets in the securities of any single issuer compared with diversified funds.

*	As of April 30, 2018, David S. Royal became a Portfolio Co-Manager

Portfolio Composition
(% of Portfolio)
Large Cap	31.2%
International	21.9%
Small Cap	21.3%
Short-Term Investments	14.1%
Mid Cap	5.1%
Multi-Cap	3.1%
Investment Grade Debt	2.9%
High Yield	0.4%

Total	100.0%
Top 10 Holdings
(% of Net Assets)
Thrivent Partner Worldwide Allocation Fund, Class S	10.9%
Thrivent Large Cap Growth Fund, Class S	7.1%
Thrivent Mid Cap Stock Fund, Class S	6.1%
Thrivent Large Cap Value Fund, Class S	5.4%
Thrivent Core International Equity Fund	4.7%
Thrivent Core Low Volatility Equity Fund	3.5%
Thrivent Large Cap Stock Fund, Class S	3.0%
Thrivent Small Cap Stock Fund, Class S	2.6%
Amazon.com, Inc.	1.0%
SPDR S&P 500 ETF Trust	0.6%

These securities represent 44.9% of the total net assets of the Fund.

Portfolio Composition illustrates market exposure of all asset classes, including long and short derivatives. Portfolio composition does not look-through other mutual funds held to their underlying assets, but rather each fund is assigned to an asset class.

The Portfolio Composition chart excludes collateral held for securities loaned.

The lists of Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

Quoted Portfolio Composition and Top 10 Holdings are subject to change.

THRIVENT BALANCED INCOME PLUS FUND

Mark L. Simenstad, CFA, Noah J. Monsen, CFA, Reginald L. Pfeifer, CFA, Stephen D. Lowe, CFA, and John T. Groton Jr., CFA, Portfolio Co-Managers

The Fund seeks long-term total return through a balance between income and the potential for long-term capital growth.

The Fund invests in debt securities and equity securities. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to investments that do not perform as anticipated by the investment adviser. Bond prices may decline during periods of rising interest rates. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. Leveraged loans, REITs, preferred securities, convertible securities, sovereign debt, and mortgage-related and other asset-backed securities are subject to additional risks. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards; these risks are magnified for investments in emerging markets. An ETF is subject to additional fees and expenses, tracking error, and the risks of the underlying investments that it holds. The use of derivatives (such as futures and swaps) involves additional risks and transaction costs, which could leave the Fund in a worse position than if it had not used these instruments. The Fund may engage in active and frequent trading of portfolio securities in implementing its principal investment strategies, which may result in higher transaction costs and higher taxes.

Portfolio Composition (% of Portfolio)
Common Stock	45.0%
Long-Term Fixed Income	22.6%
Bank Loans	13.8%
Short-Term Investments	10.1%
Registered Investment
Companies	7.6%
Preferred Stock	0.9%

Total	100.0%
Major Market Sectors
(% of Net Assets)
Information Technology	11.5%
Consumer Discretionary	11.0%
Financials	10.9%
Telecommunications Services	7.2%
Affiliated Fixed Income Holdings	6.4%
Materials	6.1%
Mortgage-Backed Securities	5.8%
Real Estate	5.7%
Industrials	5.7%
Consumer Staples	5.7%
Top 10 Holdings
(% of Net Assets)
Thrivent Core Emerging Markets Debt Fund	6.4%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	1.7%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	1.4%
Amazon.com, Inc.	1.4%
Cisco Systems, Inc.	1.0%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	0.9%
UnitedHealth Group, Inc.	0.9%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	0.8%
Visa, Inc.	0.8%
Apple, Inc.	0.8%

These securities represent 16.1% of the total net assets of the Fund.

Quoted Portfolio Composition, Major Market Sectors and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

THRIVENT GOVERNMENT BOND FUND

Michael G. Landreville, CFA and CPA (inactive) and Gregory R. Anderson, CFA, Portfolio Co-Managers

The Fund seeks total return, consistent with preservation of capital. The Fund’s investment objective may be changed without shareholder approval.

The Fund primarily invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities. The value of the Fund is influenced by factors impacting the overall market, debt securities in particular, and the U.S. government. The Fund may incur losses due to investments that do not perform as anticipated by the investment adviser. The value of U.S. government securities may be affected by changes in the credit rating of the U.S. government. Certain U.S. government securities are not backed by the full faith and credit of the U.S. government. Bond prices may decline during periods of rising interest rates. Inflation-linked debt securities, such as TIPS, are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). The value of mortgage-related and other asset-backed securities will be influenced by the factors affecting the housing market and the assets underlying such securities. Sovereign debt securities may be subject to additional risks. In periods when dealer inventories of bonds are low in relation to market size, there is the potential for decreased liquidity and increased price volatility in the fixed income markets. The Fund may engage in active and frequent trading of portfolio securities in implementing its principal investment strategies, which may result in higher transaction costs and higher taxes. The use of derivatives (such as futures and swaps) involves additional risks and transaction costs, which could leave the Fund in a worse position than if it had not used these instruments.

Major Market Sectors
(% of Net Assets)
U.S. Government and Agencies	51.9%
Mortgage-Backed Securities	17.4%
Foreign Government	10.0%
Commercial Mortgage-Backed Securities	8.9%
Financials	3.3%
Asset-Backed Securities	3.2%
Collateralized Mortgage Obligations	2.2%
Consumer Cyclical	1.0%
Energy	0.6%
Top 10 Holdings
(% of Net Assets)
U.S. Treasury Notes	13.3%
Federal National Mortgage Association	5.4%
U.S. Treasury Bonds, TIPS	5.4%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	5.3%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	4.4%
U.S. Treasury Notes	4.2%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	3.3%
U.S. Treasury Bonds, TIPS	2.7%
Federal National Mortgage Association	2.7%
Tennessee Valley Authority	2.6%

These securities represent 49.3% of the total net assets of the Fund.

Bond quality ratings are obtained from Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”). Ratings from S&P, when used, are converted into their equivalent Moody’s ratings. If Moody’s and S&P have assigned different ratings to a security, the lowest rating for the security is used. Not rated may include cash. Investments in derivatives and short-term investments are not reflected in the table.

Quoted Bond Quality Ratings Distributions, Major Market Sectors and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

Bond Quality Ratings Distributions exclude collateral held for securities loaned.

THRIVENT HIGH INCOME MUNICIPAL BOND FUND

Janet I. Grangaard, CFA and Johan A. Akesson, CFA, Co-Portfolio Managers

The Fund seeks a high level of current income exempt from federal income taxes. The Fund’s investment objective may be change without shareholder approval.

Municipal bonds are subject to risks including, but not limited to, credit risk and interest rate risk. Credit risk is the risk that an issuer of a bond to which the Fund is exposed may no longer be able to pay its debt. Bond prices may decline during periods of rising interest rate and changes by the Federal Reserve to monetary policy could affect interest rates and the value of some securities. Below investment grade municipal bonds are subject to additional risks including an increased likelihood of default risk. Default risk is the risk that an issuer will not be able to make principal and interest payments in which case the value of the Fund may be negatively affected. Changes in federal income tax laws or rates may affect both the net asset value of the Fund and the taxable equivalent interest generated from securities in the Fund. Some issues may be subject to state and local taxes and/or the federal and state alternative minimum tax (AMT). Any increase in principal value may be taxable. The Fund may incur losses due to investments that do not perform as anticipated by the investment adviser. In periods when dealer inventories of bonds are low in relation to market size, there is the potential for decreased liquidity and increased price volatility in the fixed income markets. Investing in municipal bonds for the purpose of generating tax-exempt income may not be appropriate for investors in all income tax brackets. Please consult a tax advisor for more detailed information about your specific situation, including state/local tax treatment. These and other risks are described in the Fund’s prospectus.

Major Market Sectors
(% of Net Assets)
Health Care	24.4%
Transportation	24.3%
Education	19.7%
Industrial Development Revenue	10.5%
Other Revenue	9.9%
General Obligation	9.8%
Housing Finance	4.9%
Tax Revenue	4.9%
Top 10 States
(% of Net Assets)
Texas	15.8%
Pennsylvania	14.8%
New York	9.9%
Nevada	9.9%
Colorado	9.7%
Illinois	9.7%
New Jersey	9.6%
Virginia	4.9%
Oklahoma	4.9%
Kansas	4.9%

Investments in securities in these States represent 94.1% of the total net assets of the Fund.

Bond quality ratings are obtained from Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”). Ratings from S&P, when used, are converted into their equivalent Moody’s ratings. If Moody’s and S&P have assigned different ratings to a security, the lowest rating for the security is used. Not rated may include cash. Investments in derivatives and short-term investments are not reflected in the table.

Quoted Bond Quality Ratings Distributions, Major Market Sectors and Top 10 States are subject to change.

The lists of Major Market Sectors and Top 10 States exclude short-term investments and collateral held for securities loaned.

Bond Quality Ratings Distributions exclude collateral held for securities loaned.

THRIVENT HIGH YIELD FUND

Paul J. Ocenasek, CFA, Portfolio Manager

The Fund seeks high current income and, secondarily, growth of capital.

The Fund primarily invests in high-yield, high-risk bonds, notes, debentures and other debt obligations, or preferred stocks. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. Bond prices may decline during periods of rising interest rates. Leveraged loans are subject to numerous risks, including liquidity, credit, declines in the value of collateral underlying them, and detrimental legal actions against them. Convertible securities are subject to additional risks such as interest rate and market risk. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to investments that do not perform as anticipated by the investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards. In periods when dealer inventories of bonds are low in relation to market size, there is the potential for decreased liquidity and increased price volatility in the fixed income markets. The use of derivatives (such as futures and swaps) involves additional risks and transaction costs, which could leave the Fund in a worse position than if it had not used these instruments.

Major Market Sectors
(% of Net Assets)
Energy	16.0%
Communications Services	15.5%
Consumer Cyclical	13.8%
Capital Goods	10.5%
Consumer Non-Cyclical	10.3%
Basic Materials	9.4%
Financials	7.9%
Technology	5.9%
Utilities	4.3%
Transportation	1.1%
Top 10 Holdings
(% of Net Assets)
Sprint Corporation	2.0%
Valeant Pharmaceuticals International, Inc.	0.9%
Alliance Data Systems Corporation	0.9%
Berry Plastics Corporation	0.8%
Tallgrass Energy Partners, LP	0.8%
Quicken Loans, Inc.	0.7%
Neptune Finco Corporation	0.7%
Digicel, Ltd.	0.7%
Sprint Communications, Inc.	0.7%
Inception Merger Sub, Inc.	0.7%

These securities represent 8.9% of the total net assets of the Fund.

Bond quality ratings are obtained from Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”). Ratings from S&P, when used, are converted into their equivalent Moody’s ratings. If Moody’s and S&P have assigned different ratings to a security, the lowest rating for the security is used. Not rated may include cash. Investments in derivatives and short-term investments are not reflected in the table.

Quoted Bond Quality Ratings Distributions, Major Market Sectors and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

Bond Quality Ratings Distributions exclude collateral held for securities loaned.

THRIVENT INCOME FUND

Stephen D. Lowe, CFA, and Kent L. White, CFA, Portfolio Co-Managers

The Fund seeks high current income while preserving principal and, secondarily, long-term growth of capital in order to maintain investors’ purchasing power.

The Fund primarily invests in investment-grade corporate bonds, government bonds, asset-backed securities and mortgage-backed securities. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to investments that do not perform as anticipated by the investment adviser. Bond prices may decline during periods of rising interest rates. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. The value of mortgage-related and other asset-backed securities will be influenced by the factors affecting the housing market and the assets underlying such securities. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards. The prices of futures contracts can be highly volatile and the loss from investing in them can exceed the initial investment. In periods when dealer inventories of bonds are low in relation to market size, there is the potential for decreased liquidity and increased price volatility in the fixed income markets. To the extent that the financials sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. The Fund may engage in active and frequent trading of portfolio securities in implementing its principal investment strategies, which may result in higher transaction costs and higher taxes.

Major Market Sectors
(% of Net Assets)
Financials	28.8%
Consumer Non-Cyclical	11.1%
Communications Services	10.0%
Energy	9.8%
Utilities	6.2%
U.S. Government and Agencies	5.4%
Basic Materials	4.5%
Consumer Cyclical	4.5%
Technology	4.5%
Mortgage-Backed Securities	4.3%
Top 10 Holdings
(% of Net Assets)
U.S. Treasury Bonds	1.9%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	1.4%
U.S. Treasury Bonds	0.9%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	0.8%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	0.8%
U.S. Treasury Bonds	0.7%
Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through	0.7%
U.S. Treasury Bonds	0.6%
Smithfield Foods, Inc.	0.5%
Southern Company	0.5%

These securities represent 8.8% of the total net assets of the Fund.

Bond quality ratings are obtained from Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”). Ratings from S&P, when used, are converted into their equivalent Moody’s ratings. If Moody’s and S&P have assigned different ratings to a security, the lowest rating for the security is used. Not rated may include cash. Investments in derivatives and short-term investments are not reflected in the table.

Quoted Bond Quality Ratings Distributions, Major Market Sectors and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

Bond Quality Ratings Distributions exclude collateral held for securities loaned.

THRIVENT LARGE CAP GROWTH FUND

Darren M. Bagwell, CFA, Portfolio Manager

The Fund seeks long-term capital appreciation.

The Fund primarily invests in securities of large companies, which may be unable to respond quickly to new competitive challenges and may not be able to attain a high growth rate. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to investments that do not perform as anticipated by the investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards. Common stocks of companies that rely extensively on technology, science or communications in their product development or operations may be more volatile than the overall stock market and may or may not move in tandem with the overall stock market.

Portfolio Composition
(% of Portfolio)
Common Stock	94.1%
Short-Term Investments	5.9%

Total	100.0%

Major Market Sectors
(% of Net Assets)
Information Technology	46.4%
Consumer Discretionary	19.2%
Financials	9.9%
Health Care	9.5%
Industrials	5.7%
Energy	3.5%

Top 10 Holdings
(% of Net Assets)
Amazon.com, Inc.	12.0%
Visa, Inc.	5.7%
Alphabet, Inc., Class A	5.4%
MasterCard, Inc.	4.8%
Microsoft Corporation	4.6%
PayPal Holdings, Inc.	3.6%
Salesforce.com, Inc.	3.5%
Facebook, Inc.	3.5%
Apple, Inc.	3.3%
Netflix, Inc.	3.0%

These securities represent 49.4% of the total net assets of the Fund.

Quoted Portfolio Composition, Major Market Sectors and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

THRIVENT LARGE CAP STOCK FUND

Kurt J. Lauber, CFA, Darren M. Bagwell, CFA, and Noah J. Monsen, CFA, Portfolio Co-Managers

The Fund seeks long-term capital growth.

The Fund primarily invests in securities of large companies, which may be unable to respond quickly to new competitive challenges and may not be able to attain a high growth rate. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to investments that do not perform as anticipated by the investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards. The use of derivatives (such as futures and swaps) involves additional risks and transaction costs, which could leave the Fund in a worse position than if it had not used these instruments.

Portfolio Composition
(% of Portfolio)
Common Stock	88.6%
Short-Term Investments	11.3%
Preferred Stock	0.1%

Total	100.0%

Major Market Sectors
(% of Net Assets)
Information Technology	17.1%
Consumer Discretionary	14.7%
Financials	13.6%
Industrials	12.2%
Health Care	9.8%
Materials	6.8%
Energy	5.9%
Consumer Staples	3.6%
Utilities	2.5%
Telecommunications Services	1.8%

Top 10 Holdings
(% of Net Assets)
Amazon.com, Inc.	5.1%
Apple, Inc.	3.2%
Microsoft Corporation	2.2%
Alphabet, Inc., Class A	2.2%
Alphabet, Inc., Class C	1.8%
Boeing Company	1.8%
Facebook, Inc.	1.6%
Halliburton Company	1.6%
Goldman Sachs Group, Inc.	1.6%
Comcast Corporation	1.5%

These securities represent 22.6% of the total net assets of the Fund.

Quoted Portfolio Composition, Major Market Sectors and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

THRIVENT LARGE CAP VALUE FUND

Kurt J. Lauber, CFA, Portfolio Manager

The Fund seeks to achieve long-term growth of capital.

The Fund primarily invests in securities of large companies, which may be unable to respond quickly to new competitive challenges and may not be able to attain a high growth rate. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to investments that do not perform as anticipated by the investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards.

Portfolio Composition
(% of Portfolio)
Common Stock	97.0%
Short-Term Investments	3.0%

Total	100.0%

Major Market Sectors
(% of Net Assets)
Financials	27.0%
Information Technology	14.7%
Health Care	13.0%
Energy	10.8%
Industrials	10.5%
Consumer Discretionary	7.6%
Materials	4.2%
Consumer Staples	3.8%
Utilities	3.0%
Telecommunications Services	2.6%

Top 10 Holdings
(% of Net Assets)
Cisco Systems, Inc.	5.1%
Bank of America Corporation	4.8%
Citigroup, Inc.	4.0%
Chevron Corporation	3.3%
Microsoft Corporation	3.2%
Lowe’s Companies, Inc.	2.7%
Oracle Corporation	2.7%
Verizon Communications, Inc.	2.6%
Merck & Company, Inc.	2.5%
Comcast Corporation	2.3%

These securities represent 33.2% of the total net assets of the Fund.

Quoted Portfolio Composition, Major Market Sectors and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

THRIVENT LIMITED MATURITY BOND FUND

Michael G. Landreville, CFA and CPA (inactive) and Gregory R. Anderson, CFA, Portfolio Co-Managers

The Fund seeks a high level of current income consistent with stability of principal.

The Fund primarily invests in investment-grade debt securities. The value of the Fund is influenced by factors impacting the overall market, debt securities in particular, and specific issuers. The Fund may incur losses due to investments that do not perform as anticipated by the investment adviser. Bond prices may decline during periods of rising interest rates. Credit risk is the risk that an issuer of a debt security may not pay its debt and high yield securities are subject to increased credit risk as well as liquidity risk. The value of mortgage-related and other asset-backed securities will be influenced by the factors affecting the housing market and the assets underlying such securities. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards. The prices of futures contracts can be highly volatile and the loss from investing in them can exceed the initial investment. Collateralized debt obligations are subject to additional risks. In periods when dealer inventories of bonds are low in relation to market size, there is the potential for decreased liquidity and increased price volatility in the fixed income markets.

Major Market Sectors
(% of Net Assets)
Asset-Backed Securities	24.4%
Financials	19.4%
U.S. Government and Agencies	18.4%
Consumer Non-Cyclical	6.2%
Commercial Mortgage-Backed Securities	4.4%
Collateralized Mortgage Obligations	4.3%
Energy	4.0%
Mortgage-Backed Securities	3.2%
Technology	2.5%
Consumer Cyclical	2.4%

Top 10 Holdings
(% of Net Assets)
U.S. Treasury Notes	6.5%
U.S. Treasury Notes	2.2%
U.S. Treasury Notes, TIPS	1.9%
Federal National Mortgage Association	1.6%
Federal National Mortgage Association Conventional 15-Yr. Pass Through	1.3%
Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through	1.1%
U.S. Treasury Bonds	0.9%
U.S. Treasury Notes	0.8%
Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates	0.8%
U.S. Treasury Bonds, TIPS	0.7%

These securities represent 17.8% of the total net assets of the Fund.

Bond quality ratings are obtained from Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”). Ratings from S&P, when used, are converted into their equivalent Moody’s ratings. If Moody’s and S&P have assigned different ratings to a security, the lowest rating for the security is used. Not rated may include cash. Investments in derivatives and short-term investments are not reflected in the table.

Quoted Bond Quality Ratings Distributions, Major Market Sectors and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

Bond Quality Ratings Distributions exclude collateral held for securities loaned.

THRIVENT LOW VOLATILITY EQUITY FUND

Noah J. Monsen, CFA and Brian W. Bomgren, CQF, Portfolio Co-Managers

The Fund seeks long-term capital appreciation with lower volatility relative to the global equity markets. The Fund’s investment objective may be changed without shareholder approval.

The Fund primarily invests in equity securities. Although the Fund seeks lower volatility than the global equity markets, its returns will experience some volatility. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to investments that do not perform as anticipated by the investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards. Small and medium-sized companies often have greater price volatility and less liquidity than larger companies. Large companies may be unable to respond quickly to new competitive challenges and may not be able to attain a high growth rate. The use of derivatives (such as futures and swaps) involves additional risks and transaction costs, which could leave the Fund in a worse position than if it had not used these instruments.

Portfolio Composition
(% of Portfolio)
Common Stock	91.9%
Short-Term Investments	8.1%

Total	100.0%

Major Market Sectors
(% of Net Assets)
Financials	15.3%
Health Care	13.0%
Information Technology	12.7%
Industrials	11.9%
Consumer Staples	11.9%
Consumer Discretionary	7.2%
Utilities	5.4%
Telecommunications Services	4.9%
Real Estate	3.2%
Energy	3.1%

Top 10 Holdings
(% of Net Assets)
Progressive Corporation	1.5%
MasterCard, Inc.	1.5%
Cisco Systems, Inc.	1.4%
NTT DOCOMO, Inc.	1.4%
Pfizer, Inc.	1.4%
Automatic Data Processing, Inc.	1.4%
Oracle Corporation	1.4%
Astellas Pharmaceutical, Inc.	1.3%
Allstate Corporation	1.3%
Berkshire Hathaway, Inc.	1.3%

These securities represent 13.9% of the total net assets of the Fund.

Quoted Portfolio Composition, Major Market Sectors and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

THRIVENT MID CAP STOCK FUND

Brian J. Flanagan, CFA, Portfolio Manager

The Fund seeks long-term capital growth.

The Fund primarily invests in securities of mid-sized companies, which often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to investments that do not perform as anticipated by the investment adviser.

Portfolio Composition
(% of Portfolio)
Common Stock	91.3%
Short-Term Investments	8.7%

Total	100.0%

Major Market Sectors
(% of Net Assets)
Financials	19.7%
Industrials	19.0%
Information Technology	18.0%
Consumer Discretionary	9.5%
Real Estate	6.0%
Health Care	5.8%
Energy	5.6%
Materials	4.8%
Utilities	2.1%
Consumer Staples	1.1%

Top 10 Holdings
(% of Net Assets)
Zions Bancorporation	4.4%
Red Hat, Inc.	4.4%
Steel Dynamics, Inc.	3.7%
Southwest Airlines Company	3.4%
Twitter, Inc.	3.0%
Huntington Ingalls Industries, Inc.	2.8%
Akamai Technologies, Inc.	2.8%
Alliance Data Systems Corporation	2.7%
KeyCorp	2.7%
Assured Guaranty, Ltd.	2.2%

These securities represent 32.1% of the total net assets of the Fund.

Quoted Portfolio Composition, Major Market Sectors and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

THRIVENT MODERATE ALLOCATION FUND

David C. Francis, CFA, Mark L. Simenstad, CFA, Darren M. Bagwell, CFA, and Stephen D. Lowe, CFA, and David S. Royal, Portfolio Co-Managers*

The Fund seeks long-term capital growth while providing reasonable stability of principal.

The Fund invests in other funds managed by the Adviser and in directly-held equity and debt instruments. The Fund is subject to its own fees and expenses and the expenses of the other funds in which it invests, as well as the risks of the other funds in which it invests. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. Small and medium-sized companies often have greater price volatility and less liquidity than larger companies. Large companies may be unable to respond quickly to new competitive challenges and may not be able to attain a high growth rate. The Fund may incur losses due to investments that do not perform as anticipated by the investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards. Bond prices may decline during periods of rising interest rates. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. The use of derivatives (such as futures and swaps) involves additional risks and transaction costs, which could leave the Fund in a worse position than if it had not used these instruments. The Fund may engage in active and frequent trading of portfolio securities in implementing its principal investment strategies, which may result in higher transaction costs and higher taxes. The Fund is considered “non-diversified” according to SEC regulations, which means that it may invest a greater percentage of its assets in the securities of any single issuer compared with diversified funds.

* As of April 30, 2018, David S. Royal became a Portfolio Co-Manager

Portfolio Composition
(% of Portfolio)
Investment Grade Debt	29.6%
Large Cap	21.9%
Short-Term Investments	13.4%
International	12.0%
Small Cap	8.9%
Mid Cap	4.3%
High Yield	3.4%
Floating Rate Debt	2.7%
Multi-Cap	2.4%
Emerging Markets Debt	1.4%

Total	100.0%

Top 10 Holdings
(% of Net Assets)
Thrivent Large Cap Value Fund, Class S	7.9%
Thrivent Large Cap Growth Fund, Class S	6.5%
Thrivent Partner Worldwide Allocation Fund, Class S	5.9%
Thrivent Income Fund, Class S	4.7%
Thrivent Mid Cap Stock Fund, Class S	4.5%
Thrivent Limited Maturity Bond Fund, Class S	2.7%
Thrivent Core Low Volatility Equity Fund	2.7%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	2.3%
Thrivent Large Cap Stock Fund, Class S	2.2%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	2.0%

These securities represent 41.4% of the total net assets of the Fund.

Portfolio Composition illustrates market exposure of all asset classes, including long and short derivatives.

Portfolio composition does not look-through other mutual funds held to their underlying assets, but rather each fund is assigned to an asset class.

The Portfolio Composition chart excludes collateral held for securities loaned.

The lists of Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

Quoted Portfolio Composition and Top 10 Holdings are subject to change.

THRIVENT MODERATELY AGGRESSIVE ALLOCATION FUND

David C. Francis, CFA, Mark L. Simenstad, CFA, Darren M. Bagwell, CFA, and Stephen D. Lowe, CFA, and David S. Royal, Portfolio Co-Managers*

The Fund seeks long-term capital growth.

The Fund invests in other funds and in directly-held equity and debt instruments. The Fund is subject to its own fees and expenses and the expenses of the other funds in which it invests, as well as the risks of the other funds in which it invests. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. Small and medium-sized companies often have greater price volatility and less liquidity than larger companies. Large companies may be unable to respond quickly to new competitive challenges and may not be able to attain a high growth rate. The Fund may incur losses due to investments that do not perform as anticipated by the investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards. Bond prices may decline during periods of rising interest rates. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. The use of derivatives (such as futures and swaps) involves additional risks and transaction costs, which could leave the Fund in a worse position than if it had not used these instruments. The Fund may engage in active and frequent trading of portfolio securities in implementing its principal investment strategies, which may result in higher transaction costs and higher taxes. The Fund is considered “non-diversified” according to SEC regulations, which means that is may invest a greater percentage of its assets in the securities of any single issuer compared with diversified funds.

* As of April 30, 2018, David S. Royal became a Portfolio Co-Manager

Portfolio Composition
(% of Portfolio)
Large Cap	32.1%
International	17.1%
Investment Grade Debt	15.4%
Small Cap	11.7%
Short-Term Investments	11.6%
Mid Cap	5.3%
Multi-Cap	2.7%
High Yield	1.9%
Floating Rate Debt	1.5%
Emerging Markets Debt	0.7%

Total	100.0%

Top 10 Holdings
(% of Net Assets)
Thrivent Partner Worldwide Allocation Fund, Class S	9.7%
Thrivent Large Cap Value Fund, Class S	8.3%
Thrivent Large Cap Growth Fund, Class S	7.3%
Thrivent Mid Cap Stock Fund, Class S	6.2%
Thrivent Large Cap Stock Fund, Class S	5.0%
Thrivent Core International Equity Fund	3.4%
Thrivent Core Low Volatility Equity Fund	3.0%
Thrivent Income Fund, Class S	2.3%
Thrivent Small Cap Stock Fund, Class S	1.6%
Thrivent Limited Maturity Bond Fund, Class S	1.3%

These securities represent 48.1% of the total net assets of the Fund.

Portfolio Composition illustrates market exposure of all asset classes, including long and short derivatives.

Portfolio composition does not look-through other mutual funds held to their underlying assets, but rather each fund is assigned to an asset class. The Portfolio Composition chart excludes collateral held for securities loaned.

The lists of Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

Quoted Portfolio Composition and Top 10 Holdings are subject to change.

THRIVENT MODERATELY CONSERVATIVE ALLOCATION FUND

David C. Francis, CFA, Mark L. Simenstad, CFA, Darren M. Bagwell, CFA, and Stephen D. Lowe, CFA, and David S. Royal, Portfolio Co-Managers*

The Fund seeks long-term capital growth while providing reasonable stability of principal.

The Fund invests in other funds and in directly-held equity and debt instruments. The Fund is subject to its own fees and expenses and the expenses of the other funds in which it invests, as well as the risks of the other funds in which it invests. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. Small and medium-sized companies often have greater price volatility and less liquidity than larger companies. Large companies may be unable to respond quickly to new competitive challenges and may not be able to attain a high growth rate. The Fund may incur losses due to investments that do not perform as anticipated by the investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards. Bond prices may decline during periods of rising interest rates. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. The use of derivatives (such as futures and swaps) involves additional risks and transaction costs, which could leave the Fund in a worse position than if it had not used these instruments. The Fund may engage in active and frequent trading of portfolio securities in implementing its principal investment strategies, which may result in higher transaction costs and higher taxes. The Fund is considered “non-diversified” according to SEC regulations, which means that it may invest a greater percentage of its assets in the securities of any single issuer compared with diversified funds.

* As of April 30, 2018, David S. Royal became a Portfolio Co-Manager

Portfolio Composition
(% of Portfolio)
Investment Grade Debt	43.4%
Large Cap	14.8%
Short-Term Investments	14.1%
International	7.2%
Small Cap	5.0%
High Yield	5.0%
Floating Rate Debt	4.1%
Mid Cap	3.0%
Emerging Markets Debt	1.9%
Multi-Cap	1.5%

Total	100.0%

Top 10 Holdings
(% of Net Assets)
Thrivent Income Fund, Class S	7.6%
Thrivent Large Cap Value Fund, Class S	7.1%
Thrivent Partner Worldwide Allocation Fund, Class S	4.6%
Thrivent Limited Maturity Bond Fund, Class S	4.3%
Thrivent Large Cap Growth Fund, Class S	3.4%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	3.3%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	2.7%
U.S. Treasury Notes	2.5%
Thrivent High Yield Fund, Class S	2.5%
Thrivent Core Emerging Markets Debt Fund	2.2%

These securities represent 40.2% of the total net assets of the Fund.

Portfolio Composition illustrates market exposure of all asset classes, including long and short derivatives. Portfolio composition does not look-through other mutual funds held to their underlying assets, but rather each fund is assigned to an asset class.

The Portfolio Composition chart excludes collateral held for securities loaned.

The lists of Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

Quoted Portfolio Composition and Top 10 Holdings are subject to change.

THRIVENT MONEY MARKET FUND

William D. Stouten, Portfolio Manager

The Fund seeks a high level of current income, while maintaining liquidity and a constant net asset value of $1.00 per share.

The Fund invests at least 99.5% of its total assets in government securities, cash and repurchase agreements collateralized fully by government securities or cash. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. Credit risk is the risk that an issuer of a bond to which the Fund is exposed may no longer be able to pay its debt. A weak economy, strong equity markets, or changes by the Federal Reserve to its monetary policies may cause short-term interest rates to increase and affect the Fund ability to maintain a stable share price. Securities issued or guaranteed by U.S. government-related organizations are not backed by the full faith and credit of the U.S. government.

Portfolio Composition
(% of Portfolio)
U.S. Government Agency Debt	89.7%
U.S. Treasury Debt	10.3%

Total	100.0%

An investment in the Thrivent Money Market Fund is not insured or guaranteed by the FDIC or any other government agency.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Quoted Portfolio Composition is subject to change.

THRIVENT MUNICIPAL BOND FUND

Janet I. Grangaard, CFA, Portfolio Manager

The Fund seeks a high level of current income exempt from federal income taxes, consistent with capital preservation.

Municipal bonds are subject to risks including, but not limited to, credit risk and interest rate risk. Credit risk is the risk that an issuer of a bond to which the Fund is exposed may no longer be able to pay its debt. Interest rate risk means bond prices may decline during periods of rising interest rates, and changes by the Federal Reserve to monetary policy could affect interest rates and the value of some securities. Changes in federal income tax laws or rates may affect both the net asset value of the Fund and the taxable equivalent interest generated from securities in the Fund. Some issues may be subject to state and local taxes and/or the federal and state alternative minimum tax (AMT). Any increase in principal value may be taxable. The Fund may incur losses due to investments that do not perform as anticipated by the investment adviser. Investing in municipal bonds for the purpose of generating tax-exempt income may not be appropriate for investors in all income tax brackets. Please consult a tax advisor for more detailed information about your specific situation, including state/local tax treatment. These and other risks are described in the Fund’s prospectus. In periods when dealer inventories of bonds are low in relation to market size, there is the potential for decreased liquidity and increased price volatility in the fixed income markets.

Major Market Sectors
(% of Net Assets)
Escrowed/Pre-refunded	20.0%
Transportation	16.0%
Health Care	15.3%
Education	13.0%
General Obligation	9.0%
Other Revenue	7.7%
Tax Revenue	6.4%
Water & Sewer	5.5%
Electric Revenue	3.3%
Housing Finance	1.4%

Top 10 States
(% of Net Assets)
California	11.7%
Texas	9.6%
New York	8.0%
Illinois	5.9%
Florida	5.5%
Ohio	5.4%
Colorado	4.1%
Massachusetts	3.9%
Minnesota	3.3%
Washington	3.2%

Investments in securities in these States represent 60.6% of the total net assets of the Fund.

Bond quality ratings are obtained from Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”). Ratings from S&P, when used, are converted into their equivalent Moody’s ratings. If Moody’s and S&P have assigned different ratings to a security, the lowest rating for the security is used. Not rated may include cash. Investments in derivatives and short-term investments are not reflected in the table.

Quoted Bond Quality Ratings Distributions, Major Market Sectors and Top 10 States are subject to change.

The lists of Major Market Sectors and Top 10 States exclude short-term investments and collateral held for securities loaned.

Bond Quality Ratings Distributions exclude collateral held for securities loaned.

THRIVENT OPPORTUNITY INCOME PLUS FUND

Stephen D. Lowe, CFA, Gregory R. Anderson, CFA, Conrad E. Smith, CFA, Paul J. Ocenasek, CFA, and Kent L. White, CFA, Portfolio Co-Managers

The Fund seeks a high level of current income consistent with capital preservation.

The Fund primarily invests in a broad range of debt securities. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to investments that do not perform as anticipated by the investment adviser. Bond prices may decline during periods of rising interest rates. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. Leveraged loans, REITs, preferred securities, convertible securities, sovereign debt, and mortgage-related and other asset-backed securities are subject to additional risks. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards; these risks are magnified for investments in emerging markets. An ETF is subject to additional fees and expenses, tracking error, and the risks of the underlying investments that it holds. The use of derivatives (such as futures and swaps) involves additional risks and transaction costs, which could leave the Fund in a worse position than if it had not used these instruments. The Fund may engage in active and frequent trading of portfolio securities in implementing its principal investment strategies, which may result in higher transaction costs and higher taxes.

Major Market Sectors
(% of Net Assets)
Affiliated Fixed Income Holdings	14.3%
Communications Services	12.2%
Mortgage-Backed Securities	11.9%
Financials	9.3%
Consumer Non-Cyclical	8.1%
Consumer Cyclical	7.4%
Collateralized Mortgage Obligations	7.4%
Asset-Backed Securities	4.6%
Energy	4.6%
Technology	4.5%

Top 10 Holdings
(% of Net Assets)
Thrivent Core Emerging Markets Debt Fund	14.3%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	3.4%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	2.6%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	2.1%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	1.9%
Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through	1.3%
Sable International Finance, Ltd., Term Loan	0.9%
Scientific Games International, Inc., Term Loan	0.8%
Air Medical Group Holdings, Inc., Term Loan	0.8%
First Data Corporation, Term Loan	0.7%

These securities represent 28.8% of the total net assets of the Fund.

Bond quality ratings are obtained from Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”). Ratings from S&P, when used, are converted into their equivalent Moody’s ratings. If Moody’s and S&P have assigned different ratings to a security, the lowest rating for the security is used. Not rated may include cash. Investments in derivatives and short-term investments are not reflected in the table.

Quoted Bond Quality Ratings Distributions, Major Market Sectors and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

Bond Quality Ratings Distributions exclude collateral held for securities loaned.

THRIVENT PARTNER EMERGING MARKETS EQUITY FUND

Subadvised by Aberdeen Asset Managers Limited

The Fund seeks long-term capital growth.

The Fund primarily invests in emerging markets equities. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards; these risks are magnified for investments in emerging markets. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to investments that do not perform as anticipated by the investment adviser. Small and medium-sized companies often have greater price volatility and less liquidity than larger companies. Large cap companies may be unable to respond quickly to new competitive challenges and may not be able to attain a high growth rate. Preferred securities are subject to additional risks. To the extent that the financials sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector.

Portfolio Composition
(% of Portfolio)
Common Stock	91.5%
Preferred Stock	6.1%
Short-Term Investments	2.4%

Total	100.0%

Major Market Sectors
(% of Net Assets)
Financials	26.3%
Information Technology	19.4%
Consumer Staples	14.8%
Consumer Discretionary	11.8%
Materials	10.3%
Industrials	4.2%
Telecommunications Services	3.4%
Real Estate	3.3%
Energy	2.8%
Health Care	0.9%

Top 10 Countries
(% of Net Assets)
India	14.1%
Brazil	11.8%
South Korea	9.6%
China	8.7%
Cayman Islands	7.2%
Hong Kong	7.1%
Mexico	5.2%
Taiwan	4.7%
Indonesia	4.3%
South Africa	3.8%

Investments in securities in these countries represent 76.5% of the total net assets of the Fund.

Quoted Portfolio Composition, Major Market Sectors and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

THRIVENT PARTNER WORLDWIDE ALLOCATION FUND

Managed by Thrivent Asset Management, LLC, and subadvised by Principal Global Investors, LLC, Aberdeen Asset Managers Limited and Goldman Sachs Asset Management, L.P.

The Fund seeks long-term capital growth.

The Fund primarily invests in equity and debt securities of issuers throughout the world. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards; these risks are magnified for investments in emerging markets. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to investments that do not perform as anticipated by the investment advisers. Small and medium-sized companies often have greater price volatility and less liquidity than larger companies. Large cap companies may be unable to respond quickly to new competitive challenges and may not be able to attain a high growth rate. Bond prices may decline during periods of rising interest rates. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. Sovereign debt securities are issued or guaranteed by foreign governmental entities that may delay or refuse to pay interest or repay principal to investors for a variety of economic and/or political reasons. The investment styles employed by the Fund’s sub-advisers may not be complementary.

Portfolio Composition
(% of Portfolio)
Common Stock	88.4%
Long-Term Fixed Income	9.2%
Short-Term Investments	1.3%
Preferred Stock	1.1%

Total	100.0%

Major Market Sectors
(% of Net Assets)
Financials	17.1%
Consumer Discretionary	13.5%
Industrials	13.0%
Materials	9.9%
Consumer Staples	9.4%
Information Technology	9.3%
Foreign Government	6.4%
Health Care	6.3%
Energy	6.1%
Real Estate	2.5%

Top 10 Countries
(% of Net Assets)
Japan	19.6%
United Kingdom	13.2%
Germany	5.8%
France	5.3%
Switzerland	4.7%
Australia	4.2%
Netherlands	3.7%
Italy	2.7%
Canada	2.5%
Sweden	2.5%

Investments in securities in these countries represent 64.2% of the total net assets of the Fund.

Quoted Portfolio Composition, Major Market Sectors and Top 10 Countries are subject to change.

The lists of Major Market Sectors and Top 10 Countries exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

THRIVENT SMALL CAP GROWTH FUND

David J. Lettenberger, CFA, Portfolio Manager

The Fund seeks long-term capital growth. The Fund’s investment objective may be changed without shareholder approval.

The Fund primarily invests in securities of small companies. Smaller, less seasoned companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to investments that do not perform as anticipated by the investment adviser. Common stocks of companies that rely extensively on technology, science or communications in their product development or operations may be more volatile than the overall stock market and may or may not move in tandem with the overall stock market.

Portfolio Composition
(% of Portfolio)
Common Stock	96.4%
Short-Term Investments	2.1%
Registered Investment Companies	1.5%

Total	100.0%

Major Market Sectors
(% of Net Assets)
Information Technology	29.0%
Industrials	17.2%
Health Care	16.9%
Consumer Discretionary	15.1%
Financials	11.2%
Energy	3.2%
Consumer Staples	2.1%
Equity Funds/ETFs	1.5%
Telecommunications Services	0.7%
Real Estate	0.3%

Top 10 Holdings
(% of Net Assets)
Proofpoint, Inc.	3.3%
Monolithic Power Systems, Inc.	2.7%
Kirby Corporation	2.1%
Nevro Corporation	2.0%
2U, Inc.	2.0%
New Relic, Inc.	1.9%
Dolby Laboratories, Inc.	1.9%
Tyler Technologies, Inc.	1.9%
Tactile Systems Technology, Inc.	1.8%
Guidewire Software, Inc.	1.8%

These securities represent 21.4% of the total net assets of the Fund.

Quoted Portfolio Composition, Major Market Sectors and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

THRIVENT SMALL CAP STOCK FUND

Matthew D. Finn, CFA, and James M. Tinucci, CFA, Portfolio Co-Managers

The Fund seeks long-term capital growth.

The Fund primarily invests in securities of small companies. Smaller, less seasoned companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to investments that do not perform as anticipated by the investment adviser.

Portfolio Composition
(% of Portfolio)
Common Stock	95.8%
Short-Term Investments	2.7%
Registered Investment Companies	1.5%

Total	100.0%

Major Market Sectors
(% of Net Assets)
Financials	25.6%
Industrials	20.3%
Information Technology	15.3%
Consumer Discretionary	9.5%
Health Care	8.3%
Energy	5.0%
Consumer Staples	4.0%
Materials	3.1%
Utilities	2.2%
Real Estate	2.0%

Top 10 Holdings
(% of Net Assets)
Kirby Corporation	3.0%
Children’s Place, Inc.	2.0%
Synovus Financial Corporation	1.9%
MRC Global, Inc.	1.9%
Dolby Laboratories, Inc.	1.8%
MGP Ingredients, Inc.	1.6%
Virtusa Corporation	1.6%
AZZ, Inc.	1.5%
Pegasystems, Inc.	1.5%
Assured Guaranty, Ltd.	1.5%

These securities represent 18.3% of the total net assets of the Fund.

Quoted Portfolio Composition, Major Market Sectors and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

SHAREHOLDER EXPENSE EXAMPLE

(unaudited)

As a shareholder of a Fund, you incur, depending on the Fund and share class, two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2017 through April 30, 2018.

Actual Expenses

In the table below, the first section, labeled “Actual,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number from the appropriate Class line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid. A semiannual account maintenance fee of $10 may be charged to Class A shareholder accounts if the value falls to an amount of $2,000 or less, in the case of a non-qualified account, and $1,000 or less, in the case of a qualified account. This fee is not included in the table below. If it were and you were assessed such a fee, the expenses you paid during the period would have been higher and the ending account value would have been lower.

Hypothetical Example for Comparison Purposes

In the table below, the second section, labeled “Hypothetical,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A semiannual account maintenance fee of $10 may be charged to Class A shareholder accounts if the value falls to an amount of $2,000 or less, in the case of a non-qualified account, and $1,000 or less, in the case of a qualified account. This fee is not included in the table below. If it were and you were assessed such a fee, the expenses you paid during the period would have been higher and the ending account value would have been lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 11/1/2017	Ending Account Value 4/30/2018	Expenses Paid during Period 11/1/2017 - 4/30/2018*	Annualized Expense Ratio
Thrivent Aggressive Allocation Fund

Actual
Class A	$1,000	$1,043	$4.62	0.91%
Class S	$1,000	$1,045	$3.32	0.66%

Hypothetical**
Class A	$1,000	$1,020	$4.57	0.91%
Class S	$1,000	$1,022	$3.28	0.66%
Thrivent Balanced Income Plus Fund

Actual
Class A	$1,000	$1,021	$5.20	1.04%
Class S	$1,000	$1,022	$3.64	0.73%

Hypothetical**
Class A	$1,000	$1,020	$5.20	1.04%
Class S	$1,000	$1,021	$3.64	0.73%
Thrivent Government Bond Fund

Actual
Class A	$1,000	$984	$4.18	0.85%
Class S	$1,000	$985	$3.69	0.75%

Hypothetical**
Class A	$1,000	$1,021	$4.26	0.85%
Class S	$1,000	$1,021	$3.76	0.75%

	Beginning Account Value 11/1/2017	Ending Account Value 4/30/2018	Expenses Paid during Period 11/1/2017 - 4/30/2018*	Annualized Expense Ratio
Thrivent High Income Municipal Bond Fund

Actual
Class S	$1,000	$1,007	$1.12	0.66%

Hypothetical**
Class S	$1,000	$1,022	$3.31	0.66%
Thrivent High Yield Fund

Actual
Class A	$1,000	$994	$3.96	0.80%
Class S	$1,000	$997	$2.80	0.57%

Hypothetical**
Class A	$1,000	$1,021	$4.01	0.80%
Class S	$1,000	$1,022	$2.84	0.57%
Thrivent Income Fund

Actual
Class A	$1,000	$977	$3.75	0.77%
Class S	$1,000	$979	$2.21	0.45%

Hypothetical**
Class A	$1,000	$1,021	$3.84	0.77%
Class S	$1,000	$1,023	$2.26	0.45%
Thrivent Large Cap Growth Fund

Actual
Class A	$1,000	$1,096	$6.14	1.18%
Class S	$1,000	$1,098	$4.24	0.82%

Hypothetical**
Class A	$1,000	$1,019	$5.92	1.18%
Class S	$1,000	$1,021	$4.09	0.82%
Thrivent Large Cap Stock Fund

Actual
Class A	$1,000	$1,045	$5.05	1.00%
Class S	$1,000	$1,046	$3.27	0.65%

Hypothetical**
Class A	$1,000	$1,020	$4.99	1.00%
Class S	$1,000	$1,022	$3.24	0.65%
Thrivent Large Cap Value Fund

Actual
Class A	$1,000	$1,043	$4.55	0.90%
Class S	$1,000	$1,045	$2.69	0.53%

Hypothetical**
Class A	$1,000	$1,020	$4.50	0.90%
Class S	$1,000	$1,022	$2.66	0.53%
Thrivent Limited Maturity Bond Fund

Actual
Class A	$1,000	$1,000	$3.03	0.61%
Class S	$1,000	$1,001	$2.07	0.42%

Hypothetical**
Class A	$1,000	$1,022	$3.07	0.61%
Class S	$1,000	$1,023	$2.09	0.42%
Thrivent Low Volatility Equity Fund

Actual
Class S	$1,000	$1,019	$6.01	1.20%

Hypothetical**
Class S	$1,000	$1,019	$6.01	1.20%
Thrivent Mid Cap Stock Fund

Actual
Class A	$1,000	$1,050	$5.30	1.04%
Class S	$1,000	$1,052	$3.75	0.74%

Hypothetical**

	Beginning Account Value 11/1/2017	Ending Account Value 4/30/2018	Expenses Paid during Period 11/1/2017 - 4/30/2018*	Annualized Expense Ratio
Class A	$1,000	$1,020	$5.22	1.04%
Class S	$1,000	$1,021	$3.69	0.74%
Thrivent Moderate Allocation Fund

Actual
Class A	$1,000	$1,015	$3.96	0.79%
Class S	$1,000	$1,017	$2.68	0.54%

Hypothetical**
Class A	$1,000	$1,021	$3.97	0.79%
Class S	$1,000	$1,022	$2.69	0.54%
Thrivent Moderately Aggressive Allocation Fund

Actual
Class A	$1,000	$1,028	$4.01	0.80%
Class S	$1,000	$1,030	$2.85	0.57%

Hypothetical**
Class A	$1,000	$1,021	$4.00	0.80%
Class S	$1,000	$1,022	$2.83	0.57%
Thrivent Moderately Conservative Allocation Fund

Actual
Class A	$1,000	$1,003	$4.09	0.82%
Class S	$1,000	$1,004	$2.79	0.56%

Hypothetical**
Class A	$1,000	$1,021	$4.12	0.82%
Class S	$1,000	$1,022	$2.81	0.56%
Thrivent Money Market Fund

Actual
Class A	$1,000	$1,004	$3.26	0.66%
Class S	$1,000	$1,005	$2.38	0.48%

Hypothetical**
Class A	$1,000	$1,022	$3.28	0.66%
Class S	$1,000	$1,022	$2.40	0.48%
Thrivent Municipal Bond Fund

Actual
Class A	$1,000	$990	$3.68	0.75%
Class S	$1,000	$991	$2.52	0.51%

Hypothetical**
Class A	$1,000	$1,021	$3.74	0.75%
Class S	$1,000	$1,022	$2.56	0.51%
Thrivent Opportunity Income Plus Fund

Actual
Class A	$1,000	$998	$4.45	0.90%
Class S	$1,000	$999	$3.21	0.65%

Hypothetical**
Class A	$1,000	$1,020	$4.50	0.90%
Class S	$1,000	$1,022	$3.25	0.65%
Thrivent Partner Emerging Markets Equity Fund

Actual
Class A	$1,000	$1,008	$8.22	1.65%
Class S	$1,000	$1,010	$6.58	1.32%

Hypothetical**
Class A	$1,000	$1,017	$8.25	1.65%
Class S	$1,000	$1,018	$6.61	1.32%
Thrivent Partner Worldwide Allocation Fund

Actual
Class A	$1,000	$1,021	$6.76	1.35%
Class S	$1,000	$1,023	$4.74	0.95%

Hypothetical**

	Beginning Account Value 11/1/2017	Ending Account Value 4/30/2018	Expenses Paid during Period 11/1/2017 - 4/30/2018*	Annualized Expense Ratio
Class A	$1,000	$1,018	$6.75	1.35%
Class S	$1,000	$1,020	$4.74	0.95%
Thrivent Small Cap Growth Fund

Actual
Class S	$1,000	$1,022	$2.13	1.24%

Hypothetical**
Class S	$1,000	$1,019	$6.21	1.24%
Thrivent Small Cap Stock Fund

Actual
Class A	$1,000	$1,044	$5.77	1.14%
Class S	$1,000	$1,046	$4.13	0.81%

Hypothetical**
Class A	$1,000	$1,019	$5.69	1.14%
Class S	$1,000	$1,021	$4.08	0.81%

*

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period. The High Income Municipal Bond Fund and Small Cap Growth Fund expenses are equal to the fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 62/365 to reflect the inception date short period.

**	Assuming 5% annualized total return before expenses.

AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of April 30, 2018

(unaudited)

Shares	Registered Investment Companies (45.5%)	Value	% of Net Assets
Affiliated Equity Holdings (43.3%)
5,607,856	Thrivent Core International Equity Fund	$57,480,521	4.7%
4,318,979	Thrivent Core Low Volatility Equity Fund[a]	42,757,889	3.5%
7,132,168	Thrivent Large Cap Growth Fund, Class S	85,871,297	7.1%
1,309,878	Thrivent Large Cap Stock Fund, Class S	36,637,284	3.0%
2,928,782	Thrivent Large Cap Value Fund, Class S	66,219,750	5.4%
2,601,035	Thrivent Mid Cap Stock Fund, Class S	73,557,277	6.1%
11,758,230	Thrivent Partner Worldwide Allocation Fund, Class S	132,044,920	10.9%
1,201,969	Thrivent Small Cap Stock Fund, Class S	31,623,811	2.6%

	Total	526,192,749

Affiliated Fixed Income Holdings (1.4%)
1,297,849	Thrivent High Yield Fund, Class S	6,164,782	0.5%
451,480	Thrivent Income Fund, Class S	4,009,143	0.3%
552,307	Thrivent Limited Maturity Bond Fund, Class S	6,820,996	0.6%

	Total	16,994,921

Equity Funds/Exchange Traded Funds (0.8%)
26,138	SPDR S&P 500 ETF Trust	6,913,763	0.6%
	Other Securities^	3,046,586	0.2%

	Total	9,960,349

	Total Registered Investment Companies (cost $416,290,720)	553,148,019

Shares	Common Stock (37.2%)	Value	% of Net Assets

Consumer Discretionary (5.1%)
7,383	Amazon.com, Inc.[a]	11,562,738	1.0%
1,074	Booking Holdings, Inc.[a]	2,339,172	0.2%
17,056	Burlington Stores, Inc.[a]	2,317,058	0.2%
17,269	Children’s Place, Inc.	2,202,661	0.2%
8,988	Netflix, Inc.[a]	2,808,390	0.2%
40,590	Six Flags Entertainment Corporation	2,566,912	0.2%
	Other Securities^	38,475,245	3.1%

	Total	62,272,176

Consumer Staples (0.9%)
27,349	MGP Ingredients, Inc.	2,619,761	0.2%
	Other Securities^	8,622,659	0.7%

	Total	11,242,420

Energy (1.5%)
	Other Securities^	18,620,324	1.5%

	Total	18,620,324

Financials (6.6%)
81,833	Bank of America Corporation	2,448,443	0.2%
57,365	Citigroup, Inc.	3,916,309	0.3%
51,287	E*TRADE Financial Corporation[a]	3,112,095	0.3%
40,482	Interactive Brokers Group, Inc.	3,003,764	0.3%
27,856	Intercontinental Exchange, Inc.	2,018,446	0.2%
125,536	KeyCorp	2,500,677	0.2%
7,669	SVB Financial Group[a]	2,297,709	0.2%
39,730	Zions Bancorporation	2,175,217	0.2%
	Other Securities^	57,917,337	4.7%

	Total	79,389,997

Health Care (4.4%)
22,387	Nevro Corporation[a]	2,000,502	0.2%
9,351	Teleflex, Inc.	2,504,946	0.2%
15,685	UnitedHealth Group, Inc.	3,707,934	0.3%
34,399	Zoetis, Inc.	2,871,629	0.2%
	Other Securities^	41,657,455	3.5%

	Total	52,742,466

Industrials (5.8%)
18,010	Honeywell International, Inc.	2,605,687	0.2%
45,942	Kirby Corporation[a]	3,918,853	0.3%
118,155	MRC Global, Inc.[a]	2,213,043	0.2%
71,938	Southwest Airlines Company	3,800,485	0.3%
32,737	Waste Connections, Inc.	2,366,885	0.2%
	Other Securities^	55,966,939	4.6%

	Total	70,871,892

Information Technology (10.4%)
32,877	Akamai Technologies, Inc.[a]	2,355,637	0.2%
5,158	Alphabet, Inc., Class Aa	5,253,836	0.4%
25,800	Apple, Inc.	4,263,708	0.4%
84,588	Cisco Systems, Inc.	3,746,403	0.3%
49,258	Dolby Laboratories, Inc.	2,946,614	0.2%
20,510	Facebook, Inc.[a]	3,527,720	0.3%
26,385	Guidewire Software, Inc.[a]	2,232,699	0.2%
32,976	MasterCard, Inc.	5,878,632	0.5%
56,172	Microsoft Corporation	5,253,205	0.4%
22,464	Monolithic Power Systems, Inc.	2,630,534	0.2%
51,708	PayPal Holdings, Inc.[a]	3,857,934	0.3%
27,466	Proofpoint, Inc.[a]	3,239,340	0.3%
20,328	Red Hat, Inc.[a]	3,314,684	0.3%
27,196	Salesforce.com, Inc.[a]	3,290,444	0.3%
10,923	Tyler Technologies, Inc.[a]	2,391,263	0.2%
42,998	Virtusa Corporation[a]	2,069,924	0.2%
40,822	Visa, Inc.	5,179,495	0.4%
	Other Securities^	64,498,337	5.3%

	Total	125,930,409

Materials (1.1%)
	Other Securities^	13,368,020	1.1%

	Total	13,368,020

Real Estate (0.9%)
	Other Securities^	11,047,798	0.9%

	Total	11,047,798

The accompanying Notes to Financial Statements are an integral part of this schedule.

AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of April 30, 2018

(unaudited)

Shares	Common Stock (37.2%)	Value	% of Net Assets
Telecommunications Services (0.1%)
	Other Securities^	$1,347,122	0.1%

	Total	1,347,122

Utilities (0.4%)
	Other Securities^	4,361,442	0.4%

	Total	4,361,442

	Total Common Stock (cost $350,833,961)	451,194,066

Principal Amount	Long-Term Fixed Income (2.3%)	Value	% of Net Assets

Collateralized Mortgage Obligations (<0.1%)
	Other Securities^	191,173	<0.1%

	Total	191,173

Mortgage-Backed Securities (1.0%)
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
$4,000,000	3.500%, 5/1/2048[b]	3,968,750	0.3%
3,600,000	4.000%, 5/1/2048[b]	3,664,688	0.3%
	Other Securities^	4,450,042	0.4%

	Total	12,083,480

U.S. Government and Agencies (1.3%)
	U.S. Treasury Bonds
2,291,000	2.500%, 5/15/2046	2,026,998	0.2%
600,000	2.250%, 11/15/2027	565,148	<0.1%
	U.S. Treasury Bonds, TIPS
2,035,440	0.375%, 7/15/2027	1,970,926	0.2%
	U.S. Treasury Notes
3,100,000	0.750%, 2/15/2019	3,064,277	0.3%
3,000,000	2.250%, 11/15/2024	2,884,570	0.2%
5,670,000	1.000% - 2.125%,
	10/15/2019 - 11/30/2024	5,461,601	0.4%

	Total	15,973,520

	Total Long-Term Fixed Income (cost $28,826,700)	28,248,173

Shares	Preferred Stock (<0.1%)	Value	% of Net Assets

Consumer Staples (<0.1%)
	Other Securities^	19,698	<0.1%

	Total	19,698

	Total Preferred Stock (cost $20,427)	19,698

Shares	Collateral Held for Securities Loaned (0.7%)	Value	% of Net Assets
8,580,989	Thrivent Cash Management Trust	8,580,989	0.7%

	Total Collateral Held for Securities Loaned (cost $8,580,989)	8,580,989

Shares or Principal Amount	Short-Term Investments (16.0%)	Value	% of Net Assets
	Federal Home Loan Bank Discount Notes
2,400,000	1.661%, 5/2/2018[c,d]	2,399,887	0.2%
5,000,000	1.538%, 5/4/2018[c,d]	4,999,290	0.4%
6,100,000	1.800%, 7/18/2018[c,d]	6,075,679	0.5%
	Federal Home Loan Bank Discount Notes
2,600,000	1.530% - 1.720%,
	5/7/2018 - 7/11/2018[c,d]	2,593,396	0.2%
	Thrivent Core Short-Term Reserve Fund
17,856,398	2.120%	178,563,981	14.7%

	Total Short-Term Investments (cost $194,633,278)	194,632,233

	Total Investments (cost $999,186,075) 101.7%	$1,235,823,178

	Other Assets and Liabilities, Net (1.7%)	(20,709,446)

	Total Net Assets 100.0%	$1,215,113,732

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a	Non-income producing security.
b	Denotes investments purchased on a when-issued or delayed delivery basis.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
d	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Aggressive Allocation Fund as of April 30, 2018:

Securities Lending Transactions
Common Stock	$8,284,465
Total lending	$8,284,465
Gross amount payable upon return of collateral for securities loaned	$8,580,989

Net amounts due to counterparty	$296,524

Definitions:

ETF	-	Exchange Traded Fund
SPDR	-	S&P Depository Receipts, which are a family of exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.
TIPS	-	Treasury Inflation Protected Security

The accompanying Notes to Financial Statements are an integral part of this schedule.

AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of April 30, 2018

(unaudited)

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$ 258,345,161
Gross unrealized depreciation	(24,823,844)

Net unrealized appreciation (depreciation)	$ 233,521,317

Cost for federal income tax purposes	$1,156,561,326

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 30, 2018, in valuing Aggressive Allocation Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Registered Investment Companies
Affiliated Equity Holdings	425,954,339	425,954,339	–	–
Equity Funds/Exchange Traded Funds	9,960,349	9,960,349	–	–
Affiliated Fixed Income Holdings	16,994,921	16,994,921	–	–

Common Stock
Consumer Discretionary	62,272,176	60,963,143	1,309,033	–
Consumer Staples	11,242,420	10,414,726	827,694	–
Energy	18,620,324	17,997,610	622,714	–
Financials	79,389,997	77,890,047	1,499,950	–
Health Care	52,742,466	52,067,536	674,930	–
Industrials	70,871,892	69,090,965	1,780,927	–
Information Technology	125,930,409	125,436,131	494,278	–
Materials	13,368,020	11,918,679	1,449,340	1
Real Estate	11,047,798	10,880,187	167,611	–
Telecommunications Services	1,347,122	778,803	568,319	–
Utilities	4,361,442	4,108,270	253,172	–
Long-Term Fixed Income
Collateralized Mortgage Obligations	191,173	–	191,173	–
Mortgage-Backed Securities	12,083,480	–	12,083,480	–
U.S. Government and Agencies	15,973,520	–	15,973,520	–
Preferred Stock
Consumer Staples	19,698	–	19,698	–
Short-Term Investments	16,068,252	–	16,068,252	–

Subtotal Investments in Securities	$948,439,798	$894,455,706	$53,984,091	$1

Other Investments *	Total

Short-Term Investments	178,563,981
Affiliated Registered Investment Companies	100,238,410
Collateral Held for Securities Loaned	8,580,989

Subtotal Other Investments	$287,383,380

Total Investments at Value	$1,235,823,178

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	10,727,252	10,727,252	–	–

Total Asset Derivatives	$10,727,252	$10,727,252	$–	$–

Liability Derivatives
Futures Contracts	10,609,731	10,609,731	–	–

Total Liability Derivatives	$10,609,731	$10,609,731	$–	$–

There were no significant transfers between Levels during the period ended April 30, 2018. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of April 30, 2018

(unaudited)

The following table presents Aggressive Allocation Fund’s futures contracts held as of April 30, 2018. Investments and/or cash totaling $16,068,251 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized
5-Yr. U.S. Treasury Bond Futures	31	June 2018	$3,533,854	($15,112)
20-Yr. U.S. Treasury Bond Futures	1	June 2018	142,886	958
CME E-mini Russell 2000 Index	587	June 2018	46,771,017	(1,460,487)
CME E-mini S&P 500 Index	1,520	June 2018	207,756,008	(6,584,008)
CME Ultra Long Term U.S. Treasury Bond	13	June 2018	2,014,231	28,394
ICE mini MSCI EAFE Index	530	June 2018	53,792,788	(90,538)
ICE US mini MSCI Emerging Markets Index	850	June 2018	51,428,086	(2,459,586)

Total Futures Long Contracts			$365,438,870	($10,580,379)

2-Yr. U.S. Treasury Bond Futures	(11)	June 2018	($2,337,123)	$4,607
10-Yr. U.S. Treasury Bond Futures	(24)	June 2018	(2,882,361)	11,361
CME E-mini NASDAQ 100 Index	(621)	June 2018	(88,735,504)	6,602,044
CME E-mini S&P Mid-Cap 400 Index	(605)	June 2018	(117,341,938)	4,079,888

Total Futures Short Contracts			($211,296,926)	$10,697,900

Total Futures Contracts			$154,141,944	$117,521

Reference Description:

CME	-	Chicago Mercantile Exchange
EAFE	-	Europe, Australasia and Far East
ICE	-	Intercontinental Exchange
MSCI	-	Morgan Stanley Capital International
NASDAQ	-	National Association of Securities Dealers
Automated Quotations
S&P	-	Standard & Poor’s

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of April 30, 2018, for Aggressive Allocation Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$10,681,932
Total Equity Contracts		10,681,932

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	45,320
Total Interest Rate Contracts		45,320

Total Asset Derivatives		$10,727,252

Liability Derivatives

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	10,594,619
Total Equity Contracts		10,594,619

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	15,112
Total Interest Rate Contracts		15,112

Total Liability Derivatives		$10,609,731

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of April 30, 2018

(unaudited)

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended April 30, 2018, for Aggressive Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	(90,871)

Total Interest Rate Contracts		(90,871)

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(87,477)

Total Equity Contracts		(87,477)

Total		($178,348)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended April 30, 2018, for Aggressive Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/ (depreciation) recognized in Income

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	1,253,357

Total Equity Contracts		1,253,357

Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	63,643
Total Interest Rate Contracts		63,643

Total		$1,317,000

The following table presents Aggressive Allocation Fund’s average volume of derivative activity during the period ended April 30, 2018.

Derivative Risk Category	Average Notional Value
Equity Contracts
Futures - Long	$338,616,155
Futures - Short	211,587,776
Interest Rate Contracts
Futures - Long	6,069,854
Futures - Short	6,241,186

The accompanying Notes to Financial Statements are an integral part of this schedule.

AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of April 30, 2018

(unaudited)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands) for the fiscal year to date, in Aggressive Allocation Fund, is as follows:

Fund	Value 10/31/2017	Gross Purchases	Gross Sales	Shares Held at 4/30/2018	Value 4/30/2018	% of Net Assets 4/30/2018
Affiliated Equity Holdings
Core International Equity	$-	$56,074	$-	5,608	$57,481	4.7%
Core Low Volatility Equity*	-	43,000	-	4,319	42,758	3.5
Large Cap Growth, Class S	78,222	1,877	-	7,132	85,871	7.1
Large Cap Stock, Class S	35,014	3,385	-	1,310	36,637	3.0
Large Cap Value, Class S	63,365	3,524	-	2,929	66,220	5.4
Mid Cap Stock, Class S	69,939	5,377	-	2,601	73,557	6.1
Partner Worldwide Allocation, Class S	129,130	4,827	-	11,758	132,045	10.9
Small Cap Stock, Class S	33,910	2,192	3,710	1,202	31,624	2.6

Total Affiliated Equity Holdings	409,580				526,193	43.3

Affiliated Fixed Income Holdings
High Yield, Class S	6,184	172	-	1,298	6,165	0.5
Income, Class S	4,096	84	-	451	4,009	0.3
Limited Maturity Bond, Class S	6,817	75	-	552	6,821	0.6

Total Affiliated Fixed Income Holdings	17,097				16,995	1.4

Affiliated Short-Term Investments
Core Short-Term Reserve, 2.120%	182,392	133,085	136,913	17,856	178,564	14.7

Total Affiliated Short-Term Investments	182,392				178,564	14.7

Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	-	64,405	55,824	8,581	8,581	0.7

Total Collateral Held for Securities Loaned	-				8,581	0.7

Total Value	$609,069				$730,333

*	Non-income producing security.

Fund	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 11/1/2017 - 4/30/2018
Core International Equity	$-	$1,407	$-	$74
Core Low Volatility Equity Fund*	-	(242)	-	-
Large Cap Growth, Class S	-	5,772	1,877	-
Large Cap Stock, Class S	-	(1,761)	2,910	475
Large Cap Value, Class S	-	(669)	2,579	945
Mid Cap Stock, Class S	-	(1,759)	5,377	-
Partner Worldwide Allocation, Class S	-	(1,912)	1,688	3,140
Small Cap Stock, Class S	151	(919)	2,192	-
Affiliated Fixed Income Holdings
High Yield, Class S	-	(192)	-	172
Income, Class S	-	(170)	14	70
Limited Maturity Bond, Class S	-	(71)	-	75
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.120%	-	-	2	1,369

Total Income from Affiliated Investments				$6,320

Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	-	-	-	94

Total Affiliated Income from Securities Loaned, Net				$94

Total	$151	$(516)	$16,639

*	Non-income producing security.

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS FUND

Summary Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Bank Loans (14.7%)	Value	% of Net Assets
Basic Materials (1.0%)
	Other Securities^	$3,583,434	1.0%

	Total	3,583,434

Capital Goods (0.8%)
	Other Securities^	2,999,650	0.8%

	Total	2,999,650

Communications Services (4.8%)
	Radiate Holdco, LLC, Term Loan
$1,306,700	4.901%, (LIBOR 1M + 3.000%), 2/1/2024[a,b]	1,292,209	0.4%
	Sable International Finance, Ltd., Term Loan
1,440,000	5.151%, (LIBOR 1M + 3.250%), 2/6/2026[a,b]	1,449,000	0.4%
	Other Securities^	14,527,978	4.0%

	Total	17,269,187

Consumer Cyclical (2.1%)
	Scientific Games International, Inc., Term Loan
1,350,000	4.726%, (LIBOR 2M + 2.750%), 8/14/2024[a,b]	1,357,803	0.4%
	Other Securities^	6,073,534	1.7%

	Total	7,431,337

Consumer Non-Cyclical (2.4%)
	Air Medical Group Holdings, Inc., Term Loan
1,516,200	5.128%, (LIBOR 1M + 3.250%), 4/28/2022[a,b]	1,523,023	0.4%
	Other Securities^	7,130,597	2.0%

	Total	8,653,620

Energy (0.5%)
	Other Securities^	1,949,494	0.5%

	Total	1,949,494

Financials (0.9%)
	Other Securities^	3,347,037	0.9%

	Total	3,347,037

Technology (1.5%)
	First Data Corporation, Term Loan
1,345,000	4.147%, (LIBOR 1M + 2.250%), 4/26/2024[a,b]	1,349,560	0.4%
	Other Securities^	4,063,476	1.1%

	Total	5,413,036

Transportation (0.3%)
	Other Securities^	1,112,085	0.3%

	Total	1,112,085

Utilities (0.4%)
	Other Securities^	1,239,625	0.4%

	Total	1,239,625

	Total Bank Loans (cost $53,342,059)	52,998,505

Shares	Common Stock (48.0%)	Value	% of Net Assets
Consumer Discretionary (7.5%)
3,121	Amazon.com, Inc.[c]	4,887,892	1.4%
825	Booking Holdings, Inc.[c]	1,796,850	0.5%
35,017	Carnival Corporation	2,208,172	0.6%
47,010	Comcast Corporation	1,475,644	0.4%
6,673	Netflix, Inc.[c]	2,085,046	0.6%
25,345	NIKE, Inc.	1,733,345	0.5%
	Other Securities^	12,803,101	3.5%

	Total	26,990,050

Consumer Staples (2.0%)
28,621	Unilever NV	1,640,799	0.5%
25,224	Unilever plc	1,414,875	0.4%
	Other Securities^	3,999,356	1.1%

	Total	7,055,030

Energy (2.7%)
164,187	BP plc	1,219,583	0.3%
45,015	Halliburton Company	2,385,345	0.7%
13,474	Pioneer Natural Resources
	Company	2,715,685	0.7%
	Other Securities^	3,406,836	1.0%

	Total	9,727,449

Financials (5.8%)
22,274	Citigroup, Inc.	1,520,646	0.4%
41,594	E*TRADE Financial Corporation[c]	2,523,924	0.7%
3,710	Goldman Sachs Group, Inc.	884,204	0.2%
143,362	HSBC Holdings plc	1,427,319	0.4%
16,046	State Street Corporation	1,601,070	0.4%
39,204	Synchrony Financial	1,300,397	0.4%
	Other Securities^	11,750,957	3.3%

	Total	21,008,517

Health Care (4.9%)
23,700	BioMarin Pharmaceutical, Inc.[c]	1,979,187	0.6%
20,227	Celgene Corporation[c]	1,761,772	0.5%
34,910	GlaxoSmithKline plc ADR	1,400,240	0.4%
18,532	Medtronic plc	1,484,969	0.4%
31,865	Novo Nordisk AS	1,498,546	0.4%
13,001	UnitedHealth Group, Inc.	3,073,436	0.9%
	Other Securities^	6,271,341	1.7%

	Total	17,469,491

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS FUND

Summary Schedule of Investments as of April 30, 2018

(unaudited)

Shares	Common Stock (48.0%)	Value	% of Net Assets
Industrials (5.7%)
14,648	Caterpillar, Inc.	$2,114,585	0.6%
31,502	CSX Corporation	1,870,904	0.5%
14,842	Honeywell International, Inc.	2,147,341	0.6%
	Other Securities^	14,403,183	4.0%

	Total	20,536,013

Information Technology (8.7%)
1,630	Alphabet, Inc., Class Ac	1,660,285	0.5%
1,449	Alphabet, Inc., Class Cc	1,474,111	0.4%
16,656	Apple, Inc.	2,752,570	0.8%
79,080	Cisco Systems, Inc.	3,502,453	1.0%
12,020	Facebook, Inc.[c]	2,067,440	0.6%
25,210	Microsoft Corporation	2,357,639	0.7%
28,620	PayPal Holdings, Inc.[c]	2,135,338	0.6%
21,900	Visa, Inc.	2,778,672	0.8%
23,983	Xilinx, Inc.	1,540,668	0.4%
	Other Securities^	11,035,830	2.9%

	Total	31,305,006

Materials (2.8%)
16,727	BASF SE	1,740,333	0.5%
	Other Securities^	8,182,259	2.3%

	Total	9,922,592

Real Estate (5.7%)
8,263	Simon Property Group, Inc.	1,291,837	0.4%
	Other Securities^	19,248,801	5.3%

	Total	20,540,638

Telecommunications Services (1.0%)
54,700	NTT DOCOMO, Inc.	1,413,120	0.4%
	Other Securities^	2,138,337	0.6%

	Total	3,551,457

Utilities (1.2%)
41,400	PG&E Corporation	1,908,540	0.5%
	Other Securities^	2,609,560	0.7%

	Total	4,518,100

	Total Common Stock (cost $147,948,108)	172,624,343

Principal Amount	Long-Term Fixed Income (24.0%)	Value	% of Net Assets
Asset-Backed Securities (2.3%)
	Other Securities^	8,351,396	2.3%

	Total	8,351,396

Basic Materials (0.6%)
	Other Securities^	2,266,592	0.6%

	Total	2,266,592

Capital Goods (0.9%)
	Other Securities^	3,128,255	0.9%

	Total	3,128,255

Collateralized Mortgage Obligations (3.5%)
	Other Securities^	12,651,489	3.5%

	Total	12,651,489

Communications Services (1.4%)
	Other Securities^	5,061,131	1.4%

	Total	5,061,131

Consumer Cyclical (1.4%)
	Other Securities^	4,923,415	1.4%

	Total	4,923,415

Consumer Non-Cyclical (1.1%)
	Other Securities^	3,948,596	1.1%

	Total	3,948,596

Energy (1.4%)
	Other Securities^	5,076,819	1.4%

	Total	5,076,819

Financials (3.6%)
	Goldman Sachs Group, Inc.
209,000	2.600% - 5.250%, 12/27/2020 - 4/26/2022	210,733	0.1%
74,000	5.375%, 5/10/2020[b,f]	75,755	<0.1%
51,000	2.876%, 10/31/2022[b]	49,725	<0.1%
55,000	3.009%, (LIBOR 3M + 1.170%), 11/15/2021[b]	55,819	<0.1%
37,000	3.075%, (LIBOR 3M + 1.050%), 6/5/2023[b]	37,405	<0.1%
	Goldman Sachs Group, Inc., Convertible
1,400,000	0.500%, 9/24/2022[d]	2,171,232	0.6%
	Other Securities^	10,498,415	2.9%

	Total	13,099,084

Mortgage-Backed Securities (5.8%)
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
2,275,000	4.000%, 5/1/2048[e]	2,316,590	0.6%
	Federal National Mortgage Association Conventional 15- Yr. Pass Through
1,000,000	3.500%, 5/1/2030[e]	1,011,406	0.3%
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
3,050,000	3.000%, 5/1/2048[e]	2,939,437	0.8%
6,250,000	3.500%, 5/1/2048[e]	6,201,172	1.7%
4,825,000	4.000%, 5/1/2048[e]	4,911,699	1.4%

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS FUND

Summary Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (24.0%)	Value	% of Net Assets
Mortgage-Backed Securities (5.8%) - continued
$3,000,000	4.500%, 5/1/2048[e]	$3,122,813	0.9%
	Other Securities^	474,999	0.1%

	Total	20,978,116

Technology (1.3%)
	Other Securities^	4,469,529	1.3%

	Total	4,469,529

Transportation (0.2%)
	Other Securities^	840,389	0.2%

	Total	840,389

Utilities (0.5%)
	Other Securities^	1,879,473	0.5%

	Total	1,879,473

	Total Long-Term Fixed Income (cost $85,060,519)	86,674,284

Shares	Registered Investment Companies (8.1%)	Value	% of Net Assets
Affiliated Fixed Income Holdings (6.4%)
2,451,986	Thrivent Core Emerging Markets Debt Fund	23,048,670	6.4%

	Total	23,048,670

Equity Funds/Exchange Traded Funds (1.0%)
45,921	Materials Select Sector SPDR Fund	2,617,956	0.7%
	Other Securities^	871,834	0.3%

	Total	3,489,790

Fixed Income Funds/Exchange Traded Funds (0.7%)
	Other Securities^	2,462,387	0.7%

	Total	2,462,387

	Total Registered Investment Companies (cost $29,365,589)	29,000,847

Shares	Preferred Stock (0.9%)	Value	% of Net Assets
Consumer Staples (0.2%)
	Other Securities^	684,667	0.2%

	Total	684,667

Energy (0.1%)
	Other Securities^	325,440	0.1%

	Total	325,440

Financials (0.6%)
5,944	Federal National Mortgage Association, 0.000%[c,f]	38,042	<0.1%
5,900	Goldman Sachs Group, Inc., 5.500%[b,f]	151,630	<0.1%
	Other Securities^	1,997,438	0.6%

	Total	2,187,110

	Total Preferred Stock (cost $3,054,726)	3,197,217

Shares	Collateral Held for Securities Loaned (0.8%)	Value	% of Net Assets
2,775,097	Thrivent Cash Management Trust	2,775,097	0.8%

	Total Collateral Held for Securities Loaned (cost $2,775,097)	2,775,097

Shares or Principal Amount	Short-Term Investments (10.8%)	Value	% of Net Assets
	Thrivent Core Short-Term Reserve Fund
3,787,650	2.120%	37,876,500	10.5%
	Other Securities^	897,574	0.3%

	Total Short-Term Investments (cost $38,774,160)	38,774,074

	Total Investments (cost $360,320,258) 107.3%	$386,044,367

	Other Assets and Liabilities, Net (7.3%)	(26,284,078)

	Total Net Assets 100.0%	$359,760,289

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b

Denotes variable rate securities. The rate shown is as of April 30, 2018. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

c	Non-income producing security.
d	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
e	Denotes investments purchased on a when-issued or delayed delivery basis.
f	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.

Balanced Income Plus Fund held restricted securities as of April 30, 2018. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. As of April 30, 2018, the value of these investments was $6,670,466 or 1.9% of total net assets.

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS FUND

Summary Schedule of Investments as of April 30, 2018

(unaudited)

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Balanced Income Plus Fund as of April 30, 2018:

Securities Lending Transactions

Taxable Debt Security	$1,139,079
Common Stock	1,502,813
Total lending	$2,641,892
Gross amount payable upon return of collateral for securities loaned	$2,775,097

Net amounts due to counterparty	$133,205

Definitions:
ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
SPDR	-	S&P Depository Receipts, which are a family of exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.

Reference Rate Index:
LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 2M	-	ICE Libor USD Rate 2 Month

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$33,497,248
Gross unrealized depreciation	(8,035,916)

Net unrealized appreciation (depreciation)	$25,461,332

Cost for federal income tax purposes	$364,069,163

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS FUND

Summary Schedule of Investments as of April 30, 2018

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 30, 2018, in valuing Balanced Income Plus Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Bank Loans
Basic Materials	3,583,434	–	2,855,960	727,474
Capital Goods	2,999,650	–	2,999,650	–
Communications Services	17,269,187	–	17,122,787	146,400
Consumer Cyclical	7,431,337	–	7,117,690	313,647
Consumer Non-Cyclical	8,653,620	–	8,653,620	–
Energy	1,949,494	–	1,949,494	–
Financials	3,347,037	–	3,194,600	152,437
Technology	5,413,036	–	5,413,036	–
Transportation	1,112,085	–	1,022,399	89,686
Utilities	1,239,625	–	592,835	646,790

Common Stock
Consumer Discretionary	26,990,050	20,104,234	6,885,816	–
Consumer Staples	7,055,030	2,672,784	4,382,246	–
Energy	9,727,449	6,457,623	3,269,826	–
Financials	21,008,517	13,180,807	7,827,710	–
Health Care	17,469,491	13,894,208	3,575,283	–
Industrials	20,536,013	11,149,590	9,386,423	–
Information Technology	31,305,006	28,661,063	2,643,943	–
Materials	9,922,592	2,260,472	7,662,120	–
Real Estate	20,540,638	19,637,841	902,797	–
Telecommunications Services	3,551,457	575,972	2,975,485	–
Utilities	4,518,100	3,182,427	1,335,673	–

Long-Term Fixed Income
Asset-Backed Securities	8,351,396	–	7,951,146	400,250
Basic Materials	2,266,592	–	2,266,592	–
Capital Goods	3,128,255	–	3,128,255	–
Collateralized Mortgage Obligations	12,651,489	–	12,651,489	–
Communications Services	5,061,131	–	5,061,131	–
Consumer Cyclical	4,923,415	–	4,923,415	–
Consumer Non-Cyclical	3,948,596	–	3,948,596	–
Energy	5,076,819	–	5,076,819	–
Financials	13,099,084	–	10,927,852	2,171,232
Mortgage-Backed Securities	20,978,116	–	20,978,116	–
Technology	4,469,529	–	4,469,529	–
Transportation	840,389	–	840,389	–
Utilities	1,879,473	–	1,879,473	–

Registered Investment Companies
Equity Funds/Exchange Traded Funds	3,489,790	3,489,790	–	–
Fixed Income Funds/Exchange Traded Funds	2,462,387	2,462,387	–	–

Preferred Stock
Consumer Staples	684,667	581,220	103,447	–
Energy	325,440	257,040	–	68,400
Financials	2,187,110	1,649,802	537,308	–
Short-Term Investments	897,574	–	897,574	–

Subtotal Investments in Securities	$322,344,100	$130,217,260	$187,410,524	$4,716,316

Other Investments *	Total
Affiliated Registered Investment Companies	23,048,670
Short-Term Investments	37,876,500
Collateral Held for Securities Loaned	2,775,097

Subtotal Other Investments	$63,700,267

Total Investments at Value	$386,044,367

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS FUND

Summary Schedule of Investments as of April 30, 2018

(unaudited)

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	227,792	227,792	–	–

Total Asset Derivatives	$227,792	$227,792	$–	$–

Liability Derivatives
Futures Contracts	310,297	310,297	–	–

Total Liability Derivatives	$310,297	$310,297	$–	$–

There were no significant transfers between Levels during the period ended April 30, 2018. Transfers between Levels are identified as of the end of the period.

The following table presents Balanced Income Plus Fund’s futures contracts held as of April 30, 2018. Investments and/or cash totaling $897,574 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized
5-Yr. U.S. Treasury Bond Futures	8	June 2018	$911,962	($3,900)
10-Yr. U.S. Treasury Bond Futures	81	June 2018	9,735,915	(46,290)
CME Ultra Long Term U.S. Treasury Bond	12	June 2018	1,859,290	26,210
S&P 500 Index Mini-Futures	58	June 2018	7,913,874	(237,574)

Total Futures Long Contracts			$20,421,041	($261,554)

2-Yr. U.S. Treasury Bond Futures	(41)	June 2018	($8,711,094)	$17,172
20-Yr. U.S. Treasury Bond Futures	(8)	June 2018	(1,133,411)	(17,338)
CME E-mini S&P 500 Index	(40)	June 2018	(5,478,410)	184,410
Ultra 10-Yr. U.S. Treasury Note	(12)	June 2018	(1,529,493)	(5,195)

Total Futures Short Contracts			($16,852,408)	$179,049

Total Futures Contracts			$3,568,633	($82,505)

Reference Description:
CME	-	Chicago Mercantile Exchange
S&P	-	Standard & Poor’s

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of April 30, 2018, for Balanced Income Plus Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$184,410
Total Equity Contracts		184,410

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	43,382
Total Interest Rate Contracts		43,382
Total Asset Derivatives		$227,792

Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	72,723
Total Interest Rate Contracts		72,723

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	237,574
Total Equity Contracts		237,574
Total Liability Derivatives		$310,297

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS FUND

Summary Schedule of Investments as of April 30, 2018

(unaudited)

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended April 30, 2018, for Balanced Income Plus Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Options Written	Net realized gains/(losses) on Written option contracts	4,765
Futures	Net realized gains/(losses) on Futures contracts	28,190
Total Interest Rate Contracts		32,955

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(464,997)
Total Equity Contracts		(464,997)

Total		($432,042)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended April 30, 2018, for Balanced Income Plus Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	239,038
Total Equity Contracts		239,038

Interest Rate Contracts
Written Options Written	Change in net unrealized appreciation/(depreciation) on Written option contracts	(6,529)
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(25,897)
Total Interest Rate Contracts		(32,426)

Total		$206,612

The following table presents Balanced Income Plus Fund’s average volume of derivative activity during the period ended April 30, 2018.

Derivative Risk Category	Average Notional Value
Equity Contracts
Futures - Long	$5,988,468
Futures - Short	8,611,145
Interest Rate Contracts
Futures - Long	8,679,463
Futures - Short	14,102,443
Written Options	429,285

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands) for the fiscal year to date, in Balanced Income Plus Fund, is as follows:

Fund	Value 10/31/2017	Gross Purchases	Gross Sales	Shares Held at 4/30/2018	Value 4/30/2018	% of Net Assets 4/30/2018
Affiliated Fixed Income Holdings
Core Emerging Markets Debt	$242	$23,536	$–	2,452	$23,049	6.4%

Total Affiliated Fixed Income Holdings	242				23,049	6.4

Affiliated Short-Term Investments
Core Short-Term Reserve, 2.120%	32,549	64,380	59,052	3,788	37,877	10.5

Total Affiliated Short-Term Investments	32,549				37,877	10.5

Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	4,119	35,641	36,985	2,775	2,775	0.8

Total Collateral Held for Securities Loaned	4,119				2,775	0.8

Total Value	$36,910				$63,701

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS FUND

Summary Schedule of Investments as of April 30, 2018

(unaudited)

Fund	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 11/1/2017 - 4/30/2018
Affiliated Fixed Income Holdings
Core Emerging Markets Debt	$–	$(729)	$–	$259
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.120%	–	–	0	293

Total Income from Affiliated Investments				$552

Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	–	–	–	13

Total Affiliated Income from Securities Loaned, Net				$13

Total	$–	$(729)	$0

The accompanying Notes to Financial Statements are an integral part of this schedule.

GOVERNMENT BOND FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (98.5%)	Value
Asset-Backed Securities (3.2%)
	Navient Student Loan Trust
$500,000	2.647%, (LIBOR 1M + 0.750%), 7/25/2066, Ser. 2017-1A, Class A2[a,b]	$503,735
500,000	2.497%, (LIBOR 1M + 0.600%), 7/26/2066, Ser. 2017-3A, Class A2[a,b]	503,984
	Northstar Education Finance, Inc.
317,962	2.597%, (LIBOR 1M + 0.700%), 12/26/2031, Ser. 2012-1, Class Aa,b	318,157
	U.S. Small Business Administration
526,398	3.191%, 3/10/2024, Ser. 2014-10A, Class 1	527,814

	Total	1,853,690

Collateralized Mortgage Obligations (2.2%)
	Federal Home Loan Mortgage Corporation Whole Loan Securities Trust
379,331	3.000%, 7/25/2046, Ser. 2016-SC01, Class 1Ac	360,362
	NCUA Guaranteed Notes
	2.333%, (LIBOR 1M + 0.450%), 10/7/2020, Ser.
209,849	2010-R1, Class 1Ab	210,585
	Seasoned Credit Risk Transfer Trust
745,906	2.250%, 8/25/2056, Ser. 2017-2, Class HAc,d	725,198

	Total	1,296,145

Commercial Mortgage-Backed Securities (8.9%)
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
550,000	2.103%, (LIBOR 1M + 0.220%), 7/25/2020, Ser. KF41, Class Ab	551,353
400,210	2.776%, 3/25/2023, Ser. K724, Class A1[c]	396,711
250,000	3.002%, 1/25/2024, Ser. K725, Class A2	248,081
474,936	2.183%, (LIBOR 1M + 0.300%), 11/25/2024, Ser. 2017-M13, Class FAb	475,233
500,000	3.430%, 1/25/2027, Ser. K063, Class A2[b]	500,759
664,000	3.444%, 12/25/2027, Ser. K072, Class A2[c]	664,286
250,000	3.650%, 2/25/2028, Ser. K075, Class A2[b]	253,513
	Federal National Mortgage Association - ACES
500,000	3.560%, 9/25/2021, Ser. 2018-M5, Class A2[b]	507,846
415,000	3.346%, 3/25/2024, Ser. 2014-M4, Class A2[b]	417,862
498,883	2.222%, (LIBOR 1M + 0.400%), 10/25/2024, Ser. 2017-HB1, Class Ab	499,805
160,000	2.961%, 2/25/2027, Ser. 2017-M7, Class A2[b]	153,898
	FRESB Multifamily Mortgage Pass- Through Trust
$498,316	2.950%, 8/25/2027, Ser. 2017-SB40, Class A10Fb,c	$482,954

	Total	5,152,301

Consumer Cyclical (1.0%)
	Board of Trustees of The Leland Stanford Junior University
125,000	3.563%, 6/1/2044	121,322
	California Institute of Technology
75,000	4.700%, 11/1/2111	78,124
	Dartmouth College
125,000	3.760%, 6/1/2043	122,476
	Massachusetts Institute of Technology
125,000	4.678%, 7/1/2114	133,984
	President and Fellows of Harvard College
125,000	3.619%, 10/1/2037	121,285

	Total	577,191

Energy (0.6%)
	Petroleos Mexicanos
350,000	2.378%, 4/15/2025	341,335

	Total	341,335

Financials (3.3%)
	Bank Nederlandse Gemeenten NV
500,000	2.409%, (LIBOR 3M + 0.070%), 3/11/2022[a,b]	500,200
	Korea Development Bank
500,000	2.661%, (LIBOR 3M + 0.705%), 5/27/2022[b]	499,236
	Private Export Funding Corporation
1,000,000	2.050%, 11/15/2022	960,227

	Total	1,959,663

Foreign Government (10.0%)
	CPPIB Capital, Inc.
500,000	2.250%, 1/25/2022[a]	486,699
	Development Bank of Japan, Inc.
250,000	2.125%, 9/1/2022[a]	238,956
	European Investment Bank
500,000	2.500%, 3/15/2023	489,675
	Export Development Canada
500,000	2.500%, 1/24/2023	489,433
	Hashemite Kingdom of Jordan
500,000	2.503%, 10/30/2020	497,640
	Inter-American Development Bank
600,000	4.375%, 1/24/2044	694,615
	Japan Bank for International Cooperation
500,000	2.514%, (LIBOR 3M + 0.570%), 2/24/2020[b]	503,669
	Kommunalbanken AS
500,000	2.500%, 1/11/2023[a]	488,030
	Province of Manitoba Canada
500,000	2.125%, 5/4/2022	480,588

The accompanying Notes to Financial Statements are an integral part of this schedule.

GOVERNMENT BOND FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (98.5%)	Value
Foreign Government (10.0%) - continued
	Province of Quebec Canada
$500,000	2.750%, 4/12/2027	$476,887
	Sweden Government International Bond
500,000	1.625%, 3/24/2020[a]	490,648
500,000	2.375%, 2/15/2023[a]	487,065

	Total	5,823,905

Mortgage-Backed Securities (17.4%)
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
1,000,000	4.000%, 5/1/2048[e]	1,018,281
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
490,840	3.000%, 3/15/2045, Ser. 4741, Class GA	482,393
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
400,000	3.500%, 5/1/2030[e]	404,563
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
750,000	3.000%, 5/1/2048[e]	722,813
3,100,000	3.500%, 5/1/2048[e]	3,075,781
2,500,000	4.000%, 5/1/2048[e]	2,544,922
1,850,000	4.500%, 5/1/2048[e]	1,925,734

	Total	10,174,487

U.S. Government and Agencies (51.9%)
	Federal Farm Credit Bank
500,000	2.210%, 8/1/2024	478,201
	Federal National Mortgage Association
350,000	2.500%, 4/13/2021	347,920
500,000	2.375%, 1/19/2023	488,908
3,500,000	1.875%, 9/24/2026	3,167,769
1,250,000	6.250%, 5/15/2029	1,591,004
	Tennessee Valley Authority
1,225,000	5.250%, 9/15/2039	1,536,373
	U.S. Treasury Bonds
1,300,000	2.250%, 11/15/2027	1,224,488
115,000	5.500%, 8/15/2028	140,875
500,000	4.750%, 2/15/2037	625,645
1,035,000	2.500%, 5/15/2046	915,732
	U.S. Treasury Bonds, TIPS
3,230,257	0.125%, 1/15/2023	3,154,564
363,201	2.375%, 1/15/2025	402,934
463,775	0.375%, 1/15/2027	448,717
374,341	2.125%, 2/15/2040	469,316
1,652,640	0.750%, 2/15/2042	1,600,156
1,031,320	0.875%, 2/15/2047	1,017,375
	U.S. Treasury Notes
500,000	1.750%, 11/30/2019	494,648
2,500,000	1.875%, 12/15/2020	2,455,176
1,250,000	2.000%, 11/30/2022	1,208,740
750,000	2.125%, 7/31/2024	717,598
8,150,000	2.125%, 11/30/2024	7,774,018

	Total	30,260,157

	Total Long-Term Fixed Income (cost $58,070,723)	57,438,874

Shares or Principal Amount	Short-Term Investments (18.1%)	Value
	Federal Home Loan Bank Discount Notes
250,000	1.715%, 5/10/2018[f,g]	249,894
	Thrivent Core Short-Term Reserve Fund
1,027,595	2.120%	10,275,952

	Total Short-Term Investments (cost $10,525,846)	10,525,846

	Total Investments (cost $68,596,569) 116.6%	$67,964,720

	Other Assets and Liabilities, Net (16.6%)	(9,692,459)

	Total Net Assets 100.0%	$58,272,261

a

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of April 30, 2018, the value of these investments was $4,017,474 or 6.9% of total net assets.

b

Denotes variable rate securities. The rate shown is as of April 30, 2018. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

c	All or a portion of the security is insured or guaranteed.

d	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of April 30, 2018.

e	Denotes investments purchased on a when-issued or delayed delivery basis.
f	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

g	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

ACES	-	Alternative Credit Enhancement Securities
Ser.	-	Series
TIPS	-	Treasury Inflation Protected Security

Reference Rate Index:

LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month

The accompanying Notes to Financial Statements are an integral part of this schedule.

GOVERNMENT BOND FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$735,618
Gross unrealized depreciation	(1,324,741)

Net unrealized appreciation (depreciation)	$(589,123)

Cost for federal income tax purposes	$63,473,445

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 30, 2018, in valuing Government Bond Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Long-Term Fixed Income
Asset-Backed Securities	1,853,690	–	1,853,690	–
Collateralized Mortgage Obligations	1,296,145	–	1,296,145	–
Commercial Mortgage-Backed Securities	5,152,301	–	5,152,301	–
Consumer Cyclical	577,191	–	577,191	–
Energy	341,335	–	341,335	–
Financials	1,959,663	–	1,959,663	–
Foreign Government	5,823,905	–	5,823,905	–
Mortgage-Backed Securities	10,174,487	–	10,174,487	–
U.S. Government and Agencies	30,260,157	–	30,260,157	–
Short-Term Investments	249,894	–	249,894	–

Subtotal Investments in Securities	$57,688,768	$–	$57,688,768	$–

Other Investments *	Total
Short-Term Investments	10,275,952

Subtotal Other Investments	$10,275,952

Total Investments at Value	$67,964,720

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	33,831	33,831	–	–

Total Asset Derivatives	$33,831	$33,831	$ –	$–

Liability Derivatives
Futures Contracts	26,949	26,949	–	–

Total Liability Derivatives	$26,949	$26,949	$–	$–

There were no significant transfers between Levels during the period ended April 30, 2018. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

GOVERNMENT BOND FUND

Schedule of Investments as of April 30, 2018

(unaudited)

The following table presents Government Bond Fund’s futures contracts held as of April 30, 2018. Investments and/or cash totaling $249,894 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized
2-Yr. U.S. Treasury Bond Futures	15	June 2018	$3,189,530	($8,827)
Ultra 10-Yr. U.S. Treasury Note	13	June 2018	1,659,776	2,802

Total Futures Long Contracts			$4,849,306	($6,025)

5-Yr. U.S. Treasury Bond Futures	(27)	June 2018	($3,075,385)	$10,674
10-Yr. U.S. Treasury Bond Futures	(43)	June 2018	(5,164,230)	20,355
20-Yr. U.S. Treasury Bond Futures	(1)	June 2018	(141,676)	(2,167)
CME Ultra Long Term U.S. Treasury Bond	(10)	June 2018	(1,555,295)	(15,955)

Total Futures Short Contracts			($9,936,586)	$12,907

Total Futures Contracts			($5,087,280)	$6,882

Reference Description:

CME	-	Chicago Mercantile Exchange

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of April 30, 2018, for Government Bond Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$33,831
Total Interest Rate Contracts		33,831

Total Asset Derivatives		$33,831

Liability Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	26,949
Total Interest Rate Contracts		26,949

Total Liability Derivatives		$26,949

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended April 30, 2018, for Government Bond Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Interest Rate Contracts
Options Written	Net realized gains/(losses) on Written option contracts	1,172
Futures	Net realized gains/(losses) on Futures contracts	342,362
Total Interest Rate Contracts		343,534

Total		$343,534

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended April 30, 2018, for Government Bond Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(71,476)
Total Interest Rate Contracts		(71,476)

Total		($71,476)

The accompanying Notes to Financial Statements are an integral part of this schedule.

GOVERNMENT BOND FUND

Schedule of Investments as of April 30, 2018

(unaudited)

The following table presents Government Bond Fund’s average volume of derivative activity during the period ended April 30, 2018.

Derivative Risk Category	Average Notional Value
Interest Rate Contracts
Futures - Long	$4,213,482
Futures - Short	11,151,752
Written Options	80,231

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Fund. Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands) for the fiscal year to date, in Government Bond Fund, is as follows:

Fund	Value 10/31/2017	Gross Purchases	Gross Sales	Shares Held at 4/30/2018	Value 4/30/2018	% of Net Assets 4/30/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.120%	$2,905	$26,074	$18,703	1,028	$10,276	17.6%

Total Affiliated Short-Term Investments	2,905				10,276	17.6

Total Value	$2,905				$10,276

Fund	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 11/1/2017 - 4/30/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.120%	$–	$–	$0	$60

Total Income from Affiliated Investments				$60

Total	$–	$–	$0

The accompanying Notes to Financial Statements are an integral part of this schedule.

HIGH INCOME MUNICIPAL BOND FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (108.4%)	Value
Colorado (9.7%)
	Colorado Educational and Cultural Fac. Auth. Charter School Rev. Refg. (Union Colony School)
$225,000	5.000%, 4/1/2048	$247,122
	Denver, CO Health and Hospital Auth. Healthcare Rev.
230,000	5.000%, 12/1/2039, Ser. A	243,637

	Total	490,759

Illinois (9.7%)

	Illinois State G.O.
235,000	5.000%, 12/1/2025, Ser. B	244,919
	Metropolitan Pier and Exposition Auth., IL Rev. Refg. (McCormick Place Expansion) (NATL-RE Insured)
220,000	5.500%, 6/15/2029, Ser. Aa	244,185

	Total	489,104

Kansas (4.9%)
	Wichita, KS Health Care Fac. Rev. (Presbyterian Manors)
240,000	5.000%, 5/15/2038, Ser. Ib	246,271

	Total	246,271

Missouri (4.6%)
	Lee’s Summit, MO Industrial Development Auth. Senior Living Fac. Rev. Refg. (John Knox Village)
225,000	5.000%, 8/15/2042, Ser. A	230,625

	Total	230,625

Nevada (9.9%)
	Carson City, NV Hospital Rev. Refg. (Carson Tahoe Regional Medical Center)
225,000	5.000%, 9/1/2042, Ser. A	243,641
	Director of the State of Nevada Department of Business & Industry Rev. (Somerset Academy of Las Vegas)
250,000	5.000%, 12/15/2048, Ser. Ac	253,193

	Total	496,834

New Jersey (9.6%)
	New Jersey Transportation Trust Fund Auth. Rev.
225,000	5.000%, 6/15/2045, Ser. AA	233,059
	Tobacco Settlement Financing Corporation NJ Rev. Refg.
225,000	5.250%, 6/1/2046, Ser. A	249,892

	Total	482,951

New York (9.9%)
	New York City G.O.
250,000	1.550%, 8/1/2038, Ser. D-3[d]	250,000
	New York Transportation Development Corporation Special Fac. Rev. (LaGuardia Airport)
225,000	5.000%, 1/1/2036, AMT[b]	247,988

	Total	497,988

North Carolina (4.9%)
	North Carolina Capital Fac. Finance Agency Educational Fac. Rev. Refg. (Meredith College)
225,000	5.000%, 6/1/2038	244,444

	Total	244,444

Oklahoma (4.9%)
	Oklahoma Development Finance Auth. Health System Rev. (OU Medicine)
225,000	5.250%, 8/15/2048, Ser. B	246,326

	Total	246,326

Pennsylvania (14.8%)
	Berks County, PA Industrial Development Auth. Healthcare Fac. Rev. Refg. (Highlands at Wyomissing)
230,000	5.000%, 5/15/2047, Ser. A	247,114
	Pennsylvania Economic Development Financing Auth. Rev. Refg. (Tapestry Moon Senior Housing)
245,000	6.750%, 12/1/2053, Ser. Ac	247,563
	Pennsylvania Turnpike Commission Turnpike Rev. Refg.
225,000	5.000%, 12/1/2037	248,407

	Total	743,084

Texas (15.8%)
	Harris County Industrial Development Corporation Pollution Control Rev. (Exxon)
300,000	1.550%, 3/1/2024[d]	300,000
	Houston, TX Airport System Rev.
220,000	5.000%, 7/1/2036, Ser. A, AMT	248,211
	Tarrant County Cultural Education Fac. Finance Corporation Rev. Refg. (Trinity Terrace)
235,000	5.000%, 10/1/2044, Ser. A-1	247,356

	Total	795,567

Virginia (4.9%)
	Virginia Small Business Financing Auth. Private Activity Rev. (Transform 66 P3)
230,000	5.000%, 12/31/2052, AMT	247,301

	Total	247,301

The accompanying Notes to Financial Statements are an integral part of this schedule.

HIGH INCOME MUNICIPAL BOND FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (108.4%)	Value
Wisconsin (4.8%)
	Public Finance Auth. Rev. (Denver International Airport Great Hall)
$225,000	5.000%, 9/30/2049, AMT	$243,596

	Total	243,596

	Total Long-Term Fixed Income (cost $5,454,506)	5,454,850

	Total Investments (cost $5,454,506) 108.4%	$5,454,850

	Other Assets and Liabilities, Net - 8.4%	(421,720)

	Total Net Assets 100.0%	$5,033,130

a

To reduce certain risks associated with securities issued by municipalities, which may include but are not limited to economic development in a specific industry or municipality, the principal and/or interest payments are guaranteed by the bond insurance company or government agency identified.

b	Denotes investments purchased on a when-issued or delayed delivery basis.

c

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of April 30, 2018, the value of these investments was $500,756 or 9.9% of total net assets.

d

Denotes variable rate securities. The rate shown is as of April 30, 2018. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

Definitions:

AMT	-	Subject to Alternative Minimum Tax
Auth.	-	Authority
Fac.	-	Facility/Facilities
G.O.	-	General Obligation
NATL-RE	-	National Public Finance Guarantee Corporation
Refg.	-	Refunding
Rev.	-	Revenue
Ser.	-	Series

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$14,110
Gross unrealized depreciation	(13,766)

Net unrealized appreciation (depreciation)	$344
Cost for federal income tax purposes	$5,454,506

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 30, 2018, in valuing High Income Municipal Bond Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Long-Term Fixed Income
Education	992,115	–	992,115	–
General Obligation	494,919	–	494,919	–
Health Care	1,226,989	–	1,226,989	–
Housing Finance	247,563	–	247,563	–
Industrial Development Revenue	530,625	–	530,625	–
Other Revenue	497,193	–	497,193	–
Tax Revenue	244,185	–	244,185	–
Transportation	1,221,261	–	1,221,261	–

Total Investments at Value	$5,454,850	$–	$5,454,850	$–

There were no significant transfers between Levels during the period ended April 30, 2018. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

HIGH YIELD FUND

Summary Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Bank Loans (2.7%)	Value	% of Net Assets
Basic Materials (0.4%)
	Other Securities^	$2,978,123	0.4%

	Total	2,978,123

Capital Goods (0.3%)
	Other Securities^	2,027,428	0.3%

	Total	2,027,428

Communications Services (1.3%)
	Frontier Communications Corporation, Term Loan
$3,697,062	5.660%, (LIBOR 1M + 3.750%), 6/1/2024a,b	3,649,703	0.5%
	Other Securities^	5,811,789	0.8%

	Total	9,461,492

Consumer Cyclical (0.3%)
	Other Securities^	1,847,083	0.3%

	Total	1,847,083

Consumer Non-Cyclical (0.3%)
	Other Securities^	2,305,737	0.3%

	Total	2,305,737

Energy (0.1%)
	Other Securities^	1,004,625	0.1%

	Total	1,004,625

	Total Bank Loans (cost $20,366,745)	19,624,488

Principal Amount	Long-Term Fixed Income (91.6%)	Value	% of Net Assets
Asset-Backed Securities (0.1%)
	Other Securities^	995,862	0.1%

	Total	995,862

Basic Materials (9.0%)
	Grinding Media, Inc.
3,380,000	7.375%, 12/15/2023[c]	3,570,125	0.5%
	Kinross Gold Corporation
3,720,000	4.500%, 7/15/2027[c]	3,500,632	0.5%
	Other Securities^	57,959,792	8.0%

	Total	65,030,549

Capital Goods (10.2%)
	Ardagh Packaging Finance plc
3,810,000	7.250%, 5/15/2024[c]	4,029,075	0.6%
3,280,000	6.000%, 2/15/2025[c]	3,316,900	0.5%
	Berry Global, Inc.
1,510,000	4.500%, 2/15/2026[c]	1,442,050	0.2%
	Berry Plastics Corporation
5,630,000	5.125%, 7/15/2023	5,665,188	0.8%
	Herc Rentals, Inc.
3,580,000	7.750%, 6/1/2024[c]	3,861,925	0.5%
	Other Securities^	55,858,925	7.6%

	Total	74,174,063

Communications Services (14.2%)
	Altice Financing SA
4,515,000	6.625% - 7.500%, 2/15/2023 - 5/15/2026[c]	4,465,037	0.6%
	CCO Holdings, LLC
4,500,000	5.875%, 4/1/2024[c]	4,567,545	0.6%
	Digicel, Ltd.
5,000,000	6.000%, 4/15/2021*	4,756,250	0.7%
	Embarq Corporation
2,330,000	7.995%, 6/1/2036	2,213,220	0.3%
	Level 3 Financing, Inc.
4,780,000	5.375%, 5/1/2025	4,706,866	0.7%
1,500,000	5.250%, 3/15/2026	1,450,800	0.2%
	Meredith Corporation
3,610,000	6.875%, 2/1/2026[c]	3,655,125	0.5%
	Neptune Finco Corporation
4,245,000	10.875%, 10/15/2025[c]	4,977,262	0.7%
	SFR Group SA
3,910,000	6.000%, 5/15/2022[c]	3,865,817	0.5%
4,670,000	6.250% - 7.375%, 5/15/2024 - 5/1/2026[c]	4,489,825	0.6%
	Sprint Communications, Inc.
4,640,000	6.000%, 11/15/2022	4,738,600	0.7%
	Sprint Corporation
13,505,000	7.625%, 2/15/2025[d]	14,214,013	2.0%
	Zayo Group, LLC
3,575,000	6.375%, 5/15/2025	3,700,840	0.5%
	Other Securities^	41,008,546	5.6%

	Total	102,809,746

Consumer Cyclical (13.5%)
	American Axle & Manufacturing, Inc.
3,732,000	6.250%, 4/1/2025[d]	3,730,880	0.5%
	Brookfield Residential Properties, Inc.
3,570,000	6.125%, 7/1/2022[c]	3,632,475	0.5%
	Cinemark USA, Inc.
4,205,000	4.875%, 6/1/2023	4,157,694	0.6%
	Dana Financing Luxembourg SARL
3,575,000	6.500%, 6/1/2026[c]	3,709,062	0.5%
	Hanesbrands, Inc.
3,605,000	4.875%, 5/15/2026[c]	3,478,825	0.5%
	Hilton Escrow Issuer, LLC
3,720,000	4.250%, 9/1/2024	3,571,200	0.5%
	Six Flags Entertainment Corporation
4,645,000	4.875%, 7/31/2024[c]	4,528,875	0.6%
	Other Securities^	70,863,435	9.8%

	Total	97,672,446

The accompanying Notes to Financial Statements are an integral part of this schedule.

HIGH YIELD FUND

Summary Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (91.6%)	Value	% of Net Assets
Consumer Non-Cyclical (10.0%)
	Energizer Holdings, Inc.
$3,760,000	5.500%, 6/15/2025[c]	$3,731,800	0.5%
	HCA, Inc.
4,190,000	5.875%, 3/15/2022	4,415,212	0.6%
	MPH Acquisition Holdings, LLC
3,810,000	7.125%, 6/1/2024[c]	3,878,237	0.5%
	Spectrum Brands, Inc.
3,720,000	5.750%, 7/15/2025	3,716,466	0.5%
	Valeant Pharmaceuticals International, Inc.
6,890,000	5.500%, 3/1/2023[c]	6,231,144	0.9%
6,135,000	5.625% - 7.250%, 12/1/2021 - 5/15/2023[c]	5,910,857	0.8%
	VPII Escrow Corporation
2,830,000	7.500%, 7/15/2021[c]	2,875,988	0.4%
	Other Securities^	41,320,419	5.8%

	Total	72,080,123

Energy (15.7%)
	Cheniere Corpus Christi Holdings, LLC
4,195,000	5.875%, 3/31/2025	4,324,877	0.6%
1,800,000	7.000%, 6/30/2024	1,966,500	0.3%
	Cheniere Energy Partners, LP
1,865,000	5.250%, 10/1/2025[c]	1,823,037	0.3%
	Energy Transfer Equity, LP
3,755,000	5.500%, 6/1/2027	3,755,000	0.5%
	MPLX, LP
4,315,000	4.875%, 12/1/2024	4,468,326	0.6%
	Sabine Pass Liquefaction, LLC
4,295,000	5.625% - 5.875%, 3/1/2025 - 6/30/2026	4,620,944	0.7%
	Southwestern Energy Company
3,715,000	7.500%, 4/1/2026	3,817,163	0.5%
	Tallgrass Energy Partners, LP
5,635,000	5.500%, 1/15/2028[c]	5,620,913	0.8%
	Williams Companies, Inc.
4,655,000	4.550%, 6/24/2024	4,637,544	0.6%
	Other Securities^	78,956,487	10.8%

	Total	113,990,791

Financials (7.2%)
	Ally Financial, Inc.
3,630,000	4.125%, 3/30/2020	3,648,150	0.5%
3,500,000	5.750%, 11/20/2025[d]	3,609,375	0.5%
	ASP AMC Merger Sub, Inc.
4,800,000	8.000%, 5/15/2025[c]	4,308,000	0.6%
	Centene Escrow Corporation
4,060,000	6.125%, 2/15/2024	4,253,662	0.6%
	Quicken Loans, Inc.
5,145,000	5.750%, 5/1/2025[c]	5,042,100	0.7%
	VEREIT Operating Partnership, LP
3,556,000	4.875%, 6/1/2026	3,528,276	0.5%
	Other Securities^	28,085,688	3.8%

	Total	52,475,251

Foreign Government (0.4%)
	Other Securities^	2,805,900	0.4%

	Total	2,805,900

Technology (5.9%)
	Alliance Data Systems Corporation
6,120,000	5.375%, 8/1/2022[c]	6,150,600	0.9%
	CommScope Technologies Finance, LLC
4,225,000	6.000%, 6/15/2025[c]	4,351,750	0.6%
	Harland Clarke Holdings Corporation
3,510,000	8.375%, 8/15/2022[c]	3,588,975	0.5%
	Inception Merger Sub, Inc.
4,655,000	8.625%, 11/15/2024[c,d]	4,719,006	0.7%
	Seagate HDD Cayman
3,885,000	4.750%, 1/1/2025	3,766,412	0.5%
	Sensata Technologies BV
4,130,000	4.875%, 10/15/2023[c]	4,145,488	0.6%
	Western Digital Corporation
4,600,000	4.750%, 2/15/2026	4,533,875	0.6%
	Other Securities^	11,538,485	1.5%

	Total	42,794,591

Transportation (1.1%)
	XPO Logistics, Inc.
4,290,000	6.500%, 6/15/2022[c]	4,429,425	0.6%
	Other Securities^	3,428,050	0.5%

	Total	7,857,475

Utilities (4.3%)
	Dynegy, Inc.
3,255,000	8.125%, 1/30/2026[c]	3,572,363	0.5%
	Enterprise Products Operating, LLC
3,720,000	5.481%, (LIBOR 3M + 3.708%), 5/1/2018b	3,734,731	0.5%
	NGPL Pipeco, LLC
3,715,000	4.875%, 8/15/2027[c]	3,611,678	0.5%
	Other Securities^	19,864,863	2.8%

	Total	30,783,635

	Total Long-Term Fixed Income (cost $670,221,510)	663,470,432

Shares	Preferred Stock (0.9%)	Value	% of Net Assets
Energy (0.2%)
	Other Securities^	1,116,887	0.2%

	Total	1,116,887

The accompanying Notes to Financial Statements are an integral part of this schedule.

HIGH YIELD FUND

Summary Schedule of Investments as of April 30, 2018

(unaudited)

Shares	Preferred Stock (0.9%)	Value	% of Net Assets
Financials (0.7%)
	Other Securities^	$5,062,979	0.7%

	Total	5,062,979

	Total Preferred Stock (cost $6,437,995)	6,179,866

Shares	Registered Investment Companies (0.5%)	Value	% of Net Assets
Equity Funds/Exchange Traded Funds (0.5%)
	Other Securities^	3,976,971	0.5%

	Total	3,976,971

	Total Registered Investment Companies (cost $3,360,650)	3,976,971

Shares	Common Stock (<0.1%)	Value	% of Net Assets
Consumer Discretionary (<0.1%)
	Other Securities^	68,618	<0.1%

	Total	68,618

Industrials (<0.1%)
	Other Securities^	128,556	<0.1%

	Total	128,556

	Total Common Stock (cost $306,907)	197,174

Shares	Collateral Held for Securities Loaned (7.4%)	Value	% of Net Assets
53,827,307	Thrivent Cash Management Trust	53,827,307	7.4%

	Total Collateral Held for Securities Loaned (cost $53,827,307)	53,827,307

Shares or Principal Amount	Short-Term Investments (3.5%)	Value	% of Net Assets
	Thrivent Core Short-Term Reserve Fund
2,525,511	2.120%	25,255,110	3.5%

	Total Short-Term Investments (cost $25,255,110)	25,255,110

	Total Investments (cost $779,776,224) 106.6%	$772,531,348

	Other Assets and Liabilities, Net (6.6%)	(48,155,000)

	Total Net Assets 100.0%	$724,376,348

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b

Denotes variable rate securities. The rate shown is as of April 30, 2018. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

c

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of April 30, 2018, the value of these investments was $361,669,854 or 49.9% of total net assets.

d	All or a portion of the security is on loan.
*

Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in High Yield Fund as of April 30, 2018 was $8,100,328 or 1.1% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of April 30, 2018.

Security	Acquisition Date	Cost
Digicel, Ltd., 4/15/2021	3/19/2013	$4,950,830

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent High Yield Fund as of April 30, 2018:

Securities Lending Transactions
Common Stock	$1,980,814
Taxable Debt Security	49,234,151
Preferred Stock	285,286

Total lending	$51,500,251
Gross amount payable upon return of collateral for securities loaned	$53,827,307

Net amounts due to counterparty	$2,327,056

Reference Rate Index:

LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$11,778,293
Gross unrealized depreciation	(19,250,559)

Net unrealized appreciation (depreciation)	$(7,472,266)

Cost for federal income tax purposes	$780,003,614

The accompanying Notes to Financial Statements are an integral part of this schedule.

HIGH YIELD FUND

Summary Schedule of Investments as of April 30, 2018

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 30, 2018, in valuing High Yield Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Bank Loans
Basic Materials	2,978,123	–	2,978,123	–
Capital Goods	2,027,428	–	2,027,428	–
Communications Services	9,461,492	–	9,461,492	–
Consumer Cyclical	1,847,083	–	1,847,083	–
Consumer Non-Cyclical	2,305,737	–	2,305,737	–
Energy	1,004,625	–	1,004,625	–

Long-Term Fixed Income
Asset-Backed Securities	995,862	–	995,862	–
Basic Materials	65,030,549	–	65,030,549	–
Capital Goods	74,174,063	–	74,174,063	–
Communications Services	102,809,746	–	102,809,746	–
Consumer Cyclical	97,672,446	–	97,672,446	–
Consumer Non-Cyclical	72,080,123	–	72,080,123	–
Energy	113,990,791	–	113,990,791	–
Financials	52,475,251	–	52,475,251	–
Foreign Government	2,805,900	–	2,805,900	–
Technology	42,794,591	–	42,794,591	–
Transportation	7,857,475	–	7,857,475	–
Utilities	30,783,635	–	30,783,635	–

Preferred Stock
Energy	1,116,887	–	–	1,116,887
Financials	5,062,979	5,062,979	–	–

Registered Investment Companies
Equity Funds/Exchange Traded Funds	3,976,971	3,976,971	–	–

Common Stock
Consumer Discretionary	68,618	68,618	–	–
Industrials	128,556	–	128,556	–

Subtotal Investments in Securities	$693,448,931	$9,108,568	$683,223,476	$1,116,887

Other Investments*	Total
Short-Term Investments	25,255,110
Collateral Held for Securities Loaned	53,827,307

Subtotal Other Investments	$79,082,417

Total Investments at Value	$772,531,348

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

There were no significant transfers between Levels during the period ended April 30, 2018. Transfers between Levels are identified as of the end of the period.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended April 30, 2018, for High Yield Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	10,422
Total Credit Contracts		10,422

Total		$10,422

The following table presents High Yield Fund’s average volume of derivative activity during the period ended April 30, 2018.

Derivative Risk Category	Average Notional Value
Credit Contracts
Credit Default Swaps - Buy Protection	$22,820

The accompanying Notes to Financial Statements are an integral part of this schedule.

HIGH YIELD FUND

Summary Schedule of Investments as of April 30, 2018

(unaudited)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands) for the fiscal year to date, in High Yield Fund, is as follows:

Fund	Value 10/31/2017	Gross Purchases	Gross Sales	Shares Held at 4/30/2018	Value 4/30/2018	% of Net Assets 4/30/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.120%	$17,220	$92,904	$84,869	2,526	$25,255	3.5%

Total Affiliated Short-Term Investments	17,220				25,255	3.5

Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	60,706	118,603	125,482	53,827	53,827	7.4

Total Collateral Held for Securities Loaned	60,706				53,827	7.4

Total Value	$77,926				$79,082

Fund	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 11/1/2017 - 4/30/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.120%	$–	$–	$0	$221

Total Income from Affiliated Investments				$221

Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	–	–	–	221

Total Affiliated Income from Securities Loaned, Net				$221

Total	$–	$–	$0

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME FUND

Summary Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Bank Loans (2.2%)	Value	% of Net Assets
Basic Materials (0.1%)
	Other Securities^	$849,870	0.1%

	Total	849,870

Capital Goods (0.2%)
	Other Securities^	1,491,656	0.2%

	Total	1,491,656

Communications Services (0.8%)
	Other Securities^	6,794,533	0.8%

	Total	6,794,533

Consumer Cyclical (0.3%)
	Other Securities^	2,441,939	0.3%

	Total	2,441,939

Consumer Non-Cyclical (0.4%)
	Other Securities^	3,756,075	0.4%

	Total	3,756,075

Energy (<0.1%)
	Other Securities^	397,799	<0.1%

	Total	397,799

Financials (0.1%)
	Other Securities^	737,301	0.1%

	Total	737,301

Technology (0.2%)
	Other Securities^	1,832,098	0.2%

	Total	1,832,098

Transportation (0.1%)
	Other Securities^	458,833	0.1%

	Total	458,833

	Total Bank Loans (cost $18,763,621)	18,760,104

Principal Amount	Long-Term Fixed Income (94.0%)	Value	% of Net Assets
Asset-Backed Securities (1.8%)
	Other Securities^	15,251,177	1.8%

	Total	15,251,177

Basic Materials (4.4%)
	Anglo American Capital plc
$2,900,000	4.750%, 4/10/2027[a]	2,895,766	0.4%
	ArcelorMittal SA
2,900,000	6.125%, 6/1/2025	3,139,250	0.4%
	Kinross Gold Corporation
2,950,000	4.500%, 7/15/2027[a]	2,776,038	0.3%
	Teck Resources, Ltd.
3,580,000	6.125%, 10/1/2035	3,803,750	0.5%
	Other Securities^	24,584,645	2.8%

	Total	37,199,449

Capital Goods (2.9%)
	Other Securities^	24,352,440	2.9%

	Total	24,352,440

Collateralized Mortgage Obligations (0.5%)
	Other Securities^	3,811,132	0.5%

	Total	3,811,132

Communications Services (9.2%)
	American Tower Corporation
3,000,000	3.450%, 9/15/2021	2,991,186	0.4%
	AT&T, Inc.
3,000,000	3.400%, 8/14/2024	3,030,000	0.4%
2,880,000	4.250%, 3/1/2027	2,857,568	0.3%
12,574,000	3.400% - 5.450%, 4/1/2024 - 3/1/2047	12,219,864	1.4%
	Charter Communications Operating, LLC
3,325,000	6.484%, 10/23/2045	3,581,501	0.4%
	Crown Castle International Corporation
2,340,000	5.250%, 1/15/2023	2,467,866	0.3%
	Omnicom Group, Inc.
2,380,000	4.450%, 8/15/2020	2,443,334	0.3%
	Time Warner Entertainment Company, LP
2,380,000	8.375%, 3/15/2023	2,802,247	0.3%
	Verizon Communications, Inc.
2,747,000	4.522%, 9/15/2048	2,536,749	0.3%
	Viacom, Inc.
2,500,000	6.875%, 4/30/2036	2,898,807	0.3%
	Other Securities^	39,767,297	4.8%

	Total	77,596,419

Consumer Cyclical (4.2%)
	Amazon.com, Inc.
2,520,000	4.050%, 8/22/2047[a]	2,487,178	0.3%
	Other Securities^	32,770,844	3.9%

	Total	35,258,022

Consumer Non-Cyclical (10.7%)
	Abbott Laboratories
2,880,000	3.750%, 11/30/2026	2,836,941	0.3%
	Amgen, Inc.
4,300,000	3.200%, 11/2/2027	4,015,146	0.5%
	Anheuser-Busch InBev Finance, Inc.
2,530,000	3.650%, 2/1/2026	2,470,080	0.3%
3,220,000	3.300% - 4.700%, 2/1/2023 - 2/1/2036	3,257,998	0.4%

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME FUND

Summary Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (94.0%)	Value	% of Net Assets
Consumer Non-Cyclical (10.7%) - continued
	Anheuser-Busch InBev Worldwide, Inc.
$2,900,000	4.600%, 4/15/2048	$2,859,909	0.3%
3,830,000	3.500% - 4.000%, 1/15/2022 - 4/13/2028	3,829,115	0.5%
	Baxalta, Inc.
2,925,000	4.000%, 6/23/2025	2,859,867	0.3%
	CVS Health Corporation
3,000,000	4.780%, 3/25/2038	2,959,158	0.4%
	Pernod Ricard SA
2,370,000	5.750%, 4/7/2021[a]	2,526,064	0.3%
	Smithfield Foods, Inc.
4,500,000	2.650%, 10/3/2021[a]	4,285,110	0.5%
	Other Securities^	58,415,229	6.9%

	Total	90,314,617

Energy (9.8%)
	Energy Transfer Partners, LP
2,520,000	4.200%, 4/15/2027	2,402,306	0.3%
	EQT Corporation
2,600,000	3.900%, 10/1/2027	2,473,493	0.3%
	Petrobras Global Finance BV
2,520,000	5.299%, 1/27/2025[a]	2,476,530	0.3%
	Regency Energy Partners, LP
2,360,000	5.000%, 10/1/2022	2,436,363	0.3%
	Other Securities^	72,868,855	8.6%

	Total	82,657,547

Financials (28.1%)
	Bank of America Corporation
10,560,000	3.875% - 5.875%, 1/22/2024 - 4/21/2045	10,792,423	1.3%
1,857,000	3.004%, 12/20/2023[a,b]	1,800,984	0.2%
1,800,000	3.093%, 10/1/2025[b]	1,713,387	0.2%
1,800,000	3.705%, 4/24/2028[b]	1,728,966	0.2%
1,640,000	6.500%, 10/23/2024[b,c]	1,738,400	0.2%
1,080,000	2.328%, 10/1/2021[b]	1,055,284	0.1%
730,000	6.300%, 12/29/2049[b,c]	772,851	0.1%
	Citigroup, Inc.
2,630,000	4.400%, 6/10/2025	2,625,270	0.3%
4,295,000	3.700% - 5.500%, 9/13/2025 - 9/29/2027	4,361,852	0.5%
1,825,000	3.878%, 1/24/2039[b]	1,694,214	0.2%
1,440,000	3.887%, 1/10/2028[b]	1,398,210	0.2%
1,440,000	3.436%, (LIBOR 3M + 1.430%), 9/1/2023[b]	1,477,752	0.2%
1,100,000	3.142%, 1/24/2023[b]	1,079,525	0.1%
	CoreStates Capital III
1,360,000	2.409%, (LIBOR 3M + 0.570%), 2/15/2027[a,b]	1,283,500	0.2%
	Credit Suisse Group Funding, Ltd.
2,600,000	3.750%, 3/26/2025	2,515,341	0.3%
	Discover Bank
2,900,000	3.100%, 6/4/2020	2,885,291	0.3%
	Goldman Sachs Group, Inc.
2,550,000	3.850%, 7/8/2024	2,535,141	0.3%
7,750,000	3.500% - 5.250%, 7/27/2021 - 5/22/2045	7,834,384	1.0%
1,150,000	2.876%, 10/31/2022[b]	1,121,258	0.1%
1,080,000	5.300%, 11/10/2026[b,c]	1,069,200	0.1%
1,080,000	2.908%, 6/5/2023[b]	1,044,767	0.1%
	J.P. Morgan Chase & Company
8,070,000	2.295% - 5.500%, 8/15/2021 - 10/15/2040	8,140,604	1.1%
1,810,000	3.589%, (LIBOR 3M + 1.230%), 10/24/2023[b]	1,852,003	0.2%
1,440,000	6.000%, 8/1/2023[b,c]	1,464,739	0.2%
1,400,000	3.882%, 7/24/2038[b]	1,300,063	0.2%
730,000	6.750%, 2/1/2024[b,c]	792,963	0.1%
	Kimco Realty Corporation
2,900,000	3.300%, 2/1/2025	2,738,353	0.3%
	Morgan Stanley
12,005,000	2.500% - 5.500%, 1/26/2020 - 1/27/2045	12,014,613	1.5%
1,810,000	3.759%, (LIBOR 3M + 1.400%), 10/24/2023[b]	1,859,160	0.2%
	Wells Fargo & Company
2,890,000	3.000%, 10/23/2026	2,656,528	0.3%
1,440,000	3.000%, 4/22/2026	1,328,544	0.2%
1,840,000	5.875%, 6/15/2025[b,c]	1,904,400	0.2%
	Other Securities^	148,476,142	17.4%

	Total	237,056,112

Foreign Government (1.4%)
	Bahrain Government International Bond
2,900,000	7.000%, 10/12/2028[a]	2,765,046	0.3%
	Other Securities^	9,016,692	1.1%

	Total	11,781,738

Mortgage-Backed Securities (4.3%)
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
5,525,000	4.000%, 5/1/2048[d]	5,626,004	0.7%
	Federal National Mortgage Association Conventional 15- Yr. Pass Through
2,425,000	3.500%, 5/1/2030[d]	2,452,660	0.3%
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
6,800,000	3.000%, 5/1/2048[d]	6,553,500	0.8%
11,750,000	3.500%, 5/1/2048[d]	11,658,203	1.4%
6,900,000	4.000%, 5/1/2048[d]	7,023,985	0.8%
2,360,000	4.500%, 5/1/2048[d]	2,456,612	0.3%

	Total	35,770,964

Technology (4.3%)
	Apple, Inc.
2,550,000	3.250%, 2/23/2026	2,482,250	0.3%
	Broadcom Corporation
4,000,000	3.875%, 1/15/2027	3,815,148	0.4%
	Other Securities^	29,560,070	3.6%

	Total	35,857,468

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME FUND

Summary Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (94.0%)	Value	% of Net Assets
Transportation (0.8%)
	Other Securities^	$6,755,240	0.8%

	Total	6,755,240

U.S. Government and Agencies (5.4%)
	U.S. Treasury Bonds
3,600,000	2.250%, 11/15/2027	3,390,891	0.4%
6,000,000	2.750%, 2/15/2028	5,898,516	0.7%
3,950,000	3.000%, 2/15/2047	3,864,057	0.5%
8,000,000	2.750%, 8/15/2047	7,437,187	0.9%
17,400,000	2.750%, 11/15/2047	16,171,805	1.9%
5,500,000	3.000%, 2/15/2048	5,377,109	0.6%
	U.S. Treasury Notes
3,870,000	2.125%, 12/31/2022	3,759,342	0.4%

	Total	45,898,907

Utilities (6.2%)
	ITC Holdings Corporation
2,920,000	4.050%, 7/1/2023	2,948,750	0.4%
	Southern Company
4,370,000	3.250%, 7/1/2026	4,101,857	0.5%
	Other Securities^	44,844,884	5.3%

	Total	51,895,491

	Total Long-Term Fixed Income (cost $803,706,659)	791,456,723

Shares	Preferred Stock (0.6%)	Value	% of Net Assets
Financials (0.6%)
18,075	Countrywide Capital V, 7.000%	464,889	<0.1%
10,812	Goldman Sachs Group, Inc., 5.500%[b,c]	277,868	<0.1%
51,800	Morgan Stanley, 7.125%[b,c]	1,457,652	0.2%
58,500	Wells Fargo & Company, 5.850%[b,c]	1,509,300	0.2%
	Other Securities^	1,318,750	0.2%

	Total	5,028,459

	Total Preferred Stock (cost $4,737,460)	5,028,459

Shares	Collateral Held for Securities Loaned (0.4%)	Value	% of Net Assets
3,722,005	Thrivent Cash Management
	Trust	3,722,005	0.4%

	Total Collateral Held for Securities Loaned (cost $3,722,005)	3,722,005

Shares or Principal Amount	Short-Term Investments (7.1%)	Value	% of Net Assets
	Thrivent Core Short-Term Reserve Fund
5,943,363	2.120%	59,433,629	7.0%
	Other Securities^	$499,646	0.1%

	Total Short-Term Investments (cost $59,933,281)	59,933,275

	Total Investments (cost $890,863,026) 104.3%	$878,900,566

	Other Assets and Liabilities, Net (4.3%)	(36,192,540)

	Total Net Assets 100.0%	$842,708,026

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of April 30, 2018, the value of these investments was $138,221,579 or 16.4% of total net assets.

b

Denotes variable rate securities. The rate shown is as of April 30, 2018. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

c	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
d	Denotes investments purchased on a when-issued or delayed delivery basis.

Income Fund held restricted securities as of April 30, 2018. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. As of April 30, 2018, the value of these investments was $13,705,095 or 1.6% of total net assets.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Income Fund as of April 30, 2018:

Securities Lending Transactions

Taxable Debt Security	$3,603,380

Total lending	$3,603,380
Gross amount payable upon return of collateral for securities loaned	$3,722,005

Net amounts due to counterparty	$118,625

Reference Rate Index:

12 MTA	- 12 Month Treasury Average
H15T30Y	U. S. Treasury Yield Curve Rate Treasury
- Note Constant Maturity 30 Year
LIBOR 1W	- ICE Libor USD Rate 1 Week
LIBOR 1M	- ICE Libor USD Rate 1 Month
LIBOR 2M	- ICE Libor USD Rate 2 Month
LIBOR 3M	- ICE Libor USD Rate 3 Month
USISDA 10Y	- ICE Swap USD Rate 10 Year

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME FUND

Summary Schedule of Investments as of April 30, 2018

(unaudited)

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$8,291,899
Gross unrealized depreciation	(20,716,067)

Net unrealized appreciation (depreciation)	$(12,424,168)

Cost for federal income tax purposes	$830,398,055

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 30, 2018, in valuing Income Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Bank Loans
Basic Materials	849,870	–	698,381	151,489
Capital Goods	1,491,656	–	1,491,656	–
Communications Services	6,794,533	–	6,794,533	–
Consumer Cyclical	2,441,939	–	2,441,939	–
Consumer Non-Cyclical	3,756,075	–	3,756,075	–
Energy	397,799	–	397,799	–
Financials	737,301	–	737,301	–
Technology	1,832,098	–	1,832,098	–
Transportation	458,833	–	458,833	–
Long-Term Fixed Income
Asset-Backed Securities	15,251,177	–	15,251,177	–
Basic Materials	37,199,449	–	37,199,449	–
Capital Goods	24,352,440	–	24,352,440	–
Collateralized Mortgage Obligations	3,811,132	–	3,811,132	–
Communications Services	77,596,419	–	77,596,419	–
Consumer Cyclical	35,258,022	–	35,258,022	–
Consumer Non-Cyclical	90,314,617	–	90,314,617	–
Energy	82,657,547	–	82,657,547	–
Financials	237,056,112	–	237,056,112	–
Foreign Government	11,781,738	–	11,781,738	–
Mortgage-Backed Securities	35,770,964	–	35,770,964	–
Technology	35,857,468	–	35,857,468	–
Transportation	6,755,240	–	6,755,240	–
U.S. Government and Agencies	45,898,907	–	45,898,907	–
Utilities	51,895,491	–	51,895,491	–
Preferred Stock
Financials	5,028,459	3,709,709	1,318,750	–

Short-Term Investments	499,646	–	499,646	–

Subtotal Investments in Securities	$815,744,932	$3,709,709	$811,883,734	$151,489

Other Investments *	Total
Short-Term Investments	59,433,629
Collateral Held for Securities Loaned	3,722,005

Subtotal Other Investments	$63,155,634

Total Investments at Value	$878,900,566

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	386,593	386,593	–	–

Total Asset Derivatives	$386,593	$386,593	$–	$–

There were no significant transfers between Levels during the period ended April 30, 2018. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME FUND

Summary Schedule of Investments as of April 30, 2018

(unaudited)

The following table presents Income Fund’s futures contracts held as of April 30, 2018. Investments and/or cash totaling $499,646 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized Appreciation/ Depreciation
20-Yr. U.S. Treasury Bond Futures	104	June 2018	$14,860,150	$99,600
Total Futures Long Contracts			$14,860,150	$99,600
5-Yr. U.S. Treasury Bond Futures	(247)	June 2018	($28,134,078)	$97,649
10-Yr. U.S. Treasury Bond Futures	(400)	June 2018	(48,039,344)	189,344
Total Futures Short Contracts			($76,173,422)	$286,993
Total Futures Contracts			($61,313,272)	$386,593

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of April 30, 2018, for Income Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$386,593
Total Interest Rate Contracts		386,593
Total Asset Derivatives		$386,593

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended April 30, 2018, for Income Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	2,208,341
Total Interest Rate Contracts		2,208,341
Total		$2,208,341

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended April 30, 2018, for Income Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	59,979
Total Interest Rate Contracts		59,979
Total		$59,979

The following table presents Income Fund’s average volume of derivative activity during the period ended April 30, 2018.

Derivative Risk Category	Average Notional Value
Interest Rate Contracts
Futures - Long	$23,729,961
Futures - Short	89,061,553

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME FUND

Summary Schedule of Investments as of April 30, 2018

(unaudited)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands) for the fiscal year to date, in Income Fund, is as follows:

Fund	Value 10/31/2017	Gross Purchases	Gross Sales	Shares Held at 4/30/2018	Value 4/30/2018	% of Net Assets 4/30/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.120%	$42,410	$151,950	$134,926	5,943	$59,434	7.0%
Total Affiliated Short-Term Investments	42,410				59,434	7.0
Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	19,443	44,745	60,466	3,722	3,722	0.4
Total Collateral Held for Securities Loaned	19,443				3,722	0.4
Total Value	$61,853				$63,156

Fund	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 11/1/2017 - 4/30/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.120%	$–	$–	$1	$379
Total Income from Affiliated Investments				$379
Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	–	–	–	39
Total Affiliated Income from Securities Loaned, Net				$39
Total	$–	$–	$1

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP GROWTH FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Shares	Common Stock (94.2%)	Value
Consumer Discretionary (19.2%)
73,174	Amazon.com, Inc.[a]	$114,599,997
11,364	Booking Holdings, Inc.[a]	24,750,792
243,109	Carnival Corporation	15,330,453
92,928	Netflix, Inc.[a]	29,036,283

	Total	183,717,525

Energy (3.5%)
143,583	Anadarko Petroleum Corporation	9,666,008
239,267	Halliburton Company	12,678,758
54,973	Pioneer Natural Resources Company	11,079,808

	Total	33,424,574

Financials (9.9%)
739,265	Bank of America Corporation	22,118,809
364,844	Citigroup, Inc.	24,907,900
217,181	E*TRADE Financial Corporation[a]	13,178,543
74,602	Goldman Sachs Group, Inc.	17,779,895
219,083	Interactive Brokers Group, Inc.	16,255,958

	Total	94,241,105

Health Care (9.5%)
28,545	Biogen, Inc.[a]	7,809,912
99,391	Celgene Corporation[a]	8,656,956
75,087	Danaher Corporation	7,532,728
54,991	Edwards Lifesciences Corporation[a]	7,003,654
30,773	Illumina, Inc.[a]	7,414,139
17,453	Intuitive Surgical, Inc.[a]	7,692,933
37,072	Thermo Fisher Scientific, Inc.	7,798,096
86,643	UnitedHealth Group, Inc.	20,482,405
49,710	Vertex Pharmaceuticals, Inc.[a]	7,613,583
111,264	Zoetis, Inc.	9,288,319

	Total	91,292,725

Industrials (5.7%)
185,564	CSX Corporation	11,020,646
95,321	Honeywell International, Inc.	13,791,042
89,919	Norfolk Southern Corporation	12,900,679
310,626	Southwest Airlines Company	16,410,372

	Total	54,122,739

Information Technology (46.4%)
41,982	Alliance Data Systems Corporation	8,524,445
50,879	Alphabet, Inc., Class Aa	51,824,332
10,515	Alphabet, Inc., Class Ca	10,697,225
191,782	Apple, Inc.	31,693,893
162,349	Autodesk, Inc.[a]	20,439,739
447,965	Cisco Systems, Inc.	19,840,370
196,093	Facebook, Inc.[a]	33,727,996
256,672	MasterCard, Inc.	45,756,918
473,239	Microsoft Corporation	44,257,311
88,348	NVIDIA Corporation	19,869,465
464,881	PayPal Holdings, Inc.[a]	34,684,771
140,693	Red Hat, Inc.[a]	22,941,401
279,880	Salesforce.com, Inc.[a]	33,862,681
430,443	Visa, Inc.	54,614,608
180,378	Xilinx, Inc.	11,587,483

	Total	444,322,638

	Total Common Stock (cost $582,338,426)	901,121,306

Shares or Principal Amount	Short-Term Investments (5.8%)	Value
	Federal Home Loan Bank Discount Notes
1,000,000	1.715%, 5/11/2018[b,c]	999,528
	Thrivent Core Short-Term Reserve Fund
5,514,500	2.120%	55,144,998

	Total Short-Term Investments (cost $56,144,522)	56,144,526

	Total Investments (cost $638,482,948) 100.0%	$957,265,832

	Other Assets and Liabilities, Net (<0.1%)	(463,222)

	Total Net Assets 100.0%	$956,802,610

a	Non-income producing security.
b	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
c	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$332,937,592
Gross unrealized depreciation	(11,769,136)

Net unrealized appreciation (depreciation)	$321,168,456

Cost for federal income tax purposes	$655,163,306

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP GROWTH FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 30, 2018, in valuing Large Cap Growth Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	183,717,525	183,717,525	–	–
Energy	33,424,574	33,424,574	–	–
Financials	94,241,105	94,241,105	–	–
Health Care	91,292,725	91,292,725	–	–
Industrials	54,122,739	54,122,739	–	–
Information Technology	444,322,638	444,322,638	–	–
Short-Term Investments	999,528	–	999,528	–

Subtotal Investments in Securities	$902,120,834	$901,121,306	$999,528	$–

Other Investments *	Total

Short-Term Investments	55,144,998

Subtotal Other Investments	$55,144,998

Total Investments at Value	$957,265,832

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Liability Derivatives
Futures Contracts	252,782	252,782	–	–

Total Liability Derivatives	$252,782	$252,782	$–	$–

There were no significant transfers between Levels during the period ended April 30, 2018. Transfers between Levels are identified as of the end of the period.

The following table presents Large Cap Growth Fund’s futures contracts held as of April 30, 2018. Investments and/or cash totaling $999,528 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized
CME E-mini Russell 2000 Index	247	June 2018	$19,318,712	($252,782)

Total Futures Long Contracts			$19,318,712	($252,782)

Total Futures Contracts			$19,318,712	($252,782)

Reference Description:
CME	- Chicago Mercantile Exchange

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of April 30, 2018, for Large Cap Growth Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Liability Derivatives

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$252,782
Total Equity Contracts		252,782

Total Liability Derivatives		$252,782

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP GROWTH FUND

Schedule of Investments as of April 30, 2018

(unaudited)

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended April 30, 2018, for Large Cap Growth Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(4,619,638)
Total Equity Contracts		(4,619,638)

Total		($4,619,638)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended April 30, 2018, for Large Cap Growth Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	3,440,864
Total Equity Contracts		3,440,864

Total		$3,440,864

The following table presents Large Cap Growth Fund’s average volume of derivative activity during the period ended April 30, 2018.

Derivative Risk Category	Average Notional Value
Equity Contracts
Futures - Long	$4,212,844

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands) for the fiscal year to date, in Large Cap Growth Fund, is as follows:

Fund	Value 10/31/2017	Gross Purchases	Gross Sales	Shares Held at 4/30/2018	Value 4/30/2018	% of Net Assets 4/30/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.120%	$31,679	$91,719	$68,253	5,514	$55,145	5.8%

Total Affiliated Short-Term Investments	31,679				55,145	5.8

Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	–	58,094	58,094	–	–	–

Total Value	$31,679				$55,145

Fund	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 11/1/2017 - 4/30/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.120%	$ –	$ –	$1	$325

Total Income from Affiliated Investments				$325

Total	$ –	$ –	$1

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP STOCK FUND

Summary Schedule of Investments as of April 30, 2018

(unaudited)

Shares	Common Stock (88.6%)	Value	% of Net Assets
Consumer Discretionary (14.7%)
61,622	Amazon.com, Inc.[a]	$96,508,063	5.1%
7,895	Booking Holdings, Inc.[a]	17,195,310	0.9%
193,775	Carnival Corporation	12,219,451	0.6%
885,190	Comcast Corporation	27,786,114	1.5%
385,700	Honda Motor Company, Ltd.	13,262,665	0.7%
139,715	Lowe’s Companies, Inc.	11,516,707	0.6%
73,541	Netflix, Inc.[a]	22,978,621	1.2%
1,176,100	Nissan Motor Company, Ltd.	12,373,125	0.7%
	Other Securities^	65,160,894	3.4%

	Total	279,000,950

Consumer Staples (3.6%)
334,322	Unilever NV	19,166,180	1.0%
292,874	Unilever plc	16,428,012	0.9%
	Other Securities^	31,760,253	1.7%

	Total	67,354,445

Energy (5.9%)
195,000	Anadarko Petroleum Corporation	13,127,400	0.7%
1,906,765	BP plc	14,163,476	0.7%
162,112	Chevron Corporation	20,281,832	1.1%
572,622	Halliburton Company	30,343,240	1.6%
	Other Securities^	34,711,338	1.8%

	Total	112,627,286

Financials (13.6%)
643,482	Bank of America Corporation	19,252,981	1.0%
386,263	Blackstone Group, LP	11,954,840	0.6%
86,662	Chubb, Ltd.	11,757,434	0.6%
343,877	Citigroup, Inc.	23,476,483	1.2%
125,413	Goldman Sachs Group, Inc.	29,889,680	1.6%
1,664,910	HSBC Holdings plc	16,575,922	0.9%
135,131	State Street Corporation	13,483,371	0.7%
	Other Securities^	130,815,658	7.0%

	Total	257,206,369

Health Care (9.8%)
115,305	Alexion Pharmaceuticals, Inc.[a]	13,563,327	0.7%
193,000	BioMarin Pharmaceutical, Inc.[a]	16,117,430	0.9%
123,000	Johnson & Johnson	15,558,270	0.8%
365,596	Merck & Company, Inc.	21,522,637	1.1%
174,687	Novartis AG	13,446,412	0.7%
368,817	Novo Nordisk AS	17,344,706	0.9%
526,701	Pfizer, Inc.	19,282,524	1.0%
101,100	UnitedHealth Group, Inc.	23,900,040	1.3%
	Other Securities^	44,531,071	2.4%

	Total	185,266,417

Industrials (12.2%)
336,353	Atlas Copco AB, Class A	13,153,535	0.7%
216,955	Atlas Copco AB, Class B	7,689,644	0.4%
100,702	Boeing Company	33,590,159	1.8%
262,271	CSX Corporation	15,576,275	0.8%
378,268	Delta Air Lines, Inc.	19,753,155	1.0%
137,501	Honeywell International, Inc.	19,893,645	1.1%
173,883	Norfolk Southern Corporation	24,946,994	1.3%
	Other Securities^	95,741,523	5.1%

	Total	230,344,930

Information Technology (17.1%)
39,851	Alphabet, Inc., Class Aa	40,591,432	2.2%
33,819	Alphabet, Inc., Class Ca	34,405,083	1.8%
367,700	Apple, Inc.	60,766,102	3.2%
338,723	Cisco Systems, Inc.	15,002,042	0.8%
179,407	Facebook, Inc.[a]	30,858,004	1.6%
447,774	Microsoft Corporation	41,875,824	2.2%
112,351	Red Hat, Inc.[a]	18,319,954	1.0%
160,562	Salesforce.com, Inc.[a]	19,426,396	1.0%
136,577	Visa, Inc.	17,328,890	0.9%
	Other Securities^	44,366,681	2.4%

	Total	322,940,408

Materials (6.8%)
195,246	BASF SE	20,314,043	1.1%
519,626	BHP Billiton, Ltd.	12,122,447	0.6%
158,559	Eastman Chemical Company	16,185,703	0.9%
219,416	WestRock Company	12,980,651	0.7%
	Other Securities^	67,119,672	3.5%

	Total	128,722,516

Real Estate (0.6%)
	Other Securities^	10,649,289	0.6%

	Total	10,649,289

Telecommunications Services (1.8%)
82,200	Nippon Telegraph & Telephone
	Corporation	3,900,816	0.2%
635,700	NTT DOCOMO, Inc.	16,422,680	0.9%
	Other Securities^	14,304,254	0.7%

	Total	34,627,750

Utilities (2.5%)
532,698	PG&E Corporation	24,557,378	1.3%
	Other Securities^	23,813,525	1.2%

	Total	48,370,903

	Total Common Stock (cost $1,199,110,131)	1,677,111,263

Shares	Preferred Stock (<0.1%)	Value	% of Net Assets
Consumer Staples (<0.1%)
	Other Securities^	1,201,204	<0.1%

	Total	1,201,204

	Total Preferred Stock (cost $1,248,012)	1,201,204

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP STOCK FUND

Summary Schedule of Investments as of April 30, 2018

(unaudited)

Shares	Collateral Held for Securities Loaned (1.3%)	Value	% of Net Assets
24,198,758	Thrivent Cash Management Trust	$24,198,758	1.3%

	Total Collateral Held for Securities Loaned (cost $24,198,758)	24,198,758

Shares or Principal Amount	Short-Term Investments (11.3%)	Value	% of Net Assets
	Thrivent Core Short-Term Reserve Fund
20,081,219	2.120%	200,812,194	10.6%
	Other Securities^	12,667,649	0.7%

	Total Short-Term Investments (cost $213,479,951)	213,479,843

	Total Investments (cost $1,438,036,852) 101.2%	$1,915,991,068

	Other Assets and Liabilities, Net (1.2%)	(22,552,703)

	Total Net Assets 100.0%	$1,893,438,365

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a	Non-income producing security.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Large Cap Stock Fund as of April 30, 2018:

Securities Lending Transactions

Common Stock	$22,454,073

Total lending	$22,454,073
Gross amount payable upon return of collateral for securities loaned	$24,198,758

Net amounts due to counterparty	$1,744,685

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$488,450,994
Gross unrealized depreciation	(20,506,291)

Net unrealized appreciation (depreciation)	$467,944,703
Cost for federal income tax purposes	$1,651,270,250

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP STOCK FUND

Summary Schedule of Investments as of April 30, 2018

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 30, 2018, in valuing Large Cap Stock Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	279,000,950	199,162,202	79,838,748	–
Consumer Staples	67,354,445	16,401,573	50,952,872	–
Energy	112,627,286	74,626,361	38,000,925	–
Financials	257,206,369	166,010,404	91,195,965	–
Health Care	185,266,417	143,780,011	41,486,406	–
Industrials	230,344,930	121,325,911	109,019,019	–
Information Technology	322,940,408	292,286,869	30,653,539	–
Materials	128,722,516	39,531,353	89,191,163	–
Real Estate	10,649,289	–	10,649,289	–
Telecommunications Services	34,627,750	–	34,627,750	–
Utilities	48,370,903	32,812,898	15,558,005	–

Preferred Stock
Consumer Staples	1,201,204	–	1,201,204	–
Short-Term Investments	12,667,649	–	12,667,649	–

Subtotal Investments in Securities	$1,690,980,116	$1,085,937,582	$605,042,534	$–

Other Investments *	Total

Short-Term Investments	200,812,194
Collateral Held for Securities Loaned	24,198,758

Subtotal Other Investments	$225,010,952

Total Investments at Value	$1,915,991,068

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	4,462,333	4,462,333	–	–

Total Asset Derivatives	$4,462,333	$4,462,333	$–	$–

Liability Derivatives
Futures Contracts	241,491	241,491	–	–

Total Liability Derivatives	$241,491	$241,491	$–	$–

There were no significant transfers between Levels during the period ended April 30, 2018. Transfers between Levels are identified as of the end of the period.

The following table presents Large Cap Stock Fund’s futures contracts held as of April 30, 2018. Investments and/or cash totaling $12,667,649 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized
Eurex Euro STOXX 50 Index	2,771	June 2018	$111,318,077	$4,462,333
ICE mini MSCI EAFE Index	863	June 2018	87,684,966	(241,491)
Total Futures Long Contracts			$199,003,043	$4,220,842
Total Futures Contracts			$199,003,043	$4,220,842

Reference Description:

EAFE	-	Europe, Australasia and Far East
ICE	-	Intercontinental Exchange
MSCI	-	Morgan Stanley Capital International

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP STOCK FUND

Summary Schedule of Investments as of April 30, 2018

(unaudited)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of April 30, 2018, for Large Cap Stock Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$4,462,333
Total Equity Contracts		4,462,333

Total Asset Derivatives		$4,462,333

Liability Derivatives

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	241,491
Total Equity Contracts		241,491

Total Liability Derivatives		$241,491

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended April 30, 2018, for Large Cap Stock Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	1,945,613
Total Equity Contracts		1,945,613

Total		$1,945,613

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended April 30, 2018, for Large Cap Stock Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(6,664,443)
Total Equity Contracts		(6,664,443)

Total		($6,664,443)

The following table presents Large Cap Stock Fund’s average volume of derivative activity during the period ended April 30, 2018.

Derivative Risk Category	Average Notional Value
Equity Contracts
Futures - Long	$211,473,014

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP STOCK FUND

Summary Schedule of Investments as of April 30, 2018

(unaudited)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands) for the fiscal year to date, in Large Cap Stock Fund, is as follows:

Fund	Value 10/31/2017	Gross Purchases	Gross Sales	Shares Held at 4/30/2018	Value 4/30/2018	% of Net Assets 4/30/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.120%	$85,818	$243,581	$128,587	20,081	$200,812	10.6%
Total Affiliated Short-Term Investments	85,818				200,812	10.6
Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	31,320	151,207	158,328	24,199	24,199	1.3
Total Collateral Held for Securities Loaned	31,320				24,199	1.3
Total Value	$117,138				$225,011

Fund	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 11/1/2017 - 4/30/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.120%	$–	$–	$1	$1,268

Total Income from Affiliated Investments				$1,268

Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	–	–	–	152

Total Affiliated Income from Securities Loaned, Net				$152

Total	$–	$–	$1

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP VALUE FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Shares	Common Stock (97.2%)	Value
Consumer Discretionary (7.6%)
70,364	Aptiv plc	$5,951,387
766,200	Comcast Corporation	24,051,018
360,239	Harley-Davidson, Inc.[a]	14,816,630
343,611	Lowe’s Companies, Inc.	28,323,855
52,000	Walt Disney Company	5,217,160

	Total	78,360,050

Consumer Staples (3.8%)
265,390	CVS Health Corporation	18,532,184
56,100	Kimberly-Clark Corporation	5,808,594
163,063	Wal-Mart Stores, Inc.	14,424,553

	Total	38,765,331

Energy (10.8%)
139,900	Anadarko Petroleum Corporation	9,418,068
274,459	Chevron Corporation	34,337,565
312,648	Devon Energy Corporation	11,358,502
123,832	EQT Corporation	6,215,128
302,000	Halliburton Company	16,002,980
1,055,561	Marathon Oil Corporation	19,263,988
49,500	Pioneer Natural Resources Company	9,976,725
1,659,950	Weatherford International plca,[b]	4,896,853

	Total	111,469,809

Financials (27.0%)
133,000	American International Group, Inc.	7,448,000
1,673,256	Bank of America Corporation	50,063,820
316,850	Blackstone Group, LP	9,806,507
136,072	Capital One Financial Corporation	12,330,845
73,117	Chubb, Ltd.	9,919,783
609,690	Citigroup, Inc.	41,623,536
205,700	Comerica, Inc.	19,455,106
722,153	Fifth Third Bancorp	23,953,815
92,750	Goldman Sachs Group, Inc.	22,105,108
361,100	Huntington Bancshares, Inc.	5,384,001
135,750	J.P. Morgan Chase & Company	14,766,885
395,420	MetLife, Inc.	18,849,671
69,450	Prudential Financial, Inc.	7,383,924
139,300	State Street Corporation	13,899,354
346,145	Synchrony Financial	11,481,630
204,120	Zions Bancorporation	11,175,570

	Total	279,647,555

Health Care (13.0%)
58,100	Aetna, Inc.	10,402,805
57,750	Biogen, Inc.[b]	15,800,400
156,027	Express Scripts Holding Company[b]	11,811,244
221,000	GlaxoSmithKline plc ADR	8,864,310
127,250	Johnson & Johnson	16,095,853
209,833	Medtronic plc	16,813,918
444,160	Merck & Company, Inc.	26,147,699
397,100	Pfizer, Inc.	14,537,831
60,653	UnitedHealth Group, Inc.	14,338,369

	Total	134,812,429

Industrials (10.5%)
44,850	Boeing Company	14,960,166
232,050	CSX Corporation	13,781,449
211,900	Delta Air Lines, Inc.	11,065,418
115,953	Honeywell International, Inc.	16,776,080
122,400	Ingersoll-Rand plc	10,268,136
78,750	Norfolk Southern Corporation	11,298,262
100,441	United Parcel Service, Inc.	11,400,054
156,750	United Technologies Corporation	18,833,513

	Total	108,383,078

Information Technology (14.7%)
14,800	Alphabet, Inc.[b]	15,056,484
61,700	Apple, Inc.	10,196,542
1,180,730	Cisco Systems, Inc.	52,294,532
357,931	Microsoft Corporation	33,473,707
605,100	Oracle Corporation	27,634,917
135,300	Texas Instruments, Inc.	13,723,479

	Total	152,379,661

Materials (4.2%)
104,100	Alcoa Corporation[b]	5,329,920
198,150	CF Industries Holdings, Inc.	7,688,220
140,686	Eastman Chemical Company	14,361,227
267,750	WestRock Company	15,840,090

	Total	43,219,457

Telecommunications Services (2.6%)
550,399	Verizon Communications, Inc.	27,162,190

	Total	27,162,190

Utilities (3.0%)
127,750	Edison International, Inc.	8,370,180
495,162	PG&E Corporation	22,826,968

	Total	31,197,148

	Total Common Stock (cost $714,806,897)	1,005,396,708

Shares	Collateral Held for Securities Loaned (1.0%)	Value
11,032,975	Thrivent Cash Management Trust	11,032,975

	Total Collateral Held for Securities Loaned (cost $11,032,975)	11,032,975

Shares or Principal Amount	Short-Term Investments (3.0%)	Value
	Thrivent Core Short-Term Reserve Fund
3,074,422	2.120%	30,744,220

	Total Short-Term Investments (cost $30,744,220)	30,744,220

	Total Investments (cost $756,584,092) 101.2%	$1,047,173,903

	Other Assets and Liabilities, Net (1.2%)	(12,701,645)

	Total Net Assets 100.0%	$1,034,472,258

a	All or a portion of the security is on loan.
b	Non-income producing security.

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP VALUE FUND

Schedule of Investments as of April 30, 2018

(unaudited)

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Large Cap Value Fund as of April 30, 2018:

Securities Lending Transactions
Common Stock	$10,336,021
Total lending	$10,336,021
Gross amount payable upon return of collateral for securities loaned	$11,032,975
Net amounts due to counterparty	$696,954

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation	$310,473,574
Gross unrealized depreciation	(19,245,570)

Net unrealized appreciation (depreciation)	$291,228,004

Cost for federal income tax purposes	$755,945,899

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP VALUE FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 30, 2018, in valuing Large Cap Value Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	78,360,050	78,360,050	–	–
Consumer Staples	38,765,331	38,765,331	–	–
Energy	111,469,809	111,469,809	–	–
Financials	279,647,555	279,647,555	–	–
Health Care	134,812,429	134,812,429	–	–
Industrials	108,383,078	108,383,078	–	–
Information Technology	152,379,661	152,379,661	–	–
Materials	43,219,457	43,219,457	–	–
Telecommunications Services	27,162,190	27,162,190	–	–
Utilities	31,197,148	31,197,148	–	–

Subtotal Investments in Securities	$1,005,396,708	$1,005,396,708	$–	$–

Other Investments *	Total
Short-Term Investments	30,744,220
Collateral Held for Securities Loaned	11,032,975

Subtotal Other Investments	$41,777,195

Total Investments at Value	$1,047,173,903

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

There were no significant transfers between Levels during the period ended April 30, 2018. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands) for the fiscal year to date, in Large Cap Value Fund, is as follows:

Fund	Value 10/31/2017	Gross Purchases	Gross Sales	Shares Held at 4/30/2018	Value 4/30/2018	% of Net Assets 4/30/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.120%	$39,609	$33,127	$41,992	3,074	$30,744	3.0%
Total Affiliated Short-Term Investments	39,609				30,744	3.0
Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	13,370	104,796	107,133	11,033	11,033	1.0
Total Collateral Held for Securities Loaned	13,370				11,033	1.0
Total Value	$52,979				$41,777

Fund	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 11/1/2017 - 4/30/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.120%	$–	$–	$0	$227
Total Income from Affiliated Investments				$227
Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	–	–	–	32
Total Affiliated Income from Securities Loaned, Net				$32
Total	$–	$–	$0

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND FUND

Summary Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Bank Loans (0.5%)	Value	% of Net Assets
Basic Materials (<0.1%)
	Other Securities^	$55,546	<0.1%

	Total	55,546

Capital Goods (<0.1%)
	Other Securities^	104,620	<0.1%

	Total	104,620

Communications Services (0.2%)
	Other Securities^	2,343,058	0.2%

	Total	2,343,058

Consumer Cyclical (0.1%)
	Other Securities^	580,679	0.1%

	Total	580,679

Consumer Non-Cyclical (0.1%)
	Other Securities^	709,222	0.1%

	Total	709,222

Energy (<0.1%)
	Other Securities^	416,763	<0.1%

	Total	416,763

Financials (<0.1%)
	Other Securities^	119,282	<0.1%

	Total	119,282

Technology (0.1%)
	Other Securities^	541,229	0.1%

	Total	541,229

	Total Bank Loans (cost $5,467,880)	4,870,399

Principal Amount	Long-Term Fixed Income (95.8%)	Value	% of Net Assets
Asset-Backed Securities (24.4%)
	Apidos CLO XVIII
$3,400,000	3.482%, (LIBOR 3M + 1.120%), 7/22/2026, Ser. 2014-18A, Class A1R*,a	3,400,031	0.4%
	ARI Fleet Lease Trust
3,259,466	1.910%, 4/15/2026, Ser. 2017-A, Class A2[b]	3,236,172	0.4%
	Bayview Opportunity Master Fund IVa Trust
3,133,037	3.500%, 6/28/2057, Ser. 2017-SPL5, Class Aa,b	3,145,503	0.3%
	BCC Funding XIV, LLC
4,475,827	2.200%, 2/20/2019, Ser. 2018-1A, Class A1[b]	4,475,977	0.5%
	Birchwood Park CLO, Ltd.
$3,450,000	3.528%, (LIBOR 3M + 1.180%), 7/15/2026, Ser. 2014-1A, Class AR*,a	3,452,311	0.4%
	BlueMountain CLO, Ltd.
3,800,000	3.488%, (LIBOR 3M + 1.140%), 10/15/2026, Ser. 2014-3A, Class A1R*,a	3,802,223	0.4%
	CCG Receivables Trust
3,500,000	2.500%, 6/16/2025, Ser. 2018-1, Class A2[b]	3,481,566	0.4%
	Citibank Credit Card Issuance Trust
4,900,000	2.265%, (LIBOR 1M + 0.370%), 8/8/2024, Ser. 2017-A7, Class A7[a]	4,913,701	0.5%
	Commonbond Student Loan Trust
5,300,000	2.102%, (LIBOR 1M + 0.500%), 2/25/2044, Ser. 2018-AGS, Class A2[a,b]	5,301,503	0.6%
	CPS Auto Receivables Trust
4,351,638	2.160%, 5/17/2021, Ser. 2018-A, Class Ab	4,335,490	0.5%
	GM Financial Consumer Automobile Receivables Trust
5,200,000	2.080%, 1/19/2021, Ser. 2018-1, Class A2A	5,176,760	0.6%
	GoldenTree Loan Opportunities IX, Ltd.
3,200,000	3.729%, (LIBOR 3M + 1.370%), 10/29/2026, Ser. 2014-9A, Class AR*,a	3,200,086	0.3%
	Madison Park Funding XIV, Ltd.
3,450,000	3.479%, (LIBOR 3M + 1.120%), 7/20/2026, Ser. 2014-14A, Class A1R*,a	3,451,977	0.4%
	Marlette Funding Trust
5,291,846	2.610%, 3/15/2028, Ser. 2018-1A, Class Ab	5,279,410	0.6%
	Mercedes-Benz Auto Lease Trust
4,400,000	2.200%, 4/15/2020, Ser. 2018-A, Class A2	4,386,046	0.5%
	Navient Student Loan Trust
5,250,000	2.647%, (LIBOR 1M + 0.750%), 7/25/2066, Ser. 2017-1A, Class A2[a,b]	5,289,215	0.6%
	Octagon Investment Partners XX, Ltd.
3,350,000	2.941%, (LIBOR 3M + 1.130%), 8/12/2026, Ser. 2014-1A, Class AR*,a	3,350,315	0.4%
	OZLM VIII, Ltd.
3,300,000	3.483%, (LIBOR 3M + 1.130%), 10/17/2026, Ser. 2014-8A, Class A1AR*,a	3,301,888	0.4%
	PFS Financing Corporation
3,300,000	2.177%, (LIBOR 1M + 0.400%), 2/15/2022, Ser. 2018-A, Class Aa,b	3,299,615	0.4%

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND FUND

Summary Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (95.8%)	Value	% of Net Assets
Asset-Backed Securities (24.4%) - continued
	Prosper Marketplace Issuance Trust
$3,600,000	3.110%, 6/17/2024, Ser. 2018-1A, Class Ab	$3,599,910	0.4%
	Santander Retail Auto Lease Trust
3,450,000	2.220%, 1/20/2021, Ser. 2007-QS1, Class 1A5[b]	3,406,399	0.4%
	Securitized Term Auto Receivables Trust
5,000,000	1.890%, 8/25/2020, Ser. 2017-1A, Class A3[b]	4,964,995	0.5%
	SoFi Consumer Loan Program Trust
3,750,000	2.930%, 4/26/2027, Ser. 2018-2, Class A1[b]	3,752,398	0.4%
	Springleaf Funding Trust
3,350,000	2.900%, 11/15/2029, Ser. 2016-AA, Class Ab	3,330,343	0.4%
	Tesla Auto Lease Trust
3,953,408	2.320%, 12/20/2019, Ser. 2018-A, Class Ab	3,937,006	0.4%
	Verizon Owner Trust
4,500,000	2.060%, 4/20/2022, Ser. 2017-3A, Class A1Ab	4,423,618	0.5%
	World Financial Network Credit Card Master Trust
3,900,000	1.980%, 6/15/2023, Ser. 2017-B, Class A	3,855,382	0.4%
	Other Securities^	117,897,592	12.4%

	Total	225,447,432

Basic Materials (0.7%)
	Other Securities^	6,423,383	0.7%

	Total	6,423,383

Capital Goods (0.7%)
	Other Securities^	6,615,945	0.7%

	Total	6,615,945

Collateralized Mortgage Obligations (4.3%)
	Countrywide Alternative Loan Trust
443,755	5.500% - 5.500%, 11/25/2035 - 2/25/2036, Ser. 2005- 49CB, Class A1	431,825	<0.1%
	Countrywide Home Loans, Inc.
395,233	3.384%, 3/20/2036, Ser. 2006-HYB1, Class 1A1[a]	341,750	<0.1%
	Federal National Mortgage Association Conventional 15- Yr. Pass Through
703,531	2.250%, 6/25/2025, Ser. 2010-58, Class PT	700,414	0.1%
	Radnor RE, Ltd.
3,300,000	3.297%, (LIBOR 1M + 1.400%), 3/25/2028, Ser. 2018-1, Class M1*,a	3,303,128	0.4%
	Towd Point Mortgage Trust
4,252,519	2.497%, (LIBOR 1M + 0.600%), 2/25/2057, Ser. 2017-5, Class A1[a,b]	4,270,867	0.5%
	Other Securities^	30,289,586	3.3%

	Total	39,337,570

Commercial Mortgage-Backed Securities (4.4%)
	Cold Storage Trust
4,850,000	2.897%, (LIBOR 1M + 1.000%), 4/15/2024, Ser. 2017-ICE3, Class A*,a	4,868,170	0.5%
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
5,150,000	2.103%, (LIBOR 1M + 0.220%), 7/25/2020, Ser. KF41, Class Aa	5,162,671	0.6%
7,598,982	2.183%, (LIBOR 1M + 0.300%), 11/25/2024, Ser. 2017-M13, Class FAa	7,603,730	0.8%
1,640,859	2.776%, 3/25/2023, Ser. K724, Class A1[c]	1,626,513	0.2%
	Federal National Mortgage Association - ACES
3,250,000	3.560%, 9/25/2021, Ser. 2018-M5, Class A2[a]	3,300,999	0.4%
3,492,180	2.222%, (LIBOR 1M + 0.400%), 10/25/2024, Ser. 2017-HB1, Class Aa	3,498,633	0.4%
	SCG Trust
3,575,000	3.547%, (LIBOR 1M + 1.650%), 11/15/2026, Ser. 2013-SRP1, Class Aa,b	3,575,000	0.4%
	Wells Fargo Commercial Mortgage Trust
5,613,560	2.819%, 8/15/2050, Ser. 2014-LC16, Class A2	5,612,128	0.6%
	Other Securities^	4,906,561	0.5%

	Total	40,154,405

Communications Services (1.9%)
	Other Securities^	17,097,027	1.9%

	Total	17,097,027

Consumer Cyclical (2.3%)
	General Motors Financial Company, Inc.
3,500,000	3.612%, (LIBOR 3M + 1.310%), 6/30/2022[a]	3,568,394	0.4%
	Other Securities^	17,574,018	1.9%

	Total	21,142,412

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND FUND

Summary Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (95.8%)	Value	% of Net Assets
Consumer Non-Cyclical (6.1%)
	Other Securities^	$56,233,993	6.1%

	Total	56,233,993

Energy (4.0%)
	Other Securities^	36,821,204	4.0%

	Total	36,821,204

Financials (19.1%)
	Bank of America Corporation
$900,000	4.000%, 1/22/2025	888,807	0.1%
1,775,000	3.178%, (LIBOR 3M + 0.870%), 4/1/2019[a]	1,788,097	0.2%
1,500,000	2.958%, (LIBOR 3M + 0.650%), 10/1/2021[a]	1,507,945	0.2%
1,500,000	2.557%, (LIBOR 3M + 0.770%), 2/5/2026[a]	1,474,195	0.2%
1,500,000	3.359%, (LIBOR 3M + 1.000%), 4/24/2023[a]	1,520,937	0.2%
1,500,000	2.816%, 7/21/2023[a]	1,450,159	0.2%
1,065,000	3.519%, (LIBOR 3M + 1.160%), 1/20/2023[a]	1,085,357	0.1%
900,000	6.100%, 3/17/2025[a,d]	932,625	0.1%
	Goldman Sachs Group, Inc.
2,000,000	3.359%, (LIBOR 3M + 1.000%), 7/24/2023[a]	2,018,309	0.2%
1,755,000	3.522%, (LIBOR 3M + 1.160%), 4/23/2020[a]	1,780,886	0.2%
1,530,000	3.009%, (LIBOR 3M + 1.170%), 11/15/2021[a]	1,552,789	0.2%
1,525,000	2.939%, (LIBOR 3M + 1.100%), 11/15/2018[a]	1,532,237	0.2%
1,125,000	3.584%, (LIBOR 3M + 1.600%), 11/29/2023[a]	1,172,711	0.1%
1,000,000	2.556%, (LIBOR 3M + 0.750%), 2/23/2023[a]	1,000,420	0.1%
	Morgan Stanley
1,425,000	5.000%, 11/24/2025	1,476,676	0.2%
2,000,000	3.539%, (LIBOR 3M + 1.180%), 1/20/2022[a]	2,030,168	0.2%
1,950,000	2.633%, (LIBOR 3M + 0.800%), 2/14/2020[a]	1,956,903	0.2%
1,400,000	3.759%, (LIBOR 3M + 1.400%), 10/24/2023[a]	1,438,024	0.2%
1,000,000	5.450%, 7/15/2019[a,d]	1,015,510	0.1%
1,000,000	2.295%, (LIBOR 3M + 0.550%), 2/10/2021[a]	1,003,389	0.1%
900,000	5.550%, 7/15/2020[a,d]	922,500	0.1%
	Other Securities^	146,038,556	15.7%

	Total	175,587,200

Foreign Government (0.6%)
	Other Securities^	5,769,442	0.6%

	Total	5,769,442

Mortgage-Backed Securities (3.2%)
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
10,270,000	4.000%, 5/1/2048[e]	10,457,748	1.1%
158,323	6.500%, 9/1/2037	178,311	<0.1%
	Federal National Mortgage Association Conventional 15- Yr. Pass Through
11,570,000	3.500%, 5/1/2030[e]	11,701,970	1.3%
	Federal National Mortgage Association Conventional 20- Yr. Pass Through
312,820	6.000%, 8/1/2024	346,046	0.1%
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
2,650,489	1.776%, (LIBOR 12M + 1.550%), 7/1/2043[a]	2,729,790	0.3%
882,774	3.278%, (LIBOR 12M + 1.514%), 1/1/2043[a]	905,186	0.1%
255,485	3.480%, (LIBOR 12M + 1.730%), 9/1/2037[a]	265,777	<0.1%
106,547	2.821%, (LIBOR 12M + 1.071%), 10/1/2037[a]	106,112	<0.1%
	Other Securities^	2,942,579	0.3%

	Total	29,633,519

Technology (2.4%)
	Other Securities^	22,179,195	2.4%

	Total	22,179,195

Transportation (1.5%)
	Other Securities^	14,265,139	1.5%

	Total	14,265,139

U.S. Government and Agencies (18.4%)
	Federal National Mortgage Association
15,000,000	2.375%, 1/19/2023	14,667,255	1.6%
3,000,000	2.500%, 4/13/2021	2,982,168	0.3%
	U.S. Treasury Bonds
6,750,000	5.500%, 8/15/2028	8,268,750	0.9%
6,995,000	2.250% - 3.000%, 11/15/2027 - 5/15/2046	6,432,885	0.7%
	U.S. Treasury Bonds, TIPS
5,392,750	0.125%, 1/15/2023	5,266,383	0.6%
6,235,190	0.375%, 1/15/2027	6,032,747	0.7%
6,615,180	0.375%, 7/15/2027	6,405,508	0.7%
5,778,740	1.000%, 2/15/2046	5,879,679	0.6%
	U.S. Treasury Notes
3,350,000	1.500%, 10/31/2019	3,304,592	0.4%
61,000,000	1.750%, 11/30/2019	60,347,110	6.5%
8,000,000	1.875%, 12/15/2020	7,856,562	0.8%
21,025,000	2.000%, 11/30/2022	20,331,011	2.2%
4,300,000	1.125% - 2.125%, 8/31/2021 - 7/31/2024	4,095,961	0.5%

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND FUND

Summary Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (95.8%)	Value	% of Net Assets
U.S. Government and Agencies (18.4%) - continued
	U.S. Treasury Notes, TIPS
$17,856,970	0.125%, 4/15/2021	$17,604,810	1.9%

	Total	169,475,421

Utilities (1.8%)
	Other Securities^	16,658,556	1.8%

	Total	16,658,556

	Total Long-Term Fixed Income (cost $890,209,941)	882,841,843

Shares	Preferred Stock (0.3%)	Value	% of Net Assets
Financials (0.3%)
	Other Securities^	2,235,330	0.3%

	Total	2,235,330

	Total Preferred Stock (cost $2,225,400)	2,235,330

Shares	Collateral Held for Securities Loaned (0.1%)	Value	% of Net Assets
1,083,390	Thrivent Cash Management Trust	1,083,390	0.1%

	Total Collateral Held for Securities Loaned (cost $1,083,390)	1,083,390

Shares or Principal Amount	Short-Term Investments (5.4%)	Value	% of Net Assets
	Thrivent Core Short-Term Reserve Fund
4,909,834	2.120%	49,098,334	5.3%
	Other Securities^	897,881	0.1%

	Total Short-Term Investments (cost $49,996,233)	49,996,215

	Total Investments (cost $948,982,844) 102.1%	$941,027,177

	Other Assets and Liabilities, Net (2.1%)	(19,078,446)

	Total Net Assets 100.0%	$921,948,731

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a

Denotes variable rate securities. The rate shown is as of April 30, 2018. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

b

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of April 30, 2018, the value of these investments was $244,550,781 or 26.5% of total net assets.

c	All or a portion of the security is insured or guaranteed.
d	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
e	Denotes investments purchased on a when-issued or delayed delivery basis.
*

Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Limited Maturity Bond Fund as of April 30, 2018 was $69,306,638 or 7.5% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of April 30, 2018.

Security	Acquisition Date	Cost
Apidos CLO XVIII, 7/22/2026	4/4/2017	$3,400,000
Birchwood Park CLO, Ltd., 7/15/2026	2/14/2017	3,450,000
BlueMountain CLO, Ltd., 10/15/2026	4/10/2017	3,800,000
Cold Storage Trust, 4/15/2036	4/20/2017	4,850,000
GoldenTree Loan Opportunities IX, Ltd., 10/29/2026	10/7/2016	3,200,000
Madison Park Funding XIV, Ltd., 7/20/2026	4/13/2017	3,450,000
Octagon Investment Partners XX, Ltd., 8/12/2026	4/21/2017	3,350,000
OZLM VIII, Ltd., 10/17/2026	5/16/2017	3,300,000
Radnor RE, Ltd., 3/25/2028	3/13/2018	3,300,000

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Limited Maturity Bond Fund as of April 30, 2018:

Securities Lending Transactions

Taxable Debt Security	$1,057,607

Total lending	$1,057,607
Gross amount payable upon return of collateral for securities loaned	$1,083,390

Net amounts due to counterparty	$ 25,783

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND FUND

Summary Schedule of Investments as of April 30, 2018

(unaudited)

Definitions:

ACES	-	Alternative Credit Enhancement Securities
CLO	-	Collateralized Loan Obligation
Ser.	-	Series
TIPS	-	Treasury Inflation Protected Security

Reference Rate Index:

LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month
LIBOR 12M	-	ICE Libor USD Rate 12 Month

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$4,116,496
Gross unrealized depreciation	(11,567,970)

Net unrealized appreciation (depreciation)	$(7,451,474)

Cost for federal income tax purposes	$936,934,788

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND FUND

Summary Schedule of Investments as of April 30, 2018

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 30, 2018, in valuing Limited Maturity Bond Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Bank Loans
Basic Materials	55,546	–	–	55,546
Capital Goods	104,620	–	104,620	–
Communications Services	2,343,058	–	2,343,058	–
Consumer Cyclical	580,679	–	580,679	–
Consumer Non-Cyclical	709,222	–	709,222	–
Energy	416,763	–	416,763	–
Financials	119,282	–	119,282	–
Technology	541,229	–	541,229	–

Long-Term Fixed Income
Asset-Backed Securities	225,447,432	–	220,701,507	4,745,925
Basic Materials	6,423,383	–	6,423,383	–
Capital Goods	6,615,945	–	6,615,945	–
Collateralized Mortgage Obligations	39,337,570	–	39,337,570	–
Commercial Mortgage-Backed Securities	40,154,405	–	40,154,405	–
Communications Services	17,097,027	–	17,097,027	–
Consumer Cyclical	21,142,412	–	21,142,412	–
Consumer Non-Cyclical	56,233,993	–	56,233,993	–
Energy	36,821,204	–	36,821,204	–
Financials	175,587,200	–	175,587,200	–
Foreign Government	5,769,442	–	5,769,442	–
Mortgage-Backed Securities	29,633,519	–	29,633,519	–
Technology	22,179,195	–	22,179,195	–
Transportation	14,265,139	–	14,265,139	–
U.S. Government and Agencies	169,475,421	–	169,475,421	–
Utilities	16,658,556	–	16,658,556	–

Preferred Stock
Financials	2,235,330	1,446,660	788,670	–
Short-Term Investments	897,881	–	897,881	–

Subtotal Investments in Securities	$890,845,453	$1,446,660	$884,597,322	$4,801,471

Other Investments *	Total
Short-Term Investments	49,098,334
Collateral Held for Securities Loaned	1,083,390

Subtotal Other Investments	$50,181,724

Total Investments at Value	$941,027,177

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	415,156	415,156	–	–

Total Asset Derivatives	$415,156	$415,156	$–	$–

Liability Derivatives
Futures Contracts	497,478	497,478	–	–

Total Liability Derivatives	$497,478	$497,478	$–	$–

There were no significant transfers between Levels during the period ended April 30, 2018. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND FUND

Summary Schedule of Investments as of April 30, 2018

(unaudited)

The following table presents Limited Maturity Bond Fund’s futures contracts held as of April 30, 2018. Investments and/or cash totaling $897,881 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized
2-Yr. U.S. Treasury Bond Futures	483	June 2018	$102,706,897	($288,254)
Ultra 10-Yr. U.S. Treasury Note	64	June 2018	8,171,205	13,795

Total Futures Long Contracts			$110,878,102	($274,459)

5-Yr. U.S. Treasury Bond Futures	(577)	June 2018	($65,722,117)	$228,111
10-Yr. U.S. Treasury Bond Futures	(366)	June 2018	(43,956,000)	173,250
20-Yr. U.S. Treasury Bond Futures	(72)	June 2018	(10,200,704)	(156,046)
CME Ultra Long Term U.S. Treasury Bond	(16)	June 2018	(2,460,822)	(53,178)

Total Futures Short Contracts			($122,339,643)	$192,137

Total Futures Contracts			($11,461,541)	($82,322)

Reference Description:

CME	-	Chicago Mercantile Exchange

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of April 30, 2018, for Limited Maturity Bond Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$415,156
Total Interest Rate Contracts		415,156

Total Asset Derivatives		$415,156

Liability Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	497,478
Total Interest Rate Contracts		497,478

Total Liability Derivatives		$497,478

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended April 30, 2018, for Limited Maturity Bond Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	3,454,406

Total Interest Rate Contracts		3,454,406

Total		$3,454,406

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended April 30, 2018, for Limited Maturity Bond Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(995,140)
Total Interest Rate Contracts		(995,140)

Total		($995,140)

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND FUND

Summary Schedule of Investments as of April 30, 2018

(unaudited)

The following table presents Limited Maturity Bond Fund’s average volume of derivative activity during the period ended April 30, 2018.

Derivative Risk Category	Average Notional Value
Interest Rate Contracts
Futures - Long	$111,478,272
Futures - Short	124,439,236

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands) for the fiscal year to date, in Limited Maturity Bond Fund, is as follows:

Fund	Value 10/31/2017	Gross Purchases	Gross Sales	Shares Held at 4/30/2018	Value 4/30/2018	% of Net Assets 4/30/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.120%	$42,477	$139,567	$132,946	4,910	$49,098	5.3%
Total Affiliated Short-Term Investments	42,477				49,098	5.3
Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	3,467	11,509	13,893	1,083	1,083	0.1
Total Collateral Held for Securities Loaned	3,467				1,083	0.1
Total Value	$45,944				$50,181

Fund	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 11/1/2017 - 4/30/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.120%	$–	$–	$1	$377
Total Income from Affiliated Investments				$377
Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	–	–	–	2
Total Affiliated Income from Securities Loaned, Net				$2
Total	$–	$–	$1

The accompanying Notes to Financial Statements are an integral part of this schedule.

LOW VOLATILITY EQUITY FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Shares	Common Stock (91.4%)	Value
Consumer Discretionary (7.2%)
600	ABC-MART, Inc.	$39,543
1,722	Aristocrat Leisure, Ltd.	34,544
324	Carnival Corporation	20,431
752	Carnival plc	48,877
2,457	Comcast Corporation	77,125
233	Genuine Parts Company	20,579
613	Home Depot, Inc.	113,282
239	McDonald’s Corporation	40,018
1,900	Nikon Corporation	33,061
900	Park24 Company, Ltd.	25,494
200	Rinnai Corporation	19,910
1,200	Sankyo Company, Ltd.	42,069
300	SHIMAMURA Company, Ltd.	34,912
970	TJX Companies, Inc.	82,304
7,500	Yue Yuen Industrial Holdings, Ltd.	21,255

	Total	653,404

Consumer Staples (11.9%)
1,892	Altria Group, Inc.	106,160
2,264	Coca-Cola Company	97,827
658	Colgate-Palmolive Company	42,921
1,172	Conagra Brands, Inc.	43,446
2,068	Empire Company, Ltd.	39,992
453	Hershey Company	41,649
3,800	Japan Tobacco, Inc.	102,148
3,288	Koninklijke Ahold Delhaize NV	79,321
700	Lawson, Inc.	46,243
217	McCormick & Company, Inc.	22,874
698	Mondelez International, Inc.	27,571
282	Nestle SA	21,847
350	NH Foods, Ltd.	15,290
3,804	Orkla ASA	35,207
1,118	PepsiCo, Inc.	112,851
482	Swedish Match AB	21,623
537	Sysco Corporation	33,584
1,696	Unilever plc	95,133
1,130	Wal-Mart Stores, Inc.	99,960

	Total	1,085,647

Energy (3.1%)
5,222	BP plc	38,789
1,332	Caltex Australia, Ltd.	30,975
372	Chevron Corporation	46,541
1,337	Exxon Mobil Corporation	103,952
1,681	Royal Dutch Shell plc, Class B	60,010

	Total	280,267

Financials (15.3%)
1,520	AGNC Investment Corporation	28,758
48	Alleghany Corporation	27,584
1,252	Allstate Corporation	122,471
283	American Express Company	27,946
362	American Financial Group, Inc.	40,986
4,140	Annaly Capital Management, Inc.	42,932
676	Aon plc	96,310
238	Arch Capital Group, Ltd.[a]	19,071
631	Berkshire Hathaway, Inc.[a]	122,244
615	Chubb, Ltd.	83,437
2,011	CI Financial Corporation	42,320
8,056	Direct Line Insurance Group plc	41,394
1,162	Hartford Financial Services Group, Inc.	62,562
963	Loews Corporation	50,519
60	Markel Corporation[a]	67,802
1,224	Marsh & McLennan Companies, Inc.	99,756
18,181	Medibank Private, Ltd.	39,957
521	Nasdaq, Inc.	46,015
407	Pargesa Holding SA	38,091
34	Partners Group Holding AG	24,799
2,280	Progressive Corporation	137,461
211	Swiss Re AG	20,102
158	Travelers Companies, Inc.	20,793
1,379	U.S. Bancorp	69,570
364	W.R. Berkley Corporation	27,140

	Total	1,400,020

Health Care (13.0%)
1,469	Abbott Laboratories	85,393
8,400	Astellas Pharmaceutical, Inc.	122,860
522	CIGNA Corporation	89,690
1,167	Eli Lilly and Company	94,609
912	Johnson & Johnson	115,359
137	Laboratory Corporation of America Holdings[a]	23,393
998	Medtronic plc	79,970
2,100	Mitsubishi Tanabe Pharma Corporation	39,886
1,417	Novo Nordisk AS	66,639
3,430	Pfizer, Inc.	125,572
536	Roche Holding AG	119,092
180	Sonova Holding AG	29,663
560	Stryker Corporation	94,875
1,300	Takeda Pharmaceutical Company, Ltd.	54,743
208	UnitedHealth Group, Inc.	49,171

	Total	1,190,915

Industrials (11.9%)
413	3M Company	80,283
331	Expeditors International of Washington, Inc.	21,138
201	General Dynamics Corporation	40,463
534	Honeywell International, Inc.	77,259
1,100	Kurita Water Industries, Ltd.	35,622
359	Lockheed Martin Corporation	115,182
289	Northrop Grumman Corporation	93,070
594	Raytheon Company	121,734
4,028	RELX plc	86,091
316	Republic Services, Inc.	20,439
5,632	Royal Mail plc	44,915
103	Schindler Holding AG	20,610
184	Schindler Holding AG, Participation Certificate	37,994
20	SGS SA	48,573
4,100	Singapore Airlines, Ltd.	33,453
9,600	Singapore Airport Terminal Services, Ltd.	39,892
896	Waste Connections, Inc.	64,781
1,324	Waste Management, Inc.	107,628

	Total	1,089,127

Information Technology (12.7%)
141	Accenture plc	21,319
830	Amphenol Corporation	69,479
1,061	Automatic Data Processing, Inc.	125,283
438	Broadridge Financial Solutions, Inc.	46,958
640	CA, Inc.	22,272
2,600	Canon, Inc.	89,438
1,072	CGI Group, Inc.[a]	62,118
2,873	Cisco Systems, Inc.	127,245

The accompanying Notes to Financial Statements are an integral part of this schedule.

LOW VOLATILITY EQUITY FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Shares	Common Stock (91.4%)	Value
Information Technology (12.7%) - continued
440	eBay, Inc.[a]	$16,667
1,212	Fidelity National Information Services, Inc.	115,104
844	Fiserv, Inc.[a]	59,806
172	International Business Machines Corporation	24,933
753	MasterCard, Inc.	134,237
879	Microsoft Corporation	82,204
2,732	Oracle Corporation	124,771
482	Synopsys, Inc.[a]	41,216

	Total	1,163,050

Materials (2.8%)
3,273	Alumina, Ltd.	6,443
41	EMS-CHEMIE Holding AG	25,323
37	Givaudan SA	82,364
1,300	Kuraray Company, Ltd.	21,650
2,169	Newcrest Mining, Ltd.	34,378
2,234	Newmont Mining Corporation	87,774

	Total	257,932

Real Estate (3.2%)
2,000	CK Asset Holdings, Ltd.	17,266
200	Daito Trust Construction Company, Ltd.	33,373
1,025	Duke Realty Corporation	27,778
11,000	Hang Lung Properties, Ltd.	26,032
6,000	Hysan Development Company, Ltd.	34,921
9,000	Kerry Properties, Ltd.	43,025
1,017	Klepierre SA	41,625
2,500	Link REIT	22,095
437	Swiss Prime Site AG	40,944

	Total	287,059

Telecommunications Services (4.9%)
680	BCE, Inc.	28,859
34,000	HKT Trust and HKT, Ltd.	44,733
2,600	KDDI Corporation	69,794
1,200	Nippon Telegraph & Telephone Corporation	56,946
4,900	NTT DOCOMO, Inc.	126,587
73,000	PCCW, Ltd.	45,125
104	Swisscom AG	49,882
791	TELUS Corporation	28,308

	Total	450,234

Utilities (5.4%)
1,028	American Electric Power Company, Inc.	71,940
1,800	Chubu Electric Power Company, Inc.	28,220
3,500	Chugoku Electric Power Company, Inc.	43,787
4,500	CLP Holdings, Ltd.	46,728
549	CMS Energy Corporation	25,907
418	Edison International, Inc.	27,387
144	NextEra Energy, Inc.	23,603
2,200	Osaka Gas Company, Ltd.	47,375
308	Southern Company	14,205
1,800	Tokyo Gas Company, Ltd.	48,304
786	WEC Energy Group, Inc.	50,524
1,444	Xcel Energy, Inc.	67,637

	Total	495,617

	Total Common Stock (cost $8,048,387)	8,353,272

Shares or Principal Amount	Short-Term Investments (8.0%)	Value
	Federal Home Loan Bank Discount Notes
200,000	1.702%, 5/30/2018[b,c]	199,726
100,000	1.715%, 6/19/2018[b,c]	99,765
	Thrivent Core Short-Term Reserve Fund
43,267	2.120%	432,667

	Total Short-Term Investments (cost $732,159)	732,158

	Total Investments (cost $8,780,546) 99.4%	$9,085,430

	Other Assets and Liabilities, Net 0.6%	55,942

	Total Net Assets 100.0%	$9,141,372

a	Non-income producing security.
b	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
c	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$534,250
Gross unrealized depreciation	(237,423)

Net unrealized appreciation (depreciation)	$296,827
Cost for federal income tax purposes	$9,325,993

The accompanying Notes to Financial Statements are an integral part of this schedule.

LOW VOLATILITY EQUITY FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 30, 2018, in valuing Low Volatility Equity Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	653,404	353,739	299,665	–
Consumer Staples	1,085,647	628,843	456,804	–
Energy	280,267	150,493	129,774	–
Financials	1,400,020	1,193,357	206,663	–
Health Care	1,190,915	758,032	432,883	–
Industrials	1,089,127	741,977	347,150	–
Information Technology	1,163,050	1,011,494	151,556	–
Materials	257,932	87,774	170,158	–
Real Estate	287,059	27,778	259,281	–
Telecommunications Services	450,234	–	450,234	–
Utilities	495,617	281,203	214,414	–
Short-Term Investments	299,491	–	299,491	–

Subtotal Investments in Securities	$8,652,763	$5,234,690	$3,418,073	$–

Other Investments *	Total
Short-Term Investments	432,667
Subtotal Other Investments	$432,667

Total Investments at Value	$9,085,430

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	1,715	1,715	–	–

Total Asset Derivatives	$1,715	$1,715	$–	$–

There were no significant transfers between Levels during the period ended April 30, 2018. Transfers between Levels are identified as of the end of the period.

The following table presents Low Volatility Equity Fund’s futures contracts held as of April 30, 2018. Investments and/or cash totaling $299,491 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized
Eurex MSCI World Index	9	June 2018	$535,675	$1,715

Total Futures Long Contracts			$535,675	$1,715

Total Futures Contracts			$535,675	$1,715

Reference Description:

MSCI	-	Morgan Stanley Capital International

The accompanying Notes to Financial Statements are an integral part of this schedule.

LOW VOLATILITY EQUITY FUND

Schedule of Investments as of April 30, 2018

(unaudited)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of April 30, 2018, for Low Volatility Equity Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$1,715
Total Equity Contracts		1,715

Total Asset Derivatives		$1,715

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended April 30, 2018, for Low Volatility Equity Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(8,266)

Total Equity Contracts		(8,266)

Total		($8,266)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended April 30, 2018, for Low Volatility Equity Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/ (depreciation) recognized in Income

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(3,158)

Total Equity Contracts		(3,158)

Total		($3,158)

The following table presents Low Volatility Equity Fund’s average volume of derivative activity during the period ended April 30, 2018.

Derivative Risk Category	Average Notional Value
Equity Contracts
Futures - Long	$349,500

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Fund. Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands) for the fiscal year to date, in Low Volatility Equity Fund, is as follows:

Fund	Value 10/31/2017	Gross Purchases	Gross Sales	Shares Held at 4/30/2018	Value 4/30/2018	% of Net Assets 4/30/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.120%	$266	$3,474	$3,307	43	$433	4.7%

Total Affiliated Short-Term Investments	266				433	4.7

Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	–	41	41	–	–	–

Total Value	$266				$433

The accompanying Notes to Financial Statements are an integral part of this schedule.

LOW VOLATILITY EQUITY FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Fund	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 11/1/2017 - 4/30/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.120%	$–	$–	$0	$3

Total Income from Affiliated Investments				$3

Total	$–	$–	$0

The accompanying Notes to Financial Statements are an integral part of this schedule.

MID CAP STOCK FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Shares	Common Stock (91.6%)	Value
Consumer Discretionary (9.5%)
1,333,825	American Axle & Manufacturing Holdings, Inc.[a]	$20,460,876
742,000	DISH Network Corporation[a]	24,894,100
245,725	Dollar Tree, Inc.[a]	23,562,570
131,375	Lululemon Athletica, Inc.[a]	13,111,225
138,600	RHa,b	13,229,370
464,350	Six Flags Entertainment Corporation[b]	29,365,494
669,526	Toll Brothers, Inc.	28,227,216
154,725	Whirlpool Corporation	23,974,639

	Total	176,825,490

Consumer Staples (1.1%)
705,925	Hain Celestial Group, Inc.[a]	20,563,595

	Total	20,563,595

Energy (5.6%)
176,710	Andeavor	24,442,527
965,613	Parsley Energy, Inc.[a]	28,997,359
1,106,650	Patterson-UTI Energy, Inc.	23,704,443
1,596,765	WPX Energy, Inc.[a]	27,288,714

	Total	104,433,043

Financials (19.7%)
1,127,100	Ally Financial, Inc.	29,417,310
1,145,200	Assured Guaranty, Ltd.	41,559,308
531,450	E*TRADE Financial Corporation[a]	32,248,386
336,200	First Republic Bank	31,222,894
1,986,876	Huntington Bancshares, Inc.	29,624,321
396,775	Interactive Brokers Group, Inc.	29,440,705
2,497,550	KeyCorp	49,751,196
36,210	Markel Corporation[a]	40,918,748
1,507,850	Zions Bancorporation	82,554,788

	Total	366,737,656

Health Care (5.8%)
245,525	Edwards Lifesciences Corporation[a]	31,270,064
192,777	Halozyme Therapeutics, Inc.[a]	3,649,268
1,005,375	Myriad Genetics, Inc.[a]	28,442,059
230,589	Universal Health Services, Inc.	26,333,264
95,600	Waters Corporation[a]	18,011,996

	Total	107,706,651

Industrials (19.0%)
450,275	AGCO Corporation	28,223,237
342,650	Brink’s Company	25,287,570
556,325	CSX Corporation	33,040,142
214,350	Huntington Ingalls Industries, Inc.	52,132,063
539,612	Oshkosh Corporation	38,938,402
263,800	SiteOne Landscape Supply, Inc.[a]	18,070,300
1,206,440	Southwest Airlines Company	63,736,225
439,150	United Continental Holdings, Inc.[a]	29,660,191
255,355	Verisk Analytics, Inc.[a]	27,182,540
289,500	WABCO Holdings, Inc.[a]	37,342,605

	Total	353,613,275

Information Technology (18.0%)
724,950	Akamai Technologies, Inc.[a]	51,942,667
246,750	Alliance Data Systems Corporation	50,102,588
503,603	PayPal Holdings, Inc.[a]	37,573,820
504,350	Red Hat, Inc.[a]	82,239,311
855,850	Teradata Corporation[a]	35,021,382
678,126	Teradyne, Inc.	22,073,001
1,859,775	Twitter, Inc.[a]	56,369,780
19,400	Zuora, Inc.[a]	373,644

	Total	335,696,193

Materials (4.8%)
1,024,000	Owens-Illinois, Inc.[a]	20,817,920
1,533,283	Steel Dynamics, Inc.	68,706,411

	Total	89,524,331

Real Estate (6.0%)
274,200	Camden Property Trust	23,416,680
203,650	Digital Realty Trust, Inc.	21,523,768
873,550	Duke Realty Corporation	23,673,205
946,550	General Growth Properties, Inc.	18,921,535
1,264,309	Host Hotels & Resorts, Inc.	24,729,884

	Total	112,265,072

Utilities (2.1%)
202,500	PG&E Corporation	9,335,250
594,000	Public Service Enterprise Group, Inc.	30,977,100

	Total	40,312,350

	Total Common Stock (cost $1,216,815,605)	1,707,677,656

Shares	Collateral Held for Securities Loaned (0.5%)	Value
9,986,525	Thrivent Cash Management Trust	9,986,525

	Total Collateral Held for Securities Loaned (cost $9,986,525)	9,986,525

Shares or Principal Amount	Short-Term Investments (8.7%)	Value
	Thrivent Core Short-Term Reserve Fund
16,171,993	2.120%	161,719,928

	Total Short-Term Investments (cost $161,719,928)	161,719,928

	Total Investments (cost $1,388,522,058) 100.8%	$1,879,384,109

	Other Assets and Liabilities, Net (0.8%)	(15,695,404)

	Total Net Assets 100.0%	$1,863,688,705

a	Non-income producing security.
b	All or a portion of the security is on loan.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Mid Cap Stock Fund as of April 30, 2018:

Securities Lending Transactions

Common Stock	$9,766,607

Total lending	$9,766,607
Gross amount payable upon return of collateral for securities loaned	$9,986,525

Net amounts due to counterparty	$219,918

The accompanying Notes to Financial Statements are an integral part of this schedule.

MID CAP STOCK FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$521,266,688
Gross unrealized depreciation	(31,334,667)

Net unrealized appreciation (depreciation)	$489,932,021
Cost for federal income tax purposes	$1,389,452,088

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 30, 2018, in valuing Mid Cap Stock Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	176,825,490	176,825,490	–	–
Consumer Staples	20,563,595	20,563,595	–	–
Energy	104,433,043	104,433,043	–	–
Financials	366,737,656	366,737,656	–	–
Health Care	107,706,651	107,706,651	–	–
Industrials	353,613,275	353,613,275	–	–
Information Technology	335,696,193	335,696,193	–	–
Materials	89,524,331	89,524,331	–	–
Real Estate	112,265,072	112,265,072	–	–
Utilities	40,312,350	40,312,350	–	–

Subtotal Investments in Securities	$1,707,677,656	$1,707,677,656	$–	$–

Other Investments*	Total

Short-Term Investments	161,719,928
Collateral Held for Securities Loaned	9,986,525

Subtotal Other Investments	$171,706,453

Total Investments at Value	$1,879,384,109

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

There were no significant transfers between Levels during the period ended April 30, 2018. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands) for the fiscal year to date, in Mid Cap Stock Fund, is as follows:

Fund	Value 10/31/2017	Gross Purchases	Gross Sales	Shares Held at 4/30/2018	Value 4/30/2018	% of Net Assets 4/30/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.120%	$85,301	$214,850	$138,431	16,172	$161,720	8.7%
Total Affiliated Short-Term Investments	85,301				161,720	8.7
Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	661	157,004	147,678	9,987	9,987	0.5
Total Collateral Held for Securities Loaned	661				9,987	0.5
Total Value	$85,962				$171,707

The accompanying Notes to Financial Statements are an integral part of this schedule.

MID CAP STOCK FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Fund	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 11/1/2017 - 4/30/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.120%	$–	$–	$1	$1,087
Total Income from Affiliated Investments				$1,087
Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	–	–	–	5
Total Affiliated Income from Securities Loaned, Net				$5
Total	$–	$–	$1

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION FUND

Summary Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Bank Loans (1.6%)	Value	% of Net Assets
Basic Materials (0.1%)
	Other Securities^	$3,038,191	0.1%

	Total	3,038,191

Capital Goods (0.1%)
	Other Securities^	1,967,328	0.1%

	Total	1,967,328

Communications Services (0.5%)
	Other Securities^	11,177,654	0.5%

	Total	11,177,654

Consumer Cyclical (0.2%)
	Other Securities^	5,586,989	0.2%

	Total	5,586,989

Consumer Non-Cyclical (0.3%)
	Other Securities^	6,028,971	0.3%

	Total	6,028,971

Energy (0.1%)
	Other Securities^	2,134,130	0.1%

	Total	2,134,130

Financials (0.1%)
	Other Securities^	3,101,350	0.1%

	Total	3,101,350

Technology (0.2%)
	Other Securities^	3,274,200	0.2%

	Total	3,274,200

Transportation (<0.1%)
	Other Securities^	834,091	<0.1%

	Total	834,091

Utilities (<0.1%)
	Other Securities^	721,081	<0.1%

	Total	721,081

	Total Bank Loans (cost $38,172,392)	37,863,985

Shares	Registered Investment Companies (44.1%)	Value	% of Net Assets
Affiliated Equity Holdings (31.9%)
2,203,086	Thrivent Core International Equity Fund	22,581,636	1.0%
6,327,806	Thrivent Core Low Volatility Equity Fund[a]	62,645,279	2.7%
12,490,426	Thrivent Large Cap Growth Fund, Class S	150,384,726	6.5%
1,828,360	Thrivent Large Cap Stock Fund, Class S	51,139,218	2.2%
8,148,795	Thrivent Large Cap Value Fund, Class S	184,244,266	7.9%
3,723,782	Thrivent Mid Cap Stock Fund, Class S	105,308,548	4.5%
12,134,999	Thrivent Partner Worldwide Allocation Fund, Class S	136,276,041	5.9%
1,034,330	Thrivent Small Cap Stock Fund, Class S	27,213,215	1.2%

	Total	739,792,929

Affiliated Fixed Income Holdings (10.5%)
3,706,000	Thrivent Core Emerging Markets Debt Fund	34,836,402	1.5%
7,667,647	Thrivent High Yield Fund, Class S	36,421,322	1.6%
12,260,828	Thrivent Income Fund, Class S	108,876,157	4.7%
5,117,648	Thrivent Limited Maturity Bond Fund, Class S	63,202,951	2.7%

	Total	243,336,832

Equity Funds/Exchange Traded Funds (0.5%)
32,690	SPDR S&P 500 ETF Trust	8,646,832	0.4%
	Other Securities^	1,897,610	0.1%

	Total	10,544,442

Fixed Income Funds/Exchange Traded Funds (1.2%)
98,050	iShares iBoxx $ Investment Grade Corporate Bond ETF	11,297,321	0.5%
122,000	PowerShares Senior Loan Portfolio	2,819,420	0.1%
140,900	Vanguard Short-Term Corporate Bond ETF	11,012,744	0.5%
	Other Securities^	2,074,800	0.1%

	Total	27,204,285

	Total Registered Investment Companies (cost $774,599,633)	1,020,878,488

Principal Amount	Long-Term Fixed Income (28.1%)	Value	% of Net Assets
Asset-Backed Securities (0.9%)
	Other Securities^	20,203,820	0.9%

	Total	20,203,820

Basic Materials (0.5%)
	Other Securities^	11,592,117	0.5%

	Total	11,592,117

Capital Goods (0.6%)
	Other Securities^	13,127,155	0.6%

	Total	13,127,155

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION FUND

Summary Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (28.1%)	Value	% of Net Assets
Collateralized Mortgage Obligations (1.0%)
	Federal Home Loan Mortgage Corporation
$1,800,320	3.000% - 4.000%, 7/15/2031 - 2/15/2033, Ser.-4104, Class KIb	$208,450	<0.1%
	Federal National Mortgage Association
1,415,606	3.500%, 1/25/2033, Ser. 2012-150, Class YIb	184,201	<0.1%
	Other Securities^	21,453,456	1.0%

	Total	21,846,107

Commercial Mortgage-Backed Securities (0.9%)
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
2,700,000	3.430%, 1/25/2027, Ser. K063, Class A2[c]	2,704,100	0.1%
1,820,377	2.776% - 3.002%, 3/25/2023 - 1/25/2024, Ser. K725, Class A2	1,805,637	0.1%
1,300,000	3.650%, 2/25/2028, Ser. K075, Class A2[c]	1,318,266	<0.1%
	Federal National Mortgage Association - ACES
1,600,000	2.961%, 2/25/2027, Ser. 2017-M7, Class A2[c]	1,538,974	0.1%
1,225,000	2.877%, 2/25/2027, Ser. 2017-M2, Class A2[c]	1,168,799	0.1%
800,000	2.568%, 12/25/2026, Ser. 2017-M3, Class A2[c]	744,782	<0.1%
	Federal National Mortgage Association Grantor Trust
1,574,379	2.898%, 6/25/2027, Ser. 2017-T1, Class Ad	1,486,117	0.1%
	Other Securities^	9,873,542	0.4%

	Total	20,640,217

Communications Services (1.2%)
	Other Securities^	27,637,423	1.2%

	Total	27,637,423

Consumer Cyclical (0.9%)
	Other Securities^	20,309,286	0.9%

	Total	20,309,286

Consumer Non-Cyclical (1.3%)
	Other Securities^	30,128,197	1.3%

	Total	30,128,197

Energy (1.2%)
	Other Securities^	27,606,693	1.2%

	Total	27,606,693

Financials (3.3%)
	Other Securities^	76,248,718	3.3%

	Total	76,248,718

Foreign Government (<0.1%)
	Other Securities^	535,741	<0.1%

	Total	535,741

Mortgage-Backed Securities (7.8%)
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
17,662,500	4.000%, 5/1/2048[e]	17,985,392	0.8%
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
981,679	3.000%, 3/15/2045, Ser. 4741, Class GA	964,785	<0.1%
	Federal National Mortgage Association Conventional 15- Yr. Pass Through
14,837,500	3.500%, 5/1/2030[e]	15,006,739	0.7%
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
24,850,000	3.000%, 5/1/2048[e]	23,949,188	1.0%
54,650,000	3.500%, 5/1/2048[e]	54,223,047	2.3%
45,850,000	4.000%, 5/1/2048[e]	46,673,869	2.0%
21,714,000	4.500%, 5/1/2048[e]	22,602,917	1.0%
613,503	1.992%, (LIBOR 12M + 1.540%), 7/1/2043[c]	628,228	<0.1%
447,003	2.021%, (LIBOR 12M + 1.530%), 8/1/2043[c]	457,668	<0.1%
384,129	1.776%, (LIBOR 12M + 1.550%), 7/1/2043[c]	395,622	<0.1%
	Other Securities^	196,950	<0.1%

	Total	183,084,405

Technology (0.8%)
	Other Securities^	18,321,523	0.8%

	Total	18,321,523

Transportation (0.1%)
	Other Securities^	3,851,325	0.1%

	Total	3,851,325

U.S. Government and Agencies (6.8%)
	U.S. Treasury Bonds
3,005,000	2.250%, 11/15/2027	2,830,452	0.1%
14,321,000	2.500%, 5/15/2046	12,670,728	0.5%
3,000,000	2.750%, 8/15/2047	2,788,945	0.1%
5,290,000	3.000%, 2/15/2048	5,171,802	0.2%
3,302,000	2.750% - 5.250%, 11/15/2028 - 11/15/2047	3,583,525	0.1%
	U.S. Treasury Bonds, TIPS
7,441,995	0.125%, 1/15/2023	7,267,609	0.3%

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION FUND

Summary Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (28.1%)	Value	% of Net Assets
U.S. Government and Agencies (6.8%) - continued
$7,008,148	0.375%, 1/15/2027	$6,780,608	0.3%
6,004,548	0.375%, 7/15/2027	5,814,230	0.3%
	U.S. Treasury Notes
16,110,000	1.500%, 10/31/2019	15,891,634	0.7%
10,845,000	1.750%, 11/30/2019	10,728,925	0.5%
21,500,000	1.375%, 9/30/2020	20,899,512	0.9%
5,053,000	1.125%, 8/31/2021	4,801,732	0.2%
11,250,000	1.875%, 7/31/2022	10,854,053	0.5%
35,070,000	2.000%, 11/30/2022	33,912,416	1.5%
5,000,000	2.125%, 7/31/2024	4,783,984	0.2%
4,000,000	2.125%, 11/30/2024	3,815,469	0.2%
5,404,000	1.375% - 2.500%, 3/31/2020 - 11/15/2024	5,252,348	0.2%

	Total	157,847,972

Utilities (0.8%)
	Other Securities^	19,088,773	0.8%

	Total	19,088,773

	Total Long-Term Fixed Income (cost $661,095,395)	652,069,472

Shares	Common Stock (18.9%)	Value	% of Net Assets
Consumer Discretionary (2.0%)
2,561	Amazon.com, Inc.[a]	4,010,859	0.2%
82,799	Comcast Corporation	2,599,061	0.1%
30,977	Lowe’s Companies, Inc.	2,553,434	0.1%
	Other Securities^	37,848,526	1.6%

	Total	47,011,880

Consumer Staples (0.6%)
	Other Securities^	13,597,153	0.6%

	Total	13,597,153

Energy (0.9%)
	Other Securities^	21,127,783	0.9%

	Total	21,127,783

Financials (4.2%)
26,500	American Financial Group, Inc.	3,000,330	0.1%
105,587	Bank of America Corporation	3,159,163	0.2%
90,468	Brown & Brown, Inc.	2,463,444	0.1%
64,727	Citigroup, Inc.	4,418,912	0.2%
61,923	E*TRADE Financial Corporation[a]	3,757,488	0.2%
133,976	KeyCorp	2,668,802	0.1%
	Other Securities^	76,759,341	3.3%

	Total	96,227,480

Health Care (2.0%)
23,770	Johnson & Johnson	3,006,667	0.1%
29,340	Medtronic plc	2,351,014	0.1%
75,488	Pfizer, Inc.	2,763,616	0.1%
14,471	UnitedHealth Group, Inc.	$3,420,944	0.2%
	Other Securities^	34,395,458	1.5%

	Total	45,937,699

Industrials (3.1%)
19,372	Honeywell International, Inc.	2,802,741	0.1%
44,733	KAR Auction Services, Inc.	2,325,669	0.1%
	Other Securities^	66,104,466	2.9%

	Total	71,232,876

Information Technology (4.0%)
17,642	Apple, Inc.	2,915,517	0.1%
115,289	Cisco Systems, Inc.	5,106,150	0.2%
62,757	Keysight Technologies, Inc.[a]	3,243,282	0.1%
18,320	MasterCard, Inc.	3,265,906	0.1%
41,346	Microsoft Corporation	3,866,678	0.2%
68,728	Oracle Corporation	3,138,808	0.1%
	Other Securities^	72,123,054	3.2%

	Total	93,659,395

Materials (0.9%)
	Other Securities^	21,437,259	0.9%

	Total	21,437,259

Real Estate (0.8%)
	Other Securities^	19,201,132	0.8%

	Total	19,201,132

Telecommunications Services (0.1%)
	Other Securities^	2,607,467	0.1%

	Total	2,607,467

Utilities (0.3%)
	Other Securities^	6,993,748	0.3%

	Total	6,993,748

	Total Common Stock (cost $361,273,393)	439,033,872

Shares	Preferred Stock (<0.1%)	Value	% of Net Assets
Consumer Staples (<0.1%)
	Other Securities^	35,457	<0.1%

	Total	35,457

	Total Preferred Stock (cost $36,751)	35,457

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION FUND

Summary Schedule of Investments as of April 30, 2018

(unaudited)

Shares	Collateral Held for Securities Loaned (0.3%)	Value	% of Net Assets
8,010,132	Thrivent Cash Management Trust	$8,010,132	0.3%

	Total Collateral Held for Securities Loaned (cost $8,010,132)	8,010,132

Shares or Principal Amount	Short-Term Investments (15.1%)	Value	% of Net Assets
	Federal Home Loan Bank Discount Notes
4,510,000	1.508%, 5/4/2018[f,g]	4,509,359	0.2%
3,300,000	1.720%, 7/11/2018[f,g]	3,288,024	0.2%
4,900,000	1.800%, 7/18/2018[f,g]	4,880,464	0.2%
	U.S. Treasury Bills
1,170,000	1.742% - 1.783%, 7/5/2018 - 7/19/2018[f,h]	1,165,830	<0.1%
	Thrivent Core Short-Term Reserve Fund
33,189,552	2.120%	331,895,519	14.3%
	Other Securities^	3,497,134	0.2%

	Total Short-Term Investments (cost $349,237,747)	349,236,330

	Total Investments (cost $2,192,425,443) 108.1%	$2,507,127,736

	Other Assets and Liabilities, Net (8.1%)	(188,664,886)

	Total Net Assets 100.0%	$2,318,462,850

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a	Non-income producing security.
b

Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.

c

Denotes variable rate securities. The rate shown is as of April 30, 2018. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

d	All or a portion of the security is insured or guaranteed.
e	Denotes investments purchased on a when-issued or delayed delivery basis.
f	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
g	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
h	At April 30, 2018, $891,819 of investments were segregated to cover exposure to a counterparty for margin on open mortgage-backed security transactions.

Moderate Allocation Fund held restricted securities as of April 30, 2018. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. As of April 30, 2018, the value of these investments was $17,927,993 or 0.8% of total net assets.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Moderate Allocation Fund as of April 30, 2018:

Securities Lending Transactions

Taxable Debt Security	$1,128,300
Common Stock	6,588,565
Total lending	$7,716,865
Gross amount payable upon return of collateral for securities loaned	$8,010,132

Net amounts due to counterparty	$293,267

Definitions:

ACES	-	Alternative Credit Enhancement Securities
ETF	-	Exchange Traded Fund
Ser.	-	Series
SPDR	-	S&P Depository Receipts, which are a family of exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.
TIPS	-	Treasury Inflation Protected Security

Reference Rate Index:

LIBOR 12M	- ICE Libor USD Rate 12 Month

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$346,184,094
Gross unrealized depreciation	(30,406,016)

Net unrealized appreciation (depreciation)	$315,778,078
Cost for federal income tax purposes	$2,301,858,940

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION FUND

Summary Schedule of Investments as of April 30, 2018

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 30, 2018, in valuing Moderate Allocation Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Bank Loans
Basic Materials	3,038,191	–	2,491,199	546,992
Capital Goods	1,967,328	–	1,967,328	–
Communications Services	11,177,654	–	11,076,553	101,101
Consumer Cyclical	5,586,989	–	5,479,889	107,100
Consumer Non-Cyclical	6,028,971	–	6,028,971	–
Energy	2,134,130	–	2,134,130	–
Financials	3,101,350	–	2,994,644	106,706
Technology	3,274,200	–	3,274,200	–
Transportation	834,091	–	713,186	120,905
Utilities	721,081	–	229,776	491,305

Registered Investment Companies
Affiliated Equity Holdings	654,566,014	654,566,014	–	–
Affiliated Fixed Income Holdings	208,500,430	208,500,430	–	–
Fixed Income Funds/Exchange Traded
Funds	27,204,285	27,204,285	–	–

Equity Funds/Exchange Traded Funds	10,544,442	10,544,442	–	–
Long-Term Fixed Income
Asset-Backed Securities	20,203,820	–	20,203,820	–
Basic Materials	11,592,117	–	11,592,117	–
Capital Goods	13,127,155	–	13,127,155	–
Collateralized Mortgage Obligations	21,846,107	–	21,846,107	–
Commercial Mortgage-Backed Securities	20,640,217	–	20,640,217	–
Communications Services	27,637,423	–	27,637,423	–
Consumer Cyclical	20,309,286	–	20,309,286	–
Consumer Non-Cyclical	30,128,197	–	30,128,197	–
Energy	27,606,693	–	27,606,693	–
Financials	76,248,718	–	76,248,718	–
Foreign Government	535,741	–	535,741	–
Mortgage-Backed Securities	183,084,405	–	183,084,405	–
Technology	18,321,523	–	18,321,523	–
Transportation	3,851,325	–	3,851,325	–
U.S. Government and Agencies	157,847,972	–	157,847,972	–

Utilities	19,088,773	–	19,088,773	–
Common Stock
Consumer Discretionary	47,011,880	44,646,730	2,365,150	–
Consumer Staples	13,597,153	12,097,727	1,499,426	–
Energy	21,127,783	20,003,233	1,124,550	–
Financials	96,227,480	93,528,854	2,698,626	–
Health Care	45,937,699	44,712,203	1,225,496	–
Industrials	71,232,876	67,998,872	3,234,004	–
Information Technology	93,659,395	92,752,353	907,042	–
Materials	21,437,259	18,796,599	2,640,658	2
Real Estate	19,201,132	18,894,173	306,959	–
Telecommunications Services	2,607,467	1,583,220	1,024,247	–

Utilities	6,993,748	6,532,503	461,245	–
Preferred Stock
Consumer Staples	35,457	–	35,457	–
Short-Term Investments	17,340,811	–	17,340,811	–

Subtotal Investments in Securities	$2,047,158,768	$1,322,361,638	$723,323,019	$1,474,111

Other Investments*	Total
Short-Term Investments	331,895,519
Affiliated Registered Investment Companies	120,063,317
Collateral Held for Securities Loaned	8,010,132

Subtotal Other Investments	$459,968,968

Total Investments at Value	$2,507,127,736

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION FUND

Summary Schedule of Investments as of April 30, 2018

(unaudited)

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	10,804,874	10,804,874	–	–

Total Asset Derivatives	$10,804,874	$10,804,874	$–	$–

Liability Derivatives
Futures Contracts	2,656,851	2,656,851	–	–

Total Liability Derivatives	$2,656,851	$2,656,851	$–	$–

There were no significant transfers between Levels during the period ended April 30, 2018. Transfers between Levels are identified as of the end of the period.

The following table presents Moderate Allocation Fund’s futures contracts held as of April 30, 2018. Investments and/or cash totaling $16,174,981 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized
5-Yr. U.S. Treasury Bond Futures	6	June 2018	$683,972	($2,925)
10-Yr. U.S. Treasury Bond Futures	181	June 2018	21,760,985	(108,860)
20-Yr. U.S. Treasury Bond Futures	354	June 2018	50,581,665	339,022
CME E-mini Russell 2000 Index	45	June 2018	3,528,520	(54,970)
CME E-mini S&P 500 Index	1,094	June 2018	146,528,900	(1,738,000)
ICE mini MSCI EAFE Index	1,274	June 2018	129,181,602	(93,552)
ICE US mini MSCI Emerging Markets Index	139	June 2018	8,526,742	(518,952)

Total Futures Long Contracts			$360,792,386	($2,178,237)

2-Yr. U.S. Treasury Bond Futures	(286)	June 2018	($60,765,190)	$119,783
CME E-mini NASDAQ 100 Index	(630)	June 2018	(90,021,939)	6,698,139
CME E-mini S&P Mid-Cap 400 Index	(521)	June 2018	(101,184,340)	3,647,930
CME Ultra Long Term U.S. Treasury Bond	(42)	June 2018	(6,459,658)	(139,592)

Total Futures Short Contracts			($258,431,127)	$10,326,260

Total Futures Contracts			$102,361,259	$8,148,023

Reference Description:
CME	-	Chicago Mercantile Exchange
EAFE	-	Europe, Australasia and Far East
ICE	-	Intercontinental Exchange
MSCI	-	Morgan Stanley Capital International
NASDAQ	-	National Association of Securities Dealers Automated Quotations
S&P	-	Standard & Poor’s

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION FUND

Summary Schedule of Investments as of April 30, 2018

(unaudited)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of April 30, 2018, for Moderate Allocation Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$10,346,069
Total Equity Contracts		10,346,069

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	458,805
Total Interest Rate Contracts		458,805

Total Asset Derivatives		$10,804,874

Liability Derivatives

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	2,405,474
Total Equity Contracts		2,405,474

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	251,377
Total Interest Rate Contracts		251,377

Total Liability Derivatives		$2,656,851

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended April 30, 2018, for Moderate Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Options Written	Net realized gains/(losses) on Written option contracts	38,828
Futures	Net realized gains/(losses) on Futures contracts	(2,704,602)
Total Interest Rate Contracts		(2,665,774)

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(11,358,583)
Total Equity Contracts		(11,358,583)

Total		($14,024,357)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended April 30, 2018, for Moderate Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	12,378,006
Total Equity Contracts		12,378,006
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	1,028,809
Total Interest Rate Contracts		1,028,809

Total		$13,406,815

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION FUND

Summary Schedule of Investments as of April 30, 2018

(unaudited)

The following table presents Moderate Allocation Fund’s average volume of derivative activity during the period ended April 30, 2018.

Derivative Risk Category	Average Notional Value
Equity Contracts
Futures - Long	$291,241,133
Futures - Short	227,053,780
Interest Rate Contracts
Futures - Long	65,894,320
Futures - Short	75,696,291
Written Options	2,658,311

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands) for the fiscal year to date, in Moderate Allocation Fund, is as follows:

Fund	Value 10/31/2017	Gross Purchases	Gross Sales	Shares Held at 4/30/2018	Value 4/30/2018	% of Net Assets 4/30/2018
Affiliated Equity Holdings
Core International Equity	$–	$22,029	$–	2,203	$22,582	1.0%
Core Low Volatility Equity*	–	63,000	–	6,328	62,645	2.7
Large Cap Growth, Class S	136,988	3,288	–	12,490	150,385	6.5
Large Cap Stock, Class S	48,873	4,725	–	1,828	51,139	2.2
Large Cap Value, Class S	176,300	9,804	–	8,149	184,244	7.9
Mid Cap Stock, Class S	100,128	7,699	–	3,724	105,309	4.5
Partner Worldwide Allocation, Class S	133,267	4,982	–	12,135	136,276	5.9
Small Cap Stock, Class S	29,796	1,926	3,814	1,034	27,213	1.2

Total Affiliated Equity Holdings	625,352				739,793	31.9

Affiliated Fixed Income Holdings
Core Emerging Markets Debt	34,027	2,476	–	3,706	34,836	1.5
High Yield, Class S	36,537	1,016	–	7,668	36,421	1.6
Income, Class S	111,222	2,272	–	12,261	108,876	4.7
Limited Maturity Bond, Class S	63,167	697	–	5,118	63,203	2.7

Total Affiliated Fixed Income Holdings	244,953				243,336	10.5

Affiliated Short-Term Investments
Core Short-Term Reserve, 2.120%	320,859	209,998	198,961	33,190	331,896	14.3

Total Affiliated Short-Term Investments	320,859				331,896	14.3

Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	5,342	54,591	51,923	8,010	8,010	0.3

Total Collateral Held for Securities Loaned	5,342				8,010	0.3

Total Value	$1,196,506				$1,323,035

*	Non-income producing security.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION FUND

Summary Schedule of Investments as of April 30, 2018

(unaudited)

Fund	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 11/1/2017 - 4/30/2018
Core International Equity	$–	$553	$–	$29
Core Low Volatility Equity Fund*	–	(355)	–	–
Large Cap Growth, Class S	–	10,108	3,288	–
Large Cap Stock, Class S	–	(2,459)	4,061	663
Large Cap Value, Class S	–	(1,860)	7,176	2,628
Mid Cap Stock, Class S	–	(2,518)	7,699	–
Partner Worldwide Allocation, Class S	–	(1,973)	1,742	3,240
Small Cap Stock, Class S	237	(933)	1,926	–
Affiliated Fixed Income Holdings
Core Emerging Markets Debt	–	(1,666)	–	668
High Yield, Class S	–	(1,132)	–	1,017
Income, Class S	–	(4,618)	373	1,906
Limited Maturity Bond, Class S	–	(661)	–	698
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.120%	–	–	4	2,713
Total Income from Affiliated Investments				$13,562
Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	–	–	–	58
Total Affiliated Income from Securities Loaned, Net				$58
Total	$237	$(7,514)	$26,269

*	Non-income producing security.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Bank Loans (0.8%)	Value	% of Net Assets
Basic Materials (0.1%)
	Other Securities^	$1,640,369	0.1%

	Total	1,640,369

Capital Goods (<0.1%)
	Other Securities^	919,001	<0.1%

	Total	919,001

Communications Services (0.3%)
	Other Securities^	6,705,817	0.3%

	Total	6,705,817

Consumer Cyclical (0.1%)
	Other Securities^	3,209,510	0.1%

	Total	3,209,510

Consumer Non-Cyclical (0.1%)
	Other Securities^	3,609,945	0.1%

	Total	3,609,945

Energy (<0.1%)
	Other Securities^	1,232,182	<0.1%

	Total	1,232,182

Financials (0.1%)
	Other Securities^	1,791,973	0.1%

	Total	1,791,973

Technology (0.1%)
	Other Securities^	1,458,002	0.1%

	Total	1,458,002

Transportation (<0.1%)
	Other Securities^	514,020	<0.1%

	Total	514,020

Utilities (<0.1%)
	Other Securities^	417,618	<0.1%
	Total	417,618

	Total Bank Loans (cost $21,664,037)	21,498,437

Shares	Registered Investment Companies (51.1%)	Value	% of Net Assets
Affiliated Equity Holdings (44.5%)
8,612,063	Thrivent Core International Equity Fund	88,273,651	3.4%
7,733,985	Thrivent Core Low Volatility Equity Fund[a]	76,566,453	3.0%
15,867,571	Thrivent Large Cap Growth Fund, Class S	191,045,553	7.3%
4,674,604	Thrivent Large Cap Stock Fund, Class S	130,748,674	5.0%
9,571,559	Thrivent Large Cap Value Fund, Class S	216,412,957	8.3%
5,715,256	Thrivent Mid Cap Stock Fund, Class S	161,627,438	6.2%
22,634,732	Thrivent Partner Worldwide Allocation Fund, Class S	254,188,035	9.7%
1,593,213	Thrivent Small Cap Stock Fund, Class S	41,917,437	1.6%

	Total	1,160,780,198

Affiliated Fixed Income Holdings (5.2%)
2,131,537	Thrivent Core Emerging Markets Debt Fund	20,036,448	0.8%
4,382,789	Thrivent High Yield Fund, Class S	20,818,250	0.8%
6,783,301	Thrivent Income Fund, Class S	60,235,714	2.3%
2,851,199	Thrivent Limited Maturity Bond Fund, Class S	35,212,307	1.3%

	Total	136,302,719

Equity Funds/Exchange Traded Funds (0.6%)
45,750	SPDR S&P 500 ETF Trust	12,101,333	0.5%
	Other Securities^	3,914,409	0.1%

	Total	16,015,742

Fixed Income Funds/Exchange Traded Funds (0.8%)
100,445	iShares iBoxx $ Investment
	Grade Corporate Bond ETF	11,573,273	0.4%
68,600	Vanguard Short-Term Corporate
	Bond ETF	5,361,776	0.2%
	Other Securities^	3,138,444	0.2%

	Total	20,073,493

	Total Registered Investment Companies (cost $1,023,715,540)	1,333,172,152

Shares	Common Stock (24.8%)	Value	% of Net Assets
Consumer Discretionary (2.9%)
5,627	Amazon.com, Inc.[a]	8,812,613	0.3%
	Other Securities^	66,688,467	2.6%

	Total	75,501,080

Consumer Staples (0.7%)
31,808	MGP Ingredients, Inc.	3,046,888	0.1%
	Other Securities^	15,577,832	0.6%

	Total	18,624,720

Energy (1.1%)
	Other Securities^	29,289,811	1.1%

	Total	29,289,811

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of April 30, 2018

(unaudited)

Shares	Common Stock (24.8%)	Value	% of Net Assets
Financials (5.2%)
31,875	American Financial Group, Inc.	$3,608,887	0.1%
118,137	Bank of America Corporation	3,534,659	0.1%
78,521	Citigroup, Inc.	5,360,629	0.2%
82,227	E*TRADE Financial Corporation[a]	4,989,534	0.2%
183,954	KeyCorp	3,664,364	0.2%
70,592	Synovus Financial Corporation	3,689,844	0.2%
54,170	Zions Bancorporation	2,965,808	0.1%
	Other Securities^	106,870,340	4.1%

	Total	134,684,065

Health Care (2.6%)
26,377	Johnson & Johnson	3,336,427	0.1%
83,849	Pfizer, Inc.	3,069,712	0.1%
11,254	Teleflex, Inc.	3,014,721	0.1%
19,469	UnitedHealth Group, Inc.	4,602,472	0.2%
39,837	Zoetis, Inc.	3,325,593	0.1%
	Other Securities^	51,922,755	2.0%

	Total	69,271,680

Industrials (4.1%)
24,427	Honeywell International, Inc.	3,534,098	0.1%
54,909	Kirby Corporation[a]	4,683,738	0.2%
73,704	Southwest Airlines Company	3,893,782	0.2%
45,061	Waste Connections, Inc.	3,257,910	0.1%
	Other Securities^	91,269,028	3.5%

	Total	106,638,556

Information Technology (5.8%)
41,655	Akamai Technologies, Inc.[a]	2,984,581	0.1%
4,010	Alphabet, Inc., Class Aa	4,084,506	0.2%
26,844	Apple, Inc.	4,436,239	0.2%
75,238	Booz Allen Hamilton Holding Corporation	2,981,682	0.1%
131,408	Cisco Systems, Inc.	5,820,060	0.2%
56,785	Dolby Laboratories, Inc.	3,396,879	0.1%
73,605	Keysight Technologies, Inc.[a]	3,803,906	0.2%
31,130	MasterCard, Inc.	5,549,545	0.2%
59,565	Microsoft Corporation	5,570,519	0.2%
71,366	Oracle Corporation	3,259,285	0.1%
27,806	Proofpoint, Inc.[a]	3,279,440	0.1%
29,122	Visa, Inc.	3,694,999	0.1%
	Other Securities^	101,766,810	4.0%

	Total	150,628,451

Materials (1.0%)
	Other Securities^	26,822,034	1.0%

	Total	26,822,034

Real Estate (0.9%)
	Other Securities^	24,405,802	0.9%

	Total	24,405,802

Telecommunications Services (0.1%)
	Other Securities^	2,554,940	0.1%

	Total	2,554,940

Utilities (0.4%)
	Other Securities^	$9,255,617	0.4%

	Total	9,255,617

	Total Common Stock (cost $523,199,768)	647,676,756

Principal Amount	Long-Term Fixed Income (14.6%)	Value	% of Net Assets

Asset-Backed Securities (0.5%)
	Other Securities^	14,477,599	0.5%

	Total	14,477,599

Basic Materials (0.3%)
	Other Securities^	6,987,652	0.3%

	Total	6,987,652

Capital Goods (0.3%)
	Other Securities^	7,951,815	0.3%

	Total	7,951,815

Collateralized Mortgage Obligations (0.5%)
	Federal National Mortgage Association
$637,023	3.500%, 1/25/2033, Ser.
	2012-150, Class YIb	82,890	<0.1%
	Other Securities^	13,202,284	0.5%

	Total	13,285,174

Commercial Mortgage-Backed Securities (0.5%)
	Federal National Mortgage Association - ACES
950,000	2.961%, 2/25/2027, Ser.
	2017-M7, Class A2[c]	913,766	0.1%
700,000	2.877%, 2/25/2027, Ser.
	2017-M2, Class A2[c]	667,885	<0.1%
475,000	2.568%, 12/25/2026,
	Ser. 2017-M3, Class A2[c]	442,215	<0.1%
	Federal National Mortgage Association Grantor Trust
924,636	2.898%, 6/25/2027, Ser.
	2017-T1, Class Ad	872,799	0.1%
	Other Securities^	9,728,155	0.3%

	Total	12,624,820

Communications Services (0.6%)
	Other Securities^	16,175,293	0.6%

	Total	16,175,293

Consumer Cyclical (0.5%)
	Other Securities^	12,490,399	0.5%

	Total	12,490,399

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (14.6%)	Value	% of Net Assets

Consumer Non-Cyclical (0.7%)
	Other Securities^	$17,501,673	0.7%

	Total	17,501,673

Energy (0.6%)
	Other Securities^	16,042,628	0.6%

	Total	16,042,628

Financials (1.7%)
	Other Securities^	43,828,797	1.7%

	Total	43,828,797

Foreign Government (<0.1%)
	Other Securities^	353,883	<0.1%

	Total	353,883

Mortgage-Backed Securities (4.1%)
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
8,775,000	4.000%, 5/1/2048[e]	8,935,418	0.3%
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
9,050,000	3.500%, 5/1/2030[e]	9,153,226	0.3%
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
15,200,000	3.000%, 5/1/2048[e]	14,649,000	0.6%
33,650,000	3.500%, 5/1/2048[e]	33,387,109	1.3%
24,900,000	4.000%, 5/1/2048[e]	25,347,423	1.0%
13,125,000	4.500%, 5/1/2048[e]	13,662,305	0.5%
268,890	1.776%, (LIBOR 12M + 1.550%), 7/1/2043[c]	276,935	<0.1%
128,836	1.992%, (LIBOR 12M + 1.540%), 7/1/2043[c]	131,928	<0.1%
95,786	2.021%, (LIBOR 12M + 1.530%), 8/1/2043[c]	98,072	<0.1%
	Other Securities^	694,724	0.1%

	Total	106,336,140

Technology (0.4%)
	Other Securities^	10,732,752	0.4%

	Total	10,732,752

Transportation (0.1%)
	Other Securities^	2,146,836	0.1%

	Total	2,146,836

U.S. Government and Agencies (3.4%)
	U.S. Treasury Bonds
5,135,000	2.250%, 11/15/2027	4,836,729	0.2%
6,780,000	3.000%, 5/15/2042	6,683,067	0.3%
11,118,000	2.500%, 5/15/2046	9,836,824	0.4%
5,751,000	2.750% - 5.250%,
	11/15/2028 - 2/15/2048	5,964,714	0.1%
	U.S. Treasury Bonds, TIPS
15,207,555	0.125%, 1/15/2023	14,851,202	0.6%
12,110,868	0.375%, 7/15/2027	11,727,007	0.4%
	U.S. Treasury Notes
8,134,000	1.125%, 8/31/2021	7,729,524	0.3%
9,000,000	1.875%, 7/31/2022	8,683,242	0.3%
7,610,000	2.000%, 11/30/2022	7,358,811	0.3%
4,800,000	2.125%, 11/30/2024	4,578,562	0.2%
8,488,000	1.375% - 2.500%,
	10/31/2019 - 7/31/2024	8,222,410	0.3%

	Total	90,472,092

Utilities (0.4%)
	Other Securities^	10,769,097	0.4%

	Total	10,769,097

	Total Long-Term Fixed Income (cost $386,970,039)	382,176,650

Shares	Preferred Stock (<0.1%)	Value	% of Net Assets
Consumer Staples (<0.1%)
	Other Securities^	32,025	<0.1%

	Total	32,025

	Total Preferred Stock (cost $33,184)	32,025

Shares	Collateral Held for Securities Loaned (0.5%)	Value	% of Net Assets
13,189,048	Thrivent Cash Management Trust	13,189,048	0.5%

	Total Collateral Held for Securities Loaned (cost $13,189,048)	13,189,048

Shares or Principal Amount	Short-Term Investments (12.7%)	Value	% of Net Assets
	Federal Home Loan Bank Discount Notes
3,500,000	1.604%, 5/2/2018[f,g]	3,499,835	0.1%
8,000,000	1.670%, 6/6/2018[f,g]	7,986,160	0.3%
	U.S. Treasury Bills
305,000	1.750%, 7/12/2018[f,h]	303,939	<0.1%
	Thrivent Core Short-Term Reserve Fund
31,341,139	2.120%	313,411,390	12.0%
	Other Securities^	7,285,091	0.3%

	Total Short-Term Investments (cost $332,487,440)	332,486,415

	Total Investments (cost $2,301,259,056) 104.5%	$2,730,231,483

	Other Assets and Liabilities, Net (4.5%)	(118,451,527)

	Total Net Assets 100.0%	$2,611,779,956

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of April 30, 2018

(unaudited)

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a	Non-income producing security.
b

Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.

c

Denotes variable rate securities. The rate shown is as of April 30, 2018. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

d	All or a portion of the security is insured or guaranteed. e Denotes investments purchased on a when-issued or delayed delivery basis.
f	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
g	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
h	At April 30, 2018, $303,939 of investments were segregated to cover exposure to a counterparty for margin on open mortgage-backed security transactions.

Moderately Aggressive Allocation Fund held restricted securities as of April 30, 2018. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. As of April 30, 2018, the value of these investments was $11,157,885 or 0.4% of total net assets.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Moderately Aggressive Allocation Fund as of April 30, 2018:

Securities Lending Transactions

Taxable Debt Security	$630,141
Common Stock	12,091,450

Total lending	$12,721,591
Gross amount payable upon return of collateral for securities loaned	$13,189,048

Net amounts due to counterparty	$467,457

Definitions:

ACES	- Alternative Credit Enhancement Securities
ETF	- Exchange Traded Fund
Ser.	- Series
SPDR	- S&P Depository Receipts, which are a family of exchange- traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.
TIPS	- Treasury Inflation Protected Security

Reference Rate Index:

LIBOR 12M	- ICE Libor USD Rate 12 Month

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$464,329,700
Gross unrealized depreciation	(39,600,386)

Net unrealized appreciation (depreciation)	$424,729,314

Cost for federal income tax purposes	$2,460,920,048

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of April 30, 2018

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 30, 2018, in valuing Moderately Aggressive Allocation Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Bank Loans
Basic Materials	1,640,369	–	1,319,181	321,188
Capital Goods	919,001	–	919,001	–
Communications Services	6,705,817	–	6,646,342	59,475
Consumer Cyclical	3,209,510	–	3,143,210	66,300
Consumer Non-Cyclical	3,609,945	–	3,609,945	–
Energy	1,232,182	–	1,232,182	–
Financials	1,791,973	–	1,730,998	60,975
Technology	1,458,002	–	1,458,002	–
Transportation	514,020	–	428,909	85,111
Utilities	417,618	–	136,872	280,746

Registered Investment Companies
Affiliated Equity Holdings	995,940,094	995,940,094	–	–
Affiliated Fixed Income Holdings	116,266,271	116,266,271	–	–
Equity Funds/Exchange Traded Funds	16,015,742	16,015,742	–	–
Fixed Income Funds/Exchange Traded Funds	20,073,493	20,073,493	–	–

Common Stock
Consumer Discretionary	75,501,080	73,365,750	2,135,330	–
Consumer Staples	18,624,720	17,270,061	1,354,659	–
Energy	29,289,811	28,276,899	1,012,912	–
Financials	134,684,065	132,247,869	2,436,196	–
Health Care	69,271,680	68,167,528	1,104,152	–
Industrials	106,638,556	103,731,508	2,907,048	–
Information Technology	150,628,451	149,813,897	814,554	–
Materials	26,822,034	24,452,630	2,369,402	2
Real Estate	24,405,802	24,122,019	283,783	–
Telecommunications Services	2,554,940	1,635,359	919,581	–
Utilities	9,255,617	8,840,834	414,783	–

Long-Term Fixed Income
Asset-Backed Securities	14,477,599	–	14,477,599	–
Basic Materials	6,987,652	–	6,987,652	–
Capital Goods	7,951,815	–	7,951,815	–
Collateralized Mortgage Obligations	13,285,174	–	13,285,174	–
Commercial Mortgage-Backed Securities	12,624,820	–	12,624,820	–
Communications Services	16,175,293	–	16,175,293	–
Consumer Cyclical	12,490,399	–	12,490,399	–
Consumer Non-Cyclical	17,501,673	–	17,501,673	–
Energy	16,042,628	–	16,042,628	–
Financials	43,828,797	–	43,828,797	–
Foreign Government	353,883	–	353,883	–
Mortgage-Backed Securities	106,336,140	–	106,336,140	–
Technology	10,732,752	–	10,732,752	–
Transportation	2,146,836	–	2,146,836	–
U.S. Government and Agencies	90,472,092	–	90,472,092	–
Utilities	10,769,097	–	10,769,097	–

Preferred Stock
Consumer Staples	32,025	–	32,025	–
Short-Term Investments	19,075,025	–	19,075,025	–

Subtotal Investments in Securities	$2,218,754,493	$1,780,219,954	$437,660,742	$873,797

Other Investments *	Total
Short-Term Investments	313,411,390
Affiliated Registered Investment Companies	184,876,552
Collateral Held for Securities Loaned	13,189,048

Subtotal Other Investments	$511,476,990

Total Investments at Value	$2,730,231,483

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of April 30, 2018

(unaudited)

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	17,382,392	17,382,392	–	–

Total Asset Derivatives	$17,382,392	$17,382,392	$–	$–

Liability Derivatives
Futures Contracts	11,247,676	11,247,676	–	–

Total Liability Derivatives	$11,247,676	$11,247,676	$–	$–

There were no significant transfers between Levels during the period ended April 30, 2018. Transfers between Levels are identified as of the end of the period.

The following table presents Moderately Aggressive Allocation Fund’s futures contracts held as of April 30, 2018. Investments and/or cash totaling $18,771,086 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized
20-Yr. U.S. Treasury Bond Futures	103	June 2018	$14,717,264	$98,642
CME E-mini Russell 2000 Index	16	June 2018	1,251,415	(16,375)
CME E-mini S&P 500 Index	2,682	June 2018	365,394,235	(10,431,535)
ICE mini MSCI EAFE Index	1,143	June 2018	115,932,293	(117,818)
ICE US mini MSCI Emerging Markets Index	300	June 2018	17,908,448	(625,447)

Total Futures Long Contracts			$515,203,655	($11,092,533)

2-Yr. U.S. Treasury Bond Futures	(48)	June 2018	($10,198,354)	$20,103
5-Yr. U.S. Treasury Bond Futures	(8)	June 2018	(911,225)	3,163
10-Yr. U.S. Treasury Bond Futures	(13)	June 2018	(1,561,279)	6,154
CME E-mini NASDAQ 100 Index	(999)	June 2018	(142,748,667)	10,620,927
CME E-mini Russell 2000 Index	(553)	June 2018	(43,511,144)	825,074
CME E-mini S&P Mid-Cap 400 Index	(847)	June 2018	(164,375,199)	5,808,329
CME Ultra Long Term U.S. Treasury Bond	(17)	June 2018	(2,614,624)	(56,501)

Total Futures Short Contracts			($365,920,492)	$17,227,249

Total Futures Contracts			$149,283,163	$6,134,716

Reference Description:

CME	- Chicago Mercantile Exchange
EAFE	- Europe, Australasia and Far East
ICE	- Intercontinental Exchange
MSCI	- Morgan Stanley Capital International
NASDAQ	- National Association of Securities Dealers Automated Quotations
S&P	- Standard & Poor’s

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of April 30, 2018

(unaudited)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of April 30, 2018, for Moderately Aggressive Allocation Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$17,254,330
Total Equity Contracts		17,254,330

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	128,062
Total Interest Rate Contracts		128,062

Total Asset Derivatives		$17,382,392

Liability Derivatives

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	11,191,175
Total Equity Contracts		11,191,175

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	56,501
Total Interest Rate Contracts		56,501

Total Liability Derivatives		$11,247,676

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended April 30, 2018, for Moderately Aggressive Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Options Written	Net realized gains/(losses) on Written option contracts	23,750
Futures	Net realized gains/(losses) on Futures contracts	(306,833)
Total Interest Rate Contracts		(283,083)

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(8,123,866)
Total Equity Contracts		(8,123,866)
Total		($8,406,949)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended April 30, 2018, for Moderately Aggressive Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	10,011,612
Total Equity Contracts		10,011,612

Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	201,328
Total Interest Rate Contracts		201,328
Total		$10,212,940

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of April 30, 2018

(unaudited)

The following table presents Moderately Aggressive Allocation Fund’s average volume of derivative activity during the period ended April 30, 2018.

Derivative Risk Category	Average Notional Value
Equity Contracts
Futures - Long	$516,515,302
Futures - Short	388,190,212
Interest Rate Contracts
Futures - Long	16,208,922
Futures - Short	24,582,342
Written Options	1,626,009

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands) for the fiscal year to date, in Moderately Aggressive Allocation Fund, is as follows:

Fund	Value 10/31/2017	Gross Purchases	Gross Sales	Shares Held at 4/30/2018	Value 4/30/2018	% of Net Assets 4/30/2018
Affiliated Equity Holdings
Core International Equity	$–	$86,113	$ –	8,612	$88,274	3.4%
Core Low Volatility Equity*	–	77,000	–	7,734	76,566	3.0
Large Cap Growth, Class S	174,027	4,177	–	15,868	191,046	7.3
Large Cap Stock, Class S	124,955	12,080	–	4,675	130,749	5.0
Large Cap Value, Class S	207,082	11,516	–	9,572	216,413	8.3
Mid Cap Stock, Class S	153,677	11,816	–	5,715	161,627	6.2
Partner Worldwide Allocation, Class S	248,576	9,292	–	22,635	254,188	9.7
Small Cap Stock, Class S	45,398	2,935	5,372	1,593	41,917	1.6

Total Affiliated Equity Holdings	953,715				1,160,780	44.5

Affiliated Fixed Income Holdings
Core Emerging Markets Debt	19,710	1,286	–	2,132	20,036	0.8
High Yield, Class S	20,885	581	–	4,383	20,818	0.8
Income, Class S	61,534	1,257	–	6,783	60,236	2.3
Limited Maturity Bond, Class S	35,192	388	–	2,851	35,212	1.3

Total Affiliated Fixed Income Holdings	137,321				136,302	5.2

Affiliated Short-Term Investments
Core Short-Term Reserve, 2.120%	357,318	216,679	260,586	31,341	313,411	12.0

Total Affiliated Short-Term Investments	357,318				313,411	12.0

Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	2,793	65,859	55,463	13,189	13,189	0.5

Total Collateral Held for Securities Loaned	2,793				13,189	0.5

Total Value	$1,451,147				$1,623,682

*	Non-income producing security.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of April 30, 2018

(unaudited)

Fund	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 11/1/2017 - 4/30/2018
Core International Equity	$–	$2,160	$–	$113
Core Low Volatility Equity Fund*	–	(434)	–	–
Large Cap Growth, Class S	–	12,842	4,177	–
Large Cap Stock, Class S	–	(6,286)	10,384	1,696
Large Cap Value, Class S	–	(2,185)	8,429	3,087
Mid Cap Stock, Class S	–	(3,865)	11,816	–
Partner Worldwide Allocation, Class S	–	(3,680)	3,248	6,044
Small Cap Stock, Class S	278	(1,322)	2,935	–
Affiliated Fixed Income Holdings
Core Emerging Markets Debt	–	(959)	–	385
High Yield, Class S	–	(647)	–	581
Income, Class S	–	(2,555)	206	1,054
Limited Maturity Bond, Class S	–	(368)	–	389
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.120%	–	–	4	2,580

Total Income from Affiliated Investments				$15,929

Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	–	–	–	78

Total Affiliated Income from Securities Loaned, Net				$78

Total	$278	$(7,299)	$41,199

*	Non-income producing security.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION FUND

Summary Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Bank Loans (2.4%)	Value	% of Net Assets
Basic Materials (0.2%)
	Other Securities^	$1,390,811	0.2%

	Total	1,390,811

Capital Goods (0.1%)
	Other Securities^	1,171,559	0.1%

	Total	1,171,559

Communications Services (0.7%)
	Other Securities^	6,376,657	0.7%

	Total	6,376,657

Consumer Cyclical (0.4%)
	Other Securities^	3,134,275	0.4%

	Total	3,134,275

Consumer Non-Cyclical (0.4%)
	Other Securities^	3,430,385	0.4%

	Total	3,430,385

Energy (0.1%)
	Other Securities^	1,181,282	0.1%

	Total	1,181,282

Financials (0.2%)
	Other Securities^	1,564,587	0.2%

	Total	1,564,587

Technology (0.2%)
	Other Securities^	1,745,050	0.2%

	Total	1,745,050

Transportation (0.1%)
	Other Securities^	500,285	0.1%

	Total	500,285

Utilities (<0.1%)
	Other Securities^	427,560	<0.1%

	Total	427,560

	Total Bank Loans (cost $21,066,787)	20,922,451

Principal Amount	Long-Term Fixed Income (41.1%)	Value	% of Net Assets
Asset-Backed Securities (1.6%)
	Renaissance Home Equity Loan Trust
$1,571,478	6.011%, 5/25/2036, Ser.
	2006-1, Class AF4[a]	1,173,888	0.1%
	Other Securities^	13,596,865	1.5%

	Total	14,770,753

Basic Materials (0.7%)
	Other Securities^	5,869,962	0.7%

	Total	5,869,962

Capital Goods (0.8%)
	Other Securities^	7,453,995	0.8%

	Total	7,453,995

Collateralized Mortgage Obligations (1.5%)
	CIM Trust
1,200,000	5.000%, 9/25/2057, Ser.
	2018-R3, Class A1*,b	1,245,247	0.1%
	Federal Home Loan Mortgage Corporation
1,607,594	3.000% - 3.000%,
	4/15/2028 - 2/15/2033,
	Ser. 4170, Class IGc	157,856	<0.1%
	Federal National Mortgage Association
1,462,793	3.500%, 1/25/2033, Ser.	190,341	<0.1%
	2012-150, Class YIc
	Other Securities^	12,002,074	1.4%

	Total	13,595,518

Commercial Mortgage-Backed Securities (1.3%)
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
1,600,000	3.430%, 1/25/2027, Ser.
	K063, Class A2[b]	1,602,429	0.2%
1,145,220	2.776% - 3.002%,
	3/25/2023 - 1/25/2024,
	Ser. K725, Class A2	1,135,982	0.1%
700,000	3.650%, 2/25/2028,
	Ser. K075, Class A2[b]	709,836	0.1%
	Federal National Mortgage Association - ACES
900,000	2.961%, 2/25/2027, Ser.
	2017-M7, Class A2[b]	865,673	0.1%
700,000	2.877%, 2/25/2027, Ser.
	2017-M2, Class A2[b]	667,885	0.1%
475,000	2.568%, 12/25/2026,
	Ser. 2017-M3, Class A2[b]	442,215	<0.1%
	Federal National Mortgage Association Grantor Trust
924,635	2.898%, 6/25/2027, Ser.
	2017-T1, Class Ad	872,799	0.1%
	UBS Commercial Mortgage Trust
972,626	3.400%, 5/10/2045, Ser.
	2012-C1, Class A3	974,595	0.1%
	Other Securities^	4,023,320	0.5%

	Total	11,294,734

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION FUND

Summary Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (41.1%)	Value	% of Net Assets
Communications Services (1.9%)
	Other Securities^	$16,387,629	1.9%

	Total	16,387,629

Consumer Cyclical (1.3%)
	Other Securities^	11,219,749	1.3%

	Total	11,219,749

Consumer Non-Cyclical (1.9%)
	Other Securities^	16,490,812	1.9%

	Total	16,490,812

Energy (1.7%)
	Other Securities^	15,071,631	1.7%

	Total	15,071,631

Financials (4.8%)
	Other Securities^	42,690,056	4.8%

	Total	42,690,056

Foreign Government (<0.1%)
	Other Securities^	393,220	<0.1%

	Total	393,220

Mortgage-Backed Securities (11.7%)
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
11,070,000	4.000%, 5/1/2048[e]	11,272,373	1.3%
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
490,839	3.000%, 3/15/2045, Ser.
	4741, Class GA	482,393	0.1%
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
5,870,000	3.500%, 5/1/2030[e]	5,936,954	0.7%
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
1,056,355	1.776%, (LIBOR 12M + 1.550%), 7/1/2043[b]	1,087,960	0.1%
16,875,000	3.000%, 5/1/2048[e]	16,263,281	1.9%
29,550,000	3.500%, 5/1/2048[e]	29,319,141	3.3%
23,460,000	4.000%, 5/1/2048[e]	23,881,548	2.7%
13,275,000	4.500%, 5/1/2048[e]	13,818,445	1.6%
	Other Securities^	115,853	<0.1%

	Total	102,177,948

Real Estate (<0.1%)
	Other Securities^	141,187	<0.1%

	Total	141,187

Technology (1.1%)
	Other Securities^	9,805,027	1.1%

	Total	9,805,027

Transportation (0.3%)
	Other Securities^	2,349,919	0.3%

	Total	2,349,919

U.S. Government and Agencies (9.3%)
	U.S. Treasury Bonds
2,000,000	3.000%, 5/15/2042	1,971,406	0.2%
4,999,000	2.500%, 5/15/2046	4,422,943	0.5%
1,005,000	3.000%, 5/15/2047	982,780	0.1%
1,770,000	3.000%, 2/15/2048	1,730,452	0.2%
1,599,000	2.250% - 4.375%,
	11/15/2027 - 11/15/2047	1,642,738	0.2%
	U.S. Treasury Bonds, TIPS
3,774,925	0.125%, 1/15/2023	3,686,469	0.4%
3,864,787	0.375%, 1/15/2027	3,739,306	0.4%
5,902,776	0.375%, 7/15/2027	5,715,684	0.7%
	U.S. Treasury Notes
1,900,000	1.000%, 10/15/2019	1,861,629	0.2%
5,620,000	1.500%, 10/31/2019	5,543,823	0.6%
4,450,000	1.750%, 11/30/2019	4,402,371	0.5%
1,170,000	2.250%, 3/31/2020	1,164,836	0.1%
5,500,000	1.375%, 9/30/2020	5,346,387	0.6%
1,000,000	1.375%, 5/31/2021	962,109	0.1%
9,370,000	1.125%, 8/31/2021	8,904,062	1.0%
6,250,000	1.875%, 7/31/2022	6,030,029	0.7%
22,810,000	2.000%, 11/30/2022	22,057,092	2.5%
1,500,000	2.125%, 7/31/2024	1,435,195	0.2%
685,000	1.875% - 2.500%,
	12/15/2020 - 3/31/2023	675,524	0.1%

	Total	82,274,835

Utilities (1.2%)
	Other Securities^	10,406,626	1.2%

	Total	10,406,626

	Total Long-Term Fixed Income (cost $367,387,835)	362,393,601

Shares	Registered Investment Companies (38.6%)	Value	% of Net Assets
Affiliated Equity Holdings (20.4%)
901,262	Thrivent Core International Equity Fund	9,237,937	1.1%
1,506,620	Thrivent Core Low Volatility Equity Fund[f]	14,915,543	1.7%
2,500,175	Thrivent Large Cap Growth Fund, Class S	30,102,107	3.4%
47,463	Thrivent Large Cap Stock Fund, Class S	1,327,551	0.1%
2,752,709	Thrivent Large Cap Value Fund, Class S	62,238,758	7.1%
606,458	Thrivent Mid Cap Stock Fund, Class S	17,150,633	1.9%

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION FUND

Summary Schedule of Investments as of April 30, 2018

(unaudited)

Shares	Registered Investment Companies (38.6%)	Value	% of Net Assets
Affiliated Equity Holdings (20.4%) - continued
3,627,422	Thrivent Partner Worldwide Allocation Fund, Class S	$40,735,954	4.6%
171,214	Thrivent Small Cap Stock Fund, Class S	4,504,639	0.5%

	Total	180,213,122

Affiliated Fixed Income Holdings (16.6%)
2,075,866	Thrivent Core Emerging Markets Debt Fund	19,513,137	2.2%
4,617,117	Thrivent High Yield Fund, Class S	21,931,304	2.5%
7,486,451	Thrivent Income Fund, Class S	66,479,682	7.6%
3,071,004	Thrivent Limited Maturity Bond Fund, Class S	37,926,895	4.3%

	Total	145,851,018

Equity Funds/Exchange Traded Funds (0.5%)
13,030	SPDR S&P 500 ETF Trust	3,446,565	0.4%
	Other Securities^	582,319	0.1%

	Total	4,028,884

Fixed Income Funds/Exchange Traded Funds (1.1%)
16,000	iShares Barclays 1-3 Year Credit Bond Fund	1,659,840	0.2%
56,500	iShares iBoxx $ Investment
	Grade Corporate Bond ETF	6,509,930	0.7%
75,000	PowerShares Senior Loan Portfolio	1,733,250	0.2%

	Total	9,903,020

	Total Registered Investment Companies (cost $273,861,844)	339,996,044

Shares	Common Stock (12.9%)	Value	% of Net Assets

Consumer Discretionary (1.4%)
1,260	Amazon.com, Inc.[f]	1,973,324	0.2%
26,865	Comcast Corporation	843,292	0.1%
	Other Securities^	9,646,411	1.1%

	Total	12,463,027

Consumer Staples (0.4%)
	Other Securities^	3,329,908	0.4%

	Total	3,329,908

Energy (0.6%)
	Other Securities^	5,571,287	0.6%

	Total	5,571,287

Financials (2.8%)
37,520	Bank of America Corporation	1,122,598	0.1%
23,032	Citigroup, Inc.	1,572,395	0.2%
15,947	E*TRADE Financial Corporation[f]	967,664	0.1%
	Other Securities^	21,224,970	2.4%

	Total	24,887,627

Health Care (1.4%)
7,827	Johnson & Johnson	990,037	0.1%
24,892	Pfizer, Inc.	911,296	0.1%
5,292	UnitedHealth Group, Inc.	1,251,029	0.2%
	Other Securities^	9,196,975	1.0%

	Total	12,349,337

Industrials (2.0%)
6,855	Honeywell International, Inc.	991,781	0.1%
	Other Securities^	16,406,545	1.9%

	Total	17,398,326

Information Technology (3.0%)
900	Alphabet, Inc., Class Af	916,722	0.1%
6,919	Apple, Inc.	1,143,434	0.1%
39,984	Cisco Systems, Inc.	1,770,891	0.2%
7,557	MasterCard, Inc.	1,347,186	0.2%
16,184	Microsoft Corporation	1,513,528	0.2%
22,319	Oracle Corporation	1,019,309	0.1%
	Other Securities^	19,117,465	2.1%

	Total	26,828,535

Materials (0.5%)
	Other Securities^	4,449,813	0.5%

	Total	4,449,813

Real Estate (0.5%)
	Other Securities^	4,055,518	0.5%

	Total	4,055,518

Telecommunications Services (0.1%)
	Other Securities^	424,874	0.1%

	Total	424,874

Utilities (0.2%)
	Other Securities^	1,720,387	0.2%

	Total	1,720,387

	Total Common Stock (cost $91,359,769)	113,478,639

Shares	Collateral Held for Securities Loaned (0.3%)	Value	% of Net Assets
2,554,877	Thrivent Cash Management Trust	2,554,877	0.3%

	Total Collateral Held for Securities Loaned (cost $2,554,877)	2,554,877

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION FUND

Summary Schedule of Investments as of April 30, 2018

(unaudited)

Shares or Principal Amount	Short-Term Investments (16.3%)	Value	% of Net Assets
	Federal Home Loan Bank Discount Notes
2,900,000	1.720%, 7/11/2018[g,h]	$2,889,476	0.3%
	U.S. Treasury Bills
550,000	1.591% - 1.591%,
	5/10/2018 - 7/12/2018[g,i]	549,015	<0.1%
	Thrivent Core Short-Term Reserve Fund
13,791,101	2.120%	137,911,007	15.7%
	Other Securities^	2,255,401	0.3%

	Total Short-Term Investments (cost $143,605,758)	143,604,899

	Total Investments (cost $899,836,870) 111.6%	$982,950,511

	Other Assets and Liabilities, Net (11.6%)	(102,429,658)

	Total Net Assets 100.0%	$880,520,853

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of April 30, 2018.
b

Denotes variable rate securities. The rate shown is as of April 30, 2018. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

c

Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.

d	All or a portion of the security is insured or guaranteed.
e	Denotes investments purchased on a when-issued or delayed delivery basis.
f	Non-income producing security.
g	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
h	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
i	At April 30, 2018, $434,059 of investments were segregated to cover exposure to a counterparty for margin on open mortgage-backed security transactions.
*

Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Moderately Conservative Allocation Fund as of April 30, 2018 was $12,307,192 or 1.4% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of April 30, 2018.

Security	Acquisition Date	Cost
CIM Trust, 9/25/2057	4/23/2018	$1,245,241

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Moderately Conservative Allocation Fund as of April 30, 2018:

Securities Lending Transactions

Taxable Debt Security	$1,344,648
Common Stock	1,119,735

Total lending	$2,464,383
Gross amount payable upon return of collateral for securities loaned	$2,554,877

Net amounts due to counterparty	$90,494

Definitions:

ACES	-	Alternative Credit Enhancement Securities
ETF	-	Exchange Traded Fund
Ser.	-	Series
SPDR	-	S&P Depository Receipts, which are a family of exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.
TIPS	-	Treasury Inflation Protected Security

Reference Rate Index:

LIBOR 12M	-	ICE Libor USD Rate 12 Month

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$93,260,819
Gross unrealized depreciation	(11,482,828)

Net unrealized appreciation (depreciation)	$81,777,991

Cost for federal income tax purposes	$940,541,511

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION FUND

Summary Schedule of Investments as of April 30, 2018

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 30, 2018, in valuing Moderately Conservative Allocation Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Bank Loans
Basic Materials	1,390,811	–	1,079,661	311,150
Capital Goods	1,171,559	–	1,171,559	–
Communications Services	6,376,657	–	6,317,182	59,475
Consumer Cyclical	3,134,275	–	3,067,975	66,300
Consumer Non-Cyclical	3,430,385	–	3,430,385	–
Energy	1,181,282	–	1,181,282	–
Financials	1,564,587	–	1,503,612	60,975
Technology	1,745,050	–	1,745,050	–
Transportation	500,285	–	443,871	56,414
Utilities	427,560	–	141,777	285,783

Long-Term Fixed Income
Asset-Backed Securities	14,770,753	–	14,770,753	–
Basic Materials	5,869,962	–	5,869,962	–
Capital Goods	7,453,995	–	7,453,995	–
Collateralized Mortgage Obligations	13,595,518	–	13,595,518	–
Commercial Mortgage-Backed Securities	11,294,734	–	11,294,734	–
Communications Services	16,387,629	–	16,387,629	–
Consumer Cyclical	11,219,749	–	11,219,749	–
Consumer Non-Cyclical	16,490,812	–	16,490,812	–
Energy	15,071,631	–	15,071,631	–
Financials	42,690,056	–	42,690,056	–
Foreign Government	393,220	–	393,220	–
Mortgage-Backed Securities	102,177,948	–	102,177,948	–
Real Estate	141,187	–	141,187	–
Technology	9,805,027	–	9,805,027	–
Transportation	2,349,919	–	2,349,919	–
U.S. Government and Agencies	82,274,835	–	82,274,835	–
Utilities	10,406,626	–	10,406,626	–

Registered Investment Companies
Affiliated Fixed Income Holdings	126,337,881	126,337,881	–	–
Affiliated Equity Holdings	156,059,642	156,059,642	–	–
Fixed Income Funds/Exchange Traded Funds	9,903,020	9,903,020	–	–
Equity Funds/Exchange Traded Funds	4,028,884	4,028,884	–	–

Common Stock
Consumer Discretionary	12,463,027	12,463,027	–	–
Consumer Staples	3,329,908	3,329,908	–	–
Energy	5,571,287	5,571,287	–	–
Financials	24,887,627	24,887,627	–	–
Health Care	12,349,337	12,349,337	–	–
Industrials	17,398,326	17,398,326	–	–
Information Technology	26,828,535	26,828,535	–	–
Materials^	4,449,813	4,449,813	–	0
Real Estate	4,055,518	4,055,518	–	–
Telecommunications Services	424,874	424,874	–	–
Utilities	1,720,387	1,720,387	–	–
Short-Term Investments	5,693,892	–	5,693,892	–

Subtotal Investments in Securities	$798,818,010	$409,808,066	$388,169,847	$840,097

Other Investments *	Total
Short-Term Investments	137,911,007
Affiliated Registered Investment Companies	43,666,617
Collateral Held for Securities Loaned	2,554,877

Subtotal Other Investments	$184,132,501

Total Investments at Value	$982,950,511

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

^	Level 3 security in this section is fair valued at <$1.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION FUND

Summary Schedule of Investments as of April 30, 2018

(unaudited)

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	2,623,538	2,623,538	–	–

Total Asset Derivatives	$2,623,538	$2,623,538	$–	$–

Liability Derivatives
Futures Contracts	330,973	330,973	–	–

Total Liability Derivatives	$330,973	$330,973	$–	$–

There were no significant transfers between Levels during the period ended April 30, 2018. Transfers between Levels are identified as of the end of the period.

The following table presents Moderately Conservative Allocation Fund’s futures contracts held as of April 30, 2018. Investments and/or cash totaling $5,144,877 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized
10-Yr. U.S. Treasury Bond Futures	83	June 2018	$9,982,109	($53,234)
20-Yr. U.S. Treasury Bond Futures	212	June 2018	30,291,845	203,030
CME E-mini Russell 2000 Index	32	June 2018	2,509,399	(39,319)
CME E-mini S&P 500 Index	233	June 2018	30,542,996	294,554
ICE mini MSCI EAFE Index	205	June 2018	20,800,881	(29,256)
ICE US mini MSCI Emerging Markets Index	40	June 2018	2,453,739	(149,339)

Total Futures Long Contracts			$96,580,969	$226,436

2-Yr. U.S. Treasury Bond Futures	(85)	June 2018	($18,059,584)	$35,600
5-Yr. U.S. Treasury Bond Futures	(32)	June 2018	(3,644,901)	12,651
CME E-mini NASDAQ 100 Index	(143)	June 2018	(20,433,145)	1,519,965
CME E-mini S&P Mid-Cap 400 Index	(75)	June 2018	(14,598,488)	557,738
CME Ultra Long Term U.S. Treasury Bond	(18)	June 2018	(2,768,425)	(59,825)

Total Futures Short Contracts			($59,504,543)	$2,066,129

Total Futures Contracts			$37,076,426	$2,292,565

Reference Description:
CME	-	Chicago Mercantile Exchange
EAFE	-	Europe, Australasia and Far East
ICE	-	Intercontinental Exchange
MSCI	-	Morgan Stanley Capital International
NASDAQ	-	National Association of Securities Dealers Automated Quotations
S&P	-	Standard & Poor’s

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION FUND

Summary Schedule of Investments as of April 30, 2018

(unaudited)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of April 30, 2018, for Moderately Conservative Allocation Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$2,372,257
Total Equity Contracts		2,372,257

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	251,281
Total Interest Rate Contracts		251,281

Total Asset Derivatives		$2,623,538

Liability Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	113,059
Total Interest Rate Contracts		113,059

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	217,914
Total Equity Contracts		217,914

Total Liability Derivatives		$330,973

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended April 30, 2018, for Moderately Conservative Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Options Written	Net realized gains/(losses) on Written option contracts	26,367
Futures	Net realized gains/(losses) on Futures contracts	(1,755,438)
Total Interest Rate Contracts		(1,729,071)

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(4,323,874)
Total Equity Contracts		(4,323,874)
Total		($6,052,945)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended April 30, 2018, for Moderately Conservative Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	3,651,209
Total Equity Contracts		3,651,209

Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	673,704
Total Interest Rate Contracts		673,704

Total		$4,324,913

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION FUND

Summary Schedule of Investments as of April 30, 2018

(unaudited)

The following table presents Moderately Conservative Allocation Fund’s average volume of derivative activity during the period ended April 30, 2018.

Derivative Risk Category	Average Notional Value
Equity Contracts
Futures - Long	$47,688,208
Futures - Short	46,744,899
Interest Rate Contracts
Futures - Long	35,404,214
Futures - Short	27,283,802
Written Options	1,805,191

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands) for the fiscal year to date, in Moderately Conservative Allocation Fund, is as follows:

Fund	Value 10/31/2017	Gross Purchases	Gross Sales	Shares Held at 4/30/2018	Value 4/30/2018	% of Net Assets 4/30/2018
Affiliated Equity Holdings
Core International Equity	$–	$9,012	$–	901	$9,238	1.1%
Core Low Volatility Equity*	–	15,000	–	1,507	14,916	1.7
Large Cap Growth, Class S	27,421	658	–	2,500	30,102	3.4
Large Cap Stock, Class S	1,269	123	–	47	1,328	0.1
Large Cap Value, Class S	59,555	3,312	–	2,753	62,239	7.1
Mid Cap Stock, Class S	16,307	1,254	–	606	17,151	1.9
Partner Worldwide Allocation, Class S	39,837	1,489	–	3,627	40,736	4.6
Small Cap Stock, Class S	5,666	366	1,372	171	4,505	0.5

Total Affiliated Equity Holdings	150,055				180,215	20.4

Affiliated Fixed Income Holdings
Core Emerging Markets Debt	19,460	995	–	2,076	19,513	2.2
High Yield, Class S	22,001	612	–	4,617	21,931	2.5
Income, Class S	67,912	1,388	–	7,486	66,480	7.6
Limited Maturity Bond, Class S	37,906	418	–	3,071	37,927	4.3

Total Affiliated Fixed Income Holdings	147,279				145,851	16.6

Affiliated Short-Term Investments
Core Short-Term Reserve, 2.120%	133,154	84,984	80,227	13,791	137,911	15.7

Total Affiliated Short-Term Investments	133,154				137,911	15.7

Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	2,075	18,204	17,724	2,555	2,555	0.3

Total Collateral Held for Securities Loaned	2,075				2,555	0.3

Total Value	$432,563				$466,532

*	Non-income producing security.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION FUND

Summary Schedule of Investments as of April 30, 2018

(unaudited)

Fund	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 11/1/2017 - 4/30/2018
Core International Equity	$–	$226	$–	$12
Core Low Volatility Equity Fund*	–	(84)	–	–
Large Cap Growth, Class S	–	2,023	658	–
Large Cap Stock, Class S	–	(64)	105	17
Large Cap Value, Class S	–	(628)	2,424	888
Mid Cap Stock, Class S	–	(410)	1,254	–
Partner Worldwide Allocation, Class S	–	(590)	521	968
Small Cap Stock, Class S	185	(340)	366	–
Affiliated Fixed Income Holdings
Core Emerging Markets Debt	–	(942)	–	379
High Yield, Class S	–	(682)	–	612
Income, Class S	–	(2,820)	228	1,164
Limited Maturity Bond, Class S	–	(397)	–	419
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.120%	–	–	2	1,115

Total Income from Affiliated Investments				$5,574

Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	–	–	–	10

Total Affiliated Income from Securities Loaned, Net				$10

Total	$185	$(4,708)	$5,558

*	Non-income producing security.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MONEY MARKET FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	U.S. Government Agency Debt (89.2%)[a]	Value
	Federal Agricultural Mortgage Corporation
$3,500,000	1.793% (LIBOR 1M + -0.105%), 6/22/2018[b]	$3,500,000
4,290,000	1.690% (FEDL 1M + -0.010%), 7/3/2018[b]	4,290,000
8,460,000	1.800% (FEDL 1M + 0.100%), 11/30/2018[b]	8,460,000
7,275,000	1.807% (LIBOR 1M + -0.080%), 12/3/2018[b]	7,276,070
3,980,000	1.817% (LIBOR 1M + -0.070%), 3/1/2019[b]	3,980,000
	Federal Farm Credit Bank
471,000	1.730%, 7/2/2018	469,597
3,520,000	1.889% (USBMMY 3M + 0.050%), 12/5/2018[b]	3,519,895
4,380,000	1.919% (USBMMY 3M + 0.080%), 3/25/2019[b]	4,379,807
4,300,000	1.710% (FEDL 1M + 0.010%), 4/24/2019[b]	4,299,582
2,145,000	1.939% (USBMMY 3M + 0.100%), 7/3/2019[b]	2,144,874
10,525,000	1.804% (LIBOR 1M + -0.090%), 7/12/2019[b]	10,522,495
4,060,000	1.820% (FEDL 1M + 0.120%), 2/18/2020[b]	4,059,637
	Federal Home Loan Bank
16,440,000	1.590%, 5/2/2018	16,439,273
5,350,000	1.588%, 5/4/2018	5,349,292
2,250,000	1.505%, 5/9/2018	2,249,247
12,700,000	1.648%, 5/11/2018	12,694,187
4,140,000	1.684%, 5/15/2018	4,137,288
3,970,000	1.644%, 5/16/2018	3,967,280
3,490,000	1.703%, 5/17/2018	3,487,358
6,020,000	1.646%, 5/18/2018	6,015,321
1,880,000	1.650%, 5/22/2018	1,878,191
11,395,000	1.683%, 5/23/2018	11,383,280
2,830,000	1.665%, 5/25/2018	2,826,859
1,500,000	1.680%, 5/29/2018	1,498,040
7,150,000	1.657%, 5/30/2018	7,140,458
5,400,000	1.682%, 6/1/2018	5,392,177
5,525,000	1.687%, 6/4/2018	5,516,198
8,825,000	1.667%, 6/6/2018	8,810,286
10,810,000	1.723%, 6/13/2018	10,787,750
4,070,000	1.770%, 6/15/2018	4,060,995
5,355,000	1.720%, 6/18/2018	5,342,719
7,460,000	1.712%, 6/19/2018	7,442,614
2,060,000	1.740%, 6/21/2018	2,054,922
8,140,000	1.732%, 6/22/2018	8,119,630
3,640,000	1.740%, 6/27/2018	3,629,972
285,000	1.640%, 6/28/2018	284,247
8,180,000	1.720%, 7/5/2018	8,154,597
4,000,000	1.700%, 7/6/2018	3,987,533
6,035,000	1.763%, 7/13/2018	6,013,423
1,100,000	1.740%, 7/18/2018	1,095,853
913,000	1.855%, 7/25/2018	909,001
7,000,000	1.797% (LIBOR 1M + -0.100%), 12/14/2018[b]	7,000,000
4,290,000	1.798% (LIBOR 1M + -0.100%), 12/21/2018[b]	4,290,000
750,000	1.799% (LIBOR 1M + -0.095%), 4/18/2019[b]	749,827
	Federal Home Loan Mortgage Corporation
720,000	1.730%, 6/12/2018	718,547
2,114,000	1.000%, 6/29/2018	2,111,149
700,000	1.820%, 7/13/2018	697,417
3,500,000	1.531% (LIBOR 3M + -0.280%), 8/10/2018[b]	3,500,000
	Overseas Private Investment Corporation
3,230,000	1.800% (T-BILL 3M FLAT), 5/7/2018[b]	3,230,000
2,200,000	1.800% (T-BILL 3M FLAT), 5/7/2018[b]	2,200,000
8,720,000	1.800% (T-BILL 3M FLAT), 5/7/2018[b]	8,720,000
4,500,000	1.800% (T-BILL 3M FLAT), 5/7/2018[b]	4,500,000
2,192,992	1.800% (T-BILL 3M FLAT), 5/7/2018[b]	2,192,992
5,473,684	1.800% (T-BILL 3M FLAT), 5/7/2018[b]	5,473,684
2,550,000	1.800% (T-BILL 3M FLAT), 5/7/2018[b]	2,550,000
4,673,684	1.800% (T-BILL 3M FLAT), 5/7/2018[b]	4,673,684
4,729,500	1.800% (T-BILL 3M FLAT), 5/7/2018[b]	4,729,500
4,270,000	1.890% (T-BILL 3M FLAT), 5/7/2018[b]	4,270,000
4,100,000	1.890% (T-BILL 3M + 0.070%), 5/7/2018[b]	4,100,000
4,700,000	1.890% (T-BILL 3M FLAT), 5/7/2018[b]	4,700,000
3,600,000	1.890% (T-BILL 3M FLAT), 5/7/2018[b]	3,600,000
3,570,000	1.890% (T-BILL 3M FLAT), 5/7/2018[b]	3,570,000
1,153,851	1.890% (T-BILL 3M FLAT), 5/7/2018[b]	1,153,851
6,300,000	1.890% (T-BILL 3M FLAT), 5/7/2018[b]	6,300,000
6,340,566	1.890% (T-BILL 3M FLAT), 5/7/2018[b]	6,340,566
4,167,925	1.890% (T-BILL 3M FLAT), 5/7/2018[b]	4,167,925
3,725,000	1.890% (T-BILL 3M FLAT), 5/7/2018[b]	3,725,000
6,886,200	1.890% (T-BILL 3M FLAT), 5/7/2018[b]	6,886,200
5,303,400	1.890% (T-BILL 3M FLAT), 5/7/2018[b]	5,303,400
7,970,075	1.890% (T-BILL 3M FLAT), 5/7/2018[b]	7,970,075
3,620,000	1.890% (T-BILL 3M FLAT), 5/7/2018[b]	3,620,000
4,500,000	1.900% (T-BILL 3M FLAT), 5/7/2018[b]	4,500,000
5,740,000	1.980%, 7/30/2018	5,740,311
3,520,000	1.700%, 11/13/2018	3,547,568
6,150,000	1.770%, 11/20/2018	6,198,057
3,610,000	2.270%, 2/19/2019	3,625,519
3,630,000	2.260%, 3/17/2019	3,639,528

	Total	367,864,748

Principal Amount	U.S. Treasury Debt (10.3%)[a]	Value
	U.S. Treasury Bills
3,590,000	1.518%, 5/10/2018	3,588,638
3,560,000	1.583%, 5/24/2018	3,556,401
4,070,000	1.806%, 6/21/2018	4,059,587

The accompanying Notes to Financial Statements are an integral part of this schedule.

MONEY MARKET FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	U.S. Treasury Debt (10.3%)[a]	Value
$8,200,000	1.741%, 6/28/2018	$8,177,001
4,120,000	1.751%, 7/5/2018	4,106,973
1,700,000	1.755%, 7/19/2018	1,693,453
	U.S. Treasury Notes
12,450,000	2.013% (USBMMY 3M + 0.174%), 7/31/2018[b]	12,450,370
4,500,000	1.979% (USBMMY 3M + 0.140%), 1/31/2019[b]	4,500,645

	Total	42,133,068

	Total Investments (at amortized cost) 99.5%	$409,997,816

	Other Assets and Liabilities, Net 0.5%	1,962,515

	Total Net Assets 100.0%	$411,960,331

a	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
b

Denotes variable rate securities. The rate shown is as of April 30, 2018. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

Reference Rate Index:
FEDL 1M	-	Federal Funds 1 Month Rate
LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month
T-BILL 3M	-	U. S. Treasury Bill Rate 3 Month
USBMMY 3M	-	U. S. Treasury Bill Rate 3 Month Money
Market Yield

Cost for federal income tax purposes	$409,997,816

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 30, 2018, in valuing Money Market Fund’s assets carried at fair value or amortized cost, which approximates fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
U.S. Government Agency Debt	367,864,748	–	367,864,748	–
U.S. Treasury Debt	42,133,068	–	42,133,068	–

Total Investments at Amortized Cost	$409,997,816	$–	$409,997,816	$–

There were no significant transfers between Levels during the period ended April 30, 2018. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MUNICIPAL BOND FUND

Summary Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income(98.9%)	Value	% of Net Assets
Alabama (0.4%)
	Other Securities^	$6,368,705	0.4%

	Total	6,368,705

Alaska (0.9%)
	Valdez, AK Marine Terminal Rev. Refg. (Exxon Mobil)
$7,310,000	1.550%, 12/1/2029[a]	7,310,000	0.5%
	Other Securities^	6,400,000	0.4%

	Total	13,710,000

Arizona (1.2%)
	Other Securities^	18,323,480	1.2%

	Total	18,323,480

Arkansas (0.5%)
	Other Securities^	7,862,225	0.5%

	Total	7,862,225

California (11.7%)
	California Educational Fac. Auth. Rev. (Stanford University)
6,000,000	5.250%, 4/1/2040	7,748,700	0.5%
	California Infrastructure and Economic Development Bank Rev. (Bay Area Toll Bridges Seismic Retrofit Rev.) (FGIC Insured)
5,000,000	5.000%, 7/1/2025, Ser. Ab,c	5,886,800	0.4%
	California State Educational Fac. Auth. Rev. (Stanford University)
8,300,000	5.000%, 5/1/2045, Ser. U-6	10,599,515	0.7%
	California Various Purpose G.O.
	5.250% - 6.000%,
13,575,000	4/1/2024 - 11/1/2039	14,185,456	0.9%
	Los Angeles Community College District, Los Angeles County, CA G.O. (Election 2008)
10,050,000	6.000%, 8/1/2033, Ser. Ac	10,579,434	0.7%
	Los Angeles, CA Department of Airports Rev. (Los Angeles International Airport)
8,000,000	5.000%, 5/15/2040, Ser. A	8,492,960	0.6%
	Los Angeles, CA Department of Water & Power System Rev.
7,000,000	5.000%, 7/1/2044, Ser. D	7,790,580	0.5%
	San Diego Unified School District G.O. Zero Coupon, 7/1/2033,
10,000,000	Ser. Ac,d	11,278,800	0.7%
	San Francisco, CA City & County Airport Commission Rev. (San Francisco International Airport)
7,030,000	6.000%, 5/1/2039, Ser. E	7,314,082	0.5%
	5.000%, 5/1/2044, Ser.
7,825,000	A, AMT	8,534,571	0.5%
	5.000% - 5.500%,
	5/1/2028 - 5/1/2047,
9,700,000	Ser. B	10,991,069	0.7%
	State of California Department of Water Resources Rev. Refg. (Central Valley)
	5.000% - 5.000%,
2,500,000	12/1/2031- 12/1/2032, Ser. AX	2,991,830	0.2%
	University of California Limited Rev. Refg.
8,000,000	5.000%, 5/15/2032, Ser. I	9,255,040	0.6%
	University of California Rev.
	5.250% - 5.250%,
5,000,000	5/15/2039, Ser. Oc	5,178,738	0.3%
	Other Securities^	59,482,361	3.9%

	Total	180,309,936

Colorado (4.1%)
	University of Colorado University Enterprise Rev.
9,790,000	5.000%, 6/1/2033[c]	10,653,870	0.7%
	5.000% - 5.375%,
7,500,000	6/1/2032 - 6/1/2034, Ser. Ac	8,464,762	0.5%
	Other Securities^	44,080,302	2.9%

	Total	63,198,934

Connecticut (<0.1%)
	Other Securities^	662,088	<0.1%

	Total	662,088

District of Columbia (0.8%)
	Other Securities^	12,009,981	0.8%

	Total	12,009,981

Florida (5.5%)
	Higher Educational Fac. Financing Auth., FL Educational Fac. Rev. (Ringling College)
7,225,000	5.000%, 3/1/2042	7,791,151	0.5%
	Miami-Dade County, FL Aviation Rev. (Miami International Airport-Hub of the Americas)
7,500,000	5.500%, 10/1/2036, Ser. Bc	7,869,375	0.5%

The accompanying Notes to Financial Statements are an integral part of this schedule.

MUNICIPAL BOND FUND

Summary Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (98.9%)	Value	% of Net Assets

Florida (5.5%) - continued
$8,000,000	5.500%, 10/1/2041, Ser. A	$8,366,480	0.6%
	Miami-Dade County, FL Public Fac. Rev. (Jackson Health System)
5,000,000	5.000%, 6/1/2035, Ser. A	5,512,750	0.4%
	Miami-Dade County, FL Public Fac. Rev. (Jackson Health System) (AGC Insured)
2,000,000	5.625%, 6/1/2034[b,c]	2,081,240	0.1%
	Other Securities^	53,685,886	3.4%

	Total	85,306,882

Georgia (0.5%)
	Other Securities^	7,966,875	0.5%

	Total	7,966,875

Hawaii (1.5%)
	Hawaii Airports System Rev.
3,040,000	5.250%, 7/1/2030, Ser. A	3,246,112	0.2%
	Hawaii State Department of Budget and Finance Special Purpose Senior Living Rev. Refg.
6,395,000	5.125% - 5.250%, 11/15/2032 - 11/15/2037	7,031,892	0.5%
	Hawaii State Department of Transportation Airport Division Lease Rev. C.O.P.
1,600,000	5.000%, 8/1/2028, AMT	1,737,216	0.1%
	Hawaii State Harbor System Rev.
6,000,000	5.250%, 7/1/2030, Ser. A	6,377,880	0.4%
	Other Securities^	5,523,145	0.3%

	Total	23,916,245

Idaho (0.2%)
	Other Securities^	2,393,651	0.2%

	Total	2,393,651

Illinois (5.9%)
	Chicago Metropolitan Water Reclamation District G.O. Refg.
8,700,000	5.250%, 12/1/2032, Ser. C	10,338,993	0.7%
	Illinois Finance Auth. Rev. (DePaul University)
5,075,000	5.000% - 6.000%, 10/1/2032 - 10/1/2041[c]	5,617,349	0.4%
	Illinois Finance Auth. Rev. (Rush University Medical Center)
6,000,000	5.000% - 7.250%, 11/15/2027 - 11/1/2038, Ser. Ac	6,262,560	0.4%
	Illinois Finance Auth. Rev. (The Art Institute of Chicago)
3,530,000	5.000%, 3/1/2034, Ser. A	3,806,081	0.2%
	Illinois Finance Auth. Rev. Refg. (Northwestern Memorial Healthcare)
4,000,000	5.000%, 7/15/2042	4,496,840	0.3%
	Illinois Finance Auth. Rev. Refg. (Rosalind Franklin University)
2,100,000	5.000%, 8/1/2047, Ser. A	2,237,445	0.1%
	Illinois Finance Auth. Rev. Refg. (Rush University Medical Center) (NATL-RE Insured)
2,020,000	5.250%, 11/1/2035, Ser. Bb,c	2,054,643	0.1%
	Illinois Finance Auth. Student Housing & Academic Fac. Rev. (CHF-Chicago, LLC - University of IL at Chicago)
1,000,000	5.000%, 2/15/2047	1,056,980	0.1%
	Illinois State Finance Auth. Rev.
1,750,000	5.000%, 8/1/2042, Ser. A	1,877,067	0.1%
	Illinois State G.O.
7,000,000	5.000%, 11/1/2023, Ser. D	7,300,230	0.5%
8,250,000	5.000% - 5.500%, 3/1/2027 - 7/1/2038	8,474,963	0.5%
	Metropolitan Pier and Exposition Auth., IL Refg. (McCormick Place Expansion) (NATL-RE Insured)
17,605,000	Zero Coupon, 6/15/2020, Ser. Ab	16,414,902	1.1%
	0.000% - 0.000%, 6/15/2024 - 12/15/2024,
5,100,000	Ser. Ab	3,920,228	0.2%
2,000,000	Metropolitan Pier and Exposition Auth., IL Rev. Refg. (McCormick Place Expansion) Zero Coupon, 12/15/2047, Ser. Bd	1,033,000	0.1%
	Metropolitan Pier and Exposition Auth., IL Rev. Refg. (McCormick Place Expansion) (NATL-RE Insured)
920,000	5.500%, 6/15/2020[b]	931,288	0.1%
	Other Securities^	14,658,873	1.0%

	Total	90,481,442

Indiana (2.6%)
	Indiana Bond Bank Special Program Rev. (Clark Memorial Hospital)
7,000,000	5.500%, 8/1/2029, Ser. Dc	7,193,830	0.5%
	Knox County, IN Economic Development Rev. Refg. (Good Samaritan Hospital)
6,965,000	5.000%, 4/1/2042, Ser. A	7,169,005	0.5%
	Other Securities^	25,036,160	1.6%

The accompanying Notes to Financial Statements are an integral part of this schedule.

MUNICIPAL BOND FUND

Summary Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (98.9%)	Value	% of Net Assets
Indiana (2.6%) - continued

	Total	$39,398,995

Iowa (1.4%)
	Other Securities^	21,021,253	1.4%

	Total	21,021,253

Kansas (1.1%)
	University of Kansas Hospital Auth. Refg. Rev.
9,635,000	5.000%, 3/1/2047, Ser. A	10,654,865	0.7%
	Other Securities^	6,677,316	0.4%

	Total	17,332,181

Kentucky (1.2%)
	Other Securities^	19,211,367	1.2%

	Total	19,211,367

Louisiana (2.7%)
	Louisiana State Gas and Fuels Tax Rev.
7,000,000	5.000%, 5/1/2045, Ser. Bc	7,411,950	0.5%
	Other Securities^	33,746,899	2.2%

	Total	41,158,849

Maryland (0.1%)
	Other Securities^	1,106,650	0.1%

	Total	1,106,650

Massachusetts (3.9%)
	Massachusetts Development Finance Agency Rev. (Dana- Farber Cancer Institute)
6,500,000	5.000%, 12/1/2046	7,242,625	0.5%
	Massachusetts Health & Educational Fac. Auth. Rev. (Massachusetts Institute of Technology)
15,295,000	5.250%, 7/1/2033, Ser. L	19,462,429	1.3%
	Massachusetts Port Auth. Rev.
	5.000%, 7/1/2042, Ser. A,
8,300,000	AMT Massachusetts School Building Auth. Sales Tax Refg.	8,884,403	0.6%
6,900,000	5.000%, 8/15/2029, Ser. B	7,605,594	0.5%
	Other Securities^	16,843,846	1.0%

	Total	60,038,897

Michigan (2.6%)
	Great Lakes, MI Water Auth. Water Supply System Rev.
10,000,000	5.000%, 7/1/2046, Ser. A	11,019,400	0.7%
	Other Securities^	28,441,742	1.9%

	Total	39,461,142

Minnesota (3.3%)
	St. Paul, MN Housing & Redevelopment Auth. Health Care Rev. Refg. (Fairview Health Services)
6,945,000	5.000%, 11/15/2047, Ser. A	7,741,661	0.5%
	Other Securities^	42,608,224	2.8%

	Total	50,349,885

Mississippi (0.3%)
	Other Securities^	5,326,726	0.3%

	Total	5,326,726

Missouri (0.4%)
	Other Securities^	5,775,666	0.4%

	Total	5,775,666

Nebraska (1.7%)
	Omaha, NE Public Power District Electric Rev.
8,150,000	5.000%, 2/1/2045, Ser. A	9,091,570	0.6%
	Other Securities^	16,535,896	1.1%

	Total	25,627,466

Nevada (0.4%)
	Other Securities^	5,636,760	0.4%

	Total	5,636,760

New Hampshire (0.1%)
	Other Securities^	2,086,920	0.1%

	Total	2,086,920

The accompanying Notes to Financial Statements are an integral part of this schedule.

MUNICIPAL BOND FUND

Summary Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (98.9%)	Value	% of Net Assets

New Jersey (1.9%)
	New Jersey Economic Development Auth. Rev.
$4,350,000	5.000%, 6/15/2042, Ser. D	$4,614,567	0.3%
	New Jersey Educational Fac. Auth. Rev. Refg. (Kean University)
1,000,000	5.500%, 9/1/2036, Ser. Ac	1,045,830	0.1%
	New Jersey Transportation Trust Fund Auth. Rev.
	5.250% - 5.250%,
2,645,000	6/15/2033 - 6/15/2034, Ser. AA	2,843,802	0.2%
	New Jersey Transportation Trust Fund Auth. Rev. Federal Highway Reimbursement Notes
10,000,000	5.000%, 6/15/2023, Ser. A-2	10,034,400	0.7%
	New Jersey Transportation Trust Fund Auth. Transportation System Rev.
1,500,000	5.000%, 6/15/2026, Ser. A	1,581,780	0.1%
	Tobacco Settlement Financing Corporation NJ Rev. Refg.
4,775,000	5.250%, 6/1/2046, Ser. A	5,303,258	0.3%
	Other Securities^	3,707,244	0.2%

	Total	29,130,881

New York (8.0%)
	New York City Transitional Finance Auth. Future Tax Secured Rev.
15,000,000	5.000%, 11/1/2033, Ser. D-1	16,295,550	1.1%
13,085,000	5.000%, 5/1/2042, Ser. F-1	14,826,221	1.0%
6,000,000	5.000%, 2/1/2043, Ser. A	6,774,060	0.4%
	New York State Dormitory Auth. State Personal Income Tax Rev.
10,125,000	5.000% - 5.000%, 2/15/2029 - 3/15/2039, Ser. Cc	10,837,210	0.7%
	New York State Dormitory Auth. State Personal Income Tax Rev. Refg.
8,330,000	5.000%, 2/15/2043	9,454,300	0.6%
	New York State Liberty Development Corporation Liberty Rev.
10,000,000	5.250%, 12/15/2043	10,909,500	0.7%
	Port Auth. of New York & New Jersey Rev.
	5.000% - 5.000%,
11,125,000	12/1/2024 - 9/1/2039, AMT	12,448,795	0.8%
	Port Auth. of New York & New Jersey Rev. Refg.
6,715,000	5.000% - 5.000%, 9/15/2034 - 9/15/2048, Ser. 207, AMT	7,590,635	0.5%
	Other Securities^	33,426,356	2.2%

	Total	122,562,627

North Carolina (1.3%)
	Other Securities^	20,303,873	1.3%

	Total	20,303,873

North Dakota (0.4%)
	Other Securities^	5,863,693	0.4%

	Total	5,863,693

Ohio (5.4%)
	Buckeye, OH Tobacco Settlement Financing Auth. Rev.
15,170,000	5.125%, 6/1/2024, Ser. A-2
	Ohio Higher Educational Fac. Commission Rev. (Dayton University)	14,916,964	1.0%
2,565,000	5.000%, 12/1/2035, Ser. A	2,858,821	0.2%
	Ohio Higher Educational Fac. Commission Rev. Refg. (Kenyon College)
4,740,000	5.250% - 5.250%, 7/1/2044[c]	5,034,869	0.3%
	Ohio Hospital Rev. (Cleveland Clinic Health System Obligated Group)
5,000,000	5.000%, 1/1/2034	5,425,750	0.4%
	Ohio State Higher Educational Fac. Commission Rev. (Case Western Reserve University)
1,080,000	6.500%, 10/1/2020, Ser. B	1,140,005	0.1%
2,745,000	5.000%, 12/1/2028	3,121,477	0.2%
	Ohio State Higher Educational Fac. Commission Rev. (Kenyon College)
3,025,000	5.000%, 7/1/2042	3,362,923	0.2%
	Ohio State Turnpike Commission Rev.
8,570,000	Zero Coupon, 2/15/2034[d]	8,178,865	0.5%
	Ohio State Turnpike Commission Rev. Refg. (NATL-RE Insured)
10,000,000	5.500%, 2/15/2026, Ser. Ab	11,829,000	0.8%
	Other Securities^	26,585,233	1.7%

	Total	82,453,907

Oklahoma (1.6%)
	Grand River, OK Dam Authority Rev.
7,815,000	5.000%, 6/1/2039, Ser. A	8,682,231	0.6%
	Other Securities^	15,624,701	1.0%

The accompanying Notes to Financial Statements are an integral part of this schedule.

MUNICIPAL BOND FUND

Summary Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (98.9%)	Value	% of Net Assets

Oklahoma (1.6%)- continued

	Total	$24,306,932

Oregon (0.3%)
	Other Securities^	5,115,697	0.3%

	Total	5,115,697

Pennsylvania (2.6%)
	Lycoming County, PA Auth. Health System Rev. (Susquehanna Health System)
7,075,000	5.750%, 7/1/2039, Ser. A	7,383,541	0.5%
	Pennsylvania Turnpike Commission Turnpike Rev.
	5.000% - 5.000%,
	12/1/2040 - 12/1/2046, Ser. B
7,950,000	Pennsylvania Turnpike Commission Turnpike Rev. (AGC Insured)	8,737,701	0.6%
5,000,000	6.250%, 6/1/2038, Ser. Cb,c
	Pennsylvania Turnpike Commission Turnpike Rev. (AGM Insured)	5,017,800	0.3%
10,440,000	6.250%, 6/1/2033, Ser. Cb	12,808,001	0.8%
	Other Securities^	6,700,724	0.4%

	Total	40,647,767

South Carolina (1.2%)
	Other Securities^	18,550,039	1.2%

	Total	18,550,039

South Dakota (0.3%)
	Other Securities^	4,359,784	0.3%

	Total	4,359,784

Tennessee (0.3%)
	Other Securities^	4,285,372	0.3%

	Total	4,285,372

Texas (9.6%)
	Clifton, TX Higher Education Finance Corporation Education Rev. (IDEA Public Schools)
3,000,000	5.000% - 6.000%, 8/15/2042 - 8/15/2043	3,308,050	0.2%
	Clifton, TX Higher Education Finance Corporation Education Rev. (IDEA Public Schools) (PSF-GTD Insured)
7,605,000	5.000% - 5.000%, 8/15/2036 - 8/15/2046, Ser. Ab	8,395,616	0.5%
	Clifton, TX Higher Education Finance Corporation Education Rev. (Uplift Education)
4,000,000	6.250%, 12/1/2045, Ser. Ac	4,411,600	0.3%
	Harris County Industrial Development Corporation Pollution Control Rev. (Exxon)
7,100,000	1.550%, 3/1/2024[a]	7,100,000	0.5%
	Houston, TX Water and Sewer System Rev. Refg. (AGM Insured)
10,000,000	5.750%, 12/1/2032, Ser. Ab,c	13,397,200	0.9%
	North Texas Tollway Auth. System Rev.
15,000,000	5.000%, 9/1/2030, Ser. Dc	16,412,100	1.1%
	North Texas Tollway Auth. System Rev. Refg.
5,000,000	5.000%, 1/1/2042, Ser. B	5,335,350	0.4%
	North Texas Tollway Auth. System Rev. Refg. (AGC Insured)
5,000,000	Zero Coupon, 1/1/2028, Ser. Db	3,682,500	0.2%
	State of Texas G.O. Refg.
13,940,000	5.000%, 10/1/2044, Ser. A	15,503,789	1.0%
	Other Securities^	70,336,584	4.5%

	Total	147,882,789

Utah (1.7%)
	Utah County, UT Hospital Rev. (IHC Health Services, Inc.)
7,500,000	5.000%, 5/15/2046, Ser. B	8,393,475	0.5%
	Other Securities^	17,991,327	1.2%

	Total	26,384,802

Vermont (0.3%)
	Other Securities^	4,452,520	0.3%

	Total	4,452,520

Virginia (3.2%)
	Virginia Commonwealth Transportation Board Rev.
10,000,000	5.000%, 5/15/2034[c]	10,870,100	0.7%
	Virginia Port Auth. Port Fac. Rev.
2,000,000	5.000%, 7/1/2040[c]	2,070,520	0.1%

The accompanying Notes to Financial Statements are an integral part of this schedule.

MUNICIPAL BOND FUND

Summary Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (98.9%)	Value	% of Net Assets

Virginia (3.2%)- continued
	Virginia Small Business Financing Auth. Private Activity Rev. (Transform 66 P3)
$20,185,000	5.000%, 12/31/2052, AMT	$21,703,316	1.4%
	Virginia Small Business Financing Auth. Rev. (Elizabeth River Crossings Opco, LLC)
8,910,000	6.000%, 1/1/2037, AMT	9,915,315	0.7%
	Other Securities^	5,028,053	0.3%

	Total	49,587,304

Washington (3.2%)
	State of Washington Various Purpose G.O.
12,095,000	5.000%, 8/1/2030, Ser. A	13,535,031	0.9%
5,310,000	5.000%, 8/1/2042, Ser. A	6,060,462	0.4%
	Washington Health Care Fac. Auth. Rev. (Kadlec Regional Medical Center)
2,625,000	5.250%, 12/1/2030[c]	2,832,979	0.2%
	Washington Health Care Fac. Auth. Rev. (Providence Health & Services)
5,000,000	5.250%, 10/1/2032, Ser. A	5,274,550	0.3%
	Washington Health Care Fac. Auth. Rev. (Seattle Cancer Care Alliance)
5,010,000	7.375%, 3/1/2038[c]	5,233,947	0.3%
	Other Securities^	16,743,531	1.1%

	Total	49,680,500

Wisconsin (2.5%)
	Wisconsin Health & Educational Fac. Auth. Rev. (Marshfield Clinic Health Systems)
2,000,000	5.000%, 2/15/2046, Ser. A	2,163,140	0.2%
	Wisconsin Health & Educational Fac. Auth. Rev. (Thedacare, Inc.)
9,030,000	5.000% - 5.500%, 12/15/2038 - 12/15/2044	9,513,936	0.6%
	Wisconsin Health & Educational Fac. Auth. Rev. Refg. (Ascension Health Credit Group)
9,275,000	5.000%, 11/15/2039, Ser. A	10,449,679	0.7%
	Wisconsin Health & Educational Fac. Auth. Rev. Refg. (Marquette University)
8,000,000	5.000%, 10/1/2041	8,806,560	0.6%
	Other Securities^	6,897,715	0.4%

	Total	37,831,030

Wyoming (0.1%)
	Other Securities^	$2,261,652	0.1%

	Total	2,261,652

	Total Long-Term Fixed Income (cost $1,481,397,739)	1,521,704,370

Principal Amount	Short-Term Investments (<0.1%)[e]	Value	% of Net Assets
	Other Securities^	299,957	<0.1%

	Total Short-Term Investments(cost$299,959)	299,957

	Total Investments (cost $1,481,697,698) 98.9%	$1,522,004,327

	Other Assets and Liabilities, Net 1.1%	16,267,443

	Total Net Assets 100.0%	$1,538,271,770

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a

Denotes variable rate securities. The rate shown is as of April 30, 2018. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

b

To reduce certain risks associated with securities issued by municipalities, which may include but are not limited to economic development in a specific industry or municipality, the principal and/or interest payments are guaranteed by the bond insurance company or government agency identified.

c

Denotes securities that have been pre-refunded or escrowed to maturity. Under such an arrangement, money is deposited into an irrevocable escrow account and is used to purchase U.S. Treasury securities or government agency securities with maturing principal and interest earnings sufficient to pay all debt service requirements of the pre-refunded bonds.

d	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of April 30, 2018.
e	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Municipal Bond Fund held restricted securities as of April 30, 2018. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. As of April 30, 2018, the value of these investments was $3,249,285 or 0.2% of total net assets.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MUNICIPAL BOND FUND

Summary Schedule of Investments as of April 30, 2018

(unaudited)

Definitions:

AGC	-	Assured Guaranty, Ltd
AGM	-	Assured Guaranty Municipal Corporation
AMT	-	Subject to Alternative Minimum Tax
Auth.	-	Authority
Fac.	-	Facility/Facilities
FGIC	-	Federal Guaranty Insurance Company
G.O.	-	General Obligation
NATL-RE	-	National Public Finance Guarantee Corporation
PSF-GTD	-	Permanent School Fund Guarantee Program
Refg.	-	Refunding
Rev.	-	Revenue
Ser.	-	Series

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$57,293,847
Gross unrealized depreciation	(17,037,885)

Net unrealized appreciation (depreciation)	$40,255,962

Cost for federal income tax purposes	$1,404,987,395

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 30, 2018, in valuing Municipal Bond Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Long-Term Fixed Income
Education	200,257,156	–	200,257,156	–
Electric Revenue	50,602,318	–	50,602,318	–
Escrowed/Pre-refunded	307,493,500	–	307,493,500	–
General Obligation	138,043,479	–	138,043,479	–
Health Care	235,253,083	–	235,253,083	–
Housing Finance	21,735,234	–	21,735,234	–
Industrial Development Revenue	19,607,595	–	19,607,595	–
Other Revenue	118,819,304	–	118,819,304	–
Tax Revenue	98,721,351	–	98,721,351	–
Transportation	246,511,426	–	246,511,426	–
Water & Sewer	84,659,924	–	84,659,924	–
Short-Term Investments	299,957	–	299,957	–

Total Investments at Value	$1,522,004,327	$–	$1,522,004,327	$–

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	151,613	151,613	–	–

Total Asset Derivatives	$151,613	$151,613	$–	$–

There were no significant transfers between Levels during the period ended April 30, 2018. Transfers between Levels are identified as of the end of the period.

The following table presents Municipal Bond Fund’s futures contracts held as of April 30, 2018. Investments and/or cash totaling $299,957 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/ (Short)	Expiration Date	Notional Principal Amount	Value and Unrealized
2-Yr. U.S. Treasury Bond Futures	(362)	June 2018	($76,912,583)	$151,613

Total Futures Short Contracts			($76,912,583)	$151,613

Total Futures Contracts			($76,912,583)	$151,613

The accompanying Notes to Financial Statements are an integral part of this schedule.

MUNICIPAL BOND FUND

Summary Schedule of Investments as of April 30, 2018

(unaudited)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of April 30, 2018, for Municipal Bond Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$151,613
Total Interest Rate Contracts		151,613

Total Asset Derivatives		$151,613

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended April 30, 2018, for Municipal Bond Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	151,613

Total Interest Rate Contracts		151,613

Total		$151,613

The following table presents Municipal Bond Fund’s average volume of derivative activity during the period ended April 30, 2018.

Derivative Risk Category	Average Notional Value

Interest Rate Contracts
Futures - Short	$22,514,344

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS FUND

Summary Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Bank Loans (31.7%)	Value	% of Net Assets
Basic Materials (2.7%)
	Ineos US Finance, LLC, Term Loan
$3,311,700	3.901%, (LIBOR 1M + 2.000%), 3/31/2024[a,b]	$3,320,443	0.6%
	Other Securities^	11,593,106	2.1%

	Total	14,913,549

Capital Goods (1.6%)
	Advanced Disposal Services, Inc., Term Loan
1,882,152	3.998%, (LIBOR 1W + 2.250%), 11/10/2023[a,b]	1,893,125	0.3%
	Cortes NP Intermediate Holding II Corporation, Term Loan
2,710,557	5.887%, (LIBOR 1M + 4.000%), 11/30/2023[a,b]	2,706,030	0.5%
	Navistar, Inc., Term Loan
1,940,137	5.400%, (LIBOR 1M + 3.500%), 11/3/2024[a,b]	1,951,061	0.4%
	Sterigenics-Nordion Holdings, LLC, Term Loan
2,277,000	4.901%, (LIBOR 1M + 3.000%), 5/15/2022[a,b]	2,288,385	0.4%

	Total	8,838,601

Communications Services (9.8%)
	Cengage Learning Acquisitions, Term Loan
2,186,793	6.147%, (LIBOR 1M + 4.250%), 6/7/2023[a,b]	1,953,091	0.4%
	CenturyLink, Inc., Term Loan
3,192,000	4.651%, (LIBOR 1M + 2.750%), 1/31/2025[a,b]	3,142,779	0.6%
	Charter Communications Operating, LLC, Term Loan
1,900,238	3.910%, (LIBOR 1M + 2.000%), 4/13/2025[a,b]	1,907,705	0.3%
	Frontier Communications Corporation, Term Loan
1,910,562	5.660%, (LIBOR 1M + 3.750%), 6/1/2024[a,b]	1,886,088	0.3%
	Level 3 Financing, Inc., Term Loan
2,765,000	4.148%, (LIBOR 1M + 2.250%), 2/22/2024[a,b]	2,776,530	0.5%
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
2,275,000	5.848%, (LIBOR 3M + 3.500%), 1/7/2022[a,b]	2,201,062	0.4%
	McGraw-Hill Global Education Holdings, LLC, Term Loan
3,257,998	5.901%, (LIBOR 1M + 4.000%), 5/4/2022[a,b]	3,190,818	0.6%
	NEP/NCP Holdco, Inc., Term Loan
2,316,480	5.552%, (LIBOR 3M + 3.250%), 7/21/2022[a,b]	2,317,939	0.4%
	Radiate Holdco, LLC, Term Loan
4,009,874	4.901%, (LIBOR 1M + 3.000%), 2/1/2024[a,b]	3,965,405	0.7%
	Sable International Finance, Ltd., Term Loan
4,780,000	5.151%, (LIBOR 1M + 3.250%), 2/6/2026[a,b]	4,809,875	0.9%
	Sinclair Television Group, Inc., Term Loan
3,310,000	0.000%, (LIBOR 3M + 2.500%), 12/12/2024[a,b,c,d]	3,323,803	0.6%
	Sprint Communications, Inc., Term Loan
3,257,100	4.438%, (LIBOR 1M + 2.500%), 2/2/2024[a,b]	3,265,243	0.6%
	Unitymedia Finance, LLC, Term Loan
1,840,000	4.147%, (LIBOR 1M + 2.250%), 1/20/2026[a,b]	1,836,228	0.3%
	Univision Communications, Inc., Term Loan
1,880,418	4.651%, (LIBOR 1M + 2.750%), 3/15/2024[a,b]	1,853,227	0.3%
	Virgin Media Bristol, LLC, Term Loan
2,410,000	4.397%, (LIBOR 1M + 2.500%), 1/31/2026[a,b]	2,420,291	0.4%
	Other Securities^	12,884,197	2.5%

	Total	53,734,281

Consumer Cyclical (4.4%)
	Burlington Coat Factory Warehouse Corporation, Term Loan
1,855,675	4.410%, (LIBOR 1M + 2.500%), 11/9/2024[a,b]	1,862,634	0.3%
	Golden Entertainment, Inc., Term Loan
2,618,437	4.910%, (LIBOR 1M + 3.000%), 8/15/2024[a,b]	2,638,076	0.5%
	Golden Nugget, Inc., Term Loan
2,108,930	4.648%, (LIBOR 1M + 2.750%), 10/4/2023[a,b]	2,125,886	0.4%
	Mohegan Tribal Gaming Authority, Term Loan
2,074,558	5.901%, (LIBOR 1M + 4.000%), 10/13/2023[a,b]	2,057,712	0.4%
	Scientific Games International, Inc., Term Loan
4,300,000	4.726%, (LIBOR 2M + 2.750%), 8/14/2024[a,b]	4,324,854	0.8%
	Stars Group Holdings BV, Term Loan
3,698,757	5.325%, (LIBOR 3M + 3.000%), 3/29/2025[a,b]	3,710,630	0.7%
	Other Securities^	7,620,277	1.3%

	Total	24,340,069

Consumer Non-Cyclical (5.5%)
	Air Medical Group Holdings, Inc., Term Loan
4,224,413	5.128%, (LIBOR 1M + 3.250%), 4/28/2022[a,b]	4,243,422	0.8%

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS FUND

Summary Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Bank Loans (31.7%)	Value	% of Net Assets
Consumer Non-Cyclical (5.5%) - continued
	Endo Luxembourg Finance Company I SARL., Term Loan
$2,582,320	6.188%, (LIBOR 1M + 4.250%), 4/27/2024[a,b]	$2,566,181	0.5%
	JBS USA LUX SA, Term Loan
3,182,850	4.678%, (LIBOR 3M + 2.500%), 10/30/2022[a,b]	3,178,203	0.6%
	Mallinckrodt International Finance SA, Term Loan
3,145,000	4.820%, (LIBOR 3M + 3.000%), 9/24/2024[a,b]	3,138,710	0.6%
	Ortho-Clinical Diagnostics, Inc., Term Loan
1,828,952	5.650%, (LIBOR 1M + 3.750%), 6/30/2021[a,b]	1,840,383	0.3%
	Valeant Pharmaceuticals International, Inc., Term Loan
2,845,956	5.394%, (LIBOR 1M + 3.500%), 4/1/2022[a,b]	2,876,209	0.5%
	Other Securities^	12,459,736	2.2%

	Total	30,302,844

Energy (1.4%)
	Houston Fuel Oil Terminal, LLC, Term Loan
1,980,291	5.800%, (LIBOR 3M + 3.500%), 8/19/2021[a,b]	1,998,866	0.4%
	McDermott Technology (Americas), Inc., Term Loan
2,452,500	0.000%, (LIBOR 3M + 5.000%), 4/4/2025[a,b,c,d]	2,433,346	0.5%
	Other Securities^	3,228,603	0.5%

	Total	7,660,815

Financials (2.1%)
	ASP AMC Merger Sub, Inc., Term Loan
2,635,619	5.802%, (LIBOR 3M + 3.500%), 4/13/2024[a,b]	2,643,025	0.5%
	Avolon TLB Borrower 1 US, LLC, Term Loan
2,228,163	4.147%, (LIBOR 1M + 2.250%), 4/3/2022[a,b]	2,231,572	0.4%
	Digicel International Finance, Ltd., Term Loan
2,573,535	5.610%, (LIBOR 3M + 3.250%), 5/10/2024[a,b]	2,568,182	0.4%
	Other Securities^	4,187,991	0.8%

	Total	11,630,770

Technology (2.9%)
	First Data Corporation, Term Loan
4,065,000	4.147%, (LIBOR 1M + 2.250%), 4/26/2024[a,b]	4,078,780	0.8%
	Harland Clarke Holdings Corporation, Term Loan
2,385,877	7.052%, (LIBOR 3M + 4.750%), 10/31/2023[a,b]	2,403,771	0.4%
	Rackspace Hosting, Inc., Term Loan
2,229,232	4.787%, (LIBOR 3M + 3.000%), 11/3/2023[a,b]	2,222,723	0.4%
	Western Digital Corporation, Term Loan
2,498,621	3.900%, (LIBOR 1M + 2.000%), 4/29/2023[a,b]	2,512,014	0.5%
	Other Securities^	4,553,070	0.8%

	Total	15,770,358

Transportation (0.6%)
	Arctic LNG Carriers, Ltd., Term Loan
2,967,575	6.400%, (LIBOR 1M + 4.500%), 5/18/2023[a,b]	2,982,413	0.5%
	Other Securities^	433,987	0.1%

	Total	3,416,400

Utilities (0.7%)
	Other Securities^	3,687,483	0.7%

	Total	3,687,483

	Total Bank Loans (cost $175,703,151)	174,295,170

Principal Amount	Long-Term Fixed Income (46.9%)	Value	% of Net Assets
Asset-Backed Securities (4.6%)
	Other Securities^	25,680,532	4.6%

	Total	25,680,532

Basic Materials (1.5%)
	Other Securities^	8,143,477	1.5%

	Total	8,143,477

Capital Goods (1.7%)
	Other Securities^	9,395,606	1.7%

	Total	9,395,606

Collateralized Mortgage Obligations (7.4%)
	Other Securities^	40,570,008	7.4%

	Total	40,570,008

Communications Services (2.4%)
	Other Securities^	13,342,300	2.4%

	Total	13,342,300

Consumer Cyclical (3.0%)
	Other Securities^	16,320,745	3.0%

	Total	16,320,745

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS FUND

Summary Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (46.9%)	Value	% of Net Assets
Consumer Non-Cyclical (2.5%)
	Other Securities^	$13,510,610	2.5%

	Total	13,510,610

Energy (2.9%)
	Other Securities^	15,828,890	2.9%

	Total	15,828,890

Financials (5.8%)
	Other Securities^	32,168,185	5.8%

	Total	32,168,185

Mortgage-Backed Securities (11.9%)
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
7,075,000	4.000%, 5/1/2048[d]	7,204,339	1.3%
	Federal National Mortgage Association Conventional 15- Yr. Pass Through
3,300,000	3.500%, 5/1/2030[d]	3,337,640	0.6%
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
12,200,000	3.000%, 5/1/2048[d]	11,757,750	2.1%
19,000,000	3.500%, 5/1/2048[d]	18,851,563	3.4%
13,737,500	4.000%, 5/1/2048[d]	13,984,346	2.6%
9,925,000	4.500%, 5/1/2048[d]	10,331,305	1.9%

	Total	65,466,943

Real Estate (<0.1%)
	Other Securities^	221,194	<0.1%

	Total	221,194

Technology (1.6%)
	Other Securities^	8,795,314	1.6%

	Total	8,795,314

Transportation (0.4%)
	Other Securities^	2,146,928	0.4%

	Total	2,146,928

Utilities (1.2%)
	Other Securities^	6,682,521	1.2%

	Total	6,682,521

	Total Long-Term Fixed Income (cost $257,869,969)	258,273,253

Shares	Registered Investment Companies (16.6%)	Value	% of Net Assets
Affiliated Fixed Income Holdings (14.3%)
8,356,104	Thrivent Core Emerging Markets Debt Fund	$78,547,373	14.3%

	Total	78,547,373

Equity Funds/Exchange Traded Funds (0.2%)
	Other Securities^	831,503	0.2%

	Total	831,503

Fixed Income Funds/Exchange Traded Funds (2.1%)
175,500	PowerShares Senior Loan Portfolio	4,055,805	0.7%
39,445	Vanguard Short-Term Corporate Bond ETF	3,083,021	0.6%
	Other Securities^	4,310,834	0.8%

	Total	11,449,660

	Total Registered Investment Companies (cost $93,538,962)	90,828,536

Shares	Preferred Stock (1.4%)	Value	% of Net Assets
Consumer Staples (0.1%)
	Other Securities^	392,368	0.1%

	Total	392,368

Energy (0.2%)
	Other Securities^	1,061,350	0.2%

	Total	1,061,350

Financials (1.1%)
	Other Securities^	6,115,981	1.1%
	Total	6,115,981

	Total Preferred Stock (cost $7,320,097)	7,569,699

Shares	Common Stock (0.7%)	Value	% of Net Assets

Energy (0.1%)
	Other Securities^	831,787	0.1%

	Total	831,787

Financials (0.3%)
	Other Securities^	1,836,970	0.3%

	Total	1,836,970

Materials (0.2%)
	Other Securities^	869,029	0.2%

	Total	869,029

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS FUND

Summary Schedule of Investments as of April 30, 2018

(unaudited)

Shares	Common Stock (0.7%)	Value	% of Net Assets
Utilities (0.1%)
	Other Securities^	$383,428	0.1%

	Total	383,428

	Total Common Stock (cost $2,625,063)	3,921,214

Shares	Collateral Held for Securities Loaned (0.7%)	Value	% of Net Assets
3,721,888	Thrivent Cash Management Trust	3,721,888	0.7%

	Total Collateral Held for Securities Loaned (cost $3,721,888)	3,721,888

Shares or Principal Amount	Short-Term Investments (16.5%)	Value	% of Net Assets
8,988,178	Thrivent Core Short-Term Reserve Fund 2.120%	89,881,784	16.3%
	Other Securities^	962,386	0.2%

	Total Short-Term Investments (cost $90,844,273)	90,844,170

	Total Investments (cost $631,623,403) 114.5%	$629,453,930

	Other Assets and Liabilities, Net (14.5%)	(79,729,813)

	Total Net Assets 100.0%	$549,724,117

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b

Denotes variable rate securities. The rate shown is as of April 30, 2018. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

c	All or a portion of the loan is unfunded.
d	Denotes investments purchased on a when-issued or delayed delivery basis.

Opportunity Income Plus Fund held restricted securities as of April 30, 2018. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. As of April 30, 2018, the value of these investments was $21,168,893 or 3.9% of total net assets.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Opportunity Income Plus Fund as of April 30, 2018:

Securities Lending Transactions

Taxable Debt Security	$3,576,029

Total lending	$3,576,029
Gross amount payable upon return of collateral for securities loaned	$3,721,888

Net amounts due to counterparty	$145,859

Definitions:

ETF	- Exchange Traded Fund
Ser.	- Series

Reference Rate Index:

LIBOR 1W	- ICE Libor USD Rate 1 Week
LIBOR 1M	- ICE Libor USD Rate 1 Month
LIBOR 2M	- ICE Libor USD Rate 2 Month
LIBOR 3M	- ICE Libor USD Rate 3 Month

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation	$7,254,718
Gross unrealized depreciation	(8,752,225)

Net unrealized appreciation (depreciation)	$(1,497,507)

Cost for federal income tax purposes	$610,223,459

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS FUND

Summary Schedule of Investments as of April 30, 2018

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 30, 2018, in valuing Opportunity Income Plus Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Bank Loans
Basic Materials	14,913,549	–	12,701,139	2,212,410
Capital Goods	8,838,601	–	8,838,601	–
Communications Services	53,734,281	–	53,327,106	407,175
Consumer Cyclical	24,340,069	–	23,413,946	926,123
Consumer Non-Cyclical	30,302,844	–	30,302,844	–
Energy	7,660,815	–	7,660,815	–
Financials	11,630,770	–	11,168,376	462,394
Technology	15,770,358	–	15,770,358	–
Transportation	3,416,400	–	2,982,413	433,987
Utilities	3,687,483	–	1,729,482	1,958,001

Long-Term Fixed Income
Asset-Backed Securities	25,680,532	–	23,782,844	1,897,688
Basic Materials	8,143,477	–	8,143,477	–
Capital Goods	9,395,606	–	9,395,606	–
Collateralized Mortgage Obligations	40,570,008	–	40,570,008	–
Communications Services	13,342,300	–	13,342,300	–
Consumer Cyclical	16,320,745	–	16,320,745	–
Consumer Non-Cyclical	13,510,610	–	13,510,610	–
Energy	15,828,890	–	15,828,890	–
Financials	32,168,185	–	32,168,185	–
Mortgage-Backed Securities	65,466,943	–	65,466,943	–
Real Estate	221,194	–	221,194	–
Technology	8,795,314	–	8,795,314	–
Transportation	2,146,928	–	2,146,928	–
Utilities	6,682,521	–	6,682,521	–

Registered Investment Companies
Fixed Income Funds/Exchange Traded Funds	11,449,660	11,449,660	–	–
Equity Funds/Exchange Traded Funds	831,503	831,503	–	–

Preferred Stock
Consumer Staples	392,368	392,368	–	–
Energy	1,061,350	800,100	–	261,250
Financials	6,115,981	4,061,071	2,054,910	–

Common Stock
Energy	831,787	831,787	–	–
Financials	1,836,970	1,836,970	–	–
Materials	869,029	869,029	–	–
Utilities	383,428	383,428	–	–
Short-Term Investments	962,386	–	962,386	–

Subtotal Investments in Securities	$457,302,885	$21,455,916	$427,287,941	$8,559,028

Other Investments *	Total
Affiliated Registered Investment Companies	78,547,373
Short-Term Investments	89,881,784
Collateral Held for Securities Loaned	3,721,888

Subtotal Other Investments	$172,151,045

Total Investments at Value	$629,453,930

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS FUND

Summary Schedule of Investments as of April 30, 2018

(unaudited)

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	418,759	418,759	–	–

Total Asset Derivatives	$418,759	$418,759	$–	$–

Liability Derivatives
Futures Contracts	107,317	107,317	–	–

Total Liability Derivatives	$107,317	$107,317	$–	$–

There were no significant transfers between Levels during the period ended April 30, 2018. Transfers between Levels are identified as of the end of the period.

The following table presents Opportunity Income Plus Fund’s futures contracts held as of April 30, 2018. Investments and/or cash totaling $697,409 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized
10-Yr. U.S. Treasury Bond Futures	171	June 2018	$20,556,266	($100,391)
20-Yr. U.S. Treasury Bond Futures	10	June 2018	1,428,861	9,577
CME Ultra Long Term U.S. Treasury Bond	26	June 2018	4,028,461	56,789

Total Futures Long Contracts			$26,013,588	($34,025)

2-Yr. U.S. Treasury Bond Futures	(163)	June 2018	($34,631,909)	$68,268
5-Yr. U.S. Treasury Bond Futures	(19)	June 2018	(2,164,160)	7,511
CME E-mini S&P 500 Index	(60)	June 2018	(8,217,615)	276,614
Ultra 10-Yr. U.S. Treasury Note	(16)	June 2018	(2,039,324)	(6,926)

Total Futures Short Contracts			($47,053,008)	$345,467

Total Futures Contracts			($21,039,420)	$311,442

Reference Description:

CME	- Chicago Mercantile Exchange
S&P	- Standard & Poor’s

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of April 30, 2018, for Opportunity Income Plus Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$276,614
Total Equity Contracts		276,614

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	142,145
Total Interest Rate Contracts		142,145

Total Asset Derivatives		$418,759

Liability Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	107,317
Total Interest Rate Contracts		107,317

Total Liability Derivatives		$107,317

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS FUND

Summary Schedule of Investments as of April 30, 2018

(unaudited)

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended April 30, 2018, for Opportunity Income Plus Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Options Written	Net realized gains/(losses) on Written option contracts	17,187
Futures	Net realized gains/(losses) on Futures contracts	55,913

Total Interest Rate Contracts		73,100

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(1,377,231)

Total Equity Contracts		(1,377,231)

Total		($1,304,131)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended April 30, 2018, for Opportunity Income Plus Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	930,114

Total Equity Contracts		930,114

Interest Rate Contracts
Options Written	Change in net unrealized appreciation/(depreciation) on Written option contracts	(18,956)
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	24,279

Total Interest Rate Contracts		5,323

Total		$935,437

The following table presents Opportunity Income Plus Fund’s average volume of derivative activity during the period ended April 30, 2018.

Derivative Risk Category	Average Notional Value
Equity Contracts
Futures - Short	$12,376,764
Interest Rate Contracts
Futures - Long	20,130,600
Futures - Short	42,327,010
Written Options	1,475,788

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands) for the fiscal year to date, in Opportunity Income Plus Fund, is as follows:

Fund	Value 10/31/2017	Gross Purchases	Gross Sales	Shares Held at 4/30/2018	Value 4/30/2018	% of Net Assets 4/30/2018
Affiliated Fixed Income Holdings
Core Emerging Markets Debt	$1,106	$78,907	$ –	8,356	$78,547	14.3%

Total Affiliated Fixed Income Holdings	1,106				78,547	14.3

Affiliated Short-Term Investments
Core Short-Term Reserve, 2.120%	88,217	130,688	129,023	8,988	89,882	16.3

Total Affiliated Short-Term Investments	88,217				89,882	16.3

Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	5,427	15,757	17,462	3,722	3,722	0.7

Total Collateral Held for Securities Loaned	5,427				3,722	0.7

Total Value	$94,750				$172,151

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS FUND

Summary Schedule of Investments as of April 30, 2018

(unaudited)

Fund	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)		Distributions of Realized Capital Gains	Income Earned 11/1/2017 -4/30/2018
Affiliated Fixed Income Holdings
Core Emerging Markets Debt	$–		$(1,465)	$–	$609
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.120%	–	–		1	759
Total Income from Affiliated Investments					$1,368
Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	–	–		–	8
Total Affiliated Income from Securities Loaned, Net					$8
Total	$–		$(1,465)	$1

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER EMERGING MARKETS EQUITY FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Shares	Common Stock (91.2%)	Value
Brazil (11.8%)
45,000	Ambev SA	$299,555
50,860	Banco Bradesco SA ADR	498,428
15,800	BRF SAa	112,077
25,100	Lojas Renner SA	232,858
8,600	Multiplan Empreendimentos Imobiliarios SA	162,441
14,026	Ultrapar Participacoes SA	243,109
29,200	Vale SA ADR	404,128

	Total	1,952,596

Cayman Islands (7.2%)
72,000	China Resources Land, Ltd.	270,412
18,800	Tencent Holdings, Ltd.	924,263

	Total	1,194,675

Chile (2.4%)
5,800	Banco Santander Chile SA ADR	191,574
20,500	S.A.C.I. Falabella	198,351

	Total	389,925

China (8.7%)
24,000	China International Travel Service Corporation, Ltd.	195,845
41,696	Hangzhou Hikvision Digital Technology Company, Ltd.	252,084
2,899	Kweichow Moutai Company, Ltd.	301,316
24,600	Midea Group Company, Ltd.	199,645
28,000	Ping An Insurance Company of China, Ltd.	273,599
26,497	Shanghai International Airport Company, Ltd.	207,729

	Total	1,430,218

Hong Kong (7.1%)
48,000	AIA Group, Ltd.	428,986
35,000	China Mobile, Ltd.	333,427
63,000	Hang Lung Group, Ltd.	190,292
7,044	Hong Kong Exchanges and Clearing, Ltd.	228,187

	Total	1,180,892

Hungary (0.9%)
7,200	Richter Gedeon Nyrt	145,387

	Total	145,387

India (14.1%)
12,000	Aditya Birla Capital, Ltd.[a]	28,566
17,500	Aditya Birla Capital, Ltd. GDR[a]	41,888
2,000	Grasim Industries, Ltd.	32,640
12,500	Grasim Industries, Ltd. GDR	203,750
4,053	Hero Motocorp, Ltd.	225,984
10,800	Hindustan Unilever, Ltd.	243,254
19,720	Housing Development Finance Corporation	555,347
33,000	ITC, Ltd.	138,810
38,720	ITC, Ltd. GDR	164,173
12,329	Kotak Mahindra Bank, Ltd.	223,148
5,036	Tata Consultancy Services, Ltd.	265,834
600	Ultra Tech Cement, Ltd.	36,820
2,600	Ultra Tech Cement, Ltd. GDR	160,069

	Total	2,320,283

Indonesia (4.3%)
627,400	Astra International Tbk PT	321,120
119,400	Indocement Tunggal Prakarsa Tbk PT	151,102
146,300	PT Bank Central Asia Tbk	231,342

	Total	703,564

Malaysia (1.4%)
38,100	Public Bank Berhad	230,542

	Total	230,542

Mexico (5.2%)
3,600	Fomento Economico Mexicano SAB de CV ADR	347,976
12,400	Grupo Aeroportuario del Sureste, SAB de CVa	222,453
45,400	Grupo Financiero Banorte SAB de CV ADR	283,925

	Total	854,354

Philippines (3.7%)
8,100	Ayala Corporation	150,668
255,000	Ayala Land, Inc.	200,377
125,125	Bank of the Philippine Islands	253,258

	Total	604,303

Poland (0.9%)
4,400	Bank Pekao SA	146,022

	Total	146,022

Portugal (0.7%)
6,500	Jeronimo Martins SGPS SA	113,990

	Total	113,990

Russia (2.2%)
3,237	Lukoil ADR	215,764
2,000	Magnit PJSC	155,334

	Total	371,098

South Africa (3.8%)
13,600	Massmart Holdings, Ltd.	181,613
21,900	MTN Group, Ltd.	220,037
27,800	Truworths International, Ltd.	227,281

	Total	628,931

South Korea (3.6%)
329	Amorepacific Corporation	54,797
1,066	Amorepacific Group	142,053
464	LG Chem, Ltd.	155,314
371	NAVER Corporation	247,399

	Total	599,563

Taiwan (4.7%)
101,000	Taiwan Semiconductor Manufacturing Company, Ltd.	769,352

	Total	769,352

Thailand (3.2%)
20,400	Siam Cement pcl	301,885
56,700	Siam Commercial Bank pcl	234,858

	Total	536,743

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER EMERGING MARKETS EQUITY FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Shares	Common Stock (91.2%)	Value
Turkey (2.4%)
48,800	Akbank TAS	$101,537
11,500	BIM Birlesik Magazalar AS	195,393
45,200	Turkiye Garanti Bankasi AS	102,352

	Total	399,282

United Kingdom (0.8%)
12,546	Standard Chartered plc	131,784

	Total	131,784

United States (2.1%)
7,980	Yum China Holding, Inc.	341,225

	Total	341,225

	Total Common Stock (cost $13,873,983)	15,044,729

Shares	Preferred Stock (6.0%)
South Korea (6.0%)
500	Samsung Electronics Company, Ltd.[b]	994,198

	Total	994,198

	Total Preferred Stock (cost $642,466)	994,198

Shares or Principal Amount	Short-Term Investments (2.4%)
39,790	Thrivent Core Short-Term Reserve Fund 2.120%	397,902

	Total Short-Term Investments (cost $397,903)	397,902

	Total Investments (cost $14,914,352) 99.6%	$16,436,829

	Other Assets and Liabilities, Net 0.4%	71,319

	Total Net Assets 100.0%	$16,508,148

a	Non-income producing security.
b	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.

Definitions:

ADR -	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
GDR -	Global Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing depository bank from more than one country.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$2,365,212
Gross unrealized depreciation	(906,013)

Net unrealized appreciation (depreciation)	$1,459,199

Cost for federal income tax purposes	$14,977,630

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER EMERGING MARKETS EQUITY FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 30, 2018, in valuing Partner Emerging Markets Equity Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	1,942,309	341,225	1,601,084	–
Consumer Staples	2,450,341	347,976	2,102,365	–
Energy	458,873	–	458,873	–
Financials	4,336,011	731,890	3,604,121	–
Health Care	145,387	–	145,387	–
Industrials	700,594	–	700,594	–
Information Technology	2,206,848	–	2,206,848	–
Materials	1,697,792	564,197	1,133,595	–
Real Estate	553,110	–	553,110	–
Telecommunications Services	553,464	–	553,464	–

Preferred Stock
Information Technology	994,198	–	–	994,198

Subtotal Investments in Securities	$16,038,927	$1,985,288	$13,059,441	$994,198

Other Investments *	Total
Short-Term Investments	397,902

Subtotal Other Investments	$397,902

Total Investments at Value	$16,436,829

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Partner Emerging Markets Equity Fund as discussed in the Notes to Schedule of Investments.

Investments in Securities	Beginning Value 11/1/2017	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation) *	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Ending Value 4/30/2018
Common Stock
Information Technology	–	–	303,216	–	–	690,982	–	994,198

Total	$–	$–	$303,216	$–	$–	$690,982	$–	$994,198

*	Includes the change in net unrealized appreciation/(depreciation) on Level 3 securities held on April 30, 2018 of $9,999.

The reporting entity’s Common Stock Information Technology Level 3 security’s fair value is calculated using the last trade price per the established policies and procedures of the reporting entity. A significant increase or decrease in the inputs in isolation would result in a significantly lower or higher fair value measurement.

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER EMERGING MARKETS EQUITY FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Fund. Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands) for the fiscal year to date, in Partner Emerging Markets Equity Fund, is as follows:

Fund	Value 10/31/2017	Gross Purchases	Gross Sales	Shares Held at 4/30/2018	Value 4/30/2018	% of Net Assets 4/30/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.120%	$289	$2,508	$2,399	40	$398	2.4%

Total Affiliated Short-Term Investments	289				398	2.4

Collateral Held for Securities Loaned
Cash Management Trust-Collateral Investment	—	746	746	–	–	–

Total Value	$289				$398

Fund	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 11/1/2017 - 4/30/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.120%	$–	$–	$0	$3

Total Income from Affiliated Investments				$3

Total	$–	$–	$0

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION FUND

Summary Schedule of Investments as of April 30, 2018

(unaudited)

Shares	Common Stock (87.5%)	Value	% of Net Assets
Australia (4.2%)
243,703	Australia & New Zealand
	Banking Group, Ltd.	$4,898,952	0.5%
29,737	CSL, Ltd.	3,808,972	0.4%
	Other Securities^	30,444,976	3.3%

	Total	39,152,900

Austria (0.9%)
76,023	OMV AG	4,708,484	0.5%
	Other Securities^	3,633,972	0.4%

	Total	8,342,456

Belgium (0.5%)
	Other Securities^	5,049,562	0.5%

	Total	5,049,562

Bermuda (<0.1%)
	Other Securities^	109,167	<0.1%

	Total	109,167

Brazil (1.7%)
422,646	Banco Bradesco SA ADR	4,141,934	0.4%
	Other Securities^	11,725,687	1.3%

	Total	15,867,621

Canada (2.5%)
42,748	Canadian National Railway
	Company	3,301,779	0.4%
	Other Securities^	20,384,451	2.1%

	Total	23,686,230

Cayman Islands (1.4%)
156,500	Tencent Holdings, Ltd.	7,693,998	0.8%
	Other Securities^	5,500,222	0.6%

	Total	13,194,220

Chile (0.3%)
	Other Securities^	3,130,716	0.3%

	Total	3,130,716

China (1.3%)
	Other Securities^	12,303,778	1.3%

	Total	12,303,778

Denmark (1.4%)
128,506	Novo Nordisk AS	6,043,373	0.6%
	Other Securities^	7,449,472	0.8%

	Total	13,492,845

Faroe Islands (0.1%)
	Other Securities^	682,789	0.1%

	Total	682,789

Finland (1.1%)
221,482	UPM-Kymmene Oyj	7,902,824	0.8%
	Other Securities^	2,459,733	0.3%

	Total	10,362,557

France (5.3%)
167,788	AXA SA	4,798,504	0.5%
46,824	BNP Paribas SA	3,614,777	0.4%
24,206	Capgemini SA	3,329,915	0.4%
7,284	Kering SA	4,213,763	0.5%
14,358	LVMH Moet Hennessy Louis Vuitton SE	4,996,751	0.5%
30,575	Safran SA	3,586,142	0.4%
90,878	Total SA	5,711,833	0.6%
	Other Securities^	19,409,647	2.0%

	Total	49,661,332

Germany (5.6%)
24,435	Allianz SE	5,779,453	0.6%
93,728	BASF SE	9,751,773	1.0%
37,239	Bayer AG	4,450,784	0.5%
	Other Securities^	32,461,043	3.5%

	Total	52,443,053

Hong Kong (2.2%)
394,000	AIA Group, Ltd.	3,521,257	0.4%
225,000	Sun Hung Kai Properties, Ltd.	3,623,500	0.4%
	Other Securities^	13,506,666	1.4%

	Total	20,651,423

Hungary (0.1%)
	Other Securities^	1,118,870	0.1%

	Total	1,118,870

India (2.0%)
163,362	Housing Development Finance Corporation	4,600,536	0.5%
	Other Securities^	14,171,896	1.5%

	Total	18,772,432

Indonesia (0.6%)
	Other Securities^	6,058,917	0.6%

	Total	6,058,917

Ireland (0.2%)
	Other Securities^	1,593,365	0.2%

	Total	1,593,365

Israel (0.1%)
	Other Securities^	619,371	0.1%

	Total	619,371

Italy (2.6%)
	Other Securities^	24,807,188	2.6%

	Total	24,807,188

Japan (19.5%)
319,000	Honda Motor Company, Ltd.	10,969,121	1.2%
146,800	Japan Tobacco, Inc.	3,946,160	0.4%
6,800	Keyence Corporation	4,146,501	0.4%
2,211,500	Mizuho Financial Group, Inc.	4,001,127	0.4%
7,900	Nintendo Company, Ltd.	3,319,395	0.4%
70,691	Nippon Telegraph & Telephone Corporation	3,354,655	0.3%
866,878	Nissan Motor Company, Ltd.	9,119,964	1.0%

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION FUND

Summary Schedule of Investments as of April 30, 2018

(unaudited)

Shares	Common Stock (87.5%)	Value	% of Net Assets
Japan (19.5%) - continued
221,600	Osaka Gas Company, Ltd.	$4,771,929	0.5%
377,400	Sumitomo Electric Industries, Ltd.	5,777,645	0.6%
157,500	Tokyo Gas Company, Ltd.	4,226,564	0.5%
	Other Securities^	129,177,337	13.8%

	Total	182,810,398

Jersey (<0.1%)
	Other Securities^	166,226	<0.1%

	Total	166,226

Luxembourg (0.3%)
	Other Securities^	2,404,565	0.3%

	Total	2,404,565

Malaysia (0.2%)
	Other Securities^	1,854,623	0.2%

	Total	1,854,623

Mexico (0.8%)
	Other Securities^	7,001,055	0.8%

	Total	7,001,055

Netherlands (3.4%)
199,356	ABN AMRO Group NVa	6,182,268	0.6%
108,099	Unilever NV	6,197,154	0.7%
	Other Securities^	19,265,707	2.1%

	Total	31,645,129

New Zealand (0.1%)
	Other Securities^	884,040	0.1%

	Total	884,040

Norway (2.1%)
425,300	DnB ASA	7,953,685	0.9%
248,636	Telenor ASA	5,503,285	0.6%
	Other Securities^	6,585,943	0.6%

	Total	20,042,913

Philippines (0.5%)
	Other Securities^	4,827,154	0.5%

	Total	4,827,154

Poland (0.1%)
	Other Securities^	1,158,157	0.1%

	Total	1,158,157

Portugal (0.5%)
	Other Securities^	4,275,175	0.5%

	Total	4,275,175

Russia (0.3%)
	Other Securities^	3,123,766	0.3%

	Total	3,123,766

Singapore (0.5%)
	Other Securities^	$4,266,868	0.5%

	Total	4,266,868

South Africa (0.6%)
	Other Securities^	5,405,375	0.6%

	Total	5,405,375

South Korea (0.5%)
	Other Securities^	4,705,702	0.5%

	Total	4,705,702

Spain (1.8%)
177,649	Repsol SA	3,390,039	0.4%
	Other Securities^	13,822,221	1.4%

	Total	17,212,260

Sweden (2.5%)
304,778	Svenska Cellulosa AB SCA	3,375,316	0.4%
	Other Securities^	20,281,532	2.1%

	Total	23,656,848

Switzerland (4.7%)
43,433	Ferguson plc	3,324,693	0.4%
729,348	Glencore Xstrata plc	3,513,290	0.4%
97,545	Nestle SA	7,556,820	0.8%
59,226	Novartis AG	4,558,881	0.5%
35,577	Roche Holding AG	7,904,764	0.8%
	Other Securities^	17,211,970	1.8%

	Total	44,070,418

Taiwan (0.7%)
839,362	Taiwan Semiconductor
	Manufacturing Company, Ltd.	6,393,708	0.7%

	Total	6,393,708

Thailand (0.5%)
	Other Securities^	4,528,367	0.5%

	Total	4,528,367

Turkey (0.3%)
	Other Securities^	3,157,663	0.3%

	Total	3,157,663

United Kingdom (13.2%)
470,670	BHP Billiton plc	10,035,892	1.1%
127,010	Diageo plc	4,531,072	0.5%
1,464,819	HSBC Holdings plc	14,583,807	1.6%
100,234	Royal Dutch Shell plc, Class A	3,487,285	0.4%
220,169	Royal Dutch Shell plc, Class B	7,859,834	0.8%
582,251	Royal Mail plc	4,643,458	0.5%
	Other Securities^	78,576,946	8.3%

	Total	123,718,294

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION FUND

Summary Schedule of Investments as of April 30, 2018

(unaudited)

Shares	Common Stock (87.5%)	Value	% of Net Assets

	United States (0.3%)
	Other Securities^	$2,879,235	0.3%

	Total	2,879,235

	Total Common Stock (cost $722,827,053)	821,288,731

Principal Amount	Long-Term Fixed Income (9.2%)		% of Net Assets

	Argentina (0.8%)
	Other Securities^	7,337,724	0.8%

	Total	7,337,724

	Belize (<0.1%)
	Other Securities^	80,181	<0.1%

	Total	80,181

	Bermuda (0.1%)
	Other Securities^	1,246,145	0.1%

	Total	1,246,145

	Brazil (0.3%)
	Other Securities^	1,925,529	0.3%

	Total	1,925,529

	Cayman Islands (0.1%)
	Other Securities^	548,907	0.1%

	Total	548,907

Chile (0.2%)
	Other Securities^	1,647,224	0.2%

	Total	1,647,224

	Colombia (0.1%)
	Other Securities^	503,265	0.1%

	Total	503,265

	Costa Rica (0.2%)
	Other Securities^	1,546,415	0.2%

	Total	1,546,415

	Dominican Republic (0.4%)
	Other Securities^	3,499,434	0.4%

	Total	3,499,434

	Ecuador (0.4%)
	Other Securities^	3,717,758	0.4%

	Total	3,717,758

	Egypt (0.2%)
	Other Securities^	1,767,183	0.2%

	Total	1,767,183

	El Salvador (<0.1%)
	Other Securities^	331,574	<0.1%

	Total	331,574

Principal Amount	Long-Term Fixed Income (9.2%)	Value	% of Net Assets

	France (<0.1%)
	Other Securities^	$110,211	<0.1%

	Total	110,211

	Guatemala (0.2%)
	Other Securities^	2,290,971	0.2%

	Total	2,290,971

	Honduras (0.1%)
	Other Securities^	753,328	0.1%

	Total	753,328

	Hong Kong (<0.1%)
	Other Securities^	185,043	<0.1%

	Total	185,043

	India (0.1%)
	Other Securities^	1,391,947	0.1%

	Total	1,391,947

	Indonesia (0.8%)
	Other Securities^	7,586,256	0.8%

	Total	7,586,256

	Ireland (<0.1%)
	Other Securities^	206,360	<0.1%

	Total	206,360

	Isle of Man (<0.1%)
	Other Securities^	192,465	<0.1%

	Total	192,465

	Israel (<0.1%)
	Other Securities^	127,884	<0.1%

	Total	127,884

	Italy (0.1%)
	Other Securities^	724,406	0.1%

	Total	724,406

	Ivory Coast (<0.1%)
	Other Securities^	121,967	<0.1%

	Total	121,967

	Japan (0.1%)
	Other Securities^	952,680	0.1%

	Total	952,680

	Kenya (0.1%)
	Other Securities^	682,972	0.1%

	Total	682,972

	Kuwait (<0.1%)
	Other Securities^	327,066	<0.1%

	Total	327,066

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION FUND

Summary Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (9.2%)	Value	% of Net Assets
Luxembourg (0.1%)
	Other Securities^	$1,206,208	0.1%

	Total	1,206,208

Macedonia, The Former Yugoslav Republic Of (0.1%)
	Other Securities^	1,083,602	0.1%

	Total	1,083,602

Mauritius (0.1%)
	Other Securities^	586,410	0.1%

	Total	586,410

Mexico (0.5%)
	Other Securities^	4,752,194	0.5%

	Total	4,752,194

Netherlands (0.3%)
	Other Securities^	2,637,284	0.3%

	Total	2,637,284

Nigeria (0.2%)
	Other Securities^	2,150,406	0.2%

	Total	2,150,406

Oman (0.1%)
	Other Securities^	1,449,753	0.1%

	Total	1,449,753

Pakistan (0.1%)
	Other Securities^	1,224,126	0.1%

	Total	1,224,126

Panama (<0.1%)
	Other Securities^	245,890	<0.1%

	Total	245,890

Paraguay (0.2%)
	Other Securities^	1,958,938	0.2%

	Total	1,958,938

Peru (0.1%)
	Other Securities^	827,144	0.1%

	Total	827,144

Qatar (0.1%)
	Other Securities^	765,586	0.1%

	Total	765,586

Romania (0.1%)
	Other Securities^	788,999	0.1%

	Total	788,999

Russia (0.2%)
	Other Securities^	1,951,850	0.2%

	Total	1,951,850

Senegal (<0.1%)
	Other Securities^	347,150	<0.1%

	Total	347,150

South Africa (0.5%)
	Other Securities^	4,621,278	0.5%

	Total	4,621,278

South Korea (<0.1%)
	Other Securities^	194,368	<0.1%

	Total	194,368

Sri Lanka (0.4%)
	Other Securities^	3,245,597	0.4%

	Total	3,245,597

Supranational (<0.1%)
	Other Securities^	201,016	<0.1%

	Total	201,016

Suriname (0.1%)
	Other Securities^	494,400	0.1%

	Total	494,400

Turkey (0.7%)
	Other Securities^	6,430,362	0.7%

	Total	6,430,362

Ukraine (0.1%)
	Other Securities^	1,196,368	0.1%

	Total	1,196,368

United Arab Emirates (0.3%)
	Other Securities^	2,271,896	0.3%

	Total	2,271,896

United States (0.3%)
	Other Securities^	2,054,277	0.3%

	Total	2,054,277

Uruguay (<0.1%)
	Other Securities^	365,750	<0.1%

	Total	365,750

Venezuela (0.3%)
	Other Securities^	2,545,850	0.3%

	Total	2,545,850

Virgin Islands, British (<0.1%)
	Other Securities^	122,928	<0.1%

	Total	122,928

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION FUND

Summary Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (9.2%)	Value	% of Net Assets
Zambia (<0.1%)
	Other Securities^	$381,900	<0.1%

	Total	381,900

	Total Long-Term Fixed Income (cost $87,899,160)	85,906,425

Shares	Preferred Stock (1.1%)		% of Net Assets
Germany (0.2%)
	Other Securities^	1,511,757	0.2%

	Total	1,511,757

South Korea (0.9%)
4,254	Samsung Electronics Company, Ltd.[b]	8,458,632	0.9%

	Total	8,458,632

	Total Preferred Stock (cost $5,497,796)	9,970,389

Shares	Collateral Held for Securities Loaned (<0.1%)		% of Net Assets
597,083	Thrivent Cash Management Trust	597,083	<0.1%

	Total Collateral Held for Securities Loaned (cost $597,083)	597,083

Shares or Principal Amount	Short-Term Investments (1.2%)		% of Net Assets
923,721	Thrivent Core Short-Term Reserve Fund 2.120%	9,237,209	1.0%
	Other Securities^	2,362,728	0.2%

	Total Short-Term Investments ($11,599,244)	11,599,937

	Total Investments (cost $828,420,336) 99.1%	$929,362,565

	Other Assets and Liabilities, Net 0.9%	8,595,555

	Total Net Assets 100.0%	$937,958,120

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of April 30, 2018, the value of these investments was $49,960,038 or 5.3% of total net assets.

b	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.

Partner Worldwide Allocation Fund held restricted securities as of April 30, 2018. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. As of April 30, 2018, the value of these investments was $2,577,985 or 0.3% of total net assets.

Definitions:

ADR -	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Partner Worldwide Allocation Fund as of April 30, 2018:

Securities Lending Transactions

Common Stock	$576,950

Total lending	$576,950
Gross amount payable upon return of collateral for securities loaned	$597,083

Net amounts due to counterparty	$20,133

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$129,760,686
Gross unrealized depreciation	(32,272,060)

Net unrealized appreciation (depreciation)	$97,488,626

Cost for federal income tax purposes	$832,278,361

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION FUND

Summary Schedule of Investments as of April 30, 2018

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 30, 2018, in valuing Partner Worldwide Allocation Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	125,804,509	2,661,702	123,142,807	–
Consumer Staples	84,768,551	2,851,470	81,917,081	–
Energy	48,681,302	–	48,681,302	–
Financials	154,975,230	5,814,771	149,160,099	360
Health Care	58,989,035	–	58,989,035	–
Industrials	121,654,598	–	121,654,598	–
Information Technology	78,661,777	679,476	77,982,301	–
Materials	91,086,805	3,109,793	87,977,012	–
Real Estate^	23,862,725	–	23,862,598	127
Telecommunications Services^	20,143,959	–	20,143,959	0
Utilities	12,660,240	–	12,660,240	–

Long-Term Fixed Income
Basic Materials	2,576,685	–	2,576,685	–
Capital Goods	343,350	–	343,350	–
Communications Services	3,626,892	–	3,626,892	–
Consumer Cyclical	651,313	–	651,313	–
Consumer Non-Cyclical	1,369,661	–	1,369,661	–
Energy	8,572,430	–	8,572,430	–
Financials	6,269,099	–	5,991,847	277,252
Foreign Government	59,319,499	–	59,319,499	–
Transportation	709,155	–	709,155	–
U.S. Municipals	522,700	–	522,700	–
Utilities	1,945,641	–	1,945,641	–

Preferred Stock
Consumer Staples	1,285,969	–	1,285,969	–
Health Care	225,788	–	225,788	–
Information Technology	8,458,632	–	–	8,458,632
Short-Term Investments	2,362,728	–	2,362,728	–

Subtotal Investments in Securities	$919,528,273	$15,117,212	$895,674,690	$8,736,371

Other Investments*	Total

Short-Term Investments	9,237,209
Collateral Held for Securities Loaned	597,083

Subtotal Other Investments	$9,834,292

Total Investments at Value	$929,362,565

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	115,801	115,801	–	–
Foreign Currency Forward Contracts	854,976	–	854,976	–

Total Asset Derivatives	$970,777	$115,801	$854,976	$ –

Liability Derivatives
Futures Contracts	88,374	88,374	–	–
Foreign Currency Forward Contracts	790,407	–	790,407	–

Total Liability Derivatives	$878,781	$88,374	$790,407	$ –

There were no significant transfers between Levels during the period ended April 30, 2018. Transfers between Levels are identified as of the end of the period.

^	Level 3 security in this section is fair valued at <$1.

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION FUND

Summary Schedule of Investments as of April 30, 2018

(unaudited)

The following table presents Partner Worldwide Allocation Fund’s futures contracts held as of April 30, 2018. Investments and/or cash totaling $869,952 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized
2-Yr. U.S. Treasury Bond Futures	30	June 2018	$6,376,778	($15,372)
5-Yr. U.S. Treasury Bond Futures	53	June 2018	6,026,521	(10,607)
10-Yr. U.S. Treasury Bond Futures	13	June 2018	1,552,008	3,117
20-Yr. U.S. Treasury Bond Futures	13	June 2018	1,863,444	6,524
CME Ultra Long Term U.S. Treasury Bond	16	June 2018	2,512,387	1,613
Eurex Euro STOXX 50 Index	21	June 2018	845,244	32,197
FTSE 100 Index	5	June 2018	489,952	23,044
ICE mini MSCI EAFE Index	18	June 2018	1,809,774	14,076
SFE S&P ASX Share Price Index 200	2	June 2018	225,999	(1,424)
SGX MSCI Singapore Index	2	May 2018	60,880	1,163
TSE Tokyo Price Index	3	June 2018	471,429	16,907

Total Futures Long Contracts			$22,234,416	$71,238

CME 3 Month Eurodollar	(37)	December 2019	($8,992,237)	$16,962
Eurex 10-Yr. Euro BUND	(24)	June 2018	(4,568,898)	(33,790)
Eurex 2-Yr. Euro SCHATZ	(6)	June 2018	(810,666)	(296)
Eurex 30-Yr. Euro BUXL	(3)	June 2018	(582,900)	(10,151)
Eurex 5-Yr. Euro BOBL	(22)	June 2018	(3,464,626)	(16,734)
Ultra 10-Yr. U.S. Treasury Note	(2)	June 2018	(255,979)	198

Total Futures Short Contracts			($18,675,306)	($43,811)

Total Futures Contracts			$3,559,110	$27,427

Reference Description:

ASX	-	Australian Securities Exchange
CME	-	Chicago Mercantile Exchange
EAFE	-	Europe, Australasia and Far East
FTSE	-	Financial Times Stock Exchange
ICE	-	Intercontinental Exchange
MSCI	-	Morgan Stanley Capital International
S&P	-	Standard & Poor’s
SFE	-	Sydney Futures Exchange
SGX	-	Singapore Stock Exchange
TSE	-	Tokyo Stock Exchange

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION FUND

Summary Schedule of Investments as of April 30, 2018

(unaudited)

The following table presents Partner Worldwide Allocation Fund’s foreign currency forward contracts held as of April 30, 2018.

Foreign Currency Forward Contracts
Currency to Receive	Counterparty	Contracts to Receive	Currency to Deliver	Settlement Date	Value	Unrealized Appreciation/ (Depreciation)
Argentina Peso	MSC	913,709	USD	5/2/2018	$44,539	$120
Argentina Peso	MSC	4,952,349	USD	5/7/2018	239,735	1,756
Argentina Peso	MSC	2,159,760	USD	5/11/2018	104,135	375
Argentina Peso	MSC	876,043	USD	5/14/2018	42,113	241
Argentina Peso	MSC	1,874,900	USD	5/17/2018	89,859	344
Argentina Peso	MSC	4,398,612	USD	5/24/2018	209,334	(975)
Argentina Peso	MSC	4,321,056	USD	5/31/2018	204,270	(1,593)
Argentina Peso	MSC	6,293,646	USD	6/4/2018	296,778	(17)
Argentina Peso	MSC	3,529,523	USD	6/11/2018	165,707	(3,656)
Argentina Peso	MSC	3,529,523	USD	6/14/2018	165,395	(3,079)
Argentina Peso	MSC	1,263,309	USD	6/26/2018	58,752	(1,406)
Argentina Peso	MSC	6,885,046	USD	7/3/2018	318,721	(6,736)
Argentina Peso	MSC	2,177,063	USD	7/12/2018	100,162	(2,530)
Argentina Peso	MSC	1,195,020	USD	7/19/2018	54,716	(1,461)
Brazilian Real	MSC	6,382,500	USD	5/3/2018	1,821,392	(78,135)
Brazilian Real	MSC	1,065,390	USD	6/4/2018	303,111	(3,860)
Chilean Peso	MSC	265,298,372	USD	6/7/2018	432,659	(13,778)
Chinese Yuan	MSC	4,396,188	USD	6/11/2018	691,907	(2,572)
Chinese Yuan Offshore	DB	1,964,585	EUR	6/20/2018	310,237	(393)
Chinese Yuan Offshore	DB	1,970,507	USD	6/20/2018	311,172	383
Chinese Yuan Offshore	CITI	1,057,564	USD	6/20/2018	167,005	177
Chinese Yuan Offshore	BNP	6,265,816	USD	6/20/2018	989,465	6,623
Chinese Yuan Offshore	HSBC	2,939,655	USD	6/20/2018	464,215	2,288
Colombian Peso	MSC	1,933,412,812	USD	6/25/2018	688,952	(22,326)
Czech Republic Koruna	MSC	11,150,670	EUR	6/20/2018	528,219	(9,030)
Euro	MSC	624,240	PLN	6/20/2018	756,784	(12,943)
Euro	MSC	912,499	HUF	6/20/2018	1,106,249	(18,380)
Euro	MSC	380,514	CZK	6/20/2018	461,308	(5,081)
Euro	SB	251,015	CNH	6/20/2018	304,313	(6,444)
Euro	DB	124,977	USD	6/20/2018	151,513	(2,440)
Hong Kong Dollar	MSC	2,663,650	USD	6/20/2018	339,813	(1,059)
Hong Kong Dollar	MSC	8,375,223	USD	9/19/2018	1,070,395	(1,222)
Hungarian Forint	MSC	359,126,666	EUR	6/20/2018	1,387,977	(31,569)
Indian Rupee	MSC	114,052,723	USD	5/21/2018	1,705,026	(28,636)
Indonesian Rupiah	MSC	67,030,088,753	USD	5/25/2018	4,805,790	(48,457)
Japanese Yen	MSC	32,389,218	USD	6/20/2018	297,407	(10,593)
Mexican Peso	MSC	8,329,473	USD	6/12/2018	442,381	2,545
Mexican Peso	CITI	2,823,627	USD	6/12/2018	149,964	371
Mexican Peso	MSC	40,213,157	USD	6/20/2018	2,133,145	(9,518)
New Taiwan Dollar	MSC	79,173,622	USD	5/10/2018	2,678,075	(40,505)
New Taiwan Dollar	BNP	23,229,604	USD	5/10/2018	785,749	965
New Taiwan Dollar	MSC	33,827,104	USD	5/21/2018	1,145,186	(9,973)
New Taiwan Dollar	MSC	4,507,821	USD	7/27/2018	153,412	444
Peruvian Nuevo Sol	MSC	1,655,253	USD	6/14/2018	508,479	(3,539)
Polish Zloty	MSC	8,115,851	EUR	6/20/2018	2,315,210	(52,262)
Russian Ruble	MSC	196,130,585	USD	5/17/2018	3,108,352	(148,668)
Singapore Dollar	MSC	1,475,972	USD	6/20/2018	1,114,848	(12,332)
South African Rand	MSC	44,260,058	USD	6/20/2018	3,528,677	(142,561)
South Korean Won	MSC	320,322,304	USD	5/14/2018	300,123	427
South Korean Won	MSC	817,345,380	USD	5/31/2018	766,458	2,630
Turkish Lira	MSC	6,949,571	USD	6/20/2018	1,684,031	6,052
Total					$42,003,215	($711,988)

Currency to Deliver	Counterparty	Contracts to Deliver	Currency to Receive	Settlement Date	Value	Unrealized Appreciation/ (Depreciation)
Argentina Peso	MSC	913,709	USD	5/2/2018	$44,539	$3
Argentina Peso	MSC	5,976,188	USD	5/7/2018	289,297	3,978
Argentina Peso	MSC	1,274,300	USD	5/24/2018	60,645	1,365
Argentina Peso	MSC	1,462,108	USD	6/14/2018	68,515	1,442
Argentina Peso	MSC	1,297,368	USD	6/26/2018	60,336	1,674
Brazilian Real	MSC	6,382,500	USD	5/3/2018	1,821,391	46,690
Brazilian Real	MSC	2,948,318	USD	6/4/2018	838,819	1,436

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION FUND

Summary Schedule of Investments as of April 30, 2018

(unaudited)

Foreign Currency Forward Contracts
Currency to Deliver	Counterparty	Contracts to Deliver	Currency to Receive	Settlement Date	Value	Unrealized Appreciation/ (Depreciation)
Chilean Peso	MSC	385,992,320	USD	6/7/2018	$629,492	$10,751
Chinese Yuan	MSC	2,335,440	USD	5/14/2018	367,900	2,419
Chinese Yuan	MSC	2,138,693	USD	6/11/2018	336,605	1,600
Chinese Yuan Offshore	MSC	977,858	USD	6/20/2018	154,418	601
Chinese Yuan Offshore	DB	8,588,457	USD	6/20/2018	1,356,245	4,759
Chinese Yuan Offshore	SB	1,964,117	EUR	6/20/2018	310,163	594
Chinese Yuan Offshore	SB	2,921,234	USD	6/20/2018	461,306	(211)
Chinese Yuan Offshore	CITI	964,350	USD	6/20/2018	152,285	1,688
Colombian Peso	MSC	1,664,860,760	USD	6/25/2018	593,257	(2,257)
Czech Republic Koruna	MSC	9,679,472	EUR	6/20/2018	458,526	7,863
Euro	MSC	7,178,893	USD	6/8/2018	8,694,628	180,621
Euro	DB	249,951	CNH	6/20/2018	303,022	7,608
Euro	MSC	935,748	USD	6/20/2018	1,134,435	28,638
Euro	MSC	437,926	CZK	6/20/2018	530,911	6,338
Euro	MSC	1,150,685	HUF	6/20/2018	1,395,009	24,537
Euro	MSC	1,917,905	PLN	6/20/2018	2,325,133	42,339
Hong Kong Dollar	SB	4,020,260	USD	5/11/2018	512,388	6,612
Hong Kong Dollar	MSC	854,343	USD	5/23/2018	108,926	160
Hong Kong Dollar	HSBC	5,236,742	USD	9/19/2018	669,281	5,719
Hungarian Forint	MSC	284,189,843	EUR	6/20/2018	1,098,356	26,273
Indian Rupee	MSC	68,596,736	USD	5/21/2018	1,025,483	1,164
Indonesian Rupiah	MSC	193,854,770	USD	5/25/2018	13,899	153
Japanese Yen	MSC	29,632,088	USD	6/20/2018	272,090	7,822
Mexican Peso	MSC	22,253,276	USD	6/12/2018	1,181,877	10,970
Mexican Peso	MSC	38,932,540	USD	6/20/2018	2,065,215	16,279
New Taiwan Dollar	MSC	125,617,187	USD	5/10/2018	4,249,045	58,607
New Taiwan Dollar	MSC	10,373,899	USD	5/21/2018	351,199	(279)
New Taiwan Dollar	BNP	23,218,617	USD	5/21/2018	786,046	(1,262)
Peruvian Nuevo Sol	MSC	788,695	USD	6/14/2018	242,281	686
Polish Zloty	MSC	2,629,019	EUR	6/20/2018	749,980	19,747
Polish Zloty	MSC	524,917	USD	6/20/2018	149,743	5,304
Russian Ruble	MSC	179,604,948	USD	5/17/2018	2,846,447	111,964
Singapore Dollar	MSC	1,556,902	USD	6/20/2018	1,175,977	8,795
South African Rand	MSC	17,193,977	USD	5/18/2018	1,376,352	68,710
South African Rand	MSC	16,575,108	USD	6/20/2018	1,321,468	57,983
South Korean Won	MSC	1,072,252,740	USD	5/31/2018	1,005,495	(8,661)
Turkish Lira	MSC	6,590,024	USD	6/20/2018	1,596,905	5,335
Total					$45,185,330	$776,557
Net Unrealized Appreciation/(Depreciation) on Foreign
Currency Forward Contracts						$64,569

Counterparty:

BNP	-	BNP Paribas
CITI	-	Citibank
DB	-	Deutsche Bank
HSBC	-	HSBC Securities, Inc.
MSC	-	Morgan Stanley & Company
SB	-	Standard Bank plc

Currency:

CNH	-	Chinese Yuan Offshore
CZK	-	Czech Republic Koruna
EUR	-	Euro
HUF	-	Hungarian Forint
PLN	-	Polish Zloty
USD	-	United States Dollar

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION FUND

Summary Schedule of Investments as of April 30, 2018

(unaudited)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of April 30, 2018, for Partner Worldwide Allocation Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$28,414
Total Interest Rate Contracts		28,414

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	87,387
Total Equity Contracts		87,387

Foreign Exchange Contracts
Forward Contracts	Net Assets - Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	854,976
Total Foreign Exchange Contracts		854,976

Total Asset Derivatives		$970,777

Liability Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	86,950
Total Interest Rate Contracts		86,950

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	1,424
Total Equity Contracts		1,424

Foreign Exchange Contracts
Forward Contracts	Net Assets - Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	790,407
Total Foreign Exchange Contracts		790,407

Total Liability Derivatives		$878,781

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended April 30, 2018, for Partner Worldwide Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	(406,152)
Total Interest Rate Contracts		(406,152)

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(194,374)
Total Equity Contracts		(194,374)

Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(136,613)
Total Foreign Exchange Contracts		(136,613)

Total		($737,139)

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION FUND

Summary Schedule of Investments as of April 30, 2018

(unaudited)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended April 30, 2018, for Partner Worldwide Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	54,846
Total Interest Rate Contracts		54,846

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(71,531)
Total Equity Contracts		(71,531)

Foreign Exchange Contracts
Forward Contracts	Change in net unrealized appreciation/(depreciation) on Foreign currency forward contracts	(80,842)

Total Foreign Exchange Contracts		(80,842)

Total		($97,527)

The following table presents Partner Worldwide Allocation Fund’s average volume of derivative activity during the period ended April 30, 2018.

Derivative Risk Category	Average Notional Value
Equity Contracts
Futures - Long	$6,010,610
Interest Rate Contracts
Futures - Long	18,725,792
Futures - Short	13,122,888
Foreign Exchange Contracts
Contracts Purchased	54,286,177
Contracts Sold	57,074,276

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands) for the fiscal year to date, in Partner Worldwide Allocation Fund, is as follows:

Fund	Value 10/31/2017	Gross Purchases	Gross Sales	Shares Held at 4/30/2018	Value 4/30/2018	% of Net Assets 4/30/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.120%	$11,779	$104,629	$107,171	924	$9,237	1.0%
Total Affiliated Short-Term Investments	11,779				9,237	1.0
Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	–	23,695	23,098	597	597	<0.1
Total Collateral Held for Securities Loaned	–				597	<0.1
Total Value	$11,779				$9,834

Fund	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 11/1/2017 - 4/30/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.120%	$–	$–	$0	$112
Total Income from Affiliated Investments				$112
Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	–	–	–	8
Total Affiliated Income from Securities Loaned, Net				$8
Total	$–	$–	$0

The accompanying Notes to Financial Statements are an integral part of this schedule.

SMALL CAP GROWTH FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Shares	Common Stock (95.7%)	Value
Consumer Discretionary (15.1%)
548	Bright Horizons Family Solutions, Inc.[a]	$51,994
589	Burlington Stores, Inc.[a]	80,016
388	Children’s Place, Inc.	49,489
1,757	Core-Mark Holding Company, Inc.	36,212
3,409	Duluth Holdings, Inc.[a]	59,146
896	Five Below, Inc.[a]	63,267
727	G-III Apparel Group, Ltd.[a]	26,528
1,535	Habit Restaurants, Inc.[a]	15,503
330	Lithia Motors, Inc.	31,634
1,776	Nutrisystem, Inc.	51,504
501	Oxford Industries, Inc.	38,597
463	Papa John’s International, Inc.	28,706
816	Planet Fitness, Inc.[a]	32,877
1,075	Six Flags Entertainment Corporation	67,983
245	Vail Resorts, Inc.	56,181
1,177	Wingstop, Inc.	57,508
1,529	Zoe’s Kitchen, Inc.[a]	22,553

	Total	769,698

Consumer Staples (2.1%)
1,271	e.l.f. Beauty, Inc.[a]	23,094
881	MGP Ingredients, Inc.	84,391

	Total	107,485

Energy (3.2%)
2,012	Callon Petroleum Company[a]	27,987
1,166	Nine Energy Service, Inc.[a]	35,610
1,733	Parsley Energy, Inc.[a]	52,042
896	Rowan Companies plc[a]	12,938
2,198	WPX Energy, Inc.[a]	37,564

	Total	166,141

Financials (11.2%)
651	Ameris Bancorp	33,657
786	Bank of the Ozarks	36,785
708	Essent Group, Ltd.[a]	23,336
1,456	Hamilton Lane, Inc.	60,934
725	Interactive Brokers Group, Inc.	53,795
2,233	Investment Technology Group, Inc.	45,151
265	MarketAxess Holdings, Inc.	52,637
702	PacWest Bancorp	35,970
1,619	Santander Consumer USA Holdings Inc.	29,870
1,348	Seacoast Banking Corporation of Florida[a]	37,245
5,447	SLM Corporation[a]	62,532
720	Stifel Financial Corporation	41,962
145	SVB Financial Group[a]	43,443
292	Western Alliance Bancorp[a]	17,222

	Total	574,539

Health Care (16.9%)
180	ABIOMED, Inc.[a]	54,171
607	Aerie Pharmaceuticals, Inc.[a]	31,078
348	Arena Pharmaceuticals, Inc.[a]	13,864
868	Cardiovascular Systems, Inc.[a]	19,834
1,242	Catalent, Inc.[a]	51,059
324	Coherus Biosciences, Inc.[a]	3,920
633	Concert Pharmaceuticals, Inc.[a]	11,552
1,239	Evolent Health, Inc.[a]	20,444
3,343	GenMark Diagnostics, Inc.[a]	20,927
508	Inogen, Inc.[a]	71,415
1,674	Intersect ENT, Inc.[a]	66,876
280	Intra-Cellular Therapies, Inc.[a]	4,878
2,204	MiMedx Group, Inc.[a]	18,095
458	Neurocrine Biosciences, Inc.[a]	37,135
1,157	Nevro Corporation[a]	103,390
1,103	NuVasive, Inc.[a]	58,691
843	Optinose, Inc.[a]	18,040
242	Prothena Corporation plc[a]	2,904
119	Sage Therapeutics, Inc.[a]	17,126
2,682	Tactile Systems Technology, Inc.[a]	93,360
222	Teleflex, Inc.	59,469
1,201	Veeva Systems, Inc.[a]	84,226

	Total	862,454

Industrials (17.2%)
1,182	Aerojet Rocketdyne Holdings, Inc.[a]	33,025
686	ASGN, Inc.[a]	55,312
983	AZZ, Inc.	43,792
1,668	Casella Waste Systems, Inc.[a]	40,883
626	Dycom Industries, Inc.[a]	65,016
436	Granite Construction, Inc.	22,838
1,449	Healthcare Services Group, Inc.	55,975
882	Heico Corporation	77,484
1,249	Kirby Corporation[a]	106,540
657	Masonite International Corporation[a]	39,880
195	Middleby Corporation[a]	24,539
2,956	MRC Global, Inc.[a]	55,366
303	Saia, Inc.[a]	20,013
721	SiteOne Landscape Supply, Inc.[a]	49,388
2,571	TPI Composites, Inc.[a]	58,233
1,143	WageWorks, Inc.[a]	47,606
216	Watsco, Inc.	36,163
1,579	Willdan Group, Inc.[a]	45,159

	Total	877,212

Information Technology (29.0%)
1,258	2U, Inc.[a]	101,256
541	Ambarella, Inc.[a]	25,205
182	Arista Networks, Inc.[a]	48,148
1,932	Blackline, Inc.[a]	79,985
752	Ciena Corporation[a]	19,364
588	Cognex Corporation	27,195
956	Descartes Systems Group, Inc.[a]	28,250
1,601	Dolby Laboratories, Inc.	95,772
651	Envestnet, Inc.[a]	35,349
1,088	Guidewire Software, Inc.[a]	92,067
1,284	M/A-COM Technology Solutions Holdings, Inc.[a]	21,340
1,158	Monolithic Power Systems, Inc.	135,602
1,418	New Relic, Inc.[a]	99,104
456	Novanta, Inc.[a]	26,813
1,431	Proofpoint, Inc.[a]	168,772
1,866	Q2 Holdings, Inc.[a]	91,900
4,656	Quantenna Communications, Inc.[a]	58,992
288	Rogers Corporation[a]	30,730
2,137	SailPoint Technologies Holdings, Inc.[a]	51,480
5,650	Sequans Communications SA ADR[a]	9,040
1,016	SS&C Technologies Holdings, Inc.	50,444
432	Tyler Technologies, Inc.[a]	94,573
130	Ultimate Software Group, Inc.[a]	31,190
1,148	Virtusa Corporation[a]	55,265
150	Zuora, Inc.[a]	2,889

	Total	1,480,725

The accompanying Notes to Financial Statements are an integral part of this schedule.

SMALL CAP GROWTH FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Shares	Common Stock (95.7%)	Value
Real Estate (0.3%)
284	CyrusOne, Inc.	$15,220

	Total	15,220

Telecommunications Services (0.7%)
3,749	ORBCOMM, Inc.[a]	33,816

	Total	33,816

	Total Common Stock (cost $4,784,226)	4,887,290

Shares	Registered Investment Companies (1.5%)	Value
Equity Funds/Exchange Traded Funds (1.5%)
888	SPDR S&P Biotech ETF	77,238

	Total	77,238

	Total Registered Investment Companies (cost $81,060)	77,238

Shares or Principal Amount	Short-Term Investments (2.1%)	Value
	Thrivent Core Short-Term Reserve Fund
10,809	2.120%	108,091

	Total Short-Term Investments (cost $108,091)	108,091

	Total Investments (cost $4,973,377) 99.3%	$5,072,619

	Other Assets and Liabilities, Net 0.7%	33,348

	Total Net Assets 100.0%	$5,105,967

a	Non-income producing security.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
ETF	-	Exchange Traded Fund
SPDR	-	S&P Depository Receipts, which are exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$237,985
Gross unrealized depreciation	(138,743)

Net unrealized appreciation (depreciation)	$99,242

Cost for federal income tax purposes	$4,973,377

The accompanying Notes to Financial Statements are an integral part of this schedule.

SMALL CAP GROWTH FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 30, 2018, in valuing Small Cap Growth Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	769,698	769,698	–	–
Consumer Staples	107,485	107,485	–	–
Energy	166,141	166,141	–	–
Financials	574,539	574,539	–	–
Health Care	862,454	862,454	–	–
Industrials	877,212	877,212	–	–
Information Technology	1,480,725	1,480,725	–	–
Real Estate	15,220	15,220	–	–
Telecommunications Services	33,816	33,816	–	–

Registered Investment Companies
Equity Funds/Exchange Traded Funds	77,238	77,238	–	–

Subtotal Investments in Securities	$4,964,528	$4,964,528	$–	$–

Other Investments*	Total

Short-Term Investments	108,091

Subtotal Other Investments	$108,091

Total Investments at Value	$5,072,619

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

There were no significant transfers between Levels during the period ended April 30, 2018. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Fund. Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands) for the fiscal year to date, in Small Cap Growth Fund, is as follows:

Fund	Value 2/28/2018	Gross Purchases	Gross Sales	Shares Held at 4/30/2018	Value 4/30/2018	% of Net Assets 4/30/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.120%	$–	$1,554	$1,446	11	$108	2.1%

Total Affiliated Short-Term Investments	–				108	2.1

Total Value	$–				$108

The accompanying Notes to Financial Statements are an integral part of this schedule.

SMALL CAP STOCK FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Shares	Common Stock (95.3%)	Value
Consumer Discretionary (9.5%)
36,510	Cedar Fair, LP	$2,473,187
100,003	Children’s Place, Inc.	12,755,383
206,810	Core-Mark Holding Company, Inc.	4,262,354
77,220	G-III Apparel Group, Ltd.[a]	2,817,758
232,570	Michaels Companies, Inc.[a]	4,330,453
229,920	Nutrisystem, Inc.	6,667,680
49,090	Oxford Industries, Inc.	3,781,894
40,530	Papa John’s International, Inc.[b]	2,512,860
35,830	Stamps.com, Inc.[a]	8,160,282
170,882	Tupperware Brands Corporation	7,614,502
97,870	Zoe’s Kitchen, Inc.[a,b]	1,443,583
120,510	Zumiez, Inc.[a]	2,819,934

	Total	59,639,870

Consumer Staples (4.0%)
621,910	Cott Corporation	8,893,313
102,030	John B. Sanfilippo & Son, Inc.	5,804,487
106,570	MGP Ingredients, Inc.[b]	10,208,340

	Total	24,906,140

Energy (5.0%)
507,060	Callon Petroleum Company[a]	7,053,205
135,200	Nine Energy Service, Inc.[a]	4,129,008
173,120	Oil States International, Inc.[a]	6,223,664
215,531	Ring Energy, Inc.[a]	3,603,678
125,920	RPC, Inc.[b]	2,267,819
472,165	WPX Energy, Inc.[a]	8,069,300

	Total	31,346,674

Financials (25.6%)
109,347	Argo Group International Holdings, Ltd.	6,391,332
252,239	Assured Guaranty, Ltd.	9,153,753
223,370	BancorpSouth Bank	7,382,378
120,182	Chemical Financial Corporation	6,596,790
267,986	CoBiz Financial, Inc.	5,399,918
144,200	First Interstate BancSystem, Inc.	5,840,100
117,266	Hamilton Lane, Inc.	4,907,582
125,580	Hancock Holding Company	6,134,583
93,181	Hanmi Financial Corporation	2,571,796
66,248	Hanover Insurance Group, Inc.	7,608,583
347,153	Heritage Commerce Corporation	5,724,553
137,962	Hope Bancorp, Inc.	2,385,363
151,100	Horace Mann Educators Corporation	6,754,170
112,313	Houlihan Lokey, Inc.	4,997,928
101,093	IBERIABANK Corporation	7,576,920
56,107	Infinity Property & Casualty Corporation	7,406,124
300,010	Investment Technology Group, Inc.	6,066,202
65,370	National Bank Holdings Corporation	2,299,717
219,530	PCSB Financial Corporation[a]	4,449,873
75,230	Primerica, Inc.	7,278,502
247,250	Santander Consumer USA Holdings Inc.	4,561,763
241,219	Seacoast Banking Corporation of Florida[a]	6,664,881
100,757	State Auto Financial Corporation	3,146,641
362,862	Sterling Bancorp	8,617,973
79,372	Stifel Financial Corporation	4,625,800
228,170	Synovus Financial Corporation	11,926,446
140,320	United Community Banks, Inc.	4,480,418

	Total	160,950,089

Health Care (8.3%)
149,890	Catalent, Inc.[a]	$6,161,978
10,326	Chemed Corporation	3,182,680
27,571	Heska Corporation[a]	2,250,345
34,460	LHC Group, Inc.[a]	2,564,513
157,250	Myriad Genetics, Inc.[a]	4,448,603
53,140	Neurocrine Biosciences, Inc.[a]	4,308,591
96,148	NuVasive, Inc.[a]	5,116,035
182,220	Omnicell, Inc.[a]	7,853,682
84,080	PerkinElmer, Inc.	6,168,109
25,490	Teleflex, Inc.	6,828,261
37,424	West Pharmaceutical Services, Inc.	3,301,171

	Total	52,183,968

Industrials (20.3%)
60,170	AGCO Corporation	3,771,456
212,690	AZZ, Inc.	9,475,339
49,790	BWX Technologies, Inc.	3,375,762
33,980	Curtiss-Wright Corporation	4,350,799
137,250	Encore Wire Corporation	7,226,212
84,350	Genesee & Wyoming, Inc.[a]	6,005,720
48,523	Granite Construction, Inc.	2,541,635
117,430	ICF International, Inc.	7,879,553
126,225	KeyW Holding Corporation[a,b]	976,982
221,260	Kirby Corporation[a]	18,873,478
66,750	Lindsay Corporation	5,864,655
621,856	MRC Global, Inc.[a]	11,647,363
612,340	Nexeo Solutions, Inc.[a]	6,239,745
90,040	Oshkosh Corporation	6,497,286
137,086	Raven Industries, Inc.	5,017,348
140,760	Terex Corporation	5,140,555
59,880	TransUnion[a]	3,886,811
239,540	Univar, Inc.[a]	6,601,722
37,270	Valmont Industries, Inc.	5,296,067
95,339	Waste Connections, Inc.	6,893,010

	Total	127,561,498

Information Technology (15.3%)
26,413	Arista Networks, Inc.[a]	6,987,559
107,380	Belden, Inc.	6,614,608
71,790	Blackline, Inc.[a]	2,972,106
55,040	Booz Allen Hamilton Holding Corporation	2,181,235
237,100	Ciena Corporation[a]	6,105,325
184,170	Dolby Laboratories, Inc.	11,017,049
54,670	Envestnet, Inc.[a]	2,968,581
54,130	Guidewire Software, Inc.[a]	4,580,481
127,830	M/A-COM Technology Solutions Holdings, Inc.[a,b]	2,124,535
95,750	Microsemi Corporation[a]	6,194,067
190,680	National Instruments Corporation	7,796,905
154,272	Pegasystems, Inc.	9,418,306
156,140	Plexus Corporation[a]	8,562,718
24,965	Q2 Holdings, Inc.[a]	1,229,526
35,217	Rogers Corporation[a]	3,757,654
141,197	SailPoint Technologies Holdings, Inc.[a]	3,401,436
208,645	Virtusa Corporation[a]	10,044,170
10,050	Zuora, Inc.[a]	193,563

	Total	96,149,824

Materials (3.1%)
66,864	Balchem Corporation	5,900,079
44,110	Neenah, Inc.	3,440,580
44,611	Scotts Miracle-Gro Company	3,728,587
93,738	Sensient Technologies Corporation	6,247,638

The accompanying Notes to Financial Statements are an integral part of this schedule.

SMALL CAP STOCK FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Shares	Common Stock (95.3%)	Value
Materials (3.1%) - continued
4,205	United States Lime & Minerals, Inc.	$314,198

	Total	19,631,082

Real Estate (2.0%)
231,777	Cousins Properties, Inc.	2,060,498
58,350	CyrusOne, Inc.	3,126,976
125,930	Physicians Realty Trust	1,881,394
141,571	Terreno Realty Corporation	5,259,363

	Total	12,328,231

Utilities (2.2%)
95,790	MDU Resources Group, Inc.	2,698,404
71,890	New Jersey Resources Corporation	2,972,651
122,340	PNM Resources, Inc.	4,850,781
46,830	Southwest Gas Holdings, Inc.	3,418,122

	Total	13,939,958

	Total Common Stock (cost $464,765,632)	598,637,334

Shares	Registered Investment Companies (1.5%)	Value
Equity Funds/Exchange Traded Funds (1.5%)
34,030	SPDR S&P Biotech ETF[b]	2,959,930
89,590	SPDR S&P Metals & Mining ETF[b]	3,132,962
121,510	VanEck Vectors Oil Services ETF	3,297,781

	Total	9,390,673

	Total Registered Investment Companies (cost $7,647,146)	9,390,673

Shares	Collateral Held for Securities Loaned (3.2%)	Value
20,263,675	Thrivent Cash Management Trust	20,263,675

	Total Collateral Held for Securities Loaned (cost $20,263,675)	20,263,675

Shares or Principal Amount	Short-Term Investments (2.7%)	Value
	Thrivent Core Short-Term Reserve Fund
1,716,420	2.120%	17,164,198

	Total Short-Term Investments (cost $17,164,198)	17,164,198

	Total Investments (cost $509,840,651) 102.7%	$645,455,880

	Other Assets and Liabilities, Net (2.7%)	(16,904,216)

	Total Net Assets 100.0%	$628,551,664

a	Non-income producing security.
b	All or a portion of the security is on loan.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Small Cap Stock Fund as of April 30, 2018:

Securities Lending Transactions

Common Stock	$19,719,070

Total lending	$19,719,070
Gross amount payable upon return of collateral for securities loaned	$20,263,675

Net amounts due to counterparty	$544,605

Definitions:

ETF	-	Exchange Traded Fund
SPDR	-	S&P Depository Receipts, which are exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$152,241,111
Gross unrealized depreciation	(16,115,986)

Net unrealized appreciation (depreciation)	$136,125,125

Cost for federal income tax purposes	$509,330,755

The accompanying Notes to Financial Statements are an integral part of this schedule.

SMALL CAP STOCK FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 30, 2018, in valuing Small Cap Stock Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	59,639,870	59,639,870	–	–
Consumer Staples	24,906,140	24,906,140	–	–
Energy	31,346,674	31,346,674	–	–
Financials	160,950,089	160,950,089	–	–
Health Care	52,183,968	52,183,968	–	–
Industrials	127,561,498	127,561,498	–	–
Information Technology	96,149,824	96,149,824	–	–
Materials	19,631,082	19,631,082	–	–
Real Estate	12,328,231	12,328,231	–	–
Utilities	13,939,958	13,939,958	–	–
Registered Investment Companies
Equity Funds/Exchange Traded Funds	9,390,673	9,390,673	–	–

Subtotal Investments in Securities	$608,028,007	$608,028,007	$–	$–

Other Investments*	Total

Short-Term Investments	17,164,198
Collateral Held for Securities Loaned	20,263,675

Subtotal Other Investments	$37,427,873

Total Investments at Value	$645,455,880

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

There were no significant transfers between Levels during the period ended April 30, 2018. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands) for the fiscal year to date, in Small Cap Stock Fund, is as follows:

Fund	Value 10/31/2017	Gross Purchases	Gross Sales	Shares Held at 4/30/2018	Value 4/30/2018	% of Net Assets 4/30/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.120%	$4,653	$88,679	$76,168	1,716	$17,164	2.7%

Total Affiliated Short-Term Investments	4,653				17,164	2.7

Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	41,758	168,396	189,890	20,264	20,264	3.2

Total Collateral Held for Securities Loaned	41,758				20,264	3.2

Total Value	$46,411				$37,428

Fund	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 11/1/2017 - 4/30/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.120%	$–	$–	$0	$128

Total Income from Affiliated Investments				$128

Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	–	–	–	72

Total Affiliated Income from Securities Loaned, Net				$72

Total	$–	$–	$0

The accompanying Notes to Financial Statements are an integral part of this schedule.

THRIVENT MUTUAL FUNDS

STATEMENT OF ASSETS AND LIABILITIES

As of April 30, 2018 (unaudited)	Aggressive Allocation Fund	Balanced Income Plus Fund	Government Bond Fund
Assets
Investments at cost	$999,186,075	$360,320,258	$68,596,569
Investments in unaffiliated securities at value (#)	505,490,538	322,344,100	57,688,767
Investments in affiliated securities at value	730,332,640	63,700,267	10,275,953

Cash	1,043 (a)	236,032 (b)	–
Dividends and interest receivable	562,826	1,179,149	296,034
Prepaid expenses	8,165	21,355	22,286
Prepaid trustee fees	2,596	1,498	1,053
Receivable for:
Investments sold	1,014,177	275,060	–
Fund shares sold	1,251,982	280,173	16,712
Expense reimbursements	256,079	–	1,517
Variation margin on open future contracts	1,963,994	69,440	3,251
Total Assets	1,240,884,040	388,107,074	68,305,573

Liabilities
Distributions payable	–	–	633
Accrued expenses	103,690	71,422	21,693
Cash overdraft	–	–	–
Payable for:
Investments purchased	599,654	575,431	–
Investments purchased on a delayed delivery basis	12,161,477	24,414,509	9,752,563
Return of collateral for securities loaned	8,580,989	2,775,097	–
Fund shares redeemed	248,234	79,901	191,044
Variation margin on open future contracts	2,924,285	78,510	15,703
Investment advisory fees	778,241	172,605	20,551
Administrative fees	25,941	11,796	6,810
Distribution fees	200,155	55,119	622
Transfer agent fees	94,186	23,483	1,071
Trustee deferred compensation	46,896	78,207	17,538
Commitments and contingent liabilities^	–	–	–
Mortgage dollar roll deferred revenue	6,560	10,705	5,084
Total Liabilities	25,770,308	28,346,785	10,033,312

Net Assets
Capital stock (beneficial interest)	930,556,552	327,488,251	59,206,913
Accumulated undistributed net investment income/(loss)	(1,580,160)	486,412	(5,543)
Accumulated undistributed net realized gain/(loss)	49,383,670	6,148,505	(304,142)
Net unrealized appreciation/(depreciation) on:
Investments	103,546,083	26,454,225	(631,849)
Affiliated investments	133,091,020	(730,116)	–
Futures contracts	117,521	(82,505)	6,882
Foreign currency transactions	(954)	(4,483)	–
Total Net Assets	$1,215,113,732	$359,760,289	$58,272,261

Class A Share Capital	$915,297,848	$251,600,774	$5,543,134
Shares of beneficial interest outstanding (Class A)	58,225,130	19,016,631	577,032
Net asset value per share	$15.72	$13.23	$9.61
Maximum public offering price	$16.46	$13.85	$9.81
Class S Share Capital	$299,815,884	$108,159,515	$52,729,127
Shares of beneficial interest outstanding (Class S)	18,892,725	8,191,738	5,487,330
Net asset value per share	$15.87	$13.20	$9.61
(#) Includes securities on loan of	8,284,465	2,641,892	–

(a)	Includes foreign currency holdings of $1,043 (cost $1,043).
(b)	Includes foreign currency holdings of $511 (cost $511).
(c)	Includes foreign currency holdings of $136,029 (cost $136,328).
(d)	Includes foreign currency holdings of $130 (cost $133).
^	Commitments and contingent liability accrual. Additional information can be found in the accompanying Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF ASSETS AND LIABILITIES – CONTINUED

High Income Municipal Bond Fund	High Yield Fund	Income Fund	Large Cap Growth Fund	Large Cap Stock Fund		Large Cap Value Fund	Limited Maturity Bond Fund	Low Volatility Equity Fund

$5,454,506	$779,776,224	$890,863,026	$638,482,948	$1,438,036,852		$756,584,092	$948,982,844	$8,780,546
5,454,850	693,448,931	815,744,932	902,120,834	1,690,980,116		1,005,396,708	890,845,453	8,652,763
–	79,082,417	63,155,634	55,144,998	225,010,952		41,777,195	50,181,724	432,667

37,760	–	–	–	136,029	(c)	–	608,773	130	(d)
43,850	11,403,090	7,834,665	166,568	4,913,107		914,395	4,148,377	28,438
22,803	25,072	23,032	17,178	9,346		20,556	34,643	15,330
1,057	3,775	4,251	4,819	9,145		5,412	4,732	1,053
–	3,680,850	3,001,918	–	1,912,411		–	2,224,205	–

–	272,052	395,500	503,913	273,997		373,391	1,828,291	40,399
12,992	–	–	10,823	–		–	–	9,491
–	–	61,750	–	1,394,222		–	16,000	748
5,573,312	787,916,187	890,221,682	957,969,133	1,924,639,325		1,048,487,657	949,892,198	9,181,019

77	740,900	174,005	–	–		–	55,187	–
7,739	53,237	55,297	42,070	116,587		46,598	63,809	27,404
–	977,277	31,453	–	–		–	–	–

–	6,400,009	1,743,957	–	2,844,212		2,097,501	1,000,000	–
493,875	–	40,251,597	–	–		–	23,306,446	–
–	53,827,307	3,722,005	–	24,198,758		11,032,975	1,083,390	–
30,019	1,013,679	939,184	132,657	469,488		204,594	1,838,876	–
–	–	65,438	186,485	1,596,259		–	144,607	–
2,210	244,189	252,372	601,268	922,423		404,896	233,420	4,671
5,917	17,900	19,947	21,559	37,137		22,929	21,203	5,981
–	100,109	70,918	49,688	350,741		50,265	35,118	–
84	34,706	26,150	31,871	122,366		26,523	34,409	1,030
261	130,526	143,128	100,925	542,989		129,118	119,333	561
–	–	–	–	–		–	–	–
–	–	18,205	–	–		–	7,669	–
540,182	63,539,839	47,513,656	1,166,523	31,200,960		14,015,399	27,943,467	39,647

5,023,349	759,563,680	853,328,361	593,858,779	1,367,111,066		706,248,440	932,681,014	8,730,653
–	(121,905)	95,480	(856,313)	4,604,989		3,976,731	21,091	39,138
9,437	(27,820,551)	860,052	45,270,042	39,628,057		33,657,276	(2,715,385)	65,417

344	(7,244,876)	(11,962,460)	318,782,884	477,954,216		290,589,811	(7,955,667)	304,884
–	–	–	–	–		–	–	–
–	–	386,593	(252,782)	4,220,842		–	(82,322)	1,715
–	–	–	–	(80,805)		–	–	(435)
$5,033,130	$724,376,348	$842,708,026	$956,802,610	$1,893,438,365		$1,034,472,258	$921,948,731	$9,141,372
$–	$455,766,877	$320,903,880	$228,945,710	$1,611,317,980		$230,359,071	$319,250,648	$–
–	96,115,236	36,097,813	20,958,657	58,136,859		10,253,675	25,837,049	–
$–	$4.74	$8.89	$10.92	$27.72		$22.47	$12.36	$–
$–	$4.96	$9.31	$11.43	$29.03		$23.53	$12.36	$–
$5,033,130	$268,609,471	$521,804,146	$727,856,900	$282,120,385		$804,113,187	$602,698,083	$9,141,372
502,336	56,608,443	58,741,593	60,453,919	10,085,844		35,563,525	48,787,816	842,714
$10.02	$4.75	$8.88	$12.04	$27.97		$22.61	$12.35	$10.85
–	51,500,251	3,603,380	–	22,454,073		10,336,021	1,057,607	–

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF ASSETS AND LIABILITIES – CONTINUED

As of April 30, 2018 (unaudited)	Mid Cap Stock Fund	Moderate Allocation Fund	Moderately Aggressive Allocation Fund
Assets
Investments at cost	$1,388,522,058	$2,192,425,443	$2,301,259,056
Investments in unaffiliated securities at value (#)	1,707,677,656	1,184,092,324	1,106,548,128
Investments in affiliated securities at value	171,706,453	1,323,035,412	1,623,683,355

Cash	–	365,547 (a)	206,899 (b)
Initial margin deposit on open future contracts	–	–	–
Initial margin deposit on open currency contracts	–	–	–
Dividends and interest receivable	487,626	4,809,150	3,194,656
Prepaid expenses	9,065	17,198	12,240
Prepaid trustee fees	9,298	5,362	5,429
Receivable for:
Investments sold	4,008,809	5,016,263	4,278,207
Investments sold on a delayed delivery basis	–	8,474,102	5,333,699
Fund shares sold	1,096,734	1,880,887	2,094,421
Expense reimbursements	–	423,819	597,674
Variation margin on open future contracts	–	2,025,965	3,358,106
Unrealized gain on forward contracts	–	–	–
Total Assets	1,884,995,641	2,530,146,029	2,749,312,814

Liabilities
Distributions payable	–	–	–
Accrued expenses	63,601	137,015	140,240
Payable for:
Investments purchased	9,017,274	2,834,949	2,785,055
Investments purchased on a delayed delivery basis	–	195,427,636	114,270,728
Return of collateral for securities loaned	9,986,525	8,010,132	13,189,048
Fund shares redeemed	501,696	1,267,752	879,393
Variation margin on open future contracts	–	1,996,203	3,916,371
Investment advisory fees	1,031,776	1,270,262	1,535,862
Administrative fees	36,841	44,323	49,126
Distribution fees	267,883	404,208	464,013
Transfer agent fees	103,261	123,493	174,099
Trustee deferred compensation	298,079	74,493	75,289
Unrealized loss on forward contracts	–	–	–
Commitments and contingent liabilities^	–	–	–
Mortgage dollar roll deferred revenue	–	92,713	53,634
Total Liabilities	21,306,936	211,683,179	137,532,858

Net Assets
Capital stock (beneficial interest)	1,254,145,628	1,962,644,793	2,106,676,850
Accumulated undistributed net investment income/(loss)	519,829	(1,161,883)	(2,306,181)
Accumulated undistributed net realized gain/(loss)	118,161,197	34,131,320	72,303,658
Net unrealized appreciation/(depreciation) on:
Investments	490,862,051	72,337,291	125,457,876
Affiliated investments	–	242,365,002	303,514,551
Futures contracts	–	8,148,023	6,134,716
Foreign currency forward contracts	–	–	–
Foreign currency transactions	–	(1,696)	(1,514)
Total Net Assets	$1,863,688,705	$2,318,462,850	$2,611,779,956

Class A Share Capital	$1,215,380,268	$1,841,652,568	$2,118,115,229
Shares of beneficial interest outstanding (Class A)	48,437,726	135,465,515	142,853,747
Net asset value per share	$25.09	$13.59	$14.83
Maximum public offering price	$26.27	$14.23	$15.53
Class S Share Capital	$648,308,437	$476,810,282	$493,664,727
Shares of beneficial interest outstanding (Class S)	22,926,881	34,976,376	33,024,571
Net asset value per share	$28.28	$13.63	$14.95
(#) Includes securities on loan of	9,766,607	7,716,865	12,721,591

(1)	Securities held by this fund are valued on the basis of amortized cost, which approximates market value.
(a)	Includes foreign currency holdings of $1,877 (cost $1,877).
(b)	Includes foreign currency holdings of $1,414 (cost $1,414).
(c)	Includes foreign currency holdings of $16 (cost $15).
(d)	Includes foreign currency holdings of $51,205 (cost $49,077).
(e)	Includes foreign currency holdings of $2,928,828 (cost $ 2,956,543).
^	Commitments and contingent liability accrual. Additional information can be found in the accompanying Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF ASSETS AND LIABILITIES – CONTINUED

Moderately Conservative Allocation Fund		Money Market Fund		Municipal Bond Fund	Opportunity Income Plus Fund	Partner Emerging Markets Equity Fund	Partner Worldwide Allocation Fund		Small Cap Growth Fund	Small Cap Stock Fund

$899,836,870		$409,997,816		$1,481,697,698	$631,623,403	$14,914,352	$828,420,336		$4,973,377	$509,840,651
516,420,487		409,997,816	(1)	1,522,004,327	457,302,885	16,038,927	919,528,273		4,964,528	608,028,007
466,530,024		–		–	172,151,045	397,902	9,834,292		108,091	37,427,873

215,379	(c)	62,790		59,281	844,341	50,672 (d)	2,940,597	(e)	–	–
–		–		–	–	–	371,140		–	–
–		–		–	–	–	1,080,000		–	–
2,448,628		303,281		21,365,472	2,570,602	35,541	6,012,954		515	121,842
14,560		45,956		27,083	21,944	12,389	22,091		22,803	16,180
2,130		2,121		8,567	1,932	1,053	4,989		1,057	3,224

2,276,151		–		5,089,190	4,862	36,659	6,072,073		14,594	3,121,101
5,084,461		–		–	–	–	–		–	–
1,302,080		3,258,917		900,004	2,775,383	17,334	108,857		234	2,288,310
121,952		35,698		–	–	22,735	12,924		11,618	–
454,383		–		5,654	123,371	–	1,317,125		–	–
–		–		–	–	–	854,976		–	–
994,870,235		413,706,579		1,549,459,578	635,796,365	16,613,212	948,160,291		5,123,440	651,006,537

–		2,852		617,215	123,599	–	–		–	–
84,563		32,753		63,966	67,494	36,353	270,858		7,293	33,435

1,080,336		–		5,089,190	1,067,491	27,412	6,054,282		–	1,305,128
109,100,319		–		3,807,087	80,015,809	–	278,821		–	–
2,554,877		–		–	3,721,888	–	597,083		–	20,263,675
323,299		1,548,046		435,508	629,591	5	17,724		138	160,025
428,558		–		–	5,188	–	1,300,228		–	–
454,220		124,942		540,487	212,856	17,345	667,549		3,597	363,708
20,480		12,616		31,605	14,903	6,108	21,427		5,919	16,209
154,734		–		288,649	56,467	2,293	36,116		–	94,109
44,728		25,039		42,514	25,460	4,036	26,422		265	50,086
48,661		–		271,587	97,889	11,512	141,254		261	168,498
–		–		–	–	–	790,407		–	–
–		–		–	–	–	–		–	–
54,607		–		–	33,613	–	–		–	–
114,349,382		1,746,248		11,187,808	86,072,248	105,064	10,202,171		17,473	22,454,873

787,563,129		411,968,217		1,506,698,367	563,648,858	17,075,652	803,095,118		4,996,538	436,580,877
638,454		–		353,286	(309,394)	(10,579)	3,965,779		(7,020)	(29,562)
6,913,063		(7,886)		(9,238,125)	(11,757,316)	(2,081,342)	29,925,800		17,207	56,385,120

18,450,762		–		40,306,629	(698,678)	1,522,477	100,942,229		99,242	135,615,229
64,662,879		–		–	(1,470,795)	–	–		–	–
2,292,565		–		151,613	311,442	–	27,427		–	–
–		–		–	–	–	64,569		–	–
1		–		–	–	1,940	(62,802)		–	–
$880,520,853		$411,960,331		$1,538,271,770	$549,724,117	$16,508,148	$937,958,120		$5,105,967	$628,551,664
$703,422,600		$314,600,743		$1,308,433,038	$256,780,587	$10,411,572	$165,048,023		$–	$430,609,073
57,739,329		314,608,409		118,136,320	25,406,639	1,081,363	14,767,272		–	19,739,577
$12.18		$1.00		$11.08	$10.11	$9.63	$11.18		$–	$21.81
$12.75		$1.00		$11.60	$10.59	$10.08	$11.71		$–	$22.84
$177,098,253		$97,359,588		$229,838,732	$292,943,530	$6,096,576	$772,910,097		$5,105,967	$197,942,591
14,493,042		97,359,811		20,752,007	28,985,467	638,499	68,810,024		499,518	7,522,844
$12.22		$1.00		$11.08	$10.11	$9.55	$11.23		$10.22	$26.31
2,464,383		–		–	3,576,029	–	576,950		–	19,719,070

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF OPERATIONS

For the six months ended April 30, 2018 (unaudited)	Aggressive Allocation Fund	Balanced Income Plus Fund	Government Bond Fund	High Income Municipal Bond Fund(a)
Investment Income
Dividends	$2,717,438	$2,230,866	$–	$–
Taxable interest	267,043	2,891,596	668,765	29,609
Income from mortgage dollar rolls	109,771	176,959	74,536	–
Affiliated income from securities loaned, net	93,986	12,822	–	–
Income from affiliated investments	6,319,923	552,021	60,207	–
Non cash income	–	–	–	–
Foreign tax withholding	(20,596)	(95,325)	–	–
Total Investment Income	9,487,565	5,768,939	803,508	29,609

Expenses
Adviser fees	4,310,957	967,347	123,052	4,202
Administrative service fees	146,352	68,418	40,845	11,826
Amortization of offering costs	–	–	–	4,140
Audit and legal fees	24,482	20,417	16,606	5,824
Custody fees	63,269	49,066	4,548	675
Distribution expenses Class A	1,129,755	314,006	3,742	–
Insurance expenses	4,032	2,699	2,190	655
Printing and postage expenses Class A	85,098	23,475	888	–
Printing and postage expenses Class S	32,039	5,275	2,217	105
SEC and state registration expenses	55,996	25,976	15,318	625
Transfer agent fees Class A	462,684	128,673	4,778	–
Transfer agent fees Class S	120,485	23,705	20,583	124
Trustees’ fees	11,739	9,572	4,220	1,189
Other expenses	17,854	30,691	7,177	2,939
Total Expenses Before Reimbursement	6,464,742	1,669,320	246,164	32,304
Less:
Reimbursement from adviser	(1,464,202)	–	(12,449)	(26,667)
Total Net Expenses	5,000,540	1,669,320	233,715	5,637

Net Investment Income/(Loss)	4,487,025	4,099,619	569,793	23,972
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	36,046,407	6,883,387	(683,514)	9,437
Affiliated investments	150,608	–	–	–
In-kind contributions	–	(261,061)	–	–
Class action settlements	–	–	–	–
Distributions of realized capital gains from affiliated investments	16,639,320	468	53	–
Net increase from payment by affiliate	–	–	–	–
Written option contracts	–	4,765	1,172	–
Futures contracts	(178,348)	(436,807)	342,362	–
Foreign currency transactions	468	5,224	–	–
Swap agreements	–	–	–	–
Change in net unrealized appreciation/(depreciation) on:
Investments	(9,546,760)	(2,399,843)	(1,229,786)	344
Affiliated investments	(516,373)	(729,096)	–	–
Written option contracts	–	(6,529)	–	–
Futures contracts	1,317,000	213,141	(71,476)	–
Foreign currency transactions	(808)	(4,736)	–	–
Net Realized and Unrealized Gains/(Losses)	43,911,514	3,268,913	(1,641,189)	9,781

Net Increase/(Decrease) in Net Assets Resulting From Operations	$48,398,539	$7,368,532	$(1,071,396)	$33,753

(a)	For the period from February 28, 2018 (inception) through April 30, 2018
*	Net increase from payment from affiliate. Additional information can be found in the accompanying Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF OPERATIONS – CONTINUED

High Yield Fund	Income Fund	Large Cap Growth Fund	Large Cap Stock Fund	Large Cap Value Fund	Limited Maturity Bond Fund	Low Volatility Equity Fund

$226,180	$390,426	$3,084,461	$16,951,018	$10,600,653	$93,780	$107,800
22,017,975	15,429,980	7,790	559,963	114	11,223,282	934
–	319,711	–	–	–	168,657	–
221,213	38,574	–	152,441	32,351	2,179	8
221,002	379,246	325,499	1,268,266	226,515	376,690	3,241
–	–	–	1,596,961	–	–	–
–	–	–	(1,090,150)	–	–	(5,629)
22,686,370	16,557,937	3,417,750	19,438,499	10,859,633	11,864,588	106,354

1,393,596	1,434,321	3,349,638	5,257,329	2,310,826	1,305,085	23,270
103,922	115,229	122,556	213,581	132,568	120,887	35,737
–	–	–	–	–	–	8,671
20,211	20,662	19,521	23,620	23,394	20,799	14,650
9,815	14,318	8,939	88,949	8,856	13,417	9,611
578,238	412,149	277,784	2,007,807	291,685	202,571	–
3,438	3,651	3,588	5,453	3,893	3,710	2,088
43,820	34,828	27,472	174,851	23,178	41,001	18
16,066	13,825	14,122	5,905	12,426	25,157	1,209
30,395	35,533	38,809	54,803	36,116	65,272	7,682
210,882	165,487	183,488	924,147	153,838	184,605	–
148,452	129,662	128,037	43,024	122,250	177,251	5,228
18,034	19,983	20,606	62,804	22,941	19,917	3,737
18,076	21,736	9,363	21,922	10,319	23,092	7,896
2,594,945	2,421,384	4,203,923	8,884,195	3,152,290	2,202,764	119,797

–	–	(36,465)	–	–	–	(73,258)
2,594,945	2,421,384	4,167,458	8,884,195	3,152,290	2,202,764	46,539

20,091,425	14,136,553	(749,708)	10,554,304	7,707,343	9,661,824	59,815

2,377,998	(333,002)	47,252,012	56,362,884	33,019,027	(1,452,206)	78,947
–	–	–	–	–	–	–
–	–	–	–	–	–	–
–	28,625	–	–	–	–	–
334	536	541	1,277	401	560	4
–	–	–	1,453,255 *	–	–	–
–	–	–	–	–	–	–
–	2,208,341	(4,619,638)	1,945,613	–	3,454,406	(8,266)
–	–	–	269,251	–	–	(22)
10,422	–	–	–	–	–	–

(26,639,234)	(34,787,522)	38,714,261	19,093,602	3,124,739	(10,459,270)	(46,574)
–	–	–	–	–	–	–
–	–	–	–	–	–	–
–	59,979	3,440,864	(6,664,443)	–	(995,140)	(3,158)
–	–	–	(83,422)	–	–	(371)
(24,250,480)	(32,823,043)	84,788,040	72,378,017	36,144,167	(9,451,650)	20,560

$(4,159,055)	$(18,686,490)	$84,038,332	$82,932,321	$43,851,510	$210,174	$80,375

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF OPERATIONS – CONTINUED

For the six months ended April 30, 2018 (unaudited)	Mid Cap Stock Fund	Moderate Allocation Fund	Moderately Aggressive Allocation Fund	Moderately Conservative Allocation Fund
Investment Income
Dividends	$8,019,882	$4,090,653	$5,080,600	$1,170,971
Taxable interest	244,838	8,635,867	5,369,800	4,819,649
Tax-Exempt interest	–	–	–	–
Income from mortgage dollar rolls	–	1,596,794	946,909	915,830
Affiliated income from securities loaned, net	5,302	58,174	77,551	10,303
Income from affiliated investments	1,086,652	13,561,733	15,928,750	5,574,379
Foreign tax withholding	–	(34,311)	(33,035)	(530)
Total Investment Income	9,356,674	27,908,910	27,370,575	12,490,602

Expenses
Adviser fees	5,736,297	7,100,681	8,602,697	2,561,571
Sub-Adviser fees	–	–	–	–
Administrative service fees	207,228	250,040	277,404	117,595
Amortization of offering costs	–	–	–	–
Audit and legal fees	22,593	28,408	29,156	23,645
Custody fees	16,556	78,063	77,162	44,033
Distribution expenses Class A	1,534,069	2,304,186	2,639,166	889,818
Insurance expenses	5,177	6,038	6,471	3,648
Printing and postage expenses Class A	101,667	124,018	160,032	49,481
Printing and postage expenses Class S	20,442	32,952	52,012	11,541
SEC and state registration expenses	79,036	94,635	94,694	47,977
Transfer agent fees Class A	616,271	639,803	877,290	237,416
Transfer agent fees Class S	156,252	125,614	201,264	41,877
Trustees’ fees	44,108	21,455	21,763	10,014
Other expenses	14,048	40,254	40,487	29,372
Total Expenses Before Reimbursement	8,553,744	10,846,147	13,079,598	4,067,988
Less:
Reimbursement from adviser	–	(2,415,665)	(3,409,532)	(697,327)
Total Net Expenses	8,553,744	8,430,482	9,670,066	3,370,661

Net Investment Income/(Loss)	802,930	19,478,428	17,700,509	9,119,941
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	119,090,738	28,833,610	49,753,100	10,903,982
Affiliated investments	–	237,116	278,227	184,500
In-kind contributions	–	–	–	–
Distributions of realized capital gains from affiliated investments	1,214	26,269,241	41,199,641	5,557,802
Written option contracts	–	38,828	23,750	26,367
Futures contracts	–	(14,063,185)	(8,430,699)	(6,079,312)
Foreign currency forward contracts	–	–	–	–
Foreign currency transactions	–	786	729	–
Change in net unrealized appreciation/(depreciation) on:
Investments	(34,439,117)	(32,460,066)	(32,868,098)	(16,836,231)
Affiliated investments	–	(7,513,901)	(7,299,206)	(4,707,296)
Written option contracts	–	–	–	–
Futures contracts	–	13,406,815	10,212,940	4,324,913
Foreign currency forward contracts	–	–	–	–
Foreign currency transactions	–	(1,478)	(1,333)	–
Net Realized and Unrealized Gains/(Losses)	84,652,835	14,747,766	52,869,051	(6,625,275)

Net Increase/(Decrease) in Net Assets Resulting From Operations	$85,455,765	$34,226,194	$70,569,560	$2,494,666

(a)	For the period from February 28, 2018 (inception) through April 30, 2018

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF OPERATIONS – CONTINUED

Money Market Fund	Municipal Bond Fund	Opportunity Income Plus Fund	Partner Emerging Markets Equity Fund	Partner Worldwide Allocation Fund	Small Cap Growth Fund(a)	Small Cap Stock Fund

$–	$–	$465,813	$132,298	$12,167,803	$3,235	$3,212,022
2,920,109	226,850	9,178,609	2	2,180,616	130	68
–	32,477,657	–	–	–	–	–
–	–	558,863	–	–	–	–
–	–	8,488	91	7,807	–	72,152
–	–	1,367,969	3,204	112,346	407	127,616
–	–	–	(15,684)	(1,216,510)	–	(14,869)
2,920,109	32,704,507	11,579,742	119,911	13,252,062	3,772	3,396,989

697,093	3,103,366	1,186,492	38,052	2,300,735	6,850	2,052,624
–	–	–	53,310	1,541,378	–	–
72,842	183,279	85,470	36,447	122,972	11,829	93,550
–	–	–	–	–	4,140	–
17,661	23,497	19,462	30,479	41,029	5,824	18,601
7,925	19,514	25,195	19,947	290,288	720	9,096
66,984	1,671,371	324,497	12,557	204,671	–	536,174
2,914	5,127	3,007	2,101	3,666	655	3,131
88,605	61,481	25,124	2,092	30,327	–	45,397
11,571	10,481	18,304	1,584	6,622	141	8,911
65,614	52,005	35,003	14,965	31,034	620	35,603
282,128	254,080	137,856	13,544	195,954	–	298,825
32,458	58,059	148,932	9,804	38,300	370	72,515
8,087	38,592	13,633	4,034	23,104	1,189	20,005
7,914	74,468	25,098	7,054	47,528	2,289	8,091
1,361,796	5,555,320	2,048,073	245,970	4,877,608	34,627	3,202,523

(131,723)	–	(2,305)	(128,897)	(167,147)	(23,835)	–
1,230,073	5,555,320	2,045,768	117,073	4,710,461	10,792	3,202,523

1,690,036	27,149,187	9,533,974	2,838	8,541,601	(7,020)	194,466

(1,280)	3,182,841	(1,396,226)	(24,679)	31,292,049	17,207	56,002,492
–	–	–	–	–	–	–
–	–	(1,226,852)	–	–	–	–
–	–	1,337	5	157	–	240
–	–	17,187	–	–	–	–
–	–	(1,321,318)	–	(600,526)	–	–
–	–	–	–	(136,613)	–	–
–	–	–	(5,383)	52,560	–	–

–	(47,864,109)	(5,787,538)	14,106	(18,993,660)	99,242	(29,778,365)
–	–	(1,465,208)	–	–	–	–
–	–	(18,956)	–	–	–	–
–	151,613	954,393	–	(16,685)	–	–
–	–	–	–	(80,842)	–	–
–	–	–	285	(73,137)	–	–
(1,280)	(44,529,655)	(10,243,181)	(15,666)	11,443,303	116,449	26,224,367

$1,688,756	$(17,380,468)	$(709,207)	$(12,828)	$19,984,904	$109,429	$26,418,833

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF CHANGES IN NET ASSETS

	Aggressive Allocation Fund		Balanced Income Plus Fund
For the periods ended	4/30/2018 (unaudited)	10/31/2017	4/30/2018 (unaudited)	10/31/2017
Operations
Net investment income/(loss)	$4,487,025	$3,630,710	$4,099,619	$7,530,281
Net realized gains/(losses)	52,658,455	65,719,835	6,195,976	6,753,079
Change in net unrealized appreciation/(depreciation)	(8,746,941)	136,769,894	(2,927,063)	18,793,036
Net Change in Net Assets Resulting From Operations	48,398,539	206,120,439	7,368,532	33,076,396
Distributions to Shareholders
From net investment income Class A	(3,483,581)	(3,922,298)	(2,709,488)	(5,005,083)
From net investment income Class S	(1,692,863)	(1,303,852)	(1,254,325)	(1,950,929)
Total From Net Investment Income	(5,176,444)	(5,226,150)	(3,963,813)	(6,956,012)
From net realized gains Class A	(48,813,185)	(3,460,323)	(3,007,137)	–
From net realized gains Class S	(13,564,436)	(677,607)	(1,162,395)	–
Total From Net Realized Gains	(62,377,621)	(4,137,930)	(4,169,532)	–
Total Distributions to Shareholders	(67,554,065)	(9,364,080)	(8,133,345)	(6,956,012)
Capital Stock Transactions

Class A
Sold	36,700,320	59,916,555	9,416,254	19,742,869
Distributions reinvested	52,193,277	7,368,935	5,591,087	4,866,187
Redeemed	(38,637,475)	(78,329,678)	(13,674,056)	(25,337,083)
Total Class A Capital Stock Transactions	50,256,122	(11,044,188)	1,333,285	(728,027)

Class S
Sold	66,616,539	83,716,329	19,735,830	34,718,914
Distributions reinvested	15,252,782	1,981,486	2,386,268	1,923,847
Redeemed	(15,599,126)	(24,559,875)	(8,174,661)	(14,208,823)
Total Class S Capital Stock Transactions	66,270,195	61,137,940	13,947,437	22,433,938
Capital Stock Transactions	116,526,317	50,093,752	15,280,722	21,705,911

Net Increase/(Decrease) in Net Assets	97,370,791	246,850,111	14,515,909	47,826,295
Net Assets, Beginning of Period	1,117,742,941	870,892,830	345,244,380	297,418,085
Net Assets, End of Period	$1,215,113,732	$1,117,742,941	$359,760,289	$345,244,380
Accumulated Undistributed Net Investment Income/(Loss)	$(1,580,160)	$(890,741)	$486,412	$350,606

Capital Stock Share Transactions

Class A shares
Sold	2,315,792	4,120,843	708,248	1,551,546
Distributions reinvested	3,393,452	537,082	421,895	381,746
Redeemed	(2,435,947)	(5,378,857)	(1,025,412)	(1,988,652)
Total Class A shares	3,273,297	(720,932)	104,731	(55,360)

Class S shares
Sold	4,166,903	5,624,457	1,483,325	2,725,464
Distributions reinvested	980,122	143,352	180,468	150,976
Redeemed	(978,791)	(1,678,374)	(614,779)	(1,114,314)
Total Class S shares	4,168,234	4,089,435	1,049,014	1,762,126

(a)	For the period from February 28, 2018 (inception) through April 30, 2018

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

Government Bond Fund		High Income Municipal Bond Fund	High Yield Fund		Income Fund
4/30/2018 (unaudited)	10/31/2017	4/30/2018 (unaudited)(a)	4/30/2018 (unaudited)	10/31/2017	4/30/2018 (unaudited)	10/31/2017

$569,793	$894,096	$23,972	$20,091,425	$38,044,552	$14,136,553	$26,449,259
(339,927)	571,593	9,437	2,388,754	(4,045,383)	1,904,500	3,000,693
(1,301,262)	(1,565,684)	344	(26,639,234)	25,061,059	(34,727,543)	(861,018)
(1,071,396)	(99,995)	33,753	(4,159,055)	59,060,228	(18,686,490)	28,588,934

(52,967)	(103,897)	–	(12,484,609)	(24,741,149)	(5,201,127)	(10,481,565)
(516,826)	(790,204)	(23,972)	(7,413,160)	(13,015,769)	(8,944,935)	(15,918,379)
(569,793)	(894,101)	(23,972)	(19,897,769)	(37,756,918)	(14,146,062)	(26,399,944)
(43,617)	(18,490)	–	–	–	(1,133,915)	(514,974)
(394,610)	(115,788)	–	–	–	(1,701,909)	(671,791)
(438,227)	(134,278)	–	–	–	(2,835,824)	(1,186,765)
(1,008,020)	(1,028,379)	(23,972)	(19,897,769)	(37,756,918)	(16,981,886)	(27,586,709)

–	256	–	11,816,461	26,387,862	7,274,737	15,436,924
94,083	118,161	–	9,209,375	18,115,009	5,614,223	9,631,830
(851,245)	(2,103,166)	–	(27,622,231)	(52,552,778)	(20,707,737)	(41,879,717)
(757,162)	(1,984,749)	–	(6,596,395)	(8,049,907)	(7,818,777)	(16,810,963)

26,860,418	42,078,400	5,531,017	32,155,913	64,615,291	56,974,079	72,600,671
908,512	904,632	23,876	6,625,096	11,766,507	10,259,819	15,881,059
(25,106,901)	(36,978,754)	(531,544)	(21,330,293)	(55,774,488)	(28,265,589)	(47,549,505)
2,662,029	6,004,278	5,023,349	17,450,716	20,607,310	38,968,309	40,932,225
1,904,867	4,019,529	5,023,349	10,854,321	12,557,403	31,149,532	24,121,262

(174,549)	2,891,155	5,033,130	(13,202,503)	33,860,713	(4,518,844)	25,123,487
58,446,810	55,555,655	–	737,578,851	703,718,138	847,226,870	822,103,383
$58,272,261	$58,446,810	$5,033,130	$724,376,348	$737,578,851	$842,708,026	$847,226,870
$(5,543)	$(5,543)	$–	$(121,905)	$(315,561)	$95,480	$104,989

–	–	–	2,448,828	5,461,710	798,412	1,689,866
9,609	11,957	–	1,916,442	3,737,122	616,324	1,053,891
(87,167)	(212,569)	–	(5,735,003)	(10,874,389)	(2,272,986)	(4,586,721)
(77,558)	(200,612)	–	(1,369,733)	(1,675,557)	(858,250)	(1,842,964)

2,738,411	4,248,887	552,911	6,667,209	13,355,849	6,229,869	7,937,719
92,795	91,428	2,380	1,376,573	2,425,343	1,128,262	1,737,733
(2,579,601)	(3,727,620)	(52,955)	(4,434,750)	(11,578,738)	(3,112,958)	(5,205,893)
251,605	612,695	502,336	3,609,032	4,202,454	4,245,173	4,469,559

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

	Large Cap Growth Fund		Large Cap Stock Fund
For the periods ended	4/30/2018 (unaudited)	10/31/2017	4/30/2018 (unaudited)	10/31/2017
Operations
Net investment income/(loss)	$(749,708)	$(335,499)	$10,554,304	$20,118,806
Net realized gains/(losses)	42,632,915	25,550,376	60,032,280	155,300,629
Change in net unrealized appreciation/(depreciation)	42,155,125	149,756,945	12,345,737	177,525,104
Net Change in Net Assets Resulting From Operations	84,038,332	174,971,822	82,932,321	352,944,539
Distributions to Shareholders
From net investment income Class A	–	–	(15,975,702)	(16,304,694)
From net investment income Class S	–	–	(3,599,570)	(3,184,851)
Total From Net Investment Income	–	–	(19,575,272)	(19,489,545)
From net realized gains Class A	(5,523,376)	(1,047,717)	(132,651,812)	(39,292,274)
From net realized gains Class S	(15,772,711)	(2,793,431)	(22,017,419)	(5,737,774)
Total From Net Realized Gains	(21,296,087)	(3,841,148)	(154,669,231)	(45,030,048)
Total Distributions to Shareholders	(21,296,087)	(3,841,148)	(174,244,503)	(64,519,593)
Capital Stock Transactions

Class A
Sold	13,235,609	11,883,120	21,743,060	33,353,493
Distributions reinvested	5,451,197	1,035,081	146,608,939	54,836,892
Redeemed	(14,373,718)	(23,432,774)	(73,841,760)	(142,560,074)
Total Class A Capital Stock Transactions	4,313,088	(10,514,573)	94,510,239	(54,369,689)

Class S
Sold	36,192,585	50,551,798	11,266,485	17,811,346
Distributions reinvested	15,586,954	2,758,773	25,533,383	8,881,786
Redeemed	(26,313,693)	(38,536,081)	(4,646,162)	(6,133,364)
Total Class S Capital Stock Transactions	25,465,846	14,774,490	32,153,706	20,559,768
Capital Stock Transactions	29,778,934	4,259,917	126,663,945	(33,809,921)

Net Increase/(Decrease) in Net Assets	92,521,179	175,390,591	35,351,763	254,615,025
Net Assets, Beginning of Period	864,281,431	688,890,840	1,858,086,602	1,603,471,577
Net Assets, End of Period	$956,802,610	$864,281,431	$1,893,438,365	$1,858,086,602
Accumulated Undistributed Net Investment Income/(Loss)	$(856,313)	$(106,605)	$4,604,989	$13,625,957

Capital Stock Share Transactions

Class A shares
Sold	1,221,686	1,300,628	776,406	1,248,652
Distributions reinvested	532,864	124,260	5,384,309	2,188,622
Redeemed	(1,346,994)	(2,611,919)	(2,627,329)	(5,338,090)
Total Class A shares	407,556	(1,187,031)	3,533,386	(1,900,816)

Class S shares
Sold	3,056,908	5,057,925	397,652	656,444
Distributions reinvested	1,384,277	302,497	927,612	351,674
Redeemed	(2,253,025)	(3,834,081)	(164,762)	(227,803)
Total Class S shares	2,188,160	1,526,341	1,160,502	780,315

(a)	For the period from February 28, 2017 (inception) through October 31, 2017

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

Large Cap Value Fund		Limited Maturity Bond Fund		Low Volatility Equity Fund		Mid Cap Stock Fund
4/30/2018 (unaudited)	10/31/2017	4/30/2018 (unaudited)	10/31/2017	4/30/2018 (unaudited)	10/31/2017(a)	4/30/2018 (unaudited)	10/31/2017

$7,707,343	$14,798,508	$9,661,824	$15,227,279	$59,815	$49,030	$802,930	$287,148
33,019,428	41,071,898	2,002,760	2,014,911	70,663	60,030	119,091,952	147,608,187
3,124,739	123,563,706	(11,454,410)	(1,277,975)	(50,103)	356,267	(34,439,117)	198,260,839
43,851,510	179,434,112	210,174	15,964,215	80,375	465,327	85,455,765	346,156,174

(2,535,026)	(2,498,405)	(3,291,008)	(5,853,396)	–	–	–	(1,114,640)
(11,309,132)	(10,134,973)	(6,475,049)	(9,450,197)	(84,584)	–	–	(1,451,583)
(13,844,158)	(12,633,378)	(9,766,057)	(15,303,593)	(84,584)	–	–	(2,566,223)
(9,270,920)	(6,612,772)	–	–	–	–	(100,901,096)	(45,485,701)
(30,906,463)	(20,389,278)	–	–	(66,038)	–	(40,796,467)	(14,137,670)
(40,177,383)	(27,002,050)	–	–	(66,038)	–	(141,697,563)	(59,623,371)
(54,021,541)	(39,635,428)	(9,766,057)	(15,303,593)	(150,622)	–	(141,697,563)	(62,189,594)

5,073,225	9,867,809	45,420,415	109,724,610	–	–	31,216,269	40,574,176
11,542,402	8,898,845	3,209,773	5,696,364	–	–	99,893,184	46,164,912
(12,313,194)	(22,624,841)	(61,917,213)	(130,841,777)	–	–	(62,230,364)	(109,152,643)
4,302,433	(3,858,187)	(13,287,025)	(15,420,803)	–	–	68,879,089	(22,413,555)

30,664,184	54,381,213	156,807,566	252,488,756	3,799,970	10,881,943	127,219,416	112,514,293
41,726,607	30,138,195	6,247,486	9,132,707	150,391	–	40,601,775	15,547,509
(17,305,028)	(52,567,106)	(104,289,334)	(153,003,567)	(529,161)	(5,556,851)	(21,066,399)	(28,096,039)
55,085,763	31,952,302	58,765,718	108,617,896	3,421,200	5,325,092	146,754,792	99,965,763
59,388,196	28,094,115	45,478,693	93,197,093	3,421,200	5,325,092	215,633,881	77,552,208

49,218,165	167,892,799	35,922,810	93,857,715	3,350,953	5,790,419	159,392,083	361,518,788
985,254,093	817,361,294	886,025,921	792,168,206	5,790,419	–	1,704,296,622	1,342,777,834
$1,034,472,258	$985,254,093	$921,948,731	$886,025,921	$9,141,372	$5,790,419	$1,863,688,705	$1,704,296,622
$3,976,731	$10,113,546	$21,091	$125,324	$39,138	$63,907	$519,829	$(283,101)

221,785	466,683	3,655,548	8,809,633	–	–	1,214,734	1,673,929
510,300	427,191	258,643	457,048	–	–	4,029,576	1,967,719
(536,546)	(1,062,617)	(4,982,865)	(10,502,904)	–	–	(2,417,841)	(4,494,570)
195,539	(168,743)	(1,068,674)	(1,236,223)	–	–	2,826,469	(852,922)

1,333,583	2,535,555	12,619,003	20,271,039	344,594	1,067,583	4,424,915	4,140,559
1,829,525	1,439,714	503,611	732,886	13,677	–	1,454,739	594,767
(749,599)	(2,453,229)	(8,398,921)	(12,284,091)	(48,124)	(535,016)	(731,717)	(1,026,902)
2,413,509	1,522,040	4,723,693	8,719,834	310,147	532,567	5,147,937	3,708,424

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

	Moderate Allocation Fund		Moderately Aggressive Allocation Fund
For the periods ended	4/30/2018 (unaudited)	10/31/2017	4/30/2018 (unaudited)	10/31/2017
Operations
Net investment income/(loss)	$19,478,428	$27,284,231	$17,700,509	$20,953,962
Net realized gains/(losses)	41,316,396	66,255,995	82,824,748	106,935,099
Change in net unrealized appreciation/(depreciation)	(26,568,630)	156,641,742	(29,955,697)	244,088,288
Net Change in Net Assets Resulting From Operations	34,226,194	250,181,968	70,569,560	371,977,349
Distributions to Shareholders
From net investment income Class A	(17,331,032)	(22,395,069)	(23,056,029)	(18,331,418)
From net investment income Class S	(4,462,238)	(4,040,733)	(5,661,392)	(2,778,458)
Total From Net Investment Income	(21,793,270)	(26,435,802)	(28,717,421)	(21,109,876)
From net realized gains Class A	(50,366,227)	(10,806,762)	(84,545,046)	(19,091,905)
From net realized gains Class S	(10,661,826)	(1,269,080)	(16,477,561)	(2,132,912)
Total From Net Realized Gains	(61,028,053)	(12,075,842)	(101,022,607)	(21,224,817)
Total Distributions to Shareholders	(82,821,323)	(38,511,644)	(129,740,028)	(42,334,693)
Capital Stock Transactions

Class A
Sold	71,786,917	123,690,529	71,520,812	130,958,458
Distributions reinvested	67,367,350	33,016,918	107,357,238	37,341,146
Redeemed	(97,673,429)	(184,286,242)	(98,975,805)	(179,194,579)
Total Class A Capital Stock Transactions	41,480,838	(27,578,795)	79,902,245	(10,894,975)

Class S
Sold	134,231,959	196,010,995	128,260,508	186,898,013
Distributions reinvested	15,055,961	5,266,892	22,130,306	4,906,429
Redeemed	(32,619,530)	(38,302,803)	(36,117,238)	(34,392,768)
Total Class S Capital Stock Transactions	116,668,390	162,975,084	114,273,576	157,411,674
Capital Stock Transactions	158,149,228	135,396,289	194,175,821	146,516,699

Net Increase/(Decrease) in Net Assets	109,554,099	347,066,613	135,005,353	476,159,355
Net Assets, Beginning of Period	2,208,908,751	1,861,842,138	2,476,774,603	2,000,615,248
Net Assets, End of Period	$2,318,462,850	$2,208,908,751	$2,611,779,956	$2,476,774,603
Accumulated Undistributed Net Investment Income/(Loss)	$(1,161,883)	$1,152,959	$(2,306,181)	$8,710,731

Capital Stock Share Transactions

Class A shares
Sold	5,209,223	9,385,511	4,767,124	9,290,259
Distributions reinvested	4,930,162	2,539,036	7,258,771	2,765,753
Redeemed	(7,085,334)	(13,954,431)	(6,593,409)	(12,681,789)
Total Class A shares	3,054,051	(2,029,884)	5,432,486	(625,777)

Class S shares
Sold	9,723,620	14,738,716	8,482,831	13,055,685
Distributions reinvested	1,099,147	400,777	1,482,296	360,908
Redeemed	(2,363,757)	(2,880,429)	(2,386,412)	(2,407,454)
Total Class S shares	8,459,010	12,259,064	7,578,715	11,009,139

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

Moderately Conservative Allocation Fund		Money Market Fund		Municipal Bond Fund		Opportunity Income Plus Fund
4/30/2018 (unaudited)	10/31/2017	4/30/2018 (unaudited)	10/31/2017	4/30/2018 (unaudited)	10/31/2017	4/30/2018 (unaudited)	10/31/2017

$9,119,941	$14,106,905	$1,690,036	$355,446	$27,149,187	$55,034,126	$9,533,974	$16,236,157
10,593,339	15,387,696	(1,280)	268	3,182,841	(2,962,342)	(3,925,872)	(340,739)
(17,218,614)	38,868,489	–	–	(47,712,496)	(33,697,180)	(6,317,309)	4,149,200
2,494,666	68,363,090	1,688,756	355,714	(17,380,468)	18,374,604	(709,207)	20,044,618

(7,605,494)	(11,993,068)	(1,266,520)	(105,838)	(22,920,312)	(47,790,355)	(4,642,856)	(8,603,782)
(1,898,268)	(2,021,189)	(423,516)	(249,608)	(4,102,991)	(7,173,455)	(5,219,101)	(7,670,388)
(9,503,762)	(14,014,257)	(1,690,036)	(355,446)	(27,023,303)	(54,963,810)	(9,861,957)	(16,274,170)
(11,956,706)	(6,110,766)	–	–	–	–	–	–
(2,445,284)	(666,362)	–	–	–	–	–	–
(14,401,990)	(6,777,128)	–	–	–	–	–	–
(23,905,752)	(20,791,385)	(1,690,036)	(355,446)	(27,023,303)	(54,963,810)	(9,861,957)	(16,274,170)

29,208,006	51,797,504	124,712,492	242,067,940	26,551,284	62,763,886	14,343,787	30,780,063
19,366,708	17,912,686	1,245,758	104,043	19,577,230	40,787,705	4,244,151	7,849,810
(47,377,124)	(94,734,303)	(136,426,809)	(298,443,722)	(82,069,141)	(159,920,611)	(21,437,830)	(34,136,345)
1,197,590	(25,024,113)	(10,468,559)	(56,271,739)	(35,940,627)	(56,369,020)	(2,849,892)	4,493,528

50,644,826	87,125,201	150,700,064	311,645,006	49,893,328	77,982,660	62,266,067	112,255,199
4,324,366	2,660,827	402,824	234,521	3,763,278	6,591,809	4,912,143	7,301,476
(15,807,360)	(23,461,067)	(131,863,433)	(290,387,221)	(31,254,371)	(59,476,151)	(29,028,679)	(39,395,609)
39,161,832	66,324,961	19,239,455	21,492,306	22,402,235	25,098,318	38,149,531	80,161,066
40,359,422	41,300,848	8,770,896	(34,779,433)	(13,538,392)	(31,270,702)	35,299,639	84,654,594

18,948,336	88,872,553	8,769,616	(34,779,165)	(57,942,163)	(67,859,908)	24,728,475	88,425,042
861,572,517	772,699,964	403,190,715	437,969,880	1,596,213,933	1,664,073,841	524,995,642	436,570,600
$880,520,853	$861,572,517	$411,960,331	$403,190,715	$1,538,271,770	$1,596,213,933	$549,724,117	$524,995,642
$638,454	$1,022,275	$–	$–	$353,286	$227,402	$(309,394)	$18,589

2,358,578	4,294,425	124,712,492	242,067,938	2,359,559	5,516,312	1,402,377	3,010,351
1,567,551	1,500,225	1,245,758	104,044	1,745,824	3,590,615	415,891	766,512
(3,829,555)	(7,847,375)	(136,426,805)	(298,443,721)	(7,301,708)	(14,078,488)	(2,099,555)	(3,338,561)
96,574	(2,052,725)	(10,468,555)	(56,271,739)	(3,196,325)	(4,971,561)	(281,287)	438,302

4,083,977	7,173,390	150,700,064	311,645,006	4,426,009	6,861,019	6,100,396	10,970,324
349,256	220,948	402,824	234,521	335,710	580,167	481,455	712,559
(1,273,013)	(1,935,863)	(131,863,433)	(290,387,221)	(2,781,775)	(5,243,365)	(2,841,395)	(3,850,457)
3,160,220	5,458,475	19,239,455	21,492,306	1,979,944	2,197,821	3,740,456	7,832,426

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

	Partner Emerging Markets Equity Fund
For the periods ended	4/30/2018 (unaudited)	10/31/2017
Operations
Net investment income/(loss)	$2,838	$159,490
Net realized gains/(losses)	(30,057)	(188,126)
Change in net unrealized appreciation/(depreciation)	14,391	1,926,188
Net Change in Net Assets Resulting From Operations	(12,828)	1,897,552
Distributions to Shareholders
From net investment income Class A	(89,722)	(43,554)
From net investment income Class S	(55,492)	(28,818)
Total From Net Investment Income	(145,214)	(72,372)
From net realized gains Class A	–	–
From net realized gains Class S	–	–
Total From Net Realized Gains	–	–
Total Distributions to Shareholders	(145,214)	(72,372)
Capital Stock Transactions

Class A
Sold	1,907,586	4,582,653
Distributions reinvested	89,154	43,506
Redeemed	(798,814)	(6,292,638)
Total Class A Capital Stock Transactions	1,197,926	(1,666,479)

Class S
Sold	2,910,831	5,285,566
Distributions reinvested	55,493	28,824
Redeemed	(580,333)	(3,126,799)
Total Class S Capital Stock Transactions	2,385,991	2,187,591
Capital Stock Transactions	3,583,917	521,112

Net Increase/(Decrease) in Net Assets	3,425,875	2,346,292
Net Assets, Beginning of Period	13,082,273	10,735,981
Net Assets, End of Period	$16,508,148	$13,082,273
Accumulated Undistributed Net Investment Income/(Loss)	$(10,579)	$131,797

Capital Stock Share Transactions

Class A shares
Sold	190,699	541,497
Distributions reinvested	9,103	5,535
Redeemed	(80,530)	(742,483)
Total Class A shares	119,272	(195,451)

Class S shares
Sold	293,946	613,775
Distributions reinvested	5,721	3,705
Redeemed	(59,177)	(335,143)
Total Class S shares	240,490	282,337

(a)	For the period from February 28, 2018 (inception) through April 30, 2018

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

Partner Worldwide Allocation Fund		Small Cap Growth Fund	Small Cap Stock Fund
4/30/2018 (unaudited)	10/31/2017	4/30/2018 (unaudited)(a)	4/30/2018 (unaudited)	10/31/2017

$8,541,601	$17,999,510	$(7,020)	$194,466	$164,960
30,607,627	36,589,905	17,207	56,002,732	47,168,618
(19,164,324)	97,227,066	99,242	(29,778,365)	107,637,046
19,984,904	151,816,481	109,429	26,418,833	154,970,624

(3,351,657)	(2,695,343)	–	–	(647,301)
(18,210,117)	(14,277,535)	–	–	(570,250)
(21,561,774)	(16,972,878)	–	–	(1,217,551)
(2,127,493)	–	–	(32,369,402)	(16,107,310)
(9,781,295)	–	–	(11,696,047)	(4,745,724)
(11,908,788)	–	–	(44,065,449)	(20,853,034)
(33,470,562)	(16,972,878)	–	(44,065,449)	(22,070,585)

6,999,837	8,497,908	–	8,459,571	16,280,602
5,400,092	2,655,104	–	32,141,191	16,642,749
(6,657,788)	(15,037,016)	–	(20,379,760)	(36,724,668)
5,742,141	(3,884,004)	–	20,221,002	(3,801,317)

15,665,228	15,581,089	5,453,714	41,828,430	28,686,730
27,982,440	14,222,488	–	11,693,746	5,313,787
(6,792,612)	(9,168,091)	(457,176)	(22,601,715)	(14,505,758)
36,855,056	20,635,486	4,996,538	30,920,461	19,494,759
42,597,197	16,751,482	4,996,538	51,141,463	15,693,442

29,111,539	151,595,085	5,105,967	33,494,847	148,593,481
908,846,581	757,251,496	–	595,056,817	446,463,336
$937,958,120	$908,846,581	$5,105,967	$628,551,664	$595,056,817
$3,965,779	$16,985,952	$(7,020)	$(29,562)	$(224,028)

619,116	815,695	–	384,614	807,090
484,579	284,272	–	1,520,397	855,788
(589,873)	(1,487,744)	–	(925,607)	(1,804,658)
513,822	(387,777)	–	979,404	(141,780)

1,358,504	1,497,545	544,237	1,578,431	1,165,084
2,499,007	1,517,875	–	459,118	230,084
(607,094)	(862,706)	(44,719)	(879,414)	(596,037)
3,250,417	2,152,714	499,518	1,158,135	799,131

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

April 30, 2018

(unaudited)

(1) ORGANIZATION

Thrivent Mutual Funds (the “Trust”) was organized as a Massachusetts Business Trust on March 10, 1987 and is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Trust is divided into 24 separate series (each, a “Fund” and, collectively, the “Funds”), each with its own investment objective and policies. The Trust currently consists of four asset allocation Funds, three income plus Funds, nine equity Funds, seven fixed-income Funds and one money market Fund. This report includes 22 of the Funds while Thrivent Diversified Income Plus Fund and Thrivent Multidimensional Income Fund have a fiscal year end on a calendar-year basis and are presented under a separate shareholder report.

The Funds are each investment companies that follow the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 - Financial Services - Investment Companies.

(A) Share Classes – The Trust includes two classes of shares: Class A and Class S shares. The classes of shares differ principally in their respective distribution expenses and other class-specific expenses and arrangements. Class A shares have an annual 12b-1 fee of 0.25% for all Funds other than Government Bond Fund and Limited Maturity Bond Fund, which have a 12b-1 fee of 0.125%, and Money Market Fund, which does not have a 12b-1 fee. Effective January 1, 2018, the 12b-1 fee of 0.125% was removed from the Money Market Fund Class A shares. Class A shares have a maximum front-end sales load of 4.50%, although some Funds have a reduced or no front-end sales load. Class S shares are offered at net asset value and have no annual 12b-1 fees. The share classes have identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes. Thrivent High Income Municipal Bond Fund, Thrivent Low Volatility Equity Fund, Thrivent Multidimensional Income Fund, and Thrivent Small Cap Growth Fund offer only Class S Shares, all other of the 20 Funds of the Trust offer Class A and Class S shares. Class A shares of Government Bond Fund are closed to all purchases and exchanges into the Fund, other than reinvestment of dividends by current shareholders of the Fund.

(B) Other – Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that provide general damage clauses. The Trust’s maximum exposure under these contracts is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects the risk of loss to be remote.

(2) SIGNIFICANT ACCOUNTING POLICIES

(A) Valuation of Investments – Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day unless otherwise stated below. Over-the-counter securities and listed securities for which no price is readily available are valued at the current bid price considered best to represent the value at that time. Security prices are based on quotes that are obtained from an independent pricing service approved by the Trust’s Board of Trustees (“Board”). The pricing service, in determining values of fixed-income securities, takes into consideration such factors as current quotations by broker/ dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Exchange-listed options and futures contracts are valued at the last quoted sales price. Swap agreements are valued at the clearinghouse end of day prices as furnished by an independent pricing service. Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by the pricing service. Investments in open-ended mutual funds are valued at the net asset value at the close of each business day.

Securities held by the Money Market Fund are valued on the basis of amortized cost (which approximates market value), whereby a portfolio security is valued at its cost initially and thereafter valued to reflect a constant amortization to maturity of any discount or premium. The Money Market Fund and the Trust’s investment adviser, Thrivent Asset Management, LLC (“Thrivent Asset Mgt.” or the “Adviser”), follow procedures designed to help maintain a constant net asset value of $1.00 per share.

The Board has delegated responsibility for daily valuation of the Funds’ securities to the Adviser. The Adviser has formed a Valuation Committee (“Committee”) that is responsible for overseeing the Fund valuation policies in accordance with Valuation Policies and Procedures. The Committee meets on a monthly and on an as-needed basis to review price challenges, price overrides, stale prices, shadow prices, manual prices, money market pricing, international fair valuation, and other securities requiring fair valuation.

The Committee monitors for significant events occurring prior to the close of trading on the New York Stock Exchange that could have a material impact on the value of any securities that are held by the Funds. Examples of such events include trading halts, national news/events, and issuer-specific

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

April 30, 2018

(unaudited)

developments. If the Committee decides that such events warrant using fair value estimates, the Committee will take such events into consideration in determining the fair value of such securities. If market quotations or prices are not readily available or determined to be unreliable, the securities will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board.

In accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), the various inputs used to determine the fair value of the Funds’ investments are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities, typically included in this level are U.S. equity securities, futures, options and registered investment company funds. Level 2 includes other significant observable inputs such as quoted prices for similar securities, interest rates, prepayment speeds and credit risk, typically included in this level are fixed income securities, international securities, swaps and forward contracts. Level 3 includes significant unobservable inputs such as the Adviser’s own assumptions and broker evaluations in determining the fair value of investments. Of the Level 3 securities, those for which market values were not readily available or were deemed unreliable were fair valued as determined in good faith under procedures established by the Board. The valuation levels are not necessarily an indication of the risk associated with investing in these securities or other investments. Investments measured using net asset value per share as a practical expedient for fair value and that are not publicly available for sale are not categorized within the fair value hierarchy.

Valuation of International Securities – Because many foreign markets close before the U.S. markets, events may occur between the close of the foreign markets and the close of the U.S. markets that could have a material impact on the valuation of foreign securities. The Funds, under the supervision of the Board, evaluate the impacts of these events and may adjust the valuation of foreign securities to reflect fair value as of the close of the U.S. markets. The Board has authorized the Adviser to make fair valuation determinations pursuant to policies approved by the Board.

(B) Foreign Currency Translation – The accounting records of each Fund are maintained in U.S. dollars. Securities and other assets and liabilities that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rates of exchange.

Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Net realized and unrealized currency gains and losses are recorded from closed currency contracts, disposition of foreign currencies, exchange gains or losses between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The Funds do not separately report the effect of changes in foreign exchange rates from changes in prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

For federal income tax purposes, the Funds treat the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the changes in foreign exchange rates between the trade date and settlement date as ordinary income.

(C) Foreign Denominated Investments – Foreign denominated assets and currency contracts may involve more risks than domestic transactions including currency risk, political and economic risk, regulatory risk, and market risk. Certain Funds may also invest in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

(D) Federal Income Taxes – No provision has been made for income taxes because each Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute substantially all investment company taxable income and net capital gain on a timely basis. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any federal excise tax. The Funds, accordingly, anticipate paying no federal taxes and no federal tax provision was recorded. Each Fund is treated as a separate taxable entity for federal income tax purposes. Funds may utilize earnings and profits distributed to shareholders on the redemption of shares as part of the dividends paid deduction.

GAAP requires management of the Funds (i.e., the Adviser) to make additional tax disclosures with respect to the tax effects of certain income tax positions, whether those positions were taken on previously filed tax returns or are expected to be taken on future returns. These positions must meet a “more likely than not” standard that, based on the technical merits of the position, would have a greater than 50 percent likelihood of being sustained upon examination. In evaluating whether a tax position has met the more-likely-than-not recognition threshold, the Adviser must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.

The Adviser analyzed all open tax years, as defined by the statute of limitations, for all major jurisdictions. Open tax years are those that are open for examination by taxing authorities. Major jurisdictions for the Funds include U.S. Federal, Minnesota, Wisconsin, and Massachusetts as well as certain foreign countries. As of April 30, 2018, open U.S. Federal, Minnesota, Wisconsin and Massachusetts tax years include the tax years ended October 31, 2014 through 2017. Additionally, as of April 30, 2018, the tax year ended

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

April 30, 2018

(unaudited)

October 31, 2013 is open for Wisconsin. The Funds have no examinations in progress and none are expected at this time.

As of April 30, 2018, the Adviser has reviewed all open tax years and major jurisdictions and concluded that there is no effect to the Funds’ tax liability, financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits related to uncertain income tax positions taken or expected to be taken in future tax returns. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

Foreign Income Taxes – Funds are subject to foreign income taxes imposed by certain countries in which they invest. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. These amounts are shown as foreign tax withholding on the Statement of Operations. The Funds pay tax on foreign capital gains, where applicable.

(E) Expenses and Income – Estimated expenses are accrued daily. The Funds are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to a Fund are allocated among all appropriate Funds in proportion to their respective net assets or number of shareholder accounts, or other reasonable basis. Net investment income, expenses which are not class-specific, and realized and unrealized gains and losses are allocated directly to each class based upon the relative net asset value of outstanding shares.

Interest income is recorded daily on all debt securities, as is accretion of market discount and original issue discount and amortization of premium. Paydown gains and losses on mortgage-backed and asset-backed securities are recorded as components of interest income. Dividend income and capital gain distributions are recorded on the ex-dividend date. However, in certain foreign markets where declaration of the dividend follows the ex-dividend date, the dividend will be recorded as soon as the Fund is informed of the declaration date. Non-cash income, if any, is recorded at the fair market value of the securities received.

For certain securities, including real estate investment trusts, the Trust records distributions received in excess of income as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available. Actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Trust adjusts the estimated amounts of the components of distributions as adjustments to investment income, unrealized appreciation/depreciation and realized gain/ loss on investments as necessary, once the issuers provide information about the actual composition of the distributions.

(F) Distributions to Shareholders – Dividend and capital gain distributions are recorded on the ex-dividend date. With the exception of the Money Market Fund, net realized gains from securities transactions, if any, are paid at least annually after the close of the fiscal year.

Fund	Dividends Declared	Dividends Paid
Aggressive Allocation	Annually	Annually
Balanced Income Plus	Quarterly	Quarterly
Government Bond	Daily	Monthly
High Income Municipal Bond	Daily	Monthly
High Yield	Daily	Monthly
Income	Daily	Monthly
Large Cap Growth	Annually	Annually
Large Cap Stock	Annually	Annually
Large Cap Value	Annually	Annually
Limited Maturity Bond	Daily	Monthly
Low Volatility Equity	Annually	Annually
Mid Cap Stock	Annually	Annually
Moderate Allocation	Quarterly	Quarterly
Moderately Aggressive Allocation	Annually	Annually
Moderately Conservative Allocation	Quarterly	Quarterly
Money Market*	Daily	Monthly
Municipal Bond	Daily	Monthly
Opportunity Income Plus	Daily	Monthly
Partner Emerging Markets Equity	Annually	Annually
Partner Worldwide Allocation	Annually	Annually
Small Cap Growth	Annually	Annually
Small Cap Stock	Annually	Annually

*	Dividends are net of any short-term realized gains or losses on the sale of securities.

(G) Derivative Financial Instruments – Each of the Funds, with the exception of the Money Market Fund, may invest in derivatives. Derivatives, a category that includes options, futures, swaps, foreign currency forward contracts and hybrid instruments, are financial instruments whose value is derived from another security, an index or a currency. Each applicable Fund may use derivatives for hedging (attempting to offset a potential loss in one position by establishing an interest in an opposite position). This includes the use of currency-based derivatives to manage the risk of its positions in foreign securities. Each applicable Fund may also use derivatives for replication of a certain asset class or speculation (investing for potential income or capital gain). These contracts may be transacted on an exchange or over-the-counter (OTC).

A derivative may incur a mark to market loss if the value of the derivative decreases due to an unfavorable change in the market rates or values of the underlying derivative. Losses can also occur if the counterparty does not perform under the derivative. A Fund’s risk of loss from the counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund. With exchange traded futures and centrally cleared swaps, there is minimal counterparty credit risk to the Funds because the exchange’s clearinghouse, as counterparty to such derivatives, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the derivative; thus, the credit risk is limited to the failure of the

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

April 30, 2018

(unaudited)

clearinghouse. However, credit risk still exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers, potentially resulting in losses to the Funds. Using derivatives to hedge can guard against potential risks, but it also adds to the Funds’ expenses and can eliminate some opportunities for gains. In addition, a derivative used for mitigating exposure or replication may not accurately track the value of the underlying asset. Another risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative.

In order to define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives and foreign exchange contracts and typically includes, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivatives’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy and insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral and margin requirements vary by type of derivative. Margin requirements are established by the broker or clearinghouse for exchange traded and centrally cleared derivatives (futures, options, and centrally cleared swaps). Brokers can ask for margining in excess of the minimum in certain situations. Collateral terms are contract specific for OTC derivatives (foreign currency exchange contracts, options, swaps). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, non-cash collateral that has been pledged to cover obligations of the Fund has been noted in the Schedule of Investments. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Options – All Funds, with the exception of the Money Market Fund, may buy put and call options and write put and covered call options. The Funds intend to use such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements in security prices or interest rates. The Funds may also enter into options contracts to protect against adverse foreign exchange rate fluctuations. Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds upon sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid.

Buying put options tends to decrease a Fund’s exposure to the underlying security while buying call options tends to increase a Fund’s exposure to the underlying security. The risk associated with purchasing put and call options is limited to the premium paid. There is no significant counterparty risk on exchange-traded options as the exchange guarantees the contract against default. Writing put options tends to increase a Fund’s exposure to the underlying security while writing call options tends to decrease a Fund’s exposure to the underlying security. The writer of an option has no control over whether the underlying security may be bought or sold, and therefore bears the market risk of an unfavorable change in the price of the underlying security. The counterparty risk for purchased options arises when a Fund has purchased an option, exercises that option, and the counterparty doesn’t buy from the Fund or sell to the Fund the underlying asset as required. In the case where a Fund has written an option, the Fund doesn’t have counterparty risk. Counterparty risk on purchased over-the-counter options is partially mitigated by the Fund’s collateral posting requirements. As the option increases in value to the Fund, the Fund receives collateral from the counterparty. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities.

During the six months ended April 30, 2018, Balanced Income Plus Fund, Government Bond Fund, Moderate Allocation Fund, Moderately Aggressive Allocation Fund, Moderately Conservative Allocation Fund and Opportunity Income Plus Fund used treasury options to manage the duration of the Fund versus the benchmark. Options on mortgage backed securities were used to generate income.

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

April 30, 2018

(unaudited)

Futures Contracts – All Funds, with the exception of the Money Market Fund, may use futures contracts to manage the exposure to interest rate and market or currency fluctuations. Gains or losses on futures contracts can offset changes in the yield of securities. When a futures contract is opened, cash or other investments equal to the required “initial margin deposit” are held on deposit with and pledged to the broker. Additional securities held by the Funds may be earmarked to cover open futures contracts. The futures contract’s daily change in value (“variation margin”) is either paid to or received from the broker, and is recorded as an unrealized gain or loss. When the contract is closed, realized gain or loss is recorded equal to the difference between the value of the contract when opened and the value of the contract when closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Exchange-traded futures have no significant counterparty risk as the exchange guarantees the contracts against default.

During the six months ended April 30, 2018, Aggressive Allocation Fund, Balanced Income Plus Fund, Government Bond Fund, Income Fund, Limited Maturity Bond Fund, Moderate Allocation Fund, Moderately Aggressive Allocation Fund, Moderately Conservative Allocation Fund, Municipal Bond Fund, Opportunity Income Plus Fund and Partner Worldwide Allocation Fund used treasury futures to manage the duration and yield curve exposure of the Fund versus the benchmark.

During the six months ended April 30, 2018, Aggressive Allocation Fund, Balanced Income Plus Fund, Large Cap Growth, Large Cap Stock Fund, Low Volatility Equity Fund, Moderate Allocation Fund, Moderately Aggressive Allocation Fund, Moderately Conservative Allocation Fund, Opportunity Income Plus Fund and Partner Worldwide Allocation Fund used equity futures to manage exposure to the equities markets.

Foreign Currency Forward Contracts – In connection with purchases and sales of securities denominated in foreign currencies, all Funds, with the exception of the Money Market Fund, may enter into foreign currency forward contracts. Additionally, the Funds may enter into such contracts to mitigate currency and counterparty exposure to other foreign-currency-denominated investments. These contracts are recorded at value and the related realized and change in unrealized foreign exchange gains and losses are included in the Statement of Operations. In the event that counterparties fail to settle these forward contracts, the Funds could be exposed to foreign currency fluctuations. Foreign currency contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time a forward contract is closed. These contracts are over-the-counter and the Fund is exposed to counterparty risk equal to the discounted net amount of payments to the Fund.

During the six months ended April 30, 2018, Partner Worldwide Allocation Fund used foreign currency forward contracts in order to gain active currency exposure and to hedge unwanted currency exposure.

Swap Agreements – All Funds, with the exception of the Money Market Fund, may enter into swap transactions, which involve swapping one or more investment characteristics of a security or a basket of securities with another party. Such transactions include market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk and may involve commissions or other costs. Swap transactions generally do not involve delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swap transactions is generally limited to the net amount of payments that the Fund is contractually obligated to make, or in the case of the counterparty defaulting, the net amount of payments that the Fund is contractually entitled to receive. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The contracts are valued daily and unrealized appreciation or depreciation is recorded. Swap agreements are valued at the clearinghouse end of day prices as furnished by an independent pricing service. The pricing service takes into account such factors as swap curves, default probabilities, recent trades, recovery rates and other factors it deems relevant in determining valuations. Daily fluctuations in the value of the centrally cleared credit default contracts are recorded in variation margin in the Statement of Assets and Liabilities and recorded as unrealized gain or loss. The Fund accrues for the periodic payment and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount recorded as realized gains or losses in the Statement of Operations. Receipts and payments received or made as a result of a credit event or termination of the contract are also recognized as realized gains or losses in the Statement of Operations. Collateral, in the form of cash or securities, may be required to be held with the Fund’s custodian, or a third party, in connection with these agreements. Certain swap agreements are over-the-counter and the Fund is exposed to counterparty risk, which is the discounted net amount of payments owed to the Fund. This risk is partially mitigated by the Fund’s collateral posting requirements. As the swap increases in value to the Fund, the Fund receives collateral

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

April 30, 2018

(unaudited)

from the counterparty. Certain interest rate and credit default index swaps must be cleared through a clearinghouse or central counterparty.

Credit Default Swaps – A credit default swap is a swap agreement between two parties to exchange the credit risk of a particular issuer, basket of securities or reference entity. In a credit default swap transaction, a buyer pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. The seller collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity. A buyer of a credit default swap is said to buy protection whereas a seller of a credit default swap is said to sell protection. The Funds may be either the protection seller or the protection buyer.

Certain Funds enter into credit default derivative contracts directly through credit default swaps (CDS) or through credit default swap indices (CDX Indices). CDX indices are static pools of equally weighted credit default swaps referencing corporate bonds and/or loans designed to provide diversified credit exposure to these asset classes. Funds sell default protection and assume long-risk positions in individual credits or indices. Index positions are entered into to gain exposure to the corporate bond and/or loan markets in a cost-efficient and diversified structure. In the event that a position defaults, by going into bankruptcy and failing to pay interest or principal on borrowed money, within any given CDX Index held, the maximum potential amount of future payments required would be equal to the pro-rata share of that position within the index based on the notional amount of the index. In the event of a default under a CDS contract the maximum potential amount of future payments would be the notional amount. For CDS, the default events could be bankruptcy and failing to pay interest or principal on borrowed money or a restructuring. A restructuring is a change in the underlying obligations which would include reduction in interest or principal, maturity extension and subordination to other obligations.

During the six months ended April 30, 2018, High Yield Fund used CDX indexes (comprised of credit default swaps) to help manage credit risk exposures within the fund.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

April 30, 2018

(unaudited)

The amounts presented in the tables below are offset first by financial instruments that have the right to offset under master netting or similar arrangements, then any remaining amount is reduced by cash and non-cash collateral received/ pledged. The actual amounts of collateral may be greater than the amounts presented in the tables.

The following table presents the gross and net information about assets subject to master netting arrangements, as presented in the Statement of Assets and Liabilities:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Fund	Gross Amounts of Recognized Assets	Gross Amounts Offset	Net Amounts of Recognized Assets	Financial Instruments	Cash Collateral Received	Non-Cash Collateral Received	Net Amount
Aggressive Allocation
Futures Contracts	1,963,994	–	1,963,994	1,963,994	–	–	–
Balanced Income Plus
Futures Contracts	69,440	–	69,440	69,440	–	–	–
Government Bond
Futures Contracts	3,251	–	3,251	3,251	–	–	–
Income
Futures Contracts	61,750	–	61,750	61,750	–	–	–
Large Cap Stock
Futures Contracts	1,394,222	–	1,394,222	1,394,222	–	–	–
Limited Maturity Bond
Futures Contracts	16,000	–	16,000	16,000	–	–	–
Low Volatility Equity
Futures Contracts	748	–	748	–	–	–	748	(*)
Moderate Allocation
Futures Contracts	2,025,965	–	2,025,965	1,996,203	–	–	29,762	(*)
Moderately Aggressive Allocation
Futures Contracts	3,358,106	–	3,358,106	3,358,106	–	–	–
Moderately Conservative Allocation
Futures Contracts	454,383	–	454,383	428,558	–	–	25,825	(*)
Municipal Bond
Futures Contracts	5,654	–	5,654	–	–	–	5,654	(*)
Opportunity Income Plus
Futures Contracts	123,371	–	123,371	5,188	–	–	118,183	(*)
Partner Worldwide Allocation
Futures Contracts	1,317,125	–	1,317,125	1,300,228	–	–	16,897	(*)
Exchange Contracts	854,976	–	854,976	790,407	–	–	64,569	(†)

(*)	Net futures amount represents the net amount receivable from the counterparty in the event of a default.
(†)	Net exchange contract amount represents the net amount receivable from the counterparty in the event of a default.

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

April 30, 2018

(unaudited)

The following table presents the gross and net information about liabilities subject to master netting arrangements, as presented in the Statement of Assets and Liabilities:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Fund	Gross Amounts of Recognized Liabilities	Gross Amounts Offset	Net Amounts of Recognized Liabilities	Financial Instruments	Cash Collateral Pledged	Non-Cash Collateral Pledged**	Net Amount
Aggressive Allocation
Futures Contracts	2,924,285	–	2,924,285	1,963,994	–	960,291	–
Securities Lending	8,580,989	–	8,580,989	8,284,465	–	–	296,524	^
Balanced Income Plus
Futures Contracts	78,510	–	78,510	69,440	–	9,070	–
Securities Lending	2,775,097	–	2,775,097	2,641,892	–	–	133,205	^
Government Bond
Futures Contracts	15,703	–	15,703	3,251	–	12,452	–
High Yield
Securities Lending	53,827,307	–	53,827,307	51,500,251	–	–	2,327,056	^
Income
Futures Contracts	65,438	–	65,438	61,750	–	3,688	–
Securities Lending	3,722,005	–	3,722,005	3,603,380	–	–	118,625	^
Large Cap Growth
Futures Contracts	186,485	–	186,485	–	–	186,485	–
Large Cap Stock
Futures Contracts	1,596,259	–	1,596,259	1,394,222	–	202,037	–
Securities Lending	24,198,758	–	24,198,758	22,454,073	–	–	1,744,685	^
Large Cap Value
Securities Lending	11,032,975	–	11,032,975	10,336,021	–	–	696,954	^
Limited Maturity Bond
Futures Contracts	144,607	–	144,607	16,000	–	128,607	–
Securities Lending	1,083,390	–	1,083,390	1,057,607	–	–	25,783	^
Mid Cap Stock
Securities Lending	9,986,525	–	9,986,525	9,766,607	–	–	219,918	^
Moderate Allocation
Futures Contracts	1,996,203	–	1,996,203	1,996,203	–	–	–
Securities Lending	8,010,132	–	8,010,132	7,716,865	–	–	293,267	^
Moderately Aggressive Allocation
Futures Contracts	3,916,371	–	3,916,371	3,358,106	–	558,265	–
Securities Lending	13,189,048	–	13,189,048	12,721,591	–	–	467,457	^
Moderately Conservative Allocation
Futures Contracts	428,558	–	428,558	428,558	–	–	–
Securities Lending	2,554,877	–	2,554,877	2,464,383	–	–	90,494	^
Opportunity Income Plus
Futures Contracts	5,188	–	5,188	5,188	–	–	–
Securities Lending	3,721,888	–	3,721,888	3,576,029	–	–	145,859	^
Partner Worldwide Allocation
Futures Contracts	1,300,228	–	1,300,228	1,300,228	–	–	–
Exchange Contracts	790,407	–	790,407	790,407	–	–	–
Securities Lending	597,083	–	597,083	576,950	–	–	20,133	^
Small Cap Stock
Securities Lending	20,263,675	–	20,263,675	19,719,070	–	–	544,605	^

**	Excess of collateral pledged to the counterparty may not be shown for financial reporting purposes.
^	Net securities lending amounts represent the net amount payable to the counterparty in the event of a default.

(H) Mortgage Dollar Roll Transactions – Certain Funds enter into dollar roll transactions on securities issued or to be issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

April 30, 2018

(unaudited)

Loan Mortgage Corporation, in which the Funds sell mortgage securities and simultaneously agree to repurchase similar (same type and coupon) securities at a later date at an agreed upon price. The Funds must maintain liquid securities having a value at least equal to the repurchase price (including accrued interest) for such dollar rolls. In addition, the Funds are required to segregate collateral with the fund custodian - depending on market movements - on their mortgage dollar rolls. The value of the securities that the Funds are required to purchase may decline below the agreed upon repurchase price of those securities.

During the period between the sale and repurchase, the Funds forgo principal and interest paid on the mortgage securities sold. The Funds are compensated from negotiated fees paid by brokers offered as an inducement to the Funds to “roll over” their purchase commitments, thus enhancing the yield. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract. The fees received are recognized over the roll period and are included in Income from mortgage dollar rolls in the Statement of Operations.

(I) Securities Lending – Effective December 16, 2017, the Trust terminated its Securities Lending Agreement with Deutsche Bank AG (the “Prior Agreement”). The Trust has entered into a Securities Lending Agreement (the “Agreement”) with Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending (“GSAL”), pursuant to which GSAL provides substantially the same securities lending services as were provided under the Prior Agreement. The Agreement authorizes GSAL to lend securities to authorized borrowers on behalf of the Funds. Pursuant to the Agreement, loaned securities are typically initially collateralized equal to at least 102% for U.S. securities and 105% for non-U.S. securities of the market value of the loaned securities. Daily market fluctuations could cause the value of loaned securities to be more or less that the value of the collateral received. Any additional collateral is adjusted and settled on the next business day. The Trust has the ability to recall the loans at any time and could do so in order to vote proxies or sell the loaned securities. All cash collateral received is invested in Thrivent Cash Management Trust. The Funds receive dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Amounts earned on investments in Thrivent Cash Management Trust, net of rebates, fees paid to GSAL for services provided and any other securities lending expenses, are included in income from securities loaned on the Statement of Operations. By investing any cash collateral it receives in these transactions, a Fund could realize additional gains or losses. If the borrower fails to return the securities or the invested collateral has declined in value, the Fund could lose money. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. However, in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss. Some of these losses may be indemnified by the lending agent.

As of April 30, 2018, the value of securities on loan is as follows:

Fund	Securities on Loan
Aggressive Allocation	$8,284,465
Balanced Income Plus	2,641,892
High Yield	51,500,251
Income	3,603,380
Large Cap Stock	22,454,073
Large Cap Value	10,336,021
Limited Maturity Bond	1,057,607
Mid Cap Stock	9,766,607
Moderate Allocation	7,716,865
Moderately Aggressive Allocation	12,721,591
Moderately Conservative Allocation	2,464,383
Opportunity Income Plus	3,576,029
Partner Worldwide Allocation	576,950
Small Cap Stock	19,719,070

(J) When-Issued and Delayed Delivery Transactions – Each Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, a Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Fund may dispose of a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed delivery basis, a Fund does not participate in future gains and losses with respect to the security.

(K) Treasury Inflation Protected Securities – Certain Funds may invest in treasury inflation protected securities (TIPS). These securities are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The coupon interest rate is generally fixed at issuance. Interest is paid based on the principal value, which is adjusted for inflation. Any increase in the principal amount will be included as taxable interest in the Statement of Operations and received in cash upon maturity or sale of the security.

(L) Repurchase Agreements – Each Fund may engage in repurchase agreement transactions in pursuit of its investment objective. A repurchase agreement consists of a purchase and a simultaneous agreement to resell an investment for later delivery at an agreed upon price and rate of interest. The Fund uses a third-party custodian to maintain

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

April 30, 2018

(unaudited)

the collateral. If the original seller of a security subject to a repurchase agreement fails to repurchase the security at the agreed upon time, the Fund could incur a loss due to a drop in the value of the security during the time it takes the Fund to either sell the security or take action to enforce the original seller’s agreement to repurchase the security. Also, if a defaulting original seller filed for bankruptcy or became insolvent, disposition of such security might be delayed by pending legal action. The Fund may only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers that are found by the Adviser or subadviser to be creditworthy. During the six months ended April 30, 2018, none of the Funds engaged in these types of investments.

(M) Equity-Linked Structured Securities – Certain Funds may invest in equity-linked structured notes. Equity-linked structured notes are debt securities which combine the characteristics of common stock and the sale of an option. The return component is based upon the performance of a single equity security, a basket of equity securities, or an equity index and the sale of an option. There is no guaranteed return of principal with these securities. The appreciation potential of these securities may be limited by a maximum payment or call right and can be influenced by many unpredictable factors. In addition to the performance of the equity, the nature and credit of the issuer may also impact return. During the six months ended April 30, 2018, none of the Funds engaged in these types of transactions.

(N) Stripped Securities – Certain Funds may invest in Interest Only and Principal Only stripped mortgage or asset backed securities. These securities represent a participation in securities that are structured in classes with rights to receive different portions of the interest and principal. Interest only securities receive all the interest, and principal only securities receive all the principal. If the underlying pool of mortgages or assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in an interest only security. Principal only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates. As interest rates increase, the price of the principal only security decreases. Similarly, as interest rates decrease, the price of the principal only security increases. The principal only security represents the payment with the longest maturity, therefore making it the most sensitive to interest rate changes.

(O) Credit Risk – The Funds may be susceptible to credit risk to the extent an issuer or counterparty defaults on its payment obligation. The Funds’ policy is to monitor the creditworthiness of issuers and counterparties. Interest receivable on defaulted securities is monitored for ability to collect payments in default and is adjusted accordingly.

(P) Accounting Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(Q) Loan Commitments – Certain Funds may enter into loan commitments, which generally have interest rates which are reset daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders. Loan commitments often require prepayments from excess cash flows or allow the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. Therefore, the remaining maturity may be considerably less than the stated maturity shown in the Schedule of Investments.

All or a portion of these loan commitments may be unfunded. A Fund is obligated to fund these commitments at the borrower’s discretion. Therefore, the Fund must have funds sufficient to cover its contractual obligation. These unfunded loan commitments, which are marked to market daily, are presented in the Schedule of Investments. During the year ended April 30, 2018, none of the Funds engaged in these types of investments.

(R) Loss Contingencies – High Yield Fund and Income Fund are defendants in an adversary action filed on July 31, 2009 by the Official Committee of Unsecured Creditors of Motors Liquidation Company, formerly known as General Motors Corporation (GM), against prior and current holders of term loan debt of GM. The suit seeks to determine whether GM’s term loan facility was secured at the time it entered bankruptcy. High Yield Fund at one time held term loans in an original principal amount of at least $4,723,994 and, if the plaintiffs are successful, it is reasonably possible that the Fund will be required to make payments in some amount. This loss contingency has not been accrued as a liability because the amount of potential damages and the likelihood of loss cannot be reasonably estimated. Income Fund is

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

April 30, 2018

(unaudited)

also named as a defendant in this action, but management does not expect that the Fund’s assets will be subject to a loss contingency.

(S) Litigation – Awards from class action litigation are recorded as realized gains on the payment date.

(T) Leveraged Loans (also known as bank loans) – Certain Funds may invest in bank loans, which are senior secured loans that are made by banks or other lending institutions to companies that are typically rated below investment grade. A Fund may invest in multiple series or tranches of a bank loan, with varying terms and different associated risks. Transactions in bank loan securities may settle on a delayed basis, which may result in the proceeds of the sale to not be readily available for a Fund to make additional investments. Interest rates of bank loan securities typically reset periodically, as the rates are tied to a reference index, such as the London Interbank Offered Rate (“LIBOR”), plus a premium. Income is recorded daily on bank loan securities. On an ongoing basis, a Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit of the bank loan. This commitment fee is accrued as income over the term of the bank loan. A Fund may receive consent and amendment fees for accepting an amendment to the current terms of a bank loan. Consent and amendment fees are accrued as income when the changes to the bank loan are immaterial and to capital when the changes are material.

(U) Amortization of Offering Costs – The offering costs referenced in the Statement of Operations for High Income Municipal Bond Fund, Low Volatility Equity Fund and Small Cap Growth Fund are costs incurred by the Fund in order to establish it for sale. These costs generally include any legal costs associated with registering the Fund. These costs are amortized over a period of 12 months from inception.

(V) Line of Credit – On January 3, 2018, each Fund (except High Income Municipal Bond Fund and Small Cap Growth Fund) along with other portfolios managed by the investment adviser or an affiliate, agreed to participate in a $100 million ($50 million committed, $50 million uncommitted) credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. Interest is charged to each participating fund based on its borrowings at the higher of the Federal Funds Rate or the One-Month LIBOR rate plus 1.25%. Each borrowing under the credit facility matures no later than 30 calendar days after the date of the borrowing. Each participating Fund paid commitment fees during the period ended April 30, 2018.

(W) Recent Accounting Pronouncements –

Premium Amortization on Purchased Callable Debt Securities

In March 2017, the FASB issued Accounting Standards Update No. 2017-08 Premium Amortization on Purchased Callable Debt Securities, which updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of this guidance and the impact it will have to financial statement amounts and footnote disclosures.

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

April 30, 2018

(unaudited)

(X) In-kind Contributions – During March 2018, Balanced Income Plus Fund and Opportunity Income Plus Fund contributed securities in-kind to Thrivent Core Emerging Markets Debt Fund in the amount of $71,231,243. As a result of the in-kind contribution, Thrivent Core Emerging Markets Debt Fund issued 7,482,273 shares at a $9.52/share net asset value. For financial reporting purposes, the contributing fund/portfolio recognizes a gain on these transactions to the extent the value of the distributed securities on the date of contribution exceeds the cost of those securities; they recognize a loss if the cost exceeds the value. Gains or losses on these in-kind contributions are recognized for tax purposes. The realized gains or losses below are included in the Statement of Operations of the contributing fund/portfolio as net realized gains/losses on in-kind contributions. These in-kind transactions were conducted at market value. The transactions were as follows:

Contributing Fund	Shares Issued	In-kind Amount	Realized Gain/(Loss)
Balanced Income Plus Fund	1,120,664	$10,668,722	$(261,061)
Opportunity Income Plus Fund	6,361,609	$60,562,521	$(1,226,852)
Totals	7,482,273	$71,231,243	$(1,487,913)

(Y) Other – For financial statement purposes, investment security transactions are accounted for on the trade date. Realized gains and losses from investment transactions are determined on a specific cost identification basis, which is the same basis used for federal income tax purposes.

(3) FEES AND COMPENSATION PAID TO AFFILIATES

(A)Investment Advisory Fees – The Trust has entered into an Investment Advisory Agreement with Thrivent Asset Mgt. Under the Investment Advisory Agreement, each of the Funds pays a fee for investment advisory services. The fees are accrued daily and paid monthly.

The annual rates of fees as a percent of average daily net assets under the Investment Advisory Agreement were as follows:

Fund (M – Millions)	$0 to $500M	Over $500 to $2,000M	Over $2,000 to $5,000M	Over $5,000 to $10,000M	Over $10,000M
Aggressive Allocation	0.750%	0.725%	0.700%	0.675%	0.650%
Moderate Allocation	0.650%	0.625%	0.600%	0.575%	0.550%
Moderately Aggressive Allocation	0.700%	0.675%	0.650%	0.625%	0.600%
Moderately Conservative Allocation	0.600%	0.575%	0.550%	0.525%	0.500%

Fund (M – Millions)	$0 to $250M	Over $250 to $1,000M	Over $1,000 to $1,500M	Over $1,500M
Partner Worldwide Allocation	0.850%	0.800%	0.775%	0.750%

Fund (M – Millions)	$0 to $50M	Over $50 to $100M	Over $100 to $200M	Over $200 to $250M	Over $250 to $500M	Over $500 to $750M	Over $750 to $1,000M	Over $1,000 to $2,000M	Over $2,000 to $2,500M	Over $2,500 to $5,000M	Over $5,000M
Balanced Income Plus	0.550%	0.550%	0.550%	0.550%	0.550%	0.500%	0.500%	0.475%	0.475%	0.450%	0.425%
Government Bond	0.400%	0.400%	0.400%	0.400%	0.400%	0.350%	0.350%	0.350%	0.350%	0.350%	0.350%
High Income Municipal Bond	0.500%	0.500%	0.500%	0.500%	0.500%	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%
High Yield	0.400%	0.400%	0.400%	0.400%	0.400%	0.350%	0.350%	0.300%	0.300%	0.300%	0.300%
Income	0.350%	0.350%	0.350%	0.350%	0.350%	0.325%	0.325%	0.300%	0.300%	0.300%	0.300%
Large Cap Growth	0.750%	0.750%	0.750%	0.750%	0.750%	0.700%	0.700%	0.650%	0.650%	0.600%	0.575%
Large Cap Stock	0.650%	0.650%	0.650%	0.650%	0.650%	0.575%	0.575%	0.500%	0.475%	0.450%	0.425%
Large Cap Value	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%
Limited Maturity Bond	0.300%	0.300%	0.300%	0.300%	0.300%	0.275%	0.275%	0.250%	0.250%	0.250%	0.250%
Low Volatility Equity	0.600%	0.600%	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%
Mid Cap Stock	0.700%	0.700%	0.700%	0.650%	0.650%	0.650%	0.650%	0.600%	0.600%	0.550%	0.525%
Money Market	0.350%	0.350%	0.350%	0.350%	0.350%	0.350%	0.350%	0.350%	0.350%	0.350%	0.350%
Municipal Bond	0.450%	0.450%	0.450%	0.450%	0.450%	0.400%	0.400%	0.350%	0.350%	0.325%	0.300%
Opportunity Income Plus	0.450%	0.450%	0.450%	0.450%	0.450%	0.400%	0.400%	0.375%	0.375%	0.350%	0.325%

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

April 30, 2018

(unaudited)

Fund (M – Millions)	$0 to $50M	Over $50 to $100M	Over $100 to $200M	Over $200 to $250M	Over $250 to $500M	Over $500 to $750M	Over $750 to $1,000M	Over $1,000 to $2,000M	Over $2,000 to $2,500M	Over $2,500 to $5,000M	Over $5,000M
Partner Emerging Markets Equity	1.200%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%
Small Cap Growth	0.800%	0.800%	0.800%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%
Small Cap Stock	0.700%	0.700%	0.700%	0.650%	0.650%	0.650%	0.650%	0.600%	0.600%	0.550%	0.525%

(B) Sub-Adviser Fees – The following subadviser fees are charged as part of the total investment advisory fees stated in the table above. The subadvisory fees are borne directly by the Adviser and do not increase the overall fees paid by the Fund. The amounts listed as subadviser fees in the Statement of Operations is the portion of the investment advisory fee that is paid to the subadviser. The amount listed as adviser fees in the Statement of Operations is the portion of the investment advisory fee that is retained by the investment adviser.

Partner Emerging Markets Equity Fund

The Adviser has entered into a subadvisory agreement for the performance of subadvisory services with Aberdeen Asset Managers Limited (“Aberdeen”). The fee payable for Aberdeen is equal to 0.85% of the first $50 million of average daily net assets, 0.72% for the next $50 million and 0.68% for assets over $100 million. Thrivent Partner Emerging Markets Equity Portfolio, Thrivent Partner Worldwide Allocation Portfolio; each a series of Thrivent Series Fund, Inc., the shares of which are only available for purchase by separate accounts of and retirement plans sponsored by Thrivent Financial, and Thrivent Partner Worldwide Allocation Fund are included in determining breakpoints for the assets managed by Aberdeen.

Partner Worldwide Allocation Fund

The adviser has entered into subadvisory agreements with Principal Global Investors, LLC (“Principal”), Aberdeen Asset Managers Limited (“Aberdeen”) and Goldman Sachs Asset Management, L.P. (“GSAM”) for the performance of subadvisory services.

The fee payable for Principal is equal to 0.35% of the first $500 million of average daily net assets, 0.30% of the next $500 million and 0.25% of average daily net assets over $1 billion. Thrivent Partner Worldwide Allocation Portfolio is included in determining breakpoints for the assets managed by Principal.

The fee payable for Aberdeen is equal to 0.85% of the first $50 million of average daily net assets, 0.72% of the next $50 million and 0.68% of average daily net assets over $100 million. Thrivent Partner Worldwide Allocation Portfolio, Thrivent Partner Emerging Markets Equity Fund, and Thrivent Partner Emerging Markets Equity Portfolio are included in determining breakpoints for the assets managed by Aberdeen.

The fee payable for GSAM for managing the emerging markets debt portion is equal to 0.50% of the first $200 million of average daily net assets, 0.45% of the next $200 million and 0.40% of average daily net assets over $400 million. The fee payable for GSAM for managing the international small- and mid-cap equities portion is equal to 0.58% of the first $250 million of average daily net assets; and 0.54% of average daily net assets in excess of $250 million. Thrivent Partner Worldwide Allocation Portfolio is included in determining breakpoints for the assets managed by GSAM.

(C) Expense Reimbursements – For the period ended April 30, 2018, a contractual expense reimbursement, as a percentage of net assets, was in effect:

Fund	Class A	Class S	Expiration Date
Money Market*	0.10%	0.10%	2/28/2019

*	Expense waiver in effect on January 1, 2018.

For the period ended April 30, 2018, contractual expense reimbursements to limit expenses to the following percentages were in effect:

Fund	Class A	Class S	Expiration Date
Government Bond	0.85%	0.75%	2/28/2019
High Income Municipal Bond	N/A	0.66%	2/28/2019
Large Cap Growth*	1.15%	N/A	2/28/2019
Low Volatility Equity	N/A	1.20%	2/28/2019
Partner Emerging Markets Equity	1.65%	1.32%	2/28/2019
Partner Worldwide Allocation	1.35%	N/A	2/28/2019
Small Cap Growth	N/A	1.24%	2/28/2019

*	Expense cap of 1.15% was effective beginning February 28, 2018.

For the period ended October 31, 2017, Partner Worldwide Allocation Fund class S shares had a contractual expense reimbursement of 0.05% as a percentage of net assets in effect that expired on 1/1/2018. This expense reimbursement was effective beginning January 1, 2017.

Each of the four Asset Allocation Funds paid a fee for investment advisory services. The Adviser has contractually agreed, for as long as the current fee structure is in place and through at least February 28, 2019, to waive an amount equal to any investment advisory fees indirectly incurred by the Asset Allocation Funds as a result of their investment in any other mutual fund for which the Adviser or an affiliate serves as investment adviser, other than Thrivent Cash Management Trust. This contractual provision may be terminated upon the mutual agreement between the Independent Trustees of the Fund and the Adviser. For the period ended April 30, 2018, the following expense reimbursements, as a percentage of net assets, were in effect:

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

April 30, 2018

(unaudited)

Fund	Class A	Class S	Expiration Date
Aggressive Allocation*	0.25%	0.25%	N/A
Moderate Allocation*	0.21%	0.21%	N/A
Moderately Aggressive Allocation*	0.27%	0.27%	N/A
Moderately Conservative Allocation*	0.16%	0.16%	N/A

*	Expense reimbursements are accrued daily and paid by Thrivent Asset Mgt. monthly. Thrivent does not recoup amounts previously reimbursed or waived in prior fiscal years.

Subject to certain limitations, all Funds in the Trust except for Money Market Fund may invest cash in other Funds in the Trust, Thrivent Cash Management Trust, and Thrivent Core Funds. These related-party transactions are subject to the same terms as non-related party transactions. To avoid duplicate investment advisory fees, Thrivent Asset Mgt. reimburses an amount equal to any investment advisory fees indirectly incurred by the asset allocation, income plus, equity and fixed income funds as a result of their investment in any other mutual fund for which the Adviser or an affiliate serves as investment adviser, other than Thrivent Cash Management Trust.

(D) Distribution Plan – Thrivent Distributors, LLC is the Trust’s distributor. The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act. Class A have an annual 12b-1 fee of 0.25% for all Funds other than Government Bond Fund and Limited Maturity Bond Fund, which have a 12b-1 fee of 0.125%, and Money Market Fund, which does not have a 12b-1 fee. Effective January 1, 2018, the 12b-1 fee of 0.125% was removed from Money Market Fund Class A shares.

(E) Sales Charges and Other Fees – For the six months ended April 30, 2018, Thrivent Investment Management Inc. (“Thrivent Investment Mgt.”) and Thrivent Distributors, LLC received $791,478 of aggregate underwriting concessions from the sales of the Trust’s Class A shares. Sales charges are not an expense of the Trust and are not reflected in the financial statements of any of the Funds.

The Trust has entered into an accounting and administrative services agreement with Thrivent Asset Mgt. pursuant to which Thrivent Asset Mgt. provides certain accounting and administrative personnel and services to the Funds. The Funds pay an annual fee equal to the sum of $70,000 per fund plus 0.019% of net assets to Thrivent Asset Mgt. These fees are accrued daily and paid monthly. For the six months ended April 30, 2018, Thrivent Asset Mgt. received aggregate fees for accounting and administrative personnel and services of $2,570,576 from the Trust.
The Trust has entered into an agreement with Thrivent Financial Investor Services Inc. (“Thrivent Investor Services”) to provide transfer agency, sub transfer agency, and dividend payment services necessary to the Funds on a per-account basis. These fees are accrued daily and paid monthly. For the six months ended April 30, 2018, Thrivent Investor Services received $7,976,428 for transfer agent services from the Trust.

Each Trustee who is not affiliated with the Adviser receives an annual fee from the Trust for services as a Trustee and is eligible to participate in a deferred compensation plan with respect to fees received from the Funds. Participants in the plan may designate their deferred Trustee’s fees as if invested in a series of the Thrivent Mutual Funds, except for Money Market Fund as it is not eligible for the deferral plan. The value of each Trustee’s deferred compensation account will increase or decrease as if invested in shares of a particular series of Thrivent Mutual Funds. Their fees as well as the change in value are included in Trustee fees in the Statement of Operations. The deferred fees remain in the appropriate Fund until distribution in accordance with the plan. The Payable for trustee deferred compensation, located in the Statement of Assets and Liabilities, is unsecured.

Those Trustees not participating in the above plan received $246,885 in fees from the Trust for the six months ended April 30, 2018. In addition, the Trust reimbursed independent Trustees for reasonable expenses incurred in relation to attendance at meetings and industry conferences.

Certain officers and non-independent Trustees of the Trust are officers and directors of Thrivent Asset Mgt., Thrivent Investment Mgt., Thrivent Investor Services and Thrivent Distributors, LLC.; however, they receive no compensation from the Trust. Affiliated employees and board consultants are reimbursed for reasonable expenses incurred in relation to board meeting attendance.

(F) Indirect Expenses – Some Funds invest in other open-ended funds. Fees and expenses of those underlying funds are not included in those Funds’ expense ratios reported in the Financial Highlights. The Funds indirectly bear their proportionate share of the annualized weighted average expense ratio of the underlying funds in which they invest. The Adviser has contractually agreed, for as long as the current fee structure is in place, to waive an amount equal to any investment advisory fees indirectly incurred by the Asset Allocation Funds as a result of their investment in any other mutual fund for which the Adviser or an affiliate serves as investment adviser, other than Thrivent Cash Management Trust. There are no adivsory fees for Thrivent Core Funds, and therefore no reimbursement is made for investments in these funds. This contractual provision may be terminated upon the mutual agreement between the Independent Trustees of the Trust and the Adviser.

(G) Interfund Lending – The Funds may participate in an interfund lending program (the “Program”) pursuant to an exemptive order issued by the SEC. The Program permits the Funds to borrow cash for temporary purposes from Thrivent

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

April 30, 2018

(unaudited)

Core Short-Term Reserve Fund. Interest is charged to each participating Fund based on its borrowings at the average of the repo rate and bank loan rate, each as defined in the Program. Each borrowing made under the Program matures no later than seven calendar days after the date of the borrowing, and each borrowing must be securitized by a pledge of segregated collateral with a market value at least equal to 102% of the outstanding principal value of the loan. For the period ended April 30, 2018, no Funds borrowed cash through the Program.

(4) TAX INFORMATION

Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from GAAP. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. At fiscal year-end, the character and amount of distributions, on a tax basis and components of distributable earnings, are finalized. Therefore, as of April 30, 2018, the tax-basis balance has not yet been determined.

At October 31, 2017, the following Funds had accumulated net realized capital loss carryovers expiring as follows:

Fund	Capital Loss Carryover	Expiration
High Yield	$30,205,874	Unlimited
Large Cap Stock*	8,043,439	Unlimited
Limited Maturity Bond	5,131,268	Unlimited
Money Market	6,606	Unlimited
Municipal Bond	12,218,683	Unlimited
Opportunity Income Plus	7,911,060	Unlimited
Partner Emerging Markets Equity*	1,988,007	Unlimited

*	These capital loss carryovers are limited under the Internal Revenue Code as to future utilization

To the extent that these Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryovers as permitted by the Internal Revenue Code.

In addition to the capital loss carryovers noted above, $30,243,630 and $5,032,291 of capital loss carryovers in High Yield Fund and Opportunity Income Plus Fund respectively, expired during the fiscal year 2017.

(5) SECURITY TRANSACTIONS

(A) Purchases and Sales of Investment Securities – For the six months ended April 30, 2018, the cost of purchases and the proceeds from sales of investment securities, other than U.S. Government and short-term securities, were as follows:

	In thousands
Fund	Purchases	Sales
Aggressive Allocation	$249,131	$174,654
Balanced Income Plus	102,961	98,891
Government Bond	2,497	4,042
High Income Municipal Bond	8,368	2,922
High Yield	136,194	131,165
Income	220,632	223,895
Large Cap Growth	283,692	297,616
Large Cap Stock	341,490	330,329
Large Cap Value	111,809	87,744
Limited Maturity Bond	150,923	145,378
Low Volatility Equity	4,407	1,476
Mid Cap Stock	321,565	291,938
Moderate Allocation	360,095	273,582
Moderately Aggressive Allocation	479,178	319,779
Moderately Conservative Allocation	122,961	113,064
Municipal Bond	335,713	361,571
Opportunity Income Plus	137,654	108,793
Partner Emerging Markets Equity	4,486	1,162
Partner Worldwide Allocation	329,482	316,858
Small Cap Growth	5,111	263
Small Cap Stock	173,171	183,039

Purchases and sales of U.S. Government securities were:

	In thousands
Fund	Purchases	Sales
Aggressive Allocation	$79,336	$79,343
Balanced Income Plus	127,777	127,567
Government Bond	90,099	86,572
Income	269,800	250,206
Limited Maturity Bond	273,611	230,955
Moderate Allocation	1,203,219	1,186,262
Moderately Aggressive Allocation	704,037	697,925
Moderately Conservative Allocation	680,481	673,019
Opportunity Income Plus	406,555	403,885
Partner Worldwide Allocation	9,352	9,334

(B) Investments in Restricted Securities – Certain Funds may own restricted securities which were purchased in private placement transactions without registration under the Securities Act of 1933. Unless such securities subsequently become registered, they generally may be resold only in privately negotiated transactions with a limited number of purchasers. As of April 30, 2018, the following Funds held restricted securities:

Fund	Number of Securities	Percent of Fund’s Net Assets
Balanced Income Plus	25	1.85%
High Yield	4	1.12%
Income	9	1.63%
Limited Maturity Bond	32	7.52%
Moderate Allocation	36	0.77%
Moderately Aggressive Allocation	36	0.43%
Moderately Conservative Allocation	36	1.40%
Municipal Bond	3	0.21%
Opportunity Income Plus	28	3.85%
Partner Worldwide Allocation	12	0.27%

The Funds have no right to require registration of unregistered securities.

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

April 30, 2018

(unaudited)

(C) Investments in High-Yielding Securities – High Yield Fund invests primarily in high-yielding fixed-income securities. Each of the other Funds, except the Money Market Fund, may also invest in high-yielding securities. These securities will typically be in the lower rating categories or will be non-rated and generally will involve more risk than securities in the higher rating categories. Lower rated or unrated securities (e.g., junk bonds) are more likely to react to developments affecting market risk and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

(D) Investments in Options and Futures Contracts – The movement in the price of the security underlying an option or futures contract may not correlate perfectly with the movement in the prices of the portfolio securities being hedged. A lack of correlation could render a Fund’s hedging strategy unsuccessful and could result in a loss to the Fund. In the event that a liquid secondary market would not exist, the Fund could be prevented from entering into a closing transaction, which could result in additional losses to the Fund.

(6) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Funds are permitted to purchase or sell securities from or to certain other Funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is executed at the current market price.

During the period ended April 30, 2018, Mid Cap Stock Fund and Small Cap Stock Fund engaged in purchase transactions in the amounts of $86,761,226 and $25,505,513, respectively, that complied with Rule 17a-7 of the 1940 Act. Aggressive Allocation Fund engaged in sale transactions in the amount of $7,462,467 that complied with Rule 17a-7 of the 1940 Act. These sale transactions resulted in a realized gain of $1,754,094 in Aggressive Allocation Fund.

(7) RELATED PARTY TRANSACTIONS

As of April 30, 2018, related parties (other than the Thrivent Asset Allocation Funds) held the following shares in excess of 5% of Thrivent Mutual Funds:

Fund	Shares	Percent of Fund’s Outstanding Shares
Government Bond	4,366,037	72.0%
High Income Municipal Bond	448,054	89.2%
Opportunity Income Plus	2,800,685	5.1%
Partner Worldwide Allocation	11,934,084	14.3%
Small Cap Growth	455,354	91.2%

As of April 30, 2018, retirement plans sponsored by Thrivent Financial for Lutherans held the following shares in excess of 5% of Thrivent Mutual Funds:

Fund	Shares	Percent of Fund’s Outstanding Shares
Aggressive Allocation	9,697,971	12.6%
Balanced Income Plus	3,082,242	11.3%
Income	6,767,588	7.1%
Moderately Aggressive Allocation	9,117,633	5.2%

Subscription and redemption activity by concentrated accounts may have a significant effect on the operation of these funds. In the case of a large redemption, these funds may be forced to sell investments at inopportune times, resulting in additional losses for the funds.

(8) PAYMENTS BY AFFILIATES

During the six months ended April 30, 2018 the Adviser reimbursed Large Cap Stock Fund for a trade error. The reimbursement resulted in a one year total return of 4.48% for Class A shares and 4.64% for Class S shares. Excluding this reimbursement, the total return would have been 4.40% for Class A shares and 4.56% for Class S Shares. The amount of this reimbursement is reflected in the net increase from payments by affiliates of the Statement of Operations.

(9) SUBSEQUENT EVENTS

The Adviser of the Funds has evaluated the impact of subsequent events through the date the financial statements were issued, and, except as already included in the Notes to Financial Statements, has determined that no additional items require disclosure.

(10) MARKET RISK

Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of a Fund’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Fund’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry. As of April 30, 2018, the following Funds had portfolio concentration greater than 25% in certain sectors.

Fund	Sector	% of Total Net Assets
Income	Financials	28.8%
Large Cap Growth	Information Technology	46.4%
Large Cap Value	Financials	27.0%
Partner Emerging Markets Equity	Financials	26.3%
Small Cap Growth	Information Technology	29.0%
Small Cap Stock	Financials	25.6%

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
AGGRESSIVE ALLOCATION FUND

Class A Shares
Period Ended 4/30/2018 (unaudited)	$16.01	$0.06	$0.60	$0.66	$(0.06)	$(0.89)
Year Ended 10/31/2017	13.11	0.05	2.98	3.03	(0.07)	(0.06)
Year Ended 10/31/2016	14.05	0.07	0.08	0.15	(0.03)	(1.06)
Year Ended 10/31/2015	14.77	0.04	0.33	0.37	(0.07)	(1.02)
Year Ended 10/31/2014	14.15	0.05	1.21	1.26	(0.10)	(0.54)
Year Ended 10/31/2013	11.54	0.07	2.73	2.80	(0.09)	(0.10)

Class S Shares
Period Ended 4/30/2018 (unaudited)	16.17	0.08	0.61	0.69	(0.10)	(0.89)
Year Ended 10/31/2017	13.25	0.08	3.02	3.10	(0.12)	(0.06)
Year Ended 10/31/2016	14.19	0.10	0.11	0.21	(0.09)	(1.06)
Year Ended 10/31/2015	14.90	0.09	0.35	0.44	(0.13)	(1.02)
Year Ended 10/31/2014	14.27	0.10	1.23	1.33	(0.16)	(0.54)
Year Ended 10/31/2013	11.64	0.12	2.75	2.87	(0.14)	(0.10)
BALANCED INCOME PLUS FUND

Class A Shares
Period Ended 4/30/2018 (unaudited)	13.26	0.15	0.12	0.27	(0.14)	(0.16)
Year Ended 10/31/2017	12.22	0.29	1.01	1.30	(0.26)	–
Year Ended 10/31/2016	12.80	0.30	0.03	0.33	(0.29)	(0.62)
Year Ended 10/31/2015	13.43	0.31	(0.04)	0.27	(0.29)	(0.61)
Year Ended 10/31/2014	14.21	0.24	0.72	0.96	(0.22)	(1.52)
Year Ended 10/31/2013	12.63	0.14	2.24	2.38	(0.15)	(0.65)

Class S Shares
Period Ended 4/30/2018 (unaudited)	13.23	0.17	0.12	0.29	(0.16)	(0.16)
Year Ended 10/31/2017	12.20	0.32	1.02	1.34	(0.31)	–
Year Ended 10/31/2016	12.77	0.34	0.04	0.38	(0.33)	(0.62)
Year Ended 10/31/2015	13.40	0.36	(0.03)	0.33	(0.35)	(0.61)
Year Ended 10/31/2014	14.19	0.30	0.70	1.00	(0.27)	(1.52)
Year Ended 10/31/2013	12.61	0.20	2.24	2.44	(0.20)	(0.66)
GOVERNMENT BOND FUND

Class A Shares
Period Ended 4/30/2018 (unaudited)	9.92	0.09	(0.24)	(0.15)	(0.09)	(0.07)
Year Ended 10/31/2017	10.14	0.14	(0.20)	(0.06)	(0.14)	(0.02)
Year Ended 10/31/2016	10.12	0.12	0.21	0.33	(0.12)	(0.19)
Year Ended 10/31/2015	10.05	0.09	0.09	0.18	(0.08)	(0.03)
Year Ended 10/31/2014	10.02	0.11	0.14	0.25	(0.11)	(0.11)
Year Ended 10/31/2013	10.76	0.07	(0.33)	(0.26)	(0.08)	(0.40)

Class S Shares
Period Ended 4/30/2018 (unaudited)	9.92	0.09	(0.24)	(0.15)	(0.09)	(0.07)
Year Ended 10/31/2017	10.14	0.15	(0.20)	(0.05)	(0.15)	(0.02)
Year Ended 10/31/2016	10.12	0.12	0.22	0.34	(0.13)	(0.19)
Year Ended 10/31/2015	10.05	0.12	0.10	0.22	(0.12)	(0.03)
Year Ended 10/31/2014	10.02	0.14	0.14	0.28	(0.14)	(0.11)
Year Ended 10/31/2013	10.76	0.11	(0.34)	(0.23)	(0.11)	(0.40)

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.
*	All per share amounts have been rounded to the nearest cent.
**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

		RATIOS/SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly **
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.95)	$15.72	4.28%	$915.3	0.91%	0.71%	1.16%	0.46%	25%
(0.13)	16.01	23.31%	879.6	0.92%	0.32%	1.19%	0.05%	59%
(1.09)	13.11	1.34%	730.0	0.94%	0.50%	1.21%	0.23%	58%***
(1.09)	14.05	2.78%	732.0	0.92%	0.23%	0.96%	0.19%	51%
(0.64)	14.77	9.34%	687.6	0.81%	0.30%	0.81%	0.30%	51%
(0.19)	14.15	24.64%	612.4	0.81%	0.52%	0.82%	0.51%	44%

(0.99)	15.87	4.45%	299.8	0.66%	0.94%	0.91%	0.69%	25%
(0.18)	16.17	23.64%	238.1	0.63%	0.56%	0.89%	0.29%	59%
(1.15)	13.25	1.76%	140.9	0.56%	0.86%	0.83%	0.59%	58%***
(1.15)	14.19	3.21%	120.3	0.49%	0.65%	0.54%	0.61%	51%
(0.70)	14.90	9.73%	112.3	0.41%	0.70%	0.41%	0.70%	51%
(0.24)	14.27	25.11%	94.6	0.40%	0.96%	0.40%	0.96%	44%

(0.30)	13.23	2.07%	251.6	1.04%	2.24%	1.04%	2.24%	66%
(0.26)	13.26	10.78%	250.7	1.06%	2.26%	1.06%	2.26%	145%
(0.91)	12.22	2.83%	231.8	1.07%	2.52%	1.07%	2.52%	125%***
(0.90)	12.80	2.18%	232.8	1.06%	2.38%	1.06%	2.38%	148%
(1.74)	13.43	7.60%	222.1	1.06%	1.85%	1.06%	1.85%	124%
(0.80)	14.21	19.95%	167.8	1.09%	1.08%	1.10%	1.08%	236%

(0.32)	13.20	2.23%	108.2	0.73%	2.56%	0.73%	2.56%	66%
(0.31)	13.23	11.09%	94.5	0.73%	2.58%	0.73%	2.58%	145%
(0.95)	12.20	3.30%	65.6	0.70%	2.88%	0.70%	2.88%	125%***
(0.96)	12.77	2.58%	54.4	0.67%	2.77%	0.67%	2.77%	148%
(1.79)	13.40	7.95%	54.9	0.66%	2.24%	0.66%	2.24%	124%
(0.86)	14.19	20.49%	54.7	0.66%	1.52%	0.67%	1.51%	236%

(0.16)	9.61	(1.58)%	5.5	0.85%	1.77%	1.01%	1.61%	151%
(0.16)	9.92	(0.56)%	6.5	0.85%	1.40%	1.00%	1.25%	193%
(0.31)	10.14	3.36%	8.7	0.87%	1.16%	1.04%	0.98%	152%***
(0.11)	10.12	1.83%	18.7	0.90%	0.86%	1.12%	0.65%	145%
(0.22)	10.05	2.56%	14.1	0.90%	1.08%	1.07%	0.90%	130%
(0.48)	10.02	(2.51)%	13.0	0.90%	0.71%	1.03%	0.57%	184%

(0.16)	9.61	(1.53)%	52.7	0.75%	1.86%	0.78%	1.83%	151%
(0.17)	9.92	(0.47)%	52.0	0.76%	1.49%	0.79%	1.46%	193%
(0.32)	10.14	3.41%	46.9	0.81%	1.22%	0.81%	1.22%	152%***
(0.15)	10.12	2.17%	73.9	0.57%	1.18%	0.57%	1.18%	145%
(0.25)	10.05	2.90%	88.7	0.57%	1.41%	0.57%	1.41%	130%
(0.51)	10.02	(2.18)%	95.1	0.57%	1.06%	0.57%	1.06%	184%

***

Management identified an error in the calculation of the 10/31/2016 Portfolio Turnover Rates. The market value of a short term security was incorrectly included in the calculation. The impact of the revised calculation was evaluated, and Management concluded that the error did not result in a material misstatement of the Financial Statements or the Financial Highlights. Management determined that a revision of the 10/31/2016 Portfolio Turnover Rates was appropriate and the revisions are reflected in the Financial Highlights. The previously stated 10/31/2016 Portfolio Turnover Rate for Aggressive Allocation Fund was 57%, for Balanced Income Plus Fund was 120%, and for Government Bond Fund was 149%.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHT – CONTINUED

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
HIGH INCOME MUNICIPAL BOND FUND

Class S Shares
Period Ended 4/30/2018 (unaudited)(c)	$10.00	$0.05	$0.02	$0.07	$(0.05)	$–
HIGH YIELD FUND

Class A Shares
Period Ended 4/30/2018 (unaudited)	4.90	0.13	(0.16)	(0.03)	(0.13)	–
Year Ended 10/31/2017	4.76	0.25	0.14	0.39	(0.25)	–
Year Ended 10/31/2016	4.74	0.25	0.02	0.27	(0.25)	–
Year Ended 10/31/2015	5.04	0.26	(0.30)	(0.04)	(0.26)	–
Year Ended 10/31/2014	5.09	0.29	(0.05)	0.24	(0.29)	–
Year Ended 10/31/2013	5.01	0.31	0.07	0.38	(0.30)	–

Class S Shares
Period Ended 4/30/2018 (unaudited)	4.90	0.14	(0.16)	(0.02)	(0.13)	–
Year Ended 10/31/2017	4.76	0.27	0.13	0.40	(0.26)	–
Year Ended 10/31/2016	4.74	0.26	0.03	0.29	(0.27)	–
Year Ended 10/31/2015	5.05	0.28	(0.31)	(0.03)	(0.28)	–
Year Ended 10/31/2014	5.10	0.30	(0.05)	0.25	(0.30)	–
Year Ended 10/31/2013	5.01	0.32	0.09	0.41	(0.32)	–
INCOME FUND

Class A Shares
Period Ended 4/30/2018 (unaudited)	9.27	0.14	(0.35)	(0.21)	(0.14)	(0.03)
Year Ended 10/31/2017	9.26	0.28	0.02	0.30	(0.28)	(0.01)
Year Ended 10/31/2016	9.01	0.29	0.29	0.58	(0.29)	(0.04)
Year Ended 10/31/2015	9.29	0.30	(0.24)	0.06	(0.30)	(0.04)
Year Ended 10/31/2014	9.09	0.32	0.20	0.52	(0.32)	–
Year Ended 10/31/2013	9.38	0.31	(0.29)	0.02	(0.31)	–

Class S Shares
Period Ended 4/30/2018 (unaudited)	9.26	0.16	(0.35)	(0.19)	(0.16)	(0.03)
Year Ended 10/31/2017	9.25	0.31	0.02	0.33	(0.31)	(0.01)
Year Ended 10/31/2016	9.00	0.32	0.29	0.61	(0.32)	(0.04)
Year Ended 10/31/2015	9.29	0.34	(0.26)	0.08	(0.33)	(0.04)
Year Ended 10/31/2014	9.08	0.35	0.21	0.56	(0.35)	–
Year Ended 10/31/2013	9.37	0.35	(0.30)	0.05	(0.34)	–

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.
(c)	Since fund inception, February 28, 2018.
*	All per share amounts have been rounded to the nearest cent.
**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

		RATIOS/SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.05)	$10.02	0.68%	$5.0	0.66%	2.81%	3.78%	(0.32)%	80%

(0.13)	4.74	(0.64)%	455.8	0.80%	5.45%	0.80%	5.45%	19%
(0.25)	4.90	8.42%	477.7	0.80%	5.25%	0.80%	5.25%	48%
(0.25)	4.76	6.05%	471.5	0.81%	5.42%	0.81%	5.42%	43%	***
(0.26)	4.74	(0.77)%	489.2	0.81%	5.39%	0.81%	5.39%	38%
(0.29)	5.04	4.72%	540.1	0.80%	5.59%	0.80%	5.59%	43%
(0.30)	5.09	7.85%	540.0	0.81%	6.03%	0.81%	6.03%	61%

(0.13)	4.75	(0.32)%	268.6	0.57%	5.69%	0.57%	5.69%	19%
(0.26)	4.90	8.68%	259.9	0.57%	5.49%	0.57%	5.49%	48%
(0.27)	4.76	6.34%	232.2	0.55%	5.68%	0.55%	5.68%	43%	***
(0.28)	4.74	(0.66)%	235.9	0.50%	5.69%	0.50%	5.69%	38%
(0.30)	5.05	5.05%	246.2	0.49%	5.90%	0.49%	5.90%	43%
(0.32)	5.10	8.42%	240.7	0.48%	6.36%	0.48%	6.36%	61%

(0.17)	8.89	(2.26)%	320.9	0.77%	3.15%	0.77%	3.15%	57%
(0.29)	9.27	3.34%	342.5	0.77%	3.04%	0.77%	3.04%	100%
(0.33)	9.26	6.62%	359.3	0.77%	3.20%	0.77%	3.20%	107%	***
(0.34)	9.01	0.65%	370.0	0.77%	3.29%	0.77%	3.29%	92%
(0.32)	9.29	5.79%	400.5	0.77%	3.47%	0.77%	3.47%	97%
(0.31)	9.09	0.23%	419.5	0.77%	3.40%	0.77%	3.40%	121%

(0.19)	8.88	(2.11)%	521.8	0.45%	3.47%	0.45%	3.47%	57%
(0.32)	9.26	3.66%	504.7	0.45%	3.35%	0.45%	3.35%	100%
(0.36)	9.25	6.97%	462.9	0.44%	3.53%	0.44%	3.53%	107%	***
(0.37)	9.00	0.90%	429.9	0.41%	3.66%	0.41%	3.66%	92%
(0.35)	9.29	6.29%	438.1	0.40%	3.83%	0.40%	3.83%	97%
(0.34)	9.08	0.60%	403.3	0.40%	3.77%	0.40%	3.77%	121%

***

Management identified an error in the calculation of the 10/31/2016 Portfolio Turnover Rates. The market value of a short term security was incorrectly included in the calculation. The impact of the revised calculation was evaluated, and Management concluded that the error did not result in a material misstatement of the Financial Statements or the Financial Highlights. Management determined that a revision of the 10/31/2016 Portfolio Turnover Rates was appropriate and the revisions are reflected in the Financial Highlights. The previously stated 10/31/2016 Portfolio Turnover Rate for High Yield Fund was 42% and for Income Fund was 104%.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
LARGE CAP GROWTH FUND

Class A Shares
Period Ended 4/30/2018 (unaudited)	$10.23	$(0.02)	$0.98	$0.96	$–	$(0.27)
Year Ended 10/31/2017	8.23	(0.04)	2.09	2.05	–	(0.05)
Year Ended 10/31/2016	9.12	(0.03)	(0.36)	(0.39)	–	(0.50)
Year Ended 10/31/2015	8.31	(0.02)	0.97	0.95	–	(0.14)
Year Ended 10/31/2014	7.10	(0.02)	1.23	1.21	–	–
Year Ended 10/31/2013	5.48	0.01	1.63	1.64	(0.02)	–

Class S Shares
Period Ended 4/30/2018 (unaudited)	11.23	(0.01)	1.09	1.08	–	(0.27)
Year Ended 10/31/2017	8.99	–	2.29	2.29	–	(0.05)
Year Ended 10/31/2016	9.89	0.01	(0.41)	(0.40)	–	(0.50)
Year Ended 10/31/2015	8.96	–	1.07	1.07	–	(0.14)
Year Ended 10/31/2014	7.65	0.01	1.33	1.34	(0.03)	–
Year Ended 10/31/2013	5.91	0.04	1.74	1.78	(0.04)	–
LARGE CAP STOCK FUND

Class A Shares
Period Ended 4/30/2018 (unaudited)	29.21	0.13	1.10	1.23	(0.27)	(2.45)
Year Ended 10/31/2017	24.77	0.30	5.13	5.43	(0.29)	(0.70)
Year Ended 10/31/2016	26.32	0.26	(0.66)	(0.40)	(0.24)	(0.91)
Year Ended 10/31/2015	27.75	0.24	0.90	1.14	(0.24)	(2.33)
Year Ended 10/31/2014	27.54	0.22	2.57	2.79	(0.10)	(2.48)
Year Ended 10/31/2013	23.64	0.19	5.24	5.43	(0.25)	(1.28)

Class S Shares
Period Ended 4/30/2018 (unaudited)	29.50	0.19	1.10	1.29	(0.37)	(2.45)
Year Ended 10/31/2017	25.01	0.40	5.17	5.57	(0.38)	(0.70)
Year Ended 10/31/2016	26.57	0.32	(0.62)	(0.30)	(0.35)	(0.91)
Year Ended 10/31/2015	27.99	0.39	0.86	1.25	(0.34)	(2.33)
Year Ended 10/31/2014	27.75	0.35	2.58	2.93	(0.21)	(2.48)
Year Ended 10/31/2013	23.82	0.30	5.27	5.57	(0.36)	(1.28)
LARGE CAP VALUE FUND

Class A Shares
Period Ended 4/30/2018 (unaudited)	22.67	0.13	0.84	0.97	(0.24)	(0.93)
Year Ended 10/31/2017	19.42	0.29	3.85	4.14	(0.24)	(0.65)
Year Ended 10/31/2016	19.99	0.30	0.39	0.69	(0.19)	(1.07)
Year Ended 10/31/2015	20.65	0.22	0.01	0.23	(0.19)	(0.70)
Year Ended 10/31/2014	18.60	0.20	2.02	2.22	(0.17)	–
Year Ended 10/31/2013	14.66	0.22	3.96	4.18	(0.24)	–

Class S Shares
Period Ended 4/30/2018 (unaudited)	22.84	0.17	0.86	1.03	(0.33)	(0.93)
Year Ended 10/31/2017	19.56	0.36	3.89	4.25	(0.32)	(0.65)
Year Ended 10/31/2016	20.14	0.32	0.46	0.78	(0.29)	(1.07)
Year Ended 10/31/2015	20.80	0.30	0.01	0.31	(0.27)	(0.70)
Year Ended 10/31/2014	18.73	0.29	2.03	2.32	(0.25)	–
Year Ended 10/31/2013	14.76	0.29	3.99	4.28	(0.31)	–

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.
*	All per share amounts have been rounded to the nearest cent.
**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

		RATIOS/SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.27)	$10.92	9.56%	$228.9	1.18%	(0.44)%	1.22%	(0.47)%	32%
(0.05)	10.23	25.03%	210.2	1.20%	(0.32)%	1.26%	(0.38)%	65%
(0.50)	8.23	(4.52)%	178.8	1.20%	(0.25)%	1.28%	(0.33)%	68%	***
(0.14)	9.12	11.61%	218.8	1.20%	(0.35)%	1.30%	(0.45)%	64%
–	8.31	17.10%	183.6	1.20%	(0.25)%	1.34%	(0.38)%	45%
(0.02)	7.10	29.99%	157.0	1.20%	0.14%	1.41%	(0.07)%	63%

(0.27)	12.04	9.78%	727.9	0.82%	(0.07)%	0.82%	(0.07)%	32%
(0.05)	11.23	25.59%	654.1	0.82%	0.05%	0.82%	0.05%	65%
(0.50)	8.99	(4.26)%	510.1	0.82%	0.12%	0.82%	0.12%	68%	***
(0.14)	9.89	12.12%	509.3	0.81%	0.03%	0.81%	0.03%	64%
(0.03)	8.96	17.53%	338.3	0.81%	0.14%	0.81%	0.14%	45%
(0.04)	7.65	30.30%	286.9	0.82%	0.52%	0.82%	0.52%	63%

(2.72)	27.72	4.48%	1,611.3	1.00%	1.07%	1.00%	1.07%	20%
(0.99)	29.21	22.61%	1,594.8	1.01%	1.11%	1.01%	1.11%	73%
(1.15)	24.77	(1.48)%	1,399.8	1.03%	1.03%	1.03%	1.03%	64%	***
(2.57)	26.32	4.59%	1,560.0	1.02%	0.99%	1.02%	0.99%	52%
(2.58)	27.75	11.06%	1,594.0	1.02%	0.82%	1.02%	0.82%	65%
(1.53)	27.54	24.57%	1,556.5	1.05%	0.81%	1.05%	0.81%	66%

(2.82)	27.97	4.64%	282.1	0.65%	1.43%	0.65%	1.43%	20%
(1.08)	29.50	23.06%	263.3	0.65%	1.47%	0.65%	1.47%	73%
(1.26)	25.01	(1.08)%	203.7	0.64%	1.42%	0.64%	1.42%	64%	***
(2.67)	26.57	5.02%	187.8	0.61%	1.40%	0.61%	1.40%	52%
(2.69)	27.99	11.53%	174.2	0.61%	1.24%	0.61%	1.24%	65%
(1.64)	27.75	25.10%	192.8	0.61%	1.25%	0.61%	1.25%	66%

(1.17)	22.47	4.31%	230.4	0.90%	1.22%	0.90%	1.22%	9%
(0.89)	22.67	21.77%	228.0	0.91%	1.31%	0.91%	1.31%	17%
(1.26)	19.42	3.86%	198.6	0.93%	1.34%	0.93%	1.34%	22%
(0.89)	19.99	1.14%	231.1	0.94%	1.08%	0.94%	1.08%	31%
(0.17)	20.65	12.00%	237.1	0.94%	1.00%	0.94%	1.00%	24%
(0.24)	18.60	28.92%	214.6	0.98%	1.25%	0.98%	1.25%	39%

(1.26)	22.61	4.51%	804.1	0.53%	1.58%	0.53%	1.58%	9%
(0.97)	22.84	22.21%	757.3	0.53%	1.69%	0.53%	1.69%	17%
(1.36)	19.56	4.29%	618.7	0.53%	1.73%	0.53%	1.73%	22%
(0.97)	20.14	1.55%	580.9	0.52%	1.50%	0.52%	1.50%	31%
(0.25)	20.80	12.47%	562.0	0.52%	1.42%	0.52%	1.42%	24%
(0.31)	18.73	29.57%	508.9	0.52%	1.72%	0.52%	1.72%	39%

***

Management identified an error in the calculation of the 10/31/2016 Portfolio Turnover Rates. The market value of a short term security was incorrectly included in the calculation. The impact of the revised calculation was evaluated, and Management concluded that the error did not result in a material misstatement of the Financial Statements or the Financial Highlights. Management determined that a revision of the 10/31/2016 Portfolio Turnover Rates was appropriate and the revisions are reflected in the Financial Highlights. The previously stated 10/31/2016 Portfolio Turnover Rate for Large Cap Growth Fund was 67% and for Large Cap Stock Fund was 62%.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
LIMITED MATURITY BOND FUND

Class A Shares
Period Ended 4/30/2018 (unaudited)	$12.49	$0.12	$(0.12)	$0.00	$(0.13)	$–
Year Ended 10/31/2017	12.48	0.21	0.01	0.22	(0.21)	–
Year Ended 10/31/2016	12.38	0.20	0.10	0.30	(0.20)	–
Year Ended 10/31/2015	12.44	0.17	(0.06)	0.11	(0.17)	–
Year Ended 10/31/2014	12.53	0.18	(0.02)	0.16	(0.18)	(0.07)
Year Ended 10/31/2013	12.62	0.15	(0.09)	0.06	(0.15)	–

Class S Shares
Period Ended 4/30/2018 (unaudited)	12.48	0.14	(0.13)	0.01	(0.14)	–
Year Ended 10/31/2017	12.48	0.23	0.01	0.24	(0.24)	–
Year Ended 10/31/2016	12.37	0.22	0.11	0.33	(0.22)	–
Year Ended 10/31/2015	12.44	0.20	(0.07)	0.13	(0.20)	–
Year Ended 10/31/2014	12.53	0.21	(0.02)	0.19	(0.21)	(0.07)
Year Ended 10/31/2013	12.62	0.18	(0.09)	0.09	(0.18)	–
LOW VOLATILITY EQUITY FUND

Class S Shares
Period Ended 4/30/2018 (unaudited)	10.87	0.05	0.16	0.21	(0.13)	(0.10)
Year Ended 10/31/2017(c)	10.00	0.09	0.78	0.87	–	–
MID CAP STOCK FUND

Class A Shares
Period Ended 4/30/2018 (unaudited)	26.05	0.01	1.26	1.27	–	(2.23)
Year Ended 10/31/2017	21.63	(0.02)	5.45	5.43	(0.02)	(0.99)
Year Ended 10/31/2016	21.61	0.02	2.44	2.46	(0.03)	(2.41)
Year Ended 10/31/2015	23.55	(0.07)	0.82	0.75	(0.05)	(2.64)
Year Ended 10/31/2014	20.38	0.07	3.10	3.17	–	–
Year Ended 10/31/2013	15.34	0.01	5.03	5.04	–	–

Class S Shares
Period Ended 4/30/2018 (unaudited)	29.04	(0.05)	1.52	1.47	–	(2.23)
Year Ended 10/31/2017	24.00	(0.03)	6.15	6.12	(0.10)	(0.98)
Year Ended 10/31/2016	23.69	0.02	2.79	2.81	(0.09)	(2.41)
Year Ended 10/31/2015	25.54	0.47	0.45	0.92	(0.13)	(2.64)
Year Ended 10/31/2014	22.09	0.22	3.31	3.53	(0.08)	–
Year Ended 10/31/2013	16.63	0.10	5.43	5.53	(0.07)	–

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.
(c)	Since fund inception, February 28, 2017.
*	All per share amounts have been rounded to the nearest cent.
**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

		RATIOS/SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.13)	$12.36	(0.04)%	$319.3	0.61%	2.01%	0.61%	2.01%	43%
(0.21)	12.49	1.79%	336.0	0.61%	1.69%	0.61%	1.69%	79%
(0.20)	12.48	2.42%	351.2	0.62%	1.58%	0.62%	1.58%	83%	***
(0.17)	12.38	0.89%	374.4	0.62%	1.37%	0.62%	1.37%	89%
(0.25)	12.44	1.27%	360.2	0.62%	1.44%	0.62%	1.44%	102%
(0.15)	12.53	0.46%	415.6	0.60%	1.21%	0.61%	1.20%	121%

(0.14)	12.35	0.06%	602.7	0.42%	2.21%	0.42%	2.21%	43%
(0.24)	12.48	1.91%	550.1	0.42%	1.89%	0.42%	1.89%	79%
(0.22)	12.48	2.72%	441.0	0.41%	1.80%	0.41%	1.80%	83%	***
(0.20)	12.37	1.05%	356.4	0.38%	1.62%	0.38%	1.62%	89%
(0.28)	12.44	1.52%	467.3	0.37%	1.69%	0.37%	1.69%	102%
(0.18)	12.53	0.70%	448.1	0.37%	1.44%	0.37%	1.44%	121%

(0.23)	10.85	1.92%	9.1	1.20%	1.54%	3.09%	(0.35)%	21%
–	10.87	8.70%	5.8	1.20%	1.31%	4.22%	(1.71)%	77%

(2.23)	25.09	4.99%	1,215.4	1.04%	(0.01)%	1.04%	(0.01)%	18%
(1.01)	26.05	25.63%	1,188.0	1.06%	(0.07)%	1.06%	(0.07)%	29%
(2.44)	21.63	12.93%	1,005.1	1.09%	0.09%	1.09%	0.09%	22%	***
(2.69)	21.61	3.60%	963.3	1.09%	0.10%	1.11%	0.09%	56%
–	23.55	15.55%	678.2	1.11%	0.30%	1.11%	0.30%	27%
–	20.38	32.86%	625.4	1.15%	0.07%	1.15%	0.07%	39%

(2.23)	28.28	5.17%	648.3	0.74%	0.29%	0.74%	0.29%	18%
(1.08)	29.04	26.04%	516.3	0.72%	0.26%	0.72%	0.26%	29%
(2.50)	24.00	13.36%	337.7	0.72%	0.47%	0.72%	0.47%	22%	***
(2.77)	23.69	4.05%	286.6	0.69%	0.51%	0.70%	0.50%	56%
(0.08)	25.54	16.01%	264.0	0.71%	0.70%	0.71%	0.70%	27%
(0.07)	22.09	33.41%	290.0	0.71%	0.50%	0.71%	0.50%	39%

***

Management identified an error in the calculation of the 10/31/2016 Portfolio Turnover Rates. The market value of a short term security was incorrectly included in the calculation. The impact of the revised calculation was evaluated, and Management concluded that the error did not result in a material misstatement of the Financial Statements or the Financial Highlights. Management determined that a revision of the 10/31/2016 Portfolio Turnover Rates was appropriate and the revisions are reflected in the Financial Highlights. The previously stated 10/31/2016 Portfolio Turnover Rate for Limited Maturity Bond Fund was 81% and for Mid Cap Stock Fund was 21%.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
MODERATE ALLOCATION FUND

Class A Shares
Period Ended 4/30/2018 (unaudited)	$13.89	$0.11	$0.10	$0.21	$(0.13)	$(0.38)
Year Ended 10/31/2017	12.52	0.17	1.45	1.62	(0.17)	(0.08)
Year Ended 10/31/2016	12.90	0.16	0.20	0.36	(0.15)	(0.59)
Year Ended 10/31/2015	13.26	0.16	0.08	0.24	(0.18)	(0.42)
Year Ended 10/31/2014	12.88	0.17	0.73	0.90	(0.20)	(0.32)
Year Ended 10/31/2013	11.55	0.18	1.48	1.66	(0.19)	(0.14)

Class S Shares
Period Ended 4/30/2018 (unaudited)	13.93	0.13	0.10	0.23	(0.15)	(0.38)
Year Ended 10/31/2017	12.55	0.20	1.46	1.66	(0.20)	(0.08)
Year Ended 10/31/2016	12.94	0.19	0.20	0.39	(0.19)	(0.59)
Year Ended 10/31/2015	13.29	0.21	0.08	0.29	(0.22)	(0.42)
Year Ended 10/31/2014	12.91	0.21	0.73	0.94	(0.24)	(0.32)
Year Ended 10/31/2013	11.57	0.22	1.49	1.71	(0.23)	(0.14)
MODERATELY AGGRESSIVE ALLOCATION FUND

Class A Shares
Period Ended 4/30/2018 (unaudited)	15.19	0.10	0.32	0.42	(0.16)	(0.62)
Year Ended 10/31/2017	13.11	0.13	2.22	2.35	(0.13)	(0.14)
Year Ended 10/31/2016	13.73	0.13	0.15	0.28	(0.09)	(0.81)
Year Ended 10/31/2015	14.17	0.11	0.20	0.31	(0.15)	(0.60)
Year Ended 10/31/2014	13.69	0.12	0.97	1.09	(0.16)	(0.45)
Year Ended 10/31/2013	11.64	0.15	2.16	2.31	(0.17)	(0.09)

Class S Shares
Period Ended 4/30/2018 (unaudited)	15.32	0.12	0.33	0.45	(0.20)	(0.62)
Year Ended 10/31/2017	13.23	0.15	2.25	2.40	(0.17)	(0.14)
Year Ended 10/31/2016	13.86	0.14	0.18	0.32	(0.14)	(0.81)
Year Ended 10/31/2015	14.29	0.16	0.21	0.37	(0.20)	(0.60)
Year Ended 10/31/2014	13.79	0.17	0.98	1.15	(0.20)	(0.45)
Year Ended 10/31/2013	11.73	0.20	2.17	2.37	(0.22)	(0.09)
MODERATELY CONSERVATIVE ALLOCATION FUND

Class A Shares
Period Ended 4/30/2018 (unaudited)	12.48	0.13	(0.09)	0.04	(0.13)	(0.21)
Year Ended 10/31/2017	11.78	0.21	0.80	1.01	(0.21)	(0.10)
Year Ended 10/31/2016	11.88	0.20	0.21	0.41	(0.18)	(0.33)
Year Ended 10/31/2015	12.19	0.18	(0.03)	0.15	(0.20)	(0.26)
Year Ended 10/31/2014	11.98	0.20	0.48	0.68	(0.21)	(0.26)
Year Ended 10/31/2013	11.34	0.20	0.83	1.03	(0.20)	(0.19)

Class S Shares
Period Ended 4/30/2018 (unaudited)	12.52	0.14	(0.08)	0.06	(0.15)	(0.21)
Year Ended 10/31/2017	11.82	0.23	0.81	1.04	(0.24)	(0.10)
Year Ended 10/31/2016	11.91	0.22	0.24	0.46	(0.22)	(0.33)
Year Ended 10/31/2015	12.22	0.23	(0.04)	0.19	(0.24)	(0.26)
Year Ended 10/31/2014	12.01	0.24	0.48	0.72	(0.25)	(0.26)
Year Ended 10/31/2013	11.37	0.23	0.83	1.06	(0.23)	(0.19)

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.
*	All per share amounts have been rounded to the nearest cent.
**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

		RATIOS/SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly **
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.51)	$13.59	1.52%	$1,841.7	0.79%	1.68%	1.01%	1.46%	69%
(0.25)	13.89	13.08%	1,839.5	0.80%	1.31%	1.02%	1.09%	158%
(0.74)	12.52	3.06%	1,682.9	0.81%	1.31%	1.02%	1.10%	147%***
(0.60)	12.90	1.93%	1,706.5	0.76%	1.25%	0.81%	1.21%	107%
(0.52)	13.26	7.22%	1,683.8	0.72%	1.29%	0.72%	1.29%	73%
(0.33)	12.88	14.74%	1,541.3	0.68%	1.51%	0.70%	1.48%	85%

(0.53)	13.63	1.65%	476.8	0.54%	1.91%	0.75%	1.70%	69%
(0.28)	13.93	13.44%	369.4	0.53%	1.51%	0.75%	1.30%	158%
(0.78)	12.55	3.31%	179.0	0.49%	1.56%	0.71%	1.35%	147%***
(0.64)	12.94	2.36%	108.3	0.41%	1.60%	0.46%	1.55%	107%
(0.56)	13.29	7.56%	89.0	0.38%	1.62%	0.38%	1.62%	73%
(0.37)	12.91	15.18%	75.2	0.35%	1.83%	0.35%	1.83%	85%

(0.78)	14.83	2.83%	2,118.1	0.80%	1.35%	1.07%	1.09%	44%
(0.27)	15.19	18.21%	2,086.9	0.81%	0.91%	1.08%	0.64%	103%
(0.90)	13.11	2.36%	1,809.6	0.82%	1.01%	1.10%	0.73%	94%***
(0.75)	13.73	2.34%	1,814.6	0.81%	0.81%	0.85%	0.76%	66%
(0.61)	14.17	8.29%	1,746.7	0.76%	0.85%	0.76%	0.85%	61%
(0.26)	13.69	20.28%	1,558.9	0.72%	1.15%	0.74%	1.13%	51%

(0.82)	14.95	2.99%	493.7	0.57%	1.55%	0.83%	1.29%	44%
(0.31)	15.32	18.48%	389.9	0.55%	1.07%	0.83%	0.79%	103%
(0.95)	13.23	2.66%	191.0	0.49%	1.28%	0.77%	1.00%	94%***
(0.80)	13.86	2.75%	125.5	0.42%	1.19%	0.47%	1.14%	66%
(0.65)	14.29	8.73%	120.3	0.39%	1.22%	0.39%	1.22%	61%
(0.31)	13.79	20.66%	107.5	0.35%	1.50%	0.35%	1.50%	51%

(0.34)	12.18	0.30%	703.4	0.82%	2.05%	0.98%	1.89%	94%
(0.31)	12.48	8.70%	719.7	0.83%	1.70%	0.99%	1.54%	208%
(0.51)	11.78	3.65%	703.3	0.84%	1.69%	0.99%	1.54%	196%***
(0.46)	11.88	1.32%	716.6	0.80%	1.54%	0.83%	1.52%	187%
(0.47)	12.19	5.86%	731.4	0.77%	1.64%	0.77%	1.64%	140%
(0.39)	11.98	9.32%	701.3	0.71%	1.70%	0.75%	1.67%	166%

(0.36)	12.22	0.43%	177.1	0.56%	2.30%	0.72%	2.14%	94%
(0.34)	12.52	8.97%	141.9	0.56%	1.93%	0.72%	1.77%	208%
(0.55)	11.82	4.05%	69.4	0.53%	1.95%	0.69%	1.80%	196%***
(0.50)	11.91	1.66%	37.5	0.46%	1.87%	0.49%	1.84%	187%
(0.51)	12.22	6.20%	32.3	0.44%	1.97%	0.44%	1.97%	140%
(0.42)	12.01	9.62%	31.7	0.41%	2.01%	0.41%	2.01%	166%

***

Management identified an error in the calculation of the 10/31/2016 Portfolio Turnover Rates. The market value of a short term security was incorrectly included in the calculation. The impact of the revised calculation was evaluated, and Management concluded that the error did not result in a material misstatement of the Financial Statements or the Financial Highlights. Management determined that a revision of the 10/31/2016 Portfolio Turnover Rates was appropriate and the revisions are reflected in the Financial Highlights. The previously stated 10/31/2016 Portfolio Turnover Rate for Moderate Allocation Fund was 138%, for Moderately Aggressive Allocation Fund was 90%, and for Moderately Conservative Allocation Fund was 181%.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions From
Net Asset Value, Beginning of Period		Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
MONEY MARKET FUND

Class A Shares
Period Ended 4/30/2018 (unaudited)	$1.00	$–	$–	$–	$–	$–
Year Ended 10/31/2017	1.00	–	–	–	–	–
Year Ended 10/31/2016	1.00	–	–	–	–	–
Year Ended 10/31/2015	1.00	–	–	–	–	–
Year Ended 10/31/2014	1.00	–	–	–	–	–
Year Ended 10/31/2013	1.00	–	–	–	–	–

Class S Shares
Period Ended 4/30/2018 (unaudited)	1.00	–	–	–	–	–
Year Ended 10/31/2017	1.00	–	–	–	–	–
Year Ended 10/31/2016	1.00	–	–	–	–	–
Year Ended 10/31/2015	1.00	–	–	–	–	–
Year Ended 10/31/2014	1.00	–	–	–	–	–
Year Ended 10/31/2013	1.00	–	–	–	–	–
MUNICIPAL BOND FUND

Class A Shares
Period Ended 4/30/2018 (unaudited)	11.39	0.19	(0.31)	(0.12)	(0.19)	–
Year Ended 10/31/2017	11.65	0.39	(0.26)	0.13	(0.39)	–
Year Ended 10/31/2016	11.60	0.39	0.05	0.44	(0.39)	–
Year Ended 10/31/2015	11.68	0.40	(0.08)	0.32	(0.40)	–
Year Ended 10/31/2014	11.18	0.42	0.50	0.92	(0.42)	–
Year Ended 10/31/2013	11.93	0.42	(0.74)	(0.32)	(0.42)	(0.01)

Class S Shares
Period Ended 4/30/2018 (unaudited)	11.39	0.20	(0.31)	(0.11)	(0.20)	–
Year Ended 10/31/2017	11.65	0.41	(0.26)	0.15	(0.41)	–
Year Ended 10/31/2016	11.60	0.41	0.06	0.47	(0.42)	–
Year Ended 10/31/2015	11.68	0.43	(0.08)	0.35	(0.43)	–
Year Ended 10/31/2014	11.18	0.44	0.50	0.94	(0.44)	–
Year Ended 10/31/2013	11.93	0.45	(0.74)	(0.29)	(0.45)	(0.01)
OPPORTUNITY INCOME PLUS FUND

Class A Shares
Period Ended 4/30/2018 (unaudited)	10.31	0.18	(0.20)	(0.02)	(0.18)	–
Year Ended 10/31/2017	10.23	0.34	0.08	0.42	(0.34)	–
Year Ended 10/31/2016	10.05	0.36	0.19	0.55	(0.37)	–
Year Ended 10/31/2015	10.38	0.38	(0.33)	0.05	(0.38)	–
Year Ended 10/31/2014	10.32	0.36	0.06	0.42	(0.36)	–
Year Ended 10/31/2013	10.70	0.26	(0.39)	(0.13)	(0.25)	–

Class S Shares
Period Ended 4/30/2018 (unaudited)	10.31	0.19	(0.20)	(0.01)	(0.19)	–
Year Ended 10/31/2017	10.23	0.36	0.08	0.44	(0.36)	–
Year Ended 10/31/2016	10.05	0.39	0.18	0.57	(0.39)	–
Year Ended 10/31/2015	10.38	0.40	(0.33)	0.07	(0.40)	–
Year Ended 10/31/2014	10.32	0.39	0.05	0.44	(0.38)	–
Year Ended 10/31/2013	10.71	0.29	(0.40)	(0.11)	(0.28)	–

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.
*	All per share amounts have been rounded to the nearest cent.
**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

		RATIOS/SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly **
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$–	$1.00	0.40%	$314.6	0.66%	0.81%	0.72%	0.74%	N/A
–	1.00	0.03%	325.1	0.80%	0.03%	0.80%	0.03%	N/A
–	1.00	0.00%	381.3	0.41%	0.00%	0.85%	(0.43)%	N/A
–	1.00	0.00%	409.5	0.20%	0.00%	0.95%	(0.75)%	N/A
–	1.00	0.00%	422.7	0.19%	0.00%	0.94%	(0.75)%	N/A
–	1.00	0.00%	469.0	0.23%	0.00%	0.94%	(0.71)%	N/A

–	1.00	0.49%	97.4	0.48%	1.00%	0.55%	0.93%	N/A
–	1.00	0.31%	78.1	0.53%	0.32%	0.53%	0.32%	N/A
–	1.00	0.00%	56.6	0.44%	0.00%	0.53%	(0.09)%	N/A
–	1.00	0.00%	10.4	0.20%	0.00%	0.61%	(0.41)%	N/A
–	1.00	0.00%	6.2	0.19%	0.00%	0.61%	(0.42)%	N/A
–	1.00	0.00%	6.5	0.23%	0.00%	0.59%	(0.37)%	N/A

(0.19)	11.08	(1.05)%	1,308.4	0.75%	3.44%	0.75%	3.44%	22%
(0.39)	11.39	1.15%	1,382.3	0.74%	3.41%	0.74%	3.41%	18%
(0.39)	11.65	3.79%	1,471.0	0.74%	3.29%	0.74%	3.29%	10%
(0.40)	11.60	2.75%	1,463.5	0.74%	3.42%	0.74%	3.42%	8%
(0.42)	11.68	8.33%	1,446.3	0.75%	3.65%	0.75%	3.65%	8%
(0.43)	11.18	(2.76)%	1,397.2	0.74%	3.65%	0.74%	3.65%	24%

(0.20)	11.08	(0.94)%	229.8	0.51%	3.68%	0.51%	3.68%	22%
(0.41)	11.39	1.39%	213.9	0.50%	3.64%	0.50%	3.64%	18%
(0.42)	11.65	4.04%	193.0	0.49%	3.53%	0.49%	3.53%	10%
(0.43)	11.60	3.01%	108.5	0.48%	3.68%	0.48%	3.68%	8%
(0.44)	11.68	8.61%	97.2	0.49%	3.90%	0.49%	3.90%	8%
(0.46)	11.18	(2.51)%	91.8	0.49%	3.91%	0.49%	3.91%	24%

(0.18)	10.11	(0.18)%	256.8	0.90%	3.46%	0.90%	3.46%	99%
(0.34)	10.31	4.16%	264.8	0.90%	3.29%	0.91%	3.28%	186%
(0.37)	10.23	5.60%	258.4	0.89%	3.65%	0.92%	3.62%	156%***
(0.38)	10.05	0.47%	265.3	0.85%	3.70%	0.94%	3.61%	165%
(0.36)	10.38	4.13%	271.1	0.85%	3.48%	0.95%	3.38%	169%
(0.25)	10.32	(1.26)%	228.4	0.85%	2.42%	0.94%	2.33%	387%

(0.19)	10.11	(0.06)%	292.9	0.65%	3.71%	0.65%	3.71%	99%
(0.36)	10.31	4.40%	260.2	0.66%	3.53%	0.66%	3.53%	186%
(0.39)	10.23	5.84%	178.2	0.66%	3.88%	0.66%	3.88%	156%***
(0.40)	10.05	0.69%	142.0	0.63%	3.92%	0.63%	3.92%	165%
(0.38)	10.38	4.35%	113.1	0.64%	3.72%	0.64%	3.72%	169%
(0.28)	10.32	(1.04)%	24.8	0.53%	2.58%	0.55%	2.56%	387%

***

Management identified an error in the calculation of the 10/31/2016 Portfolio Turnover Rates. The market value of a short term security was incorrectly included in the calculation. The impact of the revised calculation was evaluated, and Management concluded that the error did not result in a material misstatement of the Financial Statements or the Financial Highlights. Management determined that a revision of the 10/31/2016 Portfolio Turnover Rates was appropriate and the revisions are reflected in the Financial Highlights. The previously stated 10/31/2016 Portfolio Turnover Rate for Opportunity Income Plus Fund was 147%.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD *
		Income from Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
PARTNER EMERGING MARKETS EQUITY FUND

Class A Shares
Period Ended 4/30/2018 (unaudited)	$9.64	$(0.01)	$0.09	$0.08	$(0.09)	$–
Year Ended 10/31/2017	8.44	0.10	1.14	1.24	(0.04)	–
Year Ended 10/31/2016	7.66	0.06	0.80	0.86	(0.08)	–
Year Ended 10/31/2015	9.45	0.08	(1.74)	(1.66)	(0.13)	–
Year Ended 10/31/2014	10.51	0.14	(1.10)	(0.96)	(0.10)	–
Year Ended 10/31/2013	10.27	0.08	0.26	0.34	–	(0.10)

Class S Shares
Period Ended 4/30/2018 (unaudited)	9.57	0.01	0.09	0.10	(0.12)	–
Year Ended 10/31/2017	8.39	0.14	1.12	1.26	(0.08)	–
Year Ended 10/31/2016	7.63	0.03	0.84	0.87	(0.11)	–
Year Ended 10/31/2015	9.47	0.12	(1.75)	(1.63)	(0.21)	–
Year Ended 10/31/2014	10.55	0.23	(1.16)	(0.93)	(0.15)	–
Year Ended 10/31/2013	10.27	0.12	0.26	0.38	–	(0.10)
PARTNER WORLDWIDE ALLOCATION FUND

Class A Shares
Period Ended 4/30/2018 (unaudited)	11.33	0.08	0.15	0.23	(0.23)	(0.15)
Year Ended 10/31/2017	9.65	0.20	1.67	1.87	(0.19)	–
Year Ended 10/31/2016	9.62	0.21	–	0.21	(0.18)	–
Year Ended 10/31/2015	10.03	0.16	(0.37)	(0.21)	(0.20)	–
Year Ended 10/31/2014	10.29	0.16	(0.25)	(0.09)	(0.17)	–
Year Ended 10/31/2013	8.73	0.16	1.58	1.74	(0.18)	–

Class S Shares
Period Ended 4/30/2018 (unaudited)	11.40	0.11	0.14	0.25	(0.27)	(0.15)
Year Ended 10/31/2017	9.71	0.23	1.69	1.92	(0.23)	–
Year Ended 10/31/2016	9.69	0.22	0.02	0.24	(0.22)	–
Year Ended 10/31/2015	10.11	0.20	(0.38)	(0.18)	(0.24)	–
Year Ended 10/31/2014	10.36	0.21	(0.25)	(0.04)	(0.21)	–
Year Ended 10/31/2013	8.79	0.19	1.59	1.78	(0.21)	–
SMALL CAP GROWTH FUND

Class S Shares
Period Ended 4/30/2018 (unaudited)(c)	10.00	(0.01)	0.23	0.22	–	–

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.
(c)	Since fund inception, February 28, 2018.
*	All per share amounts have been rounded to the nearest cent.
**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

		RATIOS/SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly **
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.09)	$9.63	0.83%	$10.4	1.65%	(0.10)%	3.27%	(1.72)%	8%
(0.04)	9.64	14.79%	9.3	1.65%	1.10%	3.39%	(0.64)%	42%
(0.08)	8.44	11.36%	9.8	1.65%	0.75%	3.57%	(1.17)%	11%
(0.13)	7.66	(17.75)%	9.6	1.65%	0.85%	3.46%	(0.95)%	117%
(0.10)	9.45	(9.17)%	12.8	1.67%	1.32%	3.23%	(0.25)%	69%
(0.10)	10.51	3.26%	14.6	1.64%	0.81%	3.41%	(0.96)%	103%

(0.12)	9.55	1.00%	6.1	1.32%	0.31%	3.15%	(1.52)%	8%
(0.08)	9.57	15.19%	3.8	1.32%	1.61%	3.24%	(0.31)%	42%
(0.11)	8.39	11.67%	1.0	1.32%	0.94%	3.56%	(1.30)%	11%
(0.21)	7.63	(17.53)%	0.3	1.32%	1.14%	3.05%	(0.58)%	117%
(0.15)	9.47	(8.90)%	0.6	1.32%	1.64%	2.90%	0.06%	69%
(0.10)	10.55	3.65%	1.0	1.32%	1.12%	3.14%	(0.70)%	103%

(0.38)	11.18	2.07%	165.0	1.35%	1.50%	1.48%	1.38%	36%
(0.19)	11.33	19.76%	161.4	1.36%	1.86%	1.56%	1.65%	94%
(0.18)	9.65	2.21%	141.3	1.40%	1.82%	1.58%	1.64%	108	%***
(0.20)	9.62	(2.14)%	167.3	1.40%	1.61%	1.57%	1.44%	68%
(0.17)	10.03	(0.89)%	178.2	1.40%	1.57%	1.55%	1.41%	77%
(0.18)	10.29	20.26%	181.6	1.37%	1.60%	1.60%	1.37%	74%

(0.42)	11.23	2.26%	772.9	0.95%	1.92%	0.96%	1.90%	36%
(0.23)	11.40	20.22%	747.4	0.96%	2.26%	1.01%	2.22%	94%
(0.22)	9.71	2.60%	615.9	1.00%	2.24%	1.00%	2.24%	108	%***
(0.24)	9.69	(1.77)%	640.3	0.98%	2.04%	0.99%	2.03%	68%
(0.21)	10.11	(0.40)%	651.9	0.97%	1.99%	0.99%	1.98%	77%
(0.21)	10.36	20.64%	671.5	0.98%	1.99%	0.98%	1.99%	74%

–	10.22	2.20%	5.1	1.24%	(0.81)%	3.98%	(3.55)%	8%

***

Management identified an error in the calculation of the 10/31/2016 Portfolio Turnover Rates. The market value of a short term security was incorrectly included in the calculation. The impact of the revised calculation was evaluated, and Management concluded that the error did not result in a material misstatement of the Financial Statements or the Financial Highlights. Management determined that a revision of the 10/31/2016 Portfolio Turnover Rates was appropriate and the revisions are reflected in the Financial Highlights. The previously stated 10/31/2016 Portfolio Turnover Rate for Partner Worldwide Allocation Fund was 107%.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
SMALL CAP STOCK FUND

Class A Shares
Period Ended 4/30/2018 (unaudited)	$22.60	$0.01	$0.94	$0.95	$–	$(1.74)
Year Ended 10/31/2017	17.53	(0.02)	5.98	5.96	(0.03)	(0.86)
Year Ended 10/31/2016	18.15	0.04	0.88	0.92	–	(1.54)
Year Ended 10/31/2015	20.12	0.08	0.14	0.22	–	(2.19)
Year Ended 10/31/2014	18.52	(0.05)	1.80	1.75	–	(0.15)
Year Ended 10/31/2013	14.28	(0.05)	4.29	4.24	–	–

Class S Shares
Period Ended 4/30/2018 (unaudited)	26.87	(0.05)	1.23	1.18	–	(1.74)
Year Ended 10/31/2017	20.68	(0.01)	7.16	7.15	(0.10)	(0.86)
Year Ended 10/31/2016	21.10	0.01	1.15	1.16	(0.04)	(1.54)
Year Ended 10/31/2015	22.92	0.01	0.36	0.37	–	(2.19)
Year Ended 10/31/2014	20.98	0.05	2.04	2.09	–	(0.15)
Year Ended 10/31/2013	16.09	0.09	4.80	4.89	–	–

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

		RATIOS/SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(1.74)	$21.81	4.44%	$430.6	1.14%	(0.04)%	1.14%	(0.04)%	29%
(0.89)	22.60	34.84%	424.0	1.16%	(0.07)%	1.16%	(0.07)%	47%
(1.54)	17.53	5.72%	331.4	1.21%	0.23%	1.21%	0.23%	58%
(2.19)	18.15	1.32%	342.6	1.23%	(0.01)%	1.23%	(0.01)%	70%
(0.15)	20.12	9.48%	259.8	1.25%	(0.15)%	1.25%	(0.15)%	56%
–	18.52	29.69%	255.6	1.29%	(0.16)%	1.29%	(0.16)%	66%

(1.74)	26.31	4.59%	197.9	0.81%	0.29%	0.81%	0.29%	29%
(0.96)	26.87	35.34%	171.0	0.80%	0.30%	0.80%	0.30%	47%
(1.58)	20.68	6.12%	115.1	0.80%	0.64%	0.80%	0.64%	58%
(2.19)	21.10	1.86%	100.4	0.75%	0.47%	0.75%	0.47%	70%
(0.15)	22.92	10.00%	90.8	0.75%	0.35%	0.75%	0.35%	56%
–	20.98	30.39%	80.2	0.76%	0.36%	0.76%	0.36%	66%

(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.
**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this statement.

ADDITIONAL INFORMATION

(unaudited)

Proxy Voting

The policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities are attached to the Trust’s Statement of Additional Information. You may request a free copy of the Statement of Additional Information by calling 800-847-4836. You also may review the Statement of Additional Information or the report of how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 at ThriventFunds.com by clicking on the tab for each Fund or sec.gov.

Quarterly Schedule of Investments

The Trust files its Schedule of Portfolio Holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. You may request a free copy of the Trust’s Forms N-Q by calling 800-847-4836. The Trust’s most recent Form N-Q Schedule of Investments also is at ThriventFunds.com or sec.gov. You also may review and copy the Forms N-Q for the Trust at the SEC’s Public Reference Room in Washington, DC. You may get information about the operation of the Public Reference Room by calling 800-SEC-0330.

Summary Schedule of Investments

The summary schedule of investments is designed to streamline the report and help investors better focus on a fund’s principal holdings. A complete listing of holdings for a fund in which the summary is included in the shareholder report is available free of charge by calling 800-847-4836. It is also available at ThriventFunds.com or sec.gov where it is part of form N-CSR.

Board Approval of Advisory Agreement and Subadvisory Agreements

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that a fund’s investment advisory and subadvisory agreements be approved initially by the fund’s board of trustees. Section 15(c) also requires that the continuation of these agreements, after an initial term of up to two years, be annually reviewed and approved by the board. Any such agreement must be approved by a vote of a majority of the trustees who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of a party to the agreement at an in-person meeting of the board called for the purpose of voting on such approval.

At its meeting on November 14-15, 2017 (the “Meeting”), the Board of Trustees (the “Board”) of the Thrivent Mutual Funds (the “Trust”), including the trustees who are not parties to the agreement or “interested persons” as defined in the 1940 Act (the “Independent Trustees”), considered and voted unanimously to renew the existing advisory agreement (the “Advisory Agreement”), as amended, between the Trust and Thrivent Asset Management, LLC (the “Adviser”) for each series of the Trust (each, a “Fund”). The Board, including the Independent Trustees, also unanimously approved the subadvisory agreements for each of the Funds (the “Subadvisory Agreements”) for which there is an investment subadviser (each a “Subadviser”).

At the Meeting, the Board, including the Independent Trustees, also considered and voted unanimously to approve an amendment to the Advisory Agreement (the “Amended Advisory Agreement”) between the Trust and the Adviser for the addition of each of Thrivent Small Cap Growth Fund and Thrivent High Income Municipal Bond Fund (each, a “New Fund”) for an initial term of two years.

The Adviser and Subadvisers are referred to, collectively, as the “Advisory Organizations.” In connection with its evaluation of the agreements with the Advisory Organizations, the Board reviewed a broad range of information requested for this purpose and considered a variety of factors, including the following:

1.	The nature, extent, and quality of the services provided by the Advisory Organizations;

2.	The performance of each Fund;

3.	The advisory fee and net operating expense ratio of each Fund compared to a peer group;

ADDITIONAL INFORMATION

(unaudited)

4.	The cost of services provided and profit realized by the Adviser;

5.	The extent to which economies of scale may be realized as the Funds grow;

6.	Whether fee levels reflect these economies of scale for the benefit of the Funds’ shareholders;

7.	Other benefits realized by the Adviser and its affiliates from their relationship with the Trust; and

8.	Any other factors that the Board deemed relevant to its consideration.

With respect to the New Funds, the Board also considered many of the factors listed above to the extent such factor was applicable in the context of an approval of the Amended Advisory Agreement for the New Funds. Accordingly, the Board considered:

1.	The nature, extent and quality of services the Adviser proposes to provide to the New Funds;

2.	The Adviser’s investment management personnel and their track record managing accounts with similar strategies;

3.	The proposed advisory fee and net operating expense ratio of each New Fund compared to a peer group;

4.	The extent to which economies of scale may be realized as the New Funds grow;

5.	Any other benefits anticipated to be derived by the Adviser or its affiliates from their relationships with the Trust with respect to the New Funds; and

6.	Any other factors that the Board deemed relevant to its consideration.

The Contracts Committee of the Board (consisting of all of the Independent Trustees) met on five occasions from May 23 to November 14, 2017 to consider information relevant to the renewal process. The Independent Trustees also retained the services of Management Practice Inc. (“MPI”) as an independent consultant to assist in the compilation, organization, and evaluation of relevant information. This information included Fund-by-Fund statistical comparisons of the advisory fees, other fees, net operating expenses and performance of each of the Funds in comparison to a peer group of comparable funds; portfolio turnover percentages; 3-year standard deviation ratios; brokerage costs; information with respect to services provided to the Funds and fees charged, including effective advisory fees that take into account breakpoints and fee waivers by the Adviser; asset and flow trends for the Funds; the cost of services and profit realized by the Adviser and its affiliates that provide services to the Funds; and information regarding the types of services furnished to the Funds.

The Board received information from the Adviser regarding the personnel providing services to the Funds, including investment management, compliance and administrative personnel. The Board also received monthly reports from the Adviser’s investment management staff with respect to the performance of the Funds. In addition to its review of the information presented to the Board during the contract renewal process, the Board also considered information obtained from management throughout the course of the year. The Board also reviewed information from MPI, including Fund-by-Fund analyses and independent assessment of information relating to the Funds and the agreements.

The Board also received information from the Adviser on three occasions from May 23 to November 14, 2017 with respect to the New Funds.

The Independent Trustees were represented by independent counsel throughout the review process and during executive sessions without management present to consider approval of the Amended Advisory Agreement for the New Funds and the reapproval of the Advisory and Subadvisory Agreements for the Funds. As noted above, the Independent Trustees were assisted throughout the process by an independent consultant, MPI. Each Independent Trustee relied on his or her own business judgment in determining the weight to be given to each factor considered in evaluating the materials that were presented to them. The Contracts Committee’s and Board’s review and conclusions were based on a comprehensive

ADDITIONAL INFORMATION

(unaudited)

consideration of all information presented to them and were not the result of any single controlling factor. In addition, each Trustee may have weighed individual factors differently. The key factors considered and the conclusions reached are described below.

Nature, Extent and Quality of Services

At each of the Board’s regular quarterly meetings, management presented information describing the services furnished to the Funds by the Adviser, transfer agent, administrator and, as appropriate, the Subadvisers. During these meetings, management reported on the investment management, portfolio trading and compliance services provided to the Funds. During the renewal process, the Board considered the specific services provided under the Advisory Agreement. The Board considered information relating to the investment experience and qualifications of the portfolio managers of the Adviser and Subadvisers. The Board also considered similar information with respect to the services to be provided to the New Funds pursuant to the Amended Advisory Agreement.

The Board received reports at each of its quarterly meetings from the Adviser’s Head of Equity Investments and one or more of the Head of Fixed Income Funds, the Chief Investment Strategist, and Senior Portfolio Management – Fixed Income, as supplemented by the Adviser’s Chief Investment Officer, who was also present at all of the meetings. At each quarterly meeting, the Head of Equity Investments and Head of Fixed Income Funds, and, where applicable, the Chief Investment Strategist, presented information about each of the Funds. The Adviser noted that the Head of Equity Investments and Head of Fixed Income Funds monitor the Funds’ risk profiles and that the Adviser had implemented a process to monitor market and relative risks in comparison to the Funds’ Lipper peer groups and market benchmarks. The Board also received a presentation from the Adviser’s Head of Equity Investments and Senior Portfolio Manager – Fixed Income regarding risk analysis of the Asset Allocation Funds. The Board received presentations or additional information from the Adviser regarding the Funds’ securities lending program and the Adviser’s services with respect to collateral management, and the Adviser’s equity fundamental research, emerging markets debt and Systematic Alpha teams. These reports and presentations gave the Board the opportunity to evaluate the investment teams’ abilities and the quality of services they provide to the Funds. The Adviser reviewed with the Board the services provided by the Adviser and Subadvisers and the Adviser’s oversight of the Subadvisers. The Adviser and the Trust’s Chief Compliance Officer presented information to the Board describing the portfolio compliance functions performed by the Adviser. The Independent Trustees also met in-person, including in executive session, with and received quarterly reports from the Trust’s Chief Compliance Officer. The Board noted that the CCO met regularly between quarterly meetings with the Chair of the Ethics and Compliance Committee.

The Board considered the depth and quality of the Adviser’s oversight of the Subadvisers. In addition, the Board noted the broad functions that the Adviser performed in support of the subadvised Funds, including, among other things, management of portfolio cash and short-term investments, subadviser expense management and payment, investment performance and compliance monitoring, and the search for and selection of Subadvisers. The Board noted that investment management staff of the Adviser and the Trust’s Chief Compliance Officer conduct in-person oversight visits of each Subadviser, follow through with additional inquiry on any questions or concerns that arise during the visit and then report the results of the visit to the Board. The Board also noted that, as part of its oversight practice, the Adviser requires the Subadvisers to respond to a variety of compliance checklists and certifications to ensure their ongoing compliance with a subadvised Fund’s policies. The Board noted that the Adviser requires the Subadvisers to complete an annual questionnaire addressing a range of compliance topics, and that the Adviser has incorporated into this process requests from the Board for additional information from the Subadvisers. The Board also noted that the Subadvisers’ responses to these additional requests were reviewed by individuals representing various functional areas of or supporting the Adviser. In addition, the Board noted that the Adviser has dedicated personnel responsible for daily monitoring of the Subadvisers’ activities pertaining to the subadvised Funds.

The Board considered the adequacy of the Advisory Organizations’ resources used to provide services to the Trust pursuant to the Advisory and Subadvisory Agreements. The Adviser reviewed with the Board the Adviser’s process for overseeing the portfolio management teams of the Funds, and explained similarities and differences for how it oversees the Adviser’s teams and the teams of the Subadvisers. In addition, the Adviser noted that its investments in technology and personnel have benefitted the Funds and discussed continued investments in these resources. The Adviser also discussed how it has continued to strengthen its compliance program. The Board viewed these actions as a positive factor in reapproving the existing Advisory Agreement, as they demonstrated the Adviser’s commitment to provide the Funds with quality service and competitive investment performance. The Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser and, as applicable, by the Subadvisers

ADDITIONAL INFORMATION

(unaudited)

supported renewal of the Advisory Agreement and Subadvisory Agreements. The Board also concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services to be provided to the New Funds by the Adviser supported approval of the Amended Advisory Agreement.

Performance of the Funds

In connection with each of its regular quarterly meetings, the Board received information on the performance of each Fund, including net performance, relative performance rankings within each Fund’s Lipper peer group, Morningstar ratings, and performance as compared to benchmark index returns. At each quarterly Board meeting, the Head of Equity Investments and one or more of the Head of Fixed Income Funds, the Chief Investment Strategist, and Senior Portfolio Management – Fixed Income, reviewed with the Board the economic and market environment, risk management, and style consistency in connection with management of the Funds. The Board considered investment performance for each Fund, to the extent applicable, over the one-, two-, three-, five-, and ten-year periods. When evaluating investment performance, the Board considered longer-term performance and the trend of performance, and focused particularly upon the three-year performance record. Although the Board conducted its review on a Fund-by-Fund basis, it noted that, for the period ended June 30, 2017, the three-year average performance ranking of the Funds’ Class A shares against their Lipper categories was 40% (on a scale of 1-99%, with 1% being the best). The Board noted that, for the period ended June 30, 2017, the three-year average ranking of the Funds’ Class S shares against their Lipper categories was 34% (on a scale of 1-99%, with 1% being the best).

The Board noted that certain Funds did not fit well within a Lipper peer group because of differences between the principal investment strategies of these Funds and funds included in their respective Lipper peer group. In such cases, the Adviser provided additional information regarding these Funds’ performance compared to a customized benchmark that the Adviser believed better represented the investment strategies of such Funds. MPI assisted the Independent Trustees in connection with the evaluation of peer groups and customized benchmarks. The Board concluded that the performance of each individual Fund was either satisfactory or that the Adviser had taken appropriate actions in an effort to improve performance.

The New Funds had not commenced operations prior to the Meeting. Accordingly, the New Funds did not yet have an investment performance record. The Board considered historical performance information with respect to funds or accounts managed by the Adviser with similar investment strategies as the New Funds, as well as the Adviser’s historical performance records compared to relevant benchmarks and peer groups, when available. The Board concluded that the historical performance records to the extent available, viewed together with the other relevant factors and information considered by the Board, supported a decision to approve the Amended Advisory Agreement. The Board also concluded that it was appropriate to consider the New Funds’ investment performance in connection with future reviews of the Amended Advisory Agreement.

Advisory Fees and Fund Expenses

The Board reviewed information prepared by MPI comparing each Fund’s advisory fee with the advisory fee of its peer group. The Board considered both the contractual and effective advisory fees for each of the Funds. The Board noted that the majority of the Funds’ gross advisory fees were near or below the medians of their peer groups, with many in the lowest (i.e., least expensive) quartile. Although the Board conducted its review on a Fund-by-Fund basis, it noted that the average ranking of the Funds’ advisory fees for its Class A shares was 30% and the average ranking of the of the Funds’ advisory fees for its Class S shares was 32% (on a scale of 1-99%, with 1% being the lowest fee). The Board viewed favorably the Adviser’s proposal to provide fee waivers for certain Funds and considered the effect of the waivers in lowering the Funds’ expenses. On the basis of its review, the Board concluded that the advisory fees charged to the Funds for investment management services were reasonable.

The Board also reviewed information prepared by MPI comparing each Fund’s overall expense ratio with the expense ratio of its peer group. The Board conducted its review on a Fund-by-Fund basis and noted that all but five Funds (each of which is discussed below) had better total net expense ratios than their peer group medians. The Board further noted that the Funds’ Class A shares had an average ranking of 36% while the Funds’ Class S shares had an average ranking of 23% (on a scale of 1-99%, with 1% being the lowest expenses). With respect to the Thrivent Money Market Fund, the Board viewed favorably the Adviser’s willingness to institute contractual fee waivers for Class A and Class S shares and to discontinue charging the 12b-1 fee for Class A shares. With respect to Thrivent Partner Worldwide Allocation Fund, the Board viewed favorably the Adviser’s willingness to lower the advisory fees and to institute a new fee breakpoint. With respect to Thrivent Aggressive Allocation Fund and Thrivent Moderately Aggressive Allocation Fund, the Board noted that management implemented a new simplified

ADDITIONAL INFORMATION

(unaudited)

fee structure in 2015, which had been approved by shareholders. With respect to Thrivent Partner Emerging Markets Equity Fund, Thrivent Aggressive Allocation Fund and Thrivent Moderately Aggressive Allocation Fund, the Board noted that the total net expense ratios were within a range of 3-6 basis points of their peer group medians.

The Board considered the proposed advisory fees to be paid under the Amended Advisory Agreement and the anticipated net expense ratio and evaluated the reasonableness of those fees and expenses compared to peer group medians and averages. The Board also considered the proposed breakpoint schedules in the advisory fee rates of the New Funds. In addition, the Board received and considered estimates of the New Funds’ projected asset levels. Although the Board recognized that the Adviser’s proposed advisory fees and anticipated net operating expenses of the New Funds and those of identified peer funds are imprecise, the Board found that the information supported its consideration and approval of the proposed advisory fees and evaluation of the anticipated net operating expenses.

Cost of Services and Profitability

The Board considered the Adviser’s estimates of its profitability, which included allocations by the Adviser of its costs in providing advisory services to the Funds. The internal audit department (i.e., Business Risk Management) of the Adviser conducted a review of such allocations and a department representative reported to the Board his views regarding the reasonableness and consistency of these allocations. The Board considered the profitability of the Adviser both overall and on a Fund-by-Fund basis. The Board also considered the expense reimbursements and waivers in effect. Based on its review of the data prepared by MPI and expense and profit information provided by the Adviser, the Board concluded that the profits earned by the Adviser from the Advisory Agreement were not excessive in light of the nature, extent and quality of services provided to the Funds.

With respect to fees paid to Subadvisers under the Subadvisory Agreements, the Board did not consider profitability information with respect to the Subadvisers, which are not affiliated with the Adviser. The Board considered that those contracts had been negotiated on an arm’s-length basis between the Adviser and each Subadviser, and that each Subadviser’s separate profitability from its relationship with the Funds was not a material factor in determining whether to renew the Subadvisory Agreements.

With respect to the New Funds, the Board considered that the Adviser would bear all costs to launch the New Funds. The Board did not consider the Adviser’s anticipated profitability with regard to the New Funds. The Board determined that it would have opportunity to consider profitability information in connection with future reviews of the Amended Advisory Agreement.

Economies of Scale and Breakpoints

The Board considered information regarding the extent to which economies of scale may be realized as a Fund’s assets increase and whether the fee levels reflect these economies of scale for the benefit of shareholders. The Adviser explained its general goal with respect to the employment of fee waivers, expense reimbursements and breakpoints. The Board considered information provided by the Adviser related to advisory fees, breakpoints in the advisory fee rates and fee waivers provided by the Adviser. The Board also considered management’s view that it is difficult to generalize as to whether, or to what extent, economies in the advisory function may be realized as a Fund’s assets increase. The Board noted that expected economies of scale, where they exist, may be shared through the use of fee breakpoints, fee waivers and expense limitations by the Adviser, and/or a lower overall fee.

The New Funds had not commenced operations prior to the Meeting. As a result, no specific information was available concerning the possible effect that asset growth and economies of scale have on a New Fund’s expenses. Accordingly, the Board considered the extent to which economies of scale may be shared as assets grow based on proposed advisory fee breakpoints that are designed to appropriately reduce fees as assets increase. The Board concluded that it was appropriate to consider potential economies of scale in connection with future reviews of the Amended Advisory Agreement, and the Board was satisfied with the extent to which economies of scale would be shared for the benefit of shareholders based on anticipated asset levels.

ADDITIONAL INFORMATION

(unaudited)

Other Benefits to the Adviser, Subadvisers and their Affiliates

The Board considered information regarding potential “fall-out” or ancillary benefits that the Adviser and its affiliates may receive as a result of their relationship with the Trust, both tangible and intangible, such as their ability to leverage investment professionals who manage other portfolios, an enhanced reputation as an investment adviser which may help in attracting other clients and investment personnel, the engagement of affiliates as service providers to the Funds, and fees collected by affiliates for services provided to Fund shareholders. The Board noted that such benefits were difficult to quantify but were consistent with benefits received by other mutual fund advisers. The Board also considered the research received by the Adviser generated from commission dollars spent on the Funds’ portfolio trading.

In addition, the Board considered the potential benefits, other than subadvisory fees, that the Subadvisers and their affiliates may receive because of their relationships with the Funds, including the potential increased ability to use soft dollars consistent with Trust policies and other benefits from increases in assets under management. The Board concluded that benefits that may accrue to the Subadvisers and their affiliates are consistent with those expected for a subadviser to a mutual fund such as the applicable Fund.

Based on the factors discussed above, the Contracts Committee unanimously recommended approval of the Advisory Agreement and the Subadvisory Agreements, and the Board, including all of the Independent Trustees voting separately, approved each of the agreements. The Board, including the Independent Trustees voting separately, approved the Amended Advisory Agreement with respect to the New Funds for an initial term of two years.

Thrivent Mutual Funds

Supplement to

Class A Shares Prospectus and

Class S Shares Prospectus,

each dated February 28, 2018

with respect to

Thrivent Growth and Income Plus Fund

Shareholders of Thrivent Growth and Income Plus Fund (the “Target Fund”) recently approved the merger of the Target Fund into Thrivent Moderately Aggressive Allocation Fund (the “Acquiring Fund”). The merger will occur on or about June 28, 2018. In connection with the merger, each investment in the Target Fund will automatically be transferred into the Acquiring Fund and the Target Fund will dissolve. Following the closing of the merger, all references to the Target Fund will be deleted from the prospectus.

The date of this Supplement is June 22, 2018.

Please include this Supplement with your Prospectus.

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THRIVENT MUTUAL FUNDS
4321 North Ballard Road, Appleton, WI 54919-0001

We're listening to you!

In response to concerns regarding multiple mailings, we send one copy of a shareholder report and one copy of a prospectus for Thrivent Mutual Funds to each household. This process is known as householding. This consolidation helps reduce printing and postage costs, thereby saving money.

- **If you purchased shares of Thrivent Mutual Funds through Thrivent Financial or online at ThriventFunds.com**
  If you wish to receive an additional copy of this report, call us toll-free at 800-847-4836. If you wish to revoke householding in the future, you may write to us at 4321 North Ballard Road, Appleton, WI, 54919-0001, or by calling us at 800-847-4836. We will begin to mail separate regulatory mailings within 30 days of receiving your request. This report is also available by visiting ThriventFunds.com.
- **If you purchased shares of Thrivent Mutual Funds from a firm other than Thrivent**
  If you wish to receive an additional copy of this report or wish to revoke householding in the future, please contact your financial advisor. This report is also available by visiting ThriventFunds.com.

Securities offered through Thrivent Distributors, LLC, 625 Fourth Ave. S., Minneapolis, MN 55415, a FINRA member and a wholly owned subsidiary of Thrivent Financial, the marketing name for Thrivent Financial for Lutherans, Appleton, WI.

23459SAR R6-18

Item 2.	Code of Ethics

Not applicable to semiannual report

Item 3.	Audit Committee Financial Expert

Not applicable to semiannual report

Item 4.	Principal Accountant Fees and Services

Not applicable to semiannual report

Item 5.	Audit Committee of Listed Registrants

Not applicable

Item 6.	Investments

(a)	Registrant’s Schedule of Investments/Summary Schedule of Investments is included in the report to shareholders filed under Item 1. Where the registrant included a Summary Schedule of Investments in the report to shareholders filed under Item 1, the registrant has filed a Schedule of Investments under this item.

AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Shares	Registered Investment Companies (45.5%)	Value
Affiliated Equity Holdings (43.3%)
5,607,856	Thrivent Core International Equity Fund	$57,480,521
4,318,979	Thrivent Core Low Volatility Equity Fund[a]	42,757,889
7,132,168	Thrivent Large Cap Growth Fund, Class S	85,871,297
1,309,878	Thrivent Large Cap Stock Fund, Class S	36,637,284
2,928,782	Thrivent Large Cap Value Fund, Class S	66,219,750
2,601,035	Thrivent Mid Cap Stock Fund, Class S	73,557,277
11,758,230	Thrivent Partner Worldwide Allocation Fund, Class S	132,044,920
1,201,969	Thrivent Small Cap Stock Fund, Class S	31,623,811

	Total	526,192,749

Affiliated Fixed Income Holdings (1.4%)
1,297,849	Thrivent High Yield Fund, Class S	6,164,782
451,480	Thrivent Income Fund, Class S	4,009,143
552,307	Thrivent Limited Maturity Bond Fund, Class S	6,820,996

	Total	16,994,921

Equity Funds/Exchange Traded Funds (0.8%)
6,120	ProShares Ultra S&P 500[b]	646,823
26,138	SPDR S&P 500 ETF Trust	6,913,763
20,386	SPDR S&P Biotech ETF[b]	1,773,174
8,760	SPDR S&P Metals & Mining ETF[b]	306,337
11,800	VanEck Vectors Oil Services ETF	320,252

	Total	9,960,349

	Total Registered Investment Companies (cost $416,290,720)	553,148,019

Shares	Common Stock (37.2%)	Value
Consumer Discretionary (5.1%)
7,383	Amazon.com, Inc.[a]	11,562,738
18,275	American Axle & Manufacturing Holdings, Inc.[a]	280,338
300	AOKI Holdings, Inc.	4,603
2,012	Aptiv plc	170,175
10,858	Aramark	405,981
1,090	Ascent Capital Group, Inc.[a]	3,771
500	Autobacs Seven Company, Ltd.	9,439
1,613	Berkeley Group Holdings plc	90,303
1,074	Booking Holdings, Inc.[a]	2,339,172
17,560	BorgWarner, Inc.	859,386
1,900	Bridgestone Corporation	79,425
16,199	Bright Horizons Family Solutions, Inc.[a]	1,536,961
17,056	Burlington Stores, Inc.[a]	2,317,058
4,415	Caleres, Inc.	144,503
23,094	Carnival Corporation	1,456,308
3,604	Cedar Fair, LP	244,135
1,823	Century Casinos, Inc.[a]	14,001
17,269	Children’s Place, Inc.	2,202,661
1,710	Chipotle Mexican Grill, Inc.[a]	723,894
400	Chiyoda Company, Ltd.	9,615
169	Cie Generale des Etablissements Michelin	23,765
38,752	Comcast Corporation	1,216,425
54,371	Core-Mark Holding Company, Inc.	1,120,586
2,629	CSS Industries, Inc.	44,851
2,407	Culp, Inc.	71,127
600	DCM Holdings Company, Ltd.	5,970
10,130	DISH Network Corporation[a]	339,862
20,702	Dollar Tree, Inc.[a]	1,985,115
66,151	Duluth Holdings, Inc.[a,b]	1,147,720
1,735	Emerald Expositions Events, Inc.	33,433
2,135	Expedia, Inc.	245,824
8,181	Extended Stay America, Inc.	160,184
17,411	Five Below, Inc.[a]	1,229,391
21,789	G-III Apparel Group, Ltd.[a]	795,081
29,761	Habit Restaurants, Inc.[a]	300,586
1,594	Harley-Davidson, Inc.[b]	65,561
2,010	Haverty Furniture Companies, Inc.	36,482
610	Hemisphere Media Group, Inc.[a]	6,649
7,598	Home Depot, Inc.	1,404,110
6,300	Honda Motor Company, Ltd.	216,632
790	Hugo Boss AG	74,059
1,915	Hyatt Hotels Corporation	147,206
2,414	Inchcape plc	24,117
9,674	International Speedway Corporation	397,601
253	Ipsos SA	9,632
582	JM AB	11,514
1,046	K12, Inc.[a]	16,004
2,124	La-Z-Boy, Inc.	61,171
5,562	Liberty Media Corporation - Liberty SiriusXM[a]	231,713
2,550	Liberty SiriusXM Group[a]	106,514
77	Linamar Corporation	4,315
6,423	Lithia Motors, Inc.	615,709
13,098	Lowe’s Companies, Inc.	1,079,668
1,725	Lululemon Athletica, Inc.[a]	172,155
2,288	Magna International, Inc.	134,992
20	Marcus Corporation	596
702	McDonald’s Corporation	117,543
1,984	Mediaset Espana Comunicacion SAb	18,987
23,070	Michaels Companies, Inc.[a]	429,563
6,582	Modine Manufacturing Company[a]	113,210
8,988	Netflix, Inc.[a]	2,808,390
33,810	Newell Brands, Inc.	934,170
8,629	News Corporation, Class A	137,891
2,815	News Corporation, Class B	45,744
34	Nexity SA	2,126
449	Next plc	32,434
500	NHK Spring Company, Ltd.	5,525
19,100	Nissan Motor Company, Ltd.	200,941
22,920	Norwegian Cruise Line Holdings, Ltd.[a]	1,225,532
57,022	Nutrisystem, Inc.	1,653,638
1,434	O’Reilly Automotive, Inc.[a]	367,204
14,465	Oxford Industries, Inc.	1,114,384
12,975	Papa John’s International, Inc.[b]	804,450
4,620	Peugeot SA	113,761
15,770	Planet Fitness, Inc.[a]	635,373
200	Plenus Company, Ltd.[b]	3,447
7,710	Polaris Industries, Inc.	808,162
673	ProSiebenSat.1 Media AG	24,415
4,593	PVH Corporation	733,364
1,825	RHa	174,196
12,567	Ross Stores, Inc.	1,016,042
800	Sangetsu Company, Ltd.	16,510
2,000	Sankyo Company, Ltd.	70,114
500	SHIMAMURA Company, Ltd.	58,187
40,590	Six Flags Entertainment Corporation	2,566,912
3,530	Stamps.com, Inc.[a]	803,958
1,600	Sumitomo Rubber Industries, Ltd.	28,572

The accompanying Notes to Financial Statements are an integral part of this schedule.

1

AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Shares	Common Stock (37.2%)	Value
Consumer Discretionary (5.1%) - continued
132	Systemax, Inc.	$4,149
100	Takara Standard Company, Ltd.	1,699
28,963	Toll Brothers, Inc.	1,221,080
13,994	Tower International, Inc.	412,823
3,000	Toyoda Gosei Company, Ltd.	75,747
16,612	Tupperware Brands Corporation	740,231
2,500	TV Asahi Holdings Corporation	58,629
1,549	Ulta Beauty, Inc.[a]	388,660
4,783	Vail Resorts, Inc.	1,096,790
10,597	VF Corporation	856,979
200	Walt Disney Company	20,066
2,125	Whirlpool Corporation	329,269
22,846	Wingstop, Inc.	1,116,256
595	Wolters Kluwer NV	32,195
100	Yokohama Rubber Company, Ltd.	2,355
39,312	Zoe’s Kitchen, Inc.[a,b]	579,852
11,960	Zumiez, Inc.[a]	279,864

	Total	62,272,176

Consumer Staples (0.9%)
423	Altria Group, Inc.	23,735
800	Arcs Company, Ltd.	21,915
2,824	Coca-Cola Company	122,025
61,600	Cott Corporation	880,880
1,210	CVS Health Corporation	84,494
24,544	e.l.f. Beauty, Inc.[a,b]	445,964
1,612	Empire Company, Ltd.	31,174
605	ForFarmers BV	8,487
28,607	Hain Celestial Group, Inc.[a]	833,322
175	Henkel AG & Company KGaA	20,833
2,838	Inter Parfums, Inc.	145,306
3,900	Japan Tobacco, Inc.	104,837
9,980	John B. Sanfilippo & Son, Inc.	567,762
300	Kimberly-Clark Corporation	31,062
700	Lawson, Inc.	46,243
27,349	MGP Ingredients, Inc.	2,619,761
100	Ministop Company, Ltd.	2,075
21,737	Monster Beverage Corporation[a]	1,195,535
13,851	PepsiCo, Inc.	1,398,120
9,543	Pinnacle Foods, Inc.	576,397
676	Seneca Foods Corporation[a]	18,624
300	Seven & I Holdings Company, Ltd.	13,218
2,035	SpartanNash Company	36,996
5,431	Unilever NV	311,351
4,770	Unilever plc	267,561
4,708	US Foods Holding Corporation[a]	160,919
14,400	Wal-Mart Stores, Inc.	1,273,824

	Total	11,242,420

Energy (1.5%)
20,168	Abraxas Petroleum Corporation[a]	57,680
13,892	Anadarko Petroleum Corporation	935,209
2,440	Andeavor	337,501
1,112	Archrock, Inc.	12,010
31,316	BP plc	232,616
88,565	Callon Petroleum Company[a]	1,231,939
1,230	Chevron Corporation	153,885
6,902	Concho Resources, Inc.[a]	1,085,063
28,302	Denbury Resources, Inc.[a]	93,114
1,318	Devon Energy Corporation	47,883
600	EQT Corporation	30,114
2,170	Era Group, Inc.[a]	22,894
3,130	Exterran Corporation[a]	91,678
16,061	Exxon Mobil Corporation	1,248,743
659	Forum Energy Technologies, Inc.[a]	8,303
95	Gaztransport Et Technigaz SA	5,890
64,626	Gran Tierra Energy, Inc.[a,b]	213,912
23,836	Halliburton Company	1,263,070
13,614	Helix Energy Solutions Group, Inc.[a]	105,100
6,867	HollyFrontier Corporation	416,758
1,586	Keane Group, Inc.[a]	24,662
28	Mammoth Energy Services, Inc.[a]	909
25,405	Marathon Oil Corporation	463,641
5,616	Marathon Petroleum Corporation	420,695
11,496	Newpark Resources, Inc.[a]	120,708
35,743	Nine Energy Service, Inc.[a]	1,091,591
20,387	Oil States International, Inc.[a]	732,913
1,778	OMV AG	110,120
7,256	ONEOK, Inc.	436,956
1,080	Par Pacific Holdings, Inc.[a]	18,220
46,965	Parsley Energy, Inc.[a]	1,410,359
49,318	Patterson-UTI Energy, Inc.	1,056,392
2,205	Pioneer Energy Services Corporation[a]	7,607
5,394	Pioneer Natural Resources Company	1,087,161
21,156	Ring Energy, Inc.[a]	353,728
17,254	Rowan Companies plc[a]	249,148
679	Royal Dutch Shell plc, Class A	23,623
3,829	Royal Dutch Shell plc, Class B	136,692
12,380	RPC, Inc.[b]	222,964
639	SM Energy Company	15,304
1,486	Tallgrass Energy GP, LP	30,404
5,366	TechnipFMC plc	176,863
6,374	Teekay Tankers, Ltd.	7,330
106	TGS Nopec Geophysical Company ASA	3,343
1,757	Total SA	110,430
13,371	Unit Corporation[a]	303,254
1,700	W&T Offshore, Inc.[a]	10,370
104,380	Weatherford International plc[a,b]	307,921
4,817	Whiting Petroleum Corporation[a]	196,630
111,002	WPX Energy, Inc.[a]	1,897,024

	Total	18,620,324

Financials (6.6%)
4,902	Affiliated Managers Group, Inc.	808,144
12,462	Aflac, Inc.	567,893
15,450	Ally Financial, Inc.	403,245
2,712	American Express Company	267,810
11,725	American Financial Group, Inc.	1,327,504
580	American International Group, Inc.	32,480
12,564	Ameris Bancorp	649,559
665	Anima Holding SPA[c]	4,771
100	Aozora Bank, Ltd.	4,034
10,731	Argo Group International Holdings, Ltd.	627,227
40,610	Assured Guaranty, Ltd.	1,473,737
420	ASX, Ltd.	18,464
3,760	Australia & New Zealand Banking Group, Ltd.	75,584
8,344	Banco BPM SPA[a]	30,267
19,378	Banco de Sabadell SA	37,921
21,960	BancorpSouth Bank	725,778
81,833	Bank of America Corporation	2,448,443
637	Bank of Marin Bancorp	46,214
14,968	Bank of New York Mellon Corporation	815,906
15,104	Bank of the Ozarks	706,867
2,420	BankFinancial Corporation	40,971
1,708	Bankinter SA	17,851
2,536	Barclays plc	7,230
15,409	Beneficial Bancorp, Inc.	244,233
7,734	Berkshire Hathaway, Inc.a	1,498,308

The accompanying Notes to Financial Statements are an integral part of this schedule.

2

AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Shares	Common Stock (37.2%)	Value
Financials (6.6%) - continued
5,185	Berkshire Hills Bancorp, Inc.	$196,771
1,430	Blackstone Group, LP	44,258
760	Blue Hills Bancorp, Inc.	15,447
210	BNP Paribas SA	16,212
19,273	Boston Private Financial Holdings, Inc.	309,332
35,913	BrightSphere Investment Group	544,800
3,537	Brookline Bancorp, Inc.	58,714
39,140	Brown & Brown, Inc.	1,065,782
1,345	CaixaBank SA	6,541
596	Capital One Financial Corporation	54,009
7,951	Cathay General Bancorp	318,119
17,744	Central Pacific Financial Corporation	515,996
11,809	Chemical Financial Corporation	648,196
1,110	Cherry Hill Mortgage Investment Corporation	19,558
310	Chubb, Ltd.	42,058
4,496	CI Financial Corporation	94,616
57,365	Citigroup, Inc.	3,916,309
3,330	Citizens Financial Group, Inc.	138,162
27,840	CNO Financial Group, Inc.	596,890
3,236	CNP Assurances[a]	82,886
32,751	CoBiz Financial, Inc.	659,933
2,864	Comerica, Inc.	270,877
6,459	Community Trust Bancorp, Inc.	310,032
612	Danske Bank AS	21,299
13,097	Direct Line Insurance Group plc	67,297
6,581	Discover Financial Services	468,896
3,457	DnB ASA	64,651
29,284	Dynex Capital, Inc.	192,689
51,287	E*TRADE Financial Corporation[a]	3,112,095
143	Eagle Bancorp, Inc.[a]	8,394
15,051	East West Bancorp, Inc.	1,002,698
3,120	Ellington Residential Mortgage REIT	35,474
5,663	Employers Holdings, Inc.	231,617
12,786	Enterprise Financial Services Corporation	650,168
13,736	Essent Group, Ltd.[a]	452,739
815	Euronext NVc	58,423
1,096	FBL Financial Group, Inc.	85,214
3,040	Fifth Third Bancorp	100,837
2,696	Financial Institutions, Inc.	83,846
2,688	Finecobank Banca Fineco SPA	32,008
20,768	First BanCorp[a]	149,945
5,284	First Busey Corporation	156,671
8,921	First Commonwealth Financial Corporation	135,064
1,653	First Connecticut Bancorp, Inc.	39,837
3,994	First Defiance Financial Corporation	238,282
1,451	First Financial Corporation	62,030
21,133	First Interstate BancSystem, Inc.	855,886
767	First Merchants Corporation	33,042
360	First Mid-Illinois Bancshares, Inc.	13,230
4,337	First Midwest Bancorp, Inc.	105,432
802	First of Long Island Corporation	21,253
4,585	First Republic Bank	425,809
12,273	FlexiGroup, Ltd.	18,977
7,858	Franklin Resources, Inc.	264,343
1,225	Genworth MI Canada, Inc.[b]	39,595
7,536	Goldman Sachs Group, Inc.	1,796,055
5,983	Great Southern Bancorp, Inc.	316,202
192	Guaranty Bancorp	5,472
39,407	Hamilton Lane, Inc.	1,649,183
12,490	Hancock Holding Company	610,136
9,956	Hanmi Financial Corporation	274,786
801	Hannover Rueckversicherung SE	112,497
7,724	Hanover Insurance Group, Inc.	887,101
233	Hargreaves Lansdown plc	5,712
13,284	Hartford Financial Services Group, Inc.	715,211
5,900	Heartland Financial USA, Inc.	316,535
41,024	Heritage Commerce Corporation	676,486
2,931	Heritage Financial Corporation	87,051
4,851	Hometrust Bancshares, Inc.[a]	126,611
13,498	Hope Bancorp, Inc.	233,380
15,277	Horace Mann Educators Corporation	682,882
3,301	Horizon Bancorp	94,937
10,963	Houlihan Lokey, Inc.	487,853
27,344	HSBC Holdings plc	272,238
51,919	Huntington Bancshares, Inc.	774,112
10,026	IBERIABANK Corporation	751,449
3,434	Independent Bank Corporation	82,073
5,534	Infinity Property & Casualty Corporation	730,488
40,482	Interactive Brokers Group, Inc.	3,003,764
27,856	Intercontinental Exchange, Inc.	2,018,446
15,169	Invesco, Ltd.	439,446
72,570	Investment Technology Group, Inc.	1,467,365
3,058	J.P. Morgan Chase & Company	332,649
946	Jupiter Fund Management plc	5,916
125,536	KeyCorp	2,500,677
2,639	Lakeland Bancorp, Inc.	51,460
21,019	Leucadia National Corporation	505,297
18,050	Loews Corporation	946,903
444	Macquarie Group, Ltd.	36,158
500	Markel Corporation[a]	565,020
5,148	MarketAxess Holdings, Inc.	1,022,547
44,691	Medibank Private, Ltd.	98,220
810	Mercantile Bank Corporation	28,593
28,015	Meridian Bancorp, Inc.	529,483
1,730	MetLife, Inc.	82,469
15,126	MGIC Investment Corporation[a]	151,563
8,688	MidWestOne Financial Group, Inc.	280,362
28,600	Mizuho Financial Group, Inc.	51,744
3,820	MTGE Investment Corporation	69,333
101	Nasdaq, Inc.	8,920
6,400	National Bank Holdings Corporation	225,152
1,376	National Bank of Canada	65,352
3,120	Navigators Group, Inc.	176,280
481	NBT Bancorp, Inc.	17,576
8,507	Old Mutual plc	29,307
2,133	Old Second Bancorp, Inc.	30,502
13,671	PacWest Bancorp	700,502
586	Pargesa Holding SA	54,844
21,360	PCSB Financial Corporation[a]	432,967
1,913	Peapack-Gladstone Financial Corporation	63,206
590	Peoples Bancorp, Inc.	21,157
795	Plus500, Ltd.	15,449
576	Power Corporation of Canada	13,687
7,390	Primerica, Inc.	714,982
8,958	Principal Financial Group, Inc.	530,493
23,011	Provident Financial Services, Inc.	601,047
275	Prudential Financial, Inc.	29,238
3,893	QCR Holdings, Inc.	176,158
839	Raymond James Financial, Inc.	75,300
7,740	Regions Financial Corporation	144,738
8,942	Sandy Spring Bancorp, Inc.	354,371
55,981	Santander Consumer USA Holdings Inc.	1,032,849
724	Schroders plc	32,754

The accompanying Notes to Financial Statements are an integral part of this schedule.

3

AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Shares	Common Stock (37.2%)	Value
Financials (6.6%) - continued
49,673	Seacoast Banking Corporation of Florida[a]	$1,372,465
500	Senshu Ikeda Holdings, Inc.	1,972
105,351	SLM Corporation[a]	1,209,429
300	Sony Financial Holdings, Inc.	5,473
9,939	State Auto Financial Corporation	310,395
2,671	State Bank Financial Corporation	84,163
550	State Street Corporation	54,879
35,237	Sterling Bancorp	836,879
21,554	Stifel Financial Corporation	1,256,167
7,669	SVB Financial Group[a]	2,297,709
1,551	Synchrony Financial	51,447
33,959	Synovus Financial Corporation	1,775,037
18,301	TD Ameritrade Holding Corporation	1,063,105
920	Territorial Bancorp, Inc.	28,005
2,798	TriCo Bancshares	104,561
592	TriState Capital Holdings, Inc.[a]	14,800
23,879	TrustCo Bank Corporation	204,165
13,790	United Community Banks, Inc.	440,315
8,002	United Financial Bancorp, Inc.	132,273
460	United Fire Group, Inc.	23,133
5,649	Unum Group	273,299
1,932	Washington Trust Bancorp, Inc.	107,033
9,604	Wells Fargo & Company	499,024
16,170	Western Alliance Bancorp[a]	953,707
3	Western Asset Mortgage Capital Corporation	30
3,619	Wintrust Financial Corporation	323,720
6,691	WSFS Financial Corporation	335,219
39,730	Zions Bancorporation	2,175,217

	Total	79,389,997

Health Care (4.4%)
3,462	ABIOMED, Inc.[a]	1,041,889
319	Acorda Therapeutics, Inc.[a]	7,369
11,753	Aerie Pharmaceuticals, Inc.[a]	601,754
245	Aetna, Inc.	43,867
7,040	Amgen, Inc.	1,228,339
6,711	Arena Pharmaceuticals, Inc.[a]	267,366
9,000	Astellas Pharmaceutical, Inc.	131,636
6,075	Asterias Biotherapeutics, Inc.[a]	7,594
140	Atrion Corporation	87,094
2,891	Biogen, Inc.[a]	790,978
12,105	BioMarin Pharmaceutical, Inc.[a]	1,010,889
16,860	Cardiovascular Systems, Inc.[a]	385,251
39,023	Catalent, Inc.[a]	1,604,236
9,837	Celgene Corporation[a]	856,803
1,006	Chemed Corporation	310,069
6,282	Coherus Biosciences, Inc.[a]	76,012
12,301	Concert Pharmaceuticals, Inc.[a]	224,493
68	CONMED Corporation	4,422
457	Cooper Companies, Inc.	104,520
11,170	Danaher Corporation	1,120,574
10,780	Dexcom, Inc.[a]	788,880
8,455	Edwards Lifesciences Corporation[a]	1,076,829
2,427	Eli Lilly and Company	196,757
1,370	Epizyme, Inc.[a]	17,604
23,997	Evolent Health, Inc.[a,b]	395,950
680	Express Scripts Holding Company[a]	51,476
437	FibroGen, Inc.[a]	19,862
64,871	GenMark Diagnostics, Inc.[a]	406,092
216	Genomic Health, Inc.[a]	6,854
950	GlaxoSmithKline plc ADR	38,105
2,588	Halozyme Therapeutics, Inc.[a]	48,991
120	HealthStream, Inc.	2,783
2,720	Heska Corporation[a]	222,006
3,936	Hill-Rom Holdings, Inc.	337,827
2,848	Illumina, Inc.[a]	686,169
9,814	Inogen, Inc.[a]	1,379,652
31,341	Intersect ENT, Inc.[a]	1,252,073
5,427	Intra-Cellular Therapies, Inc.[a]	94,538
1,615	Intuitive Surgical, Inc.[a]	711,860
127	Ionis Pharmaceuticals, Inc.[a]	5,465
3,970	Jazz Pharmaceuticals, Inc.[a]	603,599
14,148	Johnson & Johnson	1,789,581
600	KYORIN Holdings, Inc.	11,733
575	Laboratory Corporation of America Holdings[a]	98,181
3,350	LHC Group, Inc.[a]	249,307
65	LNA Sante	4,188
3,229	Magellan Health Services, Inc.[a]	270,752
1,270	Medpace Holdings, Inc.[a]	46,977
15,887	Medtronic plc	1,273,025
2,010	Merck & Company, Inc.	118,329
840	Mettler-Toledo International, Inc.[a]	470,341
42,768	MiMedx Group, Inc.[a,b]	351,125
19,308	Mylan NVa	748,378
29,425	Myriad Genetics, Inc.[a]	832,433
1,952	National Healthcare Corporation	119,619
13,928	Neurocrine Biosciences, Inc.[a]	1,129,282
22,387	Nevro Corporation[a]	2,000,502
2,841	Novartis AG	218,684
5,997	Novo Nordisk AS	282,027
31,005	NuVasive, Inc.[a]	1,649,776
17,910	Omnicell, Inc.[a]	771,921
17,323	Optinose, Inc.[a,b]	370,712
8,380	PerkinElmer, Inc.	614,757
8,328	Perrigo Company plc	650,750
44,974	Pfizer, Inc.	1,646,498
5,940	Prothena Corporation plc[a]	71,280
3,366	RadNet, Inc.[a]	44,600
120	Roche Holding AG	26,662
2,321	Sage Therapeutics, Inc.[a]	334,038
52,060	Tactile Systems Technology, Inc.[a,b]	1,812,209
9,351	Teleflex, Inc.	2,504,946
9,487	Thermo Fisher Scientific, Inc.	1,995,590
263	Ultragenyx Pharmaceutical, Inc.[a]	13,371
15,685	UnitedHealth Group, Inc.	3,707,934
9,450	Universal Health Services, Inc.	1,079,190
23,065	Veeva Systems, Inc.[a]	1,617,548
10,847	Vertex Pharmaceuticals, Inc.[a]	1,661,327
1,320	Waters Corporation[a]	248,701
3,680	West Pharmaceutical Services, Inc.	324,613
23,530	Wright Medical Group NVa	461,423
34,399	Zoetis, Inc.	2,871,629

	Total	52,742,466

Industrials (5.8%)
5,923	Acco Brands Corporation	71,372
1,540	Adecco SA	101,987
5,828	Advanced Disposal Services, Inc.[a]	128,449
6,228	AECOM[a]	214,492
2,926	Aegion Corporation[a]	66,391
22,916	Aerojet Rocketdyne Holdings, Inc.[a]	640,273
12,115	AGCO Corporation	759,368
13,411	AMETEK, Inc.	936,088
2,252	ArcBest Corporation	72,289
400	Asahi Glass Company, Ltd.	16,600
13,324	ASGN, Inc.[a]	1,074,314
5,558	Atlas Copco AB, Class A	217,353
3,563	Atlas Copco AB, Class B	126,285
40,063	AZZ, Inc.	1,784,807

The accompanying Notes to Financial Statements are an integral part of this schedule.

4

AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Shares	Common Stock (37.2%)	Value
Industrials (5.8%) - continued
200	Boeing Company	$66,712
4,675	Brink’s Company	345,015
4,860	BWX Technologies, Inc.	329,508
32,046	Casella Waste Systems, Inc.[a]	785,447
8,402	CBIZ, Inc.[a]	156,277
100	Central Glass Company, Ltd.	2,369
8,689	Colfax Corporation[a]	269,446
6,806	Comfort Systems USA, Inc.	287,213
10,665	Costamare, Inc.	72,415
7,353	Crane Company	615,005
246	CSW Industrials, Inc.[a]	10,664
26,341	CSX Corporation	1,564,392
8,027	Curtiss-Wright Corporation	1,027,777
500	Dai Nippon Printing Company, Ltd.	10,766
945	Delta Air Lines, Inc.	49,348
2,583	Donaldson Company, Inc.	114,324
1,702	Dun & Bradstreet Corporation	196,258
12,049	Dycom Industries, Inc.[a]	1,251,409
9,758	EMCOR Group, Inc.	718,091
11,202	Emerson Electric Company	743,925
15,089	Encore Wire Corporation	794,436
381	EnerSys	26,121
550	Engility Holdings, Inc.[a]	13,981
1,042	ESCO Technologies, Inc.	58,196
2,150	Federal Signal Corporation	46,569
490	Ferguson plc	37,508
3,178	Forrester Research, Inc.	126,484
5,165	Fortive Corporation	363,151
10,600	Fortune Brands Home and Security, Inc.	579,714
1,131	Franklin Electric Company, Inc.	46,371
4,064	General Dynamics Corporation	818,124
8,310	Genesee & Wyoming, Inc.[a]	591,672
246	Global Brass and Copper Holdings, Inc.	7,380
910	GMS, Inc.[a]	28,356
1,139	Gorman-Rupp Company	35,856
13,260	Granite Construction, Inc.	694,559
5,692	GWA Group, Ltd.	16,434
501	Harsco Corporation[a]	10,245
28,155	Healthcare Services Group, Inc.	1,087,628
16,094	Heico Corporation	1,413,858
1,426	Hillenbrand, Inc.	66,095
18,010	Honeywell International, Inc.	2,605,687
5,899	Hubbell, Inc.	612,670
2,910	Huntington Ingalls Industries, Inc.	707,741
723	Hyster-Yale Materials Handling, Inc.	51,478
12,661	ICF International, Inc.	849,553
700	Inaba Denki Sangyo Company, Ltd.	30,023
540	Ingersoll-Rand plc	45,301
16,435	Interface, Inc.	361,570
12,457	Jacobs Engineering Group, Inc.	723,627
8,789	JB Hunt Transport Services, Inc.	1,032,092
17,596	KAR Auction Services, Inc.	914,816
12,329	KeyW Holding Corporation[a,b]	95,426
4,260	Kforce, Inc.	113,103
45,942	Kirby Corporation[a]	3,918,853
5,260	L3 Technologies, Inc.	1,030,329
3,784	Lincoln Electric Holdings, Inc.	313,580
6,470	Lindsay Corporation	568,454
1,595	Lockheed Martin Corporation	511,740
311	Loomis AB	11,326
13,490	Masco Corporation	510,866
12,733	Masonite International Corporation[a]	772,893
3,790	Middleby Corporation[a]	476,934
4,233	Milacron Holdings Corporation[a]	76,321
1,000	Mitsuboshi Belting, Ltd.	11,406
1,710	Monadelphous Group, Ltd.	20,682
2,781	Moog, Inc.[a]	227,959
118,155	MRC Global, Inc.[a]	2,213,043
2,215	National Express Group plc	11,953
3,314	Navigant Consulting, Inc.[a]	70,886
29,657	NCI Building Systems, Inc.[a]	518,997
59,600	Nexeo Solutions, Inc.[a]	607,324
1,800	Nitto Kogyo Corporation	30,900
538	Nobina ABc	3,531
8,920	Norfolk Southern Corporation	1,279,752
667	Northgate plc	3,409
6,226	Old Dominion Freight Line, Inc.	833,412
1,200	Orion Group Holdings, Inc.[a]	7,272
16,302	Oshkosh Corporation	1,176,352
5,130	PageGroup plc	37,863
5,672	Parker Hannifin Corporation	933,725
770	Quad/Graphics, Inc.	19,027
2,937	Radiant Logistics, Inc.[a]	10,368
13,541	Raven Industries, Inc.	495,601
2,239	Raytheon Company	458,861
6,406	RELX NV	136,301
3,992	RELX plc	85,322
1,050	Resources Connection, Inc.	16,432
215	Rockwool International AS	64,820
6,757	Roper Industries, Inc.	1,785,132
13,875	Royal Mail plc	110,653
5,555	RPX Corporation	60,161
4,546	Saia, Inc.[a]	300,263
1,077	Sandvik ABb	18,363
483	Schindler Holding AG, Participation Certificate	99,733
613	Schneider Electric SEa	55,565
6	SGS SA	14,572
700	ShinMaywa Industries, Ltd.	7,845
17,500	SiteOne Landscape Supply, Inc.[a]	1,198,750
4,714	SKF AB	95,434
1,344	Smiths Group plc	29,449
122	Societa Iniziative Autostradali e Servizi SPA	2,584
71,938	Southwest Airlines Company	3,800,485
1,790	SP Plus Corporation[a]	62,919
289	Spirax-Sarco Engineering plc	22,909
10,238	SPX Corporation[a]	323,930
3,670	SPX FLOW, Inc.[a]	165,150
753	Standex International Corporation	73,003
1,108	Stanley Black & Decker, Inc.	156,882
6,100	Sumitomo Electric Industries, Ltd.	93,385
200	Taikisha, Ltd.	6,975
13,940	Terex Corporation	509,089
700	Toppan Forms Company, Ltd.	7,819
6,000	Toppan Printing Company, Ltd.	50,173
1,963	Toro Company	114,620
49,874	TPI Composites, Inc.[a]	1,129,646
1,768	Transcontinental, Inc.	37,234
1,230	TransDigm Group, Inc.	394,301
5,860	TransUnion[a]	380,373
11,123	TriMas Corporation[a]	301,433
2,414	TrueBlue, Inc.[a]	64,333
2,000	Tsubakimoto Chain Company	17,331
12,880	United Continental Holdings, Inc.[a]	869,915
428	United Parcel Service, Inc.	48,578
11,161	United Rentals, Inc.[a]	1,674,150
8,323	United Technologies Corporation	1,000,008
23,260	Univar, Inc.[a]	641,046
2,896	Universal Truckload Services, Inc.	63,567

The accompanying Notes to Financial Statements are an integral part of this schedule.

5

AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Shares	Common Stock (37.2%)	Value
Industrials (5.8%) - continued
3,615	Valmont Industries, Inc.	$513,692
1,337	Vectrus, Inc.[a]	48,132
14,115	Verisk Analytics, Inc.[a]	1,502,542
1,213	Vinci SA	121,280
5,556	WABCO Holdings, Inc.[a]	716,668
22,177	WageWorks, Inc.[a]	923,672
32,737	Waste Connections, Inc.	2,366,885
4,199	Watsco, Inc.	702,997
30,655	Willdan Group, Inc.[a]	876,733
400	Yuasa Trading Company, Ltd.	12,785

	Total	70,871,892

Information Technology (10.4%)
24,414	2U, Inc.[a]	1,965,083
1,063	Adobe Systems, Inc.[a]	235,561
26,770	Advanced Micro Devices, Inc.[a,b]	291,258
26,029	Agilent Technologies, Inc.	1,711,146
32,877	Akamai Technologies, Inc.[a]	2,355,637
7,572	Alliance Data Systems Corporation	1,537,495
5,158	Alphabet, Inc., Class Aa	5,253,836
1,450	Alphabet, Inc., Class Ca	1,475,128
369	Amadeus IT Holding SA	26,922
10,495	Ambarella, Inc.[a]	488,962
1,626	American Software, Inc.	20,748
18,931	Amphenol Corporation	1,584,714
25,800	Apple, Inc.	4,263,708
6,125	Arista Networks, Inc.[a]	1,620,369
11,953	Arrow Electronics, Inc.[a]	893,367
2,001	Atkore International Group, Inc.[a]	35,558
15,047	Autodesk, Inc.[a]	1,894,417
5,639	Automatic Data Processing, Inc.	665,853
10,600	Belden, Inc.	652,960
21,578	Benchmark Electronics, Inc.	567,501
44,416	Blackline, Inc.[a]	1,838,822
39,965	Booz Allen Hamilton Holding Corporation	1,583,813
149	Broadcom, Ltd.	34,184
16,379	CA, Inc.	569,989
900	Canon, Inc.	30,959
1,280	Capgemini SA	176,084
566	Carsales.com, Ltd.	6,075
3,947	CDW Corporation	281,382
626	CGI Group, Inc.[a]	36,274
62,610	Ciena Corporation[a]	1,612,207
84,588	Cisco Systems, Inc.	3,746,403
11,410	Cognex Corporation	527,712
5,136	CoreLogic, Inc.[a]	254,232
223	CSG Systems International, Inc.	9,542
18,494	Descartes Systems Group, Inc.[a]	546,498
49,258	Dolby Laboratories, Inc.	2,946,614
2,310	Endurance International Group Holdings, Inc.[a]	16,979
18,119	Envestnet, Inc.[a]	983,862
3,640	Euronet Worldwide, Inc.[a]	284,320
18,071	EVERTEC, Inc.	329,796
495	ExlService Holdings, Inc.[a]	28,616
20,510	Facebook, Inc.[a]	3,527,720
9,997	Fidelity National Information Services, Inc.	949,415
12,988	Fiserv, Inc.[a]	920,330
34,660	FLIR Systems, Inc.	1,856,043
17,247	Fortinet, Inc.[a]	954,794
10,490	Global Payments, Inc.	1,185,895
26,385	Guidewire Software, Inc.[a]	2,232,699
17,734	HP, Inc.	381,104
4,152	IAC/InterActiveCorporation[a]	673,205
6,656	Insight Enterprises, Inc.[a]	235,955
28,253	Keysight Technologies, Inc.[a]	1,460,115
5,567	KLA-Tencor Corporation	566,387
9,700	Konica Minolta Holdings, Inc.	83,263
210	Kulicke and Soffa Industries, Inc.[a]	4,807
1,000	Kyocera Corporation	63,893
5,270	Lam Research Corporation	975,266
746	Leidos Holdings, Inc.	47,916
4,310	Liberty Tripadvisor Holdings, Inc.[a]	39,652
37,647	M/A-COM Technology Solutions Holdings, Inc.[a,b]	625,693
3,755	ManTech International Corporation	221,883
32,976	MasterCard, Inc.	5,878,632
12,240	Maxim Integrated Products, Inc.	667,080
3,740	Methode Electronics, Inc.	149,226
9,460	Microsemi Corporation[a]	611,967
56,172	Microsoft Corporation	5,253,205
22,464	Monolithic Power Systems, Inc.	2,630,534
18,520	National Instruments Corporation	757,283
1,000	NEC Networks & System Integration Corporation	26,164
27,201	New Relic, Inc.[a]	1,901,078
7,452	Nice, Ltd. ADR[a]	709,207
8,860	Novanta, Inc.[a]	520,968
24,427	NRG Yield, Inc., Class A	430,159
8,494	NVIDIA Corporation	1,910,301
33,345	Oracle Corporation	1,522,866
6,840	Palo Alto Networks, Inc.[a]	1,316,768
51,708	PayPal Holdings, Inc.[a]	3,857,934
15,196	Pegasystems, Inc.	927,716
1,821	Plantronics, Inc.	118,638
15,150	Plexus Corporation[a]	830,826
1,361	Progress Software Corporation	50,262
27,466	Proofpoint, Inc.[a]	3,239,340
38,596	Q2 Holdings, Inc.[a]	1,900,853
90,357	Quantenna Communications, Inc.[a]	1,144,823
20,328	Red Hat, Inc.[a]	3,314,684
9,389	Rogers Corporation[a]	1,001,806
5,789	Rudolph Technologies, Inc.[a]	146,751
300	Ryoyo Electro Corporation	4,967
54,624	SailPoint Technologies Holdings, Inc.[a]	1,315,892
27,196	Salesforce.com, Inc.[a]	3,290,444
846	ScanSource, Inc.[a]	29,018
660	Seagate Technology plc	38,207
109,543	Sequans Communications SA ADR[a,b]	175,269
9,349	ServiceNow, Inc.[a]	1,553,243
5,100	Shinko Electric Industries Company, Ltd.	39,677
19,599	SS&C Technologies Holdings, Inc.	973,090
13,487	Synopsys, Inc.[a]	1,153,273
563	TE Connectivity, Ltd.	51,655
11,725	Teradata Corporation[a]	479,787
9,234	Teradyne, Inc.	300,567
10,410	Texas Instruments, Inc.	1,055,886
6,260	Total System Services, Inc.	526,216
3,975	Trimble, Inc.[a]	137,535
25,525	Twitter, Inc.[a]	773,663
10,923	Tyler Technologies, Inc.[a]	2,391,263
2,540	Ultimate Software Group, Inc.[a]	609,397
780	VASCO Data Security International, Inc.[a]	12,090
8,520	Verint Systems, Inc.[a]	358,692
42,998	Virtusa Corporation[a]	2,069,924
40,822	Visa, Inc.	5,179,495
29,602	Xilinx, Inc.	1,901,632
6,792	XO Group, Inc.[a]	147,251

The accompanying Notes to Financial Statements are an integral part of this schedule.

6

AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Shares	Common Stock (37.2%)	Value
Information Technology (10.4%) - continued
15,722	Zix Corporation[a]	$79,396
3,800	Zuora, Inc.[a]	73,188

	Total	125,930,409

Materials (1.1%)
450	Alcoa Corporation[a]	23,040
6,568	Balchem Corporation	579,560
3,166	BASF SE	329,401
1,117	Berry Plastics Group, Inc.[a]	61,435
7,091	BHP Billiton plc	151,198
8,407	BHP Billiton, Ltd.	196,128
482	Canfor Corporation[a]	11,071
10,542	Celanese Corporation	1,145,599
850	CF Industries Holdings, Inc.	32,980
5,025	Continental Building Products, Inc.[a]	141,202
8,640	Crown Holdings, Inc.[a]	430,618
4,100	Daicel Corporation	47,307
585	Eastman Chemical Company	59,717
2,537	Evonik Industries AG	90,140
6,790	Ferroglobe Representation & Warranty Insurance Trust[a,d]	1
9,406	Freeport-McMoRan, Inc.	143,065
1,861	Granges AB	26,033
13,405	Graphic Packaging Holding Company	191,692
2,716	Hecla Mining Company	10,402
313	Hudbay Minerals, Inc.	2,187
4,915	Innospec, Inc.	357,321
5,336	International Paper Company	275,124
700	JSR Corporation	13,187
2,712	Kadant, Inc.	250,182
1,000	Kaneka Corporation	9,881
730	Koppers Holdings, Inc.[a]	31,974
3,600	Kuraray Company, Ltd.	59,955
2,000	Kyoei Steel, Ltd.	41,647
2,123	Lundin Mining Corporation	14,055
4,770	Martin Marietta Materials, Inc.	929,053
5,168	Mercer International, Inc.	69,251
1,364	Methanex Corporation	82,386
2,806	Mondi plc	78,111
6,708	Myers Industries, Inc.	156,296
838	Navigator Company SA	4,890
4,290	Neenah, Inc.	334,620
18,644	Newmont Mining Corporation	732,523
600	Nippon Kayaku Company, Ltd.	7,508
100	Nippon Shokubai Company, Ltd.	6,795
6,533	Nucor Corporation	402,563
588	Olympic Steel, Inc.	13,789
19,688	OMNOVA Solutions, Inc.[a]	214,599
29,056	Owens-Illinois, Inc.[a]	590,708
1,706	Packaging Corporation of America	197,367
11,060	Reliance Steel & Aluminum Company	972,395
130	Rio Tinto plc	7,086
337	Rio Tinto, Ltd.	20,056
13,940	RPM International, Inc.	673,302
2,371	Ryerson Holding Corporation[a]	23,829
3,475	Sandfire Resources NL	20,566
8,309	Schweitzer-Mauduit International, Inc.	324,300
4,405	Scotts Miracle-Gro Company	368,170
9,053	Sensient Technologies Corporation	603,382
742	Solvay SA	103,190
1,258	Sonoco Products Company	64,611
20,944	Steel Dynamics, Inc.	938,501
478	Stepan Company	33,613
200	Taiyo Holdings Company, Ltd.	8,499
1,200	Toagosei Company, Ltd.	14,161
2,806	Trinseo SA	204,698
407	United States Lime & Minerals, Inc.	30,411
642	United States Steel Corporation	21,719
4,973	UPM-Kymmene Oyj	177,444
3,426	WestRock Company	202,682
300	Yamato Kogyo Company, Ltd.	8,844

	Total	13,368,020

Real Estate (0.9%)
4,396	Ares Commercial Real Estate Corporation	53,763
21,540	Armada Hoffler Properties, Inc.	292,298
482	Artis Real Estate Investment Trust	5,027
9,037	Ashford Hospitality Trust, Inc.	62,175
1,522	Bluerock Residential Growth REIT, Inc.	13,683
1,950	Breaemar Hotels & Resorts, Inc.	20,280
34,773	Brixmor Property Group, Inc.	517,770
3,760	Camden Property Trust	321,104
12,688	Catchmark Timber Trust, Inc.	165,452
18,572	Cedar Realty Trust, Inc.	72,245
8,339	Chatham Lodging Trust	158,858
1,063	Chesapeake Lodging Trust	31,401
3,911	City Office REIT, Inc.	44,507
1,296	Colony NorthStar, Inc.	7,919
22,787	Cousins Properties, Inc.	202,576
11,268	CyrusOne, Inc.	603,852
3,464	DEXUS Property Group	24,634
2,790	Digital Realty Trust, Inc.	294,875
8,546	Douglas Emmett, Inc.	318,509
11,980	Duke Realty Corporation	324,658
1,456	Equity Lifestyle Properties, Inc.	129,817
2,532	First Industrial Realty Trust, Inc.	78,771
1,391	Forest City Realty Trust, Inc.	27,903
3,360	Franklin Street Properties Corporation	26,141
623	Gaming and Leisure Properties, Inc.	21,350
12,950	General Growth Properties, Inc.	258,870
534	GEO Group, Inc.	12,015
820	Getty Realty Corporation	20,541
6,000	Hang Lung Properties, Ltd.	14,199
13,881	Highwoods Properties, Inc.	611,042
18,717	Hospitality Properties Trust	465,679
17,248	Host Hotels & Resorts, Inc.	337,371
11,000	Hysan Development Company, Ltd.	64,022
22,204	InfraREIT, Inc.	473,167
6,716	Liberty Property Trust	280,863
2,939	Mid-America Apartment Communities, Inc.	268,801
34,087	Monmouth Real Estate Investment Corporation	532,780
11,202	National Storage Affiliates Trust	294,837
226	NexPoint Residential Trust, Inc.	6,055
2,555	One Liberty Properties, Inc.	60,707
12,380	Physicians Realty Trust	184,957
3,812	Ramco-Gershenson Properties Trust	45,553
990	RE/MAX Holdings, Inc.	53,608
12,147	Retail Properties of America, Inc.	140,176
3,000	Road King Infrastructure, Ltd.	5,688
784	Ryman Hospitality Properties	61,450
1,000	Saul Centers, Inc.	47,850
7,759	SBA Communications Corporation[a]	1,243,225
11,179	Summit Hotel Properties, Inc.	161,872
1,085	Sun Communities, Inc.	101,827
2,000	Sun Hung Kai Properties, Ltd.	32,209
1,000	Swire Pacific, Ltd.	9,881

The accompanying Notes to Financial Statements are an integral part of this schedule.

7

AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Shares	Common Stock (37.2%)	Value
Real Estate (0.9%) - continued
13,841	Terreno Realty Corporation	$514,193
11,730	Urstadt Biddle Properties, Inc.	233,075
15,642	Weyerhaeuser Company	575,313
7,800	Wing Tai Holdings, Ltd.	11,951
5,073	Xenia Hotels & Resorts, Inc.	104,453

	Total	11,047,798

Telecommunications Services (0.1%)
1,025	Freenet AG	32,537
23,771	KCOM Group plc	32,726
500	KDDI Corporation	13,422
1,400	Nippon Telegraph & Telephone Corporation	66,437
10,300	NTT DOCOMO, Inc.	266,090
72,800	ORBCOMM, Inc.[a]	656,656
7,098	Telenor ASA	157,107
309	Telephone & Data Systems, Inc.	8,445
2,304	Verizon Communications, Inc.	113,702

	Total	1,347,122

Utilities (0.4%)
15,848	AES Corporation	193,980
1,675	Artesian Resources Corporation	64,152
1,310	Consolidated Water Company, Ltd.	18,537
540	Edison International, Inc.	35,381
972	Enagas SA	28,252
637	Eversource Energy	38,379
9,410	MDU Resources Group, Inc.	265,080
899	Middlesex Water Company	37,452
7,090	New Jersey Resources Corporation	293,171
4,045	NorthWestern Corporation	222,232
6,389	NRG Yield, Inc., Class C	113,724
10,184	OGE Energy Corporation	334,748
5,300	Osaka Gas Company, Ltd.	114,130
6,096	PG&E Corporation	281,026
12,020	PNM Resources, Inc.	476,593
868	Portland General Electric Company	36,873
8,120	Public Service Enterprise Group, Inc.	423,458
4,630	Southwest Gas Holdings, Inc.	337,944
1,134	Spire, Inc.	81,818
3,900	Tokyo Gas Company, Ltd.	104,658
17,028	UGI Corporation	823,985
612	Unitil Corporation	29,737
198	Verbund AG	6,132

	Total	4,361,442

	Total Common Stock (cost $350,833,961)	451,194,066

Principal Amount	Long-Term Fixed Income (2.3%)	Value
Collateralized Mortgage Obligations (<0.1%)
	MASTR Alternative Loans Trust
$33,486	2.347%, (LIBOR 1M + 0.450%), 12/25/2035, Ser. 2005-6, Class 2A1[e]	16,082
	Residential Asset Securitization Trust
64,741	2.277%, (LIBOR 1M + 0.380%), 8/25/2037, Ser. 2007-A8, Class 2A3[e]	15,735
	Sequoia Mortgage Trust
82,818	3.822%, 9/20/2046, Ser. 2007-1, Class 4A1[e]	68,890
	WaMu Mortgage Pass Through Certificates
36,950	3.299%, 9/25/2036, Ser. 2006-AR10, Class 1A2[e]	35,770
56,246	3.330%, 10/25/2036, Ser. 2006-AR12, Class 1A1[e]	54,696

	Total	191,173

Mortgage-Backed Securities (1.0%)
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
1,225,000	4.000%, 5/1/2048[f]	1,247,394
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
2,000,000	3.000%, 5/1/2048[f]	1,927,500
4,000,000	3.500%, 5/1/2048[f]	3,968,750
3,600,000	4.000%, 5/1/2048[f]	3,664,688
1,225,000	4.500%, 5/1/2048[f]	1,275,148

	Total	12,083,480

U.S. Government and Agencies (1.3%)
	U.S. Treasury Bonds
600,000	2.250%, 11/15/2027	565,148
2,291,000	2.500%, 5/15/2046	2,026,998
	U.S. Treasury Bonds, TIPS
2,035,440	0.375%, 7/15/2027	1,970,926
	U.S. Treasury Notes
3,100,000	0.750%, 2/15/2019	3,064,277
340,000	1.000%, 10/15/2019	333,134
575,000	1.500%, 10/31/2019	567,206
675,000	1.750%, 11/30/2019	667,775
1,430,000	1.125%, 8/31/2021	1,358,891
410,000	2.000%, 11/30/2022	396,467
500,000	2.125%, 7/31/2024	478,399
3,000,000	2.250%, 11/15/2024	2,884,570
1,740,000	2.125%, 11/30/2024	1,659,729

	Total	15,973,520

	Total Long-Term Fixed Income (cost $28,826,700)	28,248,173

Shares	Preferred Stock (<0.1%)	Value
Consumer Staples (<0.1%)
155	Henkel AG & Company KGaA, 1.620%	19,698

	Total	19,698

	Total Preferred Stock (cost $20,427)	19,698

Shares	Collateral Held for Securities Loaned (0.7%)	Value
8,580,989	Thrivent Cash Management Trust	8,580,989

	Total Collateral Held for Securities Loaned (cost $8,580,989)	8,580,989

The accompanying Notes to Financial Statements are an integral part of this schedule.

8

AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Shares or Principal Amount	Short-Term Investments (16.0%)	Value
	Federal Home Loan Bank Discount Notes
2,400,000	1.661%, 5/2/2018[g,h]	$2,399,887
5,000,000	1.538%, 5/4/2018[g,h]	4,999,290
800,000	1.530%, 5/7/2018[g,h]	799,774
500,000	1.715%, 7/5/2018[g,h]	498,339
1,300,000	1.720%, 7/11/2018[g,h]	1,295,283
6,100,000	1.800%, 7/18/2018[g,h]	6,075,679
	Thrivent Core Short-Term Reserve Fund
17,856,398	2.120%	178,563,981

	Total Short-Term Investments (cost $194,633,278)	194,632,233

	Total Investments (cost $999,186,075) 101.7%	$1,235,823,178

	Other Assets and Liabilities, Net (1.7%)	(20,709,446)

	Total Net Assets 100.0%	$1,215,113,732

a	Non-income producing security.
b	All or a portion of the security is on loan.
c

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of April 30, 2018, the value of these investments was $66,725 or 0.0% of total net assets.

d	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
e

Denotes variable rate securities. The rate shown is as of April 30, 2018. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

f	Denotes investments purchased on a when-issued or delayed delivery basis.
g	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
h	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Aggressive Allocation Fund as of April 30, 2018:

Securities Lending Transactions

Common Stock	$8,284,465

Total lending	$8,284,465
Gross amount payable upon return of collateral for securities loaned	$8,580,989

Net amounts due to counterparty	$296,524

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
ETF	-	Exchange Traded Fund
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
Ser.	-	Series
SPDR	-	S&P Depository Receipts, which are exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.
TIPS	-	Treasury Inflation Protected Security

Reference Rate Index:

LIBOR 1M	-	ICE Libor USD Rate 1 Month

The accompanying Notes to Financial Statements are an integral part of this schedule.

9

BALANCED INCOME PLUS FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Bank Loans (14.7%)[a]	Value
Basic Materials (1.0%)
	Big River Steel, LLC, Term Loan
$343,275	7.302%, (LIBOR 3M + 5.000%), 8/15/2023[b,c]	$348,424
	CONSOL Mining Corporation, Term Loan
339,150	7.990%, (LIBOR 3M + 6.000%), 10/30/2022[b]	347,629
	Contura Energy, Inc., Term Loan
607,950	6.910%, (LIBOR 1M + 5.000%), 3/17/2024[b]	607,190
	Coronado Australian Holdings Property, Ltd., Term Loan
81,429	8.802%, (LIBOR 3M + 6.500%), 3/21/2025[b,c]	81,225
298,572	8.802%, (LIBOR 3M + 6.500%), 3/21/2025[b,c]	297,825
	Ineos US Finance, LLC, Term Loan
1,107,225	3.901%, (LIBOR 1M + 2.000%), 3/31/2024[b]	1,110,148
	Tronox Finance, LLC, Term Loan
236,732	5.302%, (LIBOR 3M + 3.000%), 9/14/2024[b]	239,137
546,305	5.302%, (LIBOR 3M + 3.000%), 9/14/2024[b]	551,856

	Total	3,583,434

Capital Goods (0.8%)
	Advanced Disposal Services, Inc., Term Loan
321,947	3.998%, (LIBOR 1W + 2.250%), 11/10/2023[b]	323,824
	Cortes NP Intermediate Holding II Corporation, Term Loan
913,307	5.887%, (LIBOR 1M + 4.000%), 11/30/2023[b]	911,782
	Navistar, Inc., Term Loan
648,375	5.400%, (LIBOR 1M + 3.500%), 11/3/2024[b]	652,026
	Sterigenics-Nordion Holdings, LLC, Term Loan
1,106,486	4.901%, (LIBOR 1M + 3.000%), 5/15/2022[b]	1,112,018

	Total	2,999,650

Communications Services (4.8%)
	Altice Financing SA, Term Loan
311,850	5.098%, (LIBOR 1M + 2.250%), 7/15/2025[b]	308,488
	Altice US Finance I Corporation, Term Loan
392,038	4.151%, (LIBOR 1M + 2.250%), 7/28/2025[b]	391,426
	CBS Radio, Inc., Term Loan
104,738	4.623%, (LIBOR 3M + 2.750%), 10/17/2023[b]	105,108
	Cengage Learning Acquisitions, Term Loan
771,235	6.147%, (LIBOR 1M + 4.250%), 6/7/2023[b]	688,813
	CenturyLink, Inc., Term Loan
1,027,425	4.651%, (LIBOR 1M + 2.750%), 1/31/2025[b]	1,011,582
	Charter Communications Operating, LLC, Term Loan	630,895
628,425	3.910%, (LIBOR 1M + 2.000%), 4/13/2025[b]
	CSC Holdings, LLC, Term Loan
519,750	4.147%, (LIBOR 1M + 2.250%), 7/17/2025[b]	517,931
	Frontier Communications Corporation, Term Loan
635,200	5.660%, (LIBOR 1M + 3.750%), 6/1/2024[b]	627,063
	Gray Television, Inc., Term Loan
320,937	4.137%, (LIBOR 1M + 2.250%), 2/7/2024[b]	322,006
	Hargray Merger Subsidiary Corporation, Term Loan
522,059	4.901%, (LIBOR 1M + 3.000%), 3/24/2024[b,d,e]	523,526
	Intelsat Jackson Holdings SA, Term Loan
505,000	5.706%, (LIBOR 3M + 3.750%), 11/27/2023[b]	508,000
	Level 3 Financing, Inc., Term Loan
1,000,000	4.148%, (LIBOR 1M + 2.250%), 2/22/2024[b]	1,004,170
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
785,000	5.848%, (LIBOR 3M + 3.500%), 1/7/2022[b]	759,488
160,000	9.098%, (LIBOR 3M + 6.750%), 7/7/2023[b,c]	146,400
	McGraw-Hill Global Education Holdings, LLC, Term Loan
648,397	5.901%, (LIBOR 1M + 4.000%), 5/4/2022[b]	635,028
	Mediacom Illinois, LLC, Term Loan
290,000	3.500%, (LIBOR 1W + 1.750%), 2/15/2024[b]	290,725
	NEP/NCP Holdco, Inc., Term Loan
782,059	5.552%, (LIBOR 3M + 3.250%), 7/21/2022[b]	782,552
	New LightSquared, Term Loan
182,443	11.305%,PIK 10.265%, (LIBOR 3M + 8.750%), 12/7/2020[b,f]	147,266
	Radiate Holdco, LLC, Term Loan
1,306,700	4.901%, (LIBOR 1M + 3.000%), 2/1/2024[b]	1,292,209
	Sable International Finance, Ltd., Term Loan
1,440,000	5.151%, (LIBOR 1M + 3.250%), 2/6/2026[b]	1,449,000
	SFR Group SA, Term Loan
282,150	4.651%, (LIBOR 1M + 2.750%), 6/22/2025[b]	277,162
	Sinclair Television Group, Inc., Term Loan
1,090,000	0.000%, (LIBOR 3M + 2.500%), 12/12/2024[b,d,e]	1,094,545
	Sprint Communications, Inc., Term Loan
1,163,250	4.438%, (LIBOR 1M + 2.500%), 2/2/2024[b]	1,166,158

The accompanying Notes to Financial Statements are an integral part of this schedule.

10

BALANCED INCOME PLUS FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Bank Loans (14.7%)[a]	Value
Communications Services (4.8%) - continued
	Syniverse Holdings, Inc., Term Loan
$175,000	6.895%, (LIBOR 1M + 5.000%), 2/9/2023[b]	$176,799
	Unitymedia Finance, LLC, Term Loan
630,000	4.147%, (LIBOR 1M + 2.250%), 1/20/2026[b]	628,709
	Univision Communications, Inc., Term Loan
518,342	4.651%, (LIBOR 1M + 2.750%), 3/15/2024[b]	510,846
	Virgin Media Bristol, LLC, Term Loan
800,000	4.397%, (LIBOR 1M + 2.500%), 1/31/2026[b]	803,416
	WideOpenWest Finance, LLC, Term Loan
487,550	5.146%, (LIBOR 1M + 3.250%), 8/6/2023[b]	469,876

	Total	17,269,187

Consumer Cyclical (2.1%)
	Boyd Gaming Corporation, Term Loan
242,891	4.244%, (LIBOR 1W + 2.500%), 9/15/2023[b]	244,079
	Burlington Coat Factory Warehouse Corporation, Term Loan
611,925	4.410%, (LIBOR 1M + 2.500%), 11/9/2024[b]	614,220
	Eldorado Resorts, Inc., Term Loan
174,854	4.180%, (LIBOR 1M + 2.250%), 4/17/2024[b,c]	175,947
	Four Seasons Hotels, Ltd., Term Loan
483,775	3.901%, (LIBOR 1M + 2.000%), 11/30/2023[b]	486,799
	Golden Entertainment, Inc., Term Loan
867,825	4.910%, (LIBOR 1M + 3.000%), 8/15/2024[b]	874,334
135,000	8.900%, (LIBOR 1M + 7.000%), 8/15/2025[b,c]	137,700
	IMG Worldwide, Inc., Term Loan
200,000	9.151%, (LIBOR 1M + 7.250%), 5/6/2022[b]	201,500
	Michaels Stores, Inc., Term Loan
572,869	4.649%, (LIBOR 1M + 2.750%), 1/28/2023[b]	576,002
	Mohegan Tribal Gaming Authority, Term Loan
736,435	5.901%, (LIBOR 1M + 4.000%), 10/13/2023[b]	730,455
	Neiman Marcus Group, LLC, Term Loam
285,000	0.000%, (LIBOR 3M + 3.250%), 10/25/2020[b,d,e]	250,541
	Scientific Games International, Inc., Term Loan
1,350,000	4.726%, (LIBOR 2M + 2.750%), 8/14/2024[b]	1,357,803
	Seminole Hard Rock Entertainment, Inc., Term Loan
586,605	5.058%, (LIBOR 3M + 2.750%), 5/14/2020[b]	590,025
	Stars Group Holdings BV, Term Loan
1,188,119	5.325%, (LIBOR 3M + 3.000%), 3/29/2025[b]	1,191,932

	Total	7,431,337

Consumer Non-Cyclical (2.4%)
	Air Medical Group Holdings, Inc., Term Loan
1,516,200	5.128%, (LIBOR 1M + 3.250%), 4/28/2022[b]	1,523,023
	Albertson’s, LLC, Term Loan
916,076	4.651%, (LIBOR 1M + 2.750%), 8/25/2021[b]	906,915
596,685	4.956%, (LIBOR 3M + 3.000%), 6/22/2023[b]	589,973
	Anmeal Pharmaceuticals LLC, Term Loan
545,000	0.000%, (LIBOR 3M + 3.500%), 3/23/2025[b,d,e]	547,044
	CHS/Community Health Systems, Inc., Term Loan
75,307	4.984%, (LIBOR 3M + 3.000%), 12/31/2019[b]	74,060
518,062	5.234%, (LIBOR 3M + 3.250%), 1/27/2021[b]	502,090
	Endo Luxembourg Finance Company I SARL., Term Loan
840,707	6.188%, (LIBOR 1M + 4.250%), 4/27/2024[b]	835,453
	Grifols Worldwide Operations USA, Inc., Term Loan
485,100	3.994%, (LIBOR 1W + 2.250%), 1/23/2025[b]	487,526
	JBS USA LUX SA, Term Loan
975,150	4.678%, (LIBOR 3M + 2.500%), 10/30/2022[b]	973,726
	Libbey Glass, Inc., Term Loan
244,045	4.895%, (LIBOR 1M + 3.000%), 4/9/2021[b]	238,555
	Ortho-Clinical Diagnostics, Inc., Term Loan
691,307	5.650%, (LIBOR 1M + 3.750%), 6/30/2021[b]	695,627
	Revlon Consumer Products Corporation, Term Loan
443,795	5.401%, (LIBOR 1M + 3.500%), 9/7/2023[b]	341,353
	Valeant Pharmaceuticals International, Inc., Term Loan
928,407	5.394%, (LIBOR 1M + 3.500%), 4/1/2022[b]	938,275

	Total	8,653,620

Energy (0.5%)
	Apergy Corporation, Term Loan
275,000	0.000%, (LIBOR 3M + 2.500%), 4/19/2025[b,d,e]	276,375
	Calpine Corporation, Term Loan
492,468	4.810%, (LIBOR 3M + 2.500%), 1/15/2024[b]	494,467

The accompanying Notes to Financial Statements are an integral part of this schedule.

11

BALANCED INCOME PLUS FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Bank Loans (14.7%)[a]	Value
Energy (0.5%) - continued
	Houston Fuel Oil Terminal, LLC, Term Loan
$669,710	5.800%, (LIBOR 3M + 3.500%), 8/19/2021[b]	$675,992
	MEG Energy Corporation, Term Loan
59,850	5.810%, (LIBOR 3M + 3.500%), 12/31/2023[b]	60,089
	MRC Global US, Inc., Term Loan
254,363	5.401%, (LIBOR 1M + 3.500%), 9/15/2024[b]	255,795
	Pacific Drilling SA, Term Loan
521,837	0.000%, (PRIME + 4.500%), 6/3/2018[b,g,h]	186,776

	Total	1,949,494

Financials (0.9%)
	ASP AMC Merger Sub, Inc., Term Loan
919,516	5.802%, (LIBOR 3M + 3.500%), 4/13/2024[b]	922,100
	Colorado Buyer, Inc., Term Loan
158,800	4.780%, (LIBOR 3M + 3.000%), 5/1/2024[b]	158,403
85,000	9.030%, (LIBOR 3M + 7.250%), 5/1/2025[b]	84,044
	Digicel International Finance, Ltd., Term Loan
812,958	5.610%, (LIBOR 3M + 3.250%), 5/10/2024[b]	811,267
	DJO Finance, LLC, Term Loan
129,087	5.356%, (LIBOR 1M + 3.250%), 6/7/2020[b]	129,612
	Gartner, Inc., Term Loan
24,700	3.901%, (LIBOR 1M + 2.000%), 4/5/2024[b]	24,808
	Genworth Holdings, Inc., Term Loan
150,000	6.395%, (LIBOR 1M + 4.500%), 2/28/2023[b,c]	152,437
	MoneyGram International, Inc., Term Loan
542,868	5.552%, (LIBOR 3M + 3.250%), 3/28/2020[b]	541,103
	TransUnion, LLC, Term Loan
522,375	3.901%, (LIBOR 1M + 2.000%), 4/9/2023[b]	523,263

	Total	3,347,037

Technology (1.5%)
	First Data Corporation, Term Loan
1,345,000	4.147%, (LIBOR 1M + 2.250%), 4/26/2024[b]	1,349,560
	Harland Clarke Holdings Corporation, Term Loan
747,365	7.052%, (LIBOR 3M + 4.750%), 10/31/2023[b]	752,970
	Micron Technology, Inc., Term Loan
710,000	0.000%, (LIBOR 3M + 1.750%), 4/26/2022[b,d,e]	715,027
	Rackspace Hosting, Inc., Term Loan
734,748	4.787%, (LIBOR 3M + 3.000%), 11/3/2023[b]	732,603
	SS&C Technologies Holdings Europe SARL, Term Loan
209,915	0.000%, (LIBOR 1M + 2.500%), 2/27/2025[b,d,e]	211,227
	SS&C Technologies, Inc., Term Loan
570,049	0.000%, (LIBOR 1M + 2.500%), 2/27/2025[b,d,e]	573,612
	TNS, Inc., Term Loan
239,602	5.910%, (LIBOR 1M + 4.000%), 8/14/2022[b]	240,699
	Western Digital Corporation, Term Loan
832,874	3.900%, (LIBOR 1M + 2.000%), 4/29/2023[b]	837,338

	Total	5,413,036

Transportation (0.3%)
	Arctic LNG Carriers, Ltd., Term Loan
1,017,313	6.400%, (LIBOR 1M + 4.500%), 5/18/2023[b]	1,022,399
	OSG Bulk Ships, Inc., Term Loan
92,698	6.040%, (LIBOR 3M + 4.250%), 8/5/2019[b,c]	89,686

	Total	1,112,085

Utilities (0.4%)
	EnergySolutions, LLC, Term Loan
240,000	6.660%, (LIBOR 1M + 4.750%), 5/29/2020[b,c]	241,800
	HD Supply Waterworks, Term Loan
402,975	5.115%, (LIBOR 3M + 3.000%), 7/21/2024[b,c]	404,990
	Talen Energy Supply, LLC, Term Loan
336,439	5.901%, (LIBOR 1M + 4.000%), 7/6/2023[b]	332,513
	TerraForm Power Operating, LLC, Term Loan
259,350	4.651%, (LIBOR 1M + 2.750%), 11/3/2022[b]	260,322

	Total	1,239,625

	Total Bank Loans (cost $53,342,059)	52,998,505

Shares	Common Stock (48.0%)	Value
Consumer Discretionary (7.5%)
3,121	Amazon.com, Inc.[i]	4,887,892
33,605	American Axle & Manufacturing Holdings, Inc.[i]	515,501
1,600	AOKI Holdings, Inc.	24,549
2,600	Autobacs Seven Company, Ltd.	49,081
8,452	Berkeley Group Holdings plc	473,180
825	Booking Holdings, Inc.[i]	1,796,850
10,000	Bridgestone Corporation	418,026
3,204	Burlington Stores, Inc.[i]	435,263
19,593	Caesars Entertainment Corporation[i]	222,380
35,017	Carnival Corporation	2,208,172
138	Charter Communications, Inc.[i]	37,438
2,100	Chiyoda Company, Ltd.	50,477
885	Cie Generale des Etablissements Michelin	124,451
47,010	Comcast Corporation	1,475,644

The accompanying Notes to Financial Statements are an integral part of this schedule.

12

BALANCED INCOME PLUS FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Shares	Common Stock (48.0%)	Value
Consumer Discretionary (7.5%) - continued
3,400	DCM Holdings Company, Ltd.	$33,831
5,658	Dollar Tree, Inc.[i]	542,546
19,766	General Motors Company	726,203
33,200	Honda Motor Company, Ltd.	1,141,614
4,109	Hugo Boss AG	385,201
12,625	Inchcape plc	126,129
1,290	Ipsos SA	49,111
3,018	JM AB	59,709
401	Linamar Corporation	22,471
12,036	Magna International, Inc.	710,124
10,464	Mediaset Espana Comunicacion SAj	100,142
6,673	Netflix, Inc.[i]	2,085,046
178	Nexity SA	11,130
2,289	Next plc	165,350
2,900	NHK Spring Company, Ltd.	32,047
25,345	NIKE, Inc.	1,733,345
101,400	Nissan Motor Company, Ltd.	1,066,776
9,380	Nutrisystem, Inc.	272,020
24,422	Peugeot SA	601,356
1,400	Plenus Company, Ltd.[j]	24,131
3,534	ProSiebenSat.1 Media AG	128,206
4,100	Sangetsu Company, Ltd.	84,614
10,800	Sankyo Company, Ltd.	378,617
2,400	SHIMAMURA Company, Ltd.	279,296
7,845	Six Flags Entertainment Corporation	496,118
8,500	Sumitomo Rubber Industries, Ltd.	151,790
700	Takara Standard Company, Ltd.	11,896
12,320	Toll Brothers, Inc.	519,411
16,000	Toyoda Gosei Company, Ltd.	403,984
13,100	TV Asahi Holdings Corporation	307,216
9,904	Walt Disney Company	993,668
20,200	Wendy’s Company	338,148
700	Whirlpool Corporation	108,465
3,092	Wolters Kluwer NV	167,307
600	Yokohama Rubber Company, Ltd.	14,128

	Total	26,990,050

Consumer Staples (2.0%)
16,042	Altria Group, Inc.	900,117
4,200	Arcs Company, Ltd.	115,054
4,275	Bunge, Ltd.	308,783
44,138	Cott Corporation	631,174
8,455	Empire Company, Ltd.	163,509
3,138	ForFarmers BV	44,022
914	Henkel AG & Company KGaA	108,806
20,800	Japan Tobacco, Inc.	559,129
3,800	Lawson, Inc.	251,032
700	Ministop Company, Ltd.	14,523
10,155	Philip Morris International, Inc.	832,710
1,600	Seven & I Holdings Company, Ltd.	70,497
28,621	Unilever NV	1,640,799
25,224	Unilever plc	1,414,875

	Total	7,055,030

Energy (2.7%)
2,225	Andeavor	307,762
164,187	BP plc	1,219,583
3,229	Contura Energy, Inc.	216,181
504	Gaztransport Et Technigaz SA	31,246
45,015	Halliburton Company	2,385,345
9,299	OMV AG	575,934
12,418	Parsley Energy, Inc.[i]	372,912
13,474	Pioneer Natural Resources Company	2,715,685
3,367	Royal Dutch Shell plc, Class A	117,143
20,276	Royal Dutch Shell plc, Class B	723,835
561	TGS Nopec Geophysical Company ASA	17,690
9,298	Total SA	584,395
26,901	WPX Energy, Inc.[i]	459,738

	Total	9,727,449

Financials (5.8%)
1,839	Affiliated Managers Group, Inc.	303,178
3,475	Anima Holding SPA[k]	24,933
700	Aozora Bank, Ltd.	28,239
53,239	Apollo Investment Corporation	285,893
24,361	Ares Capital Corporation	390,750
12,200	Assured Guaranty, Ltd.	442,738
2,177	ASX, Ltd.	95,707
19,682	Australia & New Zealand Banking Group, Ltd.	395,650
43,749	Banco BPM SPA[i]	158,693
101,141	Banco de Sabadell SA	197,921
8,464	Bank of America Corporation	253,243
8,950	Bankinter SA	93,538
13,379	Barclays plc	38,145
1,099	BNP Paribas SA	84,842
7,021	CaixaBank SA	34,142
23,200	CI Financial Corporation	488,231
22,274	Citigroup, Inc.	1,520,646
16,792	CNP Assurances[i]	430,105
3,198	Danske Bank AS	111,297
67,981	Direct Line Insurance Group plc	349,308
18,125	DnB ASA	338,962
41,594	E*TRADE Financial Corporation[i]	2,523,924
4,217	Euronext NVk	302,292
14,150	Finecobank Banca Fineco SPA	168,495
57,827	FlexiGroup, Ltd.	89,413
1,987	FNF Group	73,181
6,292	Genworth MI Canada, Inc.[j]	203,371
3,710	Goldman Sachs Group, Inc.	884,204
4,235	Hannover Rueckversicherung SE	594,786
1,216	Hargreaves Lansdown plc	29,812
143,362	HSBC Holdings plc	1,427,319
7,716	IBERIABANK Corporation	578,314
3,649	Interactive Brokers Group, Inc.	270,756
4,928	Jupiter Fund Management plc	30,818
27,817	KeyCorp	554,115
2,330	Macquarie Group, Ltd.	189,751
358	Markel Corporation[i]	404,554
234,314	Medibank Private, Ltd.	514,964
144,500	Mizuho Financial Group, Inc.	261,435
7,279	National Bank of Canada	345,709
44,278	Old Mutual plc	152,542
3,042	Pargesa Holding SA	284,700
4,128	Plus500, Ltd.	80,216
3,025	Power Corporation of Canada	71,882
30,828	Santander Consumer USA Holdings Inc.	568,777
3,807	Schroders plc	172,232
2,300	Senshu Ikeda Holdings, Inc.	9,070
1,600	Sony Financial Holdings, Inc.	29,190
16,046	State Street Corporation	1,601,070
39,204	Synchrony Financial	1,300,397
17,900	United Community Banks, Inc.	571,547
894	Wells Fargo & Company	46,452
11,088	Zions Bancorporation	607,068

	Total	21,008,517

The accompanying Notes to Financial Statements are an integral part of this schedule.

13

BALANCED INCOME PLUS FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Shares	Common Stock (48.0%)	Value
Health Care (4.9%)
13,180	Acadia Healthcare Company, Inc.[i]	$468,944
2,489	Anthem, Inc.	587,379
47,600	Astellas Pharmaceutical, Inc.	696,209
23,700	BioMarin Pharmaceutical, Inc.[i]	1,979,187
20,227	Celgene Corporation[i]	1,761,772
957	Danaher Corporation	96,006
34,910	GlaxoSmithKline plc ADR	1,400,240
31,120	Hologic, Inc.[i]	1,207,145
3,300	Jazz Pharmaceuticals, Inc.[i]	501,732
3,200	KYORIN Holdings, Inc.	62,575
336	LNA Sante	21,649
18,532	Medtronic plc	1,484,969
15,028	Novartis AG	1,156,770
31,865	Novo Nordisk AS	1,498,546
628	Roche Holding AG	139,534
2,680	Teleflex, Inc.	717,918
2,187	Teva Pharmaceutical Industries, Ltd. ADR	39,322
13,001	UnitedHealth Group, Inc.	3,073,436
3,058	Waters Corporation[i]	576,158

	Total	17,469,491

Industrials (5.7%)
8,057	Adecco SA	533,576
2,100	Asahi Glass Company, Ltd.	87,153
29,231	Atlas Copco AB, Class A	1,143,117
18,682	Atlas Copco AB, Class B	662,155
1,600	Boeing Company	533,696
8,156	Brink’s Company	601,913
14,648	Caterpillar, Inc.	2,114,585
200	Central Glass Company, Ltd.	4,739
31,502	CSX Corporation	1,870,904
2,500	Dai Nippon Printing Company, Ltd.	53,831
5,290	Dycom Industries, Inc.[i]	549,419
2,503	Ferguson plc	191,599
29,111	GWA Group, Ltd.	84,048
14,842	Honeywell International, Inc.	2,147,341
3,500	Inaba Denki Sangyo Company, Ltd.	150,117
7,540	Kirby Corporation[i]	643,162
1,587	Loomis AB	57,794
7,066	Masonite International Corporation[i]	428,906
3,957	Middleby Corporation[i]	497,949
6,000	Mitsuboshi Belting, Ltd.	68,438
8,932	Monadelphous Group, Ltd.	108,030
11,312	National Express Group plc	61,044
9,400	Nitto Kogyo Corporation	161,364
2,816	Nobina ABk	18,480
5,914	Norfolk Southern Corporation	848,482
3,448	Northgate plc	17,620
6,460	Oshkosh Corporation	466,154
26,701	PageGroup plc	197,071
34,020	RELX NV	723,847
20,884	RELX plc	446,357
1,125	Rockwool International AS	339,173
73,878	Royal Mail plc	589,178
5,680	Sandvik ABj	96,846
2,572	Schindler Holding AG, Participation Certificate	531,084
3,219	Schneider Electric SEi	291,784
34	SGS SA	82,574
4,000	ShinMaywa Industries, Ltd.	44,830
24,827	SKF AB	502,618
7,048	Smiths Group plc	154,432
642	Societa Iniziative Autostradali e Servizi SPA	13,599
1,494	Spirax-Sarco Engineering plc	118,430
32,100	Sumitomo Electric Industries, Ltd.	491,421
1,300	Taikisha, Ltd.	45,335
3,700	Toppan Forms Company, Ltd.	41,330
32,000	Toppan Printing Company, Ltd.	267,590
9,272	Transcontinental, Inc.	195,268
14,000	Tsubakimoto Chain Company	121,315
6,382	Vinci SAj	638,095
3,466	WABCO Holdings, Inc.[i]	447,079
1,600	Yuasa Trading Company, Ltd.	51,141

	Total	20,536,013

Information Technology (8.7%)
6,300	Akamai Technologies, Inc.[i]	451,395
1,630	Alphabet, Inc., Class Ai	1,660,285
1,449	Alphabet, Inc., Class Ci	1,474,111
1,946	Amadeus IT Holding SA	141,980
16,656	Apple, Inc.	2,752,570
6,700	Autodesk, Inc.[i]	843,530
6,285	Belden, Inc.	387,156
9,500	Blackline, Inc.[i]	393,300
5,000	Canon, Inc.	171,996
6,802	Capgemini SA	935,722
2,982	Carsales.com, Ltd.	32,007
3,296	CGI Group, Inc.[i]	190,991
21,680	Ciena Corporation[i]	558,260
79,080	Cisco Systems, Inc.	3,502,453
8,190	Dolby Laboratories, Inc.	489,926
4,166	F5 Networks, Inc.[i]	679,433
12,020	Facebook, Inc.[i]	2,067,440
16,342	Juniper Networks, Inc.	401,850
50,700	Konica Minolta Holdings, Inc.	435,199
1,090	Kulicke and Soffa Industries, Inc.[i]	24,950
5,600	Kyocera Corporation	357,802
547	Lam Research Corporation	101,228
6,500	MasterCard, Inc.	1,158,755
25,210	Microsoft Corporation	2,357,639
5,200	NEC Networks & System Integration Corporation	136,055
6,166	New Relic, Inc.[i]	430,942
1,303	NVIDIA Corporation	293,045
1,733	NXP Semiconductors NVi	181,792
28,620	PayPal Holdings, Inc.[i]	2,135,338
1,178	Red Hat, Inc.[i]	192,085
1,800	Ryoyo Electro Corporation	29,803
6,710	Salesforce.com, Inc.[i]	811,843
3,454	Seagate Technology plc	199,952
27,300	Shinko Electric Industries Company, Ltd.	212,388
2,945	TE Connectivity, Ltd.	270,204
17,230	Twitter, Inc.[i]	522,241
21,900	Visa, Inc.	2,778,672
23,983	Xilinx, Inc.	1,540,668

	Total	31,305,006

Materials (2.8%)
1,350	Ashland Global Holdings, Inc.	89,343
16,727	BASF SE	1,740,333
37,528	BHP Billiton plc	800,193
44,806	BHP Billiton, Ltd.	1,045,287
2,530	Canfor Corporation[i]	58,110
4,516	Crown Holdings, Inc.[i]	225,077
21,100	Daicel Corporation	243,457
1,288	Eagle Materials, Inc.	127,461
13,246	Evonik Industries AG	470,632
2,239	FMC Corporation	178,515

The accompanying Notes to Financial Statements are an integral part of this schedule.

14

BALANCED INCOME PLUS FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Shares	Common Stock (48.0%)	Value
Materials (2.8%) - continued
9,518	Granges AB	$133,144
1,638	Hudbay Minerals, Inc.	11,444
3,900	JSR Corporation	73,469
8,000	Kaneka Corporation	79,050
18,900	Kuraray Company, Ltd.	314,764
10,700	Kyoei Steel, Ltd.[j]	222,810
11,084	Lundin Mining Corporation	73,378
7,195	Methanex Corporation	434,578
14,604	Mondi plc	406,535
4,411	Navigator Company SA	25,737
3,051	Neenah, Inc.	237,978
3,200	Nippon Kayaku Company, Ltd.	40,041
100	Nippon Shokubai Company, Ltd.	6,795
2,860	Packaging Corporation of America	330,873
685	Rio Tinto plc	37,337
1,733	Rio Tinto, Ltd.	103,138
18,220	Sandfire Resources NL	107,832
500	Sanyo Special Steel Company, Ltd.	12,722
3,460	Sensient Technologies Corporation	230,609
3,894	Solvay SA	541,539
1,300	Taiyo Holdings Company, Ltd.	55,243
5,900	Toagosei Company, Ltd.	69,627
26,327	UPM-Kymmene Oyj	939,389
5,074	Valvoline, Inc.	102,901
16,785	Verso Corporation[i]	303,137
1,700	Yamato Kogyo Company, Ltd.	50,114

	Total	9,922,592

Real Estate (5.7%)
1,700	Acadia Realty Trust	40,120
796	Agree Realty Corporation	38,908
1,400	Alexander & Baldwin, Inc.	32,060
6,152	Alexandria Real Estate Equities, Inc.	766,355
800	American Assets Trust, Inc.	26,856
2,700	American Campus Communities, Inc.	105,597
8,600	American Tower Corporation	1,172,696
3,100	Apartment Investment & Management Company	125,860
800	Armada Hoffler Properties, Inc.	10,856
2,499	Artis Real Estate Investment Trust	26,061
2,700	AvalonBay Communities, Inc.	440,100
4,302	Boston Properties, Inc.	522,306
7,657	Camden Property Trust	653,908
1,400	CareTrust REIT, Inc.	18,494
3,300	CBL & Associates Properties, Inc.	13,794
1,500	Cedar Realty Trust, Inc.	5,835
800	Chatham Lodging Trust	15,240
1,125	Chesapeake Lodging Trust	33,232
300	Community Healthcare Trust, Inc.	7,650
2,200	CoreCivic, Inc.	44,352
600	CoreSite Realty Corporation	62,460
1,950	Corporate Office Properties Trust	53,644
8,153	Cousins Properties, Inc.	72,480
11,540	Crown Castle International Corporation	1,164,040
1,900	CyrusOne, Inc.	101,821
1,900	DCT Industrial Trust, Inc.	124,583
18,166	DEXUS Property Group	129,188
3,857	DiamondRock Hospitality Company	42,620
4,103	Digital Realty Trust, Inc.	433,646
3,100	Douglas Emmett, Inc.	115,537
26,563	Duke Realty Corporation	719,857
800	Easterly Government Properties, Inc.	16,488
654	EastGroup Properties, Inc.	58,716
1,400	Education Realty Trust, Inc.	46,074
1,319	EPR Properties	72,571
2,109	Equinix, Inc.	887,446
9,770	Equity Residential	602,907
1,295	Essex Property Trust, Inc.	310,399
2,500	Extra Space Storage, Inc.	223,975
1,450	Federal Realty Investment Trust	167,982
2,400	First Industrial Realty Trust, Inc.	74,664
1,100	Four Corners Property Trust, Inc.	24,926
36,544	General Growth Properties, Inc.	730,515
2,500	GEO Group, Inc.	56,250
600	Getty Realty Corporation	15,030
1,400	Global Net Lease, Inc.	26,054
1,900	Government Properties Income Trust	23,731
32,000	Hang Lung Properties, Ltd.	75,730
9,250	HCP, Inc.	216,080
2,500	Healthcare Realty Trust, Inc.	69,575
700	Hersha Hospitality Trust	13,146
2,100	Highwoods Properties, Inc.	92,442
3,300	Hospitality Properties Trust	82,104
28,621	Host Hotels & Resorts, Inc.	559,827
54,000	Hysan Development Company, Ltd.	314,289
1,600	Independence Realty Trust, Inc.	15,040
5,550	Iron Mountain, Inc.	188,367
1,875	JBG SMITH Properties	69,131
2,000	Kilroy Realty Corporation	143,340
8,273	Kimco Realty Corporation	120,041
1,600	Kite Realty Group Trust	23,552
1,636	Lamar Advertising Company	104,230
2,200	LaSalle Hotel Properties	65,054
4,200	Lexington Realty Trust	33,768
2,900	Liberty Property Trust	121,278
907	Life Storage, Inc.	80,215
700	LTC Properties, Inc.	25,305
2,150	Macerich Company	123,883
1,750	Mack-Cali Realty Corporation	30,048
7,100	Medical Properties Trust, Inc.	90,738
2,299	Mid-America Apartment Communities, Inc.	210,267
3,000	National Retail Properties, Inc.	114,120
1,027	National Storage Affiliates Trust	27,031
3,800	Omega Healthcare Investors, Inc.	98,724
1,300	Pennsylvania REIT	12,584
1,122	PotlatchDeltic Corporation	58,176
14,323	Prologis, Inc.	929,706
300	PS Business Parks, Inc.	34,584
3,900	Public Storage, Inc.	786,942
1,800	Quality Care Properties, Inc.[i]	39,546
1,500	Ramco-Gershenson Properties Trust	17,925
2,500	Rayonier, Inc. REIT	92,975
5,443	Realty Income Corporation	274,926
2,975	Regency Centers Corporation	175,079
2,100	Retail Opportunity Investments Corporation	36,120
17,000	Road King Infrastructure, Ltd.	32,231
3,427	Sabra Health Care REIT, Inc.	62,748
200	Saul Centers, Inc.	9,570
2,300	SBA Communications Corporation[i]	368,529
4,607	Senior Housing Property Trust	71,731
8,263	Simon Property Group, Inc.	1,291,837
1,800	SL Green Realty Corporation	175,932
2,125	Summit Hotel Properties, Inc.	30,770
13,000	Sun Hung Kai Properties, Ltd.	209,358
5,500	Swire Pacific, Ltd.	54,347
1,847	Tanger Factory Outlet Centers, Inc.	40,542
1,150	Taubman Centers, Inc.	64,377
5,200	UDR, Inc.	187,980
3,200	Uniti Group, Inc.	57,664

The accompanying Notes to Financial Statements are an integral part of this schedule.

15

BALANCED INCOME PLUS FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Shares	Common Stock (48.0%)	Value
Real Estate (5.7%) - continued
200	Universal Health Realty Income Trust	$11,986
2,000	Urban Edge Properties	41,140
600	Urstadt Biddle Properties, Inc.	11,922
7,100	Ventas, Inc.	365,082
4,980	Vornado Realty Trust	338,789
3,600	Washington Prime Group, Inc.	23,292
2,300	Weingarten Realty Investors	63,181
7,304	Welltower, Inc.	390,326
14,800	Weyerhaeuser Company	544,344
700	Whitestone REIT	7,595
40,200	Wing Tai Holdings, Ltd.	61,593

	Total	20,540,638

Telecommunications Services (1.0%)
5,354	Freenet AG	169,957
114,933	KCOM Group plc	158,229
2,600	KDDI Corporation	69,793
7,100	Nippon Telegraph & Telephone Corporation	336,932
54,700	NTT DOCOMO, Inc.	1,413,120
37,384	Telenor ASA	827,454
15,867	Zayo Group Holdings, Inc.[i]	575,972

	Total	3,551,457

Utilities (1.2%)
825	Alpha Natural Resources Holdings, Inc.[i]	21,038
3,104	ANR, Inc.[i]	78,624
5,100	Enagas SA	148,236
12,899	MDU Resources Group, Inc.	363,365
28,100	Osaka Gas Company, Ltd.	605,105
41,400	PG&E Corporation	1,908,540
9,853	PNM Resources, Inc.	390,671
20,500	Tokyo Gas Company, Ltd.	550,124
1,040	Verbund AG	32,208
18,389	Vistra Energy Corporation[i]	420,189

	Total	4,518,100

	Total Common Stock (cost $147,948,108)	172,624,343

Principal Amount	Long-Term Fixed Income (24.0%)	Value
Asset-Backed Securities (2.3%)
	Apidos CLO XVIII
200,000	5.612%, (LIBOR 3M + 3.250%), 7/22/2026, Ser. 2014-18A, Class CR*,b	200,237
	Asset Backed Securities Corporation Home Equity Loan Trust
208,500	2.037%, (LIBOR 1M + 0.140%), 7/25/2036, Ser. 2006-HE5, Class A4[b]	204,102
	Bellemeade Re, Ltd.
350,000	3.477%, (LIBOR 1M + 1.600%), 4/25/2028, Ser. 2018-1A, Class M1Bb,k	351,054
	BlueMountain CLO, Ltd.
425,000	5.548%, (LIBOR 3M + 3.200%), 10/15/2026, Ser. 2014-3A, Class CR*,b	425,476
	CLUB Credit Trust
250,000	3.170%, 4/17/2023, Ser. 2017-NP1, Class B*	249,909
	College Ave Student Loans, LLC
259,413	3.547%, (LIBOR 1M + 1.650%), 11/26/2046, Ser. 2017-A, Class A1*,b	265,010
	Earnest Student Loan Program, LLC
181,087	2.680%, 7/25/2035, Ser. 2016-C, Class A2[k]	177,004
	Foundation Finance Trust
321,683	3.300%, 7/15/2033, Ser. 2017-A, Class A3*	316,628
	GMAC Mortgage Corporation Loan Trust
64,104	2.397%, (LIBOR 1M + 0.500%), 8/25/2035, Ser. 2005-HE1, Class A2[b,l]	67,837
104,025	2.077%, (LIBOR 1M + 0.180%), 12/25/2036, Ser. 2006-HE4, Class A1[b,l]	101,034
	J.P. Morgan Mortgage Acquisition Trust
160,350	4.382%, 3/25/2047, Ser. 2007-HE1, Class AF4[m]	116,395
	Lehman XS Trust
143,612	5.440%, 8/25/2035, Ser. 2005-2, Class 2A3Bm	131,927
	Lendmark Funding Trust
300,000	2.830%, 12/22/2025, Ser. 2017-1A, Class Ak	297,711
	Madison Park Funding XIV, Ltd.
425,000	5.609%, (LIBOR 3M + 3.250%), 7/20/2026, Ser. 2014-14A, Class DR*,b	425,456
	Mariner Finance Issuance Trust
400,000	3.620%, 2/20/2029, Ser. 2017-AA, Class A*	400,657
	Merrill Lynch Mortgage Investors Trust
273,422	3.205%, 6/25/2035, Ser. 2005-A5, Class M1[b]	261,138
	NRZ Advance Receivables Trust Advance Receivables Backed
225,000	2.751%, 6/15/2049, Ser. 2016-T1, Class AT1*	222,116
	Oak Hill Advisors Residential Loan Trust
319,726	3.000%, 6/25/2057, Ser. 2017-NPL1, Class A1*,m	315,456
	Octagon Investment Partners XX, Ltd.
300,000	5.361%, (LIBOR 3M + 3.550%), 8/12/2026, Ser. 2014-1A, Class DR*,b	300,093
	Pretium Mortgage Credit Partners, LLC
136,597	3.250%, 3/28/2057, Ser. 2017-NPL2, Class A1[k,m]	135,620
	Renaissance Home Equity Loan Trust
299,234	5.608%, 5/25/2036, Ser. 2006-1, Class AF3[m]	211,715
461,874	5.285%, 1/25/2037, Ser. 2006-4, Class AF2[m]	252,824
	Spirit Master Funding, LLC
597,262	4.360%, 12/20/2047, Ser. 2017-1A, Class A*	597,569

The accompanying Notes to Financial Statements are an integral part of this schedule.

16

BALANCED INCOME PLUS FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (24.0%)	Value
Asset-Backed Securities (2.3%) - continued
	Structured Asset Mortgage Investments II Trust
$280,581	2.596%, (LIBOR 1M + 0.700%), 2/19/2035, Ser. 2004-AR6, Class A1Ab	$277,956
	Upstart Securitization Trust
258,437	2.508%, 3/20/2025, Ser. 2107-INV1, Class Ak	257,595
	Vantage Data Centers Issuer, LLC
499,167	4.072%, 2/16/2043, Ser. 2018-1A, Class A2[k]	498,416
	Vericrest Opportunity Loan Transferee
115,009	3.375%, 4/25/2047, Ser. 2017-NPL4, Class A1[k,m]	114,652
178,531	3.250%, 6/25/2047, Ser. 2017-NPL7, Class A1[k,m]	177,511
400,000	3.750%, 4/25/2048, Ser. 2018-NPL1, Class A1[c,k,m]	400,250
	Voya CLO 4, Ltd.
350,000	5.348%, (LIBOR 3M + 3.000%), 10/14/2026, Ser. 2014-4A, Class CR*,b	350,237
	Wachovia Asset Securitization, Inc.
264,555	2.037%, (LIBOR 1M + 0.140%), 7/25/2037, Ser. 2007-HE1, Class A*,b,l	247,811

	Total	8,351,396

Basic Materials (0.6%)
	Alcoa Nederland Holding BV
80,000	6.750%, 9/30/2024[k]	85,801
	Anglo American Capital plc
76,000	4.125%, 9/27/2022[k]	76,184
	ArcelorMittal SA
260,000	5.750%, 3/1/2021	272,350
	CF Industries, Inc.
190,000	3.450%, 6/1/2023	180,500
	Dow Chemical Company
66,000	8.550%, 5/15/2019	69,888
	E.I. du Pont de Nemours and Company
76,000	2.200%, 5/1/2020	74,915
	First Quantum Minerals, Ltd.
310,000	7.000%, 2/15/2021[k]	311,744
	FMG Resources Property, Ltd.
175,000	5.125%, 5/15/2024[k]	172,812
	Kinross Gold Corporation
38,000	5.125%, 9/1/2021	38,914
	LyondellBasell Industries NV
62,000	5.000%, 4/15/2019	62,895
	Packaging Corporation of America
55,000	2.450%, 12/15/2020	53,889
	Peabody Securities Finance Corporation
170,000	6.375%, 3/31/2025[k]	177,225
	Platform Specialty Products Corporation
120,000	5.875%, 12/1/2025[k]	117,000
	Sherwin-Williams Company
75,000	2.250%, 5/15/2020	73,702
	Syngenta Finance NV
64,000	3.933%, 4/23/2021[k]	63,932
	Trinseo Materials Operating SCA
180,000	5.375%, 9/1/2025[k]	177,300
	United States Steel Corporation
200,000	6.250%, 3/15/2026	198,500
	Xstrata Finance Canada, Ltd.
57,000	4.950%, 11/15/2021[k]	59,041

	Total	2,266,592

Capital Goods (0.9%)
	AECOM
235,000	5.875%, 10/15/2024	244,717
	Ashtead Capital, Inc.
150,000	4.125%, 8/15/2025[k]	142,500
	Bombardier, Inc.
210,000	7.500%, 3/15/2025[k]	218,400
	Building Materials Corporation of America
285,000	6.000%, 10/15/2025[k]	295,687
	Caterpillar Financial Services Corporation
55,000	1.850%, 9/4/2020	53,611
	Cemex SAB de CV
310,000	5.700%, 1/11/2025[k]	313,565
	Cintas Corporation No. 2
57,000	2.900%, 4/1/2022	55,897
	CNH Industrial Capital, LLC
310,000	4.375%, 11/6/2020[j]	316,200
56,000	4.875%, 4/1/2021	57,857
	Crown Americas Capital Corporation IV
260,000	4.500%, 1/15/2023	255,775
	General Electric Company
259,000	5.000%, 1/21/2021[b,n]	256,410
	L3 Technologies, Inc.
65,000	4.950%, 2/15/2021	67,399
	Lockheed Martin Corporation
60,000	2.500%, 11/23/2020	59,289
	Owens-Brockway Glass Container, Inc.
200,000	5.000%, 1/15/2022[k]	203,000
	Rockwell Collins, Inc.
57,000	1.950%, 7/15/2019	56,263
37,000	2.800%, 3/15/2022	35,919
	Roper Industries, Inc.
60,000	2.050%, 10/1/2018	59,866
	Textron Financial Corporation
140,000	3.574%, (LIBOR 3M + 1.735%), 2/15/2042[b,k]	129,150
	United Rentals North America, Inc.
300,000	5.500%, 7/15/2025	306,750

	Total	3,128,255

Collateralized Mortgage Obligations (3.5%)
	AJAX Mortgage Loan Trust
238,078	3.470%, 4/25/2057, Ser. 2017-A, Class A*,m	236,185

The accompanying Notes to Financial Statements are an integral part of this schedule.

17

BALANCED INCOME PLUS FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (24.0%)	Value
Collateralized Mortgage Obligations (3.5%) - continued
	Alternative Loan Trust 2007-6
$198,643	5.750%, 4/25/2047, Ser. 2007-6, Class A4	$173,318
	Angel Oak Mortgage Trust
22,004	4.500%, 11/25/2045, Ser. 2015-1, Class A*,m	22,032
	Banc of America Alternative Loan Trust
310,684	6.000%, 11/25/2035, Ser. 2005-10, Class 3CB1	279,113
	Banc of America Mortgage Securities, Inc.
85,539	3.575%, 9/25/2035, Ser. 2005-H, Class 2A1[b]	83,164
	Bear Stearns ALT-A Trust
120,125	3.843%, 10/25/2033, Ser. 2003-3, Class 5Ab	120,659
	CIM Trust
380,000	5.000%, 9/25/2057, Ser. 2018-R3, Class A1*,b	394,328
	COLT Mortgage Loan Trust
82,801	2.750%, 9/25/2046, Ser. 2016-2, Class A1*,b	82,499
	Countrywide Alternative Loan Trust
375,013	5.750%, 5/25/2036, Ser. 2006-6CB, Class 2A16	275,444
347,661	6.500%, 8/25/2036, Ser. 2006-23CB, Class 2A3	227,589
	Countrywide Asset-Backed Certificates
211,134	2.397%, (LIBOR 1M + 0.500%), 7/25/2034, Ser. 2004-2, Class 3A4[b]	197,718
	Countrywide Home Loan Mortgage Pass Through Trust
201,069	3.461%, 11/25/2035, Ser. 2005-22, Class 2A1[b]	179,841
255,733	3.480%, 12/20/2035, Ser. 2005-HYB8, Class 3A1[b]	243,518
	Credit Suisse First Boston Mortgage Securities Corporation
169,808	5.250%, 10/25/2035, Ser. 2005-9, Class 1A3	167,667
	Deutsche Alt-A Securities, Inc., Mortgage Loan Trust
357,856	5.500%, 11/25/2035, Ser. 2005-5, Class 1A4[b]	368,923
280,354	2.148%, (12 MTA + 0.770%), 4/25/2047, Ser. 2007-OA2, Class A1[b]	257,814
	GCAT, LLC
83,715	3.375%, 3/25/2047, Ser. 2017-1, Class A1*,m	83,066
	GMAC Mortgage Corporation Loan Trust
203,210	3.857%, 5/25/2035, Ser. 2005-AR2, Class 4Ab	193,517
	HarborView Mortgage Loan Trust
109,696	3.667%, 7/19/2035, Ser. 2005-4, Class 3A1[b]	96,461
104,792	3.934%, 12/19/2035, Ser. 2005-14, Class 3A1Ab	103,758
	Impac Secured Assets Trust
402,506	2.137%, (LIBOR 1M + 0.240%), 9/25/2037, Ser. 2014-GC18, Class A3[b]	332,798
	IndyMac INDA Mortgage Loan Trust
182,120	3.437%, 8/25/2036, Ser. 2006-AR1, Class A1[b]	180,048
	IndyMac INDX Mortgage Loan Trust
305,684	2.107%, (LIBOR 1M + 0.210%), 4/25/2046, Ser. 2006-AR2, Class 1A1Bb	284,639
	J.P. Morgan Alternative Loan Trust
186,038	3.584%, 3/25/2036, Ser. 2006-A1, Class 2A1[b]	167,607
452,292	6.500%, 3/25/2036, Ser. 2006-S1, Class 1A19	402,165
	J.P. Morgan Mortgage Trust
235,210	3.564%, 8/25/2035, Ser. 2005-A5, Class 1A2[b]	234,301
303,514	3.619%, 1/25/2037, Ser. 2006-A7, Class 2A2[b]	306,523
	Lehman Mortgage Trust
34,301	6.000%, 1/25/2036, Ser. 2005-3, Class 2A7	33,581
	Master Asset Securitization Trust
395,326	2.397%, (LIBOR 1M + 0.500%), 6/25/2036, Ser. 2006-2, Class 2A2[b]	195,622
	Mill City Mortgage Loan Trust
274,760	2.750%, 11/25/2058, Ser. 2017-1, Class A1[b,k]	270,990
	MortgageIT Trust
338,503	2.157%, (LIBOR 1M + 0.260%), 12/25/2035, Ser. 2005-5, Class A1[b]	336,370
515,081	2.097%, (LIBOR 1M + 0.200%), 4/25/2036, Ser. 2006-1, Class 1A2[b]	457,459
	New York Mortgage Trust
148,800	3.825%, 5/25/2036, Ser. 2006-1, Class 2A3[b]	144,471
	Popular ABS Mortgage Pass-Through Trust
239,915	4.144%, 11/25/2035, Ser. 2005-5, Class AF4[m]	239,697
	Preston Ridge Partners Mortgage Trust, LLC
146,206	4.250%, 1/25/2022, Ser. 2017-1A, Class A1*,m	146,105
216,149	3.470%, 9/25/2022, Ser. 2017-2A, Class A1*,m	214,876
	RCO 2017-INV1 Trust
350,079	3.197%, 11/25/2052, Ser. 2014-3A, Class A1R*,b	352,597
	Residential Accredit Loans, Inc. Trust
217,835	2.647%, (LIBOR 1M + 0.750%), 6/25/2035, Ser. 2005-QS7, Class A3[b]	181,552
236,822	5.750%, 9/25/2035, Ser. 2005-QS13, Class 2A3	230,167

The accompanying Notes to Financial Statements are an integral part of this schedule.

18

BALANCED INCOME PLUS FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (24.0%)	Value
Collateralized Mortgage Obligations (3.5%) - continued
$296,777	2.447%, (LIBOR 1M + 0.550%), 1/25/2037, Ser. 2007-3, Class A1Bb	$236,035
159,211	6.000%, 1/25/2037, Ser. 2007-QS1, Class 1A1	148,518
	Residential Funding Mortgage Security I Trust
392,178	6.000%, 7/25/2037, Ser. 2007-S7, Class A20	372,180
	Structured Adjustable Rate Mortgage Loan Trust
198,693	3.525%, 1/25/2035, Ser. 2004-19, Class 2A2[b]	190,006
158,233	3.582%, 7/25/2035, Ser. 2005-15, Class 4A1[b]	146,038
258,419	3.732%, 9/25/2035, Ser. 2005-18, Class 1A1[b]	209,488
	Structured Asset Mortgage Investments, Inc.
646,220	2.207%, (LIBOR 1M + 0.310%), 12/25/2035, Ser. 2005-AR4, Class A1[b]	587,896
	Sunset Mortgage Loan Company, LLC
34,785	4.459%, 9/18/2045, Ser. 2015-NPL1, Class A*,m	34,848
38,518	3.844%, 7/16/2047, Ser. 2016-NPL1, Class A*,m	38,554
	WaMu Mortgage Pass Through Certificates
123,855	2.831%, 1/25/2037, Ser. 2006-AR18, Class 1A1[b]	116,569
324,144	2.258%, (12 MTA + 0.880%), 10/25/2046, Ser. 2006-AR13, Class 1Ab	290,502
159,030	2.108%, (12 MTA + 0.730%), 1/25/2047, Ser. 2006-AR19, Class 1A1Ab	158,467
206,799	2.118%, (12 MTA + 0.740%), 1/25/2047, Ser. 2006-AR19, Class 1Ab	190,242
	Washington Mutual Mortgage Pass Through Certificates Trust
270,241	2.128%, (12 MTA + 0.750%), 2/25/2047, Ser. 2007-OA3, Class 2Ab	227,091
	Wells Fargo Commercial Mortgage Trust
400,000	3.290%, 5/15/2048, Ser. 2015-C28, Class A3	391,622
	Wells Fargo Mortgage Backed Securities Trust
148,669	3.765%, 3/25/2036, Ser. 2006-AR2, Class 2A1[b]	150,716
260,831	3.692%, 7/25/2036, Ser. 2006-AR10, Class 2A1[b]	259,341
135,507	3.628%, 10/25/2036, Ser. 2006-AR14, Class 2A3[b]	128,363
159,916	6.000%, 7/25/2037, Ser. 2007-8, Class 1A16	159,464
117,381	6.000%, 7/25/2037, Ser. 2007-10, Class 1A1	117,367

	Total	12,651,489

Communications Services (1.4%)
	Altice US Finance I Corporation
200,000	5.500%, 5/15/2026[k]	193,875
	AMC Networks, Inc.
305,000	5.000%, 4/1/2024	298,137
	America Movil SAB de CV
56,000	5.000%, 10/16/2019	57,557
	American Tower Corporation
60,000	2.800%, 6/1/2020	59,497
	AT&T, Inc.
66,000	5.875%, 10/1/2019	68,713
38,000	5.200%, 3/15/2020	39,401
125,000	3.400%, 8/14/2024	126,250
	British Sky Broadcasting Group plc
94,000	2.625%, 9/16/2019[k]	93,473
	CCOH Safari, LLC
310,000	5.750%, 2/15/2026[k]	307,675
	CenturyLink, Inc.
200,000	6.450%, 6/15/2021	204,375
	Charter Communications Operating, LLC
118,000	3.579%, 7/23/2020	118,295
29,000	4.464%, 7/23/2022	29,559
	Clear Channel Worldwide Holdings, Inc.
265,000	6.500%, 11/15/2022	271,294
	Comcast Corporation
76,000	1.625%, 1/15/2022	71,612
	Crown Castle International Corporation
25,000	3.400%, 2/15/2021	25,016
39,000	3.150%, 7/15/2023	37,538
	CSC Holdings, LLC
20,000	5.500%, 4/15/2027[k]	19,196
	Digicel, Ltd.
287,750	6.000%, 4/15/2021*	273,722
	Discovery Communications, LLC
37,000	2.200%, 9/20/2019	36,560
75,000	2.950%, 3/20/2023	71,969
	DISH Network Corporation, Convertible
403,000	3.375%, 8/15/2026	365,731
	IAC FinanceCo, Inc., Convertible
150,000	0.875%, 10/1/2022[k]	183,678
	Level 3 Financing, Inc.
190,000	5.250%, 3/15/2026	183,768
	Liberty Interactive, LLC, Convertible
241,000	1.750%, 9/30/2046[k]	252,086
	Liberty Media Corporation, Convertible
357,000	1.000%, 1/30/2023	370,770
	Meredith Corporation
55,000	6.875%, 2/1/2026[k]	55,687
	Moody’s Corporation
38,000	2.750%, 12/15/2021	37,136
	Neptune Finco Corporation
95,000	10.875%, 10/15/2025[k]	111,388
	SFR Group SA
290,000	6.000%, 5/15/2022[k]	286,723
	Sprint Corporation
295,000	7.625%, 2/15/2025[j]	310,488

The accompanying Notes to Financial Statements are an integral part of this schedule.

19

BALANCED INCOME PLUS FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (24.0%)	Value
Communications Services (1.4%) - continued
	Time Warner, Inc.
$37,000	4.875%, 3/15/2020	$38,215
	Verizon Communications, Inc.
91,000	2.946%, 3/15/2022	89,373
	Viacom, Inc.
55,000	4.250%, 9/1/2023	55,287
	World Wrestling Entertainment, Inc., Convertible
188,000	3.375%, 12/15/2023[k]	317,087

	Total	5,061,131

Consumer Cyclical (1.4%)
	Allison Transmission, Inc.
280,000	5.000%, 10/1/2024[k]	275,016
	American Honda Finance Corporation
57,000	2.000%, 2/14/2020	56,103
	BMW US Capital, LLC
75,000	1.500%, 4/11/2019[k]	74,253
	Brookfield Residential Properties, Inc.
125,000	6.125%, 7/1/2022[k]	127,187
	Cinemark USA, Inc.
204,000	4.875%, 6/1/2023	201,705
	D.R. Horton, Inc.
53,000	2.550%, 12/1/2020	52,006
	Delphi Jersey Holdings plc
170,000	5.000%, 10/1/2025[k]	163,519
	Ford Motor Credit Company, LLC
76,000	2.262%, 3/28/2019	75,588
85,000	2.597%, 11/4/2019	84,314
57,000	3.336%, 3/18/2021	56,582
	General Motors Financial Company, Inc.
57,000	2.650%, 4/13/2020	56,355
36,000	3.188%, (LIBOR 3M + 0.850%), 4/9/2021[b]	36,255
57,000	4.375%, 9/25/2021	58,295
37,000	3.150%, 6/30/2022	36,018
	Home Depot, Inc.
60,000	2.625%, 6/1/2022	58,747
	Hyundai Capital America
37,000	2.550%, 4/3/2020[k]	36,367
37,000	2.750%, 9/18/2020[k]	36,329
	Jaguar Land Rover Automotive plc
75,000	4.125%, 12/15/2018[k]	75,094
211,000	5.625%, 2/1/2023[k]	213,374
	KB Home
160,000	4.750%, 5/15/2019	160,800
	L Brands, Inc.
211,000	6.625%, 4/1/2021	224,188
	Landry’s, Inc.
160,000	6.750%, 10/15/2024[k]	162,400
	Lennar Corporation
55,000	2.950%, 11/29/2020[k]	53,554
265,000	4.500%, 4/30/2024	258,375
	Live Nation Entertainment, Inc.
70,000	5.375%, 6/15/2022[k]	71,663
	Macy’s Retail Holdings, Inc.
15,000	3.875%, 1/15/2022	14,930
22,000	2.875%, 2/15/2023	20,589
	McDonald’s Corporation
76,000	2.625%, 1/15/2022	74,608
	MGM Resorts International
310,000	6.000%, 3/15/2023	323,950
	Navistar International Corporation
185,000	6.625%, 11/1/2025[k]	191,938
	Netflix, Inc.
200,000	4.875%, 4/15/2028[k]	189,000
	New Red Finance, Inc.
180,000	4.250%, 5/15/2024[j,k]	171,225
	Newell Rubbermaid, Inc.
50,000	3.150%, 4/1/2021	49,474
	Nissan Motor Acceptance Corporation
57,000	2.000%, 3/8/2019[k]	56,636
	Prime Security Services Borrower, LLC
187,000	9.250%, 5/15/2023[k]	200,791
	Ralph Lauren Corporation
60,000	2.625%, 8/18/2020	59,493
	Royal Caribbean Cruises, Ltd.
287,750	5.250%, 11/15/2022	306,080
	Six Flags Entertainment Corporation
150,000	4.875%, 7/31/2024[k]	146,250
	Visa, Inc.
60,000	2.200%, 12/14/2020	59,100
	Volkswagen Group of America Finance, LLC
52,000	2.450%, 11/20/2019[k]	51,408
	Yum! Brands, Inc.
305,000	5.000%, 6/1/2024[k]	303,856

	Total	4,923,415

Consumer Non-Cyclical (1.1%)
	Abbott Laboratories
76,000	2.550%, 3/15/2022	73,702
57,000	3.400%, 11/30/2023	56,250
	AbbVie, Inc.
76,000	2.500%, 5/14/2020	75,091
38,000	2.900%, 11/6/2022	36,983
	Albertsons Companies, LLC
220,000	6.625%, 6/15/2024	205,148
	Amgen, Inc.
74,000	3.875%, 11/15/2021	75,252
75,000	2.650%, 5/11/2022	72,704
	Anheuser-Busch InBev Finance, Inc.
55,000	2.650%, 2/1/2021	54,359
80,000	3.033%, (LIBOR 3M + 1.260%), 2/1/2021[b]	82,413
38,000	3.300%, 2/1/2023	37,695
	Anheuser-Busch InBev Worldwide, Inc.
73,000	3.500%, 1/12/2024	72,619
	BAT Capital Corporation
37,000	2.297%, 8/14/2020[k]	36,198
38,000	2.764%, 8/15/2022[k]	36,470
	Becton, Dickinson and Company
55,000	2.944%, (LIBOR 3M + 0.875%), 12/29/2020[b]	55,135
76,000	3.125%, 11/8/2021	74,758

The accompanying Notes to Financial Statements are an integral part of this schedule.

20

BALANCED INCOME PLUS FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (24.0%)	Value
Consumer Non-Cyclical (1.1%) - continued
	Boston Scientific Corporation
$40,000	6.000%, 1/15/2020	$41,767
	Bunge, Ltd. Finance Corporation
60,000	3.500%, 11/24/2020	60,035
	Cardinal Health, Inc.
38,000	1.948%, 6/14/2019	37,638
38,000	2.616%, 6/15/2022	36,389
	CVS Health Corporation
74,000	3.350%, 3/9/2021	74,142
38,000	2.750%, 12/1/2022	36,496
111,000	3.700%, 3/9/2023	110,573
	Envision Healthcare Corporation
300,000	5.125%, 7/1/2022[k]	296,250
	Express Scripts Holding Company
38,000	4.750%, 11/15/2021	39,292
	Forest Laboratories, LLC
19,000	4.875%, 2/15/2021[k]	19,591
	HCA, Inc.
187,750	4.750%, 5/1/2023	189,141
	J.M. Smucker Company
37,000	2.200%, 12/6/2019	36,535
	JBS USA, LLC
300,000	5.750%, 6/15/2025[k]	281,910
	Kraft Heinz Foods Company
75,000	5.375%, 2/10/2020	77,897
	Kroger Company
37,000	2.800%, 8/1/2022	35,779
	Mead Johnson Nutrition Company
60,000	3.000%, 11/15/2020	59,845
	Medtronic Global Holdings SCA
76,000	1.700%, 3/28/2019	75,382
	Mondelez International Holdings Netherlands BV
55,000	2.000%, 10/28/2021[k]	52,362
	Mylan NV
76,000	3.150%, 6/15/2021	74,591
	Pernod Ricard SA
30,000	5.750%, 4/7/2021[k]	31,976
	Pinnacle Foods, Inc.
200,000	5.875%, 1/15/2024	206,000
	Reynolds American, Inc.
33,000	3.250%, 6/12/2020	33,018
	Shire Acquisitions Investments Ireland Designated Activity Company
74,000	2.400%, 9/23/2021	70,974
	Smithfield Foods, Inc.
57,000	2.700%, 1/31/2020[k]	56,110
	Tenet Healthcare Corporation
260,000	8.125%, 4/1/2022	270,725
	Teva Pharmaceutical Finance Company BV
37,000	2.950%, 12/18/2022	32,438
	Teva Pharmaceutical Finance IV, LLC
19,000	2.250%, 3/18/2020	18,146
	Teva Pharmaceutical Finance Netherlands III BV
55,000	2.200%, 7/21/2021	49,618
	TreeHouse Foods, Inc.
200,000	4.875%, 3/15/2022	198,500
	Valeant Pharmaceuticals International, Inc.
187,750	7.250%, 7/15/2022[j,k]	189,374
	Zimmer Biomet Holdings, Inc.
56,000	2.928%, (LIBOR 3M + 0.750%), 3/19/2021[b]	56,094
	Zoetis, Inc.
55,000	3.450%, 11/13/2020	55,231

	Total	3,948,596

Energy (1.4%)
	Alliance Resource Operating Partners, LP
170,000	7.500%, 5/1/2025[k]	179,350
	Anadarko Petroleum Corporation
55,000	8.700%, 3/15/2019	57,693
	Antero Resources Corporation
200,000	5.125%, 12/1/2022	201,000
	BP Capital Markets plc
38,000	2.315%, 2/13/2020	37,643
152,000	2.520%, 9/19/2022	146,940
	Buckeye Partners, LP
80,000	2.650%, 11/15/2018	80,008
	Canadian Natural Resources, Ltd.
38,000	2.950%, 1/15/2023	36,706
	Canadian Oil Sands, Ltd.
37,000	9.400%, 9/1/2021[k]	42,503
	Cenovus Energy, Inc.
38,000	3.800%, 9/15/2023	37,156
	Cheniere Energy Partners, LP
185,000	5.250%, 10/1/2025[k]	180,837
	Concho Resources, Inc.
75,000	4.375%, 1/15/2025	75,711
	Continental Resources, Inc.
38,000	5.000%, 9/15/2022	38,570
	Crestwood Midstream Partners, LP
200,000	6.250%, 4/1/2023	203,750
	Enbridge, Inc.
38,000	2.900%, 7/15/2022	36,687
	Encana Corporation
58,000	3.900%, 11/15/2021	58,409
	Energy Transfer Equity, LP
300,000	5.500%, 6/1/2027	300,000
	Energy Transfer Partners, LP
60,000	4.150%, 10/1/2020	60,782
	Enterprise Products Operating, LLC
170,000	5.250%, 8/16/2077[b]	163,878
	EOG Resources, Inc.
60,000	2.625%, 3/15/2023	57,320
	EQT Corporation
68,000	8.125%, 6/1/2019	71,549
37,000	3.000%, 10/1/2022	35,757
	Exxon Mobil Corporation
70,000	1.708%, 3/1/2019	69,652
	Hess Corporation
25,000	3.500%, 7/15/2024	23,887
	Kinder Morgan Energy Partners, LP
37,000	9.000%, 2/1/2019	38,706
76,000	3.450%, 2/15/2023	74,144

The accompanying Notes to Financial Statements are an integral part of this schedule.

21

BALANCED INCOME PLUS FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (24.0%)	Value
Energy (1.4%) - continued
	Marathon Oil Corporation
$38,000	2.700%, 6/1/2020	$37,438
	Marathon Petroleum Corporation
60,000	3.400%, 12/15/2020	60,229
	MEG Energy Corporation
131,000	6.375%, 1/30/2023[k]	117,900
	MPLX, LP
57,000	4.500%, 7/15/2023	58,404
305,000	4.875%, 12/1/2024	315,838
	Nabors Industries, Inc., Convertible
110,000	0.750%, 1/15/2024	85,937
	ONEOK Partners, LP
35,000	3.800%, 3/15/2020	35,203
	ONEOK, Inc.
20,000	7.500%, 9/1/2023	23,165
	Parsley Energy, LLC
80,000	5.625%, 10/15/2027[k]	81,000
	PBF Holding Company, LLC
140,000	7.250%, 6/15/2025	145,250
	Petrobras Global Finance BV
20,000	8.375%, 5/23/2021	22,527
	Petroleos Mexicanos
36,000	6.375%, 2/4/2021	37,890
	Plains All American Pipeline, LP
83,000	5.000%, 2/1/2021	85,418
	Regency Energy Partners, LP
260,000	5.000%, 10/1/2022	268,413
	Sabine Pass Liquefaction, LLC
38,000	6.250%, 3/15/2022	41,007
38,000	5.625%, 4/15/2023	40,486
310,000	5.625%, 3/1/2025	330,002
	Sanchez Energy Corporation
30,000	6.125%, 1/15/2023	21,666
	Schlumberger Holdings Corporation
60,000	3.000%, 12/21/2020[k]	59,639
	Southwestern Energy Company
185,000	7.500%, 4/1/2026	190,087
	Sunoco Logistics Partners Operations, LP
60,000	4.400%, 4/1/2021	61,083
	Sunoco, LP
100,000	5.875%, 3/15/2028[k]	97,125
	Tallgrass Energy Partners, LP
275,000	5.500%, 1/15/2028[k]	274,313
	Western Gas Partners, LP
38,000	4.000%, 7/1/2022	37,648
	Whiting Petroleum Corporation, Convertible
171,000	1.250%, 4/1/2020	162,878
	Williams Partners, LP
77,000	4.000%, 11/15/2021	77,635

	Total	5,076,819

Financials (3.6%)
	ACE INA Holdings, Inc.
60,000	2.875%, 11/3/2022	58,819
	AIG Global Funding
74,000	2.150%, 7/2/2020[k]	72,408
	Air Lease Corporation
29,000	2.625%, 9/4/2018	29,004
73,000	2.500%, 3/1/2021	71,060
	Ally Financial, Inc.
245,000	4.750%, 9/10/2018	246,470
	American Express Credit Corporation
38,000	2.117%, (LIBOR 3M + 0.330%), 5/3/2019[b]	38,043
38,000	2.200%, 3/3/2020	37,520
60,000	3.157%, (LIBOR 3M + 1.050%), 9/14/2020[b]	61,013
	Ares Capital Corporation
76,000	3.875%, 1/15/2020	76,359
	Athene Global Funding
53,000	4.000%, 1/25/2022[k]	53,370
	Bank of America Corporation
37,000	2.369%, 7/21/2021[b]	36,294
76,000	2.328%, 10/1/2021[b]	74,261
74,000	2.738%, 1/23/2022[b]	72,769
71,000	3.550%, 3/5/2024[b]	70,455
	Bank of Montreal
50,000	1.500%, 7/18/2019	49,237
58,000	2.100%, 6/15/2020	56,814
	Bank of New York Mellon Corporation
76,000	2.600%, 2/7/2022	74,219
	Bank of Nova Scotia
37,000	2.799%, (LIBOR 3M + 0.440%), 4/20/2021[b]	37,113
57,000	2.700%, 3/7/2022	55,541
	Barclays plc
76,000	3.200%, 8/10/2021	74,975
	BB&T Corporation
74,000	2.150%, 2/1/2021	72,132
	BNP Paribas SA
270,000	7.625%, 3/30/2021[b,k,n]	290,858
	Capital One Financial Corporation
37,000	2.500%, 5/12/2020	36,459
111,000	3.050%, 3/9/2022	108,538
	CBOE Holdings, Inc.
57,000	1.950%, 6/28/2019	56,268
	Central Fidelity Capital Trust I
125,000	3.348%, (LIBOR 3M + 1.000%), 4/15/2027[b]	120,313
	Citigroup, Inc.
76,000	2.450%, 1/10/2020	75,326
76,000	2.650%, 10/26/2020	74,949
132,000	2.350%, 8/2/2021	128,027
38,000	2.750%, 4/25/2022	36,931
37,000	3.056%, (LIBOR 3M + 0.690%), 10/27/2022[b]	37,040
73,000	3.142%, 1/24/2023[b]	71,641
	CNA Financial Corporation
65,000	5.750%, 8/15/2021	69,242
	Commonwealth Bank of Australia
76,000	2.250%, 3/10/2020[k]	74,800
	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA
74,000	3.950%, 11/9/2022	73,573
	Credit Agricole SA
38,000	3.375%, 1/10/2022[k]	37,490
80,000	8.125%, 12/23/2025[b,k,n]	90,900
	Credit Suisse Group AG
227,000	7.500%, 12/11/2023[b,k,n]	246,016

The accompanying Notes to Financial Statements are an integral part of this schedule.

22

BALANCED INCOME PLUS FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (24.0%)	Value
Financials (3.6%) - continued
	Credit Suisse Group Funding Guernsey, Ltd.
$114,000	3.800%, 9/15/2022	$113,967
	Credit Suisse Group Funding, Ltd.
76,000	3.125%, 12/10/2020	75,543
	DDR Corporation
53,000	4.625%, 7/15/2022	54,502
	Deutsche Bank AG
37,000	2.700%, 7/13/2020	36,283
114,000	4.250%, 10/14/2021	115,055
	Digital Realty Trust, LP
55,000	2.750%, 2/1/2023	52,292
	Discover Bank
24,000	8.700%, 11/18/2019	25,775
72,000	3.100%, 6/4/2020	71,635
	Fifth Third Bancorp
57,000	2.600%, 6/15/2022	55,060
	First Tennessee Bank NA, 3.750%
330	3.750%, (LIBOR 3M + 0.850%), 5/31/2018[b,k,n]	257,400
	Goldman Sachs Group, Inc.
74,000	5.375%, 5/10/2020[b,n]	75,755
57,000	2.600%, 12/27/2020	56,131
76,000	5.250%, 7/27/2021	80,345
55,000	3.009%, (LIBOR 3M + 1.170%), 11/15/2021[b]	55,819
76,000	3.000%, 4/26/2022	74,257
51,000	2.876%, 10/31/2022[b]	49,725
37,000	3.075%, (LIBOR 3M + 1.050%), 6/5/2023[b]	37,405
	Goldman Sachs Group, Inc., Convertible
1,400,000	0.500%, 9/24/2022[c]	2,171,232
	HCP, Inc.
68,000	3.750%, 2/1/2019	68,279
	Hospitality Properties Trust
55,000	4.250%, 2/15/2021	55,628
	HSBC Holdings plc
114,000	3.400%, 3/8/2021	114,286
76,000	6.875%, 6/1/2021[b,n]	80,560
100,000	6.375%, 9/17/2024[b,n]	102,350
	Huntington Bancshares, Inc.
70,000	3.150%, 3/14/2021	69,690
	Icahn Enterprises, LP
75,000	6.750%, 2/1/2024	76,875
90,000	6.375%, 12/15/2025	90,338
	ILFC E-Capital Trust II
380,000	4.890%, (H15T30Y + 1.800%), 12/21/2065[b,k]	365,750
	International Lease Finance Corporation
76,000	4.625%, 4/15/2021	77,838
76,000	5.875%, 8/15/2022	81,220
	Intesa Sanpaolo SPA
77,000	3.125%, 7/14/2022[k]	74,179
	J.P. Morgan Chase & Company
55,000	2.686%, (LIBOR 3M + 0.680%), 6/1/2021[b]	55,327
145,000	2.972%, 1/15/2023	141,209
57,000	2.776%, 4/25/2023[b]	55,388
78,000	3.589%, (LIBOR 3M + 1.230%), 10/24/2023[b]	79,810
	KeyCorp
58,000	2.300%, 12/13/2018	57,927
	Liberty Mutual Group, Inc.
27,000	5.000%, 6/1/2021[k]	28,074
	Lincoln National Corporation
50,000	6.250%, 2/15/2020	52,574
	Lloyds Banking Group plc
70,000	6.657%, 5/21/2037[b,k,n]	75,775
	Macquarie Bank, Ltd.
200,000	6.125%, 3/8/2027[b,k,n]	192,500
	MGIC Investment Corporation, Convertible
150,000	9.000%, 4/1/2063[k]	203,925
	Mitsubishi UFJ Financial Group, Inc.
38,000	2.998%, 2/22/2022	37,373
73,000	3.455%, 3/2/2023	72,437
	Morgan Stanley
76,000	2.800%, 6/16/2020	75,466
74,000	5.500%, 7/28/2021	78,625
77,000	3.539%, (LIBOR 3M + 1.180%), 1/20/2022[b]	78,161
37,000	2.750%, 5/19/2022	35,884
57,000	4.875%, 11/1/2022	59,159
74,000	3.125%, 1/23/2023	72,296
	MPT Operating Partnership, LP
200,000	5.500%, 5/1/2024	202,500
	National City Corporation
48,000	6.875%, 5/15/2019	49,974
	New York Life Global Funding
60,000	1.550%, 11/2/2018[k]	59,744
	Nomura Holdings, Inc.
48,000	2.750%, 3/19/2019	47,979
	Park Aerospace Holdings, Ltd.
90,000	5.500%, 2/15/2024[k]	87,413
	PNC Bank NA
74,000	2.450%, 11/5/2020	72,737
	Quicken Loans, Inc.
295,000	5.750%, 5/1/2025[k]	289,100
	Realty Income Corporation
57,000	5.750%, 1/15/2021	60,151
	Regions Bank
36,000	7.500%, 5/15/2018	36,063
	Regions Financial Corporation
50,000	3.200%, 2/8/2021	49,775
	Reinsurance Group of America, Inc.
56,000	4.700%, 9/15/2023	57,615
	Royal Bank of Canada
76,000	2.125%, 3/2/2020	74,751
	Royal Bank of Scotland Group plc
210,000	7.500%, 8/10/2020[b,n]	220,553
55,000	8.625%, 8/15/2021[b,n]	60,225
265,000	7.648%, 9/30/2031[b,n]	332,575
	Santander UK Group Holdings plc
76,000	2.875%, 8/5/2021	74,313
	Simon Property Group, LP
60,000	2.500%, 9/1/2020	59,192
80,000	2.500%, 7/15/2021	77,948
	Societe Generale SA
250,000	8.000%, 9/29/2025[b,k,n]	276,875
	Standard Chartered plc
11,000	2.100%, 8/19/2019[k]	10,848

The accompanying Notes to Financial Statements are an integral part of this schedule.

23

BALANCED INCOME PLUS FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (24.0%)	Value
Financials (3.6%) - continued
	State Street Capital Trust IV
$440,000	3.125%, (LIBOR 3M + 1.000%), 6/15/2047[b]	$398,860
	State Street Corporation
60,000	2.785%, (LIBOR 3M + 0.900%), 8/18/2020[b]	61,016
	Sumitomo Mitsui Financial Group, Inc.
74,000	2.934%, 3/9/2021	73,298
37,000	2.784%, 7/12/2022	35,875
	SunTrust Banks, Inc.
50,000	2.900%, 3/3/2021	49,485
	Synchrony Financial
37,000	3.000%, 8/15/2019	36,915
25,000	3.017%, (LIBOR 3M + 1.230%), 2/3/2020[b]	25,305
	Toronto-Dominion Bank
55,000	3.202%, (LIBOR 3M + 0.840%), 1/22/2019[b]	55,284
60,000	3.037%, (LIBOR 3M + 0.930%), 12/14/2020[b]	61,021
	UBS Group Funding Jersey, Ltd.
74,000	3.000%, 4/15/2021[k]	73,011
	UnitedHealth Group, Inc.
60,000	3.350%, 7/15/2022	60,064
	USB Realty Corporation
175,000	3.495%, (LIBOR 3M + 1.147%), 1/15/2022[b,k,n]	157,938
	Vantiv, LLC
200,000	4.375%, 11/15/2025[k]	191,000
	Ventas Realty, LP
37,000	3.100%, 1/15/2023	35,948
	Wachovia Capital Trust II
40,000	2.848%, (LIBOR 3M + 0.500%), 1/15/2027[b]	37,600
	Wells Fargo & Company
45,000	2.100%, 7/26/2021	43,230
37,000	2.625%, 7/22/2022	35,540
77,000	3.469%, (LIBOR 3M + 1.110%), 1/24/2023[b]	78,080
50,000	3.589%, (LIBOR 3M + 1.230%), 10/31/2023[b]	51,077
	Welltower, Inc.
57,000	4.950%, 1/15/2021	58,961
	Westpac Banking Corporation
65,000	2.735%, (LIBOR 3M + 0.850%), 8/19/2021[b]	65,914

	Total	13,099,084

Mortgage-Backed Securities (5.8%)
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
2,275,000	4.000%, 5/1/2048[e]	2,316,590
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
1,000,000	3.500%, 5/1/2030[e]	1,011,406
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
3,050,000	3.000%, 5/1/2048[e]	2,939,437
6,250,000	3.500%, 5/1/2048[e]	6,201,172
4,825,000	4.000%, 5/1/2048[e]	4,911,699
3,000,000	4.500%, 5/1/2048[e]	3,122,813
	Radnor RE, Ltd.
475,000	4.597%, (LIBOR 1M + 2.700%), 3/25/2028, Ser. 2018-1, Class M2*,b	474,999

	Total	20,978,116

Technology (1.3%)
	Alliance Data Systems Corporation
165,000	5.375%, 8/1/2022[k]	165,825
	Apple, Inc.
76,000	2.850%, 5/6/2021	75,743
74,000	2.161%, (LIBOR 3M + 0.350%), 5/11/2022[b]	74,625
74,000	2.400%, 1/13/2023	71,178
	Baidu, Inc.
37,000	3.000%, 6/30/2020	36,611
	Broadcom Corporation
75,000	2.650%, 1/15/2023	70,972
75,000	3.625%, 1/15/2024	72,838
	Cypress Semiconductor Corporation, Convertible
44,000	4.500%, 1/15/2022	56,547
	Diamond1 Finance Corporation
50,000	3.480%, 6/1/2019[k]	50,111
76,000	5.450%, 6/15/2023[k]	79,913
	Equinix, Inc.
200,000	5.750%, 1/1/2025	207,500
	Fidelity National Information Services, Inc.
34,000	3.625%, 10/15/2020	34,340
65,000	2.250%, 8/15/2021	62,667
	Harland Clarke Holdings Corporation
175,000	8.375%, 8/15/2022[k]	178,937
	Hewlett Packard Enterprise Company
95,000	3.600%, 10/15/2020	95,676
	Intel Corporation
60,000	3.100%, 7/29/2022	59,885
	Intel Corporation, Convertible
191,000	3.250%, 8/1/2039	474,473
	Iron Mountain, Inc.
127,750	6.000%, 8/15/2023	131,583
	Microchip Technology, Inc., Convertible
105,000	1.625%, 2/15/2027	118,157
	Micron Technology, Inc., Convertible
110,000	2.375%, 5/1/2032	525,347
180,000	3.000%, 11/15/2043	284,952
	Microsoft Corporation
76,000	2.400%, 2/6/2022	74,285
	NetApp, Inc.
55,000	2.000%, 9/27/2019	54,276
	NXP BV
215,000	3.875%, 9/1/2022[k]	210,700
	ON Semiconductor Corporation, Convertible
173,000	1.625%, 10/15/2023[j]	222,377
	Oracle Corporation
60,000	2.500%, 5/15/2022	58,550

The accompanying Notes to Financial Statements are an integral part of this schedule.

24

BALANCED INCOME PLUS FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (24.0%)	Value
Technology (1.3%) - continued
	Red Hat, Inc., Convertible
$37,000	0.250%, 10/1/2019	$81,932
	Seagate HDD Cayman
95,000	4.750%, 1/1/2025	92,100
	Sensata Technologies BV
290,000	4.875%, 10/15/2023[k]	291,088
	Texas Instruments, Inc.
60,000	1.750%, 5/1/2020	58,788
	VMware, Inc.
37,000	2.300%, 8/21/2020	36,012
	Western Digital Corporation, Convertible
100,000	1.500%, 2/1/2024[j,k]	104,349
	Zendesk, Inc., Convertible
249,000	0.250%, 3/15/2023[k]	257,192

	Total	4,469,529

Transportation (0.2%)
	Air Canada Pass Through Trust
16,326	3.875%, 3/15/2023[k]	16,006
	American Airlines Pass Through Trust
33,499	4.950%, 1/15/2023	34,560
	Avis Budget Car Rental, LLC
90,000	5.125%, 6/1/2022[k]	89,550
	Delta Air Lines, Inc.
57,000	2.875%, 3/13/2020	56,705
36,864	4.950%, 11/23/2020	37,270
	J.B. Hunt Transport Services, Inc.
60,000	3.300%, 8/15/2022	59,348
	Trinity Industries, Inc., Convertible
76,000	3.875%, 6/1/2036	100,662
	United Airlines Pass Through Trust
60,000	3.700%, 12/1/2022	59,598
	United Continental Holdings, Inc.
185,000	4.250%, 10/1/2022	180,190
	XPO Logistics, Inc.
200,000	6.500%, 6/15/2022[k]	206,500

	Total	840,389

Utilities (0.5%)
	Alabama Power Company
38,000	2.450%, 3/30/2022	36,841
	Ameren Corporation
60,000	2.700%, 11/15/2020	59,174
	Arizona Public Service Company
35,000	2.200%, 1/15/2020	34,553
	Berkshire Hathaway Energy Company
88,000	2.400%, 2/1/2020	87,277
	Calpine Corporation
95,000	5.375%, 1/15/2023	91,081
	CenterPoint Energy, Inc.
37,000	2.500%, 9/1/2022	35,447
	Consolidated Edison, Inc.
38,000	2.000%, 3/15/2020	37,259
	Dominion Energy, Inc.
74,000	2.579%, 7/1/2020	72,854
	DTE Energy Company
88,000	2.400%, 12/1/2019	86,800
	Duke Energy Corporation
74,000	2.400%, 8/15/2022	70,571
	Dynegy, Inc.
160,000	7.375%, 11/1/2022	168,600
	Edison International
38,000	2.125%, 4/15/2020	37,254
	Emera U.S. Finance, LP
25,000	2.150%, 6/15/2019	24,732
	Eversource Energy
37,000	2.500%, 3/15/2021	36,290
	Exelon Generation Company, LLC
44,000	5.200%, 10/1/2019	45,072
57,000	2.950%, 1/15/2020	56,793
	FirstEnergy Corporation
56,000	2.850%, 7/15/2022	53,927
	Fortis, Inc.
30,000	2.100%, 10/4/2021	28,638
	NextEra Energy Capital Holdings, Inc.
50,000	2.300%, 4/1/2019	49,800
	Pinnacle West Capital Corporation
37,000	2.250%, 11/30/2020	36,050
	PPL Capital Funding, Inc.
50,000	3.500%, 12/1/2022	49,804
	PSEG Power, LLC
50,000	3.000%, 6/15/2021	49,561
	Sempra Energy
92,000	6.150%, 6/15/2018	92,405
25,000	2.400%, 3/15/2020	24,665
	Southern California Edison Company
20,000	2.400%, 2/1/2022	19,353
	Southern Company
45,000	1.850%, 7/1/2019	44,428
37,000	2.350%, 7/1/2021	35,925
	TerraForm Power Operating, LLC
195,000	5.000%, 1/31/2028[k]	182,569
	TransCanada Trust
225,000	5.875%, 8/15/2076[b]	231,750

	Total	1,879,473

	Total Long-Term Fixed Income (cost $85,060,519)	86,674,284

Shares	Registered Investment Companies (8.1%)	Value
Affiliated Fixed Income Holdings (6.4%)
2,451,986	Thrivent Core Emerging Markets Debt Fund	23,048,670

	Total	23,048,670

Equity Funds/Exchange Traded Funds (1.0%)
12,700	AllianzGI NFJ Dividend Interest &Premium Strategy Fund	162,052
2,376	Altaba, Inc.[i]	166,510
15,016	BlackRock Resources & Commodities Strategy Trust	143,253
45,921	Materials Select Sector SPDR Fund	2,617,956
8,705	SPDR S&P Homebuilders ETF[j]	339,147
800	Vanguard REIT ETF	60,872

	Total	3,489,790

The accompanying Notes to Financial Statements are an integral part of this schedule.

25

BALANCED INCOME PLUS FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Shares	Registered Investment Companies (8.1%)	Value
Fixed Income Funds/Exchange Traded Funds (0.7%)
70,773	Aberdeen Asia-Pacific Income Fund, Inc.	$323,433
66,849	MFS Intermediate Income Trust	261,380
35,000	PowerShares Senior Loan Portfolio	808,850
6,250	PowerShares Zacks Multi-Asset Income Portfolio	136,500
54,598	Templeton Global Income Fund	352,157
26,846	Western Asset Emerging Markets Debt Fund, Inc.	379,602
41,333	Western Asset High Income Opportunity Fund, Inc.	200,465

	Total	2,462,387

	Total Registered Investment Companies (cost $29,365,589)	29,000,847

Shares	Preferred Stock (0.9%)	Value
Consumer Staples (0.2%)
2,680	Bunge, Ltd., Convertible, 4.875%[n]	290,780
10,600	CHS, Inc., 7.100%[b,n]	290,440
814	Henkel AG & Company KGaA, 1.620%	103,447

	Total	684,667

Energy (0.1%)
7,200	Crestwood Equity Partners, LP, 9.250%[c,i,n]	68,400
10,200	NuStar Logistics, LP, 9.082%[b]	257,040

	Total	325,440

Financials (0.6%)
2,826	Agribank FCB, 6.875%[b,n]	305,208
12,465	Citigroup, Inc., 6.875%[b,n]	343,037
2,200	CoBank ACB, 6.250%[b,n]	232,100
7,200	Countrywide Capital V, 7.000%	185,184
5,944	Federal National Mortgage
	Association, 0.000%[i,n]	38,042
7,100	GMAC Capital Trust I, 7.624%[b]	188,789
5,900	Goldman Sachs Group, Inc., 5.500%[b,n]	151,630
4,600	Morgan Stanley, 7.125%[b,n]	129,444
7,155	U.S. Bancorp, 6.500%[b,n]	197,478
325	Wells Fargo & Company, Convertible, 7.500%[n]	416,198

	Total	2,187,110

	Total Preferred Stock (cost $3,054,726)	3,197,217

Shares	Collateral Held for Securities Loaned (0.8%)	Value
2,775,097	Thrivent Cash Management Trust	2,775,097

	Total Collateral Held for Securities Loaned (cost $2,775,097)	2,775,097

Shares or Principal Amount	Short-Term Investments (10.8%)	Value
	Federal Home Loan Bank Discount Notes
300,000	1.669%, 6/6/2018[o,p]	299,481
200,000	1.715%, 6/19/2018[o,p]	199,529
200,000	1.715%, 7/5/2018[o,p]	199,336
100,000	1.790%, 7/13/2018[o,p]	99,627
100,000	1.800%, 7/18/2018[o,p]	99,601
3,787,650	Thrivent Core Short-Term Reserve Fund 2.120%	37,876,500

	Total Short-Term Investments (cost $38,774,160)	38,774,074

	Total Investments (cost $360,320,258) 107.3%	$386,044,367

	Other Assets and Liabilities, Net (7.3%)	(26,284,078)

	Total Net Assets 100.0%	$359,760,289

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b

Denotes variable rate securities. The rate shown is as of April 30, 2018. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

c	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
d	All or a portion of the loan is unfunded.
e	Denotes investments purchased on a when-issued or delayed delivery basis.
f

Denotes payment-in-kind security. The security paid an interest or dividend payment with additional fixed income or equity securities in lieu of, or in addition to a cash payment. The cash rate and/or payment-in-kind rate shown are as of April 30, 2018.

g	Defaulted security. Interest is not being accrued.
h	In bankruptcy. Interest is not being accrued.
i	Non-income producing security.
j	All or a portion of the security is on loan.
k

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of April 30, 2018, the value of these investments was $17,065,599 or 4.7% of total net assets.

l	All or a portion of the security is insured or guaranteed.
m	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of April 30, 2018.
n	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
o	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
p	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

The accompanying Notes to Financial Statements are an integral part of this schedule.

26

BALANCED INCOME PLUS FUND

Schedule of Investments as of April 30, 2018

(unaudited)

*

Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Balanced Income Plus Fund as of April 30, 2018 was $6,670,466 or 1.9% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of April 30, 2018.

Security	Acquisition Date	Cost
AJAX Mortgage Loan Trust, 4/25/2057	5/19/2017	$238,052
Angel Oak Mortgage Trust, 11/25/2045	12/10/2015	21,957
Apidos CLO XVIII, 7/22/2026	4/4/2017	200,000
BlueMountain CLO, Ltd., 10/15/2026	4/10/2017	425,107
CIM Trust, 9/25/2057	4/23/2018	394,326
CLUB Credit Trust, 4/17/2023	6/14/2017	249,999
College Ave Student Loans, LLC, 11/26/2046	7/11/2017	259,413
COLT Mortgage Loan Trust, 9/25/2046	9/9/2016	83,264
Digicel, Ltd., 4/15/2021	8/19/2013	285,900
Foundation Finance Trust, 7/15/2033	12/6/2017	321,637
GCAT, LLC, 3/25/2047	3/22/2017	83,558
Madison Park Funding XIV, Ltd., 7/20/2026	4/13/2017	425,000
Mariner Finance Issuance Trust, 2/20/2029	2/16/2017	399,921
NRZ Advance Receivables Trust Advance Receivables Backed, 6/15/2049	6/23/2016	225,000
Oak Hill Advisors Residential Loan Trust, 6/25/2057	8/8/2017	319,726
Octagon Investment Partners XX, Ltd., 8/12/2026	4/21/2017	300,000
Preston Ridge Partners Mortgage Trust, LLC, 1/25/2022	1/24/2017	146,206
Preston Ridge Partners Mortgage Trust, LLC, 9/25/2022	9/27/2017	216,128
Radnor RE, Ltd., 3/25/2028	3/13/2018	475,000
RCO 2017-INV1 Trust, 11/25/2052	11/6/2017	350,074
Spirit Master Funding, LLC, 12/20/2047	1/23/2018	600,166
Sunset Mortgage Loan Company, LLC, 9/18/2045	10/2/2015	34,785
Sunset Mortgage Loan Company, LLC, 7/16/2047	7/27/2016	38,517
Voya CLO 4, Ltd., 10/14/2026	6/16/2017	350,000
Wachovia Asset Securitization, Inc., 7/25/2037	3/16/2007	260,765

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Balanced Income Plus Fund as of April 30, 2018:

Securities Lending Transactions

Taxable Debt Security	$1,139,079
Common Stock	1,502,813

Total lending	$2,641,892
Gross amount payable upon return of collateral for securities loaned	$2,775,097

Net amounts due to counterparty	$133,205

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
ETF	-	Exchange Traded Fund
PIK	-	Payment-In-Kind
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
Ser.	-	Series
SPDR	-	S&P Depository Receipts, which are exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.

Reference Rate Index:

12 MTA	-	12 Month Treasury Average
H15T30Y	-	U. S. Treasury Yield Curve Rate Treasury Note Constant Maturity 30 Year
LIBOR 1W	-	ICE Libor USD Rate 1 Week
LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 2M	-	ICE Libor USD Rate 2 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month
PRIME	-	Federal Reserve Prime Loan Rate

The accompanying Notes to Financial Statements are an integral part of this schedule.

27

HIGH YIELD FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Bank Loans (2.7%)[a]	Value
Basic Materials (0.4%)
	Contura Energy, Inc., Term Loan
$2,981,850	6.910%, (LIBOR 1M + 5.000%), 3/17/2024[b]	$2,978,123

	Total	2,978,123

Capital Goods (0.3%)
	Cortes NP Intermediate Holding II Corporation, Term Loan
2,030,819	5.887%, (LIBOR 1M + 4.000%), 11/30/2023[b]	2,027,428

	Total	2,027,428

Communications Services (1.3%)
	Cengage Learning Acquisitions, Term Loan
3,689,135	6.147%, (LIBOR 1M + 4.250%), 6/7/2023[b]	3,294,877
	Frontier Communications Corporation, Term Loan
3,697,062	5.660%, (LIBOR 1M + 3.750%), 6/1/2024[b]	3,649,703
	New LightSquared, Term Loan
3,118,116	11.305%, PIK 10.265%, (LIBOR 3M + 8.750%), 12/7/2020[b,c]	2,516,912

	Total	9,461,492

Consumer Cyclical (0.3%)
	IMG Worldwide, Inc., Term Loan
1,833,333	9.151%, (LIBOR 1M + 7.250%), 5/6/2022[b]	1,847,083

	Total	1,847,083

Consumer Non-Cyclical (0.3%)
	Revlon Consumer Products Corporation, Term Loan
2,997,695	5.401%, (LIBOR 1M + 3.500%), 9/7/2023[b]	2,305,737

	Total	2,305,737

Energy (0.1%)
	Chesapeake Energy Corporation, Term Loan
950,000	9.444%, (LIBOR 3M + 7.500%), 8/23/2021[b]	1,004,625

	Total	1,004,625

	Total Bank Loans (cost $20,366,745)	19,624,488

Principal Amount	Long-Term Fixed Income (91.6%)	Value
Asset-Backed Securities (0.1%)
	Renaissance Home Equity Loan Trust
1,381,167	5.746%, 5/25/2036, Ser. 2006-1, Class AF6[d]	995,862

	Total	995,862

Basic Materials (9.0%)
	Alcoa Nederland Holding BV
1,425,000	6.750%, 9/30/2024[e]	1,528,327
1,425,000	7.000%, 9/30/2026[e]	1,553,250
	Alcoa, Inc.
1,395,000	5.125%, 10/1/2024	1,411,112
	ArcelorMittal SA
1,935,000	5.750%, 3/1/2021	2,026,912
	Big River Steel, LLC
3,140,000	7.250%, 9/1/2025[e]	3,273,450
	BWAY Holding Company
2,330,000	5.500%, 4/15/2024[e]	2,345,611
	Chemours Company
1,860,000	5.375%, 5/15/2027	1,841,400
	Cleveland-Cliffs, Inc.
2,795,000	5.750%, 3/1/2025	2,695,442
	Consolidated Energy Finance SA
2,330,000	6.875%, 6/15/2025[e]	2,423,200
	First Quantum Minerals, Ltd.
1,901,000	7.000%, 2/15/2021[e]	1,911,693
2,325,000	7.250%, 4/1/2023[e]	2,318,722
1,860,000	6.875%, 3/1/2026[e]	1,767,000
	FMG Resources Property, Ltd.
2,800,000	5.125%, 5/15/2024[e,f]	2,765,000
	Grinding Media, Inc.
3,380,000	7.375%, 12/15/2023[e]	3,570,125
	Hexion, Inc.
2,235,000	6.625%, 4/15/2020	2,098,106
1,400,000	10.375%, 2/1/2022[e]	1,361,500
	Hudbay Minerals, Inc.
375,000	7.250%, 1/15/2023[e]	390,937
750,000	7.625%, 1/15/2025[e]	794,295
	Kinross Gold Corporation
3,720,000	4.500%, 7/15/2027[e]	3,500,632
	Krayton Polymers, LLC
2,325,000	7.000%, 4/15/2025[e]	2,400,563
	Mercer International, Inc.
2,325,000	5.500%, 1/15/2026[e]	2,284,313
	Midwest Vanadium, Pty. Ltd.
2,862,131	11.500%, 2/15/2018*,g,h	4,579
	Novelis Corporation
1,430,000	6.250%, 8/15/2024[e]	1,456,813
2,030,000	5.875%, 9/30/2026[e]	2,014,775
	OCI NV
750,000	6.625%, 4/15/2023[e]	760,500
	Olin Corporation
2,790,000	5.000%, 2/1/2030	2,657,475
	Peabody Securities Finance Corporation
2,820,000	6.000%, 3/31/2022[e,f]	2,896,704
	Platform Specialty Products Corporation
3,000,000	5.875%, 12/1/2025[e]	2,925,000
	Teck Resources, Ltd.
950,000	8.500%, 6/1/2024[e]	1,060,438
	Trinseo Materials Operating SCA
2,800,000	5.375%, 9/1/2025[e]	2,758,000
	United States Steel Corporation
1,865,000	6.875%, 8/15/2025	1,902,300
2,350,000	6.250%, 3/15/2026	2,332,375

	Total	65,030,549

The accompanying Notes to Financial Statements are an integral part of this schedule.

28

HIGH YIELD FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (91.6%)	Value
Capital Goods (10.2%)
	Abengoa Abnewco 2 SAU
$3,317,242	0.250%, PIK 1.250%, 9/29/2022[c,e]	$845,897
	ABG Orphan Holdco SARL
240,514	1.211%, PIK 12.879%, 2/28/2021[c,e]	260,398
231,237	5.000%, PIK 9.000%, 2/28/2021[c,e]	248,062
	Advanced Disposal Services, Inc.
2,845,000	5.625%, 11/15/2024[e]	2,866,337
	AECOM
935,000	5.875%, 10/15/2024	973,662
1,410,000	5.125%, 3/15/2027	1,354,939
	Arconic, Inc.
1,395,000	5.900%, 2/1/2027	1,441,209
	Ardagh Packaging Finance plc
3,810,000	7.250%, 5/15/2024[e]	4,029,075
3,280,000	6.000%, 2/15/2025[e]	3,316,900
	BBA US Holdings, Inc.
460,000	5.375%, 5/1/2026[e]	462,567
	Berry Global, Inc.
1,510,000	4.500%, 2/15/2026[e]	1,442,050
	Berry Plastics Corporation
5,630,000	5.125%, 7/15/2023	5,665,188
	Bombardier, Inc.
2,555,000	7.500%, 3/15/2025[e]	2,657,200
	BWAY Holding Company
2,795,000	7.250%, 4/15/2025[e]	2,871,024
	Cemex SAB de CV
2,500,000	5.700%, 1/11/2025[e]	2,528,750
	CEMEX SAB de CV
2,000,000	6.125%, 5/5/2025[e]	2,070,000
	CNH Industrial Capital, LLC
1,575,000	4.375%, 11/6/2020	1,606,500
	CNH Industrial NV
1,700,000	4.500%, 8/15/2023	1,723,392
	Crown Cork & Seal Company, Inc.
2,790,000	7.375%, 12/15/2026	3,103,875
	Eagle Materials, Inc.
1,430,000	4.500%, 8/1/2026	1,447,875
	Flex Acquisition Company, Inc.
2,795,000	6.875%, 1/15/2025[e]	2,808,975
	H&E Equipment Services, Inc.
3,140,000	5.625%, 9/1/2025	3,155,700
	Herc Rentals, Inc.
3,580,000	7.750%, 6/1/2024[e]	3,861,925
	James Hardie International Finance Designated Activity Company
500,000	4.750%, 1/15/2025[e]	486,250
1,400,000	5.000%, 1/15/2028[e]	1,358,000
	Masonite International Corporation
3,175,000	5.625%, 3/15/2023[e]	3,270,250
	New Enterprise Stone & Lime Company, Inc.
930,000	6.250%, 3/15/2026[e]	941,625
	Owens-Brockway Glass Container, Inc.
2,680,000	5.875%, 8/15/2023[e]	2,740,300
	Reynolds Group Issuer, Inc.
1,995,000	5.125%, 7/15/2023[e]	2,003,738
	Ritchie Bros. Auctioneers, Inc.
1,295,000	5.375%, 1/15/2025[e]	1,288,525
	Summit Materials, LLC
2,350,000	6.125%, 7/15/2023	2,391,125
1,865,000	5.125%, 6/1/2025[e]	1,809,050
	U.S. Concrete, Inc.
2,620,000	6.375%, 6/1/2024	2,711,700
	United Rentals North America, Inc.
940,000	5.500%, 7/15/2025	961,150
2,380,000	5.875%, 9/15/2026	2,481,150
	Waste Pro USA, Inc.
1,000,000	5.500%, 2/15/2026[e]	989,700

	Total	74,174,063

Communications Services (14.2%)
	Altice Financing SA
1,660,000	6.625%, 2/15/2023[e]	1,660,000
2,855,000	7.500%, 5/15/2026[e]	2,805,037
	AMC Networks, Inc.
2,400,000	5.000%, 4/1/2024	2,346,000
	Block Communications, Inc.
3,280,000	6.875%, 2/15/2025[e]	3,296,400
	CBS Radio, Inc.
1,665,000	7.250%, 11/1/2024[e,f]	1,689,975
	CCO Holdings, LLC
4,500,000	5.875%, 4/1/2024[e]	4,567,545
	CCOH Safari, LLC
2,750,000	5.750%, 2/15/2026[e]	2,729,375
	Cengage Learning, Inc.
1,495,000	9.500%, 6/15/2024[e,f]	1,166,100
	Clear Channel Worldwide Holdings, Inc.
2,320,000	7.625%, 3/15/2020	2,325,800
3,005,000	6.500%, 11/15/2022	3,076,369
	Digicel Group, Ltd.
1,535,000	8.250%, 9/30/2020[e]	1,371,906
	Digicel, Ltd.
5,000,000	6.000%, 4/15/2021*	4,756,250
	Embarq Corporation
2,330,000	7.995%, 6/1/2036	2,213,220
	Gray Television, Inc.
3,190,000	5.875%, 7/15/2026[e]	3,070,375
	Level 3 Financing, Inc.
4,780,000	5.375%, 5/1/2025	4,706,866
1,500,000	5.250%, 3/15/2026	1,450,800
	McGraw-Hill Global Education Holdings, LLC
2,855,000	7.875%, 5/15/2024[e,f]	2,655,150
	Meredith Corporation
3,610,000	6.875%, 2/1/2026[e]	3,655,125
	Neptune Finco Corporation
4,245,000	10.875%, 10/15/2025[e]	4,977,262
	Qualitytech, LP
3,260,000	4.750%, 11/15/2025[e]	3,072,550
	SFR Group SA
3,910,000	6.000%, 5/15/2022[e]	3,865,817
2,290,000	6.250%, 5/15/2024[e]	2,181,225
2,380,000	7.375%, 5/1/2026[e]	2,308,600
	Sinclair Television Group, Inc.
1,430,000	5.875%, 3/15/2026[e]	1,412,125

The accompanying Notes to Financial Statements are an integral part of this schedule.

29

HIGH YIELD FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (91.6%)	Value
Communications Services (14.2%) - continued
$1,860,000	5.125%, 2/15/2027[e]	$1,725,150
	Sprint Communications, Inc.
4,640,000	6.000%, 11/15/2022	4,738,600
	Sprint Corporation
13,505,000	7.625%, 2/15/2025[f]	14,214,013
	T-Mobile USA, Inc.
3,140,000	6.000%, 4/15/2024	3,288,208
	VeriSign, Inc.
2,290,000	4.750%, 7/15/2027	2,195,538
	Virgin Media Secured Finance plc
1,030,000	5.250%, 1/15/2026[e]	981,075
950,000	5.500%, 8/15/2026[e]	914,375
	Windstream Services, LLC
2,250,000	8.625%, 10/31/2025[e]	2,064,375
	Zayo Group, LLC
3,575,000	6.375%, 5/15/2025	3,700,840
1,640,000	5.750%, 1/15/2027[e]	1,627,700

	Total	102,809,746

Consumer Cyclical (13.5%)
	Allison Transmission, Inc.
3,480,000	5.000%, 10/1/2024[e]	3,418,056
	American Axle & Manufacturing, Inc.
3,732,000	6.250%, 4/1/2025[f]	3,730,880
	Brookfield Residential Properties, Inc.
3,570,000	6.125%, 7/1/2022[e]	3,632,475
	Choice Hotels International, Inc.
3,026,000	5.750%, 7/1/2022	3,199,995
	Cinemark USA, Inc.
4,205,000	4.875%, 6/1/2023	4,157,694
	Dana Financing Luxembourg SARL
3,575,000	6.500%, 6/1/2026[e]	3,709,062
	Hanesbrands, Inc.
3,605,000	4.875%, 5/15/2026[e]	3,478,825
	Hertz Corporation
1,865,000	7.625%, 6/1/2022[e]	1,897,637
	Hilton Escrow Issuer, LLC
3,720,000	4.250%, 9/1/2024	3,571,200
	Jeld-Wen, Inc.
2,330,000	4.875%, 12/15/2027[e]	2,196,025
	KAR Auction Services, Inc.
2,330,000	5.125%, 6/1/2025[e]	2,260,100
	KB Home
1,750,000	8.000%, 3/15/2020	1,876,875
	L Brands, Inc.
1,430,000	6.625%, 4/1/2021	1,519,375
1,640,000	5.625%, 2/15/2022	1,701,664
	Landry’s, Inc.
3,045,000	6.750%, 10/15/2024[e]	3,090,675
	Lennar Corporation
3,290,000	4.125%, 1/15/2022	3,277,662
1,270,000	4.500%, 4/30/2024	1,238,250
1,410,000	4.750%, 5/30/2025	1,371,225
	Live Nation Entertainment, Inc.
2,935,000	4.875%, 11/1/2024[e]	2,872,631
470,000	5.625%, 3/15/2026[e]	468,825
	LKQ Corporation
3,495,000	4.750%, 5/15/2023	3,465,467
	Mattamy Group Corporation
2,820,000	6.875%, 12/15/2023[e]	2,897,550
930,000	6.500%, 10/1/2025[e]	927,675
	Navistar International Corporation
3,000,000	6.625%, 11/1/2025[e]	3,112,500
	New Red Finance, Inc.
2,090,000	5.000%, 10/15/2025[e]	2,010,977
	Prime Security Services Borrower, LLC
2,433,000	9.250%, 5/15/2023[e]	2,612,434
	RHP Hotel Properties, LP
710,000	5.000%, 4/15/2021	714,438
840,000	5.000%, 4/15/2023	845,250
	Rite Aid Corporation
2,840,000	6.125%, 4/1/2023[e,f]	2,893,250
	Scientific Games International, Inc.
2,060,000	6.625%, 5/15/2021	2,101,200
2,350,000	10.000%, 12/1/2022	2,532,149
	Seminole Indian Tribe of Florida
1,845,000	7.804%, 10/1/2020*	1,845,000
	ServiceMaster Company, LLC
2,330,000	5.125%, 11/15/2024[e]	2,269,420
	Six Flags Entertainment Corporation
4,645,000	4.875%, 7/31/2024[e]	4,528,875
	Station Casinos, LLC
470,000	5.000%, 10/1/2025[e]	450,025
	Studio City Finance, Ltd.
2,335,000	8.500%, 12/1/2020[e]	2,375,863
	Toll Brothers Finance Corporation
2,340,000	4.875%, 11/15/2025	2,322,450
	Tunica-Biloxi Gaming Authority
5,535,183	3.780%, 12/15/2020*	1,494,499
	Wabash National Corporation
2,795,000	5.500%, 10/1/2025[e]	2,725,125
	Wyndham Worldwide Corporation
970,000	4.500%, 4/1/2027	959,618
	Yum! Brands, Inc.
1,910,000	5.250%, 6/1/2026[e]	1,919,550

	Total	97,672,446

Consumer Non-Cyclical (10.0%)
	Air Medical Merger Sub Corporation
2,810,000	6.375%, 5/15/2023[e,f]	2,690,575
	Albertsons Companies, LLC
3,630,000	6.625%, 6/15/2024	3,384,939
	Alliance One International, Inc.
2,700,000	9.875%, 7/15/2021	2,558,250
	Cott Holdings, Inc.
1,862,000	5.500%, 4/1/2025[e]	1,848,035
	Energizer Holdings, Inc.
3,760,000	5.500%, 6/15/2025[e]	3,731,800
	HCA, Inc.
2,355,000	6.500%, 2/15/2020	2,460,975
4,190,000	5.875%, 3/15/2022	4,415,212
1,640,000	4.750%, 5/1/2023	1,652,152
3,295,000	5.375%, 2/1/2025	3,278,525
	JBS USA, LLC
2,750,000	5.875%, 7/15/2024[e]	2,667,500
3,030,000	5.750%, 6/15/2025[e]	2,847,291

The accompanying Notes to Financial Statements are an integral part of this schedule.

30

HIGH YIELD FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (91.6%)	Value
Consumer Non-Cyclical (10.0%) - continued
	Mallinckrodt International Finance SA
$1,745,000	5.625%, 10/15/2023[e,f]	$1,365,462
	MPH Acquisition Holdings, LLC
3,810,000	7.125%, 6/1/2024[e]	3,878,237
	Pilgrim’s Pride Corporation
2,785,000	5.750%, 3/15/2025[e]	2,722,337
	Post Holdings, Inc.
1,410,000	5.500%, 3/1/2025[e]	1,385,325
2,775,000	5.000%, 8/15/2026[e]	2,601,562
	Simmons Foods, Inc.
3,050,000	5.750%, 11/1/2024[e]	2,597,563
	Spectrum Brands, Inc.
3,720,000	5.750%, 7/15/2025	3,716,466
	Teleflex, Inc.
2,225,000	5.250%, 6/15/2024	2,258,375
	Tenet Healthcare Corporation
2,750,000	6.000%, 10/1/2020	2,848,093
470,000	7.500%, 1/1/2022[e]	495,263
	Teva Pharmaceutical Finance Netherlands III BV
930,000	3.150%, 10/1/2026	740,513
930,000	6.750%, 3/1/2028[e,f]	917,684
	Valeant Pharmaceuticals International, Inc.
1,410,000	5.625%, 12/1/2021[e]	1,364,175
2,400,000	7.250%, 7/15/2022[e]	2,420,760
6,890,000	5.500%, 3/1/2023[e]	6,231,144
2,325,000	5.875%, 5/15/2023[e]	2,125,922
	VPII Escrow Corporation
2,830,000	7.500%, 7/15/2021[e]	2,875,988

	Total	72,080,123

Energy (15.7%)
	Alliance Resource Operating Partners, LP
2,330,000	7.500%, 5/1/2025[e]	2,458,150
	Antero Resources Corporation
1,415,000	5.125%, 12/1/2022	1,422,075
2,360,000	5.625%, 6/1/2023	2,410,150
	California Resources Corporation
3,750,000	8.000%, 12/15/2022[e,f]	3,225,000
	Centennial Resource Production, LLC
2,555,000	5.375%, 1/15/2026[e]	2,535,837
	Cheniere Corpus Christi Holdings, LLC
1,800,000	7.000%, 6/30/2024	1,966,500
4,195,000	5.875%, 3/31/2025	4,324,877
	Cheniere Energy Partners, LP
1,865,000	5.250%, 10/1/2025[e]	1,823,037
	Chesapeake Energy Corporation
3,054,000	8.000%, 1/15/2025[e,f]	2,960,853
	Continental Resources, Inc.
3,330,000	5.000%, 9/15/2022	3,379,950
2,390,000	4.500%, 4/15/2023	2,419,875
	CrownRock Finance, Inc.
3,250,000	5.625%, 10/15/2025[e]	3,209,375
	Diamondback Energy, Inc.
2,612,000	4.750%, 11/1/2024	2,598,156
	Endeavor Energy Resources, LP
600,000	5.500%, 1/30/2026[e]	603,000
2,325,000	5.750%, 1/30/2028[e]	2,336,625
	Energy Transfer Equity, LP
1,970,000	4.250%, 3/15/2023	1,901,050
3,755,000	5.500%, 6/1/2027	3,755,000
	Ensco plc
3,260,000	4.500%, 10/1/2024	2,652,825
	Hornbeck Offshore Services, Inc.
1,885,000	5.875%, 4/1/2020	1,215,825
1,410,000	5.000%, 3/1/2021	789,600
	MEG Energy Corporation
1,990,000	6.375%, 1/30/2023[e]	1,791,000
	MPLX, LP
4,315,000	4.875%, 12/1/2024	4,468,326
	Murphy Oil Corporation
1,190,000	6.875%, 8/15/2024	1,259,912
1,630,000	5.750%, 8/15/2025	1,625,925
	Nabors Industries, Inc.
2,800,000	5.750%, 2/1/2025[e]	2,653,000
	Noble Holding International, Ltd.
1,880,000	7.750%, 1/15/2024[f]	1,762,500
	ONEOK, Inc.
2,325,000	7.500%, 9/1/2023	2,692,936
	Parsley Energy, LLC
2,800,000	5.625%, 10/15/2027[e]	2,835,000
	Plains All American Pipeline, LP
2,795,000	4.650%, 10/15/2025	2,797,487
	Precision Drilling Corporation
1,060,000	7.750%, 12/15/2023	1,103,725
1,150,000	5.250%, 11/15/2024	1,083,530
930,000	7.125%, 1/15/2026[e]	939,300
	Rowan Companies, Inc.
3,025,000	4.875%, 6/1/2022	2,798,125
	Sabine Pass Liquefaction, LLC
1,915,000	5.625%, 3/1/2025	2,038,559
2,380,000	5.875%, 6/30/2026	2,582,385
	Sanchez Energy Corporation
1,640,000	6.125%, 1/15/2023[f]	1,184,408
2,330,000	7.250%, 2/15/2023[e,f]	2,353,300
	Southwestern Energy Company
3,715,000	7.500%, 4/1/2026	3,817,163
	Sunoco, LP
2,325,000	4.875%, 1/15/2023[e]	2,288,893
910,000	5.500%, 2/15/2026[e]	878,150
	Tallgrass Energy Partners, LP
5,635,000	5.500%, 1/15/2028[e]	5,620,913
	Transocean, Inc.
930,000	7.500%, 1/15/2026[e]	939,300
3,255,000	7.500%, 4/15/2031	3,010,875
	Weatherford International, Ltd.
930,000	7.750%, 6/15/2021[f]	916,050
2,145,000	4.500%, 4/15/2022[f]	1,898,325
	Whiting Petroleum Corporation
2,790,000	6.625%, 1/15/2026[e]	2,859,750
	Williams Companies, Inc.
4,655,000	4.550%, 6/24/2024	4,637,544
	WPX Energy, Inc.
2,790,000	8.250%, 8/1/2023	3,166,650

	Total	113,990,791

The accompanying Notes to Financial Statements are an integral part of this schedule.

31

HIGH YIELD FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (91.6%)	Value
Financials (7.2%)
	Aircastle, Ltd.
$1,680,000	5.000%, 4/1/2023	$1,726,200
2,953,000	4.125%, 5/1/2024	2,893,940
	Ally Financial, Inc.
3,630,000	4.125%, 3/30/2020	3,648,150
3,500,000	5.750%, 11/20/2025[f]	3,609,375
	ASP AMC Merger Sub, Inc.
4,800,000	8.000%, 5/15/2025[e]	4,308,000
	Avolon Holdings, Ltd.
930,000	5.500%, 1/15/2023[e]	927,675
	Centene Escrow Corporation
4,060,000	6.125%, 2/15/2024	4,253,662
	CyrusOne, LP
1,630,000	5.000%, 3/15/2024	1,634,075
	Drawbridge Special Opportunities Fund, LP
3,215,000	5.000%, 8/1/2021[e]	3,231,604
	Icahn Enterprises, LP
1,850,000	6.000%, 8/1/2020	1,889,313
1,630,000	6.250%, 2/1/2022	1,662,600
1,700,000	6.375%, 12/15/2025	1,706,375
	Iron Mountain, Inc.
1,860,000	5.750%, 8/15/2024	1,836,750
	MPT Operating Partnership, LP
2,640,000	5.500%, 5/1/2024	2,673,000
1,160,000	5.000%, 10/15/2027	1,099,100
	Park Aerospace Holdings, Ltd.
1,395,000	5.250%, 8/15/2022[e]	1,386,281
2,000,000	4.500%, 3/15/2023[e]	1,915,000
1,860,000	5.500%, 2/15/2024[e]	1,806,525
	Quicken Loans, Inc.
5,145,000	5.750%, 5/1/2025[e]	5,042,100
1,860,000	5.250%, 1/15/2028[e]	1,697,250
	VEREIT Operating Partnership, LP
3,556,000	4.875%, 6/1/2026	3,528,276

	Total	52,475,251

Foreign Government (0.4%)
	Argentina Government International Bond
2,820,000	6.875%, 1/26/2027	2,805,900

	Total	2,805,900

Technology (5.9%)
	Alliance Data Systems Corporation
6,120,000	5.375%, 8/1/2022[e]	6,150,600
	Anixter, Inc.
2,045,000	5.125%, 10/1/2021	2,096,125
	CommScope Technologies Finance, LLC
4,225,000	6.000%, 6/15/2025[e]	4,351,750
	Diamond Finance Corporation
950,000	5.875%, 6/15/2021[e]	977,259
1,430,000	7.125%, 6/15/2024[e]	1,522,950
	First Data Corporation
1,690,000	7.000%, 12/1/2023[e]	1,768,382
	Harland Clarke Holdings Corporation
3,510,000	8.375%, 8/15/2022[e]	3,588,975
	Inception Merger Sub, Inc.
4,655,000	8.625%, 11/15/2024[e,f]	4,719,006
	Iron Mountain, Inc.
3,255,000	5.250%, 3/15/2028[e]	3,063,769
	Plantronics, Inc.
2,110,000	5.500%, 5/31/2023[e]	2,110,000
	Seagate HDD Cayman
3,885,000	4.750%, 1/1/2025	3,766,412
	Sensata Technologies BV
4,130,000	4.875%, 10/15/2023[e]	4,145,488
	Western Digital Corporation
4,600,000	4.750%, 2/15/2026	4,533,875

	Total	42,794,591

Transportation (1.1%)
	United Continental Holdings, Inc.
2,000,000	4.250%, 10/1/2022	1,948,000
	XPO Logistics, Inc.
4,290,000	6.500%, 6/15/2022[e]	4,429,425
1,430,000	6.125%, 9/1/2023[e]	1,480,050

	Total	7,857,475

Utilities (4.3%)
	AES Corporation
2,325,000	4.500%, 3/15/2023	2,336,625
2,140,000	5.500%, 4/15/2025	2,188,150
	Covanta Holding Corporation
1,650,000	6.375%, 10/1/ 2022	1,685,063
1,400,000	5.875%, 7/1/2025	1,361,500
	Dynegy, Inc.
3,255,000	8.125%, 1/30/2026[e]	3,572,363
	Electricite de France SA
2,500,000	5.250%, 1/29/2023[b,e,i]	2,506,650
	Enterprise Products Operating, LLC
3,720,000	5.481%, (LIBOR 3M + 3.708%), 5/1/2018[b]	3,734,731
	NGPL Pipeco, LLC
3,715,000	4.875%, 8/15/2027[e]	3,611,678
	NRG Energy, Inc.
1,400,000	6.250%, 5/1/2024	1,447,250
1,320,000	7.250%, 5/15/2026	1,409,100
	Talen Energy Supply, LLC
1,860,000	6.500%, 6/1/2025[f]	1,357,800
	TerraForm Power Operating, LLC
1,860,000	4.250%, 1/31/2023[e]	1,776,300
1,860,000	5.000%, 1/31/2028[e]	1,741,425
	Tesoro Logistics, LP
2,000,000	5.250%, 1/15/2025	2,055,000

	Total	30,783,635

	Total Long-Term Fixed Income (cost $670,221,510)	663,470,432

Shares	Preferred Stock (0.9%)	Value
Energy (0.2%)
117,567	Crestwood Equity Partners, LP, 9.250%[i,j,k]	1,116,887

	Total	1,116,887

The accompanying Notes to Financial Statements are an integral part of this schedule.

32

HIGH YIELD FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Shares	Preferred Stock (0.9%)	Value
Financials (0.7%)
1,400	Bank of America Corporation, Convertible, 7.250%[i]	$1,782,200
47,000	Federal National Mortgage Association, 0.000%[f,i,k]	300,800
2,327	Wells Fargo & Company, Convertible, 7.500%[i]	2,979,979

	Total	5,062,979

	Total Preferred Stock (cost $6,437,995)	6,179,866

Shares	Registered Investment Companies (0.5%)	Value
Equity Funds/Exchange Traded Funds (0.5%)
25,604	Energy Select Sector SPDR Fund	1,889,831
53,000	SPDR S&P Oil & Gas Exploration & Production ETF[f]	2,087,140

	Total	3,976,971

	Total Registered Investment Companies (cost $3,360,650)	3,976,971

Shares	Common Stock (<0.1%)	Value
Consumer Discretionary (<0.1%)
367	Lear Corporation	68,618

	Total	68,618

Industrials (<0.1%)
917,195	Abengoa SA, Class Ak	17,722
9,178,073	Abengoa SA, Class Bk	110,834

	Total	128,556

	Total Common Stock (cost $306,907)	197,174

Shares	Collateral Held for Securities Loaned (7.4%)	Value
53,827,307	Thrivent Cash Management Trust	53,827,307

	Total Collateral Held for Securities Loaned (cost $53,827,307)	53,827,307

Shares or Principal Amount	Short-Term Investments (3.5%)	Value
2,525,511	Thrivent Core Short-Term Reserve Fund 2.120%	25,255,110

	Total Short-Term Investments (cost $25,255,110)	25,255,110

	Total Investments (cost $779,776,224) 106.6%	$772,531,348

	Other Assets and Liabilities, Net (6.6%)	(48,155,000)

	Total Net Assets 100.0%	$724,376,348

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b

Denotes variable rate securities. The rate shown is as of April 30, 2018. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

c

Denotes payment-in-kind security. The security paid an interest or dividend payment with additional fixed income or equity securities in lieu of, or in addition to a cash payment. The cash rate and/or payment-in-kind rate shown are as of April 30, 2018.

d	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of April 30, 2018.
e

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of April 30, 2018, the value of these investments was $361,669,854 or 49.9% of total net assets.

f	All or a portion of the security is on loan.
g	Defaulted security. Interest is not being accrued.
h	In bankruptcy. Interest is not being accrued.
i	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
j	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
k	Non-income producing security.
*

Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in High Yield Fund as of April 30, 2018 was $8,100,328 or 1.1% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of April 30, 2018.

Security	Acquisition Date	Cost
Digicel, Ltd., 4/15/2021	3/19/2013	$4,950,830
Midwest Vanadium, Pty. Ltd., 2/15/2019	2/9/2011	2,714,489
Seminole Indian Tribe of Florida, 10/1/2020	7/8/2010	1,808,705
Tunica-Biloxi Gaming Authority, 12/15/2020	11/8/2005	4,472,116

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent High Yield Fund as of April 30, 2018:

Securities Lending Transactions
Common Stock	$1,980,814
Taxable Debt Security	49,234,151
Preferred Stock	285,286

Total lending	$51,500,251
Gross amount payable upon return of collateral for securities loaned	$53,827,307

Net amounts due to counterparty	$2,327,056

The accompanying Notes to Financial Statements are an integral part of this schedule.

33

HIGH YIELD FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Definitions:

ETF	-	Exchange Traded Fund
PIK	-	Payment-In-Kind
Ser.	-	Series
SPDR	-	S&P Depository Receipts, which are exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.

Reference Rate Index:

LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month

The accompanying Notes to Financial Statements are an integral part of this schedule.

34

INCOME FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Bank Loans (2.2%)[a]	Value
Basic Materials (0.1%)
	Big River Steel, LLC, Term Loan
$149,250	7.302%, (LIBOR 3M + 5.000%), 8/15/2023[b,c]	$151,489
	Contura Energy, Inc., Term Loan
135,100	6.910%, (LIBOR 1M + 5.000%), 3/17/2024[b]	134,931
	Ineos US Finance, LLC, Term Loan
109,725	3.901%, (LIBOR 1M + 2.000%), 3/31/2024[b]	110,015
	Tronox Finance, LLC, Term Loan
135,706	5.302%, (LIBOR 3M + 3.000%), 9/14/2024[b]	137,085
313,169	5.302%, (LIBOR 3M + 3.000%), 9/14/2024[b]	316,350

	Total	849,870

Capital Goods (0.2%)
	Advanced Disposal Services, Inc., Term Loan
287,276	3.998%, (LIBOR 1W + 2.250%), 11/10/2023[b]	288,951
	Cortes NP Intermediate Holding II Corporation, Term Loan
404,187	5.887%, (LIBOR 1M + 4.000%), 11/30/2023[b]	403,512
	Sterigenics-Nordion Holdings, LLC, Term Loan
795,217	4.901%, (LIBOR 1M + 3.000%), 5/15/2022[b]	799,193

	Total	1,491,656

Communications Services (0.8%)
	Altice Financing SA, Term Loan
138,600	5.098%, (LIBOR 1M + 2.250%), 7/15/2025[b]	137,106
	Cengage Learning Acquisitions, Term Loan
493,005	6.147%, (LIBOR 1M + 4.250%), 6/7/2023[b]	440,317
	CenturyLink, Inc., Term Loan
408,975	4.651%, (LIBOR 1M + 2.750%), 1/31/2025[b]	402,669
	Frontier Communications Corporation, Term Loan
272,938	5.660%, (LIBOR 1M + 3.750%), 6/1/2024[b]	269,441
	Hargray Merger Subsidiary Corporation, Term Loan
218,736	4.901%, (LIBOR 1M + 3.000%), 3/24/2024[b,d,e]	219,351
	Intelsat Jackson Holdings SA, Term Loan
185,000	5.706%, (LIBOR 3M + 3.750%), 11/27/2023[b]	186,099
	Level 3 Financing, Inc., Term Loan
515,000	4.148%, (LIBOR 1M + 2.250%), 2/22/2024[b]	517,147
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
225,000	5.848%, (LIBOR 3M + 3.500%), 1/7/2022[b]	217,687
	McGraw-Hill Global Education Holdings, LLC, Term Loan
712,255	5.901%, (LIBOR 1M + 4.000%), 5/4/2022[b]	697,568
	NEP/NCP Holdco, Inc., Term Loan
326,683	5.552%, (LIBOR 3M + 3.250%), 7/21/2022[b]	326,889
	Radiate Holdco, LLC, Term Loan
608,463	4.901%, (LIBOR 1M + 3.000%), 2/1/2024[b]	601,716
	Sable International Finance, Ltd., Term Loan
595,000	5.151%, (LIBOR 1M + 3.250%), 2/6/2026[b]	598,719
	SFR Group SA, Term Loan
128,700	4.651%, (LIBOR 1M + 2.750%), 6/22/2025[b]	126,425
	Sprint Communications, Inc., Term Loan
623,700	4.438%, (LIBOR 1M + 2.500%), 2/2/2024[b]	625,259
	Univision Communications, Inc., Term Loan
887,882	4.651%, (LIBOR 1M + 2.750%), 3/15/2024[b]	875,043
	Virgin Media Bristol, LLC, Term Loan
355,000	4.397%, (LIBOR 1M + 2.500%), 1/31/2026[b]	356,516
	WideOpenWest Finance, LLC, Term Loan
203,975	5.146%, (LIBOR 1M + 3.250%), 8/6/2023[b]	196,581

	Total	6,794,533

Consumer Cyclical (0.3%)
	Burlington Coat Factory Warehouse Corporation, Term Loan
273,625	4.410%, (LIBOR 1M + 2.500%), 11/9/2024[b]	274,651
	Golden Entertainment, Inc., Term Loan
379,050	4.910%, (LIBOR 1M + 3.000%), 8/15/2024[b]	381,893
	Golden Nugget, Inc., Term Loan
312,618	4.648%, (LIBOR 1M + 2.750%), 10/4/2023[b]	315,131
	Scientific Games International, Inc., Term Loan
550,000	4.726%, (LIBOR 2M + 2.750%), 8/14/2024[b]	553,179
	Stars Group Holdings BV, Term Loan
914,150	5.325%, (LIBOR 3M + 3.000%), 3/29/2025[b]	917,085

	Total	2,441,939

Consumer Non-Cyclical (0.4%)
	Air Medical Group Holdings, Inc., Term Loan
503,738	5.128%, (LIBOR 1M + 3.250%), 4/28/2022[b]	506,004
99,750	6.147%, (LIBOR 1M + 4.250%), 9/26/2024[b]	100,789

The accompanying Notes to Financial Statements are an integral part of this schedule.

35

INCOME FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Bank Loans (2.2%)[a]	Value
Consumer Non-Cyclical (0.4%) - continued
	Albertson’s, LLC, Term Loan
$89,774	4.651%, (LIBOR 1M + 2.750%), 8/25/2021[b]	$88,876
182,963	5.292%, (LIBOR 3M + 3.000%), 12/21/2022[b]	181,478
331,846	4.956%, (LIBOR 3M + 3.000%), 6/22/2023[b]	328,113
	Anmeal Pharmaceuticals LLC, Term Loan
215,000	0.000%, (LIBOR 3M + 3.500%), 3/23/2025[b,d,e]	215,806
	CHS/Community Health Systems, Inc., Term Loan
251,083	5.234%, (LIBOR 3M + 3.250%), 1/27/2021[b]	243,342
	Endo Luxembourg Finance Company I SARL., Term Loan
329,171	6.188%, (LIBOR 1M + 4.250%), 4/27/2024[b]	327,114
	JBS USA LUX SA, Term Loan
509,850	4.678%, (LIBOR 3M + 2.500%), 10/30/2022[b]	509,106
	MPH Acquisition Holdings, LLC, Term Loan
253,713	5.052%, (LIBOR 3M + 2.750%), 6/7/2023[b]	254,946
	Ortho-Clinical Diagnostics, Inc., Term Loan
419,146	5.650%, (LIBOR 1M + 3.750%), 6/30/2021[b]	421,766
	Revlon Consumer Products Corporation, Term Loan
188,091	5.401%, (LIBOR 1M + 3.500%), 9/7/2023[b]	144,673
	Valeant Pharmaceuticals International, Inc., Term Loan
429,496	5.394%, (LIBOR 1M + 3.500%), 4/1/2022[b]	434,062

	Total	3,756,075

Energy (<0.1%)
	Houston Fuel Oil Terminal, LLC, Term Loan
279,816	5.800%, (LIBOR 3M + 3.500%), 8/19/2021[b]	282,441
	MRC Global US, Inc., Term Loan
114,713	5.401%, (LIBOR 1M + 3.500%), 9/15/2024[b]	115,358

	Total	397,799

Financials (0.1%)
	ASP AMC Merger Sub, Inc., Term Loan
408,127	5.802%, (LIBOR 3M + 3.500%), 4/13/2024[b]	409,275
	Avolon TLB Borrower 1 US, LLC, Term Loan
327,525	4.147%, (LIBOR 1M + 2.250%), 4/3/2022[b]	328,026

	Total	737,301

Technology (0.2%)
	First Data Corporation, Term Loan
595,000	4.147%, (LIBOR 1M + 2.250%), 4/26/2024[b]	597,017
	Harland Clarke Holdings Corporation, Term Loan
322,393	7.052%, (LIBOR 3M + 4.750%), 10/31/2023[b]	324,811
	Rackspace Hosting, Inc., Term Loan
332,674	4.787%, (LIBOR 3M + 3.000%), 11/3/2023[b]	331,702
	TNS, Inc., Term Loan
215,152	5.910%, (LIBOR 1M + 4.000%), 8/14/2022[b]	216,138
	Western Digital Corporation, Term Loan
360,498	3.900%, (LIBOR 1M + 2.000%), 4/29/2023[b]	362,430

	Total	1,832,098

Transportation (0.1%)
	Arctic LNG Carriers, Ltd., Term Loan
456,550	6.400%, (LIBOR 1M + 4.500%), 5/18/2023[b]	458,833

	Total	458,833

	Total Bank Loans (cost $18,763,621)	18,760,104

Principal Amount	Long-Term Fixed Income (94.0%)	Value
Asset-Backed Securities (1.8%)
	Babson CLO, Ltd.
1,750,000	3.503%, (LIBOR 3M + 1.150%), 10/17/2026, Ser. 2014-IIA, Class AR*,b	1,751,001
	Carlyle Global Market Strategies CLO, Ltd.
1,400,000	3.548%, (LIBOR 3M + 1.200%), 10/15/2026, Ser. 2014-4A, Class A1R*,b	1,400,997
	Cent CLO 22, Ltd.
1,800,000	3.204%, (LIBOR 3M + 1.410%), 11/7/2026, Ser. 2014-22A, Class A1R*,b	1,800,185
	Delta Air Lines, Inc.
942,593	4.250%, 7/30/2023	952,019
	Dryden 34 Senior Loan Fund CLO
1,532,602	3.508%, (LIBOR 3M + 1.160%), 10/15/2026, Ser. 2014-34A, Class AR*,b	1,533,565
	First Horizon ABS Trust
49,954	2.057%, (LIBOR 1M + 0.160%), 10/25/2034, Ser. 2006-HE1, Class Ab,f	49,055
	GMAC Mortgage Corporation Loan Trust
349,658	2.397%, (LIBOR 1M + 0.500%), 8/25/2035, Ser. 2005-HE1, Class A2[b,f]	370,020
676,161	2.077%, (LIBOR 1M + 0.180%), 12/25/2036, Ser. 2006-HE4, Class A1[b,f]	656,721

The accompanying Notes to Financial Statements are an integral part of this schedule.

36

INCOME FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (94.0%)	Value
Asset-Backed Securities (1.8%) - continued
	IndyMac Seconds Asset-Backed Trust
$759,817	2.237%, (LIBOR 1M + 0.340%), 10/25/2036, Ser. 2006-2B, Class Ab,f	$455,709
	Magnetite XII, Ltd.
1,800,000	3.678%, (LIBOR 3M + 1.330%), 4/15/2027, Ser. 2015-12A, Class AR*,b	1,807,528
	Renaissance Home Equity Loan Trust
1,208,521	5.746%, 5/25/2036, Ser. 2006-1, Class AF6[g]	871,379
	Shackleton, Ltd.
1,800,000	3.718%, (LIBOR 3M + 1.370%), 4/15/2027, Ser. 2015-7A, Class AR*,b	1,801,931
	Symphony CLO XV, Ltd.
1,800,000	3.533%, (LIBOR 3M + 1.180%), 10/17/2026, Ser. 2014-15A, Class AR*,b	1,801,067

	Total	15,251,177

Basic Materials (4.4%)
	Anglo American Capital plc
1,800,000	3.625%, 9/11/2024[h]	1,718,625
2,900,000	4.750%, 4/10/2027[h]	2,895,766
	ArcelorMittal SA
2,900,000	6.125%, 6/1/2025	3,139,250
	Braskem Netherlands Finance BV
2,150,000	4.500%, 1/10/2028[h]	2,015,625
	Chemours Company
360,000	5.375%, 5/15/2027	356,400
	Cleveland-Cliffs, Inc.
360,000	5.750%, 3/1/2025	347,177
	Dow Chemical Company
1,430,000	4.250%, 11/15/2020	1,464,375
1,080,000	3.000%, 11/15/2022	1,051,636
	First Quantum Minerals, Ltd.
360,000	6.500%, 3/1/2024[h]	342,000
	Glencore Funding, LLC
1,820,000	4.125%, 5/30/2023[h]	1,813,266
1,620,000	4.000%, 3/27/2027[h]	1,537,875
	International Paper Company
1,260,000	3.000%, 2/15/2027	1,138,553
	Kinross Gold Corporation
720,000	5.950%, 3/15/2024	750,600
2,950,000	4.500%, 7/15/2027[h]	2,776,038
	Krayton Polymers, LLC
360,000	7.000%, 4/15/2025[h]	371,700
	LyondellBasell Industries NV
600,000	6.000%, 11/15/2021	644,892
	Novelis Corporation
720,000	5.875%, 9/30/2026[h]	714,600
	Packaging Corporation of America
1,550,000	2.450%, 12/15/2020	1,518,685
	Syngenta Finance NV
1,825,000	4.441%, 4/24/2023[h]	1,818,250
	Teck Resources, Ltd.
3,580,000	6.125%, 10/1/2035	3,803,750
	Vale Overseas, Ltd.
229,000	4.375%, 1/11/2022	231,771
1,080,000	6.250%, 8/10/2026	1,191,132
1,100,000	6.875%, 11/21/2036	1,275,340
	Westlake Chemical Corporation
1,800,000	3.600%, 8/15/2026	1,706,113
	WestRock Company
730,000	3.750%, 3/15/2025[h]	716,939
	Weyerhaeuser Company
1,430,000	7.375%, 3/15/2032	1,859,091

	Total	37,199,449

Capital Goods (2.9%)
	AECOM
770,000	5.875%, 10/15/2024	801,840
	Ashtead Capital, Inc.
360,000	4.125%, 8/15/2025[h]	342,000
	BAE Systems plc
1,030,000	4.750%, 10/11/2021[h]	1,070,800
	Berry Global, Inc.
540,000	4.500%, 2/15/2026[h]	515,700
	Bombardier, Inc.
720,000	7.500%, 3/15/2025[h]	748,800
	CNH Industrial Capital, LLC
1,440,000	4.875%, 4/1/2021	1,487,750
	CNH Industrial NV
1,795,000	3.850%, 11/15/2027	1,715,140
	Crown Cork & Seal Company, Inc.
720,000	7.375%, 12/15/2026	801,000
	General Electric Capital Corporation
1,800,000	3.125%, (LIBOR 3M + 1.000%), 3/15/2023[b]	1,817,531
	Huntington Ingalls Industries, Inc.
2,200,000	3.483%, 12/1/2027[h]	2,081,728
	Jeld-Wen, Inc.
360,000	4.625%, 12/15/2025[h]	345,492
	L3 Technologies, Inc.
1,440,000	4.750%, 7/15/2020	1,489,085
720,000	4.950%, 2/15/2021	746,578
	Northrop Grumman Corporation
1,250,000	3.250%, 1/15/2028	1,164,707
	Owens-Brockway Glass Container, Inc.
500,000	5.875%, 8/15/2023[h]	511,250
	Republic Services, Inc.
1,830,000	3.550%, 6/1/2022	1,830,988
	Roper Technologies, Inc.
1,080,000	3.125%, 11/15/2022	1,054,491
1,260,000	3.800%, 12/15/2026	1,234,590
	Textron, Inc.
720,000	4.300%, 3/1/2024	737,346
370,000	3.875%, 3/1/2025	364,652
1,440,000	3.650%, 3/15/2027	1,381,079
	United Rentals North America, Inc.
750,000	5.500%, 7/15/2025	766,875
	Waste Management, Inc.
1,360,000	4.100%, 3/1/2045	1,343,018

	Total	24,352,440

The accompanying Notes to Financial Statements are an integral part of this schedule.

37

INCOME FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (94.0%)	Value
Collateralized Mortgage Obligations (0.5%)
	CitiMortgage Alternative Loan Trust
$664,247	5.750%, 4/25/2037, Ser. 2007-A4, Class 1A5	$625,554
	Countrywide Alternative Loan Trust
860,019	6.000%, 1/25/2037, Ser. 2006-39CB, Class 1A16	840,432
	Wachovia Mortgage Loan Trust, LLC
570,657	3.692%, 5/20/2036, Ser. 2006-A, Class 2A1[b]	516,396
	WaMu Mortgage Pass Through Certificates
567,594	2.187%, (LIBOR 1M + 0.290%), 10/25/2045, Ser. 2005-AR13, Class A1A1[b]	567,133
	Washington Mutual Mortgage Pass Through Certificates Trust
1,501,339	2.128%, (12 MTA + 0.750%), 2/25/2047, Ser. 2007-OA3, Class 2Ab	1,261,617

	Total	3,811,132

Communications Services (9.2%)
	21st Century Fox America, Inc.
1,100,000	7.625%, 11/30/2028	1,373,242
1,190,000	6.400%, 12/15/2035	1,476,591
1,300,000	6.150%, 2/15/2041	1,604,279
	American Tower Corporation
3,000,000	3.450%, 9/15/2021	2,991,186
1,440,000	3.125%, 1/15/2027	1,301,578
	AT&T, Inc.
1,810,000	4.450%, 4/1/2024	1,853,281
3,000,000	3.400%, 8/14/2024	3,030,000
760,000	3.400%, 5/15/2025	722,180
2,880,000	4.250%, 3/1/2027	2,857,568
1,825,000	3.900%, 8/14/2027	1,843,180
1,519,000	4.300%, 2/15/2030[h]	1,468,428
1,250,000	4.900%, 8/15/2037[h]	1,224,015
1,810,000	4.300%, 12/15/2042	1,605,940
1,800,000	4.750%, 5/15/2046	1,672,917
1,800,000	5.450%, 3/1/2047	1,829,923
	Block Communications, Inc.
140,000	6.875%, 2/15/2025[h]	140,700
	CCO Holdings, LLC
720,000	5.500%, 5/1/2026[h]	701,064
	Charter Communications Operating, LLC
1,080,000	4.464%, 7/23/2022	1,100,820
3,325,000	6.484%, 10/23/2045	3,581,501
	Comcast Corporation
1,379,000	4.049%, 11/1/2052	1,251,408
2,260,000	3.375%, 8/15/2025	2,194,220
292,000	6.400%, 5/15/2038	365,641
	Cox Communications, Inc.
1,800,000	3.350%, 9/15/2026[h]	1,687,086
315,000	4.800%, 2/1/2035[h]	308,680
1,400,000	4.700%, 12/15/2042[h]	1,283,835
	Crown Castle International Corporation
540,000	3.400%, 2/15/2021	540,347
2,340,000	5.250%, 1/15/2023	2,467,866
1,300,000	3.150%, 7/15/2023	1,251,264
	Digicel, Ltd.
720,000	6.000%, 4/15/2021*	684,900
	Discovery Communications, LLC
1,170,000	3.500%, 6/15/2022[h]	1,157,208
900,000	4.900%, 3/11/2026	922,533
2,160,000	5.200%, 9/20/2047	2,112,470
	Gray Television, Inc.
360,000	5.125%, 10/15/2024[h]	343,350
	Level 3 Financing, Inc.
720,000	5.125%, 5/1/2023	712,800
360,000	5.250%, 3/15/2026	348,192
	Omnicom Group, Inc.
2,380,000	4.450%, 8/15/2020	2,443,334
560,000	3.650%, 11/1/2024	548,841
	Outdoor Americas Capital, LLC
360,000	5.625%, 2/15/2024	363,600
	SES Global Americas Holdings GP
1,820,000	2.500%, 3/25/2019[h]	1,807,099
	SFR Group SA
720,000	6.000%, 5/15/2022[h]	711,864
	Sprint Communications, Inc.
710,000	7.000%, 3/1/2020[h]	749,192
	Sprint Corporation
540,000	7.125%, 6/15/2024	556,033
	Telecom Italia SPA
1,800,000	5.303%, 5/30/2024[h]	1,833,300
	Telefonica Emisiones SAU
1,800,000	4.665%, 3/6/2038	1,780,659
	Time Warner Cable, Inc.
2,200,000	4.125%, 2/15/2021	2,218,782
	Time Warner Entertainment Company, LP
2,380,000	8.375%, 3/15/2023	2,802,247
	Time Warner, Inc.
790,000	4.750%, 3/29/2021	821,129
	Verizon Communications, Inc.
1,260,000	3.500%, 11/1/2024	1,237,316
1,080,000	5.250%, 3/16/2037	1,120,983
2,170,000	4.862%, 8/21/2046	2,113,191
2,747,000	4.522%, 9/15/2048	2,536,749
	Viacom, Inc.
2,500,000	6.875%, 4/30/2036	2,898,807
	Virgin Media Secured Finance plc
720,000	5.250%, 1/15/2026[h]	685,800
	Zayo Group, LLC
360,000	5.750%, 1/15/2027[h]	357,300

	Total	77,596,419

Consumer Cyclical (4.2%)
	Amazon.com, Inc.
900,000	3.150%, 8/22/2027[h]	861,593
2,520,000	4.050%, 8/22/2047[h]	2,487,178
	American Axle & Manufacturing, Inc.
360,000	6.250%, 4/1/2025[i]	359,892
	Cinemark USA, Inc.
360,000	4.875%, 6/1/2023	355,950
	Daimler Finance North America, LLC
1,100,000	3.203%, (LIBOR 3M + 0.550%), 5/4/2021[b,e,h]	1,100,000
	Dana, Inc.
360,000	6.000%, 9/15/2023	372,600

The accompanying Notes to Financial Statements are an integral part of this schedule.

38

INCOME FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (94.0%)	Value
Consumer Cyclical (4.2%) - continued
	Ford Motor Credit Company, LLC
$800,000	2.597%, 11/4/2019	$793,545
1,100,000	3.470%, 4/5/2021	1,094,948
1,800,000	2.979%, 8/3/2022	1,728,912
1,425,000	4.250%, 9/20/2022	1,438,591
1,150,000	3.096%, 5/4/2023	1,096,070
	General Motors Company
770,000	5.000%, 4/1/2035	743,012
	General Motors Financial Company, Inc.
1,900,000	3.450%, 4/10/2022	1,874,761
2,170,000	3.700%, 5/9/2023	2,133,807
1,490,000	4.000%, 1/15/2025	1,451,491
	Hanesbrands, Inc.
360,000	4.625%, 5/15/2024[h]	346,500
	Hertz Corporation
360,000	7.625%, 6/1/2022[h]	366,300
	Home Depot, Inc.
540,000	2.125%, 9/15/2026	481,200
1,820,000	4.250%, 4/1/2046	1,854,184
	Hyundai Capital America
1,050,000	3.000%, 3/18/2021[h]	1,030,581
2,150,000	2.450%, 6/15/2021[h]	2,073,160
	Hyundai Capital Services, Inc.
1,080,000	3.000%, 3/6/2022[h]	1,044,787
	L Brands, Inc.
380,000	5.625%, 2/15/2022	394,288
	Lennar Corporation
1,270,000	2.950%, 11/29/2020[h]	1,236,612
	Live Nation Entertainment, Inc.
720,000	4.875%, 11/1/2024[h]	704,700
	Macy’s Retail Holdings, Inc.
300,000	3.875%, 1/15/2022	298,610
475,000	2.875%, 2/15/2023	444,541
1,100,000	6.790%, 7/15/2027	1,160,652
725,000	6.700%, 9/15/2028	753,685
	Mattamy Group Corporation
360,000	6.500%, 10/1/2025[h]	359,100
	McDonald’s Corporation
1,825,000	4.450%, 3/1/2047	1,821,807
	MGM Growth Properties Operating Partnership, LP
360,000	4.500%, 9/1/2026	339,880
	Scientific Games International, Inc.
360,000	5.000%, 10/15/2025[h]	347,742
	Six Flags Entertainment Corporation
360,000	4.875%, 7/31/2024[h]	351,000
	Visa, Inc.
1,640,000	3.150%, 12/14/2025	1,597,693
	Yum! Brands, Inc.
360,000	5.000%, 6/1/2024[h]	358,650

	Total	35,258,022

Consumer Non-Cyclical (10.7%)
	Abbott Laboratories
2,880,000	3.750%, 11/30/2026	2,836,941
810,000	4.750%, 11/30/2036	856,068
1,500,000	6.000%, 4/1/2039	1,798,829
1,080,000	4.900%, 11/30/2046	1,159,944
	AbbVie, Inc.
2,540,000	3.200%, 5/14/2026	2,376,572
1,850,000	4.500%, 5/14/2035	1,827,477
1,850,000	4.700%, 5/14/2045	1,814,760
	Albertsons Companies, LLC
360,000	6.625%, 6/15/2024	335,696
	Amgen, Inc.
4,300,000	3.200%, 11/2/2027	4,015,146
1,080,000	4.400%, 5/1/2045	1,047,531
	Anheuser-Busch InBev Finance, Inc.
1,430,000	3.300%, 2/1/2023	1,418,531
2,530,000	3.650%, 2/1/2026	2,470,080
1,790,000	4.700%, 2/1/2036	1,839,467
	Anheuser-Busch InBev Worldwide, Inc.
930,000	3.750%, 1/15/2022	945,329
725,000	3.500%, 1/12/2024	721,215
2,175,000	4.000%, 4/13/2028	2,162,571
2,900,000	4.600%, 4/15/2048	2,859,909
	BAT Capital Corporation
540,000	2.297%, 8/14/2020[h]	528,302
1,800,000	3.222%, 8/15/2024[h]	1,708,296
	Baxalta, Inc.
2,925,000	4.000%, 6/23/2025	2,859,867
	Becton, Dickinson and Company
1,550,000	2.944%, (LIBOR 3M + 0.875%), 12/29/2020[b]	1,553,817
1,880,000	3.125%, 11/8/2021	1,849,269
1,080,000	3.363%, 6/6/2024	1,038,686
1,080,000	3.734%, 12/15/2024	1,052,787
	Boston Scientific Corporation
1,340,000	3.375%, 5/15/2022	1,328,543
	Bunge, Ltd. Finance Corporation
1,470,000	8.500%, 6/15/2019	1,554,415
1,080,000	3.500%, 11/24/2020	1,080,637
	Campbell Soup Company
1,800,000	3.950%, 3/15/2025	1,775,222
	Cardinal Health, Inc.
720,000	3.079%, 6/15/2024	681,183
	Celgene Corporation
1,090,000	3.250%, 8/15/2022	1,071,674
	Constellation Brands, Inc.
360,000	3.500%, 5/9/2027	340,819
	CVS Health Corporation
1,130,000	4.750%, 12/1/2022	1,176,402
1,825,000	4.100%, 3/25/2025	1,817,020
900,000	3.875%, 7/20/2025	884,941
3,000,000	4.780%, 3/25/2038	2,959,158
	Forest Laboratories, Inc.
1,450,000	5.000%, 12/15/2021[h]	1,503,068
	H. J. Heinz Company
1,880,000	3.500%, 7/15/2022	1,864,442
1,140,000	5.200%, 7/15/2045	1,128,365
	HCA, Inc.
1,080,000	4.750%, 5/1/2023	1,088,003
	Imperial Tobacco Finance plc
1,310,000	3.750%, 7/21/2022[h]	1,310,747
	JBS USA, LLC
370,000	7.250%, 6/1/2021[h]	372,775
	Johnson & Johnson
1,800,000	2.900%, 1/15/2028	1,703,076
	Kraft Heinz Foods Company
720,000	3.000%, 6/1/2026	652,973

The accompanying Notes to Financial Statements are an integral part of this schedule.

39

INCOME FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (94.0%)	Value
Consumer Non-Cyclical (10.7%) - continued
	Kroger Company
$1,800,000	2.650%, 10/15/2026[i]	$1,591,524
	Mallinckrodt International Finance SA
360,000	5.625%, 10/15/2023[h,i]	281,700
	Mylan, Inc.
1,080,000	3.125%, 1/15/2023[h]	1,032,278
1,260,000	4.550%, 4/15/2028[h]	1,233,574
	Newell Rubbermaid, Inc.
1,550,000	3.850%, 4/1/2023	1,536,494
	Pernod Ricard SA
2,370,000	5.750%, 4/7/2021[h]	2,526,064
	Post Holdings, Inc.
540,000	5.750%, 3/1/2027[h]	527,094
	Reckitt Benckiser Treasury Services plc
720,000	2.750%, 6/26/2024[h]	678,481
900,000	3.000%, 6/26/2027[h]	831,555
	Reynolds American, Inc.
940,000	5.850%, 8/15/2045	1,054,642
	Shire Acquisitions Investments Ireland Designated Activity Company
1,800,000	2.875%, 9/23/2023	1,697,630
	Smithfield Foods, Inc.
4,500,000	2.650%, 10/3/2021[h]	4,285,110
	Teva Pharmaceutical Finance Netherlands III BV
1,850,000	6.000%, 4/15/2024[h]	1,794,455
2,170,000	3.150%, 10/1/2026	1,727,863
	Thermo Fisher Scientific, Inc.
2,170,000	3.000%, 4/15/2023	2,101,737
720,000	2.950%, 9/19/2026	665,696
	Tyson Foods, Inc.
720,000	3.550%, 6/2/2027	683,142
	Valeant Pharmaceuticals International, Inc.
360,000	5.875%, 5/15/2023[h]	329,175
	VPII Escrow Corporation
360,000	7.500%, 7/15/2021[h]	365,850

	Total	90,314,617

Energy (9.8%)
	Andeavor Logistics, LP
1,450,000	3.500%, 12/1/2022	1,426,068
	BP Capital Markets plc
1,510,000	3.814%, 2/10/2024	1,528,367
910,000	3.119%, 5/4/2026	870,539
1,440,000	3.017%, 1/16/2027	1,357,933
	Canadian Natural Resources, Ltd.
900,000	3.850%, 6/1/2027	869,674
900,000	6.250%, 3/15/2038	1,073,844
	Cenovus Energy, Inc.
1,800,000	6.750%, 11/15/2039	2,040,607
1,183,000	5.200%, 9/15/2043	1,131,985
	Centennial Resource Production, LLC
360,000	5.375%, 1/15/2026[h]	357,300
	Cheniere Corpus Christi Holdings, LLC
540,000	5.125%, 6/30/2027	526,500
	Continental Resources, Inc.
720,000	3.800%, 6/1/2024	702,000
	El Paso Pipeline Partners Operating Company, LLC
1,650,000	5.000%, 10/1/2021	1,711,442
720,000	4.700%, 11/1/2042	653,837
	Enbridge Energy Partners, LP
1,450,000	5.200%, 3/15/2020	1,497,252
1,080,000	7.375%, 10/15/2045	1,387,024
	Enbridge, Inc.
900,000	3.700%, 7/15/2027	847,548
	Energy Transfer Equity, LP
565,000	5.500%, 6/1/2027	565,000
	Energy Transfer Partners, LP
2,520,000	4.200%, 4/15/2027	2,402,306
	EnLink Midstream Partners, LP
720,000	4.150%, 6/1/2025	696,787
540,000	4.850%, 7/15/2026	539,343
	Enterprise Products Operating, LLC
1,010,000	3.700%, 2/15/2026	987,734
1,800,000	4.875%, 8/16/2077[b]	1,755,000
	EQT Corporation
720,000	3.000%, 10/1/2022	695,812
2,600,000	3.900%, 10/1/2027	2,473,493
	Hess Corporation
451,000	3.500%, 7/15/2024	430,926
1,800,000	7.300%, 8/15/2031	2,138,582
	Hornbeck Offshore Services, Inc.
940,000	5.000%, 3/1/2021	526,400
	Kinder Morgan, Inc.
720,000	5.000%, 2/15/2021[h]	745,376
1,825,000	5.200%, 3/1/2048	1,781,703
	Marathon Oil Corporation
1,800,000	4.400%, 7/15/2027	1,812,310
	Marathon Petroleum Corporation
1,780,000	6.500%, 3/1/2041	2,130,734
	MPLX, LP
1,450,000	4.875%, 6/1/2025	1,499,826
1,080,000	5.200%, 3/1/2047	1,101,256
	Murphy Oil Corporation
360,000	5.750%, 8/15/2025	359,100
	Nabors Industries, Inc.
360,000	5.750%, 2/1/2025[h]	341,100
	NiSource Finance Corporation
1,080,000	4.375%, 5/15/2047	1,062,774
	Noble Energy, Inc.
1,800,000	6.000%, 3/1/2041	2,027,978
720,000	5.050%, 11/15/2044	743,877
	ONEOK Partners, LP
2,000,000	3.800%, 3/15/2020	2,011,592
	ONEOK, Inc.
1,600,000	7.500%, 9/1/2023	1,853,203
	Petrobras Global Finance BV
2,520,000	5.299%, 1/27/2025[h]	2,476,530
1,080,000	7.375%, 1/17/2027	1,158,300
	Petroleos Mexicanos
540,000	5.375%, 3/13/2022	558,576
1,080,000	4.625%, 9/21/2023	1,065,928
	Phillips 66
1,050,000	3.900%, 3/15/2028	1,031,236
	Pioneer Natural Resources Company
1,850,000	3.950%, 7/15/2022	1,876,475

The accompanying Notes to Financial Statements are an integral part of this schedule.

40

INCOME FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (94.0%)	Value
Energy (9.8%) - continued
	Plains All American Pipeline, LP
$1,550,000	5.000%, 2/1/2021	$1,595,147
1,800,000	3.650%, 6/1/2022	1,766,176
	Regency Energy Partners, LP
1,100,000	5.875%, 3/1/2022	1,166,424
2,360,000	5.000%, 10/1/2022	2,436,363
	Rowan Companies, Inc.
360,000	4.875%, 6/1/2022	333,000
	Sabine Pass Liquefaction, LLC
1,090,000	5.750%, 5/15/2024	1,169,764
	Sanchez Energy Corporation
720,000	7.250%, 2/15/2023[h,i]	727,200
	Sempra Energy
1,800,000	3.250%, 6/15/2027	1,685,836
	SM Energy Company
720,000	5.000%, 1/15/2024	685,800
	Southwestern Energy Company
720,000	7.750%, 10/1/2027	741,600
	Suncor Energy, Inc.
1,080,000	3.600%, 12/1/2024	1,064,616
	Sunoco Logistics Partners Operations, LP
1,800,000	3.450%, 1/15/2023	1,739,393
	Sunoco, LP
360,000	5.500%, 2/15/2026[h]	347,400
	Tallgrass Energy Partners, LP
720,000	5.500%, 1/15/2028[h]	718,200
	Tesoro Corporation
1,440,000	4.750%, 12/15/2023	1,503,662
	Tesoro Logistics, LP
1,120,000	5.500%, 10/15/2019	1,152,144
	TransCanada Trust
720,000	5.300%, 3/15/2077[b]	701,352
	Transocean, Inc.
360,000	7.500%, 1/15/2026[h]	363,600
	Williams Companies, Inc.
1,800,000	7.500%, 1/15/2031	2,173,500
	Williams Partners, LP
1,070,000	4.500%, 11/15/2023	1,089,649
900,000	3.750%, 6/15/2027	845,760
	Woodside Finance, Ltd.
1,870,000	3.650%, 3/5/2025[h]	1,819,784

	Total	82,657,547

Financials (28.1%)
	Aegon NV
1,400,000	2.953%, (USISDA 10Y + 0.100%), 7/15/2018[b,j]	1,232,000
	AerCap Ireland Capital, Ltd.
1,800,000	5.000%, 10/1/2021	1,869,269
540,000	3.950%, 2/1/2022	540,541
	Aflac, Inc.
1,440,000	4.000%, 10/15/2046	1,366,454
	Air Lease Corporation
1,490,000	3.750%, 2/1/2022	1,491,647
740,000	4.250%, 9/15/2024	743,029
	Ally Financial, Inc.
360,000	4.125%, 2/13/2022	357,750
	American International Group, Inc.
1,800,000	4.200%, 4/1/2028	1,784,512
1,370,000	4.500%, 7/16/2044	1,304,482
	Ares Capital Corporation
1,810,000	4.875%, 11/30/2018	1,827,772
1,850,000	3.875%, 1/15/2020	1,858,736
	Associated Banc-Corporation
1,850,000	4.250%, 1/15/2025	1,861,418
	Athene Holding, Ltd.
2,500,000	4.125%, 1/12/2028	2,337,569
	Australia & New Zealand Banking Group, Ltd.
720,000	6.750%, 6/15/2026[b,h,j]	767,700
	Avolon Holdings, Ltd.
360,000	5.500%, 1/15/2023[h]	359,100
	AXA SA
1,420,000	8.600%, 12/15/2030	1,920,550
	Banco Bilbao Vizcaya Argentaria SA
2,200,000	6.125%, 11/16/2027[b,i,j]	2,126,410
	Banco Santander SA
1,000,000	6.375%, 5/19/2019[b,j]	1,013,386
1,200,000	4.379%, 4/12/2028	1,184,848
	Bank of America Corporation
1,080,000	2.328%, 10/1/2021[b]	1,055,284
1,857,000	3.004%, 12/20/2023[b,h]	1,800,984
2,170,000	4.125%, 1/22/2024	2,220,515
1,670,000	4.200%, 8/26/2024	1,672,352
1,640,000	6.500%, 10/23/2024[b,j]	1,738,400
1,800,000	4.000%, 1/22/2025	1,777,615
1,250,000	3.950%, 4/21/2025	1,223,459
730,000	3.875%, 8/1/2025	722,980
1,800,000	3.093%, 10/1/2025[b]	1,713,387
1,050,000	5.875%, 3/10/2026	1,256,106
1,800,000	3.705%, 4/24/2028[b]	1,728,966
1,890,000	4.750%, 4/21/2045	1,919,396
730,000	6.300%, 12/29/2049[b,j]	772,851
	Bank of Montreal
1,100,000	2.802%, (LIBOR 3M + 0.460%), 4/13/2021[b]	1,104,369
	Bank of Nova Scotia
1,800,000	3.125%, 4/20/2021	1,792,846
	Barclays Bank plc
1,090,000	10.179%, 6/12/2021[h]	1,274,924
	Barclays plc
1,800,000	3.250%, 1/12/2021	1,783,733
1,440,000	3.684%, 1/10/2023	1,420,178
720,000	4.836%, 5/9/2028	698,807
	Boston Properties, LP
1,800,000	2.750%, 10/1/2026	1,615,416
	BPCE SA
1,080,000	3.000%, 5/22/2022[h]	1,050,667
735,000	5.700%, 10/22/2023[h]	781,221
810,000	5.150%, 7/21/2024[h]	837,316
	Camden Property Trust
1,860,000	3.500%, 9/15/2024	1,810,640
	Capital One Financial Corporation
2,200,000	3.450%, 4/30/2021	2,199,884
1,810,000	4.200%, 10/29/2025	1,770,005
	Centene Escrow Corporation
360,000	6.125%, 2/15/2024	377,172
	CIT Group, Inc.
180,000	4.125%, 3/9/2021	180,189
180,000	5.250%, 3/7/2025	183,825

The accompanying Notes to Financial Statements are an integral part of this schedule.

41

INCOME FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (94.0%)	Value
Financials (28.1%) - continued
	Citigroup, Inc.
$1,100,000	3.142%, 1/24/2023[b]	$1,079,525
1,440,000	3.436%, (LIBOR 3M + 1.430%), 9/1/2023[b]	1,477,752
2,630,000	4.400%, 6/10/2025	2,625,270
1,695,000	5.500%, 9/13/2025	1,807,471
1,090,000	3.700%, 1/12/2026	1,056,629
1,510,000	4.450%, 9/29/2027	1,497,752
1,440,000	3.887%, 1/10/2028[b]	1,398,210
1,825,000	3.878%, 1/24/2039[b]	1,694,214
	Citizens Bank NA
1,440,000	2.550%, 5/13/2021	1,408,624
720,000	2.650%, 5/26/2022	695,404
	Citizens Financial Group, Inc.
720,000	2.375%, 7/28/2021	696,259
	CNA Financial Corporation
1,130,000	7.250%, 11/15/2023	1,292,944
	Commerzbank AG
1,800,000	8.125%, 9/19/2023[h]	2,081,315
	Compass Bank
925,000	2.750%, 9/29/2019	920,150
	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA
710,000	11.000%, 6/30/2019[b,h,j]	766,800
	CoreStates Capital III
1,360,000	2.409%, (LIBOR 3M + 0.570%), 2/15/2027[b,h]	1,283,500
	Credit Agricole SA
720,000	3.375%, 1/10/2022[h]	710,341
1,430,000	8.125%, 12/23/2025[b,h,j]	1,624,838
1,800,000	4.000%, 1/10/2033[b,h]	1,685,494
	Credit Suisse Group AG
1,800,000	3.574%, 1/9/2023[h]	1,774,916
	Credit Suisse Group Funding, Ltd.
1,810,000	3.125%, 12/10/2020	1,799,122
2,600,000	3.750%, 3/26/2025	2,515,341
	DDR Corporation
1,825,000	4.625%, 7/15/2022	1,876,723
	Deutsche Bank AG
1,440,000	2.700%, 7/13/2020	1,412,098
2,200,000	4.875%, 12/1/2032[b]	2,025,540
	Digital Realty Trust, LP
1,550,000	2.750%, 2/1/2023	1,473,694
	Discover Bank
2,900,000	3.100%, 6/4/2020	2,885,291
	Discover Bank of Greenwood Delaware
865,000	4.200%, 8/8/2023	874,801
900,000	4.250%, 3/13/2026	885,788
	Duke Realty, LP
1,780,000	3.875%, 10/15/2022	1,796,544
	Fairfax Financial Holdings, Ltd.
1,085,000	5.800%, 5/15/2021[h]	1,141,933
	Five Corners Funding Trust
1,090,000	4.419%, 11/15/2023[h]	1,125,661
	GE Capital International Funding Company
2,173,000	4.418%, 11/15/2035	2,076,018
	Goldman Sachs Group, Inc.
1,750,000	5.250%, 7/27/2021	1,850,052
1,150,000	2.876%, 10/31/2022[b]	1,121,258
1,080,000	2.908%, 6/5/2023[b]	1,044,767
810,000	4.000%, 3/3/2024	812,690
2,550,000	3.850%, 7/8/2024	2,535,141
1,510,000	4.250%, 10/21/2025	1,493,815
1,080,000	5.300%, 11/10/2026[b,j]	1,069,200
1,440,000	3.500%, 11/16/2026	1,363,791
2,240,000	5.150%, 5/22/2045	2,314,036
	Hartford Financial Services Group, Inc.
1,770,000	5.125%, 4/15/2022	1,875,194
	HCP, Inc.
1,600,000	4.250%, 11/15/2023	1,615,797
	Host Hotels & Resorts, LP
760,000	4.000%, 6/15/2025	738,652
	HSBC Holdings plc
720,000	6.875%, 6/1/2021[b,j]	763,200
1,080,000	3.600%, 5/25/2023	1,077,728
1,440,000	4.300%, 3/8/2026	1,460,081
900,000	6.000%, 5/22/2027[b,j]	888,930
1,080,000	4.041%, 3/13/2028[b]	1,059,860
	Huntington Bancshares, Inc.
1,650,000	7.000%, 12/15/2020	1,792,790
	Icahn Enterprises, LP
720,000	6.375%, 12/15/2025	722,700
	ILFC E-Capital Trust II
1,270,000	4.890%, (H15T30Y + 1.800%), 12/21/2065[b,h]	1,222,375
	ING Groep NV
1,080,000	3.950%, 3/29/2027	1,061,027
	International Lease Finance Corporation
1,440,000	5.875%, 8/15/2022	1,538,908
	Intesa Sanpaolo SPA
1,825,000	3.125%, 7/14/2022[h]	1,758,150
1,800,000	3.875%, 7/14/2027[h]	1,689,062
	J.P. Morgan Chase & Company
720,000	2.295%, 8/15/2021	699,559
1,500,000	2.972%, 1/15/2023	1,460,782
1,440,000	6.000%, 8/1/2023[b,j]	1,464,739
1,810,000	3.589%, (LIBOR 3M + 1.230%), 10/24/2023[b]	1,852,003
730,000	6.750%, 2/1/2024[b,j]	792,963
2,200,000	3.900%, 7/15/2025	2,186,256
1,800,000	2.950%, 10/1/2026	1,664,201
1,400,000	3.882%, 7/24/2038[b]	1,300,063
1,850,000	5.500%, 10/15/2040	2,129,806
	Kilroy Realty, LP
1,450,000	4.250%, 8/15/2029	1,415,898
	Kimco Realty Corporation
2,900,000	3.300%, 2/1/2025	2,738,353
	Liberty Mutual Group, Inc.
1,065,000	4.950%, 5/1/2022[h]	1,113,420
1,090,000	4.850%, 8/1/2044[h]	1,111,465
	Liberty Property, LP
1,125,000	4.750%, 10/1/2020	1,159,247
1,450,000	4.400%, 2/15/2024	1,482,473
	Lincoln National Corporation
1,850,000	4.000%, 9/1/2023	1,873,975
	Lloyds Bank plc
1,090,000	4.650%, 3/24/2026	1,082,239
	Lloyds Banking Group plc
2,200,000	4.375%, 3/22/2028	2,186,641

The accompanying Notes to Financial Statements are an integral part of this schedule.

42

INCOME FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (94.0%)	Value
Financials (28.1%) - continued
	Macquarie Bank, Ltd.
$540,000	6.125%, 3/8/2027[b,h,j]	$519,750
	MetLife Capital Trust IV
300,000	7.875%, 12/15/2037[h]	373,500
	MetLife, Inc.
750,000	9.250%, 4/8/2038[h]	1,020,000
	Mitsubishi UFJ Financial Group, Inc.
1,050,000	3.455%, 3/2/2023	1,041,898
	Mizuho Financial Group, Inc.
1,440,000	3.663%, 2/28/2027	1,404,181
	Morgan Stanley
1,600,000	5.500%, 1/26/2020	1,664,608
1,450,000	2.500%, 4/21/2021	1,416,589
1,440,000	2.625%, 11/17/2021	1,401,465
1,795,000	4.875%, 11/1/2022	1,862,990
1,810,000	3.759%, (LIBOR 3M + 1.400%), 10/24/2023[b]	1,859,160
1,130,000	4.000%, 7/23/2025	1,125,614
1,450,000	5.000%, 11/24/2025	1,502,583
720,000	3.125%, 7/27/2026	669,693
1,490,000	4.350%, 9/8/2026	1,479,045
930,000	4.300%, 1/27/2045	892,026
	MPT Operating Partnership, LP
360,000	5.000%, 10/15/2027	341,100
	Nationwide Building Society
1,510,000	3.900%, 7/21/2025[h]	1,510,186
1,080,000	4.000%, 9/14/2026[h]	1,025,392
	Nordea Bank AB
1,110,000	5.500%, 9/23/2019[b,h,j]	1,116,938
	Peachtree Corners Funding Trust
1,700,000	3.976%, 2/15/2025[h]	1,678,677
	Preferred Term Securities XXIII, Ltd.
1,224,832	2.325%, (LIBOR 3M + 0.200%), 12/22/2036*,b	1,123,921
	Prudential Financial, Inc.
1,085,000	3.500%, 5/15/2024	1,080,976
1,133,000	3.935%, 12/7/2049[h]	1,046,572
	Quicken Loans, Inc.
720,000	5.750%, 5/1/2025[h]	705,600
	Realty Income Corporation
2,170,000	3.875%, 7/15/2024	2,148,014
	Regency Centers, LP
1,440,000	3.600%, 2/1/2027	1,362,059
	Regions Bank
250,000	7.500%, 5/15/2018	250,439
	Reinsurance Group of America, Inc.
1,070,000	6.450%, 11/15/2019	1,122,030
	Royal Bank of Scotland Group plc
1,510,000	7.500%, 8/10/2020[b,j]	1,585,878
1,080,000	8.625%, 8/15/2021[b,j]	1,182,600
1,440,000	3.498%, 5/15/2023[b]	1,409,081
1,440,000	3.875%, 9/12/2023	1,415,319
	Santander UK Group Holdings plc
1,500,000	4.750%, 9/15/2025[h]	1,497,252
	Santander UK plc
800,000	3.125%, 1/8/2021	793,344
	State Street Capital Trust IV
1,080,000	3.125%, (LIBOR 3M + 1.000%), 6/15/2047[b]	979,020
	SunTrust Banks, Inc.
1,090,000	2.900%, 3/3/2021	1,078,776
	UBS Group Funding Jersey, Ltd.
900,000	2.650%, 2/1/2022[h]	867,453
1,510,000	4.125%, 9/24/2025[h]	1,501,121
	UBS Group Funding Switzerland AG
1,440,000	4.253%, 3/23/2028[h]	1,429,820
	UnionBanCal Corporation
1,420,000	3.500%, 6/18/2022	1,414,819
	UnitedHealth Group, Inc.
1,800,000	2.950%, 10/15/2027	1,680,041
760,000	4.750%, 7/15/2045	813,557
	USB Realty Corporation
1,100,000	3.495%, (LIBOR 3M + 1.147%), 1/15/2022[b,h,j]	992,750
	Ventas Realty, LP
720,000	3.500%, 2/1/2025	691,459
1,080,000	3.850%, 4/1/2027	1,034,261
1,800,000	4.000%, 3/1/2028	1,731,814
	Wells Fargo & Company
1,840,000	5.875%, 6/15/2025[b,j]	1,904,400
1,440,000	3.000%, 4/22/2026	1,328,544
2,890,000	3.000%, 10/23/2026	2,656,528
	Welltower, Inc.
550,000	4.950%, 1/15/2021	568,922
1,300,000	4.000%, 6/1/2025	1,274,438

	Total	237,056,112

Foreign Government (1.4%)
	Argentina Government International Bond
1,825,000	7.500%, 4/22/2026	1,912,600
1,080,000	6.875%, 1/26/2027	1,074,600
1,600,000	6.875%, 1/11/2048	1,421,600
	Bahrain Government International Bond
2,900,000	7.000%, 10/12/2028[h]	2,765,046
	Qatar Government International Bond
1,000,000	3.875%, 4/23/2023[h]	995,850
1,100,000	4.500%, 4/23/2028[h]	1,097,914
	Saudi Arabia Government International Bond
1,800,000	4.000%, 4/17/2025[h]	1,774,328
750,000	4.500%, 4/17/2030[h]	739,800

	Total	11,781,738

Mortgage-Backed Securities (4.3%)
	Federal Home Loan Mortgage
	Corporation Gold 30-Yr. Pass Through
5,525,000	4.000%, 5/1/2048[e]	5,626,004
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
2,425,000	3.500%, 5/1/2030[e]	2,452,660
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
6,800,000	3.000%, 5/1/2048[e]	6,553,500
11,750,000	3.500%, 5/1/2048[e]	11,658,203
6,900,000	4.000%, 5/1/2048[e]	7,023,985
2,360,000	4.500%, 5/1/2048[e]	2,456,612

	Total	35,770,964

The accompanying Notes to Financial Statements are an integral part of this schedule.

43

INCOME FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (94.0%)	Value
Technology (4.3%)
	Apple, Inc.
$2,550,000	3.250%, 2/23/2026	$2,482,250
1,800,000	4.500%, 2/23/2036	1,922,773
1,080,000	3.750%, 9/12/2047	1,007,805
	Applied Materials, Inc.
720,000	3.300%, 4/1/2027	696,769
	Broadcom Corporation
900,000	3.625%, 1/15/2024	874,052
4,000,000	3.875%, 1/15/2027	3,815,148
1,790,000	3.500%, 1/15/2028	1,643,682
	Diamond 1 Finance Corporation
1,440,000	4.420%, 6/15/2021[h]	1,466,638
1,080,000	5.450%, 6/15/2023[h]	1,135,607
2,200,000	6.020%, 6/15/2026[h]	2,329,930
	DXC Technology Company
1,440,000	4.750%, 4/15/2027	1,476,433
	Fidelity National Information
	Services, Inc.
490,000	3.875%, 6/5/2024	489,456
	Harland Clarke Holdings Corporation
720,000	8.375%, 8/15/2022[h]	736,200
	Hewlett Packard Enterprise Company
900,000	2.100%, 10/4/2019[h]	887,666
1,440,000	4.400%, 10/15/2022	1,479,723
	Intel Corporation
1,630,000	4.100%, 5/19/2046	1,624,469
	Iron Mountain, Inc.
720,000	5.250%, 3/15/2028[h]	677,700
	Microsoft Corporation
1,440,000	3.450%, 8/8/2036	1,375,506
1,080,000	4.250%, 2/6/2047	1,123,460
	Oracle Corporation
1,800,000	4.300%, 7/8/2034	1,867,725
1,800,000	4.000%, 7/15/2046	1,729,310
	Sensata Technologies BV
1,110,000	4.875%, 10/15/2023[h]	1,114,163
	Texas Instruments, Inc.
1,800,000	4.150%, 5/15/2048[e]	1,792,008
	VMware, Inc.
1,620,000	2.300%, 8/21/2020	1,576,757
	Western Digital Corporation
540,000	4.750%, 2/15/2026	532,238

	Total	35,857,468

Transportation (0.8%)
	American Airlines Pass Through Trust
1,383,840	3.650%, 8/15/2030	1,351,458
	Burlington Northern Santa Fe, LLC
1,500,000	4.700%, 9/1/2045	1,618,367
1,800,000	4.050%, 6/15/2048	1,766,504
	Delta Air Lines, Inc.
516,098	4.950%, 11/23/2020	521,775
	United Airlines Pass Through Trust
780,137	3.750%, 9/3/2026	773,896
	United Continental Holdings, Inc.
360,000	4.250%, 10/1/2022	350,640
	XPO Logistics, Inc.
360,000	6.125%, 9/1/2023[h]	372,600

	Total	6,755,240

U.S. Government and Agencies (5.4%)
	U.S. Treasury Bonds
3,600,000	2.250%, 11/15/2027	3,390,891
6,000,000	2.750%, 2/15/2028	5,898,516
3,950,000	3.000%, 2/15/2047	3,864,057
8,000,000	2.750%, 8/15/2047	7,437,187
17,400,000	2.750%, 11/15/2047	16,171,805
5,500,000	3.000%, 2/15/2048	5,377,109
	U.S. Treasury Notes
3,870,000	2.125%, 12/31/2022	3,759,342

	Total	45,898,907

Utilities (6.2%)
	AEP Transmission Company, LLC
2,520,000	3.100%, 12/1/2026	2,393,689
	American Electric Power Company, Inc.
1,435,000	2.950%, 12/15/2022	1,399,024
	Baltimore Gas and Electric Company
1,440,000	2.400%, 8/15/2026	1,306,019
	CenterPoint Energy, Inc.
2,340,000	2.500%, 9/1/2022	2,241,812
	CMS Energy Corporation
1,440,000	3.450%, 8/15/2027	1,374,713
	Consolidated Edison Company of New York, Inc.
720,000	2.900%, 12/1/2026	669,377
	Covanta Holding Corporation
360,000	5.875%, 7/1/2025	350,100
	DTE Electric Company
1,100,000	4.050%, 5/15/2048[e]	1,095,061
	Duke Energy Corporation
2,160,000	2.650%, 9/1/2026	1,953,531
2,160,000	3.150%, 8/15/2027	2,007,587
1,800,000	3.750%, 9/1/2046	1,598,344
	Electricite de France SA
1,800,000	5.250%, 1/29/2023[b,h,j]	1,804,788
	Exelon Corporation
900,000	3.497%, 6/1/2022	885,761
1,880,000	3.950%, 6/15/2025	1,864,658
1,090,000	3.400%, 4/15/2026	1,041,517
	Exelon Generation Company, LLC
1,440,000	4.250%, 6/15/2022	1,474,088
	FirstEnergy Corporation
720,000	3.900%, 7/15/2027	703,703
1,800,000	4.850%, 7/15/2047	1,865,097
	FirstEnergy Transmission, LLC
1,850,000	5.450%, 7/15/2044[h]	2,071,814
	Fortis, Inc.
1,440,000	3.055%, 10/4/2026	1,319,412
	ITC Holdings Corporation
2,920,000	4.050%, 7/1/2023	2,948,750
	Kinder Morgan Energy Partners, LP
1,825,000	5.000%, 8/15/2042	1,717,779
	Nevada Power Company
1,700,000	6.750%, 7/1/2037	2,288,227

The accompanying Notes to Financial Statements are an integral part of this schedule.

44

INCOME FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (94.0%)	Value
Utilities (6.2%) - continued
	NiSource Finance Corporation
$1,800,000	5.450%, 9/15/2020	$1,885,486
	Oncor Electric Delivery Company, LLC
1,510,000	3.750%, 4/1/2045	1,434,986
	Pacific Gas and Electric Company
730,000	2.950%, 3/1/2026	672,387
	Pennsylvania Electric Company
2,300,000	5.200%, 4/1/2020	2,365,637
	PPL Capital Funding, Inc.
1,795,000	3.500%, 12/1/2022	1,787,978
1,810,000	3.950%, 3/15/2024	1,819,836
	Southern Company
4,370,000	3.250%, 7/1/2026	4,101,857
1,080,000	5.500%, 3/15/2057[b]	1,115,423
	TerraForm Power Operating, LLC
360,000	5.000%, 1/31/2028[h]	337,050

	Total	51,895,491

	Total Long-Term Fixed Income (cost $803,706,659)	791,456,723

Shares	Preferred Stock (0.6%)	Value
Financials (0.6%)
12,500	CoBank ACB, 6.250%[b,j]	1,318,750
18,075	Countrywide Capital V, 7.000%	464,889
10,812	Goldman Sachs Group, Inc., 5.500%[b,j]	277,868
51,800	Morgan Stanley, 7.125%[b,j]	1,457,652
58,500	Wells Fargo & Company, 5.850%[b,j]	1,509,300

	Total	5,028,459

	Total Preferred Stock (cost $4,737,460)	5,028,459

Shares	Collateral Held for Securities Loaned (0.4%)	Value
3,722,005	Thrivent Cash Management Trust	3,722,005

	Total Collateral Held for Securities Loaned (cost $3,722,005)	3,722,005

Shares or Principal Amount	Short-Term Investments (7.1%)	Value
	Federal Home Loan Bank Discount Notes
500,000	1.670%, 5/16/2018[k,l]	499,646
	Thrivent Core Short-Term Reserve Fund
5,943,363	2.120%	59,433,629

	Total Short-Term Investments (cost $59,933,281)	59,933,275

	Total Investments (cost $890,863,026) 104.3%	$878,900,566

	Other Assets and Liabilities, Net (4.3%)	(36,192,540)

	Total Net Assets 100.0%	$842,708,026

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b

Denotes variable rate securities. The rate shown is as of April 30, 2018. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

c	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
d	All or a portion of the loan is unfunded.
e	Denotes investments purchased on a when-issued or delayed delivery basis.
f	All or a portion of the security is insured or guaranteed.
g	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of April 30, 2018.
h

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of April 30, 2018, the value of these investments was $138,221,579 or 16.4% of total net assets.

i	All or a portion of the security is on loan.
j	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
k	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
l	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
*

Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Income Fund as of April 30, 2018 was $13,705,095 or 1.6% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of April 30, 2018.

Security	Acquisition Date	Cost
Babson CLO, Ltd., 10/17/2026	3/10/2017	$1,750,000
Carlyle Global Market Strategies CLO, Ltd., 10/15/2026	1/27/2017	1,400,000
Cent CLO 22, Ltd., 11/7/2026	11/1/2016	1,800,000
Digicel, Ltd., 4/15/2021	9/26/2017	713,186
Dryden 34 Senior Loan Fund CLO, 10/15/2026	3/1/2017	1,532,602
Magnetite XII, Ltd., 4/15/2027	11/17/2016	1,800,000
Preferred Term Securities XXIII, Ltd., 12/22/2036	9/14/2006	1,224,832
Shackleton, Ltd., 4/15/2027	12/16/2016	1,800,000
Symphony CLO XV, Ltd., 10/17/2026	2/16/2017	1,800,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

45

INCOME FUND

Schedule of Investments as of April 30, 2018

(unaudited)

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Income Fund as of April 30, 2018:

Securities Lending Transactions

Taxable Debt Security	$3,603,380

Total lending	$3,603,380
Gross amount payable upon return of collateral for securities loaned	$3,722,005

Net amounts due to counterparty	$118,625

Definitions:

CLO	-	Collateralized Loan Obligation
Ser.	-	Series

Reference Rate Index:

12 MTA	-	12 Month Treasury Average
H15T30Y	-	U. S. Treasury Yield Curve Rate Treasury Note Constant Maturity 30 Year
LIBOR 1W	-	ICE Libor USD Rate 1 Week
LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 2M	-	ICE Libor USD Rate 2 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month
USISDA 10Y	-	ICE Swap USD Rate 10 Year

The accompanying Notes to Financial Statements are an integral part of this schedule.

46

LARGE CAP STOCK FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Shares	Common Stock (88.6%)	Value
Consumer Discretionary (14.7%)
61,622	Amazon.com, Inc.[a]	$96,508,063
19,700	AOKI Holdings, Inc.	302,259
30,700	Autobacs Seven Company, Ltd.	579,534
98,053	Berkeley Group Holdings plc	5,489,434
7,895	Booking Holdings, Inc.[a]	17,195,310
115,600	Bridgestone Corporation	4,832,380
193,775	Carnival Corporation	12,219,451
25,000	Chiyoda Company, Ltd.	600,911
10,222	Cie Generale des Etablissements Michelin	1,437,446
885,190	Comcast Corporation	27,786,114
39,700	DCM Holdings Company, Ltd.	395,022
385,700	Honda Motor Company, Ltd.	13,262,665
47,765	Hugo Boss AG	4,477,761
146,731	Inchcape plc	1,465,905
14,982	Ipsos SA	570,379
35,062	JM AB	693,679
4,664	Linamar Corporation	261,361
139,715	Lowe’s Companies, Inc.	11,516,707
139,814	Magna International, Inc.	8,249,026
121,355	Mediaset Espana Comunicacion SAb	1,161,386
73,541	Netflix, Inc.[a]	22,978,621
2,066	Nexity SA	129,187
26,575	Next plc	1,919,692
34,100	NHK Spring Company, Ltd.	376,827
1,176,100	Nissan Motor Company, Ltd.	12,373,125
283,875	Peugeot SA	6,990,012
17,400	Plenus Company, Ltd.[b]	299,909
41,036	ProSiebenSat.1 Media AG	1,488,705
46,600	Sangetsu Company, Ltd.	961,709
125,800	Sankyo Company, Ltd.	4,410,192
26,900	SHIMAMURA Company, Ltd.	3,130,442
97,800	Sumitomo Rubber Industries, Ltd.	1,746,481
9,100	Takara Standard Company, Ltd.	154,642
184,600	Toyoda Gosei Company, Ltd.	4,660,966
152,500	TV Asahi Holdings Corporation	3,576,372
27,000	Walt Disney Company	2,708,910
35,934	Wolters Kluwer NV	1,944,379
6,200	Yokohama Rubber Company, Ltd.	145,986

	Total	279,000,950

Consumer Staples (3.6%)
49,000	Arcs Company, Ltd.	1,342,298
144,280	CVS Health Corporation	10,075,072
98,189	Empire Company, Ltd.	1,898,853
36,465	ForFarmers BV	511,556
10,615	Henkel AG & Company KGaA	1,263,647
240,900	Japan Tobacco, Inc.	6,475,682
61,102	Kimberly-Clark Corporation	6,326,501
45,100	Lawson, Inc.	2,979,355
9,000	Ministop Company, Ltd.	186,722
15,900	Seven & I Holdings Company, Ltd.	700,567
334,322	Unilever NV	19,166,180
292,874	Unilever plc	16,428,012

	Total	67,354,445

Energy (5.9%)
195,000	Anadarko Petroleum Corporation	13,127,400
1,906,765	BP plc	14,163,476
162,112	Chevron Corporation	20,281,832
5,851	Gaztransport Et Technigaz SA	362,737
572,622	Halliburton Company	30,343,240
108,085	OMV AG	6,694,244
40,578	Royal Dutch Shell plc, Class A	1,411,767
234,178	Royal Dutch Shell plc, Class B	8,359,942
6,515	TGS Nopec Geophysical Company ASA	205,444
108,244	Total SA	6,803,315
3,686,064	Weatherford International plc[a,b]	10,873,889

	Total	112,627,286

Financials (13.6%)
39,899	Anima Holding SPA[c]	286,273
9,200	Aozora Bank, Ltd.	371,143
25,286	ASX, Ltd.	1,111,640
229,466	Australia & New Zealand Banking Group, Ltd.	4,612,758
508,066	Banco BPM SPA[a]	1,842,928
1,161,535	Banco de Sabadell SA	2,272,992
643,482	Bank of America Corporation	19,252,981
103,467	Bankinter SA	1,081,346
155,168	Barclays plc	442,403
386,263	Blackstone Group, LP	11,954,840
12,621	BNP Paribas SA	974,331
80,625	CaixaBank SA	392,069
86,662	Chubb, Ltd.	11,757,434
274,659	CI Financial Corporation	5,780,043
343,877	Citigroup, Inc.	23,476,483
195,117	CNP Assurances[a]	4,997,670
37,092	Danske Bank AS	1,290,881
785,966	Direct Line Insurance Group plc	4,038,545
210,491	DnB ASA	3,936,466
184,367	E*TRADE Financial Corporation[a]	11,187,390
48,883	Euronext NVc	3,504,133
164,285	Finecobank Banca Fineco SPA	1,956,267
737,856	FlexiGroup, Ltd.	1,140,880
73,121	Genworth MI Canada, Inc.[b]	2,363,427
125,413	Goldman Sachs Group, Inc.	29,889,680
49,220	Hannover Rueckversicherung SE	6,912,725
14,105	Hargreaves Lansdown plc	345,808
1,664,910	HSBC Holdings plc	16,575,922
610,035	Huntington Bancshares, Inc.	9,095,622
120,804	Interactive Brokers Group, Inc.	8,963,657
66,084	J.P. Morgan Chase & Company	7,188,617
57,282	Jupiter Fund Management plc	358,225
27,050	Macquarie Group, Ltd.	2,202,898
2,721,174	Medibank Private, Ltd.	5,980,464
200,962	MetLife, Inc.	9,579,859
1,713,900	Mizuho Financial Group, Inc.	3,100,851
84,544	National Bank of Canada	4,015,338
514,608	Old Mutual plc	1,772,872
35,342	Pargesa Holding SA	3,307,648
47,969	Plus500, Ltd.	932,143
35,121	Power Corporation of Canada	834,566
44,198	Schroders plc	1,999,556
25,700	Senshu Ikeda Holdings, Inc.	101,350
19,700	Sony Financial Holdings, Inc.	359,404
135,131	State Street Corporation	13,483,371
306,918	Synchrony Financial	10,180,470

	Total	257,206,369

Health Care (9.8%)
35,776	Aetna, Inc.	6,405,693
115,305	Alexion Pharmaceuticals, Inc.[a]	13,563,327
553,000	Astellas Pharmaceutical, Inc.	8,088,308
38,202	Biogen, Inc.[a]	10,452,067
193,000	BioMarin Pharmaceutical, Inc.[a]	16,117,430
125,755	Celgene Corporation[a]	10,953,260
150,206	GlaxoSmithKline plc ADR	6,024,763
123,000	Johnson & Johnson	15,558,270

The accompanying Notes to Financial Statements are an integral part of this schedule.

47

LARGE CAP STOCK FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Shares	Common Stock (88.6%)	Value
Health Care (9.8%) - continued
37,400	KYORIN Holdings, Inc.	$731,347
3,906	LNA Sante	251,665
365,596	Merck & Company, Inc.	21,522,637
174,687	Novartis AG	13,446,412
368,817	Novo Nordisk AS	17,344,706
526,701	Pfizer, Inc.	19,282,524
7,309	Roche Holding AG	1,623,968
101,100	UnitedHealth Group, Inc.	23,900,040

	Total	185,266,417

Industrials (12.2%)
93,621	Adecco SA	6,200,069
24,300	Asahi Glass Company, Ltd.	1,008,479
336,353	Atlas Copco AB, Class A	13,153,535
216,955	Atlas Copco AB, Class B	7,689,644
100,702	Boeing Company	33,590,159
1,600	Central Glass Company, Ltd.	37,909
262,271	CSX Corporation	15,576,275
24,500	Dai Nippon Printing Company, Ltd.	527,540
378,268	Delta Air Lines, Inc.	19,753,155
29,066	Ferguson plc	2,224,933
338,127	GWA Group, Ltd.	976,223
137,501	Honeywell International, Inc.	19,893,645
42,800	Inaba Denki Sangyo Company, Ltd.	1,835,716
18,423	Loomis AB	670,907
65,000	Mitsuboshi Belting, Ltd.	741,414
103,510	Monadelphous Group, Ltd.	1,251,925
131,393	National Express Group plc	709,051
108,600	Nitto Kogyo Corporation	1,864,272
32,671	Nobina ABc	214,406
173,883	Norfolk Southern Corporation	24,946,994
40,052	Northgate plc	204,679
310,339	PageGroup plc	2,290,506
395,464	RELX NV	8,414,332
242,777	RELX plc	5,188,908
13,078	Rockwool International AS	3,942,844
857,087	Royal Mail plc	6,835,279
65,883	Sandvik ABb	1,123,333
29,806	Schindler Holding AG, Participation Certificate	6,154,541
37,377	Schneider Electric SEa	3,388,014
402	SGS SA	976,317
46,900	ShinMaywa Industries, Ltd.	525,631
288,357	SKF AB	5,837,737
81,841	Smiths Group plc	1,793,252
7,457	Societa Iniziative Autostradali e Servizi SPA	157,962
17,360	Spirax-Sarco Engineering plc	1,376,133
372,300	Sumitomo Electric Industries, Ltd.	5,699,568
15,900	Taikisha, Ltd.	554,480
43,400	Toppan Forms Company, Ltd.	484,786
380,000	Toppan Printing Company, Ltd.	3,177,627
107,679	Transcontinental, Inc.	2,267,721
170,000	Tsubakimoto Chain Company	1,473,109
66,658	United Parcel Service, Inc.	7,565,683
74,018	Vinci SAb	7,400,583
20,200	Yuasa Trading Company, Ltd.	645,654

	Total	230,344,930

Information Technology (17.1%)
39,851	Alphabet, Inc., Class Aa	40,591,432
33,819	Alphabet, Inc., Class Ca	34,405,083
22,569	Amadeus IT Holding SA	1,646,628
367,700	Apple, Inc.	60,766,102
58,500	Canon, Inc.	2,012,353
79,066	Capgemini SA	10,876,769
34,588	Carsales.com, Ltd.	371,244
38,259	CGI Group, Inc.[a]	2,216,963
338,723	Cisco Systems, Inc.	15,002,042
179,407	Facebook, Inc.[a]	30,858,004
587,800	Konica Minolta Holdings, Inc.	5,045,565
12,710	Kulicke and Soffa Industries, Inc.[a]	290,932
65,500	Kyocera Corporation	4,185,005
447,774	Microsoft Corporation	41,875,824
56,500	NEC Networks & System Integration Corporation	1,478,289
106,643	PayPal Holdings, Inc.[a]	7,956,634
112,351	Red Hat, Inc.[a]	18,319,954
21,600	Ryoyo Electro Corporation	357,643
160,562	Salesforce.com, Inc.[a]	19,426,396
40,154	Seagate Technology plc	2,324,515
316,600	Shinko Electric Industries Company, Ltd.	2,463,080
34,235	TE Connectivity, Ltd.	3,141,061
136,577	Visa, Inc.	17,328,890

	Total	322,940,408

Materials (6.8%)
104,000	Alcoa Corporation[a]	5,324,800
195,246	BASF SE	20,314,043
438,094	BHP Billiton plc	9,341,288
519,626	BHP Billiton, Ltd.	12,122,447
29,375	Canfor Corporation[a]	674,690
245,600	Daicel Corporation	2,833,796
158,559	Eastman Chemical Company	16,185,703
153,261	Evonik Industries AG	5,445,384
110,548	Granges AB	1,546,417
18,801	Hudbay Minerals, Inc.	131,349
47,300	JSR Corporation	891,041
92,000	Kaneka Corporation	909,076
219,100	Kuraray Company, Ltd.	3,648,927
124,900	Kyoei Steel, Ltd.[b]	2,600,844
127,283	Lundin Mining Corporation	842,638
83,447	Methanex Corporation	5,040,199
169,737	Mondi plc	4,725,014
51,206	Navigator Company SA	298,775
37,800	Nippon Kayaku Company, Ltd.	472,982
400	Nippon Shokubai Company, Ltd.	27,180
7,953	Rio Tinto plc	433,489
20,028	Rio Tinto, Ltd.	1,191,946
211,594	Sandfire Resources NL	1,252,286
6,000	Sanyo Special Steel Company, Ltd.	152,659
45,221	Solvay SA	6,288,895
16,100	Taiyo Holdings Company, Ltd.	684,164
75,000	Toagosei Company, Ltd.	885,092
306,029	UPM-Kymmene Oyj	10,919,594
219,416	WestRock Company	12,980,651
18,900	Yamato Kogyo Company, Ltd.	557,147

	Total	128,722,516

Real Estate (0.6%)
29,042	Artis Real Estate Investment Trust	302,872
210,967	DEXUS Property Group	1,500,298
382,000	Hang Lung Properties, Ltd.	904,031
632,000	Hysan Development Company, Ltd.	3,678,349
198,000	Road King Infrastructure, Ltd.	375,391
161,000	Sun Hung Kai Properties, Ltd.	2,592,816
60,000	Swire Pacific, Ltd.	592,879
458,600	Wing Tai Holdings, Ltd.	702,653

	Total	10,649,289

The accompanying Notes to Financial Statements are an integral part of this schedule.

48

LARGE CAP STOCK FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Shares	Common Stock (88.6%)	Value
Telecommunications Services (1.8%)
62,036	Freenet AG	$1,969,260
1,391,702	KCOM Group plc	1,915,969
30,900	KDDI Corporation	829,467
82,200	Nippon Telegraph & Telephone Corporation	3,900,816
635,700	NTT DOCOMO, Inc.	16,422,680
433,252	Telenor ASA	9,589,558

	Total	34,627,750

Utilities (2.5%)
126,000	Edison International, Inc.	8,255,520
59,224	Enagas SA	1,721,402
327,600	Osaka Gas Company, Ltd.	7,054,529
532,698	PG&E Corporation	24,557,378
238,800	Tokyo Gas Company, Ltd.	6,408,276
12,070	Verbund AG	373,798

	Total	48,370,903

	Total Common Stock (cost $1,199,110,131)	1,677,111,263

Shares	Preferred Stock (<0.1%)	Value

Consumer Staples (<0.1%)
9,452	Henkel AG & Company KGaA, 1.620%	1,201,204

	Total	1,201,204

	Total Preferred Stock (cost $1,248,012)	1,201,204

Shares	Collateral Held for Securities Loaned (1.3%)	Value
24,198,758	Thrivent Cash Management Trust	24,198,758

	Total Collateral Held for Securities Loaned (cost $24,198,758)	24,198,758

Shares or Principal Amount	Short-Term Investments (11.3%)	Value
	Federal Home Loan Bank Discount Notes
4,300,000	1.702%, 5/30/2018[d,e]	4,294,113
700,000	1.740%, 6/13/2018[d,e]	698,554
3,400,000	1.790%, 6/19/2018[d,e]	3,391,993
200,000	1.715%, 7/5/2018[d,e]	199,336
4,100,000	1.800%, 7/18/2018[d,e]	4,083,653
	Thrivent Core Short-Term Reserve Fund
20,081,219	2.120%	200,812,194

	Total Short-Term Investments (cost $213,479,951)	213,479,843

	Total Investments (cost $1,438,036,852) 101.2%	$1,915,991,068

	Other Assets and Liabilities, Net (1.2%)	(22,552,703)

	Total Net Assets 100.0%	$1,893,438,365

a	Non-income producing security.
b	All or a portion of the security is on loan.
c

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of April 30, 2018, the value of these investments was $4,004,812 or 0.2% of total net assets.

d	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
e	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Large Cap Stock Fund as of April 30, 2018:

Securities Lending Transactions
Common Stock	$22,454,073

Total lending	$22,454,073
Gross amount payable upon return of collateral for securities loaned	$24,198,758

Net amounts due to counterparty	$1,744,685

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

The accompanying Notes to Financial Statements are an integral part of this schedule.

49

LIMITED MATURITY BOND FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Bank Loans (0.5%)[a]	Value
Basic Materials (<0.1%)
	Big River Steel, LLC, Term Loan
$54,725	7.302%, (LIBOR 3M + 5.000%), 8/15/2023[b,c]	$55,546

	Total	55,546

Capital Goods (<0.1%)
	Advanced Disposal Services, Inc., Term Loan
104,014	3.998%, (LIBOR 1W + 2.250%), 11/10/2023[b]	104,620

	Total	104,620

Communications Services (0.2%)
	Altice Financing SA, Term Loan
99,500	5.098%, (LIBOR 3M + 2.750%), 10/6/2026[b]	98,090
	Cengage Learning Acquisitions, Term Loan
341,687	6.147%, (LIBOR 1M + 4.250%), 6/7/2023[b]	305,170
	Frontier Communications Corporation, Term Loan
99,250	5.660%, (LIBOR 1M + 3.750%), 6/1/2024[b]	97,979
	Intelsat Jackson Holdings SA, Term Loan
70,000	5.706%, (LIBOR 3M + 3.750%), 11/27/2023[b]	70,416
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
130,000	5.848%, (LIBOR 3M + 3.500%), 1/7/2022[b]	125,775
	McGraw-Hill Global Education Holdings, LLC, Term Loan
163,324	5.901%, (LIBOR 1M + 4.000%), 5/4/2022[b]	159,957
	NEP/NCP Holdco, Inc., Term Loan
118,794	5.552%, (LIBOR 3M + 3.250%), 7/21/2022[b]	118,869
	Radiate Holdco, LLC, Term Loan
224,433	4.901%, (LIBOR 1M + 3.000%), 2/1/2024[b]	221,944
	Sable International Finance, Ltd., Term Loan
220,000	5.151%, (LIBOR 1M + 3.250%), 2/6/2026[b]	221,375
	Univision Communications, Inc., Term Loan
864,057	4.651%, (LIBOR 1M + 2.750%), 3/15/2024[b]	851,563
	WideOpenWest Finance, LLC, Term Loan
74,625	5.146%, (LIBOR 1M + 3.250%), 8/6/2023[b]	71,920

	Total	2,343,058

Consumer Cyclical (0.1%)
	Burlington Coat Factory Warehouse Corporation, Term Loan
99,500	4.410%, (LIBOR 1M + 2.500%), 11/9/2024[b]	99,873
	Golden Entertainment, Inc., Term Loan
139,650	4.910%, (LIBOR 1M + 3.000%), 8/15/2024[b]	140,697
	Seminole Hard Rock Entertainment, Inc., Term Loan
338,138	5.058%, (LIBOR 3M + 2.750%), 5/14/2020[b]	340,109

	Total	580,679

Consumer Non-Cyclical (0.1%)
	Air Medical Group Holdings, Inc., Term Loan
174,563	5.128%, (LIBOR 1M + 3.250%), 4/28/2022[b]	175,348
44,887	6.147%, (LIBOR 1M + 4.250%), 9/26/2024[b]	45,355
	Endo Luxembourg Finance Company I SARL., Term Loan
119,698	6.188%, (LIBOR 1M + 4.250%), 4/27/2024[b]	118,950
	JBS USA LUX SA, Term Loan
227,700	4.678%, (LIBOR 3M + 2.500%), 10/30/2022[b]	227,368
	MPH Acquisition Holdings, LLC, Term Loan
92,259	5.052%, (LIBOR 3M + 2.750%), 6/7/2023[b]	92,707
	Revlon Consumer Products Corporation, Term Loan
64,347	5.401%, (LIBOR 1M + 3.500%), 9/7/2023[b]	49,494

	Total	709,222

Energy (<0.1%)
	Houston Fuel Oil Terminal, LLC, Term Loan
103,923	5.800%, (LIBOR 3M + 3.500%), 8/19/2021[b]	104,898
	Pacific Drilling SA, Term Loan
871,325	0.000%, (PRIME + 4.500%), 6/3/2018[b,d,e]	311,865

	Total	416,763

Financials (<0.1%)
	Avolon TLB Borrower 1 US, LLC, Term Loan
119,100	4.147%, (LIBOR 1M + 2.250%), 4/3/2022[b]	119,282

	Total	119,282

Technology (0.1%)
	First Data Corporation, Term Loan
220,000	4.147%, (LIBOR 1M + 2.250%), 4/26/2024[b]	220,746
	Harland Clarke Holdings Corporation, Term Loan
117,234	7.052%, (LIBOR 3M + 4.750%), 10/31/2023[b]	118,113
	Rackspace Hosting, Inc., Term Loan
124,137	4.787%, (LIBOR 3M + 3.000%), 11/3/2023[b]	123,775

The accompanying Notes to Financial Statements are an integral part of this schedule.

50

LIMITED MATURITY BOND FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Bank Loans (0.5%)[a]	Value
Technology (0.1%) - continued
	TNS, Inc., Term Loan
$78,237	5.910%, (LIBOR 1M + 4.000%), 8/14/2022[b]	$78,595

	Total	541,229

	Total Bank Loans (cost $5,467,880)	4,870,399

Principal Amount	Long-Term Fixed Income (95.8%)	Value
Asset-Backed Securities (24.4%)
	Americredit Automobile Receivables Trust
782,863	1.340%, 4/8/2020, Ser. 2016-4, Class A2A	781,615
3,400,000	Apidos CLO XVIII 3.482%, (LIBOR 3M + 1.120%), 7/22/2026, Ser. 2014-18A, Class A1R*,b	3,400,031
	ARI Fleet Lease Trust
3,259,466	1.910%, 4/15/2026, Ser. 2017-A, Class A2[f]	3,236,172
	Ascentium Equipment Receivables, LLC
2,250,000	3.210%, 9/11/2023, Ser. 2018-1A, Class A3[f]	2,249,969
	Babson CLO, Ltd.
3,050,000	3.503%, (LIBOR 3M + 1.150%), 10/17/2026, Ser. 2014-IIA, Class AR*,b	3,051,745
	Bank of the West Auto Trust
2,000,000	2.110%, 1/15/2023, Ser. 2017-1, Class A3[f]	1,965,580
	Barclays Dryrock Issuance Trust
2,750,000	1.520%, 5/16/2022, Ser. 2016-1, Class A	2,709,908
	Bayview Opportunity Master Fund IVa Trust
3,133,037	3.500%, 6/28/2057, Ser. 2017-SPL5, Class Ab,f	3,145,503
	BCC Funding XIV, LLC
4,475,827	2.200%, 2/20/2019, Ser. 2018-1A, Class A1[f]	4,475,977
2,600,000	2.960%, 6/20/2023, Ser. 2018-1A, Class A2[f]	2,590,583
	Betony CLO, Ltd.
2,750,000	3.698%, (LIBOR 3M + 1.350%), 4/15/2027, Ser. 2015-1A, Class AR*,b	2,752,775
	Birchwood Park CLO, Ltd.
3,450,000	3.528%, (LIBOR 3M + 1.180%), 7/15/2026, Ser. 2014-1A, Class AR*,b	3,452,311
	BlueMountain CLO, Ltd.
3,800,000	3.488%, (LIBOR 3M + 1.140%), 10/15/2026, Ser. 2014-3A, Class A1R*,b	3,802,223
	Brazos Higher Education Authority, Inc.
1,874,756	2.744%, (LIBOR 3M + 0.800%), 2/25/2030, Ser. 2011-1, Class A2[b]	1,890,132
	Business Jet Securities, LLC
1,832,190	4.335%, 2/15/2033, Ser. 2018-1, Class Af	1,836,402
	Carlyle Global Market Strategies CLO, Ltd.
3,000,000	3.548%, (LIBOR 3M + 1.200%), 10/15/2026, Ser. 2014-4A, Class A1R*,b	3,002,136
	CarMax Auto Owner Trust
1,159,718	1.210%, 11/15/2019, Ser. 2016-4, Class A2	1,157,596
	CCG Receivables Trust
3,500,000	2.500%, 6/16/2025, Ser. 2018-1, Class A2[f]	3,481,566
	Cent CLO 16, LP
1,433,265	3.023%, (LIBOR 3M + 1.250%), 8/1/2024, Ser. 2012- 16A, Class A1AR*,b	1,433,279
	Cent CLO 22, Ltd.
3,000,000	3.204%, (LIBOR 3M + 1.410%), 11/7/2026, Ser. 2014-22A, Class A1R*,b	3,000,309
	Chesapeake Funding II, LLC
1,805,500	1.880%, 6/15/2028, Ser. 2016-2A, Class A1[f]	1,795,615
	Citibank Credit Card Issuance Trust
4,900,000	2.265%, (LIBOR 1M + 0.370%), 8/8/2024, Ser. 2017- A7, Class A7[b]	4,913,701
	CLUB Credit Trust
52,393	2.390%, 4/17/2023, Ser. 2017-NP1, Class A*	52,385
	Commonbond Student Loan Trust
341,976	3.200%, 6/25/2032, Ser. 2015-A, Class A*	340,284
1,537,780	2.550%, 5/25/2041, Ser. 2017-AG5, Class A1[f]	1,498,057
5,300,000	2.102%, (LIBOR 1M + 0.500%), 2/25/2044, Ser. 2018-AGS, Class A2[b,f]	5,301,503
	Conn Funding II, LP
1,307,396	2.730%, 7/15/2020, Ser. 2017-3A, Class A1[f]	1,306,704
	CPS Auto Receivables Trust
97,422	2.070%, 11/15/2019, Ser. 2016-B, Class Af	97,395
4,351,638	2.160%, 5/17/2021, Ser. 2018-A, Class Af	4,335,490
	Credit Based Asset Servicing and Securitization, LLC
631,473	3.461%, 12/25/2036, Ser. 2006-CB2, Class AF2[g]	540,717
	DRB Prime Student Loan Trust
1,630,402	3.797%, (LIBOR 1M + 1.900%), 10/27/2031, Ser. 2015-B, Class A1*,b	1,676,136
896,095	1.750%, 5/27/2042, Ser. 2017-A, Class A2Af	891,619
	Dryden 34 Senior Loan Fund CLO
2,671,107	3.508%, (LIBOR 3M + 1.160%), 10/15/2026, Ser. 2014-34A, Class AR*,b	2,672,784

The accompanying Notes to Financial Statements are an integral part of this schedule.

51

LIMITED MATURITY BOND FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (95.8%)	Value
Asset-Backed Securities (24.4%) - continued
	Earnest Student Loan Program, LLC
$2,509,730	2.650%, 1/25/2041, Ser. 2017-A, Class A2[f]	$2,447,807
	Edlinc Student Loan Funding Trust
721,705	4.880%, (CMT 3M + 3.150%), 10/1/2025, Ser. 2012-A, Class AT*,b	732,922
	Fifth Third Auto Trust
1,375,000	1.800%, 2/15/2022, Ser. 2017-1, Class A3	1,351,667
	Ford Credit Auto Owner Trust
2,875,000	2.260%, 11/15/2025, Ser. 2014-1, Class Af	2,861,008
	FRS, LLC
631,732	1.800%, 4/15/2043, Ser. 2013-1A, Class A1*	626,791
	GM Financial Consumer Automobile Receivables Trust
5,200,000	2.080%, 1/19/2021, Ser. 2018-1, Class A2A	5,176,760
	GMAC Mortgage Corporation Loan Trust
87,414	2.397%, (LIBOR 1M + 0.500%), 8/25/2035, Ser. 2005-HE1, Class A2[b,h]	92,505
227,110	5.750%, 10/25/2036, Ser. 2006-HE3, Class A2[b] 2.077%, (LIBOR 1M + 0.180%), 12/25/2036, Ser. 2006-HE4,	229,687
312,074	Class A1[b,h]	303,102
	GoldenTree Loan Opportunities IX, Ltd.
3,200,000	3.729%, (LIBOR 3M + 1.370%), 10/29/2026, Ser. 2014-9A, Class AR*,b	3,200,086
	GreatAmerica Leasing Receivables Funding, LLC
3,000,000	2.060%, 6/22/2020, Ser. 2017-1, Class A3[f]	2,977,717
	Home Partners of America Trust
2,814,194	2.713%, (LIBOR 1M + 0.817%), 7/17/2034, Ser. 2017-1, Class Ab,f	2,824,690
	Impac CMB Trust
930,444	2.417%, (LIBOR 1M + 0.520%), 4/25/2035, Ser. 2005-2, Class 1A1[b]	908,357
343,668	2.537%, (LIBOR 1M + 0.640%), 8/25/2035, Ser. 2005-5, Class A1[b]	319,976
	Kubota Credit Owner Trust
217,205	1.250%, 4/15/2019, Ser. 2016-1A, Class A2[f]	217,008
	Lendmark Funding Trust
1,200,000	2.800%, 5/20/2026, Ser. 2017-1III, Class Af	1,189,326
	Madison Park Funding XIV, Ltd.
3,450,000	3.479%, (LIBOR 3M + 1.120%), 7/20/2026, Ser. 2014-14A, Class A1R*,b	3,451,977
	Marlette Funding Trust
1,015,498	2.827%, 3/15/2024, Ser. 2017-AA, Class Af	1,014,937
5,291,846	2.610%, 3/15/2028, Ser. 2018-1A, Class Af	5,279,410
	Mercedes-Benz Auto Lease Trust
4,400,000	2.200%, 4/15/2020, Ser. 2018-A, Class A2	4,386,046
	Mill City Mortgage Loan Trust
979,372	2.500%, 4/25/2057, Ser. 2016-1, Class A1[b,f]	959,964
	MLCC Mortgage Investors, Inc.
704,958	2.557%, (LIBOR 1M + 0.660%), 9/25/2029, Ser. 2004-D, Class A1[b]	703,260
	MMAF Equipment Finance, LLC
1,401,300	1.730%, 5/18/2020, Ser. 2017-AA, Class A2[f]	1,396,214
	Mortgage Equity Conversion Asset Trust
1,533,697	2.740%, (CMT 1Y + 0.490%), 1/25/2042, Ser. 2007-FF1, Class A*,b,c	1,387,995
1,501,583	2.730%, (CMT 1Y + 0.470%), 2/25/2042, Ser. 2007-FF2, Class A*,b,c	1,356,680
	Nationstar HECM Loan Trust
2,342,822	2.038%, 9/25/2027, Ser. 2017-2A, Class A1[b,f]	2,326,715
	Navient Student Loan Trust
465,144	2.647%, (LIBOR 1M + 0.750%), 6/25/2065, Ser. 2016-2, Class A1[b,f]	465,713
5,250,000	2.647%, (LIBOR 1M + 0.750%), 7/25/2066, Ser. 2017-1A, Class A2[b,f]	5,289,215
2,700,000	2.497%, (LIBOR 1M + 0.600%), 7/26/2066, Ser. 2017-3A, Class A2[b,f]	2,721,516
	Neuberger Berman CLO, Ltd.
2,800,000	3.542%, (LIBOR 3M + 1.180%), 4/22/2029, Ser. 2014-17A, Class AR*,b	2,808,145
	NextGear Floorplan Master Owner Trust
3,000,000	2.560%, 10/17/2022, Ser. 2017-2A, Class A2[f]	2,949,978
	Northstar Education Finance, Inc.
1,271,850	2.597%, (LIBOR 1M + 0.700%), 12/26/2031, Ser. 2012-1, Class Ab,f	1,272,628
	NRZ Excess Spread-Collateralized Notes Series
2,355,961	3.193%, 1/25/2023, Ser. 2018-PLS1, Class A*	2,341,178
	Octagon Investment Partners XX, Ltd.
3,350,000	2.941%, (LIBOR 3M + 1.130%), 8/12/2026, Ser. 2014-1A, Class AR*,b	3,350,315
	OneMain Direct Auto Receivables Trust
95,966	2.040%, 1/15/2021, Ser. 2016-1A, Class Af	95,922

The accompanying Notes to Financial Statements are an integral part of this schedule.

52

LIMITED MATURITY BOND FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (95.8%)	Value
Asset-Backed Securities (24.4%) - continued
	OZLM VIII, Ltd.
$3,300,000	3.483%, (LIBOR 3M + 1.130%), 10/17/2026, Ser. 2014-8A, Class A1AR*,b	$3,301,888
	PFS Financing Corporation
3,300,000	2.177%, (LIBOR 1M + 0.400%), 2/15/2022, Ser. 2018-A, Class Ab,f	3,299,615
	Prestige Auto Receivables Trust
1,384,889	1.460%, 7/15/2020, Ser. 2016-2A, Class A2[f]	1,381,178
	Progress Residential Trust
2,992,942	2.768%, 8/17/2034, Ser. 2017-SFR1, Class Af	2,899,855
	Prosper Marketplace Issuance Trust
1,874,037	2.410%, 9/15/2023, Ser. 2017-2A, Class Af	1,869,690
3,600,000	3.110%, 6/17/2024, Ser. 2018-1A, Class Af	3,599,910
	Race Point IX CLO, Ltd.
1,325,000	3.558%, (LIBOR 3M + 1.210%), 10/15/2030, Ser. 2015-9A, Class A1AR*,b	1,331,083
	Renaissance Home Equity Loan Trust
1,329,930	5.608%, 5/25/2036, Ser. 2006-1, Class AF3[g]	940,956
692,810	5.285%, 1/25/2037, Ser. 2006-4, Class AF2[g]	379,235
	Santander Retail Auto Lease Trust
3,450,000	2.220%, 1/20/2021, Ser. 2007-QS1, Class 1A5[f]	3,406,399
	Securitized Term Auto Receivables Trust
5,000,000	1.890%, 8/25/2020, Ser. 2017-1A, Class A3[f]	4,964,995
	SLM Student Loan Trust
3,014,035	2.297%, (LIBOR 1M + 0.400%), 3/25/2025, Ser. 2010-1, Class Ab	2,965,649
1,514,156	2.417%, (LIBOR 1M + 0.520%), 3/25/2026, Ser. 2011-1, Class A1[b]	1,518,558
	SoFi Consumer Loan Program Trust
3,750,000	2.930%, 4/26/2027, Ser. 2018-2, Class A1[f]	3,752,398
	SoFi Consumer Loan Program, LLC
1,608,808	3.280%, 1/26/2026, Ser. 2017-1, Class Af	1,608,749
1,217,909	2.770%, 5/25/2026, Ser. 2017-3, Class Af	1,208,638
	SoFi Professional Loan Program, LLC
918,139	2.420%, 3/25/2030, Ser. 2015-A, Class A2[f]	908,432
251,417	1.680%, 3/25/2031, Ser. 2016-B, Class A2Af	251,105
452,139	1.480%, 5/26/2031, Ser. 2016-C, Class A2Af	450,130
790,838	2.510%, 8/25/2033, Ser. 2015-C, Class A2[f]	775,217
941,424	2.747%, (LIBOR 1M + 0.850%), 7/25/2039, Ser. 2016-E, Class A1[b,f]	946,128
1,939,594	1.550%, 3/26/2040, Ser. 2017-A, Class A2Af	1,922,482
	Springleaf Funding Trust
3,350,000	2.900%, 11/15/2029, Ser. 2016-AA, Class Af	3,330,343
	Symphony CLO VIII, Ltd.
292,377	3.431%, (LIBOR 3M + 1.100%), 1/9/2023, Ser. 2012-8A, Class AR*,b	292,554
	Tesla Auto Lease Trust
3,953,408	2.320%, 12/20/2019, Ser. 2018-A, Class Af	3,937,006
	Towd Point Mortgage Trust
1,572,033	2.750%, 4/25/2057, Ser. 2017-2, Class A1[b,f]	1,548,981
	Toyota Auto Receivables Owner Trust
729,243	1.060%, 5/15/2019, Ser. 2016-D, Class A2A	728,297
	Upstart Securitization Trust
1,341,513	2.639%, 6/20/2024, Ser. 2017-1, Class A*	1,338,129
2,250,000	3.015%, 8/20/2025, Ser. 2018-1, Class Af	2,250,284
	Vericrest Opportunity Loan Transferee
904,318	3.500%, 6/26/2045, Ser. 2015-NPL8, Class A1[f,g]	904,692
516,485	3.500%, 2/25/2047, Ser. 2017-NPL1, Class A1[f,g]	514,632
920,071	3.375%, 4/25/2047, Ser. 2017-NPL4, Class A1[f,g]	917,219
2,000,000	3.750%, 4/25/2048, Ser. 2018-NPL1, Class A1[c,f,g]	2,001,250
	Verizon Owner Trust
4,500,000	2.060%, 4/20/2022, Ser. 2017-3A, Class A1Af	4,423,618
	Volvo Financial Equipment Master Owner Trust
2,500,000	2.397%, (LIBOR 1M + 0.500%), 11/15/2022, Ser. 2017-A, Class Ab,f	2,506,419
	Voya CLO 3, Ltd.
3,050,000	3.080%, (LIBOR 3M + 0.720%), 7/25/2026, Ser. 2017-2, Class A*,b	3,042,046
	Wachovia Asset Securitization, Inc.
360,067	2.037%, (LIBOR 1M + 0.140%), 7/25/2037, Ser. 2007-HE1, Class A*,b,h	337,277
	Wheels SPV 2, LLC
996,818	1.590%, 5/20/2025, Ser. 2016-1A, Class A2[f]	991,517
1,000,000	1.880%, 4/20/2026, Ser. 2017-1A, Class A2[f]	990,077
	World Financial Network Credit Card Master Trust
3,900,000	1.980%, 6/15/2023, Ser. 2017-B, Class A	3,855,382

	Total	225,447,432

The accompanying Notes to Financial Statements are an integral part of this schedule.

53

LIMITED MATURITY BOND FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (95.8%)	Value
Basic Materials (0.7%)
	Georgia-Pacific, LLC
$1,995,000	2.539%, 11/15/2019[f]	$1,981,090
	Glencore Funding, LLC
1,500,000	3.000%, 10/27/2022[f]	1,434,411
	Kinross Gold Corporation
1,000,000	5.950%, 3/15/2024	1,042,500
	Sherwin-Williams Company
2,000,000	2.250%, 5/15/2020	1,965,382

	Total	6,423,383

Capital Goods (0.7%)
	Lockheed Martin Corporation
1,250,000	2.500%, 11/23/2020	1,235,179
	Northrop Grumman Corporation
2,000,000	2.550%, 10/15/2022	1,926,597
	Roper Technologies, Inc.
905,000	6.250%, 9/1/2019	942,743
500,000	2.800%, 12/15/2021	488,676
	Siemens Financieringsmaatschappij NV
2,000,000	2.755%, (LIBOR 3M + 0.610%), 3/16/2022[b,f]	2,022,750

	Total	6,615,945

Collateralized Mortgage Obligations (4.3%)
	American Home Mortgage Assets Trust
1,003,719	2.298%, (12 MTA + 0.920%), 11/25/2046, Ser. 2006-5, Class A1[b]	555,116
	Bayview Opportunity Master Fund Trust
2,436,201	3.500%, 5/28/2069, Ser. 2011-2, Class A2[b,f]	2,434,074
	BCAP, LLC Trust
1,266,589	2.077%, (LIBOR 1M + 0.180%), 3/25/2037, Ser. 2007-AA1, Class 2A1[b]	1,214,967
	Bear Stearns Adjustable Rate Mortgage Trust
254,701	3.520%, (CMT 1Y + 2.300%), 10/25/2035, Ser. 2005-9, Class A1[b]	260,066
	Colt Mortgage Loan Trust
1,832,496	2.614%, 5/27/2047, Ser. 2017-1, Class A1*,b	1,810,890
	COLT Mortgage Loan Trust
2,686,129	2.930%, 2/25/2048, Ser. 2018-1, Class A1[b,f]	2,685,937
	Countrywide Alternative Loan Trust
242,485	5.500%, 11/25/2035, Ser. 2005-49CB, Class A1	238,433
201,270	5.500%, 2/25/2036, Ser. 2005-85CB, Class 2A2	193,392
286,673	6.000%, 1/25/2037, Ser. 2006-39CB, Class 1A16	280,144
	Countrywide Home Loans, Inc.
395,233	3.384%, 3/20/2036, Ser. 2006-HYB1, Class 1A1[b]	341,750
449,856	3.402%, 9/20/2036, Ser. 2006-HYB5, Class 2A1[b]	388,020
	Deephaven Residential Mortgage Trust
1,146,726	2.725%, 12/26/2046, Ser. 2017-1A, Class A1*,b	1,126,607
1,546,800	2.577%, 10/25/2047, Ser. KP04, Class AG1[b,f]	1,529,844
	Deutsche Alt-A Securities, Inc., Mortgage Loan Trust
934,512	2.148%, (12 MTA + 0.770%), 4/25/2047, Ser. 2007-OA2, Class A1[b]	859,379
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
703,531	2.250%, 6/25/2025, Ser. 2010-58, Class PT	700,414
	HarborView Mortgage Loan Trust
670,349	3.500%, 6/19/2034, Ser. 2004-5, Class 3Ab	666,328
	J.P. Morgan Alternative Loan Trust
696,713	3.584%, 3/25/2036, Ser. 2006-A1, Class 2A1[b]	627,689
	J.P. Morgan Mortgage Trust
396,171	3.675%, 2/25/2036, Ser. 2006-A1, Class 2A2[b]	374,112
248,123	3.624%, 10/25/2036, Ser. 2006-A6, Class 1A2[b]	229,035
	Master Asset Securitization Trust
600,896	2.397%, (LIBOR 1M + 0.500%), 6/25/2036, Ser. 2006-2, Class 2A2[b]	297,346
	MortgageIT Trust
756,724	2.157%, (LIBOR 1M + 0.260%), 12/25/2035, Ser. 2005-5, Class A1[b]	751,956
	NCUA Guaranteed Notes
1,275,882	2.333%, (LIBOR 1M + 0.450%), 10/7/2020, Ser. 2010-R1, Class 1Ab	1,280,360
	Radnor RE, Ltd.
3,300,000	3.297%, (LIBOR 1M + 1.400%), 3/25/2028, Ser. 2018-1, Class M1*,b	3,303,128
	Residential Accredit Loans, Inc. Trust
393,929	4.385%, 9/25/2035, Ser. 2005-QA10, Class A31[b]	349,859
2,641,313	2.447%, (LIBOR 1M + 0.550%), 1/25/2037, Ser. 2007-3, Class A1Bb	2,100,712
	Sequoia Mortgage Trust
1,633,868	2.836%, (LIBOR 6M + 0.740%), 9/20/2034, Ser. 2004-8, Class A2[b]	1,610,315
	Structured Asset Securities Corporation Trust
963,755	5.500%, 12/25/2034, Ser. 2005-10, Class 3A1	966,068
	Towd Point Mortgage Trust
4,252,519	2.497%, (LIBOR 1M + 0.600%), 2/25/2057, Ser. 2017-5, Class A1[b,f]	4,270,867

The accompanying Notes to Financial Statements are an integral part of this schedule.

54

LIMITED MATURITY BOND FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (95.8%)	Value
Collateralized Mortgage Obligations (4.3%) - continued
	Wachovia Mortgage Loan Trust, LLC
$217,393	3.692%, 5/20/2036, Ser. 2006-A, Class 2A1[b]	$196,722
	WaMu Mortgage Pass Through Certificates
257,997	2.187%, (LIBOR 1M + 0.290%), 10/25/2045, Ser. 2005-AR13, Class A1A1[b]	257,788
1,745,390	2.258%, (12 MTA + 0.880%), 10/25/2046, Ser. 2006-AR13, Class 1Ab	1,564,244
917,249	2.102%, (12 MTA + 0.820%), 12/25/2046, Ser. 2006-AR17, Class 1Ab	829,127
814,662	2.118%, (12 MTA + 0.740%), 1/25/2047, Ser. 2006-AR19, Class 1Ab	749,438
	Washington Mutual Mortgage Pass Through Certificates Trust
623,528	2.298%, (12 MTA + 0.920%), 9/25/2046, Ser. 2006-AR7, Class A1Ab	465,681
990,884	2.128%, (12 MTA + 0.750%), 2/25/2047, Ser. 2007-OA3, Class 2Ab	832,667
	Wells Fargo Mortgage Backed Securities Trust
1,304,892	3.565%, 10/25/2034, Ser. 2004-V, Class 2A1[b]	1,312,953
700,310	5.500%, 8/25/2035, Ser. 2005-6, Class A12	715,480
313,318	3.762%, 3/25/2036, Ser. 2006-AR6, Class 3A1[b]	301,898
655,735	3.765%, 3/25/2036, Ser. 2006-AR2, Class 2A1[b]	664,764

	Total	39,337,570

Commercial Mortgage-Backed Securities (4.4%)
	Cold Storage Trust
4,850,000	2.897%, (LIBOR 1M + 1.000%), 4/15/2024, Ser. 2017-ICE3, Class A*,b	4,868,170
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
5,150,000	2.103%, (LIBOR 1M + 0.220%), 7/25/2020, Ser. KF41, Class Ab	5,162,671
1,640,859	2.776%, 3/25/2023, Ser. K724, Class A1[h]	1,626,513
7,598,982	2.183%, (LIBOR 1M + 0.300%), 11/25/2024, Ser. 2017-M13, Class FAb	7,603,730
	Federal National Mortgage Association - ACES
3,250,000	3.560%, 9/25/2021, Ser. 2018-M5, Class A2[b]	3,300,999
3,492,180	2.222%, (LIBOR 1M + 0.400%), 10/25/2024, Ser. 2017-HB1, Class Ab	3,498,633
	Invitation Homes 2017-SFR2 Trust
1,990,863	2.746%, (LIBOR 1M + 0.850%), 12/17/2036, Ser. 2017-C, Class A2Bb,f	1,993,972
	SCG Trust
3,575,000	3.547%, (LIBOR 1M + 1.650%), 11/15/2026, Ser. 2013-SRP1, Class Ab,f	3,575,000
	Wells Fargo Commercial Mortgage Trust
5,613,560	2.819%, 8/15/2050, Ser. 2014-LC16, Class A2	5,612,128
2,925,000	2.632%, 5/15/2048, Ser. 2015-NXS1, Class A2	2,912,589

	Total	40,154,405

Communications Services (1.9%)
	American Tower Corporation
1,800,000	3.450%, 9/15/2021	1,794,712
	AT&T, Inc.
1,400,000	3.232%, (LIBOR 3M + 0.930%), 6/30/2020[b]	1,417,062
2,000,000	3.200%, 3/1/2022	1,977,444
2,000,000	2.723%, (LIBOR 3M + 0.890%), 2/15/2023[b,f]	2,020,508
	Charter Communications Operating, LLC
1,000,000	3.579%, 7/23/2020	1,002,500
1,000,000	4.464%, 7/23/2022	1,019,278
	Cox Communications, Inc.
1,500,000	3.150%, 8/15/2024[f]	1,424,347
	Crown Castle International Corporation
250,000	3.400%, 2/15/2021	250,161
1,000,000	2.250%, 9/1/2021	959,834
1,000,000	3.200%, 9/1/2024	950,230
	Discovery Communications, LLC
2,000,000	2.950%, 3/20/2023	1,919,167
	Moody’s Corporation
1,250,000	2.750%, 7/15/2019	1,244,759
	SES Global Americas Holdings GP
1,125,000	2.500%, 3/25/2019[f]	1,117,025

	Total	17,097,027

Consumer Cyclical (2.3%)
	Alibaba Group Holding, Ltd.
500,000	2.800%, 6/6/2023	480,280
	BMW US Capital, LLC
1,450,000	1.500%, 4/11/2019[f]	1,435,561
1,500,000	2.749%, (LIBOR 3M + 0.410%), 4/12/2021[b,f]	1,505,112
	Daimler Finance North America, LLC
2,000,000	2.317%, (LIBOR 3M + 0.530%), 5/5/2020[b,f]	2,009,460
1,000,000	3.203%, (LIBOR 3M + 0.840%), 5/4/2023[b,f,i]	1,000,000
	Ford Motor Credit Company, LLC
2,000,000	3.565%, (LIBOR 3M + 1.270%), 3/28/2022[b]	2,033,084
1,000,000	3.601%, (LIBOR 3M + 1.235%), 2/15/2023[b]	1,000,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

55

LIMITED MATURITY BOND FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (95.8%)	Value
Consumer Cyclical (2.3%) - continued
	General Motors Financial Company, Inc.
$1,700,000	3.272%, (LIBOR 3M + 0.930%), 4/13/2020[b]	$1,715,660
3,500,000	3.612%, (LIBOR 3M + 1.310%), 6/30/2022[b]	3,568,394
	Home Depot, Inc.
1,600,000	4.400%, 4/1/2021	1,658,271
	Hyundai Capital Services, Inc.
2,000,000	3.000%, 3/6/2022[f]	1,934,791
1,500,000	3.000%, 8/29/2022[f]	1,440,798
	Newell Rubbermaid, Inc.
1,150,000	3.150%, 4/1/2021	1,137,904
	Ralph Lauren Corporation
225,000	2.625%, 8/18/2020	223,097

	Total	21,142,412

Consumer Non-Cyclical (6.1%)
	Abbott Laboratories
1,197,000	2.350%, 11/22/2019	1,186,520
	Altria Group, Inc.
500,000	2.850%, 8/9/2022	487,054
	Anheuser-Busch InBev Finance, Inc.
2,000,000	3.033%, (LIBOR 3M + 1.260%), 2/1/2021[b]	2,060,320
1,335,000	3.300%, 2/1/2023	1,324,293
	Anheuser-Busch InBev Worldwide, Inc.
1,000,000	3.052%, (LIBOR 3M + 0.740%), 1/12/2024[b]	1,015,820
	BAT Capital Corporation
2,000,000	2.719%, (LIBOR 3M + 0.880%), 8/15/2022[b,f]	2,023,517
	BAT International Finance plc
1,905,000	2.635%, (LIBOR 3M + 0.510%), 6/15/2018[b,f]	1,905,285
	Bayer U.S. Finance, LLC
1,000,000	2.375%, 10/8/2019[f]	990,318
	Becton, Dickinson and Company
1,000,000	2.944%, (LIBOR 3M + 0.875%), 12/29/2020[b]	1,002,463
1,950,000	3.125%, 11/8/2021	1,918,125
	Boston Scientific Corporation
1,665,000	6.000%, 1/15/2020	1,738,552
	Bunge, Ltd. Finance Corporation
1,000,000	3.000%, 9/25/2022	962,182
	Cargill, Inc.
1,000,000	3.250%, 3/1/2023[f]	991,018
	Church & Dwight Company, Inc.
1,155,000	2.450%, 12/15/2019	1,144,822
	CK Hutchison International, Ltd.
2,000,000	2.750%, 3/29/2023[f]	1,912,537
	Constellation Brands, Inc.
1,000,000	2.700%, 5/9/2022	965,309
1,500,000	3.200%, 2/15/2023	1,467,761
	CVS Health Corporation
870,000	2.250%, 8/12/2019	862,779
1,750,000	3.700%, 3/9/2023	1,743,274
	General Mills, Inc.
1,500,000	3.363%, (LIBOR 3M + 1.010%), 10/17/2023[b]	1,517,115
	Howard Hughes Medical Institute
1,500,000	3.500%, 9/1/2023	1,516,938
	Imperial Tobacco Finance plc
1,500,000	3.750%, 7/21/2022[f]	1,500,855
	Japan Tobacco, Inc.
2,500,000	2.100%, 7/23/2018[f]	2,499,591
	Kraft Heinz Foods Company
1,500,000	2.631%, (LIBOR 3M + 0.820%), 8/10/2022[b]	1,513,193
	Kroger Company
1,500,000	2.800%, 8/1/2022	1,450,483
	Laboratory Corporation of America Holdings
1,390,000	2.625%, 2/1/2020	1,377,282
	Mead Johnson Nutrition Company
1,000,000	3.000%, 11/15/2020	997,411
	Merck & Company, Inc.
1,490,000	2.186%, (LIBOR 3M + 0.375%), 2/10/2020[b]	1,498,374
	Mondelez International, Inc.
1,484,000	2.293%, (LIBOR 3M + 0.520%), 2/1/2019[b]	1,487,209
	Mylan NV
1,035,000	3.150%, 6/15/2021	1,015,817
	PepsiCo, Inc.
1,065,000	2.855%, (LIBOR 3M + 0.530%), 10/6/2021[b]	1,078,784
	Pernod Ricard SA
1,915,000	4.250%, 7/15/2022[f]	1,966,479
	Philip Morris International, Inc.
2,000,000	2.375%, 8/17/2022	1,916,967
	Reynolds American, Inc.
447,000	3.250%, 6/12/2020	447,245
	Shire Acquisitions Investments Ireland Designated Activity Company
1,850,000	1.900%, 9/23/2019	1,817,281
1,000,000	2.875%, 9/23/2023	943,128
	Smithfield Foods, Inc.
720,000	2.700%, 1/31/2020[f]	708,757
2,000,000	2.650%, 10/3/2021[f]	1,904,493
	Teva Pharmaceutical Finance Netherlands III BV
1,000,000	2.200%, 7/21/2021	902,138
1,000,000	6.000%, 4/15/2024[f]	969,976
	Zimmer Biomet Holdings, Inc.
1,500,000	2.928%, (LIBOR 3M + 0.750%), 3/19/2021[b]	1,502,528

	Total	56,233,993

Energy (4.0%)
	Andeavor Logistics, LP
500,000	3.500%, 12/1/2022	491,748
	BP Capital Markets plc
1,400,000	1.676%, 5/3/2019	1,387,302
1,500,000	2.828%, (LIBOR 3M + 0.650%), 9/19/2022[b]	1,519,879
	Canadian Natural Resources, Ltd.
1,500,000	2.950%, 1/15/2023	1,448,935
	Cenovus Energy, Inc.
1,000,000	3.000%, 8/15/2022	957,265

The accompanying Notes to Financial Statements are an integral part of this schedule.

56

LIMITED MATURITY BOND FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (95.8%)	Value
Energy (4.0%) - continued
	Chevron Corporation
$3,000,000	1.718%, 6/24/2018	$2,997,545
500,000	2.360%, (LIBOR 3M + 0.510%), 11/16/2018[b]	501,272
	DCP Midstream Operating, LP
1,350,000	2.700%, 4/1/2019	1,336,513
	Enable Midstream Partners, LP
1,250,000	2.400%, 5/15/2019	1,235,344
	Enbridge, Inc.
2,000,000	2.900%, 7/15/2022	1,930,896
	Encana Corporation
1,000,000	3.900%, 11/15/2021	1,007,049
	EOG Resources, Inc.
975,000	2.625%, 3/15/2023	931,445
	EQT Corporation
1,000,000	3.000%, 10/1/2022	966,406
	Exxon Mobil Corporation
1,900,000	1.708%, 3/1/2019	1,890,563
1,465,000	2.395%, (LIBOR 3M + 0.370%), 3/6/2022[b]	1,477,628
	Hess Corporation
500,000	3.500%, 7/15/2024	477,745
	Marathon Oil Corporation
2,000,000	2.800%, 11/1/2022	1,913,658
	Marathon Petroleum Corporation
1,325,000	3.400%, 12/15/2020	1,330,049
	NiSource Finance Corporation
1,000,000	2.650%, 11/17/2022	960,781
	Petrobras Global Finance BV
1,200,000	6.125%, 1/17/2022	1,266,960
	Petroleos Mexicanos
1,200,000	5.721%, (LIBOR 3M + 3.650%), 3/11/2022[b]	1,309,800
1,190,000	2.378%, 4/15/2025	1,160,537
	Plains All American Pipeline, LP
2,000,000	3.850%, 10/15/2023	1,949,759
	Shell International Finance BV
1,400,000	2.261%, (LIBOR 3M + 0.450%), 5/11/2020[b]	1,411,203
	Sinopec Group Overseas Development, Ltd.
1,175,000	1.750%, 9/29/2019[f]	1,150,399
	Sunoco Logistics Partners Operations, LP
1,675,000	4.400%, 4/1/2021	1,705,232
	Transcontinental Gas Pipe Line Company, LLC
650,000	7.850%, 2/1/2026	792,692
	Williams Partners, LP
1,325,000	3.600%, 3/15/2022	1,312,599

	Total	36,821,204

Financials (19.1%)
	ABN AMRO Bank NV
1,600,000	2.450%, 6/4/2020[f]	1,573,811
	AerCap Ireland Capital Designated Activity Company and AerCap Global Aviation Trust
1,000,000	3.300%, 1/23/2023	966,344
	Aflac, Inc.
1,650,000	2.400%, 3/16/2020	1,628,307
	American Express Credit Corporation
2,080,000	2.728%, (LIBOR 3M + 0.550%), 3/18/2019[b]	2,087,767
650,000	3.157%, (LIBOR 3M + 1.050%), 9/14/2020[b]	660,973
	American International Group, Inc.
1,150,000	3.300%, 3/1/2021	1,145,382
	Ares Capital Corporation
1,100,000	4.875%, 11/30/2018	1,110,801
1,250,000	3.875%, 1/15/2020	1,255,903
	Athene Global Funding
2,000,000	3.538%, (LIBOR 3M + 1.230%), 7/1/2022[b,f]	2,038,676
	Banco Santander SA
800,000	3.459%, (LIBOR 3M + 1.120%), 4/12/2023[b]	804,222
	Bank of America Corporation
1,775,000	3.178%, (LIBOR 3M + 0.870%), 4/1/2019[b]	1,788,097
1,500,000	2.958%, (LIBOR 3M + 0.650%), 10/1/2021[b]	1,507,945
1,065,000	3.519%, (LIBOR 3M + 1.160%), 1/20/2023[b]	1,085,357
1,500,000	3.359%, (LIBOR 3M + 1.000%), 4/24/2023[b]	1,520,937
1,500,000	2.816%, 7/21/2023[b]	1,450,159
900,000	4.000%, 1/22/2025	888,807
900,000	6.100%, 3/17/2025[b,j]	932,625
1,500,000	2.557%, (LIBOR 3M + 0.770%), 2/5/2026[b]	1,474,195
	Bank of New York Mellon Corporation
500,000	4.500%, 6/20/2023[b,j]	481,250
	Bank of Tokyo-Mitsubishi UFJ, Ltd.
1,135,000	2.850%, 9/8/2021[f,k]	1,113,528
	Barclays plc
1,250,000	3.250%, 1/12/2021	1,238,704
2,000,000	3.684%, 1/10/2023	1,972,469
	BB&T Corporation
1,220,000	3.063%, (LIBOR 3M + 0.715%), 1/15/2020[b]	1,229,933
	BNZ International Funding, Ltd.
2,000,000	2.592%, (LIBOR 3M + 0.700%), 2/21/2020[b,f]	2,012,271
1,175,000	3.087%, (LIBOR 3M + 0.980%), 9/14/2021[b,f]	1,191,205
	BPCE SA
1,000,000	3.124%, (LIBOR 3M + 1.220%), 5/22/2022[b,f]	1,016,866
	Capital One Financial Corporation
2,000,000	2.571%, (LIBOR 3M + 0.760%), 5/12/2020[b]	2,010,225
	Capital One NA
2,000,000	2.611%, (LIBOR 3M + 0.820%), 8/8/2022[b]	1,998,431
2,500,000	3.509%, (LIBOR 3M + 1.150%), 1/30/2023[b]	2,527,822
	Citigroup, Inc.
1,475,000	3.101%, (LIBOR 3M + 0.770%), 4/8/2019[b]	1,481,735
1,500,000	3.320%, (LIBOR 3M + 0.960%), 4/25/2022[b]	1,522,980

The accompanying Notes to Financial Statements are an integral part of this schedule.

57

LIMITED MATURITY BOND FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (95.8%)	Value
Financials (19.1%) - continued
$2,275,000	3.436%, (LIBOR 3M + 1.430%), 9/1/2023[b]	$2,334,642
2,000,000	2.985%, (LIBOR 3M + 1.100%), 5/17/2024[b]	2,034,000
	CNA Financial Corporation
2,000,000	5.875%, 8/15/2020	2,112,708
1,250,000	5.750%, 8/15/2021	1,331,577
	Compass Bank
2,000,000	2.875%, 6/29/2022	1,924,832
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
1,500,000	11.000%, 6/30/2019[b,f,j]	1,620,000
1,400,000	2.500%, 1/19/2021	1,375,839
	Credit Agricole SA
1,350,000	3.148%, (LIBOR 3M + 0.800%), 4/15/2019[b,f]	1,357,896
1,450,000	3.041%, (LIBOR 3M + 0.970%), 6/10/2020[b,f]	1,469,244
950,000	8.125%, 12/23/2025[b,f,j]	1,079,437
	Credit Suisse Group AG
1,500,000	6.500%, 8/8/2023[f]	1,623,750
810,000	7.500%, 12/11/2023[b,f,j]	877,854
	Discover Bank
1,650,000	8.700%, 11/18/2019	1,772,009
	Discover Financial Services
2,250,000	2.600%, 11/13/2018	2,249,279
	European Investment Bank
1,500,000	1.250%, 5/15/2018	1,499,565
	Fifth Third Bancorp
1,100,000	2.875%, 10/1/2021	1,084,285
	Goldman Sachs Capital II
70,000	4.000%, (LIBOR 3M + 0.768%), 6/1/2018[b,j]	59,640
	Goldman Sachs Group, Inc.
1,525,000	2.939%, (LIBOR 3M + 1.100%), 11/15/2018[b]	1,532,237
1,755,000	3.522%, (LIBOR 3M + 1.160%), 4/23/2020[b]	1,780,886
1,530,000	3.009%, (LIBOR 3M + 1.170%), 11/15/2021[b]	1,552,789
1,000,000	2.556%, (LIBOR 3M + 0.750%), 2/23/2023[b]	1,000,420
2,000,000	3.359%, (LIBOR 3M + 1.000%), 7/24/2023[b]	2,018,309
1,125,000	3.584%, (LIBOR 3M + 1.600%), 11/29/2023[b]	1,172,711
	HSBC Holdings plc
1,175,000	3.821%, (LIBOR 3M + 1.500%), 1/5/2022[b]	1,216,033
2,000,000	3.262%, 3/13/2023[b]	1,967,314
1,500,000	6.250%, 3/23/2023[b,j]	1,524,375
1,000,000	6.000%, 5/22/2027[b,j]	987,700
	Huntington Bancshares, Inc.
1,450,000	3.150%, 3/14/2021	1,443,584
	ING Groep NV
1,350,000	6.000%, 4/16/2020[b,j]	1,378,620
2,400,000	3.452%, (LIBOR 3M + 1.150%), 3/29/2022[b]	2,452,010
	International Lease Finance Corporation
1,440,000	5.875%, 8/15/2022	1,538,908
	Intesa Sanpaolo SPA
1,500,000	5.017%, 6/26/2024[f]	1,467,720
	J.P. Morgan Chase & Company
1,400,000	2.250%, 1/23/2020	1,383,929
1,250,000	5.300%, 5/1/2020[b,j]	1,287,500
1,250,000	3.875%, 9/10/2024	1,232,555
1,500,000	3.188%, (LIBOR 3M + 0.850%), 1/10/2025[b]	1,498,576
	J.P. Morgan Chase Bank NA
1,150,000	2.861%, (LIBOR 3M + 0.590%), 9/23/2019[b]	1,157,123
	Japan Bank for International Cooperation
3,000,000	1.750%, 7/31/2018	2,995,560
	KeyBank NA
2,250,000	2.526%, (LIBOR 3M + 0.520%), 6/1/2018[b]	2,250,901
	Kilroy Realty, LP
700,000	3.800%, 1/15/2023	695,350
	Lincoln National Corporation
1,000,000	4.000%, 9/1/2023	1,012,959
	Lloyds Banking Group plc
2,000,000	2.907%, 11/7/2023[b]	1,925,255
350,000	4.582%, 12/10/2025	345,742
	Macquarie Bank, Ltd.
500,000	3.528%, (LIBOR 3M + 1.180%), 1/15/2019[b,f]	503,341
	Macquarie Group, Ltd.
1,500,000	3.004%, (LIBOR 3M + 1.020%), 11/28/2023[b,f]	1,502,196
	Metropolitan Life Global Funding I
2,250,000	3.650%, 6/14/2018[f]	2,253,238
	Mitsubishi UFJ Financial Group, Inc.
1,175,000	3.149%, (LIBOR 3M + 1.060%), 9/13/2021[b]	1,194,622
1,600,000	2.824%, (LIBOR 3M + 0.920%), 2/22/2022[b]	1,619,152
	Mizuho Financial Group Cayman 3, Ltd.
675,000	4.600%, 3/27/2024[f]	688,261
	Mizuho Financial Group, Inc.
1,175,000	3.229%, (LIBOR 3M + 1.140%), 9/13/2021[b]	1,193,400
1,500,000	2.924%, (LIBOR 3M + 0.940%), 2/28/2022[b]	1,521,477
	Morgan Stanley
1,000,000	5.450%, 7/15/2019[b,j]	1,015,510
1,950,000	2.633%, (LIBOR 3M + 0.800%), 2/14/2020[b]	1,956,903
900,000	5.550%, 7/15/2020[b,j]	922,500
1,000,000	2.295%, (LIBOR 3M + 0.550%), 2/10/2021[b]	1,003,389
2,000,000	3.539%, (LIBOR 3M + 1.180%), 1/20/2022[b]	2,030,168
1,400,000	3.759%, (LIBOR 3M + 1.400%), 10/24/2023[b]	1,438,024
1,425,000	5.000%, 11/24/2025	1,476,676
	Nationwide Building Society
2,000,000	3.766%, 3/8/2024[b,f]	1,976,413
	NCUA Guaranteed Notes
838,916	2.245%, (LIBOR 1M + 0.350%), 12/7/2020, Ser. 2010-A1, Class Ab	839,858

The accompanying Notes to Financial Statements are an integral part of this schedule.

58

LIMITED MATURITY BOND FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (95.8%)	Value
Financials (19.1%) - continued
	Peachtree Corners Funding Trust
$1,125,000	3.976%, 2/15/2025[f]	$1,110,889
	Prudential Financial, Inc.
1,150,000	2.350%, 8/15/2019	1,142,960
	Realty Income Corporation
2,000,000	3.250%, 10/15/2022	1,961,541
	Regions Financial Corporation
1,000,000	3.200%, 2/8/2021	995,504
	Reliance Standard Life Global Funding II
1,400,000	2.500%, 4/24/2019[f]	1,392,840
	Royal Bank of Scotland Group plc
2,000,000	3.309%, (LIBOR 3M + 1.470%), 5/15/2023[b]	2,025,875
2,000,000	3.498%, 5/15/2023[b]	1,957,058
	Santander Holdings USA, Inc.
1,450,000	3.700%, 3/28/2022	1,436,903
1,000,000	3.400%, 1/18/2023	968,621
	Santander UK plc
750,000	3.125%, 1/8/2021	743,760
500,000	5.000%, 11/7/2023[f]	513,238
	Simon Property Group, LP
1,350,000	2.500%, 9/1/2020	1,331,810
1,400,000	2.500%, 7/15/2021	1,364,098
	Skandinaviska Enskilda Banken AB
2,500,000	1.375%, 5/29/2018[f]	2,498,611
	Stadshypotek AB
2,000,000	1.875%, 10/2/2019[f]	1,972,681
2,000,000	2.500%, 4/5/2022[f]	1,947,122
	Standard Chartered plc
1,000,000	3.950%, 1/11/2023[f]	982,025
	State Street Corporation
2,062,000	2.785%, (LIBOR 3M + 0.900%), 8/18/2020[b]	2,096,903
	Sumitomo Mitsui Financial Group, Inc.
1,450,000	4.436%, 4/2/2024[f]	1,470,672
	SunTrust Banks, Inc.
725,000	2.900%, 3/3/2021	717,535
	Svenska Handelsbanken AB
500,000	2.668%, (LIBOR 3M + 0.490%), 6/17/2019[b]	501,849
	Synchrony Financial
1,175,000	3.017%, (LIBOR 3M + 1.230%), 2/3/2020[b]	1,189,356
1,230,000	4.250%, 8/15/2024	1,209,726
	Toronto-Dominion Bank
1,400,000	3.037%, (LIBOR 3M + 0.930%), 12/14/2020[b]	1,423,821
	USB Group Funding Jersey, Ltd.
1,750,000	3.726%, (LIBOR 3M + 1.440%), 9/24/2020[b,f]	1,792,072
	USB Realty Corporation
1,200,000	3.495%, (LIBOR 3M + 1.147%), 1/15/2022[b,f,j]	1,083,000
	Ventas Realty, LP
2,000,000	3.100%, 1/15/2023	1,943,148
	Voya Financial, Inc.
500,000	5.650%, 5/15/2053[b]	509,500
	Wells Fargo & Company
1,000,000	5.895%, (LIBOR 3M + 3.770%), 6/15/2018[b,j]	1,011,250
1,760,000	3.039%, (LIBOR 3M + 0.680%), 1/30/2020[b]	1,770,673
750,000	3.450%, 2/13/2023	733,990
1,400,000	3.589%, (LIBOR 3M + 1.230%), 10/31/2023[b]	1,430,149
900,000	4.100%, 6/3/2026	879,542

	Total	175,587,200

Foreign Government (0.6%)
	Argentina Government International Bond
1,440,000	5.625%, 1/26/2022	1,452,240
	Export-Import Bank of Korea
1,720,000	2.250%, 1/21/2020	1,690,120
	Kommunalbanken AS
2,540,000	1.500%, 10/22/2019[f]	2,499,074
	Poland Government International Bond
125,000	4.000%, 1/22/2024	128,008

	Total	5,769,442

Mortgage-Backed Securities (3.2%)
	Angel Oak Mortgage Trust I, LLC
2,942,551	3.258%, 4/27/2048, Ser. 2018-1, Class A1[b,f]	2,942,579
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
158,323	6.500%, 9/1/2037	178,311
10,270,000	4.000%, 5/1/2048[i]	10,457,748
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
11,570,000	3.500%, 5/1/2030[i]	11,701,970
	Federal National Mortgage Association Conventional 20-Yr. Pass Through
312,820	6.000%, 8/1/2024	346,046
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
255,485	3.480%, (LIBOR 12M + 1.730%), 9/1/2037[b]	265,777
106,547	2.821%, (LIBOR 12M + 1.071%), 10/1/2037[b]	106,112
882,774	3.278%, (LIBOR 12M + 1.514%), 1/1/2043[b]	905,186
2,650,489	1.776%, (LIBOR 12M + 1.550%), 7/1/2043[b]	2,729,790

	Total	29,633,519

Technology (2.4%)
	Amphenol Corporation
1,122,000	2.550%, 1/30/2019	1,120,688
	Apple, Inc.
2,450,000	2.089%, (LIBOR 3M + 0.300%), 5/6/2019[b]	2,458,189
1,900,000	2.120%, (LIBOR 3M + 0.300%), 5/6/2020[b]	1,907,341

The accompanying Notes to Financial Statements are an integral part of this schedule.

59

LIMITED MATURITY BOND FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (95.8%)	Value
Technology (2.4%) - continued
	Broadcom Corporation
$1,435,000	2.375%, 1/15/2020	$1,414,518
2,000,000	2.650%, 1/15/2023	1,892,583
	Cisco Systems, Inc.
2,405,000	2.506%, (LIBOR 3M + 0.500%), 3/1/2019[b]	2,414,602
	Diamond 1 Finance Corporation
865,000	3.480%, 6/1/2019[f]	866,921
	Hewlett Packard Enterprise Company
2,200,000	4.251%, (LIBOR 3M + 1.930%), 10/5/2018[b]	2,216,046
	Intel Corporation
745,000	3.100%, 7/29/2022	743,566
	Microsoft Corporation
2,000,000	1.850%, 2/6/2020	1,973,223
	Oracle Corporation
1,325,000	2.500%, 5/15/2022	1,292,975
1,500,000	2.625%, 2/15/2023	1,457,557
	Texas Instruments, Inc.
1,000,000	1.750%, 5/1/2020	979,799
	VMware, Inc.
1,500,000	2.950%, 8/21/2022	1,441,187

	Total	22,179,195

Transportation (1.5%)
	Air Canada Pass Through Trust
979,588	3.875%, 3/15/2023[f]	960,388
	American Airlines Pass Through Trust
970,982	5.600%, 7/15/2020[f]	988,557
1,046,831	4.950%, 1/15/2023	1,080,015
687,404	3.700%, 5/1/2023	673,175
	British Airways plc
1,235,694	4.625%, 6/20/2024[f]	1,272,641
	Continental Airlines, Inc.
1,771,680	4.150%, 4/11/2024	1,786,385
	Delta Air Lines, Inc.
413,094	4.750%, 5/7/2020	420,902
110,592	4.950%, 11/23/2020	111,809
	ERAC USA Finance, LLC
1,400,000	2.600%, 12/1/2021[f]	1,361,964
	J.B. Hunt Transport Services, Inc.
1,200,000	3.300%, 8/15/2022	1,186,970
	Ryder System, Inc.
1,000,000	3.400%, 3/1/2023	989,200
	TTX Company
2,000,000	2.250%, 2/1/2019[f]	1,991,268
650,000	4.125%, 10/1/2023*	662,379
	US Airways Pass Through Trust
772,687	3.950%, 11/15/2025	779,486

	Total	14,265,139

U.S. Government and Agencies (18.4%)
	Federal National Mortgage Association
3,000,000	2.500%, 4/13/2021	2,982,168
15,000,000	2.375%, 1/19/2023	14,667,255
	U.S. Treasury Bonds
3,050,000	2.250%, 11/15/2027	2,872,838
6,750,000	5.500%, 8/15/2028	8,268,750
690,000	3.000%, 5/15/2042	680,135
3,255,000	2.500%, 5/15/2046	2,879,912
	U.S. Treasury Bonds, TIPS
5,392,750	0.125%, 1/15/2023	5,266,383
6,235,190	0.375%, 1/15/2027	6,032,747
6,615,180	0.375%, 7/15/2027	6,405,508
5,778,740	1.000%, 2/15/2046	5,879,679
	U.S. Treasury Notes
3,350,000	1.500%, 10/31/2019	3,304,592
61,000,000	1.750%, 11/30/2019	60,347,110
8,000,000	1.875%, 12/15/2020	7,856,562
2,800,000	1.125%, 8/31/2021	2,660,766
21,025,000	2.000%, 11/30/2022	20,331,011
1,500,000	2.125%, 7/31/2024	1,435,195
	U.S. Treasury Notes, TIPS
17,856,970	0.125%, 4/15/2021	17,604,810

	Total	169,475,421

Utilities (1.8%)
	Ameren Corporation
1,100,000	2.700%, 11/15/2020	1,084,866
	DTE Energy Company
570,000	2.400%, 12/1/2019	562,224
	Electricite de France SA
1,000,000	5.250%, 1/29/2023[b,f,j]	1,002,660
	Enel Finance International NV
2,000,000	2.750%, 4/6/2023[f]	1,912,886
	Eversource Energy
1,250,000	1.450%, 5/1/2018	1,250,000
	Exelon Corporation
1,350,000	2.850%, 6/15/2020	1,336,490
1,250,000	3.497%, 6/1/2022	1,230,224
	Exelon Generation Company, LLC
1,125,000	2.950%, 1/15/2020	1,120,920
	ITC Holdings Corporation
1,500,000	2.700%, 11/15/2022[f]	1,436,682
	National Rural Utilities Cooperative Finance Corporation
850,000	4.750%, 4/30/2043[b]	863,160
	PPL Capital Funding, Inc.
1,420,000	3.500%, 12/1/2022	1,414,445
	Public Service Electric And Gas Company
2,070,000	1.800%, 6/1/2019	2,043,009
	Sempra Energy
1,420,000	2.400%, 3/15/2020	1,400,990

	Total	16,658,556

	Total Long-Term Fixed Income (cost $890,209,941)	882,841,843

Shares	Preferred Stock (0.3%)	Value
Financials (0.3%)
54,000	Citigroup Capital XIII, 8.137%[b]	1,446,660
7,350	Farm Credit Bank of Texas,
	6.750%[b,f,j]	788,670

	Total	2,235,330

	Total Preferred Stock (cost $2,225,400)	2,235,330

The accompanying Notes to Financial Statements are an integral part of this schedule.

60

LIMITED MATURITY BOND FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Shares	Collateral Held for Securities Loaned (0.1%)	Value
1,083,390	Thrivent Cash Management Trust	$1,083,390

	Total Collateral Held for Securities Loaned (cost $1,083,390)	1,083,390

Shares or Principal Amount	Short-Term Investments (5.4%)	Value
	Federal Home Loan Bank Discount Notes
900,000	1.715%, 6/19/2018[l,m]	897,881
	Thrivent Core Short-Term Reserve Fund
4,909,834	2.120%	49,098,334

	Total Short-Term Investments (cost $49,996,233)	49,996,215

	Total Investments (cost $948,982,844) 102.1%	$941,027,177

	Other Assets and Liabilities, Net (2.1%)	(19,078,446)

	Total Net Assets 100.0%	$921,948,731

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b

Denotes variable rate securities. The rate shown is as of April 30, 2018. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

c	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
d	Defaulted security. Interest is not being accrued.
e	In bankruptcy. Interest is not being accrued.
f

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of April 30, 2018, the value of these investments was $244,550,781 or 26.5% of total net assets.

g	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of April 30, 2018.
h	All or a portion of the security is insured or guaranteed.
i	Denotes investments purchased on a when-issued or delayed delivery basis.
j	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
k	All or a portion of the security is on loan.
l	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
m	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
*

Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Limited Maturity Bond Fund as of April 30, 2018 was $69,306,638 or 7.5% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of April 30, 2018.

Security	Acquisition Date	Cost
Apidos CLO XVIII, 7/22/2026	4/4/2017	$3,400,000
Babson CLO, Ltd., 10/17/2026	3/10/2017	3,050,000
Betony CLO, Ltd., 4/15/2027	11/17/2016	2,750,000
Birchwood Park CLO, Ltd., 7/15/2026	2/14/2017	3,450,000
BlueMountain CLO, Ltd., 10/15/2026	4/10/2017	3,800,000
Carlyle Global Market Strategies CLO, Ltd., 10/15/2026	1/27/2017	3,000,000
Cent CLO 16, LP, 8/1/2024	9/5/2014	1,433,265
Cent CLO 22, Ltd., 11/7/2026	11/1/2016	3,000,000
CLUB Credit Trust, 4/17/2023	6/14/2017	52,392
Cold Storage Trust, 4/15/2036	4/20/2017	4,850,000
Colt Mortgage Loan Trust, 5/27/2047	4/27/2017	1,832,464
Commonbond Student Loan Trust, 6/25/2032	6/17/2015	341,889
Deephaven Residential Mortgage Trust, 12/26/2046	4/7/2017	1,146,724
DRB Prime Student Loan Trust, 10/27/2031	9/23/2015	1,641,761
Dryden 34 Senior Loan Fund CLO, 10/15/2026	3/1/2017	2,671,107
Edlinc Student Loan Funding Trust, 10/1/2025	11/29/2012	725,961
FRS, LLC, 4/15/2043	4/10/2013	631,653
GoldenTree Loan Opportunities IX, Ltd., 10/29/2026	10/7/2016	3,200,000
Madison Park Funding XIV, Ltd., 7/20/2026	4/13/2017	3,450,000
Mortgage Equity Conversion Asset Trust, 2/25/2042	2/14/2007	1,501,583
Mortgage Equity Conversion Asset Trust, 1/25/2042	1/18/2007	1,533,696
Neuberger Berman CLO, Ltd., 4/22/2029	4/27/2017	2,800,000
NRZ Excess Spread-Collateralized Notes Series, 1/25/2023	1/24/2018	2,355,930
Octagon Investment Partners XX, Ltd., 8/12/2026	4/21/2017	3,350,000
OZLM VIII, Ltd., 10/17/2026	5/16/2017	3,300,000
Race Point IX CLO, Ltd., 10/15/2030	8/28/2017	1,325,000
Radnor RE, Ltd., 3/25/2028	3/13/2018	3,300,000
Symphony CLO VIII, Ltd., 1/9/2023	9/15/2014	292,377
TTX Company, 10/1/2023	9/19/2013	649,993
Upstart Securitization Trust, 6/20/2024	6/13/2017	1,341,501
Voya CLO 3, Ltd., 7/25/2026	12/13/2017	3,050,000
Wachovia Asset Securitization, Inc., 7/25/2037	3/16/2007	360,067

The accompanying Notes to Financial Statements are an integral part of this schedule.

61

LIMITED MATURITY BOND FUND

Schedule of Investments as of April 30, 2018

(unaudited)

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Limited Maturity Bond Fund as of April 30, 2018:

Securities Lending Transactions
Taxable Debt Security	$1,0	57,607

Total lending	$1,0	57,607
Gross amount payable upon return of collateral for securities loaned	$1,0	83,390

Net amounts due to counterparty		$25,783

Definitions:

ACES	-	Alternative Credit Enhancement Securities
CLO	-	Collateralized Loan Obligation
Ser.	-	Series
TIPS	-	Treasury Inflation Protected Security

Reference Rate Index:

12 MTA	-	12 Month Treasury Average
CMT 1Y	-	Constant Maturity Treasury Yield 1 Year
CMT 3M	-	Constant Maturity Treasury Yield 3 Month
LIBOR 1W	-	ICE Libor USD Rate 1 Week
LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month
LIBOR 6M	-	ICE Libor USD Rate 6 Month
LIBOR 12M	-	ICE Libor USD Rate 12 Month
PRIME	-	Federal Reserve Prime Loan Rate

The accompanying Notes to Financial Statements are an integral part of this schedule.

62

MODERATE ALLOCATION FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Bank Loans (1.6%)[a]	Value
Basic Materials (0.1%)
	Arch Coal, Inc., Term Loan
$425,000	4.651%, (LIBOR 1M + 2.750%), 3/7/2024[b]	$424,601
	Big River Steel, LLC, Term Loan
268,650	7.302%, (LIBOR 3M + 5.000%), 8/15/2023[b,c]	272,680
	Chemours Company, Term Loan
500,000	3.660%, (LIBOR 1M + 1.750%), 3/26/2025[b]	501,460
	CONSOL Mining Corporation, Term Loan
249,375	7.990%, (LIBOR 3M + 6.000%), 10/30/2022[b]	255,609
	Contura Energy, Inc., Term Loan
414,950	6.910%, (LIBOR 1M + 5.000%), 3/17/2024[b]	414,431
	Coronado Australian Holdings Property, Ltd., Term Loan
58,928	8.802%, (LIBOR 3M + 6.500%), 3/21/2025[b,c]	58,781
216,071	8.802%, (LIBOR 3M + 6.500%), 3/21/2025[b,c]	215,531
	Peabody Energy Corporation, Term Loan
285,000	4.651%, (LIBOR 1M + 2.750%), 4/11/2025[b]	285,479
	Tronox Finance, LLC, Term Loan
182,450	5.302%, (LIBOR 3M + 3.000%), 9/14/2024[b]	184,303
421,038	5.302%, (LIBOR 3M + 3.000%), 9/14/2024[b]	425,316

	Total	3,038,191

Capital Goods (0.1%)
	Advanced Disposal Services, Inc., Term Loan
237,745	3.998%, (LIBOR 1W + 2.250%), 11/10/2023[b]	239,132
	Cortes NP Intermediate Holding II Corporation, Term Loan
705,713	5.887%, (LIBOR 1M + 4.000%), 11/30/2023[b]	704,534
	Navistar, Inc., Term Loan
468,825	5.400%, (LIBOR 1M + 3.500%), 11/3/2024[b]	471,465
	Sterigenics-Nordion Holdings, LLC, Term Loan
549,450	4.901%, (LIBOR 1M + 3.000%), 5/15/2022[b]	552,197

	Total	1,967,328

Communications Services (0.5%)
	Cengage Learning Acquisitions, Term Loan
683,373	6.147%, (LIBOR 1M + 4.250%), 6/7/2023[b]	610,341
	CenturyLink, Inc., Term Loan
723,188	4.651%, (LIBOR 1M + 2.750%), 1/31/2025[b]	712,036
	Charter Communications Operating, LLC, Term Loan
498,750	3.910%, (LIBOR 1M + 2.000%), 4/13/2025[b]	500,710
	Frontier Communications Corporation, Term Loan
491,288	5.660%, (LIBOR 1M + 3.750%), 6/1/2024[b]	484,994
	Hargray Merger Subsidiary Corporation, Term Loan
367,923	4.901%, (LIBOR 1M + 3.000%), 3/24/2024[b,d,e]	368,956
	Intelsat Jackson Holdings SA, Term Loan
400,000	5.706%, (LIBOR 3M + 3.750%), 11/27/2023[b]	402,376
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
905,000	5.848%, (LIBOR 3M + 3.500%), 1/7/2022[b]	875,588
110,493	9.098%, (LIBOR 3M + 6.750%), 7/7/2023[b,c]	101,101
	McGraw-Hill Global Education Holdings, LLC, Term Loan
836,913	5.901%, (LIBOR 1M + 4.000%), 5/4/2022[b]	819,656
	Mediacom Illinois, LLC, Term Loan
210,000	3.500%, (LIBOR 1W + 1.750%), 2/15/2024[b]	210,525
	NEP/NCP Holdco, Inc., Term Loan
574,170	5.552%, (LIBOR 3M + 3.250%), 7/21/2022[b]	574,532
45,374	9.339%, (LIBOR 3M + 7.000%), 1/23/2023[b]	45,544
	New LightSquared, Term Loan
	11.305%, PIK 10.265%, (LIBOR
138,214	3M + 8.750%), 12/7/2020[b,f]	111,565
	Radiate Holdco, LLC, Term Loan
977,531	4.901%, (LIBOR 1M + 3.000%), 2/1/2024[b]	966,691
	Sable International Finance, Ltd., Term Loan
1,005,000	5.151%, (LIBOR 1M + 3.250%), 2/6/2026[b]	1,011,281
	SBA Senior Finance II, LLC, Term Loan
305,000	0.000%, (LIBOR 3M + 2.000%), 4/6/2025[b,d,e]	305,720
	SFR Group SA, Term Loan
193,050	4.651%, (LIBOR 1M + 2.750%), 6/22/2025[b]	189,637
	Sinclair Television Group, Inc., Term Loan
860,000	0.000%, (LIBOR 3M + 2.500%), 12/12/2024[b,d,e]	863,586
	Sprint Communications, Inc., Term Loan
866,250	4.438%, (LIBOR 1M + 2.500%), 2/2/2024[b]	868,416
	Syniverse Holdings, Inc., Term Loan
120,000	6.895%, (LIBOR 1M + 5.000%), 2/9/2023[b]	121,234
	Univision Communications, Inc., Term Loan
695,125	4.651%, (LIBOR 1M + 2.750%), 3/15/2024[b]	685,073
	WideOpenWest Finance, LLC, Term Loan
361,185	5.146%, (LIBOR 1M + 3.250%), 8/6/2023[b]	348,092

	Total	11,177,654

The accompanying Notes to Financial Statements are an integral part of this schedule.

63

MODERATE ALLOCATION FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Bank Loans (1.6%)[a]	Value
Consumer Cyclical (0.2%)
	Burlington Coat Factory Warehouse Corporation, Term Loan
$422,875	4.410%, (LIBOR 1M + 2.500%), 11/9/2024[b]	$424,461
	Four Seasons Hotels, Ltd., Term Loan
349,116	3.901%, (LIBOR 1M + 2.000%), 11/30/2023[b]	351,298
	Golden Entertainment, Inc., Term Loan
673,312	4.910%, (LIBOR 1M + 3.000%), 8/15/2024[b]	678,362
105,000	8.900%, (LIBOR 1M + 7.000%), 8/15/2025[b,c]	107,100
	Golden Nugget, Inc., Term Loan
530,954	4.648%, (LIBOR 1M + 2.750%), 10/4/2023[b]	535,223
	IMG Worldwide, Inc., Term Loan
200,000	9.151%, (LIBOR 1M + 7.250%), 5/6/2022[b]	201,500
	KAR Auction Services, Inc., Term Loan
213,281	4.813%, (LIBOR 3M + 2.500%), 3/9/2023[b]	214,081
	Men’s Warehouse, Inc., Term Loan
200,000	5.395%, (LIBOR 3M + 3.500%), 3/28/2025[b]	201,750
	Mohegan Tribal Gaming Authority, Term Loan
500,583	5.901%, (LIBOR 1M + 4.000%), 10/13/2023[b]	496,518
	Neiman Marcus Group, LLC, Term Loam
195,000	0.000%, (LIBOR 3M + 3.250%), 10/25/2020[b,d,e]	171,423
	Scientific Games International, Inc., Term Loan
945,000	4.726%, (LIBOR 2M + 2.750%), 8/14/2024[b]	950,462
	Stars Group Holdings BV, Term Loan
1,004,778	5.325%, (LIBOR 3M + 3.000%), 3/29/2025[b]	1,008,003
	Wyndham Hotels & Resorts, Inc., Term Loan
245,000	0.000%, (LIBOR 3M + 1.750%), 3/29/2025[b,d,e]	246,808

	Total	5,586,989

Consumer Non-Cyclical (0.3%)
	Air Medical Group Holdings, Inc., Term Loan
967,575	5.128%, (LIBOR 1M + 3.250%), 4/28/2022[b]	971,929
104,738	6.147%, (LIBOR 1M + 4.250%), 9/26/2024[b]	105,829
	Albertson’s, LLC, Term Loan
254,034	4.651%, (LIBOR 1M + 2.750%), 8/25/2021[b]	251,494
350,509	5.292%, (LIBOR 3M + 3.000%), 12/21/2022[b]	347,663
446,716	4.956%, (LIBOR 3M + 3.000%), 6/22/2023[b]	441,691
	Anmeal Pharmaceuticals LLC, Term Loan
395,000	0.000%, (LIBOR 3M + 3.500%), 3/23/2025[b,d,e]	396,481
	CHS/Community Health Systems, Inc., Term Loan
411,886	5.234%, (LIBOR 3M + 3.250%), 1/27/2021[b]	399,187
	Endo Luxembourg Finance Company I SARL., Term Loan
606,996	6.188%, (LIBOR 1M + 4.250%), 4/27/2024[b]	603,202
	JBS USA LUX SA, Term Loan
821,700	4.678%, (LIBOR 3M + 2.500%), 10/30/2022[b]	820,501
	Ortho-Clinical Diagnostics, Inc., Term Loan
726,052	5.650%, (LIBOR 1M + 3.750%), 6/30/2021[b]	730,590
	Revlon Consumer Products Corporation, Term Loan
336,583	5.401%, (LIBOR 1M + 3.500%), 9/7/2023[b]	258,890
	Valeant Pharmaceuticals International, Inc., Term Loan
694,136	5.394%, (LIBOR 1M + 3.500%), 4/1/2022[b]	701,514

	Total	6,028,971

Energy (0.1%)
	Apergy Corporation, Term Loan
185,000	0.000%, (LIBOR 3M + 2.500%), 4/19/2025[b,d,e]	185,925
	Calpine Corporation, Term Loan
363,133	4.810%, (LIBOR 3M + 2.500%), 1/15/2024[b]	364,607
	Houston Fuel Oil Terminal, LLC, Term Loan
607,950	5.800%, (LIBOR 3M + 3.500%), 8/19/2021[b]	613,652
	McDermott Technology (Americas), Inc., Term Loan
585,000	0.000%, (LIBOR 3M + 5.000%), 4/4/2025[b,d,e]	580,431
	MEG Energy Corporation, Term Loan
44,650	5.810%, (LIBOR 3M + 3.500%), 12/31/2023[b]	44,829
	MRC Global US, Inc., Term Loan
194,513	5.401%, (LIBOR 1M + 3.500%), 9/15/2024[b]	195,608
	Pacific Drilling SA, Term Loan
416,512	0.000%, (PRIME + 4.500%), 6/3/2018[b,g,h]	149,078

	Total	2,134,130

The accompanying Notes to Financial Statements are an integral part of this schedule.

64

MODERATE ALLOCATION FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Bank Loans (1.6%)[a]	Value
Financials (0.1%)
	ASP AMC Merger Sub, Inc., Term Loan
$629,402	5.802%, (LIBOR 3M + 3.500%), 4/13/2024[b]	$631,170
	Avolon TLB Borrower 1 US, LLC, Term Loan
560,763	4.147%, (LIBOR 1M + 2.250%), 4/3/2022[b]	561,621
	Digicel International Finance, Ltd., Term Loan
563,584	5.610%, (LIBOR 3M + 3.250%), 5/10/2024[b]	562,412
	DJO Finance, LLC, Term Loan
239,000	5.356%, (LIBOR 1M + 3.250%), 6/7/2020[b]	239,970
	Genworth Holdings, Inc., Term Loan
105,000	6.395%, (LIBOR 1M + 4.500%), 2/28/2023[b,c]	106,706
	MoneyGram International, Inc., Term Loan
607,753	5.552%, (LIBOR 3M + 3.250%), 3/28/2020[b]	605,778
	TransUnion, LLC, Term Loan
393,025	3.901%, (LIBOR 1M + 2.000%), 4/9/2023[b]	393,693

	Total	3,101,350

Technology (0.2%)
	Harland Clarke Holdings Corporation, Term Loan
605,639	7.052%, (LIBOR 3M + 4.750%), 10/31/2023[b]	610,181
	Micron Technology, Inc., Term Loan
485,000	0.000%, (LIBOR 3M + 1.750%), 4/26/2022[b,d,e]	488,434
	Rackspace Hosting, Inc., Term Loan
456,550	4.787%, (LIBOR 3M + 3.000%), 11/3/2023[b]	455,217
	SS&C Technologies Holdings Europe SARL, Term Loan
150,993	0.000%, (LIBOR 1M + 2.500%), 2/27/2025[b,d,e]	151,936
	SS&C Technologies, Inc., Term Loan
401,877	0.000%, (LIBOR 1M + 2.500%), 2/27/2025[b,d,e]	404,389
	TNS, Inc., Term Loan
557,440	5.910%, (LIBOR 1M + 4.000%), 8/14/2022[b]	559,993
	Western Digital Corporation, Term Loan
600,829	3.900%, (LIBOR 1M + 2.000%), 4/29/2023[b]	604,050

	Total	3,274,200

Transportation (<0.1%)
	Arctic LNG Carriers, Ltd., Term Loan
709,638	6.400%, (LIBOR 1M + 4.500%), 5/18/2023[b]	713,186
	OSG Bulk Ships, Inc., Term Loan
124,967	6.040%, (LIBOR 3M + 4.250%), 8/5/2019[b,c]	120,905

	Total	834,091

Utilities (<0.1%)
	EnergySolutions, LLC, Term Loan
175,000	6.660%, (LIBOR 1M + 4.750%), 5/29/2020[b,c]	176,313
	HD Supply Waterworks, Term Loan
313,425	5.115%, (LIBOR 3M + 3.000%), 7/21/2024[b,c]	314,992
	Talen Energy Supply, LLC, Term Loan
232,489	5.901%, (LIBOR 1M + 4.000%), 7/6/2023[b]	229,776

	Total	721,081

	Total Bank Loans (cost $38,172,392)	37,863,985

Shares	Registered Investment Companies (44.1%)	Value
Affiliated Equity Holdings (31.9%)
2,203,086	Thrivent Core International Equity Fund	22,581,636
6,327,806	Thrivent Core Low Volatility Equity Fund[i]	62,645,279
12,490,426	Thrivent Large Cap Growth Fund, Class S	150,384,726
1,828,360	Thrivent Large Cap Stock Fund, Class S	51,139,218
8,148,795	Thrivent Large Cap Value Fund, Class S	184,244,266
3,723,782	Thrivent Mid Cap Stock Fund, Class S	105,308,548
12,134,999	Thrivent Partner Worldwide Allocation Fund, Class S	136,276,041
1,034,330	Thrivent Small Cap Stock Fund, Class S	27,213,215

	Total	739,792,929

Affiliated Fixed Income Holdings (10.5%)
3,706,000	Thrivent Core Emerging Markets Debt Fund	34,836,402
7,667,647	Thrivent High Yield Fund, Class S	36,421,322
12,260,828	Thrivent Income Fund, Class S	108,876,157
5,117,648	Thrivent Limited Maturity Bond Fund, Class S	63,202,951

	Total	243,336,832

Equity Funds/Exchange Traded Funds (0.5%)
7,655	ProShares Ultra S&P 500[j]	809,057
32,690	SPDR S&P 500 ETF Trust	8,646,832
9,901	SPDR S&P Biotech ETF[j]	861,189
3,180	SPDR S&P Metals & Mining ETF[j]	111,205
4,280	VanEck Vectors Oil Services ETF	116,159

	Total	10,544,442

The accompanying Notes to Financial Statements are an integral part of this schedule.

65

MODERATE ALLOCATION FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Shares	Registered Investment Companies (44.1%)	Value
Fixed Income Funds/Exchange Traded Funds (1.2%)
20,000	iShares Barclays 1-3 Year Credit Bond Fund	$2,074,800
98,050	iShares iBoxx $ Investment Grade Corporate Bond ETF	11,297,321
122,000	PowerShares Senior Loan Portfolio	2,819,420
140,900	Vanguard Short-Term Corporate Bond ETF	11,012,744

	Total	27,204,285

	Total Registered Investment Companies (cost $774,599,633)	1,020,878,488

Principal Amount	Long-Term Fixed Income (28.1%)	Value
Asset-Backed Securities (0.9%)
	Access Group, Inc.
90,417	2.372%, (LIBOR 1M + 0.500%), 2/25/2036, Ser. 2013-1, Class Ab,k	89,388
	AMSR Trust
725,000	3.296%, (LIBOR 1M + 1.400%), 11/17/2033, Ser. 2016-SFR1, Class Ab,k	726,214
	Apidos CLO XVIII
650,000	3.482%, (LIBOR 3M + 1.120%), 7/22/2026, Ser. 2014-18A, Class A1R*,b	650,006
	Babson CLO, Ltd.
210,000	3.503%, (LIBOR 3M + 1.150%), 10/17/2026, Ser. 2014-IIA, Class AR*,b	210,120
	Betony CLO, Ltd.
190,000	3.698%, (LIBOR 3M + 1.350%), 4/15/2027, Ser. 2015-1A, Class AR*,b	190,192
	Birchwood Park CLO, Ltd.
210,000	3.528%, (LIBOR 3M + 1.180%), 7/15/2026, Ser. 2014-1A, Class AR*,b	210,141
	BlueMountain CLO, Ltd.
475,000	3.488%, (LIBOR 3M + 1.140%), 10/15/2026, Ser. 2014-3A, Class A1R*,b	475,278
	Carlyle Global Market Strategies CLO, Ltd.
200,000	3.548%, (LIBOR 3M + 1.200%), 10/15/2026, Ser. 2014-4A, Class A1R*,b	200,142
	Cent CLO 16, LP
98,684	3.023%, (LIBOR 3M + 1.250%), 8/1/2024, Ser. 2012- 16A, Class A1AR*,b	98,685
	Cent CLO 22, Ltd.
200,000	3.204%, (LIBOR 3M + 1.410%), 11/7/2026, Ser. 2014-22A, Class A1R*,b	200,021
	Commonbond Student Loan Trust
436,911	2.730%, 10/25/2040, Ser. 2016-B, Class A1[k]	426,792
300,000	2.102%, (LIBOR 1M + 0.500%), 2/25/2044, Ser. 2018-AGS, Class A2[b,k]	300,085
1,400,000	3.210%, 2/25/2044, Ser. 2018-AGS, Class A1[k]	1,393,907
	DRB Prime Student Loan Trust
468,341	3.200%, 1/25/2040, Ser. 2015-D, Class A2*	468,264
509,878	2.890%, 6/25/2040, Ser. 2016-B, Class A2[k]	498,589
	Dryden 34 Senior Loan Fund CLO
218,943	3.508%, (LIBOR 3M + 1.160%), 10/15/2026, Ser. 2014-34A, Class AR*,b	219,081
	Earnest Student Loan Program, LLC
499,240	3.020%, 5/25/2034, Ser. 2016-B, Class A2[k]	493,833
	Edlinc Student Loan Funding Trust
23,713	4.880%, (CMT 3M + 3.150%), 10/1/2025, Ser. 2012-A, Class AT*,b	24,082
	Galaxy XX CLO, Ltd.
650,000	3.359%, (LIBOR 3M + 1.000%), 4/20/2031, Ser. 2015-20A, Class AR*,b	648,558
	GoldenTree Loan Opportunities IX, Ltd.
250,000	3.729%, (LIBOR 3M + 1.370%), 10/29/2026, Ser. 2014-9A, Class AR*,b	250,007
	Golub Capital Partners, Ltd.
769,000	3.559%, (LIBOR 3M + 1.200%), 1/20/2031, Ser. 2015-22A, Class AR*,b	772,771
	Limerock CLO III, LLC
650,000	3.559%, (LIBOR 3M + 1.200%), 10/20/2026, Ser. 2014-3A, Class A1R*,b	650,475
	Madison Park Funding XIV, Ltd.
725,000	3.479%, (LIBOR 3M + 1.120%), 7/20/2026, Ser. 2014-14A, Class A1R*,b	725,415
	Magnetite XII, Ltd.
650,000	3.678%, (LIBOR 3M + 1.330%), 4/15/2027, Ser. 2015-12A, Class AR*,b	652,718
	Morgan Stanley Bank of America Merrill Lynch Trust
700,000	3.176%, 8/15/2045, Ser. 2012-C5, Class A4	694,118
700,000	3.246%, 12/15/2047, Ser. 2014-C19, Class A3	686,567
	Morgan Stanley Capital, Inc.
847,922	2.047%, (LIBOR 1M + 0.150%), 2/25/2037, Ser. 2007-NC2, Class A2FPb	546,457
	Mountain View CLO, Ltd.
675,000	3.808%, (LIBOR 3M + 1.460%), 7/15/2027, Ser. 2015-9A, Class A1A*,b	675,925
	Neuberger Berman CLO XIV, Ltd.
425,000	3.609%, (LIBOR 3M + 1.250%), 1/28/2030, Ser. 2013-14A, Class AR*,b	426,473
	Neuberger Berman CLO, Ltd.
180,000	3.542%, (LIBOR 3M + 1.180%), 4/22/2029, Ser. 2014-17A, Class AR*,b	180,524

The accompanying Notes to Financial Statements are an integral part of this schedule.

66

MODERATE ALLOCATION FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (28.1%)	Value
Asset-Backed Securities (0.9%) - continued
	Octagon Investment Partners XX, Ltd.
$675,000	2.941%, (LIBOR 3M + 1.130%), 8/12/2026, Ser. 2014-1A, Class AR*,b	$675,064
	OZLM VIII, Ltd.
210,000	3.483%, (LIBOR 3M + 1.130%), 10/17/2026, Ser. 2014-8A, Class A1AR*,b	210,120
	Race Point IX CLO, Ltd.
600,000	3.558%, (LIBOR 3M + 1.210%), 10/15/2030, Ser. 2015-9A, Class A1AR*,b	602,755
	Renaissance Home Equity Loan Trust
1,239,223	6.011%, 5/25/2036, Ser. 2006-1, Class AF4[l]	925,694
	Shackleton, Ltd.
675,000	3.718%, (LIBOR 3M + 1.370%), 4/15/2027, Ser. 2015-7A, Class AR*,b	675,724
	SLM Student Loan Trust
124,934	2.297%, (LIBOR 1M + 0.400%), 3/25/2025, Ser. 2010-1, Class Ab	122,928
	SoFi Consumer Loan Program, LLC
500,615	2.140%, 9/25/2026, Ser. 2017-5, Class A1[k]	497,195
	SoFi Professional Loan Program, LLC
205,373	2.420%, 3/25/2030, Ser. 2015-A, Class A2[k]	203,202
1,500,000	2.490%, 1/25/2036, Ser. 2016-E, Class A2Bk	1,461,969
	Stanwich Mortgage Loan Company, LLC
164,250	3.598%, 3/16/2022, Ser. 2017-NPA1, Class A1*,l	164,360
	Symphony CLO VIII, Ltd.
20,131	3.431%, (LIBOR 3M + 1.100%), 1/9/2023, Ser. 2012-8A, Class AR*,b	20,143
	Symphony CLO XV, Ltd.
650,000	3.533%, (LIBOR 3M + 1.180%), 10/17/2026, Ser. 2014-15A, Class AR*,b	650,386
	Voya CLO 3, Ltd.
210,000	3.080%, (LIBOR 3M + 0.720%), 7/25/2026, Ser. 2017-2, Class A*,b	209,452

	Total	20,203,820

Basic Materials (0.5%)
	Alcoa Nederland Holding BV
455,000	6.750%, 9/30/2024[k]	487,992
	Anglo American Capital plc
550,000	4.875%, 5/14/2025[k]	557,391
	ArcelorMittal SA
325,000	5.750%, 3/1/2021	340,437
450,000	6.125%, 6/1/2025	487,125
	Braskem Netherlands Finance BV
504,000	4.500%, 1/10/2028[k]	472,500
	BWAY Holding Company
475,000	5.500%, 4/15/2024[k]	478,182
	CF Industries, Inc.
800,000	3.450%, 6/1/2023	760,000
	Chemours Company
460,000	5.375%, 15/2027	455,400
	First Quantum Minerals, Ltd.
320,000	7.500%, 4/1/2025[k]	316,416
	Georgia-Pacific, LLC
135,000	2.539%, 11/15/2019[k]	134,059
	Glencore Finance Canada, Ltd.
152,000	6.000%, 11/15/2041[k]	165,878
	Glencore Funding, LLC
152,000	4.125%, 5/30/2023[k]	151,438
200,000	4.000%, 3/27/2027[k]	189,861
	International Paper Company
390,000	4.350%, 8/15/2048	353,977
	Kinross Gold Corporation
304,000	5.950%, 3/15/2024	316,920
460,000	4.500%, 7/15/2027[k]	432,874
	Novelis Corporation
175,000	5.875%, 9/30/2026[k]	173,687
	Olin Corporation
560,000	5.125%, 9/15/2027	548,800
	Peabody Securities Finance Corporation
465,000	6.375%, 3/31/2025[k]	484,762
	Platform Specialty Products Corporation
350,000	5.875%, 12/1/2025[k]	341,250
	Sherwin-Williams Company
353,000	3.125%, 6/1/2024	338,576
	Steel Dynamics, Inc.
385,000	5.000%, 12/15/2026	381,150
	Syngenta Finance NV
475,000	3.933%, 4/23/2021[k]	474,498
	Teck Resources, Ltd.
674,000	6.125%, 10/1/2035	716,125
	United States Steel Corporation
550,000	6.250%, 3/15/2026	545,875
	Vale Overseas, Ltd.
225,000	6.250%, 8/10/2026	248,152
275,000	6.875%, 11/21/2036	318,835
230,000	6.875%, 11/10/2039	268,433
	Westlake Chemical Corporation
304,000	3.600%, 8/15/2026	288,144
	WestRock Company
370,000	3.750%, 3/15/2025[k]	363,380

	Total	11,592,117

Capital Goods (0.6%)
	AECOM
590,000	5.875%, 10/15/2024	614,396
	Ardagh Packaging Finance plc
480,000	6.000%, 2/15/2025[k]	485,400
	Ashtead Capital, Inc.
435,000	4.125%, 8/15/2025[k]	413,250
	Bombardier, Inc.
580,000	7.500%, 3/15/2025[k]	603,200
	Building Materials Corporation of America
460,000	6.000%, 10/15/2025[k]	477,250

The accompanying Notes to Financial Statements are an integral part of this schedule.

67

MODERATE ALLOCATION FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (28.1%)	Value
Capital Goods (0.6%) - continued
	CEMEX SAB de CV
$510,000	6.125%, 5/5/2025[k]	$527,850
	Cintas Corporation No. 2
230,000	3.700%, 4/1/2027	225,648
	CNH Industrial Capital, LLC
336,000	4.875%, 4/1/2021	347,142
	CNH Industrial NV
450,000	4.500%, 8/15/2023	456,192
420,000	3.850%, 11/15/2027	401,314
	Crown Americas Capital Corporation IV
325,000	4.500%, 1/15/2023	319,719
	Crown Cork & Seal Company, Inc.
450,000	7.375%, 12/15/2026	500,625
	Huntington Ingalls Industries, Inc.
510,000	3.483%, 12/1/2027[k]	482,582
	L3 Technologies, Inc.
507,000	3.950%, 5/28/2024	504,970
	Lockheed Martin Corporation
105,000	2.500%, 11/23/2020	103,755
312,000	3.600%, 3/1/2035	290,965
304,000	4.500%, 5/15/2036	315,324
78,000	6.150%, 9/1/2036	95,828
	Northrop Grumman Corporation
550,000	3.850%, 4/15/2045	502,730
	Owens-Brockway Glass Container, Inc.
615,000	5.000%, 1/15/2022[k]	624,225
	Pentair Finance SA
500,000	2.900%, 9/15/2018	500,306
	Republic Services, Inc.
235,000	2.900%, 7/1/2026	218,230
	Reynolds Group Issuer, Inc.
570,000	5.125%, 7/15/2023[k]	572,497
	Rockwell Collins, Inc.
580,000	2.800%, 3/15/2022	563,050
	Roper Industries, Inc.
363,000	2.050%, 10/1/2018	362,189
	Roper Technologies, Inc.
228,000	2.800%, 12/15/2021	222,836
	Siemens Financieringsmaatschappij NV
636,000	4.200%, 3/16/2047[k]	648,571
	Standard Industries, Inc.
195,000	5.500%, 2/15/2023[k]	201,277
	Textron, Inc.
250,000	7.250%, 10/1/2019	263,819
510,000	3.375%, 3/1/2028	478,777
	United Rentals North America, Inc.
435,000	5.500%, 7/15/2025	444,788
	United Technologies Corporation
390,000	4.050%, 5/4/2047	358,450

	Total	13,127,155

Collateralized Mortgage Obligations (1.0%)
	Alternative Loan Trust
204,610	6.000%, 6/25/2036, Ser. 2006-24CB, Class A9	180,452
	Angel Oak Mortgage Trust I, LLC
156,008	3.500%, 7/25/2046, Ser. 2016-1, Class A1*	155,882
	Bayview Opportunity Master Fund Trust
530,552	4.000%, 6/28/2054, Ser. 2017-SPL2, Class Ab,k	536,501
902,059	4.000%, 10/28/2064, Ser. 2017-SPL1, Class Ab,k	912,166
721,837	3.500%, 5/28/2069, Ser. 2011-2, Class A2[b,k]	721,207
	BCAP, LLC Trust
455,972	2.077%, (LIBOR 1M + 0.180%), 3/25/2037, Ser. 2007-AA1, Class 2A1[b]	437,388
	CIM Trust
2,150,000	5.000%, 9/25/2057, Ser. 2018-R3, Class A1*,b	2,231,068
	Citigroup Mortgage Loan Trust, Inc.
275,285	5.500%, 11/25/2035, Ser. 2005-9, Class 21A2	274,270
	CitiMortgage Alternative Loan Trust
918,919	5.750%, 4/25/2037, Ser. 2007-A4, Class 1A5	865,391
	COLT Mortgage Loan Trust
831,603	2.415%, 10/25/2047, Ser. 2017-2, Class A1Ab,k	832,784
	Countrywide Alternative Loan Trust
284,227	3.315%, 10/25/2035, Ser. 2005-43, Class 4A1[b]	250,460
324,585	6.000%, 4/25/2036, Ser. 2006-4CB, Class 1A1	273,511
172,004	6.000%, 1/25/2037, Ser. 2006-39CB, Class 1A16	168,086
888,965	5.500%, 5/25/2037, Ser. 2007-8CB, Class A1	741,028
892,676	7.000%, 10/25/2037, Ser. 2007-24, Class A10	578,423
	Countrywide Home Loans, Inc.
318,558	5.750%, 4/25/2037, Ser. 2007-3, Class A27	264,052
	Deutsche Alt-A Securities Mortgage Loan Trust
233,439	6.000%, 10/25/2021, Ser. 2006-AR5, Class 23A	213,161
	Federal Home Loan Mortgage Corporation
1,071,803	4.000%, 7/15/2031, Ser.- 4104, Class KIm	125,950
728,517	3.000%, 2/15/2033, Ser. 4170, Class IGm	82,500
	Federal National Mortgage Association
1,415,606	3.500%, 1/25/2033, Ser. 2012-150, Class YIm	184,201
	Impac Secured Assets Trust
1,143,964	2.137%, (LIBOR 1M + 0.240%), 9/25/2037, Ser. 2014-GC18, Class A3[b]	945,847
	J.P. Morgan Mortgage Trust
151,214	3.845%, 6/25/2036, Ser. 2006-A4, Class 1A2[b]	144,283
76,755	3.624%, 10/25/2036, Ser. 2006-A6, Class 1A2[b]	70,850

The accompanying Notes to Financial Statements are an integral part of this schedule.

68

MODERATE ALLOCATION FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (28.1%)	Value
Collateralized Mortgage Obligations (1.0%) - continued
$679,153	2.277%, (LIBOR 1M + 0.380%), 1/25/2037, Ser. 2006-S4, Class A8[b]	$412,578
830,602	6.250%, 8/25/2037, Ser. 2007-S3, Class 1A10	534,510
	MASTR Alternative Loans Trust
239,532	6.500%, 7/25/2034, Ser. 2004-6, Class 6A1	241,835
446,480	2.347%, (LIBOR 1M + 0.450%), 12/25/2035, Ser. 2005-6, Class 2A1[b]	214,429
	Merrill Lynch Alternative Note Asset Trust
241,121	6.000%, 3/25/2037, Ser. 2007-F1, Class 2A1	197,071
	MortgageIT Trust
824,129	2.097%, (LIBOR 1M + 0.200%), 4/25/2036, Ser. 2006-1, Class 1A2[b]	731,935
	Preston Ridge Partners Mortgage Trust, LLC
1,340,123	3.470%, 9/25/2022, Ser. 2017-2A, Class A1*,l	1,332,232
	Pretium Mortgage Credit Partners, LLC
637,281	3.250%, 8/27/2032, Ser. 2017-NPL4, Class A1[k,l]	631,958
	Residential Asset Securitization Trust
884,797	2.277%, (LIBOR 1M + 0.380%), 8/25/2037, Ser. 2007-A8, Class 2A3[b]	215,050
	Sunset Mortgage Loan Company, LLC
809,674	3.500%, 6/15/2047, Ser. 2017-NPL1, Class A*,l	801,339
269,623	3.844%, 7/16/2047, Ser. 2016-NPL1, Class A*,l	269,881
	TBW Mortgage-Backed Trust
2,005,303	5.965%, 7/25/2037, Ser. 2007-2, Class A1Ab	1,196,089
	Towd Point Mortgage Trust
606,790	2.750%, 10/25/2056, Ser. 2017-1, Class A1[b,k]	597,548
607,503	2.497%, (LIBOR 1M + 0.600%), 2/25/2057, Ser. 2017-5, Class A1[b,k]	610,124
	Verus Securitization Trust
514,370	2.853%, 1/25/2047, Ser. 2017-1A, Class A1*,b	513,068
758,636	2.485%, 7/25/2047, Ser. 2017-2A, Class A1*,b	750,422
	WaMu Mortgage Pass Through Certificates
72,220	3.299%, 9/25/2036, Ser. 2006-AR10, Class 1A2[b]	69,914
283,105	3.330%, 10/25/2036, Ser. 2006-AR12, Class 1A1[b]	275,304
	Washington Mutual Mortgage Pass Through Certificates Trust
491,816	7.000%, 2/25/2036, Ser. 2006-1, Class 2CB1	405,318
780,697	2.128%, (12 MTA + 0.750%), 2/25/2047, Ser. 2007-OA3, Class 2Ab	656,041

	Total	21,846,107

Commercial Mortgage-Backed Securities (0.9%)
	CSAIL Commercial Mortgage Trust
1,300,000	3.504%, 6/15/2057, Ser. 2015-C2, Class A4	1,287,146
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
720,377	2.776%, 3/25/2023, Ser. K724, Class A1[n]	714,079
1,100,000	3.002%, 1/25/2024, Ser. K725, Class A2	1,091,558
2,700,000	3.430%, 1/25/2027, Ser. K063, Class A2[b]	2,704,100
1,300,000	3.650%, 2/25/2028, Ser. K075, Class A2[b]	1,318,266
	Federal National Mortgage Association - ACES
800,000	2.568%, 12/25/2026, Ser. 2017-M3, Class A2[b]	744,782
1,225,000	2.877%, 2/25/2027, Ser. 2017-M2, Class A2[b]	1,168,799
1,600,000	2.961%, 2/25/2027, Ser. 2017-M7, Class A2[b]	1,538,974
	Federal National Mortgage Association Grantor Trust
1,574,379	2.898%, 6/25/2027, Ser. 2017-T1, Class An	1,486,117
	GS Mortgage Securities Trust
850,000	3.801%, 1/10/2047, Ser. 2015-23A, Class AR	863,870
1,200,000	3.666%, 9/10/2047, Ser. 2104-GC24, Class A4	1,209,091
1,400,000	3.244%, 10/10/2048, Ser. 2015-GC34, Class A3	1,363,759
	JPMBB Commercial Mortgage Securities Trust
600,000	3.231%, 1/15/2048, Ser. 2014-C26, Class A3	588,309
	Morgan Stanley Bank of America Merrill Lynch Trust
2,000,000	3.473%, 12/15/2047, Ser. 2015-C27, Class A3	1,977,583
	SCG Trust
200,000	3.547%, (LIBOR 1M + 1.650%), 11/15/2026, Ser. 2013-SRP1, Class Ab,k	200,000
	UBS Commercial Mortgage Trust
1,069,888	3.400%, 5/10/2045, Ser. 2012-C1, Class A3	1,072,055
	Wells Fargo Commercial Mortgage Trust
500,000	3.617%, 9/15/2057, Ser. 2015-NXS3, Class A4	497,942
	WFRBS Commercial Mortgage Trust
830,302	2.870%, 11/15/2045, Ser. 2012-C9, Class A3	813,787

	Total	20,640,217

The accompanying Notes to Financial Statements are an integral part of this schedule.

69

MODERATE ALLOCATION FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (28.1%)	Value
Communications Services (1.2%)
	21st Century Fox America, Inc.
$325,000	6.900%, 3/1/2019	$336,260
720,000	6.400%, 12/15/2035	893,400
	Altice Financing SA
470,000	6.625%, 2/15/2023[k]	470,000
	AMC Networks, Inc.
440,000	5.000%, 4/1/2024	430,100
	America Movil SAB de CV
252,000	5.000%, 10/16/2019	259,006
	American Tower Corporation
380,000	3.300%, 2/15/2021	378,452
	AT&T, Inc.
164,000	5.875%, 10/1/2019	170,741
90,000	3.232%, (LIBOR 3M + 0.930%), 6/30/2020[b]	91,097
235,000	3.800%, 3/1/2024	233,336
900,000	3.400%, 8/14/2024	909,000
1,046,000	3.900%, 8/14/2027	1,056,420
244,000	4.100%, 2/15/2028[k]	236,950
235,000	4.300%, 2/15/2030[k]	227,176
315,000	5.250%, 3/1/2037	320,454
900,000	4.900%, 8/15/2037[k]	881,291
228,000	6.350%, 3/15/2040	258,528
285,000	5.550%, 8/15/2041	298,001
152,000	4.750%, 5/15/2046	141,269
	British Sky Broadcasting Group plc
255,000	2.625%, 9/16/2019[k]	253,570
315,000	3.125%, 11/26/2022[k]	309,718
	CCO Holdings, LLC
600,000	5.875%, 4/1/2024[k]	609,006
	CCOH Safari, LLC
200,000	5.750%, 2/15/2026[k]	198,500
	CenturyLink, Inc.
465,000	6.450%, 6/15/2021	475,172
	Charter Communications Operating, LLC
149,000	6.834%, 10/23/2055	165,033
191,000	3.579%, 7/23/2020	191,477
430,000	4.200%, 3/15/2028	404,762
1,075,000	6.484%, 10/23/2045	1,157,929
	Clear Channel Worldwide Holdings, Inc.
570,000	6.500%, 11/15/2022	583,537
	Comcast Corporation
250,000	2.750%, 3/1/2023	242,014
630,000	4.400%, 8/15/2035	633,652
145,000	4.650%, 7/15/2042	146,884
160,000	4.750%, 3/1/2044	164,232
	Cox Communications, Inc.
420,000	3.350%, 9/15/2026[k]	393,653
156,000	4.600%, 8/15/2047[k]	146,343
	Crown Castle International Corporation
358,000	3.400%, 2/15/2021	358,230
514,000	5.250%, 1/15/2023	542,087
312,000	3.200%, 9/1/2024	296,472
	CSC Holdings, LLC
65,000	5.500%, 4/15/2027[k]	62,387
	Digicel, Ltd.
775,000	6.000%, 4/15/2021*	737,219
	Discovery Communications, LLC
390,000	4.900%, 3/11/2026	399,764
640,000	5.000%, 9/20/2037	625,425
	Gray Television, Inc.
475,000	5.875%, 7/15/2026[k]	457,187
	Intelsat Jackson Holdings SA
680,000	8.000%, 2/15/2024[k]	717,400
	Level 3 Communications, Inc.
595,000	5.375%, 1/15/2024	589,050
	Level 3 Financing, Inc.
205,000	5.375%, 5/1/2025	201,863
	Moody’s Corporation
209,000	2.750%, 12/15/2021	204,249
	Neptune Finco Corporation
499,000	10.875%, 10/15/2025[k]	585,077
	Nexstar Escrow Corporation
221,000	5.625%, 8/1/2024[k]	217,685
	Omnicom Group, Inc.
156,000	3.600%, 4/15/2026	149,216
	S&P Global, Inc.
304,000	3.300%, 8/14/2020	304,496
	SES Global Americas Holdings GP
175,000	2.500%, 3/25/2019[k]	173,759
	SFR Group SA
700,000	6.000%, 5/15/2022[k]	692,090
	Sprint Communications, Inc.
390,000	6.000%, 11/15/2022	398,288
	Sprint Corporation
305,000	7.625%, 2/15/2025[j]	321,013
	Telecom Italia SPA
450,000	5.303%, 5/30/2024[k]	458,325
	Telefonica Emisiones SAU
470,000	4.665%, 3/6/2038	464,950
	Time Warner Entertainment Company, LP
379,000	8.375%, 3/15/2023	446,240
	Verizon Communications, Inc.
480,000	3.500%, 11/1/2021	483,837
684,000	5.150%, 9/15/2023	735,274
401,000	3.376%, 2/15/2025	389,272
242,000	4.272%, 1/15/2036	225,820
624,000	4.862%, 8/21/2046	607,664
543,000	4.522%, 9/15/2048	501,440
	Viacom, Inc.
160,000	4.250%, 9/1/2023	160,835
338,000	6.875%, 4/30/2036	391,919
228,000	5.850%, 9/1/2043	243,664
	Virgin Media Secured Finance plc
465,000	5.250%, 1/15/2026[k]	442,913
	Windstream Services, LLC
420,000	8.625%, 10/31/2025[k]	385,350

	Total	27,637,423

Consumer Cyclical (0.9%)
	Amazon.com, Inc.
195,000	3.150%, 8/22/2027[k]	186,678
390,000	3.875%, 8/22/2037[k]	383,665
234,000	4.050%, 8/22/2047[k]	230,952
	American Honda Finance Corporation
330,000	2.000%, 2/14/2020	324,809
	Aptiv plc
380,000	3.150%, 11/19/2020	377,880

The accompanying Notes to Financial Statements are an integral part of this schedule.

70

MODERATE ALLOCATION FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (28.1%)	Value
Consumer Cyclical (0.9%) - continued
	Cinemark USA, Inc.
$775,000	4.875%, 6/1/2023	$766,281
	CVS Health Corporation
935,000	4.875%, 7/20/2035	949,284
	D.R. Horton, Inc.
365,000	2.550%, 12/1/2020	358,153
	Daimler Finance North America, LLC
304,000	2.979%, (LIBOR 3M + 0.620%), 10/30/2019[b,k]	305,842
425,000	3.203%, (LIBOR 3M + 0.550%), 5/4/2021[b,e,k]	425,000
	Delphi Jersey Holdings plc
545,000	5.000%, 10/1/2025[k]	524,222
	Ford Motor Credit Company, LLC
320,000	2.551%, 10/5/2018	320,015
300,000	2.943%, 1/8/2019	300,232
285,000	2.262%, 3/28/2019	283,455
152,000	2.459%, 3/27/2020	149,717
114,000	3.200%, 1/15/2021	112,968
245,000	3.565%, (LIBOR 3M + 1.270%), 3/28/2022[b]	249,053
600,000	2.979%, 8/3/2022	576,304
	General Motors Financial Company, Inc.
125,000	3.272%, (LIBOR 3M + 0.930%), 4/13/2020[b]	126,151
228,000	3.700%, 11/24/2020	229,466
152,000	4.200%, 3/1/2021	154,682
460,000	3.188%, (LIBOR 3M + 0.850%), 4/9/2021[b]	463,260
400,000	3.150%, 6/30/2022	389,389
152,000	3.950%, 4/13/2024	149,129
360,000	4.300%, 7/13/2025	353,852
	Home Depot, Inc.
375,000	5.400%, 9/15/2040	441,839
228,000	4.250%, 4/1/2046	232,282
390,000	3.900%, 6/15/2047	377,354
	Hyundai Capital America
123,000	2.400%, 10/30/2018[k]	122,534
374,000	2.550%, 4/3/2020[k]	367,597
228,000	3.000%, 10/30/2020[k]	224,904
	Jaguar Land Rover Automotive plc
230,000	4.125%, 12/15/2018[k]	230,288
270,000	5.625%, 2/1/2023[k]	273,038
	KB Home
358,000	4.750%, 5/15/2019	359,790
	L Brands, Inc.
270,000	5.625%, 2/15/2022	280,152
	Landry’s, Inc.
480,000	6.750%, 10/15/2024[k]	487,200
	Lear Corporation
325,000	5.250%, 1/15/2025	342,166
	Lennar Corporation
320,000	4.875%, 12/15/2023	320,800
350,000	4.500%, 4/30/2024	341,250
	Live Nation Entertainment, Inc.
450,000	5.375%, 6/15/2022[k]	460,688
	Macy’s Retail Holdings, Inc.
580,000	2.875%, 2/15/2023	542,808
	Mastercard, Inc.
550,000	3.950%, 2/26/2048	553,894
	McDonald’s Corporation
225,000	2.750%, 12/9/2020	224,055
304,000	2.625%, 1/15/2022	298,432
470,000	4.450%, 3/1/2047	469,178
	MGM Resorts International
590,000	6.000%, 3/15/2023	616,550
	Navistar International Corporation
555,000	6.625%, 11/1/2025[k]	575,813
	Netflix, Inc.
590,000	4.875%, 4/15/2028[k]	557,550
	New Red Finance, Inc.
485,000	4.250%, 5/15/2024[k]	461,356
	Nissan Motor Acceptance Corporation
252,000	2.150%, 9/28/2020[k]	245,697
	Prime Security Services Borrower, LLC
515,000	9.250%, 5/15/2023[k]	552,981
	Scientific Games International, Inc.
540,000	5.000%, 10/15/2025[k]	521,613
	Six Flags Entertainment Corporation
490,000	4.875%, 7/31/2024[k]	477,750
	Toll Brothers Finance Corporation
132,000	4.000%, 12/31/2018	132,000
	VOC Escrow, Ltd.
545,000	5.000%, 2/15/2028[k]	527,288

	Total	20,309,286

Consumer Non-Cyclical (1.3%)
	Abbott Laboratories
390,000	2.900%, 11/30/2021	384,953
190,000	3.400%, 11/30/2023	187,501
235,000	3.750%, 11/30/2026	231,487
643,000	4.750%, 11/30/2036	679,570
320,000	4.900%, 11/30/2046	343,687
	AbbVie, Inc.
575,000	2.500%, 5/14/2020	568,124
390,000	3.600%, 5/14/2025	378,373
175,000	4.700%, 5/14/2045	171,666
400,000	4.450%, 5/14/2046	382,279
	Altria Group, Inc.
152,000	2.850%, 8/9/2022	148,064
190,000	2.625%, 9/16/2026	171,788
	Amgen, Inc.
468,000	2.200%, 5/11/2020	460,405
152,000	2.700%, 5/1/2022	147,411
150,000	3.125%, 5/1/2025	143,273
324,000	3.200%, 11/2/2027	302,537
972,000	4.400%, 5/1/2045	942,778
	Anheuser-Busch InBev Finance, Inc.
165,000	3.033%, (LIBOR 3M + 1.260%), 2/1/2021[b]	169,976
575,000	3.650%, 2/1/2026	561,382
608,000	4.700%, 2/1/2036	624,802
	Anheuser-Busch InBev Worldwide, Inc.
950,000	4.750%, 4/15/2058	947,146
152,000	3.750%, 1/15/2022	154,505
280,000	3.052%, (LIBOR 3M + 0.740%), 1/12/2024[b]	284,430
495,000	4.375%, 4/15/2038	484,966
495,000	4.600%, 4/15/2048	488,157

The accompanying Notes to Financial Statements are an integral part of this schedule.

71

MODERATE ALLOCATION FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (28.1%)	Value
Consumer Non-Cyclical (1.3%) - continued
	BAT Capital Corporation
$156,000	2.297%, 8/14/2020[k]	$152,621
234,000	3.222%, 8/15/2024[k]	222,079
312,000	4.540%, 8/15/2047[k]	293,345
	BAT International Finance plc
120,000	2.635%, (LIBOR 3M + 0.510%), 6/15/2018[b,k]	120,018
	Baxalta, Inc.
675,000	4.000%, 6/23/2025	659,969
	Bayer U.S. Finance, LLC
228,000	3.375%, 10/8/2024[k]	221,507
	Becton, Dickinson and Company
341,000	3.734%, 12/15/2024	332,408
234,000	4.669%, 6/6/2047	227,688
	Boston Scientific Corporation
110,000	6.000%, 1/15/2020	114,859
175,000	3.850%, 5/15/2025	173,855
228,000	7.375%, 1/15/2040	303,593
	Bunge, Ltd. Finance Corporation
216,000	8.500%, 6/15/2019	228,404
114,000	3.500%, 11/24/2020	114,067
	Campbell Soup Company
470,000	3.950%, 3/15/2025	463,530
	Cardinal Health, Inc.
156,000	3.079%, 6/15/2024	147,590
	Celgene Corporation
630,000	2.875%, 8/15/2020	625,545
	Church & Dwight Company, Inc.
80,000	2.450%, 12/15/2019	79,295
	Clorox Company
505,000	3.100%, 10/1/2027	478,859
	Constellation Brands, Inc.
360,000	3.600%, 2/15/2028	341,435
	CVS Health Corporation
60,000	2.250%, 8/12/2019	59,502
90,000	3.350%, 3/9/2021	90,173
180,000	3.700%, 3/9/2023	179,308
465,000	4.100%, 3/25/2025	462,967
370,000	4.780%, 3/25/2038	364,963
	EMD Finance, LLC
344,000	2.950%, 3/19/2022[k]	336,876
	Energizer Holdings, Inc.
540,000	5.500%, 6/15/2025[k]	535,950
	Envision Healthcare Corporation
625,000	5.125%, 7/1/2022[k]	617,187
	Express Scripts Holding Company
152,000	3.000%, 7/15/2023	144,411
	Forest Laboratories, LLC
83,000	4.875%, 2/15/2021[k]	85,581
	Grupo Bimbo SAB de CV
260,000	4.700%, 11/10/2047[k]	240,422
	H. J. Heinz Company
275,000	3.500%, 7/15/2022	272,724
	HCA, Inc.
305,000	5.250%, 6/15/2026	306,525
270,000	4.500%, 2/15/2027	257,850
	Imperial Tobacco Finance plc
365,000	2.950%, 7/21/2020[k]	361,722
	JBS USA, LLC
325,000	5.750%, 6/15/2025[k]	305,402
	Johnson & Johnson
420,000	2.900%, 1/15/2028	397,384
	Kimberly-Clark Corporation
390,000	3.900%, 5/4/2047	380,057
	Kraft Foods Group, Inc.
312,000	5.000%, 6/4/2042	304,419
	Kroger Company
200,000	2.800%, 8/1/2022	193,398
	Laboratory Corporation of America Holdings
90,000	2.625%, 2/1/2020	89,177
	Mead Johnson Nutrition Company
152,000	3.000%, 11/15/2020	151,606
	Medtronic, Inc.
1,185,000	4.375%, 3/15/2035	1,224,209
160,000	4.625%, 3/15/2045	168,863
	Merck & Company, Inc.
100,000	2.186%, (LIBOR 3M + 0.375%), 2/10/2020[b]	100,562
70,000	3.700%, 2/10/2045	66,642
	Mondelez International Holdings Netherlands BV
335,000	2.000%, 10/28/2021[k]	318,934
	Mondelez International, Inc.
118,000	2.293%, (LIBOR 3M + 0.520%), 2/1/2019[b]	118,255
	Mylan NV
65,000	3.150%, 6/15/2021	63,795
160,000	5.250%, 6/15/2046	155,249
	Mylan, Inc.
295,000	4.550%, 4/15/2028[k]	288,813
	Newell Rubbermaid, Inc.
234,000	5.500%, 4/1/2046	241,935
	PepsiCo, Inc.
300,000	2.850%, 2/24/2026	285,387
	Pilgrim’s Pride Corporation
535,000	5.750%, 3/15/2025[k]	522,963
	Post Holdings, Inc.
475,000	5.500%, 3/1/2025[k]	466,688
	Reynolds American, Inc.
481,000	5.700%, 8/15/2035	529,771
	Roche Holdings, Inc.
228,000	4.000%, 11/28/2044[k]	229,697
	Shire Acquisitions Investments Ireland Designated Activity Company
462,000	2.400%, 9/23/2021	443,106
	Simmons Foods, Inc.
545,000	5.750%, 11/1/2024[k]	464,155
	Smithfield Foods, Inc.
365,000	2.700%, 1/31/2020[k]	359,300
275,000	2.650%, 10/3/2021[k]	261,868
	Tenet Healthcare Corporation
600,000	8.125%, 4/1/2022	624,750
	Thermo Fisher Scientific, Inc.
117,000	3.000%, 4/15/2023	113,319
	TreeHouse Foods, Inc.
215,000	4.875%, 3/15/2022	213,388
	Tyson Foods, Inc.
156,000	3550%, 6/2/2027	148,014

The accompanying Notes to Financial Statements are an integral part of this schedule.

72

MODERATE ALLOCATION FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (28.1%)	Value
Consumer Non-Cyclical (1.3%) - continued
	VRX Escrow Corporation
$905,000	6.125%, 4/15/2025[k]	$816,283
	Zimmer Biomet Holdings, Inc.
575,000	2.928%, (LIBOR 3M + 0.750%), 3/19/2021[b]	575,969
	Zoetis, Inc.
509,000	4.700%, 2/1/2043	528,751

	Total	30,128,197

Energy (1.2%)
	Alliance Resource Operating Partners, LP
470,000	7.500%, 5/1/2025[k]	495,850
	Anadarko Petroleum Corporation
465,000	4.850%, 3/15/2021	481,598
	Antero Resources Corporation
475,000	5.125%, 12/1/2022	477,375
	BP Capital Markets plc
463,000	3.535%, 11/4/2024	461,463
85,000	3.119%, 5/4/2026	81,314
588,000	3.279%, 9/19/2027	563,493
	Buckeye Partners, LP
226,000	2.650%, 11/15/2018	226,023
	Canadian Natural Resources, Ltd.
310,000	3.450%, 11/15/2021	310,077
150,000	6.250%, 3/15/2038	178,974
	Canadian Oil Sands, Ltd.
210,000	9.400%, 9/1/2021[k]	241,235
	Cenovus Energy, Inc.
320,000	3.800%, 9/15/2023	312,893
276,000	5.200%, 9/15/2043	264,098
	Cheniere Corpus Christi Holdings, LLC
430,000	5.875%, 3/31/2025	443,313
	Cheniere Energy Partners, LP
545,000	5.250%, 10/1/2025[k]	532,738
	Columbia Pipeline Group, Inc.
300,000	2.450%, 6/1/2018	299,958
	Concho Resources, Inc.
190,000	4.375%, 1/15/2025	191,800
	ConocoPhillips
390,000	6.500%, 2/1/2039	508,404
	Continental Resources, Inc.
400,000	5.000%, 9/15/2022	406,000
	El Paso Pipeline Partners Operating Company, LLC
230,000	4.300%, 5/1/2024	229,542
	Enbridge Energy Partners, LP
400,000	5.875%, 10/15/2025	436,284
	Enbridge, Inc.
300,000	2.900%, 7/15/2022	289,634
	Encana Corporation
70,000	3.900%, 11/15/2021	70,493
	Energy Transfer Equity, LP
325,000	5.500%, 6/1/2027	325,000
	Energy Transfer, LP
304,000	4.650%, 6/1/2021	311,684
215,000	4.900%, 3/15/2035	202,407
175,000	5.150%, 2/1/2043	157,588
	EnLink Midstream Partners, LP
155,000	4.150%, 6/1/2025	150,003
115,000	4.850%, 7/15/2026	114,860
	Enterprise Products Operating, LLC
198,000	5.100%, 2/15/2045	209,332
	EQT Corporation
160,000	8.125%, 6/1/2019	168,351
175,000	4.875%, 11/15/2021	181,349
454,000	3.900%, 10/1/2027	431,910
	Exxon Mobil Corporation
125,000	4.114%, 3/1/2046	127,511
	Hess Corporation
446,000	3.500%, 7/15/2024	426,149
255,000	6.000%, 1/15/2040	265,819
	Kinder Morgan Energy Partners, LP
230,000	3.500%, 3/1/2021	229,491
380,000	6.500%, 9/1/2039	422,822
	Kinder Morgan, Inc.
440,000	6.500%, 9/15/2020	470,446
	Magellan Midstream Partners, LP
215,000	5.000%, 3/1/2026	228,302
	Marathon Oil Corporation
228,000	2.700%, 6/1/2020	224,628
555,000	6.600%, 10/1/2037	670,375
	Marathon Petroleum Corporation
115,000	3.400%, 12/15/2020	115,438
312,000	6.500%, 3/1/2041	373,477
	MPLX, LP
468,000	4.875%, 6/1/2025	484,082
240,000	4.125%, 3/1/2027	233,928
	Nabors Industries, Inc.
275,000	5.750%, 2/1/2025[k]	260,563
	Newfield Exploration Company
410,000	5.625%, 7/1/2024	434,600
	Noble Energy, Inc.
215,000	5.625%, 5/1/2021	218,612
	ONEOK Partners, LP
270,000	3.800%, 3/15/2020	271,565
	ONEOK, Inc.
545,000	7.500%, 9/1/2023	631,247
	Parsley Energy, LLC
230,000	5.625%, 10/15/2027[k]	232,875
	PBF Holding Company, LLC
410,000	7.250%, 6/15/2025	425,375
	Petrobras Global Finance BV
242,000	8.375%, 5/23/2021	272,583
390,000	6.250%, 3/17/2024	410,280
	Petroleos Mexicanos
299,000	6.000%, 3/5/2020	310,213
84,000	2.378%, 4/15/2025	81,920
205,000	6.750%, 9/21/2047	198,235
	Phillips 66
350,000	3.900%, 3/15/2028	343,745
	Pioneer Natural Resources Company
150,000	4.450%, 1/15/2026	154,548
	Plains All American Pipeline, LP
390,000	5.000%, 2/1/2021	401,360
	Regency Energy Partners, LP
304,000	5.875%, 3/1/2022	322,357
325,000	5.000%, 10/1/2022	335,516
	Sabine Pass Liquefaction, LLC
230,000	6.250%, 3/15/2022	248,199
270,000	5.625%, 4/15/2023	287,661

The accompanying Notes to Financial Statements are an integral part of this schedule.

73

MODERATE ALLOCATION FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (28.1%)	Value
Energy (1.2%) - continued
$320,000	5.750%, 5/15/2024	$343,417
325,000	5.625%, 3/1/2025	345,969
	Shell International Finance BV
90,000	2.261%, (LIBOR 3M + 0.450%), 5/11/2020[b]	90,720
	Southwestern Energy Company
545,000	7.500%, 4/1/2026[j]	559,988
	SRC Energy, Inc.
550,000	6.250%, 12/1/2025[k]	555,500
	Suncor Energy, Inc.
210,000	3.600%, 12/1/2024	207,009
	Sunoco Logistics Partners Operations, LP
125,000	4.400%, 4/1/2021	127,256
	Sunoco, LP
195,000	5.500%, 2/15/2026[k]	188,175
290,000	5.875%, 3/15/2028[k]	281,663
	Tallgrass Energy Partners, LP
820,000	5.500%, 1/15/2028[k]	817,950
	Targa Resources Partners, LP
500,000	5.250%, 5/1/2023	498,750
	Tesoro Corporation
468,000	4.750%, 12/15/2023	488,690
	Weatherford International, Ltd.
575,000	8.250%, 6/15/2023[j]	540,500
	Western Gas Partners, LP
312,000	4.000%, 7/1/2022	309,111
175,000	4.500%, 3/1/2028	172,525
	Williams Companies, Inc.
420,000	7.500%, 1/15/2031	507,150
	Williams Partners, LP
190,000	4.000%, 11/15/2021	191,566
115,000	3.600%, 3/15/2022	113,924
195,000	4.500%, 11/15/2023	198,581
290,000	3.750%, 6/15/2027	272,523
320,000	6.300%, 4/15/2040	360,553
	Woodside Finance, Ltd.
420,000	3.650%, 3/5/2025[k]	408,722
165,000	3.700%, 3/15/2028[k]	157,486

	Total	27,606,693

Financials (3.3%)
	ABN AMRO Bank NV
300,000	4.750%, 7/28/2025[k]	303,773
	ACE INA Holdings, Inc.
225,000	4.350%, 11/3/2045	233,033
	AerCap Ireland Capital, Ltd.
150,000	3.750%, 5/15/2019	151,098
152,000	4.625%, 10/30/2020	155,904
390,000	5.000%, 10/1/2021	405,008
152,000	4.625%, 7/1/2022	155,566
275,000	3.500%, 1/15/2025	260,366
	Air Lease Corporation
50,000	2.625%, 9/4/2018	50,006
390,000	3.375%, 1/15/2019	391,207
345,000	2.500%, 3/1/2021	335,830
	Ally Financial, Inc.
210,000	3.750%, 11/18/2019	210,548
400,000	4.125%, 3/30/2020	402,000
	American Express Company
278,000	2.200%, 10/30/2020	271,903
	American Express Credit Corporation
165,000	2.728%, (LIBOR 3M + 0.550%), 3/18/2019[b]	165,616
468,000	1.875%, 5/3/2019	464,369
730,000	2.200%, 3/3/2020	720,770
	American International Group, Inc.
80,000	3.300%, 3/1/2021	79,679
228,000	4.125%, 2/15/2024	229,513
475,000	3.750%, 7/10/2025	464,911
450,000	3.900%, 4/1/2026	439,211
	Anthem, Inc.
390,000	4.625%, 5/15/2042	380,874
	Ares Capital Corporation
750,000	3.875%, 1/15/2020	753,542
	ASP AMC Merger Sub, Inc.
550,000	8.000%, 5/15/2025[k]	493,625
	Avalonbay Communities, Inc.
325,000	3.500%, 11/15/2025	316,582
	Aviation Capital Group, LLC
500,000	2.875%, 1/20/2022[k]	485,865
	Banco Santander SA
600,000	6.375%, 5/19/2019[b,o]	608,032
600,000	3.459%, (LIBOR 3M + 1.120%), 4/12/2023[b]	603,166
	Bank of America Corporation
140,000	3.178%, (LIBOR 3M + 0.870%), 4/1/2019[b]	141,033
200,000	2.369%, 7/21/2021[b]	196,184
241,000	2.328%, 10/1/2021[b]	235,485
285,000	3.300%, 1/11/2023	281,614
320,000	2.881%, 4/24/2023[b]	311,220
312,000	4.000%, 4/1/2024	316,185
900,000	4.000%, 1/22/2025	888,807
420,000	3.093%, 10/1/2025[b]	399,790
389,000	5.875%, 3/10/2026	465,357
230,000	3.500%, 4/19/2026	221,884
468,000	4.183%, 11/25/2027	454,174
325,000	3.824%, 1/20/2028[b]	316,304
	Bank of Montreal
390,000	2.802%, (LIBOR 3M + 0.460%), 4/13/2021[b]	391,549
	Bank of New York Mellon Corporation
380,000	2.500%, 4/15/2021	373,387
	Bank of Nova Scotia
725,000	2.799%, (LIBOR 3M + 0.440%), 4/20/2021[b]	727,209
325,000	2.700%, 3/7/2022	316,681
	Bank of Tokyo-Mitsubishi UFJ, Ltd.
80,000	2.850%, 9/8/2021[j,k]	78,487
	Barclays Bank plc
78,000	10.179%, 6/12/2021[k]	91,233
	Barclays plc
210,000	2.750%, 11/8/2019	208,555
555,000	3.250%, 1/12/2021	549,984
450,000	3.684%, 1/10/2023	443,806
315,000	3.650%, 3/16/2025	300,419
	BB&T Corporation
85,000	3.063%, (LIBOR 3M + 0.715%), 1/15/2020[b]	85,692
	BPCE SA
588,000	3.500%, 10/23/2027[k]	549,672

The accompanying Notes to Financial Statements are an integral part of this schedule.

74

MODERATE ALLOCATION FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (28.1%)	Value
Financials (3.3%) - continued
	Capital One Financial Corporation
$180,000	2.450%, 4/24/2019	$179,464
273,000	2.500%, 5/12/2020	269,007
1,000,000	3.450%, 4/30/2021	999,947
304,000	3.050%, 3/9/2022	297,256
	Capital One NA
400,000	2.350%, 1/31/2020	393,887
	CBOE Holdings, Inc.
175,000	1.950%, 6/28/2019	172,751
	Cigna Corporation
660,000	3.050%, 10/15/2027	598,282
	CIT Group, Inc.
580,000	5.000%, 8/15/2022	593,050
	Citigroup, Inc.
115,000	3.101%, (LIBOR 3M + 0.770%), 4/8/2019[b]	115,525
315,000	2.700%, 3/30/2021	309,952
360,000	2.750%, 4/25/2022	349,876
188,000	4.050%, 7/30/2022	190,088
265,000	3.142%, 1/24/2023[b]	260,067
555,000	4.400%, 6/10/2025	554,002
304,000	3.200%, 10/21/2026	283,054
468,000	3.668%, 7/24/2028[b]	446,006
228,000	4.125%, 7/25/2028	219,382
425,000	3.520%, 10/27/2028[b]	398,901
550,000	3.878%, 1/24/2039[b]	510,585
	Citizens Bank NA
325,000	2.200%, 5/26/2020	317,644
	Commerzbank AG
390,000	8.125%, 9/19/2023[k]	450,952
	Commonwealth Bank of Australia
228,000	2.250%, 3/10/2020[k]	224,401
540,000	2.845%, (LIBOR 3M + 0.700%), 3/16/2023[b,k]	541,837
	Compass Bank
288,000	2.750%, 9/29/2019	286,490
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
432,000	3.950%, 11/9/2022	429,507
936,000	4.625%, 12/1/2023	957,416
	Credit Agricole SA
140,000	3.148%, (LIBOR 3M + 0.800%), 4/15/2019[b,k]	140,819
500,000	3.375%, 1/10/2022[k]	493,292
	Credit Suisse AG
152,000	5.400%, 1/14/2020	157,417
	Credit Suisse Group AG
420,000	2.997%, 12/14/2023[b,k]	403,482
350,000	3.869%, 1/12/2029[b,k]	331,783
	Credit Suisse Group Funding, Ltd.
471,000	2.750%, 3/26/2020	467,073
375,000	3.125%, 12/10/2020	372,746
304,000	3.750%, 3/26/2025	294,101
	DDR Corporation
330,000	4.625%, 7/15/2022	339,353
	Deutsche Bank AG
288,000	2.700%, 7/13/2020	282,420
468,000	3.375%, 5/12/2021	461,319
190,000	4.250%, 10/14/2021	191,759
570,000	4.875%, 12/1/2032[b]	524,799
	Deutsche Bank AG of New York
100,000	3.950%, 2/27/2023	98,505
	Digital Realty Trust LP
340,000	3.400%, 10/1/2020	340,707
	Discover Bank
355,000	8.700%, 11/18/2019	381,250
530,000	3.100%, 6/4/2020	527,312
	Duke Realty, LP
70,000	3.875%, 2/15/2021	71,077
210,000	4.375%, 6/15/2022	216,104
	ERP Operating, LP
75,000	3.375%, 6/1/2025	73,036
	European Investment Bank
215,000	1.875%, 3/15/2019	214,035
	Fifth Third Bancorp
164,000	2.875%, 7/27/2020	163,323
80,000	2.875%, 10/1/2021	78,857
260,000	2.600%, 6/15/2022	251,150
	Five Corners Funding Trust
390,000	4.419%, 11/15/2023[k]	402,759
	GE Capital International Funding Company
1,260,000	4.418%, 11/15/2035	1,203,766
	Goldman Sachs Group, Inc.
120,000	2.939%, (LIBOR 3M + 1.100%), 11/15/2018[b]	120,570
911,000	5.375%, 3/15/2020	948,390
115,000	3.522%, (LIBOR 3M + 1.160%), 4/23/2020[b]	116,696
550,000	5.375%, 5/10/2020[b,o]	563,041
958,000	5.250%, 7/27/2021	1,012,771
540,000	2.876%, 10/31/2022[b]	526,504
312,000	2.908%, 6/5/2023[b]	301,822
550,000	3.691%, 6/5/2028[b]	524,266
795,000	4.750%, 10/21/2045	806,359
	Hartford Financial Services Group, Inc.
618,000	5.125%, 4/15/2022	654,729
	HBOS plc
400,000	6.750%, 5/21/2018[k]	400,892
	HCP, Inc.
380,000	4.000%, 12/1/2022	381,455
140,000	3.400%, 2/1/2025	132,654
	HSBC Holdings plc
575,000	3.400%, 3/8/2021	576,442
300,000	6.875%, 6/1/2021[b,o]	318,000
250,000	2.650%,1/5/2022	242,586
230,000	3.600%, 5/25/2023	229,516
275,000	3.900%, 5/25/2026	271,513
	HSBC USA, Inc.
480,000	2.350%, 3/5/2020	474,134
	Huntington National Bank
250,000	2.200%, 11/6/2018	249,543
	Icahn Enterprises, LP
205,000	6.750%, 2/1/2024	210,125
275,000	6.375%, 12/15/2025	276,031
	ING Groep NV
245,000	3.150%, 3/29/2022	241,606
	International Lease Finance Corporation
150,000	5.875%, 8/15/2022	160,303
	Intesa Sanpaolo SPA
590,000	3.125%, 7/14/2022[k]	568,388

The accompanying Notes to Financial Statements are an integral part of this schedule.

75

MODERATE ALLOCATION FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (28.1%)	Value
Financials (3.3%) - continued
	J.P. Morgan Chase & Company
$90,000	2.250%, 1/23/2020	$88,967
325,000	2.686%, (LIBOR 3M + 0.680%), 6/1/2021[b]	326,933
180,000	2.295%, 8/15/2021	174,890
400,000	4.500%, 1/24/2022	414,880
350,000	2.972%, 1/15/2023	340,849
228,000	3.200%, 1/25/2023	224,700
385,000	2.700%, 5/18/2023	368,861
165,000	3.589%, (LIBOR 3M + 1.230%), 10/24/2023[b]	168,829
280,000	3.625%, 5/13/2024	277,895
550,000	3.125%, 1/23/2025	523,811
800,000	3.900%, 7/15/2025	795,002
250,000	3.300%, 4/1/2026	237,587
470,000	3.882%, 7/24/2038[b]	436,450
	J.P. Morgan Chase Bank NA
650,000	3.086%, 4/26/2021[b]	649,384
	KeyBank NA
250,000	2.350%, 3/8/2019	249,517
	KeyCorp
350,000	2.900%, 9/15/2020	347,515
	Kimco Realty Corporation
624,000	3.300%, 2/1/2025	589,218
	Kookmin Bank
250,000	1.625%, 8/1/2019[k]	244,800
	Liberty Mutual Group, Inc.
152,000	4.950%, 5/1/2022[k]	158,911
	Liberty Property, LP
435,000	3.750%, 4/1/2025	425,906
	Lloyds Banking Group plc
425,000	2.907%, 11/7/2023[b]	409,117
	MassMutual Global Funding
250,000	2.750%, 6/22/2024[k]	238,399
	MetLife, Inc.
290,000	4.050%, 3/1/2045	272,291
	Mitsubishi UFJ Financial Group, Inc.
450,000	2.190%, 9/13/2021	432,646
525,000	3.455%, 3/2/2023	520,949
390,000	3.287%, 7/25/2027	370,845
	Morgan Stanley
152,000	5.550%, 7/15/2020[b,o]	155,800
640,000	2.500%, 4/21/2021	625,253
380,000	2.625%, 11/17/2021	369,831
130,000	3.539%, (LIBOR 3M + 1.180%), 1/20/2022[b]	131,961
351,000	2.750%, 5/19/2022	340,418
180,000	4.875%, 11/1/2022	186,818
355,000	3.125%, 1/23/2023	346,826
300,000	4.000%, 7/23/2025	298,836
450,000	4.350%, 9/8/2026	446,691
468,000	3.591%, 7/22/2028[b]	444,434
420,000	3.772%, 1/24/2029[b]	403,212
	MPT Operating Partnership, LP
440,000	6.375%, 3/1/2024	462,000
	Nasdaq, Inc.
180,000	3.850%, 6/30/2026	174,620
	National City Corporation
438,000	6.875%, 5/15/2019	456,010
	New York Life Global Funding
234,000	2.300%, 6/10/2022[k]	224,687
	Park Aerospace Holdings, Ltd.
265,000	5.500%, 2/15/2024[k]	257,381
	Prudential Financial, Inc.
80,000	2.350%, 8/15/2019	79,510
	Quicken Loans, Inc.
725,000	5.750%, 5/1/2025[k]	710,500
	Realty Income Corporation
320,000	4.125%, 10/15/2026	316,038
	Regency Centers, LP
550,000	4.125%, 3/15/2028	540,133
	Regions Bank
250,000	7.500%, 5/15/2018	250,439
	Regions Financial Corporation
250,000	2.250%, 9/14/2018	249,619
112,000	3.200%, 2/8/2021	111,496
	Reinsurance Group of America, Inc.
209,000	5.000%, 6/1/2021	217,317
	Reliance Standard Life Global Funding II
110,000	2.500%, 4/24/2019[k]	109,437
	Royal Bank of Scotland Group plc
390,000	8.625%, 8/15/2021[b,o]	427,050
300,000	3.875%, 9/12/2023	294,858
	Santander UK Group Holdings plc
266,000	2.875%, 10/16/2020	263,049
	Simon Property Group, LP
85,000	2.500%, 9/1/2020	83,855
320,000	2.750%, 2/1/2023	308,222
304,000	4.250%, 11/30/2046	292,436
	Skandinaviska Enskilda Banken AB
175,000	2.375%, 3/25/2019[k]	174,272
	Societe Generale SA
234,000	4.750%, 11/24/2025[k]	235,918
	Standard Chartered plc
551,000	2.100%, 8/19/2019[k]	543,394
	State Street Corporation
129,000	2.785%, (LIBOR 3M + 0.900%), 8/18/2020[b]	131,184
	Sumitomo Mitsui Financial Group, Inc.
295,000	2.784%, 7/12/2022	286,031
255,000	3.102%, 1/17/2023	248,636
228,000	3.010%, 10/19/2026	212,850
	Sumitomo Mitsui Trust Bank, Ltd.
420,000	1.950%, 9/19/2019[k]	413,403
	SunTrust Banks, Inc.
310,000	2.250%, 1/31/2020	306,033
	Svenska Handelsbanken AB
180,000	2.668%, (LIBOR 3M + 0.490%), 6/17/2019[b]	180,666
	Synchrony Financial
546,000	3.000%, 8/15/2019	544,750
75,000	3.017%, (LIBOR 3M + 1.230%), 2/3/2020[b]	75,916
85,000	4.250%, 8/15/2024	83,599
	Toronto-Dominion Bank
115,000	3.037%, (LIBOR 3M + 0.930%), 12/14/2020[b]	116,957
	UBS Group Funding Jersey, Ltd.
390,000	3.000%, 4/15/2021[k]	384,790
228,000	4.125%, 9/24/2025[k]	226,659

The accompanying Notes to Financial Statements are an integral part of this schedule.

76

MODERATE ALLOCATION FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (28.1%)	Value
Financials (3.3%) - continued
	UBS Group Funding Switzerland AG
$300,000	3.491%, 5/23/2023[k]	$294,598
	UnitedHealth Group, Inc.
50,000	3.350%, 7/15/2022	50,053
420,000	2.950%, 10/15/2027	392,010
685,000	4.625%, 7/15/2035	730,434
	USB Realty Corporation
80,000	3.495%, (LIBOR 3M + 1.147%), 1/15/2022[b,k,o]	72,200
	Ventas Realty, LP
340,000	3.100%, 1/15/2023	330,335
445,000	4.000%, 3/1/2028	428,143
	Voya Financial, Inc.
576,000	3.125%, 7/15/2024	546,334
	Wells Fargo & Company
115,000	3.039%, (LIBOR 3M + 0.680%), 1/30/2020[b]	115,697
305,000	2.550%, 12/7/2020	300,512
355,000	2.625%, 7/22/2022	340,993
340,000	3.069%, 1/24/2023	330,843
304,000	3.450%, 2/13/2023	297,511
285,000	3.000%, 2/19/2025	267,528
325,000	3.000%, 4/22/2026	299,845
304,000	3.000%, 10/23/2026	279,441
550,000	4.900%, 11/17/2045	556,042
	Welltower, Inc.
578,000	4.000%, 6/1/2025	566,635

	Total	76,248,718

Foreign Government (<0.1%)
	Argentina Government International Bond
225,000	7.500%, 4/22/2026	235,800
	Export-Import Bank of Korea
115,000	2.250%, 1/21/2020	113,002
	Kommunalbanken AS
190,000	1.500%, 10/22/2019[k]	186,939

	Total	535,741

Mortgage-Backed Securities (7.8%)
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
17,662,500	4.000%, 5/1/2048[e]	17,985,392
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
981,679	3.000%, 3/15/2045, Ser. 4741, Class GA	964,785
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
14,837,500	3.500%, 5/1/2030[e]	15,006,739
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
384,129	1.776%, (LIBOR 12M + 1.550%), 7/1/2043[b]	395,622
613,503	1.992%, (LIBOR 12M + 1.540%), 7/1/2043[b]	628,228
447,003	2.021%, (LIBOR 12M + 1.530%), 8/1/2043[b]	457,668
24,850,000	3.000%, 5/1/2048[e]	23,949,188
54,650,000	3.500%, 5/1/2048[e]	54,223,047
45,850,000	4.000%, 5/1/2048[e]	46,673,869
21,714,000	4.500%, 5/1/2048[e]	22,602,917
	U.S. Residential Opportunity Fund Trust
197,849	3.352%, 11/27/2037, Ser. 2017-1A, Class Ak	196,950

	Total	183,084,405

Technology (0.8%)
	Amphenol Corporation
90,000	2.550%, 1/30/2019	89,895
	Apple, Inc.
90,000	2.120%, (LIBOR 3M + 0.300%), 5/6/2020[b]	90,348
195,000	3.000%, 2/9/2024	190,909
312,000	3.200%, 5/11/2027	300,854
430,000	3.000%, 6/20/2027	408,489
670,000	3.000%, 11/13/2027	632,923
410,000	4.500%, 2/23/2036	437,965
228,000	4.650%, 2/23/2046	244,419
380,000	4.250%, 2/9/2047	380,467
570,000	3.750%, 9/12/2047	531,897
	Applied Materials, Inc.
160,000	3.300%, 4/1/2027	154,838
	Avnet, Inc.
225,000	3.750%, 12/1/2021	223,341
	Baidu, Inc.
370,000	3.000%, 6/30/2020	366,115
	Broadcom Corporation
925,000	3.875%, 1/15/2027	882,253
755,000	3.500%, 1/15/2028	693,285
	CDK Global, Inc.
265,000	4.875%, 6/1/2027	254,400
	Cisco Systems, Inc.
120,000	2.506%, (LIBOR 3M + 0.500%), 3/1/2019[b]	120,479
	CommScope Technologies Finance, LLC
500,000	6.000%, 6/15/2025[k]	515,000
	Diamond 1 Finance Corporation
190,000	3.480%, 6/1/2019[k]	190,422
650,000	4.420%, 6/15/2021[k]	662,024
390,000	5.450%, 6/15/2023[k]	410,080
560,000	6.020%, 6/15/2026[k]	593,073
	Equinix, Inc.
540,000	5.750%, 1/1/2025	560,250
	Fidelity National Information Services, Inc.
173,000	3.625%, 10/15/2020	174,730
	Harland Clarke Holdings Corporation
520,000	8.375%, 8/15/2022[k]	531,700
	Hewlett Packard Enterprise Company
172,000	2.850%, 10/5/2018	172,170
210,000	2.100%, 10/4/2019[k]	207,122
172,000	4.400%, 10/15/2022	176,745
	Intel Corporation
45,000	3.100%, 7/29/2022	44,913
205,000	3.700%, 7/29/2025	206,745
351,000	4.100%, 5/19/2046	349,809

The accompanying Notes to Financial Statements are an integral part of this schedule.

77

MODERATE ALLOCATION FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (28.1%)	Value
Technology (0.8%) - continued
	Iron Mountain, Inc.
$530,000	6.000%, 8/15/2023	$545,900
	Microsoft Corporation
475,000	4.750%, 11/3/2055	530,071
475,000	4.200%, 11/3/2035	499,712
935,000	3.700%, 8/8/2046	881,709
380,000	4.250%, 2/6/2047	395,291
	NetApp, Inc.
265,000	2.000%, 9/27/2019	261,511
	NXP BV
395,000	3.875%, 9/1/2022[k]	387,100
	Oracle Corporation
85,000	2.500%, 5/15/2022	82,946
312,000	2.400%, 9/15/2023	297,501
780,000	2.950%, 5/15/2025	747,054
420,000	3.850%, 7/15/2036	410,419
	QUALCOMM, Inc.
234,000	3.000%, 5/20/2022	228,192
	Seagate HDD Cayman
280,000	4.750%, 1/1/2025	271,453
	Sensata Technologies UK Financing Company plc
325,000	6.250%, 2/15/2026[k]	337,870
	Texas Instruments, Inc.
540,000	4.150%, 5/15/2048[e]	537,602
	Tyco Electronics Group SA
78,000	3.450%, 8/1/2024	76,735
156,000	3.125%, 8/15/2027	147,349
	VMware, Inc.
65,000	2.950%, 8/21/2022	62,451
	Western Digital Corporation
835,000	4.750%, 2/15/2026	822,997

	Total	18,321,523

Transportation (0.1%)
	Air Canada Pass Through Trust
65,306	3.875%, 3/15/2023[k]	64,026
	American Airlines Pass Through Trust
311,923	3.375%, 5/1/2027	300,132
	Avis Budget Car Rental, LLC
305,000	6.375%, 4/1/2024[k]	308,812
	Burlington Northern Santa Fe, LLC
235,000	5.750%, 5/1/2040	282,685
740,000	5.050%, 3/1/2041	818,178
260,000	4.450%, 3/15/2043	269,145
325,000	3.900%, 8/1/2046	310,638
	CSX Corporation
126,000	3.700%, 11/1/2023	126,811
	Delta Air Lines, Inc.
175,000	2.875%, 3/13/2020	174,093
47,923	4.950%, 11/23/2020	48,450
	ERAC USA Finance, LLC
84,000	2.800%, 11/1/2018[k]	83,877
	J.B. Hunt Transport Services, Inc.
75,000	3.300%, 8/15/2022	74,186
	United Continental Holdings, Inc.
545,000	4.250%, 10/1/2022	530,830
	XPO Logistics, Inc.
445,000	6.500%, 6/15/2022[k]	459,462

	Total	3,851,325

U.S. Government and Agencies (6.8%)
	U.S. Treasury Bonds
3,005,000	2.250%, 11/15/2027	2,830,452
550,000	5.250%, 11/15/2028	663,695
1,175,000	4.375%, 5/15/2040	1,422,622
560,000	3.000%, 5/15/2042	551,994
14,321,000	2.500%, 5/15/2046	12,670,728
3,000,000	2.750%, 8/15/2047	2,788,945
1,017,000	2.750%, 11/15/2047	945,214
5,290,000	3.000%, 2/15/2048	5,171,802
	U.S. Treasury Bonds, TIPS
7,441,995	0.125%, 1/15/2023	7,267,609
7,008,148	0.375%, 1/15/2027	6,780,608
6,004,548	0.375%, 7/15/2027	5,814,230
	U.S. Treasury Notes
16,110,000	1.500%, 10/31/2019	15,891,634
10,845,000	1.750%, 11/30/2019	10,728,925
420,000	2.250%, 3/31/2020	418,146
21,500,000	1.375%, 9/30/2020	20,899,512
90,000	1.875%, 12/15/2020	88,386
1,500,000	1.375%, 5/31/2021	1,443,164
5,053,000	1.125%, 8/31/2021	4,801,732
11,250,000	1.875%, 7/31/2022	10,854,053
35,070,000	2.000%, 11/30/2022	33,912,416
1,990,000	2.500%, 3/31/2023	1,963,182
304,000	1.375%, 9/30/2023	281,794
5,000,000	2.125%, 7/31/2024	4,783,984
1,100,000	2.250%, 11/15/2024	1,057,676
4,000,000	2.125%, 11/30/2024	3,815,469

	Total	157,847,972

Utilities (0.8%)
	American Electric Power Company, Inc.
479,000	2.950%, 12/15/2022	466,991
	Appalachian Power Company
155,000	3.300%, 6/1/2027	148,553
	Arizona Public Service Company
100,000	2.200%, 1/15/2020	98,722
	Atmos Energy Corporation
175,000	3.000%, 6/15/2027	166,133
	Berkshire Hathaway Energy Company
105,000	2.400%, 2/1/2020	104,137
265,000	4.500%, 2/1/2045	273,201
	Calpine Corporation
270,000	5.375%, 1/15/2023	258,863
	CMS Energy Corporation
228,000	2.950%, 2/15/2027	209,161
228,000	3.450%, 8/15/2027	217,663
	Commonwealth Edison Company
290,000	3.700%, 3/1/2045	271,787
130,000	4.350%, 11/15/2045	135,120
	Consolidated Edison, Inc.
156,000	2.000%, 5/15/2021	150,336
114,000	4.500%, 12/1/2045	119,983
	Dominion Energy, Inc.
300,000	2.962%, 7/1/2019	299,152
312,000	2.579%, 7/1/2020	307,170

The accompanying Notes to Financial Statements are an integral part of this schedule.

78

MODERATE ALLOCATION FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (28.1%)	Value
Utilities (0.8%) - continued
	Dominion Gas Holdings, LLC
$480,000	2.500%, 12/15/2019	$474,651
	DTE Electric Company
215,000	3.700%, 3/15/2045	203,533
245,000	3.700%, 6/1/2046	231,653
485,000	4.050%, 5/15/2048[e]	482,822
	DTE Energy Company
40,000	2.400%, 12/1/2019	39,454
	Duke Energy Carolinas, LLC
585,000	3.700%, 12/1/2047	553,103
	Duke Energy Corporation
216,000	2.100%, 6/15/2018	215,879
304,000	3.750%, 9/1/2046	269,943
	Duke Energy Florida, LLC
210,000	3.200%, 1/15/2027	202,547
	Duke Energy Indiana, LLC
310,000	3.750%, 5/15/2046	291,498
	Dynegy, Inc.
395,000	7.375%, 11/1/2022	416,231
	Edison International
300,000	2.950%, 3/15/2023	289,452
	Emera U.S. Finance, LP
235,000	2.150%, 6/15/2019	232,478
	Energy Transfer Partners, LP
550,000	5.200%, 2/1/2022	571,404
	Eversource Energy
400,000	2.500%, 3/15/2021	392,326
	Exelon Corporation
165,000	5.100%, 6/15/2045	180,242
234,000	4.450%, 4/15/2046	233,352
	Exelon Generation Company, LLC
247,000	5.200%, 10/1/2019	253,020
265,000	2.950%, 1/15/2020	264,039
	FirstEnergy Corporation
100,000	2.850%, 7/15/2022	96,298
605,000	4.850%, 7/15/2047	626,880
	ITC Holdings Corporation
84,000	4.050%, 7/1/2023	84,827
152,000	5.300%, 7/1/2043	170,124
	MidAmerican Energy Holdings Company
468,000	6.500%, 9/15/2037	608,235
	Mississippi Power Company
310,000	2.942%, (LIBOR 3M + 0.650%), 3/27/2020[b]	310,082
310,000	3.950%, 3/30/2028	306,436
	Monongahela Power Company
210,000	5.400%, 12/15/2043[k]	246,790
	National Rural Utilities Cooperative Finance Corporation
300,000	2.300%, 11/1/2020	294,140
	NextEra Energy Capital Holdings, Inc.
195,000	2.300%, 4/1/2019	194,221
	NextEra Energy Partners, LP
545,000	4.250%, 9/15/2024[k]	525,925
	NiSource Finance Corporation
156,000	3.490%, 5/15/2027	149,163
435,000	5.650%, 2/1/2045	501,440
	NRG Energy, Inc.
250,000	7.250%, 5/15/2026	266,875
	Oncor Electric Delivery Company, LLC
624,000	3.750%, 4/1/2045	593,001
	Pacific Gas and Electric Company
390,000	3.300%, 3/15/2027	364,774
228,000	4.250%, 3/15/2046	214,593
	PPL Capital Funding, Inc.
105,000	3.500%, 12/1/2022	104,589
156,000	3.400%, 6/1/2023	153,133
365,000	5.000%, 3/15/2044	389,769
	PPL Electric Utilities Corporation
234,000	3.950%, 6/1/2047	230,479
	Public Service Electric & Gas Company
390,000	3.000%, 5/15/2027	369,482
	Sempra Energy
350,000	6.150%, 6/15/2018	351,539
95,000	2.400%, 3/15/2020	93,728
	Southern California Edison Company
320,000	4.000%, 4/1/2047	314,604
	Southern Company
315,000	2.950%, 7/1/2023	303,487
424,000	3.250%, 7/1/2026	397,983
300,000	4.400%, 7/1/2046	294,877
	Southern Company Gas Capital Corporation
390,000	4.400%, 5/30/2047	387,011
	Southwestern Electric Power Company
110,000	3.900%, 4/1/2045	103,101
	TerraForm Power Operating, LLC
570,000	5.000%, 1/31/2028[k]	533,663
	Tesoro Logistics, LP
470,000	5.250%, 1/15/2025	482,925

	Total	19,088,773

	Total Long-Term Fixed Income (cost $661,095,395)	652,069,472

Shares	Common Stock (18.9%)	Value
Consumer Discretionary (2.0%)
2,561	Amazon.com, Inc.[i]	4,010,859
11,775	American Axle & Manufacturing Holdings, Inc.[i]	180,628
500	AOKI Holdings, Inc.	7,672
5,742	Aptiv plc	485,658
15,537	Aramark	580,928
4,338	Ascent Capital Group, Inc.[i]	15,009
900	Autobacs Seven Company, Ltd.	16,990
2,919	Berkeley Group Holdings plc	163,418
312	Booking Holdings, Inc.[i]	679,536
16,640	BorgWarner, Inc.	814,362
3,400	Bridgestone Corporation	142,129
19,922	Bright Horizons Family Solutions, Inc.[i]	1,890,199
11,210	Burlington Stores, Inc.[i]	1,522,878
6,610	Caleres, Inc.	216,345
6,710	Carnival Corporation	423,133
1,308	Cedar Fair, LP	88,604
2,427	Century Casinos, Inc.[i]	18,639
7,364	Children’s Place, Inc.	939,278
1,630	Chipotle Mexican Grill, Inc.[i]	690,028
700	Chiyoda Company, Ltd.	16,826

The accompanying Notes to Financial Statements are an integral part of this schedule.

79

MODERATE ALLOCATION FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Shares	Common Stock (18.9%)	Value
Consumer Discretionary (2.0%) - continued
304	Cie Generale des Etablissements Michelin	$42,749
82,799	Comcast Corporation	2,599,061
24,751	Core-Mark Holding Company, Inc.	510,118
10,462	CSS Industries, Inc.	178,482
9,545	Culp, Inc.	282,055
1,100	DCM Holdings Company, Ltd.	10,945
6,600	DISH Network Corporation[i]	221,430
18,614	Dollar Tree, Inc.[i]	1,784,896
33,756	Duluth Holdings, Inc.[i,j]	585,667
3,409	Emerald Expositions Events, Inc.	65,691
2,005	Expedia, Inc.	230,856
32,537	Extended Stay America, Inc.	637,074
8,891	Five Below, Inc.[i]	627,794
9,977	G-III Apparel Group, Ltd.[i]	364,061
15,188	Habit Restaurants, Inc.[i]	153,399
16,331	Harley-Davidson, Inc.[j]	671,694
7,994	Haverty Furniture Companies, Inc.	145,091
2,450	Hemisphere Media Group, Inc.[i]	26,705
10,117	Home Depot, Inc.	1,869,622
11,400	Honda Motor Company, Ltd.	392,000
1,430	Hugo Boss AG	134,056
2,867	Hyatt Hotels Corporation	220,386
4,367	Inchcape plc	43,628
19,093	International Speedway Corporation	784,722
457	Ipsos SA	17,398
1,053	JM AB	20,833
4,160	K12, Inc.[i]	63,648
3,184	La-Z-Boy, Inc.	91,699
8,323	Liberty Media Corporation - Liberty SiriusXM[i]	346,736
3,819	Liberty SiriusXM Group[i]	159,520
139	Linamar Corporation	7,789
3,281	Lithia Motors, Inc.	314,517
30,977	Lowe’s Companies, Inc.	2,553,434
1,100	Lululemon Athletica, Inc.[i]	109,780
4,140	Magna International, Inc.	244,260
78	Marcus Corporation	2,324
936	McDonald’s Corporation	156,724
3,586	Mediaset Espana Comunicacion SAj	34,319
8,370	Michaels Companies, Inc.[i]	155,849
24,294	Modine Manufacturing Company[i]	417,857
2,610	Netflix, Inc.[i]	815,521
32,000	Newell Brands, Inc.	884,160
12,910	News Corporation, Class A	206,302
4,210	News Corporation, Class B	68,412
62	Nexity SA	3,877
811	Next plc	58,584
1,000	NHK Spring Company, Ltd.	11,051
34,800	Nissan Motor Company, Ltd.	366,112
21,700	Norwegian Cruise Line Holdings, Ltd.[i]	1,160,299
25,777	Nutrisystem, Inc.	747,533
1,368	O’Reilly Automotive, Inc.[i]	350,304
6,672	Oxford Industries, Inc.	514,011
6,042	Papa John’s International, Inc.[j]	374,604
8,445	Peugeot SA	207,946
8,025	Planet Fitness, Inc.[i]	323,327
500	Plenus Company, Ltd.[j]	8,618
7,290	Polaris Industries, Inc.	764,138
1,211	ProSiebenSat.1 Media AG	43,933
5,431	PVH Corporation	867,168
1,200	RHi	114,540
11,897	Ross Stores, Inc.	961,872
1,400	Sangetsu Company, Ltd.	28,893
3,700	Sankyo Company, Ltd.	129,712
800	SHIMAMURA Company, Ltd.	93,099
27,368	Six Flags Entertainment Corporation	1,730,752
1,280	Stamps.com, Inc.[i]	291,520
2,900	Sumitomo Rubber Industries, Ltd.	51,787
525	Systemax, Inc.	16,501
200	Takara Standard Company, Ltd.	3,399
24,688	Toll Brothers, Inc.	1,040,846
30,051	Tower International, Inc.	886,505
5,500	Toyoda Gosei Company, Ltd.	138,870
6,022	Tupperware Brands Corporation	268,340
4,500	TV Asahi Holdings Corporation	105,532
1,459	Ulta Beauty, Inc.[i]	366,078
2,442	Vail Resorts, Inc.	559,975
10,007	VF Corporation	809,266
2,300	Walt Disney Company	230,759
1,400	Whirlpool Corporation	216,930
11,662	Wingstop, Inc.	569,805
1,077	Wolters Kluwer NV	58,276
200	Yokohama Rubber Company, Ltd.	4,709
18,624	Zoe’s Kitchen, Inc.[i,j]	274,704
4,330	Zumiez, Inc.[i]	101,322

	Total	47,011,880

Consumer Staples (0.6%)
564	Altria Group, Inc.	31,646
1,400	Arcs Company, Ltd.	38,351
3,761	Coca-Cola Company	162,513
22,340	Cott Corporation	319,462
12,400	CVS Health Corporation	865,892
12,526	e.l.f. Beauty, Inc.[i,j]	227,598
2,897	Empire Company, Ltd.	56,024
1,094	ForFarmers BV	15,347
23,991	Hain Celestial Group, Inc.[i]	698,858
316	Henkel AG & Company KGaA	37,618
5,437	Inter Parfums, Inc.	278,375
7,100	Japan Tobacco, Inc.	190,857
3,620	John B. Sanfilippo & Son, Inc.	205,942
2,660	Kimberly-Clark Corporation	275,416
1,300	Lawson, Inc.	85,880
12,420	MGP Ingredients, Inc.[j]	1,189,712
200	Ministop Company, Ltd.	4,149
20,633	Monster Beverage Corporation[i]	1,134,815
18,444	PepsiCo, Inc.	1,861,737
28,493	Pinnacle Foods, Inc.	1,720,977
2,693	Seneca Foods Corporation[i]	74,192
500	Seven & I Holdings Company, Ltd.	22,031
8,083	SpartanNash Company	146,949
9,861	Unilever NV	565,316
8,626	Unilever plc	483,853
18,723	US Foods Holding Corporation[i]	639,952
25,590	Wal-Mart Stores, Inc.	2,263,691

	Total	13,597,153

Energy (0.9%)
55,440	Abraxas Petroleum Corporation[i]	158,558
10,161	Anadarko Petroleum Corporation	684,038
1,585	Andeavor	219,237
4,420	Archrock, Inc.	47,736
56,244	BP plc	417,781
37,893	Callon Petroleum Company[i]	527,092
12,530	Chevron Corporation	1,567,628
6,514	Concho Resources, Inc.[i]	1,024,066
1,943	Contura Energy, Inc.	130,084
64,543	Denbury Resources, Inc.[i]	212,346
14,125	Devon Energy Corporation	513,161
5,714	EQT Corporation	286,786

The accompanying Notes to Financial Statements are an integral part of this schedule.

80

MODERATE ALLOCATION FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Shares	Common Stock (18.9%)	Value
Energy (0.9%) - continued
8,610	Era Group, Inc.[i]	$90,835
11,409	Exterran Corporation[i]	334,170
21,387	Exxon Mobil Corporation	1,662,839
2,621	Forum Energy Technologies, Inc.[i]	33,025
173	Gaztransport Et Technigaz SA	10,725
157,172	Gran Tierra Energy, Inc.[i,j]	520,239
20,006	Halliburton Company	1,060,118
20,369	Helix Energy Solutions Group, Inc.[i]	157,249
6,502	HollyFrontier Corporation	394,606
2,378	Keane Group, Inc.[i]	36,978
109	Mammoth Energy Services, Inc.[i]	3,540
78,520	Marathon Oil Corporation	1,432,990
8,401	Marathon Petroleum Corporation	629,319
45,671	Newpark Resources, Inc.[i]	479,545
16,292	Nine Energy Service, Inc.[i]	497,558
11,288	Oil States International, Inc.[i]	405,804
3,218	OMV AG	199,307
10,825	ONEOK, Inc.	651,881
4,288	Par Pacific Holdings, Inc.[i]	72,339
25,797	Parsley Energy, Inc.[i]	774,684
55,668	Patterson-UTI Energy, Inc.	1,192,409
8,757	Pioneer Energy Services Corporation[i]	30,212
3,745	Pioneer Natural Resources Company	754,805
7,676	Ring Energy, Inc.[i]	128,343
8,805	Rowan Companies plc[i]	127,144
1,234	Royal Dutch Shell plc, Class A	42,933
6,941	Royal Dutch Shell plc, Class B	247,787
4,490	RPC, Inc.[j]	80,865
2,543	SM Energy Company	60,905
5,912	Tallgrass Energy GP, LP	120,960
7,959	TechnipFMC plc	262,329
25,321	Teekay Tankers, Ltd.	29,119
193	TGS Nopec Geophysical Company ASA	6,086
3,181	Total SA	199,931
31,489	Unit Corporation[i]	714,171
6,754	W&T Offshore, Inc.[i]	41,199
166,780	Weatherford International plc[i,j]	492,001
11,228	Whiting Petroleum Corporation[i]	458,327
52,779	WPX Energy, Inc.[i]	901,993

	Total	21,127,783

Financials (4.2%)
4,629	Affiliated Managers Group, Inc.	763,137
16,595	Aflac, Inc.	756,234
9,950	Ally Financial, Inc.	259,695
3,612	American Express Company	356,685
26,500	American Financial Group, Inc.	3,000,330
6,050	American International Group, Inc.	338,800
6,345	Ameris Bancorp	328,036
1,186	Anima Holding SPA[k]	8,509
200	Aozora Bank, Ltd.	8,068
3,890	Argo Group International Holdings, Ltd.	227,371
19,140	Assured Guaranty, Ltd.	694,591
759	ASX, Ltd.	33,368
6,805	Australia & New Zealand Banking Group, Ltd.	136,795
14,987	Banco BPM SPA[i]	54,363
34,549	Banco de Sabadell SA	67,608
7,960	BancorpSouth Bank	263,078
105,587	Bank of America Corporation	3,159,163
911	Bank of Marin Bancorp	66,093
19,932	Bank of New York Mellon Corporation	1,086,493
7,708	Bank of the Ozarks	360,734
9,616	BankFinancial Corporation	162,799
3,078	Bankinter SA	32,169
4,586	Barclays plc	13,075
37,451	Beneficial Bancorp, Inc.	593,598
10,300	Berkshire Hathaway, Inc.[i]	1,995,419
9,778	Berkshire Hills Bancorp, Inc.	371,075
14,700	Blackstone Group, LP	454,965
3,022	Blue Hills Bancorp, Inc.	61,422
375	BNP Paribas SA	28,950
50,165	Boston Private Financial Holdings, Inc.	805,148
73,192	BrightSphere Investment Group	1,110,323
5,865	Brookline Bancorp, Inc.	97,359
90,468	Brown & Brown, Inc.	2,463,444
2,398	CaixaBank SA	11,661
5,940	Capital One Financial Corporation	538,283
20,204	Cathay General Bancorp	808,362
35,900	Central Pacific Financial Corporation	1,043,972
4,280	Chemical Financial Corporation	234,929
1,887	Cherry Hill Mortgage Investment Corporation	33,249
3,400	Chubb, Ltd.	461,278
7,979	CI Financial Corporation	167,914
64,727	Citigroup, Inc.	4,418,912
4,982	Citizens Financial Group, Inc.	206,703
68,194	CNO Financial Group, Inc.	1,462,079
5,856	CNP Assurances[i]	149,994
34,970	CoBiz Financial, Inc.	704,645
12,103	Comerica, Inc.	1,144,702
11,031	Community Trust Bancorp, Inc.	529,488
1,107	Danske Bank AS	38,526
23,379	Direct Line Insurance Group plc	120,129
9,847	Discover Financial Services	701,599
6,209	DnB ASA	116,117
56,196	Dynex Capital, Inc.	369,770
61,923	E*TRADE Financial Corporation[i]	3,757,488
569	Eagle Bancorp, Inc.[i]	33,400
32,756	East West Bancorp, Inc.	2,182,205
4,148	Ellington Residential Mortgage REIT	47,163
17,553	Employers Holdings, Inc.	717,918
25,638	Enterprise Financial Services Corporation	1,303,692
7,008	Essent Group, Ltd.[i]	230,984
1,457	Euronext NVk	104,444
3,096	FBL Financial Group, Inc.	240,714
32,606	Fifth Third Bancorp	1,081,541
8,448	Financial Institutions, Inc.	262,733
4,852	Finecobank Banca Fineco SPA	57,776
30,978	First BanCorp[i]	223,661
10,715	First Busey Corporation	317,700
13,360	First Commonwealth Financial Corporation	202,270
3,678	First Connecticut Bancorp, Inc.	88,640
8,604	First Defiance Financial Corporation	513,315
5,193	First Financial Corporation	222,001
18,961	First Interstate BancSystem, Inc.	767,920
1,150	First Merchants Corporation	49,542
486	First Mid-Illinois Bancshares, Inc.	17,860
6,496	First Midwest Bancorp, Inc.	157,918
2,665	First of Long Island Corporation	70,622
2,975	First Republic Bank	276,288
22,461	FlexiGroup, Ltd.	34,729
11,770	Franklin Resources, Inc.	395,943
2,211	Genworth MI Canada, Inc.[j]	71,464
6,190	Goldman Sachs Group, Inc.	1,475,263
13,459	Great Southern Bancorp, Inc.	711,308
765	Guaranty Bancorp	21,802

The accompanying Notes to Financial Statements are an integral part of this schedule.

81

MODERATE ALLOCATION FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Shares	Common Stock (18.9%)	Value
Financials (4.2%) - continued
18,425	Hamilton Lane, Inc.	$771,086
4,530	Hancock Holding Company	221,290
6,814	Hanmi Financial Corporation	188,066
1,445	Hannover Rueckversicherung SE	202,944
6,893	Hanover Insurance Group, Inc.	791,661
421	Hargreaves Lansdown plc	10,322
17,853	Hartford Financial Services Group, Inc.	961,206
12,277	Heartland Financial USA, Inc.	658,661
29,073	Heritage Commerce Corporation	479,414
11,641	Heritage Financial Corporation	345,738
12,368	Hometrust Bancshares, Inc.[i]	322,805
4,902	Hope Bancorp, Inc.	84,756
6,969	Horace Mann Educators Corporation	311,514
11,966	Horizon Bancorp	344,142
3,977	Houlihan Lokey, Inc.	176,976
49,110	HSBC Holdings plc	488,941
68,257	Huntington Bancshares, Inc.	1,017,712
3,634	IBERIABANK Corporation	272,368
11,439	Independent Bank Corporation	273,392
2,002	Infinity Property & Casualty Corporation	264,264
16,755	Interactive Brokers Group, Inc.	1,243,221
27,166	Intercontinental Exchange, Inc.	1,968,448
21,734	Invesco, Ltd.	629,634
32,736	Investment Technology Group, Inc.	661,922
9,396	J.P. Morgan Chase & Company	1,022,097
1,713	Jupiter Fund Management plc	10,713
133,976	KeyCorp	2,668,802
6,815	Lakeland Bancorp, Inc.	132,892
41,618	Leucadia National Corporation	1,000,497
25,069	Loews Corporation	1,315,120
798	Macquarie Group, Ltd.	64,988
350	Markel Corporation[i]	395,514
2,627	MarketAxess Holdings, Inc.	521,801
80,509	Medibank Private, Ltd.	176,939
1,209	Mercantile Bank Corporation	42,678
56,675	Meridian Bancorp, Inc.	1,071,157
17,780	MetLife, Inc.	847,573
22,656	MGIC Investment Corporation[i]	227,013
19,747	MidWestOne Financial Group, Inc.	637,236
51,800	Mizuho Financial Group, Inc.	93,718
15,203	MTGE Investment Corporation	275,934
160	Nasdaq, Inc.	14,131
2,320	National Bank Holdings Corporation	81,618
2,489	National Bank of Canada	118,213
8,632	Navigators Group, Inc.	487,708
721	NBT Bancorp, Inc.	26,345
15,396	Old Mutual plc	53,041
8,475	Old Second Bancorp, Inc.	121,192
6,988	PacWest Bancorp	358,065
1,060	Pargesa Holding SA	99,205
7,750	PCSB Financial Corporation[i]	157,093
3,627	Peapack-Gladstone Financial Corporation	119,836
2,356	Peoples Bancorp, Inc.	84,486
1,439	Plus500, Ltd.	27,963
1,036	Power Corporation of Canada	24,618
2,680	Primerica, Inc.	259,290
11,922	Principal Financial Group, Inc.	706,021
48,058	Provident Financial Services, Inc.	1,255,275
3,100	Prudential Financial, Inc.	329,592
8,181	QCR Holdings, Inc.	370,190
1,257	Raymond James Financial, Inc.	112,816
11,593	Regions Financial Corporation	216,789
21,018	Sandy Spring Bancorp, Inc.	832,943
24,883	Santander Consumer USA Holdings Inc.	459,091
1,306	Schroders plc	59,085
21,895	Seacoast Banking Corporation of Florida[i]	604,959
800	Senshu Ikeda Holdings, Inc.	3,155
53,759	SLM Corporation[i]	617,153
500	Sony Financial Holdings, Inc.	9,122
3,603	State Auto Financial Corporation	112,522
6,708	State Bank Financial Corporation	211,369
6,250	State Street Corporation	623,625
12,779	Sterling Bancorp	303,501
9,862	Stifel Financial Corporation	574,757
6,013	SVB Financial Group[i]	1,801,555
15,662	Synchrony Financial	519,509
42,619	Synovus Financial Corporation	2,227,695
17,351	TD Ameritrade Holding Corporation	1,007,920
3,672	Territorial Bancorp, Inc.	111,776
10,336	TriCo Bancshares	386,256
2,354	TriState Capital Holdings, Inc.[i]	58,850
66,599	TrustCo Bank Corporation	569,421
5,000	United Community Banks, Inc.	159,650
29,787	United Financial Bancorp, Inc.	492,379
1,826	United Fire Group, Inc.	91,830
8,461	Unum Group	409,343
5,996	Washington Trust Bancorp, Inc.	332,178
12,781	Wells Fargo & Company	664,101
32,993	Western Alliance Bancorp[i]	1,945,927
9	Western Asset Mortgage Capital Corporation	90
7,184	Wintrust Financial Corporation	642,609
18,360	WSFS Financial Corporation	919,836
40,130	Zions Bancorporation	2,197,118

	Total	96,227,480

Health Care (2.0%)
1,767	ABIOMED, Inc.[i]	531,779
1,269	Acorda Therapeutics, Inc.[i]	29,314
6,000	Aerie Pharmaceuticals, Inc.[i]	307,200
2,500	Aetna, Inc.	447,625
9,374	Amgen, Inc.	1,635,576
3,425	Arena Pharmaceuticals, Inc.[i]	136,452
16,400	Astellas Pharmaceutical, Inc.	239,870
24,098	Asterias Biotherapeutics, Inc.[i,j]	30,123
552	Atrion Corporation	343,399
3,316	Biogen, Inc.[i]	907,258
11,460	BioMarin Pharmaceutical, Inc.[i]	957,025
8,612	Cardiovascular Systems, Inc.[i]	196,784
17,717	Catalent, Inc.[i]	728,346
2,855	Celgene Corporation[i]	248,671
365	Chemed Corporation	112,500
3,202	Coherus Biosciences, Inc.[i]	38,744
6,281	Concert Pharmaceuticals, Inc.[i]	114,628
269	CONMED Corporation	17,493
690	Cooper Companies, Inc.	157,810
7,635	Danaher Corporation	765,943
10,190	Dexcom, Inc.[i]	745,704
3,678	Edwards Lifesciences Corporation[i]	468,430
3,230	Eli Lilly and Company	261,856
5,449	Epizyme, Inc.[i]	70,020
12,246	Evolent Health, Inc.[i,j]	202,059
7,040	Express Scripts Holding Company[i]	532,928
1,738	FibroGen, Inc.[i]	78,992
33,115	GenMark Diagnostics, Inc.[i]	207,300
862	Genomic Health, Inc.[i]	27,351
9,900	GlaxoSmithKline plc ADR	397,089

The accompanying Notes to Financial Statements are an integral part of this schedule.

82

MODERATE ALLOCATION FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Shares	Common Stock (18.9%)	Value
Health Care (2.0%) - continued
1,642	Halozyme Therapeutics, Inc.[i]	$31,083
476	HealthStream, Inc.	11,039
990	Heska Corporation[i]	80,804
15,655	Hill-Rom Holdings, Inc.	1,343,669
827	Illumina, Inc.[i]	199,249
5,009	Inogen, Inc.[i]	704,165
16,022	Intersect ENT, Inc.[i]	640,079
2,769	Intra-Cellular Therapies, Inc.[i]	48,236
468	Intuitive Surgical, Inc.[i]	206,285
505	Ionis Pharmaceuticals, Inc.[i]	21,730
3,750	Jazz Pharmaceuticals, Inc.[i]	570,150
23,770	Johnson & Johnson	3,006,667
1,100	KYORIN Holdings, Inc.	21,510
860	Laboratory Corporation of America Holdings[i]	146,845
1,210	LHC Group, Inc.[i]	90,048
117	LNA Sante	7,538
8,025	Magellan Health Services, Inc.[i]	672,896
5,062	Medpace Holdings, Inc.[i]	187,243
29,340	Medtronic plc	2,351,014
20,900	Merck & Company, Inc.	1,230,383
762	Mettler-Toledo International, Inc.[i]	426,667
21,835	MiMedx Group, Inc.[i,j]	179,265
18,287	Mylan NVi	708,804
14,580	Myriad Genetics, Inc.[i]	412,468
7,080	National Healthcare Corporation	433,863
6,348	Neurocrine Biosciences, Inc.[i]	514,696
11,425	Nevro Corporation[i]	1,020,938
5,128	Novartis AG	394,724
10,922	Novo Nordisk AS	513,639
14,420	NuVasive, Inc.[i]	767,288
6,490	Omnicell, Inc.[i]	279,719
8,841	Optinose, Inc.[i,j]	189,198
3,040	PerkinElmer, Inc.	223,014
7,910	Perrigo Company plc	618,087
75,488	Pfizer, Inc.	2,763,616
7,356	Prothena Corporation plc[i]	88,272
13,385	RadNet, Inc.[i]	177,351
217	Roche Holding AG	48,215
1,178	Sage Therapeutics, Inc.[i]	169,538
26,569	Tactile Systems Technology, Inc.[i,j]	924,867
5,505	Teleflex, Inc.	1,474,679
9,061	Thermo Fisher Scientific, Inc.	1,905,981
1,050	Ultragenyx Pharmaceutical, Inc.[i]	53,382
14,471	UnitedHealth Group, Inc.	3,420,944
8,020	Universal Health Services, Inc.	915,884
11,771	Veeva Systems, Inc.[i]	825,500
7,247	Vertex Pharmaceuticals, Inc.[i]	1,109,951
850	Waters Corporation[i]	160,149
1,330	West Pharmaceutical Services, Inc.	117,319
22,280	Wright Medical Group NVi	436,911
25,801	Zoetis, Inc.	2,153,868

	Total	45,937,699

Industrials (3.1%)
20,962	Acco Brands Corporation	252,592
2,787	Adecco SA	184,570
8,720	Advanced Disposal Services, Inc.[i]	192,189
9,328	AECOM[i]	321,256
11,636	Aegion Corporation[i]	264,021
11,682	Aerojet Rocketdyne Holdings, Inc.[i]	326,395
6,125	AGCO Corporation	383,915
18,719	AMETEK, Inc.	1,306,586
8,954	ArcBest Corporation	287,423
800	Asahi Glass Company, Ltd.	33,201
6,802	ASGN, Inc.[i]	548,445
10,014	Atlas Copco AB, Class A	391,611
6,400	Atlas Copco AB, Class B	226,838
17,332	AZZ, Inc.	772,141
2,010	Boeing Company	670,456
3,025	Brink’s Company	223,245
1,770	BWX Technologies, Inc.	120,006
16,353	Casella Waste Systems, Inc.[i]	400,812
20,511	CBIZ, Inc.[i]	381,505
100	Central Glass Company, Ltd.	2,369
22,375	Colfax Corporation[i]	693,849
19,678	Comfort Systems USA, Inc.	830,412
42,421	Costamare, Inc.[j]	288,039
12,310	Crane Company	1,029,608
980	CSW Industrials, Inc.[i]	42,483
20,509	CSX Corporation	1,218,029
11,099	Curtiss-Wright Corporation	1,421,116
800	Dai Nippon Printing Company, Ltd.	17,226
9,690	Delta Air Lines, Inc.	506,012
6,930	Donaldson Company, Inc.	306,722
2,545	Dun & Bradstreet Corporation	293,464
6,149	Dycom Industries, Inc.[i]	638,635
17,861	EMCOR Group, Inc.	1,314,391
14,917	Emerson Electric Company	990,638
8,401	Encore Wire Corporation	442,313
571	EnerSys	39,148
2,197	Engility Holdings, Inc.[i]	55,848
4,131	ESCO Technologies, Inc.	230,716
8,543	Federal Signal Corporation	185,041
887	Ferguson plc	67,898
7,251	Forrester Research, Inc.	288,590
7,206	Fortive Corporation	506,654
10,006	Fortune Brands Home and Security, Inc.	547,228
4,471	Franklin Electric Company, Inc.	183,311
5,408	General Dynamics Corporation	1,088,684
3,010	Genesee & Wyoming, Inc.[i]	214,312
370	Global Brass and Copper Holdings, Inc.	11,100
3,615	GMS, Inc.[i]	112,643
2,110	Gorman-Rupp Company	66,423
6,060	Granite Construction, Inc.	317,423
10,302	GWA Group, Ltd.	29,743
1,993	Harsco Corporation[i]	40,757
14,377	Healthcare Services Group, Inc.	555,384
8,290	Heico Corporation	728,276
2,130	Hillenbrand, Inc.	98,725
19,372	Honeywell International, Inc.	2,802,741
16,207	Hubbell, Inc.	1,683,259
1,900	Huntington Ingalls Industries, Inc.	462,099
1,094	Hyster-Yale Materials Handling, Inc.	77,893
5,806	ICF International, Inc.	389,583
1,300	Inaba Denki Sangyo Company, Ltd.	55,758
5,580	Ingersoll-Rand plc	468,106
39,859	Interface, Inc.	876,898
35,609	Jacobs Engineering Group, Inc.	2,068,527
8,300	JB Hunt Transport Services, Inc.	974,669
44,733	KAR Auction Services, Inc.	2,325,669
4,471	KeyW Holding Corporation[i,j]	34,606
16,921	Kforce, Inc.	449,253
20,236	Kirby Corporation[i]	1,726,131
4,980	L3 Technologies, Inc.	975,482
7,221	Lincoln Electric Holdings, Inc.	598,404
2,350	Lindsay Corporation	206,471
2,123	Lockheed Martin Corporation	681,143
563	Loomis AB	20,503
12,780	Masco Corporation	483,979

The accompanying Notes to Financial Statements are an integral part of this schedule.

83

MODERATE ALLOCATION FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Shares	Common Stock (18.9%)	Value
Industrials (3.1%) - continued
6,495	Masonite International Corporation[i]	$394,246
1,936	Middleby Corporation[i]	243,626
12,800	Milacron Holdings Corporation[i]	230,784
2,000	Mitsuboshi Belting, Ltd.	22,813
3,077	Monadelphous Group, Ltd.	37,215
6,070	Moog, Inc.[i]	497,558
51,291	MRC Global, Inc.[i]	960,680
4,009	National Express Group plc	21,634
13,179	Navigant Consulting, Inc.[i]	281,899
59,900	NCI Building Systems, Inc.[i]	1,048,250
21,620	Nexeo Solutions, Inc.[i]	220,308
3,200	Nitto Kogyo Corporation	54,933
974	Nobina ABk	6,392
6,031	Norfolk Southern Corporation	865,268
1,208	Northgate plc	6,173
5,920	Old Dominion Freight Line, Inc.	792,451
4,741	Orion Group Holdings, Inc.[i]	28,730
7,998	Oshkosh Corporation	577,136
9,286	PageGroup plc	68,537
7,801	Parker Hannifin Corporation	1,284,201
3,070	Quad/Graphics, Inc.	75,860
11,667	Radiant Logistics, Inc.[i]	41,185
4,910	Raven Industries, Inc.	179,706
2,981	Raytheon Company	610,926
11,599	RELX NV	246,793
7,227	RELX plc	154,464
4,179	Resources Connection, Inc.	65,401
389	Rockwool International AS	117,278
6,389	Roper Industries, Inc.	1,687,910
25,109	Royal Mail plc	200,245
11,030	RPX Corporation	119,455
2,284	Saia, Inc.[i]	150,858
1,947	Sandvik ABj	33,197
890	Schindler Holding AG, Participation Certificate	183,773
1,103	Schneider Electric SEi	99,981
11	SGS SA	26,715
1,300	ShinMaywa Industries, Ltd.	14,570
9,443	SiteOne Landscape Supply, Inc.[i]	646,845
8,532	SKF AB	172,729
2,415	Smiths Group plc	52,916
220	Societa Iniziative Autostradali e Servizi SPA	4,660
43,745	Southwest Airlines Company	2,311,048
7,090	SP Plus Corporation[i]	249,213
524	Spirax-Sarco Engineering plc	41,538
27,399	SPX Corporation[i]	866,904
14,597	SPX FLOW, Inc.[i]	656,865
1,117	Standex International Corporation	108,293
1,477	Stanley Black & Decker, Inc.	209,128
11,000	Sumitomo Electric Industries, Ltd.	168,400
400	Taikisha, Ltd.	13,949
5,050	Terex Corporation	184,426
1,300	Toppan Forms Company, Ltd.	14,521
11,000	Toppan Printing Company, Ltd.	91,984
7,809	Toro Company	455,968
25,450	TPI Composites, Inc.[i]	576,442
3,177	Transcontinental, Inc.	66,908
1,170	TransDigm Group, Inc.	375,067
2,130	TransUnion[i]	138,258
27,452	TriMas Corporation[i]	743,949
9,600	TrueBlue, Inc.[i]	255,840
5,000	Tsubakimoto Chain Company	43,327
10,400	United Continental Holdings, Inc.[i]	702,416
4,619	United Parcel Service, Inc.	524,256
10,546	United Rentals, Inc.[i]	1,581,900
17,218	United Technologies Corporation	2,068,743
8,430	Univar, Inc.[i]	232,331
11,550	Universal Truckload Services, Inc.	253,522
1,308	Valmont Industries, Inc.	185,867
5,314	Vectrus, Inc.[i]	191,304
12,325	Verisk Analytics, Inc.[i]	1,311,996
2,195	Vinci SA	219,464
5,000	WABCO Holdings, Inc.[i]	644,950
11,317	WageWorks, Inc.[i]	471,353
25,840	Waste Connections, Inc.	1,868,232
2,139	Watsco, Inc.	358,111
15,641	Willdan Group, Inc.[i]	447,333
600	Yuasa Trading Company, Ltd.	19,178

	Total	71,232,876

Information Technology (4.0%)
12,458	2U, Inc.[i]	1,002,744
1,416	Adobe Systems, Inc.[i]	313,786
25,360	Advanced Micro Devices, Inc.[i]	275,917
27,141	Agilent Technologies, Inc.	1,784,249
28,152	Akamai Technologies, Inc.[i]	2,017,091
3,425	Alliance Data Systems Corporation	695,446
1,892	Alphabet, Inc., Class Ai	1,927,153
1,456	Alphabet, Inc., Class Ci	1,481,232
667	Amadeus IT Holding SA	48,664
5,356	Ambarella, Inc.[i]	249,536
2,433	American Software, Inc.	31,045
17,939	Amphenol Corporation	1,501,674
17,642	Apple, Inc.	2,915,517
2,746	Arista Networks, Inc.[i]	726,454
28,861	Arrow Electronics, Inc.[i]	2,157,071
2,990	Atkore International Group, Inc.[i]	53,132
4,371	Autodesk, Inc.[i]	550,309
7,509	Automatic Data Processing, Inc.	886,663
3,840	Belden, Inc.	236,544
44,045	Benchmark Electronics, Inc.	1,158,383
21,621	Blackline, Inc.[i]	895,109
55,840	Booz Allen Hamilton Holding Corporation	2,212,939
198	Broadcom, Ltd.	45,425
23,233	CA, Inc.	808,508
1,700	Canon, Inc.	58,479
2,344	Capgemini SA	322,454
1,022	Carsales.com, Ltd.	10,969
5,910	CDW Corporation	421,324
1,130	CGI Group, Inc.[i]	65,479
39,362	Ciena Corporation[i]	1,013,571
115,289	Cisco Systems, Inc.	5,106,150
5,843	Cognex Corporation	270,239
10,261	CoreLogic, Inc.[i]	507,919
887	CSG Systems International, Inc.	37,955
9,467	Descartes Systems Group, Inc.[i]	279,750
22,442	Dolby Laboratories, Inc.	1,342,480
9,212	Endurance International Group Holdings, Inc.[i]	67,708
8,285	Envestnet, Inc.[i]	449,876
3,450	Euronet Worldwide, Inc.[i]	269,480
50,656	EVERTEC, Inc.	924,472
740	ExlService Holdings, Inc.[i]	42,779
7,300	Facebook, Inc.[i]	1,255,600
13,312	Fidelity National Information Services, Inc.	1,264,241
17,294	Fiserv, Inc.[i]	1,225,453
32,810	FLIR Systems, Inc.	1,756,976
16,318	Fortinet, Inc.[i]	903,364
9,940	Global Payments, Inc.	1,123,717

The accompanying Notes to Financial Statements are an integral part of this schedule.

84

MODERATE ALLOCATION FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Shares	Common Stock (18.9%)	Value
Information Technology (4.0%) - continued
12,674	Guidewire Software, Inc.[i]	$1,072,474
23,609	HP, Inc.	507,357
3,926	IAC/InterActiveCorporation[i]	636,562
17,505	Insight Enterprises, Inc.[i]	620,552
62,757	Keysight Technologies, Inc.[i]	3,243,282
7,413	KLA-Tencor Corporation	754,199
17,500	Konica Minolta Holdings, Inc.	150,217
380	Kulicke and Soffa Industries, Inc.[i]	8,698
1,900	Kyocera Corporation	121,397
5,020	Lam Research Corporation	929,001
2,967	Leidos Holdings, Inc.	190,570
17,108	Liberty Tripadvisor Holdings, Inc.[i]	157,394
17,260	M/A-COM Technology Solutions Holdings, Inc.[i,j]	286,861
9,513	ManTech International Corporation	562,123
18,320	MasterCard, Inc.	3,265,906
11,580	Maxim Integrated Products, Inc.	631,110
11,958	Methode Electronics, Inc.	477,124
3,440	Microsemi Corporation[i]	222,534
41,346	Microsoft Corporation	3,866,678
11,464	Monolithic Power Systems, Inc.	1,342,434
6,720	National Instruments Corporation	274,781
1,800	NEC Networks & System Integration Corporation	47,096
13,881	New Relic, Inc.[i]	970,143
7,077	Nice, Ltd. ADR[i]	673,518
4,523	Novanta, Inc.[i]	265,952
53,937	NRG Yield, Inc., Class A	949,831
2,468	NVIDIA Corporation	555,053
68,728	Oracle Corporation	3,138,808
6,470	Palo Alto Networks, Inc.[i]	1,245,540
17,450	PayPal Holdings, Inc.[i]	1,301,945
5,513	Pegasystems, Inc.	336,569
2,968	Plantronics, Inc.	193,365
5,490	Plexus Corporation[i]	301,072
5,411	Progress Software Corporation	199,828
14,017	Proofpoint, Inc.[i]	1,653,165
19,327	Q2 Holdings, Inc.[i]	951,855
46,111	Quantenna Communications, Inc.[i]	584,226
8,363	Red Hat, Inc.[i]	1,363,671
4,271	Rogers Corporation[i]	455,716
19,513	Rudolph Technologies, Inc.[i]	494,655
600	Ryoyo Electro Corporation	9,935
25,920	SailPoint Technologies Holdings, Inc.[i]	624,413
7,866	Salesforce.com, Inc.[i]	951,707
3,361	ScanSource, Inc.[i]	115,282
1,194	Seagate Technology plc	69,121
55,883	Sequans Communications SA ADR[i,j]	89,413
8,838	ServiceNow, Inc.[i]	1,468,345
9,300	Shinko Electric Industries Company, Ltd.	72,352
9,971	SS&C Technologies Holdings, Inc.	495,060
14,381	Synopsys, Inc.[i]	1,229,719
1,018	TE Connectivity, Ltd.	93,402
7,575	Teradata Corporation[i]	309,969
5,955	Teradyne, Inc.	193,835
19,247	Texas Instruments, Inc.	1,952,223
9,027	Total System Services, Inc.	758,810
5,953	Trimble, Inc.[i]	205,974
16,400	Twitter, Inc.[i]	497,084
6,708	Tyler Technologies, Inc.[i]	1,468,515
1,296	Ultimate Software Group, Inc.[i]	310,936
3,104	VASCO Data Security International, Inc.[i]	48,112
22,078	Verint Systems, Inc.[i]	929,484
18,883	Virtusa Corporation[i]	909,028
11,854	Visa, Inc.	1,504,036
18,041	Xilinx, Inc.	1,158,954
12,842	XO Group, Inc.[i]	278,415
36,102	Zix Corporation[i]	182,315
1,800	Zuora, Inc.[i]	34,668

	Total	93,659,395

Materials (0.9%)
4,650	Alcoa Corporation[i]	238,080
2,383	Balchem Corporation	210,276
5,730	BASF SE	596,168
4,446	Berry Plastics Group, Inc.[i]	244,530
13,031	BHP Billiton plc	277,854
15,358	BHP Billiton, Ltd.	358,290
867	Canfor Corporation[i]	19,913
12,174	Celanese Corporation	1,322,949
8,900	CF Industries Holdings, Inc.	345,320
18,795	Continental Building Products, Inc.[i]	528,140
23,880	Crown Holdings, Inc.[i]	1,190,179
7,400	Daicel Corporation	85,383
6,333	Eastman Chemical Company	646,473
4,463	Evonik Industries AG	158,571
18,780	Ferroglobe Representation & Warranty Insurance Trust[c,i]	2
14,088	Freeport-McMoRan, Inc.	214,278
3,368	Granges AB	47,114
20,077	Graphic Packaging Holding Company	287,101
10,788	Hecla Mining Company	41,318
559	Hudbay Minerals, Inc.	3,905
13,324	Innospec, Inc.	968,655
7,991	International Paper Company	412,016
1,400	JSR Corporation	26,373
3,799	Kadant, Inc.	350,458
3,000	Kaneka Corporation	29,644
2,874	Koppers Holdings, Inc.[i]	125,881
6,500	Kuraray Company, Ltd.	108,252
3,700	Kyoei Steel, Ltd.	77,047
3,786	Lundin Mining Corporation	25,064
4,510	Martin Marietta Materials, Inc.	878,413
16,704	Mercer International, Inc.	223,834
2,466	Methanex Corporation	148,946
5,079	Mondi plc	141,385
23,260	Myers Industries, Inc.	541,958
1,513	Navigator Company SA	8,828
1,550	Neenah, Inc.	120,900
26,552	Newmont Mining Corporation	1,043,228
1,100	Nippon Kayaku Company, Ltd.	13,764
100	Nippon Shokubai Company, Ltd.	6,795
9,774	Nucor Corporation	602,274
2,335	Olympic Steel, Inc.	54,756
44,890	OMNOVA Solutions, Inc.[i]	489,301
31,546	Owens-Illinois, Inc.[i]	641,330
2,548	Packaging Corporation of America	294,778
25,699	Reliance Steel & Aluminum Company	2,259,456
235	Rio Tinto plc	12,809
612	Rio Tinto, Ltd.	36,423
13,200	RPM International, Inc.	637,560
9,428	Ryerson Holding Corporation[i]	94,751
6,242	Sandfire Resources NL	36,942
100	Sanyo Special Steel Company, Ltd.	2,544
18,303	Schweitzer-Mauduit International, Inc.	714,366
1,598	Scotts Miracle-Gro Company	133,561
3,279	Sensient Technologies Corporation	218,545
1,334	Solvay SA	185,520
5,003	Sonoco Products Company	256,954

The accompanying Notes to Financial Statements are an integral part of this schedule.

85

MODERATE ALLOCATION FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Shares	Common Stock (18.9%)	Value
Materials (0.9%) - continued
13,459	Steel Dynamics, Inc.	$603,098
713	Stepan Company	50,138
400	Taiyo Holdings Company, Ltd.	16,998
2,300	Toagosei Company, Ltd.	27,143
4,586	Trinseo SA	334,549
148	United States Lime & Minerals, Inc.	11,059
2,541	United States Steel Corporation	85,962
8,975	UPM-Kymmene Oyj	320,242
17,718	Verso Corporation[i]	319,987
15,403	WestRock Company	911,241
600	Yamato Kogyo Company, Ltd.	17,687

	Total	21,437,259

Real Estate (0.8%)
15,072	Ares Commercial Real Estate Corporation	184,331
52,547	Armada Hoffler Properties, Inc.	713,063
871	Artis Real Estate Investment Trust	9,083
26,418	Ashford Hospitality Trust, Inc.	181,756
6,046	Bluerock Residential Growth REIT, Inc.	54,354
7,737	Breaemar Hotels & Resorts, Inc.	80,465
102,682	Brixmor Property Group, Inc.	1,528,935
2,450	Camden Property Trust	209,230
29,072	Catchmark Timber Trust, Inc.	379,099
65,598	Cedar Realty Trust, Inc.	255,176
26,206	Chatham Lodging Trust	499,224
4,223	Chesapeake Lodging Trust	124,747
13,153	City Office REIT, Inc.	149,681
5,155	Colony NorthStar, Inc.	31,497
8,261	Cousins Properties, Inc.	73,440
4,899	CyrusOne, Inc.	262,537
6,223	DEXUS Property Group	44,255
1,800	Digital Realty Trust, Inc.	190,242
20,218	Douglas Emmett, Inc.	753,525
7,700	Duke Realty Corporation	208,670
2,799	Equity Lifestyle Properties, Inc.	249,559
10,070	First Industrial Realty Trust, Inc.	313,278
5,531	Forest City Realty Trust, Inc.	110,952
13,353	Franklin Street Properties Corporation	103,886
2,478	Gaming and Leisure Properties, Inc.	84,921
8,350	General Growth Properties, Inc.	166,916
2,122	GEO Group, Inc.	47,745
3,261	Getty Realty Corporation	81,688
11,000	Hang Lung Properties, Ltd.	26,032
31,325	Highwoods Properties, Inc.	1,378,926
42,268	Hospitality Properties Trust	1,051,628
11,107	Host Hotels & Resorts, Inc.	217,253
19,000	Hysan Development Company, Ltd.	110,583
49,368	InfraREIT, Inc.	1,052,032
18,781	Liberty Property Trust	785,421
4,907	Mid-America Apartment Communities, Inc.	448,794
71,150	Monmouth Real Estate Investment Corporation	1,112,075
28,902	National Storage Affiliates Trust	760,701
900	NexPoint Residential Trust, Inc.	24,111
6,314	One Liberty Properties, Inc.	150,021
5,300	Physicians Realty Trust	79,182
5,710	Ramco-Gershenson Properties Trust	68,235
3,925	RE/MAX Holdings, Inc.	212,539
26,893	Retail Properties of America, Inc.	310,345
6,000	Road King Infrastructure, Ltd.	11,375
3,117	Ryman Hospitality Properties	244,310
1,843	Saul Centers, Inc.	88,188
7,334	SBA Communications Corporation[i]	1,175,127
38,096	Summit Hotel Properties, Inc.	551,630
4,314	Sun Communities, Inc.	404,869
4,000	Sun Hung Kai Properties, Ltd.	64,418
2,000	Swire Pacific, Ltd.	19,763
5,021	Terreno Realty Corporation	186,530
27,845	Urstadt Biddle Properties, Inc.	553,280
22,934	Weyerhaeuser Company	843,513
14,000	Wing Tai Holdings, Ltd.	21,450
7,603	Xenia Hotels & Resorts, Inc.	156,546

	Total	19,201,132

Telecommunications Services (0.1%)
1,844	Freenet AG	58,536
42,345	KCOM Group plc	58,297
900	KDDI Corporation	24,159
2,500	Nippon Telegraph & Telephone Corporation	118,638
18,700	NTT DOCOMO, Inc.	483,096
37,152	ORBCOMM, Inc.[i]	335,111
12,719	Telenor ASA	281,521
1,226	Telephone & Data Systems, Inc.	33,507
24,612	Verizon Communications, Inc.	1,214,602

	Total	2,607,467

Utilities (0.3%)
23,638	AES Corporation	289,329
496	Alpha Natural Resources Holdings, Inc.[i]	12,648
1,867	ANR, Inc.[i]	47,291
6,650	Artesian Resources Corporation	254,695
5,220	Consolidated Water Company, Ltd.	73,863
5,700	Edison International, Inc.	373,464
1,747	Enagas SA	50,778
955	Eversource Energy	57,539
3,410	MDU Resources Group, Inc.	96,060
3,573	Middlesex Water Company	148,851
2,570	New Jersey Resources Corporation	106,269
6,051	NorthWestern Corporation	332,442
22,908	NRG Yield, Inc., Class C	407,762
15,236	OGE Energy Corporation	500,807
9,700	Osaka Gas Company, Ltd.	208,880
24,657	PG&E Corporation	1,136,688
4,360	PNM Resources, Inc.	172,874
1,298	Portland General Electric Company	55,139
5,250	Public Service Enterprise Group, Inc.	273,788
1,680	Southwest Gas Holdings, Inc.	122,623
1,698	Spire, Inc.	122,511
7,100	Tokyo Gas Company, Ltd.	190,531
39,436	UGI Corporation	1,908,308
814	Unitil Corporation	39,552
357	Verbund AG	11,056

	Total	6,993,748

	Total Common Stock (cost $361,273,393)	439,033,872

The accompanying Notes to Financial Statements are an integral part of this schedule.

86

MODERATE ALLOCATION FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Shares	Preferred Stock (<0.1%)	Value
Consumer Staples (<0.1%)
279	Henkel AG & Company KGaA,
	1.620%	$35,457

	Total	35,457

	Total Preferred Stock (cost $36,751)	35,457

Shares	Collateral Held for Securities Loaned (0.3%)	Value
8,010,132	Thrivent Cash Management Trust	8,010,132

	Total Collateral Held for Securities Loaned (cost $8,010,132)	8,010,132

Shares or Principal Amount	Short-Term Investments (15.1%)	Value
	Federal Home Loan Bank Discount Notes
1,900,000	1.581%, 5/2/2018[p,q]	1,899,911
4,510,000	1.508%, 5/4/2018[p,q]	4,509,359
700,000	1.530%, 5/7/2018[p,q]	699,802
200,000	1.670%, 6/6/2018[p,q]	199,654
100,000	1.775%, 6/20/2018[p,q]	99,760
600,000	1.715%, 7/5/2018[p,q]	598,007
3,300,000	1.720%, 7/11/2018[p,q]	3,288,024
4,900,000	1.800%, 7/18/2018[p,q]	4,880,464
	Thrivent Core Short-Term Reserve Fund
33,189,552	2.120%	331,895,519
	U.S. Treasury Bills
150,000	1.742%, 7/5/2018[p,r]	149,527
620,000	0.000%, 7/12/2018[r]	617,842
400,000	1.783%, 7/19/2018[p,r]	398,461

	Total Short-Term Investments (cost $349,237,747)	349,236,330

	Total Investments (cost $2,192,425,443) 108.1%	$2,507,127,736

	Other Assets and Liabilities, Net (8.1%)	(188,664,886)

	Total Net Assets 100.0%	$2,318,462,850

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b

Denotes variable rate securities. The rate shown is as of April 30, 2018. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

c	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
d	All or a portion of the loan is unfunded.
e	Denotes investments purchased on a when-issued or delayed delivery basis.
f

Denotes payment-in-kind security. The security paid an interest or dividend payment with additional fixed income or equity securities in lieu of, or in addition to a cash payment. The cash rate and/or payment-in-kind rate shown are as of April 30, 2018.

g	Defaulted security. Interest is not being accrued.
h	In bankruptcy. Interest is not being accrued.
i	Non-income producing security.
j	All or a portion of the security is on loan.
k

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of April 30, 2018, the value of these investments was $65,659,725 or 2.8% of total net assets.

l	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of April 30, 2018.
m

Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.

n	All or a portion of the security is insured or guaranteed.
o	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
p	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
q	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
r	At April 30, 2018, $891,819 of investments were segregated to cover exposure to a counterparty for margin on open mortgage-backed security transactions.
*

Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Moderate Allocation Fund as of April 30, 2018 was $17,927,993 or 0.8% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of April 30, 2018.

Security	Acquisition Date	Cost
Angel Oak Mortgage Trust I, LLC, 7/25/2046	8/15/2016	$155,733
Apidos CLO XVIII, 7/22/2026	4/4/2017	650,000
Babson CLO, Ltd., 10/17/2026	3/10/2017	210,000
Betony CLO, Ltd., 4/15/2027	11/17/2016	190,000
Birchwood Park CLO, Ltd., 7/15/2026	2/14/2017	210,000
BlueMountain CLO, Ltd., 10/15/2026	4/10/2017	475,000
Carlyle Global Market Strategies CLO, Ltd., 10/15/2026	1/27/2017	200,000
Cent CLO 16, LP, 8/1/2024	9/5/2014	98,684
Cent CLO 22, Ltd., 11/7/2026	11/1/2016	200,000
CIM Trust, 9/25/2057	4/23/2018	2,231,056
Digicel, Ltd., 4/15/2021	8/18/2014	758,132
DRB Prime Student Loan Trust, 1/25/2040	6/23/2016	473,963
Dryden 34 Senior Loan Fund CLO, 10/15/2026	3/1/2017	218,943
Edlinc Student Loan Funding Trust, 10/1/2025	2/28/2013	23,846
Galaxy XX CLO, Ltd., 4/20/2031	2/23/2018	650,000
GoldenTree Loan Opportunities IX, Ltd., 10/29/2026	10/7/2016	250,000
Golub Capital Partners, Ltd., 1/20/2031	11/20/2017	769,000
Limerock CLO III, LLC, 10/20/2026	1/30/2017	650,000
Madison Park Funding XIV, Ltd., 7/20/2026	4/13/2017	725,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

87

MODERATE ALLOCATION FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Security	Acquisition Date	Cost
Magnetite XII, Ltd., 4/15/2027	11/17/2016	$650,000
Mountain View CLO, Ltd., 7/15/2027	5/13/2015	673,252
Neuberger Berman CLO XIV, Ltd., 1/28/2030	4/19/2017	425,000
Neuberger Berman CLO, Ltd., 4/22/2029	4/27/2017	180,000
Octagon Investment Partners XX, Ltd., 8/12/2026	4/21/2017	675,000
OZLM VIII, Ltd., 10/17/2026	5/16/2017	210,000
Preston Ridge Partners Mortgage Trust, LLC, 9/25/2022	9/27/2017	1,339,994
Race Point IX CLO, Ltd., 10/15/2030	8/28/2017	600,000
Shackleton, Ltd., 4/15/2027	12/16/2016	675,000
Stanwich Mortgage Loan Company, LLC, 3/16/2022	4/6/2017	164,250
Sunset Mortgage Loan Company, LLC, 7/16/2047	7/27/2016	269,623
Sunset Mortgage Loan Company, LLC, 6/15/2047	6/15/2017	809,674
Symphony CLO VIII, Ltd., 1/9/2023	9/15/2014	20,131
Symphony CLO XV, Ltd., 10/17/2026	2/16/2017	650,000
Verus Securitization Trust, 7/25/2047	7/24/2017	758,589
Verus Securitization Trust, 1/25/2047	2/16/2017	514,359
Voya CLO 3, Ltd., 7/25/2026	12/13/2017	210,000

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Moderate Allocation Fund as of April 30, 2018:

Securities Lending Transactions
Taxable Debt Security	$1,128,300
Common Stock	6,588,565

Total lending	$7,716,865
Gross amount payable upon return of collateral for securities loaned	$8,010,132

Net amounts due to counterparty	$293,267

Definitions:
ACES	-	Alternative Credit Enhancement Securities
ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
CLO	-	Collateralized Loan Obligation
ETF	-	Exchange Traded Fund
PIK	-	Payment-In-Kind
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
Ser.	-	Series
SPDR	-	S&P Depository Receipts, which are exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.
TIPS	-	Treasury Inflation Protected Security

Reference Rate Index:
12 MTA	-	12 Month Treasury Average
CMT 3M	-	Constant Maturity Treasury Yield 3 Month
LIBOR 1W	-	ICE Libor USD Rate 1 Week
LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 2M	-	ICE Libor USD Rate 2 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month
LIBOR 12M	-	ICE Libor USD Rate 12 Month
PRIME	-	Federal Reserve Prime Loan Rate

The accompanying Notes to Financial Statements are an integral part of this schedule.

88

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Bank Loans (0.8%)[a]	Value
Basic Materials (0.1%)
	Arch Coal, Inc., Term Loan
$255,000	4.651%, (LIBOR 1M + 2.750%), 3/7/2024[b]	$254,760
	Big River Steel, LLC, Term Loan
159,200	7.302%, (LIBOR 3M + 5.000%), 8/15/2023[b,c]	161,588
	Chemours Company, Term Loan
290,000	3.660%, (LIBOR 1M + 1.750%), 3/26/2025[b]	290,847
	Contura Energy, Inc., Term Loan
250,900	6.910%, (LIBOR 1M + 5.000%), 3/17/2024[b]	250,587
	Coronado Australian Holdings Property, Ltd., Term Loan
34,286	8.802%, (LIBOR 3M + 6.500%), 3/21/2025[b,c]	34,200
125,714	8.802%, (LIBOR 3M + 6.500%), 3/21/2025[b,c]	125,400
	Peabody Energy Corporation, Term Loan
165,000	4.651%, (LIBOR 1M + 2.750%), 4/11/2025[b]	165,277
	Tronox Finance, LLC, Term Loan
107,057	5.302%, (LIBOR 3M + 3.000%), 9/14/2024[b]	108,145
247,055	5.302%, (LIBOR 3M + 3.000%), 9/14/2024[b]	249,565

	Total	1,640,369

Capital Goods (<0.1%)
	Advanced Disposal Services, Inc., Term Loan
148,591	3.998%, (LIBOR 1W + 2.250%), 11/10/2023[b]	149,457
	Cortes NP Intermediate Holding II Corporation, Term Loan
431,982	5.887%, (LIBOR 1M + 4.000%), 11/30/2023[b]	431,261
	Sterigenics-Nordion Holdings, LLC, Term Loan
336,600	4.901%, (LIBOR 1M + 3.000%), 5/15/2022[b]	338,283

	Total	919,001

Communications Services (0.3%)
	Cengage Learning Acquisitions, Term Loan
346,568	6.147%, (LIBOR 1M + 4.250%), 6/7/2023[b]	309,530
	CenturyLink, Inc., Term Loan
418,950	4.651%, (LIBOR 1M + 2.750%), 1/31/2025[b]	412,490
	Charter Communications Operating, LLC, Term Loan
299,250	3.910%, (LIBOR 1M + 2.000%), 4/13/2025[b]	300,426
	Frontier Communications Corporation, Term Loan
287,825	5.660%, (LIBOR 1M + 3.750%), 6/1/2024[b]	284,138
	Hargray Merger Subsidiary Corporation, Term Loan
208,786	4.901%, (LIBOR 1M + 3.000%), 3/24/2024[b,d,e]	209,373
	Intelsat Jackson Holdings SA, Term Loan
240,000	5.706%, (LIBOR 3M + 3.750%), 11/27/2023[b]	241,426
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
735,000	5.848%, (LIBOR 3M + 3.500%), 1/7/2022[b]	711,112
65,000	9.098%, (LIBOR 3M + 6.750%), 7/7/2023[b,c]	59,475
	McGraw-Hill Global Education Holdings, LLC, Term Loan
492,584	5.901%, (LIBOR 1M + 4.000%), 5/4/2022[b]	482,426
	Mediacom Illinois, LLC, Term Loan
120,000	3.500%, (LIBOR 1W + 1.750%), 2/15/2024[b]	120,300
	NEP/NCP Holdco, Inc., Term Loan
331,633	5.552%, (LIBOR 3M + 3.250%), 7/21/2022[b]	331,842
22,687	9.339%, (LIBOR 3M + 7.000%), 1/23/2023[b]	22,772
	New LightSquared, Term Loan
82,928	11.305%,PIK 10.265%, (LIBOR 3M + 8.750%), 12/7/2020[b,f]	66,939
	Radiate Holdco, LLC, Term Loan
593,501	4.901%, (LIBOR 1M + 3.000%), 2/1/2024[b]	586,919
	Sable International Finance, Ltd., Term Loan
575,000	5.151%, (LIBOR 1M + 3.250%), 2/6/2026[b]	578,594
	SBA Senior Finance II, LLC, Term Loan
185,000	0.000%, (LIBOR 3M + 2.000%), 4/6/2025[b,d,e]	185,437
	SFR Group SA, Term Loan
118,800	4.651%, (LIBOR 1M + 2.750%), 6/22/2025[b]	116,700
	Sinclair Television Group, Inc., Term Loan
520,000	0.000%, (LIBOR 3M + 2.500%), 12/12/2024[b,d,e]	522,168
	Sprint Communications, Inc., Term Loan
519,750	4.438%, (LIBOR 1M + 2.500%), 2/2/2024[b]	521,049
	Syniverse Holdings, Inc., Term Loan
70,000	6.895%, (LIBOR 1M + 5.000%), 2/9/2023[b]	70,720
	Univision Communications, Inc., Term Loan
376,043	4.651%, (LIBOR 1M + 2.750%), 3/15/2024[b]	370,605
	WideOpenWest Finance, LLC, Term Loan
208,950	5.146%, (LIBOR 1M + 3.250%), 8/6/2023[b]	201,376

	Total	6,705,817

The accompanying Notes to Financial Statements are an integral part of this schedule.

89

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Bank Loans (0.8%)[a]	Value
Consumer Cyclical (0.1%)
	Burlington Coat Factory Warehouse Corporation, Term Loan
$248,750	4.410%, (LIBOR 1M + 2.500%), 11/9/2024[b]	$249,683
	Four Seasons Hotels, Ltd., Term Loan
204,482	3.901%, (LIBOR 1M + 2.000%), 11/30/2023[b]	205,760
	Golden Entertainment, Inc., Term Loan
394,013	4.910%, (LIBOR 1M + 3.000%), 8/15/2024[b]	396,968
65,000	8.900%, (LIBOR 1M + 7.000%), 8/15/2025[b,c]	66,300
	Golden Nugget, Inc., Term Loan
312,618	4.648%, (LIBOR 1M + 2.750%), 10/4/2023[b]	315,132
	IMG Worldwide, Inc., Term Loan
103,333	9.151%, (LIBOR 1M + 7.250%), 5/6/2022[b]	104,108
	KAR Auction Services, Inc., Term Loan
124,001	4.813%, (LIBOR 3M + 2.500%), 3/9/2023[b]	124,466
	Men’s Warehouse, Inc., Term Loan
120,000	5.395%, (LIBOR 3M + 3.500%), 3/28/2025[b]	121,050
	Mohegan Tribal Gaming Authority, Term Loan
288,810	5.901%, (LIBOR 1M + 4.000%), 10/13/2023[b]	286,465
	Neiman Marcus Group, LLC, Term Loam
115,000	0.000%, (LIBOR 3M + 3.250%), 10/25/2020[b,d,e]	101,095
	Scientific Games International, Inc., Term Loan
540,000	4.726%, (LIBOR 2M + 2.750%), 8/14/2024[b]	543,121
	Stars Group Holdings BV, Term Loan
552,555	5.325%, (LIBOR 3M + 3.000%), 3/29/2025[b]	554,329
	Wyndham Hotels & Resorts, Inc., Term Loan
140,000	0.000%, (LIBOR 3M + 1.750%), 3/29/2025[b,d,e]	141,033

	Total	3,209,510

Consumer Non-Cyclical (0.1%)
	Air Medical Group Holdings, Inc., Term Loan
558,600	5.128%, (LIBOR 1M + 3.250%), 4/28/2022[b]	561,114
54,862	6.147%, (LIBOR 1M + 4.250%), 9/26/2024[b]	55,434
	Albertson’s, LLC, Term Loan
139,411	4.651%, (LIBOR 1M + 2.750%), 8/25/2021[b]	138,017
203,809	5.292%, (LIBOR 3M + 3.000%), 12/21/2022[b]	202,154
261,648	4.956%, (LIBOR 3M + 3.000%), 6/22/2023[b]	258,705
	Anmeal Pharmaceuticals LLC, Term Loan
225,000	0.000%, (LIBOR 3M + 3.500%), 3/23/2025[b,d,e]	225,844
	CHS/Community Health Systems, Inc., Term Loan
233,200	5.234%, (LIBOR 3M + 3.250%), 1/27/2021[b]	226,010
	Endo Luxembourg Finance Company I SARL., Term Loan
268,424	6.188%, (LIBOR 1M + 4.250%), 4/27/2024[b]	266,746
	Grifols Worldwide Operations USA, Inc., Term Loan
212,850	3.994%, (LIBOR 1W + 2.250%), 1/23/2025[b]	213,914
	JBS USA LUX SA, Term Loan
480,150	4.678%, (LIBOR 3M + 2.500%), 10/30/2022[b]	479,449
	Ortho-Clinical Diagnostics, Inc., Term Loan
402,462	5.650%, (LIBOR 1M + 3.750%), 6/30/2021[b]	404,977
	Revlon Consumer Products Corporation, Term Loan
197,990	5.401%, (LIBOR 1M + 3.500%), 9/7/2023[b]	152,288
	Valeant Pharmaceuticals International, Inc., Term Loan
420,820	5.394%, (LIBOR 1M + 3.500%), 4/1/2022[b]	425,293

	Total	3,609,945

Energy (<0.1%)
	Apergy Corporation, Term Loan
110,000	0.000%, (LIBOR 3M + 2.500%), 4/19/2025[b,d,e]	110,550
	Calpine Corporation, Term Loan
223,849	4.810%, (LIBOR 3M + 2.500%), 1/15/2024[b]	224,758
	Houston Fuel Oil Terminal, LLC, Term Loan
335,673	5.800%, (LIBOR 3M + 3.500%), 8/19/2021[b]	338,822
	McDermott Technology (Americas), Inc., Term Loan
345,000	0.000%, (LIBOR 3M + 5.000%), 4/4/2025[b,d,e]	342,306
	MEG Energy Corporation, Term Loan
26,600	5.810%, (LIBOR 3M + 3.500%), 12/31/2023[b]	26,706
	MRC Global US, Inc., Term Loan
114,713	5.401%, (LIBOR 1M + 3.500%), 9/15/2024[b]	115,358
	Pacific Drilling SA, Term Loan
205,863	0.000%, (PRIME + 4.500%), 6/3/2018[b,g,h]	73,682

	Total	1,232,182

The accompanying Notes to Financial Statements are an integral part of this schedule.

90

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Bank Loans (0.8%)[a]	Value
Financials (0.1%)
	ASP AMC Merger Sub, Inc., Term Loan
$378,624	5.802%, (LIBOR 3M + 3.500%), 4/13/2024[b]	$379,688
	Avolon TLB Borrower 1 US, LLC, Term Loan
327,525	4.147%, (LIBOR 1M + 2.250%), 4/3/2022[b]	328,026
	Digicel International Finance, Ltd., Term Loan
324,186	5.610%, (LIBOR 3M + 3.250%), 5/10/2024[b]	323,512
	DJO Finance, LLC, Term Loan
147,988	5.356%, (LIBOR 1M + 3.250%), 6/7/2020[b]	148,588
	Genworth Holdings, Inc., Term Loan
60,000	6.395%, (LIBOR 1M + 4.500%), 2/28/2023[b,c]	60,975
	MoneyGram International, Inc., Term Loan
322,994	5.552%, (LIBOR 3M + 3.250%), 3/28/2020[b]	321,945
	TransUnion, LLC, Term Loan
228,850	3.901%, (LIBOR 1M + 2.000%), 4/9/2023[b]	229,239

	Total	1,791,973

Technology (0.1%)
	Harland Clarke Holdings Corporation, Term Loan
29,602	7.052%, (LIBOR 3M + 4.750%), 10/31/2023[b]	29,824
	Micron Technology, Inc., Term Loan
280,000	0.000%, (LIBOR 3M + 1.750%), 4/26/2022[b,d,e]	281,982
	Rackspace Hosting, Inc., Term Loan
263,012	4.787%, (LIBOR 3M + 3.000%), 11/3/2023[b]	262,245
	SS&C Technologies Holdings Europe SARL, Term Loan
80,755	0.000%, (LIBOR 1M + 2.500%), 2/27/2025[b,d,e]	81,260
	SS&C Technologies, Inc., Term Loan
235,152	0.000%, (LIBOR 1M + 2.500%), 2/27/2025[b,d,e]	236,621
	TNS, Inc., Term Loan
215,152	5.910%, (LIBOR 1M + 4.000%), 8/14/2022[b]	216,138
	Western Digital Corporation, Term Loan
348,067	3.900%, (LIBOR 1M + 2.000%), 4/29/2023[b]	349,932

	Total	1,458,002

Transportation (<0.1%)
	Arctic LNG Carriers, Ltd., Term Loan
426,775	6.400%, (LIBOR 1M + 4.500%), 5/18/2023[b]	428,909
	OSG Bulk Ships, Inc., Term Loan
87,970	6.040%, (LIBOR 3M + 4.250%), 8/5/2019[b,c]	85,111

	Total	514,020

Utilities (<0.1%)
	EnergySolutions, LLC, Term Loan
100,000	6.660%, (LIBOR 1M + 4.750%), 5/29/2020[b,c]	100,750
	HD Supply Waterworks, Term Loan
179,100	5.115%, (LIBOR 3M + 3.000%), 7/21/2024[b,c]	179,996
	Talen Energy Supply, LLC, Term Loan
138,489	5.901%, (LIBOR 1M + 4.000%), 7/6/2023[b]	136,872

	Total	417,618

	Total Bank Loans (cost $21,664,037)	21,498,437

Shares	Registered Investment Companies (51.1%)	Value
Affiliated Equity Holdings (44.5%)
8,612,063	Thrivent Core International Equity Fund	88,273,651
7,733,985	Thrivent Core Low Volatility Equity Fund[i]	76,566,453
15,867,571	Thrivent Large Cap Growth Fund, Class S	191,045,553
4,674,604	Thrivent Large Cap Stock Fund, Class S	130,748,674
9,571,559	Thrivent Large Cap Value Fund, Class S	216,412,957
5,715,256	Thrivent Mid Cap Stock Fund, Class S	161,627,438
22,634,732	Thrivent Partner Worldwide Allocation Fund, Class S	254,188,035
1,593,213	Thrivent Small Cap Stock Fund, Class S	41,917,437

	Total	1,160,780,198

Affiliated Fixed Income Holdings (5.2%)
2,131,537	Thrivent Core Emerging Markets Debt Fund	20,036,448
4,382,789	Thrivent High Yield Fund, Class S	20,818,250
6,783,301	Thrivent Income Fund, Class S	60,235,714
2,851,199	Thrivent Limited Maturity Bond Fund, Class S	35,212,307

	Total	136,302,719

Equity Funds/Exchange Traded Funds (0.6%)
10,705	ProShares Ultra S&P 500[j]	1,131,411
45,750	SPDR S&P 500 ETF Trust	12,101,333
21,863	SPDR S&P Biotech ETF[j]	1,901,644
12,320	SPDR S&P Metals & Mining ETF[j]	430,830
16,600	VanEck Vectors Oil Services ETF	450,524

	Total	16,015,742

Fixed Income Funds/Exchange Traded Funds (0.8%)
13,000	iShares Barclays 1-3 Year Credit Bond Fund	1,348,620

The accompanying Notes to Financial Statements are an integral part of this schedule.

91

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Shares	Registered Investment Companies (51.1%)	Value
Fixed Income Funds/Exchange Traded Funds (0.8%) - continued
100,445	iShares iBoxx $ Investment Grade Corporate Bond ETF	$11,573,273
72,000	PowerShares Senior Loan Portfolio	1,663,920
3,510	SPDR Bloomberg Barclays High Yield Bond ETF[j]	125,904
68,600	Vanguard Short-Term Corporate Bond ETF	5,361,776

	Total	20,073,493

	Total Registered Investment Companies (cost $1,023,715,540)	1,333,172,152

Shares	Common Stock (24.8%)	Value
Consumer Discretionary (2.9%)
5,627	Amazon.com, Inc.[i]	8,812,613
19,650	American Axle & Manufacturing Holdings, Inc.[i]	301,431
500	AOKI Holdings, Inc.	7,671
5,898	Aptiv plc	498,853
20,209	Aramark	755,614
4,678	Ascent Capital Group, Inc.[i]	16,186
800	Autobacs Seven Company, Ltd.	15,102
2,630	Berkeley Group Holdings plc	147,239
770	Booking Holdings, Inc.[i]	1,677,060
23,680	BorgWarner, Inc.	1,158,899
3,100	Bridgestone Corporation	129,588
26,847	Bright Horizons Family Solutions, Inc.[i]	2,547,243
19,187	Burlington Stores, Inc.[i]	2,606,554
8,932	Caleres, Inc.	292,344
16,459	Carnival Corporation	1,037,904
5,072	Cedar Fair, LP	343,577
2,960	Century Casinos, Inc.[i]	22,733
21,355	Children’s Place, Inc.	2,723,830
2,320	Chipotle Mexican Grill, Inc.[i]	982,126
600	Chiyoda Company, Ltd.	14,422
274	Cie Generale des Etablissements Michelin	38,531
84,861	Comcast Corporation	2,663,787
62,830	Core-Mark Holding Company, Inc.	1,294,926
11,267	CSS Industries, Inc.	192,215
10,281	Culp, Inc.	303,804
1,000	DCM Holdings Company, Ltd.	9,950
11,030	DISH Network Corporation[i]	370,056
27,002	Dollar Tree, Inc.[i]	2,589,222
66,525	Duluth Holdings, Inc.[i,j]	1,154,209
4,245	Emerald Expositions Events, Inc.	81,801
2,857	Expedia, Inc.	328,955
35,031	Extended Stay America, Inc.	685,907
17,757	Five Below, Inc.[i]	1,253,822
25,000	G-III Apparel Group, Ltd.[i]	912,250
29,936	Habit Restaurants, Inc.[i]	302,354
12,508	Harley-Davidson, Inc.[j]	514,454
8,607	Haverty Furniture Companies, Inc.	156,217
2,640	Hemisphere Media Group, Inc.[i]	28,776
12,327	Home Depot, Inc.	2,278,030
10,200	Honda Motor Company, Ltd.	350,737
1,288	Hugo Boss AG	120,744
3,871	Hyatt Hotels Corporation	297,564
3,934	Inchcape plc	39,302
22,927	International Speedway Corporation	942,300
412	Ipsos SA	15,685
948	JM AB	18,756
4,479	K12, Inc.[i]	68,529
4,309	La-Z-Boy, Inc.	124,099
11,230	Liberty Media Corporation - Liberty SiriusXM[i]	467,842
5,155	Liberty SiriusXM Group[i]	215,324
125	Linamar Corporation	7,005
6,676	Lithia Motors, Inc.	639,961
30,774	Lowe’s Companies, Inc.	2,536,701
1,900	Lululemon Athletica, Inc.[i]	189,620
3,740	Magna International, Inc.	220,660
84	Marcus Corporation	2,503
1,140	McDonald’s Corporation	190,882
3,219	Mediaset Espana Comunicacion SAj	30,806
32,480	Michaels Companies, Inc.[i]	604,778
26,466	Modine Manufacturing Company[i]	455,215
6,398	Netflix, Inc.[i]	1,999,119
45,520	Newell Brands, Inc.	1,257,718
17,436	News Corporation, Class A	278,627
5,694	News Corporation, Class B	92,527
56	Nexity SA	3,502
731	Next plc	52,805
900	NHK Spring Company, Ltd.	9,946
31,100	Nissan Motor Company, Ltd.	327,187
30,900	Norwegian Cruise Line Holdings, Ltd.[i]	1,652,223
66,406	Nutrisystem, Inc.	1,925,774
1,940	O’Reilly Automotive, Inc.[i]	496,776
16,554	Oxford Industries, Inc.	1,275,320
14,649	Papa John’s International, Inc.[j]	908,238
7,607	Peugeot SA	187,311
16,095	Planet Fitness, Inc.[i]	648,468
400	Plenus Company, Ltd.[j]	6,894
10,390	Polaris Industries, Inc.	1,089,080
1,091	ProSiebenSat.1 Media AG	39,579
7,501	PVH Corporation	1,197,685
2,025	RHi	193,286
16,914	Ross Stores, Inc.	1,367,497
1,300	Sangetsu Company, Ltd.	26,829
3,300	Sankyo Company, Ltd.	115,689
800	SHIMAMURA Company, Ltd.	93,099
45,858	Six Flags Entertainment Corporation	2,900,060
4,960	Stamps.com, Inc.[i]	1,129,640
2,600	Sumitomo Rubber Industries, Ltd.	46,430
566	Systemax, Inc.	17,789
200	Takara Standard Company, Ltd.	3,399
36,595	Toll Brothers, Inc.	1,542,845
35,399	Tower International, Inc.	1,044,270
4,900	Toyoda Gosei Company, Ltd.	123,720
23,376	Tupperware Brands Corporation	1,041,635
4,100	TV Asahi Holdings Corporation	96,152
2,063	Ulta Beauty, Inc.[i]	517,627
4,803	Vail Resorts, Inc.	1,101,376
14,292	VF Corporation	1,155,794
1,750	Walt Disney Company	175,577
2,300	Whirlpool Corporation	356,385
22,973	Wingstop, Inc.	1,122,461
971	Wolters Kluwer NV	52,541
200	Yokohama Rubber Company, Ltd.	4,709
43,417	Zoe’s Kitchen, Inc.[i,j]	640,401
16,830	Zumiez, Inc.[i]	393,822

	Total	75,501,080

Consumer Staples (0.7%)
686	Altria Group, Inc.	38,492
1,300	Arcs Company, Ltd.	35,612
4,582	Coca-Cola Company	197,988
86,700	Cott Corporation	1,239,810
9,550	CVS Health Corporation	666,877

The accompanying Notes to Financial Statements are an integral part of this schedule.

92

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Schedule of Investments as of April 30, 2018

(unaudited)

Shares	Common Stock (24.8%)	Value
Consumer Staples (0.7%) - continued
24,848	e.l.f. Beauty, Inc.[i,j]	$451,488
2,609	Empire Company, Ltd.	50,455
986	ForFarmers BV	13,832
36,024	Hain Celestial Group, Inc.[i]	1,049,379
285	Henkel AG & Company KGaA	33,927
6,824	Inter Parfums, Inc.	349,389
6,400	Japan Tobacco, Inc.	172,040
14,050	John B. Sanfilippo & Son, Inc.	799,305
2,060	Kimberly-Clark Corporation	213,292
1,200	Lawson, Inc.	79,273
31,808	MGP Ingredients, Inc.	3,046,888
200	Ministop Company, Ltd.	4,149
29,258	Monster Beverage Corporation[i]	1,609,190
22,472	PepsiCo, Inc.	2,268,324
32,237	Pinnacle Foods, Inc.	1,947,115
2,901	Seneca Foods Corporation[i]	79,923
500	Seven & I Holdings Company, Ltd.	22,030
8,703	SpartanNash Company	158,221
8,832	Unilever NV	506,325
7,791	Unilever plc	437,016
20,158	US Foods Holding Corporation[i]	689,000
27,870	Wal-Mart Stores, Inc.	2,465,380

	Total	18,624,720

Energy (1.1%)
63,775	Abraxas Petroleum Corporation[i]	182,396
14,331	Anadarko Petroleum Corporation	964,763
2,640	Andeavor	365,165
4,759	Archrock, Inc.	51,397
50,662	BP plc	376,318
108,967	Callon Petroleum Company[i]	1,515,731
9,690	Chevron Corporation	1,212,316
9,298	Concho Resources, Inc.[i]	1,461,739
1,012	Contura Energy, Inc.	67,753
77,462	Denbury Resources, Inc.[i]	254,850
10,798	Devon Energy Corporation	392,291
4,422	EQT Corporation	221,940
9,280	Era Group, Inc.[i]	97,904
12,459	Exterran Corporation[i]	364,924
26,058	Exxon Mobil Corporation	2,026,009
2,822	Forum Energy Technologies, Inc.[i]	35,557
156	Gaztransport Et Technigaz SA	9,671
185,799	Gran Tierra Energy, Inc.[i,j]	614,995
26,397	Halliburton Company	1,398,777
27,539	Helix Energy Solutions Group, Inc.[i]	212,601
9,251	HollyFrontier Corporation	561,443
3,218	Keane Group, Inc.[i]	50,040
117	Mammoth Energy Services, Inc.[i]	3,800
78,576	Marathon Oil Corporation	1,434,012
11,358	Marathon Petroleum Corporation	850,828
49,177	Newpark Resources, Inc.[i]	516,359
41,296	Nine Energy Service, Inc.[i]	1,261,180
30,799	Oil States International, Inc.[i]	1,107,224
2,899	OMV AG	179,550
14,635	ONEOK, Inc.	881,320
4,617	Par Pacific Holdings, Inc.i	77,889
48,637	Parsley Energy, Inc.[i]	1,460,569
75,414	Patterson-UTI Energy, Inc.	1,615,368
9,430	Pioneer Energy Services Corporation[i]	32,534
5,380	Pioneer Natural Resources Company	1,084,339
29,777	Ring Energy, Inc.[i]	497,871
17,468	Rowan Companies plc[i]	252,238
1,111	Royal Dutch Shell plc, Class A	38,653
6,253	Royal Dutch Shell plc, Class B	223,226
17,420	RPC, Inc.[j]	313,734
2,738	SM Energy Company	65,575
6,365	Tallgrass Energy GP, LP	130,228
10,851	TechnipFMC plc	357,649
27,264	Teekay Tankers, Ltd.[j]	31,354
174	TGS Nopec Geophysical Company ASA	5,487
2,864	Total SA	180,007
37,504	Unit Corporation[i]	850,591
7,272	W&T Offshore, Inc.[i]	44,359
188,350	Weatherford International plc[i,j]	555,633
13,405	Whiting Petroleum Corporation[i]	547,192
131,800	WPX Energy, Inc.[i]	2,252,462

	Total	29,289,811

Financials (5.2%)
6,618	Affiliated Managers Group, Inc.	1,091,043
20,219	Aflac, Inc.	921,380
16,600	Ally Financial, Inc.	433,260
4,400	American Express Company	434,500
31,875	American Financial Group, Inc.	3,608,887
4,660	American International Group, Inc.	260,960
12,689	Ameris Bancorp	656,021
1,069	Anima Holding SPA[k]	7,670
200	Aozora Bank, Ltd.	8,068
15,108	Argo Group International Holdings, Ltd.	883,063
51,910	Assured Guaranty, Ltd.	1,883,814
684	ASX, Ltd.	30,070
6,130	Australia & New Zealand Banking Group, Ltd.	123,226
13,500	Banco BPM SPA[i]	48,969
31,122	Banco de Sabadell SA	60,902
30,910	BancorpSouth Bank	1,021,575
118,137	Bank of America Corporation	3,534,659
1,198	Bank of Marin Bancorp	86,915
24,284	Bank of New York Mellon Corporation	1,323,721
15,291	Bank of the Ozarks	715,619
10,346	BankFinancial Corporation	175,158
2,767	Bankinter SA	28,918
4,115	Barclays plc	11,732
44,257	Beneficial Bancorp, Inc.	701,473
12,549	Berkshire Hathaway, Inc.[i]	2,431,118
12,317	Berkshire Hills Bancorp, Inc.	467,430
11,310	Blackstone Group, LP	350,044
3,254	Blue Hills Bancorp, Inc.	66,138
338	BNP Paribas SA	26,093
58,382	Boston Private Financial Holdings, Inc.	937,031
86,559	BrightSphere Investment Group	1,313,100
7,669	Brookline Bancorp, Inc.	127,305
104,341	Brown & Brown, Inc.	2,841,205
2,160	CaixaBank SA	10,504
4,599	Capital One Financial Corporation	416,761
23,636	Cathay General Bancorp	945,676
42,349	Central Pacific Financial Corporation	1,231,509
16,628	Chemical Financial Corporation	912,711
2,209	Cherry Hill Mortgage Investment Corporation	38,923
2,610	Chubb, Ltd.	354,099
7,347	CI Financial Corporation	154,613
78,521	Citigroup, Inc.	5,360,629
6,736	Citizens Financial Group, Inc.	279,477
80,479	CNO Financial Group, Inc.	1,725,470
5,275	CNP Assurances[i]	135,112
64,453	CoBiz Financial, Inc.	1,298,728
11,001	Comerica, Inc.	1,040,475
13,824	Community Trust Bancorp, Inc.	663,552

The accompanying Notes to Financial Statements are an integral part of this schedule.

93

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Shares	Common Stock (24.8%)	Value
Financials (5.2%) - continued
997	Danske Bank AS	$34,698
21,061	Direct Line Insurance Group plc	108,218
13,313	Discover Financial Services	948,551
5,593	DnB ASA	104,597
69,330	Dynex Capital, Inc.	456,191
82,227	E*TRADE Financial Corporation[i]	4,989,534
319	Eagle Bancorp, Inc.[i]	18,725
38,766	East West Bancorp, Inc.	2,582,591
5,065	Ellington Residential Mortgage REIT	57,589
19,720	Employers Holdings, Inc.	806,548
30,280	Enterprise Financial Services Corporation	1,539,738
13,811	Essent Group, Ltd.[i]	455,211
1,313	Euronext NVk	94,121
3,427	FBL Financial Group, Inc.	266,449
25,039	Fifth Third Bancorp	830,544
9,341	Financial Institutions, Inc.	290,505
4,371	Finecobank Banca Fineco SPA	52,049
41,881	First BanCorp[i]	302,381
12,282	First Busey Corporation	364,161
18,043	First Commonwealth Financial Corporation	273,171
4,315	First Connecticut Bancorp, Inc.	103,992
10,472	First Defiance Financial Corporation	624,760
5,633	First Financial Corporation	240,811
36,742	First Interstate BancSystem, Inc.	1,488,051
1,548	First Merchants Corporation	66,688
588	First Mid-Illinois Bancshares, Inc.	21,609
8,769	First Midwest Bancorp, Inc.	213,174
2,966	First of Long Island Corporation	78,599
4,985	First Republic Bank	462,957
20,161	FlexiGroup, Ltd.	31,173
15,888	Franklin Resources, Inc.	534,472
1,991	Genworth MI Canada, Inc.[j]	64,353
8,306	Goldman Sachs Group, Inc.	1,979,569
15,573	Great Southern Bancorp, Inc.	823,033
824	Guaranty Bancorp	23,484
44,404	Hamilton Lane, Inc.	1,858,307
17,590	Hancock Holding Company	859,272
16,560	Hanmi Financial Corporation	457,056
1,302	Hannover Rueckversicherung SE	182,860
14,107	Hanover Insurance Group, Inc.	1,620,189
379	Hargreaves Lansdown plc	9,292
21,941	Hartford Financial Services Group, Inc.	1,181,303
14,264	Heartland Financial USA, Inc.	765,264
67,632	Heritage Commerce Corporation	1,115,252
12,534	Heritage Financial Corporation	372,260
14,107	Hometrust Bancshares, Inc.[i]	368,193
19,001	Hope Bancorp, Inc.	328,527
22,644	Horace Mann Educators Corporation	1,012,187
13,075	Horizon Bancorp	376,037
15,430	Houlihan Lokey, Inc.	686,635
44,236	HSBC Holdings plc	440,416
88,412	Huntington Bancshares, Inc.	1,318,223
14,117	IBERIABANK Corporation	1,058,069
12,681	Independent Bank Corporation	303,076
7,796	Infinity Property & Casualty Corporation	1,029,072
35,011	Interactive Brokers Group, Inc.	2,597,816
38,179	Intercontinental Exchange, Inc.	2,766,450
28,313	Invesco, Ltd.	820,228
85,335	Investment Technology Group, Inc.	1,725,474
8,718	J.P. Morgan Chase & Company	948,344
1,543	Jupiter Fund Management plc	9,649
183,954	KeyCorp	3,664,364
7,697	Lakeland Bancorp, Inc.	150,092
50,408	Leucadia National Corporation	1,211,808
31,929	Loews Corporation	1,674,995
719	Macquarie Group, Ltd.	58,554
560	Markel Corporation[i]	632,822
5,179	MarketAxess Holdings, Inc.	1,028,705
72,665	Medibank Private, Ltd.	159,700
1,635	Mercantile Bank Corporation	57,716
66,804	Meridian Bancorp, Inc.	1,262,596
13,670	MetLife, Inc.	651,649
30,582	MGIC Investment Corporation[i]	306,432
22,502	MidWestOne Financial Group, Inc.	726,140
46,700	Mizuho Financial Group, Inc.	84,491
16,363	MTGE Investment Corporation	296,988
213	Nasdaq, Inc.	18,812
9,000	National Bank Holdings Corporation	316,620
2,243	National Bank of Canada	106,529
9,935	Navigators Group, Inc.	561,328
973	NBT Bancorp, Inc.	35,553
13,868	Old Mutual plc	47,777
9,126	Old Second Bancorp, Inc.	130,502
13,720	PacWest Bancorp	703,013
955	Pargesa Holding SA	89,378
30,070	PCSB Financial Corporation[i]	609,519
4,461	Peapack-Gladstone Financial Corporation	147,391
2,546	Peoples Bancorp, Inc.	91,300
1,296	Plus500, Ltd.	25,184
934	Power Corporation of Canada	22,194
10,410	Primerica, Inc.	1,007,168
14,541	Principal Financial Group, Inc.	861,118
56,415	Provident Financial Services, Inc.	1,473,560
2,350	Prudential Financial, Inc.	249,852
9,944	QCR Holdings, Inc.	449,966
1,697	Raymond James Financial, Inc.	152,306
15,649	Regions Financial Corporation	292,636
24,036	Sandy Spring Bancorp, Inc.	952,547
66,101	Santander Consumer USA Holdings Inc.	1,219,563
1,176	Schroders plc	53,203
59,763	Seacoast Banking Corporation of Florida[i]	1,651,252
700	Senshu Ikeda Holdings, Inc.	2,761
105,905	SLM Corporation[i]	1,215,789
500	Sony Financial Holdings, Inc.	9,122
13,989	State Auto Financial Corporation	436,876
7,643	State Bank Financial Corporation	240,831
4,810	State Street Corporation	479,942
49,596	Sterling Bancorp	1,177,905
24,865	Stifel Financial Corporation	1,449,132
9,308	SVB Financial Group[i]	2,788,770
12,038	Synchrony Financial	399,300
70,592	Synovus Financial Corporation	3,689,844
24,673	TD Ameritrade Holding Corporation	1,433,255
3,961	Territorial Bancorp, Inc.	120,573
11,260	TriCo Bancshares	420,786
2,534	TriState Capital Holdings, Inc.[i]	63,350
74,677	TrustCo Bank Corporation	638,488
19,410	United Community Banks, Inc.	619,761
32,406	United Financial Bancorp, Inc.	535,671
1,966	United Fire Group, Inc.	98,870
11,421	Unum Group	552,548
6,652	Washington Trust Bancorp, Inc.	368,521
15,588	Wells Fargo & Company	809,952
39,885	Western Alliance Bancorp[i]	2,352,417

The accompanying Notes to Financial Statements are an integral part of this schedule.

94

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Shares	Common Stock (24.8%)	Value
Financials (5.2%) - continued
10	Western Asset Mortgage Capital Corporation	$100
8,924	Wintrust Financial Corporation	798,252
21,139	WSFS Financial Corporation	1,059,064
54,170	Zions Bancorporation	2,965,808

	Total	134,684,065

Health Care (2.6%)
3,505	ABIOMED, Inc.[i]	1,054,830
1,366	Acorda Therapeutics, Inc.[i]	31,555
11,815	Aerie Pharmaceuticals, Inc.[i]	604,928
1,900	Aetna, Inc.	340,195
11,421	Amgen, Inc.	1,992,736
6,795	Arena Pharmaceuticals, Inc.[i]	270,713
14,800	Astellas Pharmaceutical, Inc.	216,468
25,957	Asterias Biotherapeutics, Inc.[i]	32,446
594	Atrion Corporation	369,527
3,834	Biogen, Inc.[i]	1,048,982
16,293	BioMarin Pharmaceutical, Inc.[i]	1,360,628
16,962	Cardiovascular Systems, Inc.[i]	387,582
45,232	Catalent, Inc.[i]	1,859,487
7,004	Celgene Corporation[i]	610,048
1,415	Chemed Corporation	436,131
6,323	Coherus Biosciences, Inc.[i]	76,508
12,547	Concert Pharmaceuticals, Inc.[i]	228,983
290	CONMED Corporation	18,859
925	Cooper Companies, Inc.	211,557
11,807	Danaher Corporation	1,184,478
14,490	Dexcom, Inc.[i]	1,060,378
7,246	Edwards Lifesciences Corporation[i]	922,851
3,939	Eli Lilly and Company	319,335
5,867	Epizyme, Inc.[i]	75,391
24,282	Evolent Health, Inc.[i,j]	400,653
5,364	Express Scripts Holding Company[i]	406,055
1,871	FibroGen, Inc.[i]	85,037
65,238	GenMark Diagnostics, Inc.[i]	408,390
928	Genomic Health, Inc.[i]	29,445
7,650	GlaxoSmithKline plc ADR	306,841
2,787	Halozyme Therapeutics, Inc.[i]	52,758
513	HealthStream, Inc.	11,896
3,834	Heska Corporation[i]	312,931
16,855	Hill-Rom Holdings, Inc.	1,446,665
2,031	Illumina, Inc.[i]	489,329
9,935	Inogen, Inc.[i]	1,396,662
31,663	Intersect ENT, Inc.[i]	1,264,937
5,452	Intra-Cellular Therapies, Inc.[i]	94,974
1,151	Intuitive Surgical, Inc.[i]	507,338
544	Ionis Pharmaceuticals, Inc.[i]	23,408
5,360	Jazz Pharmaceuticals, Inc.[i]	814,934
26,377	Johnson & Johnson	3,336,427
900	KYORIN Holdings, Inc.	17,599
1,165	Laboratory Corporation of America Holdings[i]	198,924
4,720	LHC Group, Inc.[i]	351,262
106	LNA Sante	6,830
9,435	Magellan Health Services, Inc.[i]	791,125
5,442	Medpace Holdings, Inc.[i]	201,300
31,510	Medtronic plc	2,524,896
15,960	Merck & Company, Inc.	939,565
1,298	Mettler-Toledo International, Inc.[i]	726,789
43,009	MiMedx Group, Inc.[i,j]	353,104
25,997	Mylan NVi	1,007,644
36,855	Myriad Genetics, Inc.[i]	1,042,628
7,743	National Healthcare Corporation	474,491
16,233	Neurocrine Biosciences, Inc.[i]	1,316,172
22,663	Nevro Corporation[i]	2,025,166
4,622	Novartis AG	355,775
9,865	Novo Nordisk AS	463,931
35,023	NuVasive, Inc.[i]	1,863,574
25,210	Omnicell, Inc.[i]	1,086,551
17,481	Optinose, Inc.[i,j]	374,093
11,800	PerkinElmer, Inc.	865,648
11,251	Perrigo Company plc	879,153
83,849	Pfizer, Inc.	3,069,712
10,058	Prothena Corporation plc[i]	120,696
14,411	RadNet, Inc.[i]	190,946
196	Roche Holding AG	43,549
2,328	Sage Therapeutics, Inc.[i]	335,046
52,351	Tactile Systems Technology, Inc.[i,j]	1,822,338
11,254	Teleflex, Inc.	3,014,721
12,273	Thermo Fisher Scientific, Inc.	2,581,626
1,126	Ultragenyx Pharmaceutical, Inc.[i]	57,246
19,469	UnitedHealth Group, Inc.	4,602,472
11,910	Universal Health Services, Inc.	1,360,122
23,349	Veeva Systems, Inc.[i]	1,637,465
11,720	Vertex Pharmaceuticals, Inc.[i]	1,795,035
1,420	Waters Corporation[i]	267,542
5,170	West Pharmaceutical Services, Inc.	456,046
31,720	Wright Medical Group NVi	622,029
39,837	Zoetis, Inc.	3,325,593

	Total	69,271,680

Industrials (4.1%)
22,752	Acco Brands Corporation	274,162
2,511	Adecco SA	166,292
11,788	Advanced Disposal Services, Inc.[i]	259,808
12,591	AECOM[i]	433,634
12,528	Aegion Corporation[i]	284,260
23,376	Aerojet Rocketdyne Holdings, Inc.[i]	653,125
15,010	AGCO Corporation	940,827
23,760	AMETEK, Inc.	1,658,448
9,640	ArcBest Corporation	309,444
700	Asahi Glass Company, Ltd.	29,051
13,399	ASGN, Inc.[i]	1,080,361
8,993	Atlas Copco AB, Class A	351,683
5,765	Atlas Copco AB, Class B	204,332
48,720	AZZ, Inc.	2,170,476
1,540	Boeing Company	513,682
5,075	Brink’s Company	374,535
6,830	BWX Technologies, Inc.	463,074
32,440	Casella Waste Systems, Inc.[i]	795,104
24,206	CBIZ, Inc.[i]	450,232
100	Central Glass Company, Ltd.	2,369
26,100	Colfax Corporation[i]	809,361
22,405	Comfort Systems USA, Inc.	945,491
45,673	Costamare, Inc.[j]	310,120
15,036	Crane Company	1,257,611
1,056	CSW Industrials, Inc.[i]	45,778
28,867	CSX Corporation	1,714,411
16,390	Curtiss-Wright Corporation	2,098,576
700	Dai Nippon Printing Company, Ltd.	15,073
7,470	Delta Air Lines, Inc.	390,083
8,013	Donaldson Company, Inc.	354,655
3,442	Dun & Bradstreet Corporation	396,897
12,198	Dycom Industries, Inc.[i]	1,266,884
21,560	EMCOR Group, Inc.	1,586,600
18,175	Emerson Electric Company	1,207,002
23,273	Encore Wire Corporation	1,225,323
771	EnerSys	52,860
2,367	Engility Holdings, Inc.[i]	60,169
4,449	ESCO Technologies, Inc.	248,477
9,200	Federal Signal Corporation	199,272

The accompanying Notes to Financial Statements are an integral part of this schedule.

95

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Shares	Common Stock (24.8%)	Value
Industrials (4.1%) - continued
799	Ferguson plc	$61,162
8,704	Forrester Research, Inc.	346,419
9,188	Fortive Corporation	646,008
14,256	Fortune Brands Home and Security, Inc.	779,661
4,810	Franklin Electric Company, Inc.	197,210
6,596	General Dynamics Corporation	1,327,841
11,700	Genesee & Wyoming, Inc.[i]	833,040
499	Global Brass and Copper Holdings, Inc.	14,970
3,895	GMS, Inc.[i]	121,368
2,575	Gorman-Rupp Company	81,061
15,259	Granite Construction, Inc.	799,266
9,278	GWA Group, Ltd.	26,787
2,146	Harsco Corporation[i]	43,886
28,724	Healthcare Services Group, Inc.	1,109,608
16,380	Heico Corporation	1,438,983
2,882	Hillenbrand, Inc.	133,581
24,427	Honeywell International, Inc.	3,534,098
18,688	Hubbell, Inc.	1,940,936
3,160	Huntington Ingalls Industries, Inc.	768,544
1,477	Hyster-Yale Materials Handling, Inc.	105,162
18,095	ICF International, Inc.	1,214,175
1,100	Inaba Denki Sangyo Company, Ltd.	47,180
4,250	Ingersoll-Rand plc	356,533
46,372	Interface, Inc.	1,020,184
40,344	Jacobs Engineering Group, Inc.	2,343,583
11,835	JB Hunt Transport Services, Inc.	1,389,784
51,073	KAR Auction Services, Inc.	2,655,285
17,359	KeyW Holding Corporation[i,j]	134,359
18,219	Kforce, Inc.	483,714
54,909	Kirby Corporation[i]	4,683,738
7,120	L3 Technologies, Inc.	1,394,666
9,075	Lincoln Electric Holdings, Inc.	752,045
9,120	Lindsay Corporation	801,283
2,589	Lockheed Martin Corporation	830,655
507	Loomis AB	18,463
18,190	Masco Corporation	688,855
12,805	Masonite International Corporation[i]	777,264
3,813	Middleby Corporation[i]	479,828
14,448	Milacron Holdings Corporation[i]	260,497
2,000	Mitsuboshi Belting, Ltd.	22,813
2,772	Monadelphous Group, Ltd.	33,527
7,358	Moog, Inc.[i]	603,135
144,085	MRC Global, Inc.[i]	2,698,712
3,611	National Express Group plc	19,486
14,189	Navigant Consulting, Inc.[i]	303,503
70,747	NCI Building Systems, Inc.[i]	1,238,073
83,890	Nexeo Solutions, Inc.[i]	854,839
3,000	Nitto Kogyo Corporation	51,499
877	Nobina ABk	5,755
8,805	Norfolk Southern Corporation	1,263,253
1,089	Northgate plc	5,565
8,396	Old Dominion Freight Line, Inc.	1,123,889
5,102	Orion Group Holdings, Inc.[i]	30,918
20,496	Oshkosh Corporation	1,478,991
8,365	PageGroup plc	61,739
9,796	Parker Hannifin Corporation	1,612,618
3,301	Quad/Graphics, Inc.	81,568
12,564	Radiant Logistics, Inc.[i]	44,351
19,051	Raven Industries, Inc.	697,267
3,632	Raytheon Company	744,342
10,427	RELX NV	221,856
6,510	RELX plc	139,139
4,499	Resources Connection, Inc.	70,409
350	Rockwool International AS	105,520
9,104	Roper Industries, Inc.	2,405,186
22,580	Royal Mail plc	180,076
13,713	RPX Corporation	148,512
4,619	Saia, Inc.[i]	305,085
1,748	Sandvik ABj	29,804
800	Schindler Holding AG, Participation Certificate	165,189
994	Schneider Electric SEi	90,101
10	SGS SA	24,287
1,200	ShinMaywa Industries, Ltd.	13,449
17,996	SiteOne Landscape Supply, Inc.[i]	1,232,726
7,686	SKF AB	155,602
2,175	Smiths Group plc	47,657
198	Societa Iniziative Autostradali e Servizi SPA	4,194
73,704	Southwest Airlines Company	3,893,782
7,640	SP Plus Corporation[i]	268,546
472	Spirax-Sarco Engineering plc	37,416
31,696	SPX Corporation[i]	1,002,861
15,715	SPX FLOW, Inc.[i]	707,175
1,523	Standex International Corporation	147,655
1,807	Stanley Black & Decker, Inc.	255,853
9,900	Sumitomo Electric Industries, Ltd.	151,560
400	Taikisha, Ltd.	13,949
19,620	Terex Corporation	716,522
1,100	Toppan Forms Company, Ltd.	12,287
10,000	Toppan Printing Company, Ltd.	83,622
8,408	Toro Company	490,943
50,162	TPI Composites, Inc.[i]	1,136,169
2,861	Transcontinental, Inc.	60,253
1,670	TransDigm Group, Inc.	535,352
8,240	TransUnion[i]	534,858
32,090	TriMas Corporation[i]	869,639
10,335	TrueBlue, Inc.[i]	275,428
4,000	Tsubakimoto Chain Company	34,661
15,760	United Continental Holdings, Inc.[i]	1,064,430
3,469	United Parcel Service, Inc.	393,732
15,038	United Rentals, Inc.[i]	2,255,700
17,849	United Technologies Corporation	2,144,557
32,740	Univar, Inc.[i]	902,314
12,429	Universal Truckload Services, Inc.	272,817
5,087	Valmont Industries, Inc.	722,863
5,722	Vectrus, Inc.[i]	205,992
18,100	Verisk Analytics, Inc.[i]	1,926,745
1,977	Vinci SA	197,668
7,571	WABCO Holdings, Inc.[i]	976,583
22,300	WageWorks, Inc.[i]	928,795
45,061	Waste Connections, Inc.	3,257,910
4,220	Watsco, Inc.	706,512
30,824	Willdan Group, Inc.[i]	881,566
500	Yuasa Trading Company, Ltd.	15,982

	Total	106,638,556

Information Technology (5.8%)
24,541	2U, Inc.[i]	1,975,305
1,725	Adobe Systems, Inc.[i]	382,260
36,080	Advanced Micro Devices, Inc.I,J	392,550
38,156	Agilent Technologies, Inc.	2,508,375
41,655	Akamai Technologies, Inc.[i]	2,984,581
6,663	Alliance Data Systems Corporation	1,352,922
4,010	Alphabet, Inc., Class Ai	4,084,506
1,823	Alphabet, Inc., Class Ci	1,854,593
599	Amadeus IT Holding SA	43,703
10,554	Ambarella, Inc.[i]	491,711
3,285	American Software, Inc.	41,917
25,508	Amphenol Corporation	2,135,275

The accompanying Notes to Financial Statements are an integral part of this schedule.

96

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Shares	Common Stock (24.8%)	Value
Information Technology (5.8%) - continued
26,844	Apple, Inc.	$4,436,239
7,247	Arista Networks, Inc.[i]	1,917,194
34,182	Arrow Electronics, Inc.[i]	2,554,763
4,039	Atkore International Group, Inc.[i]	71,773
10,734	Autodesk, Inc.[i]	1,351,411
9,149	Automatic Data Processing, Inc.	1,080,314
14,920	Belden, Inc.	919,072
51,771	Benchmark Electronics, Inc.	1,361,577
47,701	Blackline, Inc.[i]	1,974,821
75,238	Booz Allen Hamilton Holding Corporation	2,981,682
242	Broadcom, Ltd.	55,520
30,010	CA, Inc.	1,044,348
1,500	Canon, Inc.	51,599
2,113	Capgemini SA	290,676
918	Carsales.com, Ltd.	9,853
7,979	CDW Corporation	568,823
1,018	CGI Group, Inc.[i]	58,989
80,750	Ciena Corporation[i]	2,079,312
131,408	Cisco Systems, Inc.	5,820,060
11,468	Cognex Corporation	530,395
12,724	CoreLogic, Inc.[i]	629,838
955	CSG Systems International, Inc.	40,864
18,663	Descartes Systems Group, Inc.[i]	551,492
56,785	Dolby Laboratories, Inc.	3,396,879
9,912	Endurance International Group Holdings, Inc.[i]	72,853
19,965	Envestnet, Inc.[i]	1,084,099
4,890	Euronet Worldwide, Inc.[i]	381,958
58,070	EVERTEC, Inc.	1,059,777
1,000	ExlService Holdings, Inc.[i]	57,810
15,792	Facebook, Inc.[i]	2,716,224
16,220	Fidelity National Information Services, Inc.	1,540,413
21,071	Fiserv, Inc.[i]	1,493,091
46,710	FLIR Systems, Inc.	2,501,320
23,164	Fortinet, Inc.[i]	1,282,359
14,160	Global Payments, Inc.	1,600,788
28,845	Guidewire Software, Inc.[i]	2,440,864
28,774	HP, Inc.	618,353
5,585	IAC/InterActiveCorporation[i]	905,552
20,325	Insight Enterprises, Inc.[i]	720,521
73,605	Keysight Technologies, Inc.[i]	3,803,906
9,032	KLA-Tencor Corporation	918,916
15,800	Konica Minolta Holdings, Inc.	135,624
340	Kulicke and Soffa Industries, Inc.[i]	7,783
1,700	Kyocera Corporation	108,618
7,100	Lam Research Corporation	1,313,926
3,195	Leidos Holdings, Inc.	205,215
18,418	Liberty Tripadvisor Holdings, Inc.[i]	169,446
42,951	M/A-COM Technology Solutions Holdings, Inc.[i,j]	713,846
11,149	ManTech International Corporation	658,794
31,130	MasterCard, Inc.	5,549,545
16,480	Maxim Integrated Products, Inc.	898,160
13,350	Methode Electronics, Inc.	532,665
13,310	Microsemi Corporation[i]	861,024
59,565	Microsoft Corporation	5,570,519
23,300	Monolithic Power Systems, Inc.	2,728,430
26,070	National Instruments Corporation	1,066,002
1,600	NEC Networks & System Integration Corporation	41,863
27,538	New Relic, Inc.[i]	1,924,631
10,056	Nice, Ltd. ADR[i]	957,030
9,033	Novanta, Inc.[i]	531,140
63,059	NRG Yield, Inc., Class A	1,110,469
6,056	NVIDIA Corporation	1,361,994
71,366	Oracle Corporation	3,259,285
9,220	Palo Alto Networks, Inc.[i]	1,774,942
39,357	PayPal Holdings, Inc.[i]	2,936,426
21,388	Pegasystems, Inc.	1,305,737
3,901	Plantronics, Inc.	254,150
21,330	Plexus Corporation[i]	1,169,737
5,826	Progress Software Corporation	215,154
27,806	Proofpoint, Inc.[i]	3,279,440
39,819	Q2 Holdings, Inc.[i]	1,961,086
90,867	Quantenna Communications, Inc.[i]	1,151,285
17,013	Red Hat, Inc.[i]	2,774,140
10,860	Rogers Corporation[i]	1,158,762
21,587	Rudolph Technologies, Inc.[i]	547,230
500	Ryoyo Electro Corporation	8,279
60,764	SailPoint Technologies Holdings, Inc.[i]	1,463,805
19,333	Salesforce.com, Inc.[i]	2,339,100
3,619	ScanSource, Inc.[i]	124,132
1,076	Seagate Technology plc	62,290
110,198	Sequans Communications SA ADR[i,j]	176,317
12,602	ServiceNow, Inc.[i]	2,093,696
8,400	Shinko Electric Industries Company, Ltd.	65,350
19,709	SS&C Technologies Holdings, Inc.	978,552
19,315	Synopsys, Inc.[i]	1,651,626
917	TE Connectivity, Ltd.	84,135
12,625	Teradata Corporation[i]	516,615
9,991	Teradyne, Inc.	325,207
20,693	Texas Instruments, Inc.	2,098,891
11,817	Total System Services, Inc.	993,337
8,036	Trimble, Inc.[i]	278,046
27,400	Twitter, Inc.[i]	830,494
11,926	Tyler Technologies, Inc.[i]	2,610,840
2,555	Ultimate Software Group, Inc.[i]	612,996
3,341	VASCO Data Security International, Inc.[i]	51,786
25,731	Verint Systems, Inc.[i]	1,083,275
51,563	Virtusa Corporation[i]	2,482,243
29,122	Visa, Inc.	3,694,999
29,978	Xilinx, Inc.	1,925,787
15,259	XO Group, Inc.[i]	330,815
40,770	Zix Corporation[i]	205,889
4,250	Zuora, Inc.[i]	81,855

	Total	150,628,451

Materials (1.0%)
3,550	Alcoa Corporation[i]	181,760
9,252	Balchem Corporation	816,396
5,178	BASF SE	538,736
4,786	Berry Plastics Group, Inc.[i]	263,230
11,572	BHP Billiton plc	246,745
13,780	BHP Billiton, Ltd.	321,476
781	Canfor Corporation[i]	17,938
16,704	Celanese Corporation	1,815,224
6,850	CF Industries Holdings, Inc.	265,780
20,423	Continental Building Products, Inc.[i]	573,886
27,438	Crown Holdings, Inc.[i]	1,367,510
6,600	Daicel Corporation	76,153
4,840	Eastman Chemical Company	494,067
4,020	Evonik Industries AG	142,831
22,270	Ferroglobe Representation & Warranty Insurance Trust[c,i]	2
19,017	Freeport-McMoRan, Inc.	289,249
3,034	Granges AB	42,442
27,101	Graphic Packaging Holding Company	387,544
11,616	Hecla Mining Company	44,489

The accompanying Notes to Financial Statements are an integral part of this schedule.

97

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Shares	Common Stock (24.8%)	Value
Materials (1.0%) - continued
503	Hudbay Minerals, Inc.	$3,514
15,372	Innospec, Inc.	1,117,544
10,786	International Paper Company	556,126
1,300	JSR Corporation	24,490
4,851	Kadant, Inc.	447,505
2,000	Kaneka Corporation	19,763
3,084	Koppers Holdings, Inc.[i]	135,079
5,900	Kuraray Company, Ltd.	98,260
3,300	Kyoei Steel, Ltd.	68,717
3,410	Lundin Mining Corporation	22,575
6,420	Martin Marietta Materials, Inc.	1,250,423
18,262	Mercer International, Inc.	244,711
2,213	Methanex Corporation	133,665
4,575	Mondi plc	127,356
25,608	Myers Industries, Inc.	596,666
1,363	Navigator Company SA	7,953
6,050	Neenah, Inc.	471,900
34,448	Newmont Mining Corporation	1,353,462
1,000	Nippon Kayaku Company, Ltd.	12,513
100	Nippon Shokubai Company, Ltd.	6,795
13,215	Nucor Corporation	814,308
2,515	Olympic Steel, Inc.	58,977
52,871	OMNOVA Solutions, Inc.[i]	576,294
45,483	Owens-Illinois, Inc.[i]	924,669
3,442	Packaging Corporation of America	398,205
30,706	Reliance Steel & Aluminum Company	2,699,672
211	Rio Tinto plc	11,501
550	Rio Tinto, Ltd.	32,733
18,810	RPM International, Inc.	908,523
10,151	Ryerson Holding Corporation[i]	102,018
5,622	Sandfire Resources NL	33,273
100	Sanyo Special Steel Company, Ltd.	2,544
21,792	Schweitzer-Mauduit International, Inc.	850,542
6,200	Scotts Miracle-Gro Company	518,196
12,744	Sensient Technologies Corporation	849,388
1,202	Solvay SA	167,162
5,386	Sonoco Products Company	276,625
22,488	Steel Dynamics, Inc.	1,007,687
964	Stepan Company	67,788
400	Taiyo Holdings Company, Ltd.	16,998
2,000	Toagosei Company, Ltd.	23,602
6,022	Trinseo SA	439,305
575	United States Lime & Minerals, Inc.	42,964
2,736	United States Steel Corporation	92,559
8,088	UPM-Kymmene Oyj	288,593
11,191	Verso Corporation[i]	202,109
13,803	WestRock Company	816,585
500	Yamato Kogyo Company, Ltd.	14,739

	Total	26,822,034

Real Estate (0.9%)
16,609	Ares Commercial Real Estate Corporation	203,128
58,955	Armada Hoffler Properties, Inc.	800,019
785	Artis Real Estate Investment Trust	8,187
30,013	Ashford Hospitality Trust, Inc.	206,489
6,509	Bluerock Residential Growth REIT, Inc.	58,516
8,337	Breaemar Hotels & Resorts, Inc.	86,705
116,471	Brixmor Property Group, Inc.	1,734,253
4,060	Camden Property Trust	346,724
33,883	Catchmark Timber Trust, Inc.	441,834
72,000	Cedar Realty Trust, Inc.	280,080
29,362	Chatham Lodging Trust	559,346
4,547	Chesapeake Lodging Trust	134,318
14,557	City Office REIT, Inc.	165,659
5,550	Colony NorthStar, Inc.	33,910
32,071	Cousins Properties, Inc.	285,111
13,646	CyrusOne, Inc.	731,289
5,606	DEXUS Property Group	39,867
3,040	Digital Realty Trust, Inc.	321,298
24,040	Douglas Emmett, Inc.	895,971
12,880	Duke Realty Corporation	349,048
3,231	Equity Lifestyle Properties, Inc.	288,076
10,842	First Industrial Realty Trust, Inc.	337,295
5,955	Forest City Realty Trust, Inc.	119,457
14,373	Franklin Street Properties Corporation	111,822
2,668	Gaming and Leisure Properties, Inc.	91,432
13,950	General Growth Properties, Inc.	278,860
2,284	GEO Group, Inc.	51,390
3,511	Getty Realty Corporation	87,951
10,000	Hang Lung Properties, Ltd.	23,666
36,569	Highwoods Properties, Inc.	1,609,767
50,894	Hospitality Properties Trust	1,266,243
18,565	Host Hotels & Resorts, Inc.	363,131
17,000	Hysan Development Company, Ltd.	98,943
57,944	InfraREIT, Inc.	1,234,787
21,526	Liberty Property Trust	900,217
6,396	Mid-America Apartment Communities, Inc.	584,978
83,975	Monmouth Real Estate Investment Corporation	1,312,529
33,707	National Storage Affiliates Trust	887,168
969	NexPoint Residential Trust, Inc.	25,959
7,437	One Liberty Properties, Inc.	176,703
17,420	Physicians Realty Trust	260,255
7,695	Ramco-Gershenson Properties Trust	91,955
4,225	RE/MAX Holdings, Inc.	228,784
32,496	Retail Properties of America, Inc.	375,004
5,000	Road King Infrastructure, Ltd.	9,480
3,357	Ryman Hospitality Properties	263,122
2,195	Saul Centers, Inc.	105,031
10,425	SBA Communications Corporation[i]	1,670,398
42,070	Summit Hotel Properties, Inc.	609,174
4,645	Sun Communities, Inc.	435,933
4,000	Sun Hung Kai Properties, Ltd.	64,418
2,000	Swire Pacific, Ltd.	19,763
19,481	Terreno Realty Corporation	723,719
33,103	Urstadt Biddle Properties, Inc.	657,757
30,669	Weyerhaeuser Company	1,128,006
12,700	Wing Tai Holdings, Ltd.	19,459
10,268	Xenia Hotels & Resorts, Inc.	211,418

	Total	24,405,802

Telecommunications Services (0.1%)
1,661	Freenet AG	52,727
38,773	KCOM Group plc	53,379
800	KDDI Corporation	21,475
2,200	Nippon Telegraph & Telephone Corporation	104,401
16,800	NTT DOCOMO, Inc.	434,011
74,156	ORBCOMM, Inc.[i]	668,887
11,457	Telenor ASA	253,588
1,320	Telephone & Data Systems, Inc.	36,076
18,853	Verizon Communications, Inc.	930,396

	Total	2,554,940

The accompanying Notes to Financial Statements are an integral part of this schedule.

98

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Shares	Common Stock (24.8%)	Value
Utilities (0.4%)
31,958	AES Corporation	$391,166
258	Alpha Natural Resources Holdings, Inc.[i]	6,579
973	ANR, Inc.[i]	24,646
7,158	Artesian Resources Corporation	274,151
5,611	Consolidated Water Company, Ltd.	79,396
4,370	Edison International, Inc.	286,322
1,574	Enagas SA	45,750
1,293	Eversource Energy	77,903
13,250	MDU Resources Group, Inc.	373,253
3,848	Middlesex Water Company	160,308
9,980	New Jersey Resources Corporation	412,673
8,181	NorthWestern Corporation	449,464
24,843	NRG Yield, Inc., Class C	442,205
20,599	OGE Energy Corporation	677,089
8,700	Osaka Gas Company, Ltd.	187,346
22,021	PG&E Corporation	1,015,168
16,930	PNM Resources, Inc.	671,275
1,755	Portland General Electric Company	74,552
8,720	Public Service Enterprise Group, Inc.	454,748
6,510	Southwest Gas Holdings, Inc.	475,165
2,292	Spire, Inc.	165,368
6,400	Tokyo Gas Company, Ltd.	171,746
47,141	UGI Corporation	2,281,153
993	Unitil Corporation	48,250
321	Verbund AG	9,941

	Total	9,255,617

	Total Common Stock (cost $523,199,768)	647,676,756

Principal Amount	Long-Term Fixed Income (14.6%)	Value
Asset-Backed Securities (0.5%)
	Access Group, Inc.
108,501	2.372%, (LIBOR 1M + 0.500%), 2/25/2036, Ser. 2013-1, Class Ab,k	107,265
	AMSR Trust
425,000	3.296%, (LIBOR 1M + 1.400%), 11/17/2033, Ser. 2016-SFR1, Class Ab,k	425,711
	Apidos CLO XVIII
375,000	3.482%, (LIBOR 3M + 1.120%), 7/22/2026, Ser. 2014-18A, Class A1R*,b	375,003
	Babson CLO, Ltd.
140,000	3.503%, (LIBOR 3M + 1.150%), 10/17/2026, Ser. 2014-IIA, Class AR*,b	140,080
	Betony CLO, Ltd.
125,000	3.698%, (LIBOR 3M + 1.350%), 4/15/2027, Ser. 2015-1A, Class AR*,b	125,126
	Birchwood Park CLO, Ltd.
140,000	3.528%, (LIBOR 3M + 1.180%), 7/15/2026, Ser. 2014-1A, Class AR*,b	140,094
	BlueMountain CLO, Ltd.
275,000	3.488%, (LIBOR 3M + 1.140%), 10/15/2026, Ser. 2014-3A, Class A1R*,b	275,161
	Carlyle Global Market Strategies CLO, Ltd.
150,000	3.548%, (LIBOR 3M + 1.200%), 10/15/2026, Ser. 2014-4A, Class A1R*,b	150,107
	Cent CLO 16, LP
65,789	3.023%, (LIBOR 3M + 1.250%), 8/1/2024, Ser. 2012- 16A, Class A1AR*,b	65,790
	Cent CLO 22, Ltd.
150,000	3.204%, (LIBOR 3M + 1.410%), 11/7/2026, Ser. 2014-22A, Class A1R*,b	150,015
	Commonbond Student Loan Trust
258,910	2.730%, 10/25/2040, Ser. 2016-B, Class A1[k]	252,914
300,000	2.102%, (LIBOR 1M + 0.500%), 2/25/2044, Ser. 2018-AGS, Class A2[b,k]	300,085
1,200,000	3.210%, 2/25/2044, Ser. 2018-AGS, Class A1[k]	1,194,778
	DRB Prime Student Loan Trust
247,945	3.200%, 1/25/2040, Ser. 2015-D, Class A2*	247,905
318,674	2.890%, 6/25/2040, Ser. 2016-B, Class A2[k]	311,618
	Dryden 34 Senior Loan Fund CLO
140,124	3.508%, (LIBOR 3M + 1.160%), 10/15/2026, Ser. 2014-34A, Class AR*,b	140,212
	Earnest Student Loan Program, LLC
574,126	3.020%, 5/25/2034, Ser. 2016-B, Class A2[k]	567,907
	Edlinc Student Loan Funding Trust
61,860	4.880%, (CMT 3M + 3.150%), 10/1/2025, Ser. 2012-A, Class AT*,b	62,822
	Galaxy XX CLO, Ltd.
450,000	3.359%, (LIBOR 3M + 1.000%), 4/20/2031, Ser. 2015-20A, Class AR*,b	449,002
	GoldenTree Loan Opportunities IX, Ltd.
250,000	3.729%, (LIBOR 3M + 1.370%), 10/29/2026, Ser. 2014-9A, Class AR*,b	250,007
	Golub Capital Partners, Ltd.
416,000	3.559%, (LIBOR 3M + 1.200%), 1/20/2031, Ser. 2015-22A, Class AR*,b	418,040
	Limerock CLO III, LLC
450,000	3.559%, (LIBOR 3M + 1.200%), 10/20/2026, Ser. 2014-3A, Class A1R*,b	450,328
	Madison Park Funding XIV, Ltd.
400,000	3.479%, (LIBOR 3M + 1.120%), 7/20/2026, Ser. 2014-14A, Class A1R*,b	400,229
	Magnetite XII, Ltd.
450,000	3.678%, (LIBOR 3M + 1.330%), 4/15/2027, Ser. 2015-12A, Class AR*,b	451,882

The accompanying Notes to Financial Statements are an integral part of this schedule.

99

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (14.6%)	Value
Asset-Backed Securities (0.5%) - continued
	Morgan Stanley Bank of America Merrill Lynch Trust
$400,000	3.176%, 8/15/2045, Ser. 2012-C5, Class A4	$396,639
400,000	3.246%, 12/15/2047, Ser. 2014-C19, Class A3	392,324
	Morgan Stanley Capital, Inc.
454,556	2.047%, (LIBOR 1M + 0.150%), 2/25/2037, Ser. 2007-NC2, Class A2FPb	292,946
	Mountain View CLO, Ltd.
450,000	3.808%, (LIBOR 3M + 1.460%), 7/15/2027, Ser. 2015-9A, Class A1A*,b	450,617
	Neuberger Berman CLO XIV, Ltd.
225,000	3.609%, (LIBOR 3M + 1.250%), 1/28/2030, Ser. 2013-14A, Class AR*,b	225,780
	Neuberger Berman CLO, Ltd.
100,000	3.542%, (LIBOR 3M + 1.180%), 4/22/2029, Ser. 2014-17A, Class AR*,b	100,291
	Octagon Investment Partners XX, Ltd.
375,000	2.941%, (LIBOR 3M + 1.130%), 8/12/2026, Ser. 2014-1A, Class AR*,b	375,035
	OZLM VIII, Ltd.
140,000	3.483%, (LIBOR 3M + 1.130%), 10/17/2026, Ser. 2014-8A, Class A1AR*,b	140,080
	Race Point IX CLO, Ltd.
325,000	3.558%, (LIBOR 3M + 1.210%), 10/15/2030, Ser. 2015-9A, Class A1AR*,b	326,492
	Renaissance Home Equity Loan Trust
2,071,750	5.746%, 5/25/2036, Ser. 2006-1, Class AF6[l]	1,493,793
1,140,444	6.011%, 5/25/2036, Ser. 2006-1, Class AF4[l]	851,907
	Shackleton, Ltd.
450,000	3.718%, (LIBOR 3M + 1.370%), 4/15/2027, Ser. 2015-7A, Class AR*,b	450,483
	SLM Student Loan Trust
270,691	2.297%, (LIBOR 1M + 0.400%), 3/25/2025, Ser. 2010-1, Class Ab	266,345
155,858	2.417%, (LIBOR 1M + 0.520%), 3/25/2026, Ser. 2011-1, Class A1[b]	156,311
	SoFi Consumer Loan Program, LLC
294,479	2.140%, 9/25/2026, Ser. 2017-5, Class A1[k]	292,468
	SoFi Professional Loan Program, LLC
114,767	2.420%, 3/25/2030, Ser. 2015-A, Class A2[k]	113,554
	Stanwich Mortgage Loan Company, LLC
97,057	3.598%, 3/16/2022, Ser. 2017-NPA1, Class A1*,l	97,122
	Symphony CLO VIII, Ltd.
13,421	3.431%, (LIBOR 3M + 1.100%), 1/9/2023, Ser. 2012-8A, Class AR*,b	13,429
	Symphony CLO XV, Ltd.
450,000	3.533%, (LIBOR 3M + 1.180%), 10/17/2026, Ser. 2014-15A, Class AR*,b	450,267
	Voya CLO 3, Ltd.
140,000	3.080%, (LIBOR 3M + 0.720%), 7/25/2026, Ser. 2017-2, Class A*,b	139,635

	Total	14,477,599

Basic Materials (0.3%)
	Alcoa Nederland Holding BV
285,000	6.750%, 9/30/2024[k]	305,665
	Anglo American Capital plc
320,000	4.875%, 5/14/2025[k]	324,300
	ArcelorMittal SA
275,000	5.750%, 3/1/2021	288,063
260,000	6.125%, 6/1/2025	281,450
	Braskem Netherlands Finance BV
300,000	4.500%, 1/10/2028[k]	281,250
	BWAY Holding Company
290,000	5.500%, 4/15/2024[k]	291,943
	CF Industries, Inc.
500,000	3.450%, 6/1/2023	475,000
	Chemours Company
290,000	5.375%, 5/15/2027	287,100
	First Quantum Minerals, Ltd.
195,000	7.500%, 4/1/2025[k]	192,816
	Georgia-Pacific, LLC
90,000	2.539%, 11/15/2019[k]	89,373
	Glencore Finance Canada, Ltd.
84,000	6.000%, 11/15/2041[k]	91,669
	Glencore Funding, LLC
84,000	4.125%, 5/30/2023[k]	83,689
115,000	4.000%, 3/27/2027[k]	109,170
	International Paper Company
230,000	4.350%, 8/15/2048	208,755
	Kinross Gold Corporation
168,000	5.950%, 3/15/2024	175,140
265,000	4.500%, 7/15/2027[k]	249,373
	Novelis Corporation
100,000	5.875%, 9/30/2026[k]	99,250
	Olin Corporation
340,000	5.125%, 9/15/2027	333,200
	Peabody Securities Finance Corporation
280,000	6.375%, 3/31/2025[k]	291,900
	Platform Specialty Products Corporation
220,000	5.875%, 12/1/2025[k]	214,500
	Sherwin-Williams Company
207,000	3.125%, 6/1/2024	198,542
	Steel Dynamics, Inc.
230,000	5.000%, 12/15/2026	227,700
	Syngenta Finance NV
275,000	3.933%, 4/23/2021[k]	274,709

The accompanying Notes to Financial Statements are an integral part of this schedule.

100

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Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (14.6%)	Value
Basic Materials (0.3%) - continued
	Teck Resources, Ltd.
$395,000	6.125%, 10/1/2035	$419,688
	United States Steel Corporation
345,000	6.250%, 3/15/2026	342,413
	Vale Overseas, Ltd.
130,000	6.250%, 8/10/2026	143,377
160,000	6.875%, 11/21/2036	185,504
130,000	6.875%, 11/10/2039	151,723
	Westlake Chemical Corporation
168,000	3.600%, 8/15/2026	159,237
	WestRock Company
215,000	3.750%, 3/15/2025[k]	211,153

	Total	6,987,652

Capital Goods (0.3%)
	AECOM
360,000	5.875%, 10/15/2024	374,886
	Ardagh Packaging Finance plc
290,000	6.000%, 2/15/2025[k]	293,263
	Ashtead Capital, Inc.
270,000	4.125%, 8/15/2025[k]	256,500
	Bombardier, Inc.
365,000	7.500%, 3/15/2025[k]	379,600
	Building Materials Corporation of America
255,000	6.000%, 10/15/2025[k]	264,563
	CEMEX SAB de CV
320,000	6.125%, 5/5/2025[k]	331,200
	Cintas Corporation No. 2
135,000	3.700%, 4/1/2027	132,446
	CNH Industrial Capital, LLC
330,000	4.375%, 11/6/2020	336,600
200,000	4.875%, 4/1/2021	206,632
	CNH Industrial NV
250,000	3.850%, 11/15/2027	238,877
	Crown Americas Capital Corporation IV
275,000	4.500%, 1/15/2023	270,531
	Crown Cork & Seal Company, Inc.
280,000	7.375%, 12/15/2026	311,500
	Huntington Ingalls Industries, Inc.
300,000	3.483%, 12/1/2027[k]	283,872
	L3 Technologies, Inc.
333,000	3.950%, 5/28/2024	331,667
	Lockheed Martin Corporation
60,000	2.500%, 11/23/2020	59,289
184,000	3.600%, 3/1/2035	171,595
168,000	4.500%, 5/15/2036	174,258
46,000	6.150%, 9/1/2036	56,514
	Northrop Grumman Corporation
320,000	3.850%, 4/15/2045	292,497
	Owens-Brockway Glass Container, Inc.
375,000	5.000%, 1/15/2022[k]	380,625
	Pentair Finance SA
230,000	2.900%, 9/15/2018	230,141
	Republic Services, Inc.
130,000	2.900%, 7/1/2026	120,723
	Reynolds Group Issuer, Inc.
330,000	5.125%, 7/15/2023[k]	331,445
	Rockwell Collins, Inc.
345,000	2.800%, 3/15/2022	334,917
	Roper Industries, Inc.
229,000	2.050%, 10/1/2018	228,488
	Roper Technologies, Inc.
126,000	2.800%, 12/15/2021	123,146
	Siemens Financieringsmaatschappij NV
362,000	4.200%, 3/16/2047[k]	369,155
	Standard Industries, Inc.
150,000	5.500%, 2/15/2023[k]	154,828
	Textron, Inc.
150,000	7.250%, 10/1/2019	158,292
300,000	3.375%, 3/1/2028	281,633
	United Rentals North America, Inc.
255,000	5.500%, 7/15/2025	260,738
	United Technologies Corporation
230,000	4.050%, 5/4/2047	211,394

	Total	7,951,815

Collateralized Mortgage Obligations (0.5%)
	Angel Oak Mortgage Trust I, LLC
97,505	3.500%, 7/25/2046, Ser. 2016-1, Class A1*	97,426
	Bayview Opportunity Master Fund Trust
326,493	4.000%, 6/28/2054, Ser. 2017-SPL2, Class Ab,k	330,155
512,534	4.000%, 10/28/2064, Ser. 2017-SPL1, Class Ab,k	518,276
451,148	3.500%, 5/28/2069, Ser. 2011-2, Class A2[b,k]	450,754
	BCAP, LLC Trust
291,316	2.077%, (LIBOR 1M + 0.180%), 3/25/2037, Ser. 2007-AA1, Class 2A1[b]	279,442
	CIM Trust
1,300,000	5.000%, 9/25/2057, Ser. 2018-R3, Class A1*,b	1,349,018
	Citigroup Mortgage Loan Trust, Inc.
146,818	5.500%, 11/25/2035, Ser. 2005-9, Class 21A2	146,278
	CitiMortgage Alternative Loan Trust
472,587	5.750%, 4/25/2037, Ser. 2007-A4, Class 1A5	445,058
	COLT Mortgage Loan Trust
488,115	2.415%, 10/25/2047, Ser. 2017-2, Class A1Ab,k	488,808
	Countrywide Alternative Loan Trust
119,674	3.315%, 10/25/2035, Ser. 2005-43, Class 4A1[b]	105,457
96,573	6.500%, 8/25/2036, Ser. 2006-23CB, Class 2A3	63,219
91,735	6.000%, 1/25/2037, Ser. 2006-39CB, Class 1A16	89,646
435,767	5.500%, 5/25/2037, Ser. 2007-8CB, Class A1	363,249
430,048	7.000%, 10/25/2037, Ser. 2007-24, Class A10	278,656
	Countrywide Home Loans, Inc.
159,279	5.750%, 4/25/2037, Ser. 2007-3, Class A27	132,026

The accompanying Notes to Financial Statements are an integral part of this schedule.

101

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Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (14.6%)	Value
Collateralized Mortgage Obligations (0.5%) - continued
	Deutsche Alt-A Securities Mortgage Loan Trust
$116,720	6.000%, 10/25/2021, Ser. 2006-AR5, Class 23A	$106,581
	Federal Home Loan Mortgage Corporation
610,103	4.000%, 7/15/2031, Ser.- 4104, Class KIm	71,695
323,785	3.000%, 2/15/2033, Ser. 4170, Class IGm	36,666
	Federal National Mortgage Association
637,023	3.500%, 1/25/2033, Ser. 2012-150, Class YIm	82,890
	Impac Secured Assets Trust
677,905	2.137%, (LIBOR 1M + 0.240%), 9/25/2037, Ser. 2014-GC18, Class A3[b]	560,502
	J.P. Morgan Mortgage Trust
245,615	3.624%, 10/25/2036, Ser. 2006-A6, Class 1A2[b]	226,721
424,471	2.277%, (LIBOR 1M + 0.380%), 1/25/2037, Ser. 2006-S4, Class A8[b]	257,861
470,675	6.250%, 8/25/2037, Ser. 2007-S3, Class 1A10	302,889
	MASTR Alternative Loans Trust
127,252	6.500%, 7/25/2034, Ser. 2004-6, Class 6A1	128,475
245,564	2.347%, (LIBOR 1M + 0.450%), 12/25/2035, Ser. 2005-6, Class 2A1[b]	117,936
	Merrill Lynch Alternative Note Asset Trust
128,598	6.000%, 3/25/2037, Ser. 2007-F1, Class 2A1	105,105
	MortgageIT Trust
494,477	2.097%, (LIBOR 1M + 0.200%), 4/25/2036, Ser. 2006-1, Class 1A2[b]	439,161
	Preston Ridge Partners Mortgage Trust, LLC
821,366	3.470%, 9/25/2022, Ser. 2017-2A, Class A1*,l	816,529
	Pretium Mortgage Credit Partners, LLC
390,592	3.250%, 8/27/2032, Ser. 2017-NPL4, Class A1[k,l]	387,329
	Residential Accredit Loans, Inc. Trust
741,942	2.447%, (LIBOR 1M + 0.550%), 1/25/2037, Ser. 2007-3, Class A1Bb	590,088
	Residential Asset Securitization Trust
517,930	2.277%, (LIBOR 1M + 0.380%), 8/25/2037, Ser. 2007-A8, Class 2A3[b]	125,883
	Sequoia Mortgage Trust
263,751	3.822%, 9/20/2046, Ser. 2007-1, Class 4A1[b]	219,395
	Sunset Mortgage Loan Company, LLC
478,444	3.500%, 6/15/2047, Ser. 2017-NPL1, Class A*,l	473,518
154,070	3.844%, 7/16/2047, Ser. 2016-NPL1, Class A*,l	154,218
	TBW Mortgage-Backed Trust
1,074,455	5.965%, 7/25/2037, Ser. 2007-2, Class A1Ab	640,873
	Towd Point Mortgage Trust
379,244	2.750%, 10/25/2056, Ser. 2017-1, Class A1[b,k]	373,468
347,144	2.497%, (LIBOR 1M + 0.600%), 2/25/2057, Ser. 2017-5, Class A1[b,k]	348,642
	Verus Securitization Trust
300,049	2.853%, 1/25/2047, Ser. 2017-1A, Class A1*,b	299,289
455,182	2.485%, 7/25/2047, Ser. 2017-2A, Class A1*,b	450,253
	WaMu Mortgage Pass Through Certificates
72,220	3.299%, 9/25/2036, Ser. 2006-AR10, Class 1A2[b]	69,914
153,739	3.330%, 10/25/2036, Ser. 2006-AR12, Class 1A1[b]	149,503
	Washington Mutual Mortgage Pass Through Certificates Trust
283,740	7.000%, 2/25/2036, Ser. 2006-1, Class 2CB1	233,837
450,402	2.128%, (12 MTA + 0.750%), 2/25/2047, Ser. 2007-OA3, Class 2Ab	378,485

	Total	13,285,174

Commercial Mortgage-Backed Securities (0.5%)
	CSAIL Commercial Mortgage Trust
750,000	3.504%, 6/15/2057, Ser. 2015-C2, Class A4	742,584
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
420,220	2.776%, 3/25/2023, Ser. K724, Class A1[n]	416,546
650,000	3.002%, 1/25/2024, Ser. K725, Class A2	645,012
1,625,000	3.430%, 1/25/2027, Ser. K063, Class A2[b]	1,627,467
750,000	3.650%, 2/25/2028, Ser. K075, Class A2[b]	760,538
	Federal National Mortgage Association - ACES
475,000	2.568%, 12/25/2026, Ser. 2017-M3, Class A2[b]	442,215
700,000	2.877%, 2/25/2027, Ser. 2017-M2, Class A2[b]	667,885
950,000	2.961%, 2/25/2027, Ser. 2017-M7, Class A2[b]	913,766
	Federal National Mortgage Association Grantor Trust
924,636	2.898%, 6/25/2027, Ser. 2017-T1, Class An	872,799
	GS Mortgage Securities Trust
500,000	3.801%, 1/10/2047, Ser. 2015-23A, Class AR	508,159
700,000	3.666%, 9/10/2047, Ser. 2104-GC24, Class A4	705,303

The accompanying Notes to Financial Statements are an integral part of this schedule.

102

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (14.6%)	Value
Commercial Mortgage-Backed Securities (0.5%) -continued
$825,000	3.244%, 10/10/2048, Ser. 2015-GC34, Class A3	$803,644
800,000	3.470%, 11/10/2048, Ser. 2015-GS1, Class A2	790,920
	JPMBB Commercial Mortgage Securities Trust
325,000	3.231%, 1/15/2048, Ser. 2014-C26, Class A3	318,667
	Morgan Stanley Bank of America Merrill Lynch Trust
1,250,000	3.473%, 12/15/2047, Ser. 2015-C27, Class A3	1,235,990
	SCG Trust
150,000	3.547%, (LIBOR 1M + 1.650%), 11/15/2026, Ser. 2013-SRP1, Class Ab,k	150,000
	UBS Commercial Mortgage Trust
583,575	3.400%, 5/10/2045, Ser. 2012-C1, Class A3	584,757
	WFRBS Commercial Mortgage Trust
447,468	2.870%, 11/15/2045, Ser. 2012-C9, Class A3	438,568

	Total	12,624,820

Communications Services (0.6%)
	21st Century Fox America, Inc.
190,000	6.900%, 3/1/2019	196,583
435,000	6.400%, 12/15/2035	539,762
	Altice Financing SA
295,000	6.625%, 2/15/2023[k]	295,000
	AMC Networks, Inc.
255,000	5.000%, 4/1/2024	249,262
	America Movil SAB de CV
90,000	5.000%, 10/16/2019	92,502
	American Tower Corporation
210,000	3.300%, 2/15/2021	209,144
	AT&T, Inc.
65,000	5.875%, 10/1/2019	67,672
60,000	3.232%, (LIBOR 3M + 0.930%), 6/30/2020[b]	60,731
135,000	3.800%, 3/1/2024	134,044
525,000	3.400%, 8/14/2024	530,250
597,000	3.900%, 8/14/2027	602,947
118,000	4.100%, 2/15/2028[k]	114,591
97,000	4.300%, 2/15/2030[k]	93,771
180,000	5.250%, 3/1/2037	183,117
530,000	4.900%, 8/15/2037[k]	518,982
126,000	6.350%, 3/15/2040	142,871
125,000	5.550%, 8/15/2041	130,702
95,000	4.750%, 5/15/2046	88,293
	British Sky Broadcasting Group plc
110,000	2.625%, 9/16/2019[k]	109,383
184,000	3.125%, 11/26/2022[k]	180,915
	CCO Holdings, LLC
400,000	5.875%, 4/1/2024[k]	406,004
	CenturyLink, Inc.
285,000	6.450%, 6/15/2021	291,234
	Charter Communications Operating, LLC
77,000	6.834%, 10/23/2055	85,286
113,000	3.579%, 7/23/2020	113,282
250,000	4.200%, 3/15/2028	235,327
640,000	6.484%, 10/23/2045	689,372
	Clear Channel Worldwide Holdings, Inc.
280,000	6.500%, 11/15/2022	286,650
	Comcast Corporation
140,000	2.750%, 3/1/2023	135,528
360,000	4.400%, 8/15/2035	362,087
58,000	4.650%, 7/15/2042	58,754
93,000	4.750%, 3/1/2044	95,460
	Cox Communications, Inc.
250,000	3.350%, 9/15/2026[k]	234,317
92,000	4.600%, 8/15/2047[k]	86,305
	Crown Castle International Corporation
196,000	3.400%, 2/15/2021	196,126
371,000	5.250%, 1/15/2023	391,273
184,000	3.200%, 9/1/2024	174,842
	CSC Holdings, LLC
35,000	5.500%, 4/15/2027[k]	33,593
	Digicel, Ltd.
480,000	6.000%, 4/15/2021*	456,600
	Discovery Communications, LLC
230,000	4.900%, 3/11/2026	235,759
380,000	5.000%, 9/20/2037	371,346
	Gray Television, Inc.
295,000	5.875%, 7/15/2026[k]	283,937
	Intelsat Jackson Holdings SA
420,000	8.000%, 2/15/2024[k]	443,100
	Level 3 Communications, Inc.
360,000	5.375%, 1/15/2024	356,400
	Level 3 Financing, Inc.
130,000	5.375%, 5/1/2025	128,011
	Moody’s Corporation
116,000	2.750%, 12/15/2021	113,363
	Neptune Finco Corporation
310,000	10.875%, 10/15/2025[k]	363,475
	Nexstar Escrow Corporation
138,000	5.625%, 8/1/2024[k]	135,930
	Omnicom Group, Inc.
85,000	3.600%, 4/15/2026	81,303
	S&P Global, Inc.
168,000	3.300%, 8/14/2020	168,274
	SES Global Americas Holdings GP
135,000	2.500%, 3/25/2019[k]	134,043
	SFR Group SA
435,000	6.000%, 5/15/2022[k]	430,085
	Sprint Communications, Inc.
230,000	6.000%, 11/15/2022	234,888
	Sprint Corporation
265,000	7.625%, 2/15/2025[j]	278,913
	Telecom Italia SPA
260,000	5.303%, 5/30/2024[k]	264,810
	Telefonica Emisiones SAU
275,000	4.665%, 3/6/2038	272,045
	Time Warner Entertainment Company, LP
160,000	8.375%, 3/15/2023	188,386
	Verizon Communications, Inc.
280,000	3.500%, 11/1/2021	282,238
378,000	5.150%, 9/15/2023	406,336
452,000	3.376%, 2/15/2025	438,780

The accompanying Notes to Financial Statements are an integral part of this schedule.

103

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (14.6%)	Value
Communications Services (0.6%) - continued
$117,000	4.272%, 1/15/2036	$109,177
368,000	4.862%, 8/21/2046	358,366
278,000	4.522%, 9/15/2048	256,722
	Viacom, Inc.
90,000	4.250%, 9/1/2023	90,470
200,000	6.875%, 4/30/2036	231,905
126,000	5.850%, 9/1/2043	134,656
	Virgin Media Secured Finance plc
285,000	5.250%, 1/15/2026[k]	271,463
	Windstream Services, LLC
260,000	8.625%, 10/31/2025[k]	238,550

	Total	16,175,293

Consumer Cyclical (0.5%)
	Amazon.com, Inc.
115,000	3.150%, 8/22/2027[k]	110,092
230,000	3.875%, 8/22/2037[k]	226,264
138,000	4.050%, 8/22/2047[k]	136,203
	American Honda Finance Corporation
195,000	2.000%, 2/14/2020	191,933
	Aptiv plc
210,000	3.150%, 11/19/2020	208,828
	Cinemark USA, Inc.
460,000	4.875%, 6/1/2023	454,825
	CVS Health Corporation
550,000	4.875%, 7/20/2035	558,402
	D.R. Horton, Inc.
220,000	2.550%, 12/1/2020	215,873
	Daimler Finance North America, LLC
168,000	2.979%, (LIBOR 3M + 0.620%), 10/30/2019[b,k]	169,018
250,000	3.203%, (LIBOR 3M + 0.550%), 5/4/2021[b,e,k]	250,000
	Delphi Jersey Holdings plc
345,000	5.000%, 10/1/2025[k]	331,847
	Ford Motor Credit Company, LLC
200,000	2.551%, 10/5/2018	200,009
200,000	2.943%, 1/8/2019	200,155
170,000	2.262%, 3/28/2019	169,078
84,000	2.459%, 3/27/2020	82,738
63,000	3.200%, 1/15/2021	62,430
200,000	3.565%, (LIBOR 3M + 1.270%), 3/28/2022[b]	203,308
350,000	2.979%, 8/3/2022	336,177
	General Motors Financial Company, Inc.
70,000	3.272%, (LIBOR 3M + 0.930%), 4/13/2020[b]	70,645
126,000	3.700%, 11/24/2020	126,810
84,000	4.200%, 3/1/2021	85,482
275,000	3.188%, (LIBOR 3M + 0.850%), 4/9/2021[b]	276,949
230,000	3.150%, 6/30/2022	223,899
84,000	3.950%, 4/13/2024	82,414
135,000	4.300%, 7/13/2025	132,695
	Home Depot, Inc.
215,000	5.400%, 9/15/2040	253,321
126,000	4.250%, 4/1/2046	128,367
230,000	3.900%, 6/15/2047	222,542
	Hyundai Capital America
66,000	2.400%, 10/30/2018[k]	65,750
220,000	2.550%, 4/3/2020[k]	216,234
126,000	3.000%, 10/30/2020[k]	124,289
	Jaguar Land Rover Automotive plc
275,000	5.625%, 2/1/2023[k]	278,094
	KB Home
140,000	4.750%, 5/15/2019	140,700
	L Brands, Inc.
275,000	5.625%, 2/15/2022	285,340
	Landry’s, Inc.
300,000	6.750%, 10/15/2024[k]	304,500
	Lear Corporation
175,000	5.250%, 1/15/2025	184,243
	Lennar Corporation
275,000	4.875%, 12/15/2023	275,687
145,000	4.500%, 4/30/2024	141,375
	Live Nation Entertainment, Inc.
210,000	4.875%, 11/1/2024[k]	205,537
	Macy’s Retail Holdings, Inc.
348,000	2.875%, 2/15/2023	325,685
	Mastercard, Inc.
320,000	3.950%, 2/26/2048	322,266
	McDonald’s Corporation
125,000	2.750%, 12/9/2020	124,475
168,000	2.625%, 1/15/2022	164,923
275,000	4.450%, 3/1/2047	274,519
	MGM Resorts International
360,000	6.000%, 3/15/2023	376,200
	Navistar International Corporation
345,000	6.625%, 11/1/2025[k]	357,938
	Netflix, Inc.
370,000	4.875%, 4/15/2028[k]	349,650
	New Red Finance, Inc.
305,000	4.250%, 5/15/2024[k]	290,131
	Nissan Motor Acceptance Corporation
150,000	2.150%, 9/28/2020[k]	146,248
	Prime Security Services Borrower, LLC
316,000	9.250%, 5/15/2023[k]	339,305
	Scientific Games International, Inc.
335,000	5.000%, 10/15/2025[k]	323,593
	Six Flags Entertainment Corporation
300,000	4.875%, 7/31/2024[k]	292,500
	Toll Brothers Finance Corporation
74,000	4.000%, 12/31/2018	74,000
	VOC Escrow, Ltd.
345,000	5.000%, 2/15/2028[k]	333,788
	Wabash National Corporation
475,000	5.500%, 10/1/2025[k]	463,125

	Total	12,490,399

Consumer Non-Cyclical (0.7%)
	Abbott Laboratories
230,000	2.900%, 11/30/2021	227,023
105,000	3.400%, 11/30/2023	103,619
140,000	3.750%, 11/30/2026	137,907
381,000	4.750%, 11/30/2036	402,669
185,000	4.900%, 11/30/2046	198,694
	AbbVie, Inc.
290,000	2.500%, 5/14/2020	286,532
210,000	3.600%, 5/14/2025	203,739

The accompanying Notes to Financial Statements are an integral part of this schedule.

104

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (14.6%)	Value
Consumer Non-Cyclical (0.7%) - continued
$105,000	4.700%, 5/14/2045	$103,000
210,000	4.450%, 5/14/2046	200,697
	Altria Group, Inc.
84,000	2.850%, 8/9/2022	81,825
105,000	2.625%, 9/16/2026	94,936
	Amgen, Inc.
276,000	2.200%, 5/11/2020	271,521
84,000	2.700%, 5/1/2022	81,464
125,000	3.125%, 5/1/2025	119,394
198,000	3.200%, 11/2/2027	184,883
594,000	4.400%, 5/1/2045	576,142
	Anheuser-Busch InBev Finance, Inc.
90,000	3.033%, (LIBOR 3M + 1.260%), 2/1/2021[b]	92,714
309,000	3.650%, 2/1/2026	301,682
336,000	4.700%, 2/1/2036	345,285
	Anheuser-Busch InBev Worldwide, Inc.
550,000	4.750%, 4/15/2058	548,348
64,000	3.750%, 1/15/2022	65,055
170,000	3.052%, (LIBOR 3M + 0.740%), 1/12/2024[b]	172,689
290,000	4.375%, 4/15/2038	284,122
290,000	4.600%, 4/15/2048	285,991
	BAT Capital Corporation
92,000	2.297%, 8/14/2020[k]	90,007
138,000	3.222%, 8/15/2024[k]	130,969
184,000	4.540%, 8/15/2047[k]	172,998
	BAT International Finance plc
80,000	2.635%, (LIBOR 3M + 0.510%), 6/15/2018[b,k]	80,012
	Baxalta, Inc.
395,000	4.000%, 6/23/2025	386,204
	Bayer U.S. Finance, LLC
126,000	3.375%, 10/8/2024[k]	122,412
	Becton, Dickinson and Company
196,000	3.734%, 12/15/2024	191,061
138,000	4.669%, 6/6/2047	134,277
	Boston Scientific Corporation
75,000	6.000%, 1/15/2020	78,313
125,000	3.850%, 5/15/2025	124,182
126,000	7.375%, 1/15/2040	167,775
	Bunge, Ltd. Finance Corporation
108,000	8.500%, 6/15/2019	114,202
70,000	3.500%, 11/24/2020	70,041
	Campbell Soup Company
275,000	3.950%, 3/15/2025	271,215
	Cardinal Health, Inc.
92,000	3.079%, 6/15/2024	87,040
	Celgene Corporation
370,000	2.875%, 8/15/2020	367,383
	Church & Dwight Company, Inc.
50,000	2.450%, 12/15/2019	49,559
	Clorox Company
300,000	3.100%, 10/1/2027	284,471
	Constellation Brands, Inc.
210,000	3.600%, 2/15/2028	199,170
	CVS Health Corporation
40,000	2.250%, 8/12/2019	39,668
52,000	3.350%, 3/9/2021	52,100
104,000	3.700%, 3/9/2023	103,600
270,000	4.100%, 3/25/2025	268,819
215,000	4.780%, 3/25/2038	212,073
	EMD Finance, LLC
96,000	2.950%, 3/19/2022[k]	94,012
	Energizer Holdings, Inc.
320,000	5.500%, 6/15/2025[k]	317,600
	Envision Healthcare Corporation
365,000	5.125%, 7/1/2022[k]	360,437
	Express Scripts Holding Company
84,000	3.000%, 7/15/2023	79,806
	Forest Laboratories, LLC
49,000	4.875%, 2/15/2021[k]	50,524
	Grupo Bimbo SAB de CV
200,000	4.700%, 11/10/2047[k]	184,940
	H. J. Heinz Company
125,000	3.500%, 7/15/2022	123,966
	HCA, Inc.
205,000	5.250%, 6/15/2026	206,025
125,000	4.500%,2/15/2027	119,375
	Imperial Tobacco Finance plc
170,000	2.950%, 7/21/2020[k]	168,473
	JBS USA, LLC
275,000	5.750%, 6/15/2025[k]	258,418
	Johnson & Johnson
250,000	2.900%, 1/15/2028	236,538
	Kimberly-Clark Corporation
230,000	3.900%, 5/4/2047	224,136
	Kraft Foods Group, Inc.
168,000	5.000%, 6/4/2042	163,918
	Kroger Company
115,000	2.800%, 8/1/2022	111,204
	Laboratory Corporation of America Holdings
60,000	2.625%, 2/1/2020	59,451
	Mead Johnson Nutrition Company
84,000	3.000%, 11/15/2020	83,783
	Medtronic, Inc.
665,000	4.375%, 3/15/2035	687,003
90,000	4.625%, 3/15/2045	94,986
	Merck & Company, Inc.
65,000	2.186%, (LIBOR 3M + 0.375%), 2/10/2020[b]	65,365
30,000	3.700%, 2/10/2045	28,561
	Mondelez International Holdings Netherlands BV
195,000	2.000%, 10/28/2021[k]	185,648
	Mondelez International, Inc.
91,000	2.293%, (LIBOR 3M + 0.520%), 2/1/2019[b]	91,197
	Mylan NV
45,000	3.150%, 6/15/2021	44,166
84,000	5.250%, 6/15/2046	81,506
	Mylan, Inc.
175,000	4.550%, 4/15/2028[k]	171,330
	Newell Rubbermaid, Inc.
126,000	5.500%, 4/1/2046	130,273
	PepsiCo, Inc.
168,000	2.850%, 2/24/2026	159,817
	Pilgrim’s Pride Corporation
335,000	5.750%, 3/15/2025[k]	327,463
	Post Holdings, Inc.
290,000	5.500%, 3/1/2025[k]	284,925

The accompanying Notes to Financial Statements are an integral part of this schedule.

105

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (14.6%)	Value
Consumer Non-Cyclical (0.7%) - continued
	Reynolds American, Inc.
$257,000	5.700%, 8/15/2035	$283,059
	Roche Holdings, Inc.
130,000	4.000%, 11/28/2044[k]	130,967
	Shire Acquisitions Investments Ireland Designated Activity Company
264,000	2.400%, 9/23/2021	253,204
	Simmons Foods, Inc.
340,000	5.750%, 11/1/2024[k]	289,564
	Smithfield Foods, Inc.
215,000	2.700%, 1/31/2020[k]	211,643
165,000	2.650%, 10/3/2021[k]	157,121
	Tenet Healthcare Corporation
315,000	8.125%, 4/1/2022	327,994
	Thermo Fisher Scientific, Inc.
63,000	3.000%, 4/15/2023	61,018
	TreeHouse Foods, Inc.
185,000	4.875%, 3/15/2022	183,613
	Tyson Foods, Inc.
92,000	3.550%, 6/2/2027	87,290
	VRX Escrow Corporation
570,000	6.125%, 4/15/2025[k]	514,123
	Zimmer Biomet Holdings, Inc.
340,000	2.928%, (LIBOR 3M + 0.750%), 3/19/2021[b]	340,573
	Zoetis, Inc.
288,000	4.700%, 2/1/2043	299,176

	Total	17,501,673

Energy (0.6%)
	Alliance Resource Operating Partners, LP
285,000	7.500%, 5/1/2025[k]	300,675
	Anadarko Petroleum Corporation
275,000	4.850%, 3/15/2021	284,816
	Antero Resources Corporation
290,000	5.125%, 12/1/2022	291,450
	BP Capital Markets plc
252,000	3.535%, 11/4/2024	251,164
45,000	3.119%, 5/4/2026	43,049
350,000	3.279%, 9/19/2027	335,413
	Buckeye Partners, LP
107,000	2.650%, 11/15/2018	107,011
	Canadian Natural Resources, Ltd.
200,000	3.450%, 11/15/2021	200,050
85,000	6.250%, 3/15/2038	101,419
	Canadian Oil Sands, Ltd.
125,000	9.400%, 9/1/2021[k]	143,592
	Cenovus Energy, Inc.
185,000	3.800%, 9/15/2023	180,891
164,000	5.200%, 9/15/2043	156,928
	Cheniere Corpus Christi Holdings, LLC
255,000	5.875%, 3/31/2025	262,895
	Cheniere Energy Partners, LP
340,000	5.250%, 10/1/2025[k]	332,350
	Columbia Pipeline Group, Inc.
165,000	2.450%, 6/1/2018	164,977
	Concho Resources, Inc.
115,000	4.375%, 1/15/2025	116,090
	ConocoPhillips
230,000	6.500%, 2/1/2039	299,828
	Continental Resources, Inc.
230,000	5.000%, 9/15/2022	233,450
	El Paso Pipeline Partners Operating Company, LLC
135,000	4.300%, 5/1/2024	134,731
	Enbridge Energy Partners, LP
230,000	5.875%, 10/15/2025	250,863
	Enbridge, Inc.
175,000	2.900%, 7/15/2022	168,953
	Encana Corporation
40,000	3.900%, 11/15/2021	40,282
	Energy Transfer Equity, LP
275,000	5.500%, 6/1/2027	275,000
	Energy Transfer, LP
168,000	4.650%, 6/1/2021	172,247
90,000	4.900%, 3/15/2035	84,728
125,000	5.150%, 2/1/2043	112,563
	EnLink Midstream Partners, LP
85,000	4.150%, 6/1/2025	82,260
63,000	4.850%, 7/15/2026	62,923
	Enterprise Products Operating, LLC
48,000	5.100%, 2/15/2045	50,747
	EQT Corporation
55,000	8.125%, 6/1/2019	57,871
150,000	4.875%, 11/15/2021	155,442
274,000	3.900%, 10/1/2027	260,668
	Exxon Mobil Corporation
70,000	4.114%, 3/1/2046	71,406
	Hess Corporation
273,000	3.500%, 7/15/2024	260,849
150,000	6.000%, 1/15/2040	156,364
	Kinder Morgan Energy Partners, LP
130,000	3.500%, 3/1/2021	129,713
225,000	6.500%, 9/1/2039	250,355
	Kinder Morgan, Inc.
255,000	6.500%, 9/15/2020	272,645
	Magellan Midstream Partners, LP
120,000	5.000%, 3/1/2026	127,424
	Marathon Oil Corporation
126,000	2.700%, 6/1/2020	124,136
325,000	6.600%, 10/1/2037	392,562
	Marathon Petroleum Corporation
65,000	3.400%, 12/15/2020	65,248
184,000	6.500%, 3/1/2041	220,256
	MPLX, LP
276,000	4.875%, 6/1/2025	285,484
130,000	4.125%, 3/1/2027	126,711
	Nabors Industries, Inc.
285,000	5.750%, 2/1/2025[k]	270,037
	Newfield Exploration Company
250,000	5.625%, 7/1/2024	265,000
	Noble Energy, Inc.
73,000	5.625%, 5/1/2021	74,226
	ONEOK Partners, LP
160,000	3.800%, 3/15/2020	160,927
	ONEOK, Inc.
320,000	7.500%, 9/1/2023	370,641
	Parsley Energy, LLC
145,000	5.625%, 10/15/2027[k]	146,812

The accompanying Notes to Financial Statements are an integral part of this schedule.

106

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (14.6%)	Value
Energy (0.6%) - continued
	PBF Holding Company, LLC
$260,000	7.250%, 6/15/2025	$269,750
	Petrobras Global Finance BV
146,000	8.375%, 5/23/2021	164,451
230,000	6.250%, 3/17/2024	241,960
	Petroleos Mexicanos
175,000	6.000%, 3/5/2020	181,562
56,000	2.378%, 4/15/2025	54,613
110,000	6.750%, 9/21/2047	106,370
	Phillips 66
205,000	3.900%, 3/15/2028	201,337
	Pioneer Natural Resources Company
85,000	4.450%, 1/15/2026	87,577
	Plains All American Pipeline, LP
225,000	5.000%, 2/1/2021	231,554
	Regency Energy Partners, LP
168,000	5.875%, 3/1/2022	178,145
275,000	5.000%, 10/1/2022	283,898
	Sabine Pass Liquefaction, LLC
135,000	6.250%, 3/15/2022	145,682
160,000	5.625%, 4/15/2023	170,466
185,000	5.750%, 5/15/2024	198,538
275,000	5.625%, 3/1/2025	292,743
	Shell International Finance BV
60,000	2.261%, (LIBOR 3M + 0.450%), 5/11/2020[b]	60,480
	Southwestern Energy Company
340,000	7.500%, 4/1/2026	349,350
	SRC Energy, Inc.
205,000	6.250%, 12/1/2025[k]	207,050
	Suncor Energy, Inc.
95,000	3.600%, 12/1/2024	93,647
	Sunoco Logistics Partners Operations, LP
75,000	4.400%, 4/1/2021	76,354
	Sunoco, LP
120,000	5.500%, 2/15/2026[k]	115,800
185,000	5.875%, 3/15/2028[k]	179,681
	Tallgrass Energy Partners, LP
515,000	5.500%, 1/15/2028[k]	513,712
	Tesoro Corporation
276,000	4.750%, 12/15/2023	288,202
	Weatherford International, Ltd.
315,000	8.250%, 6/15/2023	296,100
	Western Gas Partners, LP
184,000	4.000%, 7/1/2022	182,296
105,000	4.500%, 3/1/2028	103,515
	Williams Companies, Inc.
250,000	7.500%, 1/15/2031	301,875
	Williams Partners, LP
105,000	4.000%, 11/15/2021	105,865
65,000	3.600%, 3/15/2022	64,392
115,000	4.500%, 11/15/2023	117,112
170,000	3.750%, 6/15/2027	159,755
185,000	6.300%, 4/15/2040	208,445
	Woodside Finance, Ltd.
240,000	3.650%, 3/5/2025[k]	233,555
95,000	3.700%, 3/15/2028[k]	90,674

	Total	16,042,628

Financials (1.7%)
	ABN AMRO Bank NV
200,000	4.750%, 7/28/2025[k]	202,515
	ACE INA Holdings, Inc.
125,000	4.350%, 11/3/2045	129,463
	AerCap Ireland Capital, Ltd.
80,000	3.750%, 5/15/2019	80,586
84,000	4.625%, 10/30/2020	86,157
230,000	5.000%, 10/1/2021	238,851
84,000	4.625%, 7/1/2022	85,971
175,000	3.500%, 1/15/2025	165,687
	Air Lease Corporation
33,000	2.625%, 9/4/2018	33,004
230,000	3.375%, 1/15/2019	230,712
205,000	2.500%, 3/1/2021	199,551
	Ally Financial, Inc.
180,000	3.750%, 11/18/2019	180,470
200,000	4.125%, 3/30/2020	201,000
	American Express Company
162,000	2.200%, 10/30/2020	158,447
	American Express Credit Corporation
130,000	2.728%, (LIBOR 3M + 0.550%), 3/18/2019[b]	130,485
276,000	1.875%, 5/3/2019	273,859
425,000	2.200%, 3/3/2020	419,626
	American International Group, Inc.
55,000	3.300%, 3/1/2021	54,779
126,000	4.125%, 2/15/2024	126,836
275,000	3.750%, 7/10/2025	269,159
255,000	3.900%, 4/1/2026	248,886
	Anthem, Inc.
230,000	4.625%, 5/15/2042	224,618
	Ares Capital Corporation
435,000	3.875%, 1/15/2020	437,054
	ASP AMC Merger Sub, Inc.
300,000	8.000%, 5/15/2025[k]	269,250
	Avalonbay Communities, Inc.
200,000	3.500%, 11/15/2025	194,819
	Aviation Capital Group, LLC
290,000	2.875%, 1/20/2022[k]	281,802
	Banco Santander SA
200,000	6.375%, 5/19/2019[b,o]	202,677
400,000	3.459%, (LIBOR 3M + 1.120%), 4/12/2023[b]	402,111
	Bank of America Corporation
110,000	3.178%, (LIBOR 3M + 0.870%), 4/1/2019[b]	110,812
120,000	2.369%, 7/21/2021[b]	117,710
142,000	2.328%, 10/1/2021[b]	138,750
200,000	3.300%, 1/11/2023	197,624
185,000	2.881%, 4/24/2023[b]	179,924
168,000	4.000%, 4/1/2024	170,253
515,000	4.000%, 1/22/2025	508,595
240,000	3.093%, 10/1/2025[b]	228,452
208,000	5.875%, 3/10/2026	248,829
126,000	3.500%, 4/19/2026	121,554
276,000	4.183%, 11/25/2027	267,846
185,000	3.824%, 1/20/2028[b]	180,050
	Bank of Montreal
225,000	2.802%, (LIBOR 3M + 0.460%), 4/13/2021[b]	225,894
	Bank of New York Mellon Corporation
210,000	2.500%, 4/15/2021	206,345

The accompanying Notes to Financial Statements are an integral part of this schedule.

107

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (14.6%)	Value
Financials (1.7%) - continued
	Bank of Nova Scotia
$435,000	2.799%, (LIBOR 3M + 0.440%), 4/20/2021[b]	$436,325
190,000	2.700%, 3/7/2022	185,137
	Bank of Tokyo-Mitsubishi UFJ, Ltd.
55,000	2.850%, 9/8/2021[k]	53,960
	Barclays Bank plc
42,000	10.179%, 6/12/2021[k]	49,126
	Barclays plc
90,000	2.750%, 11/8/2019	89,381
330,000	3.250%, 1/12/2021	327,018
260,000	3.684%, 1/10/2023	256,421
168,000	3.650%, 3/16/2025	160,223
	BB&T Corporation
55,000	3.063%, (LIBOR 3M + 0.715%), 1/15/2020[b]	55,448
	BPCE SA
350,000	3.500%, 10/23/2027[k]	327,186
	Capital One Financial Corporation
90,000	2.450%, 4/24/2019	89,732
161,000	2.500%, 5/12/2020	158,645
600,000	3.450%, 4/30/2021	599,968
168,000	3.050%, 3/9/2022	164,273
	Capital One NA
250,000	2.350%, 1/31/2020	246,179
	CBOE Holdings, Inc.
110,000	1.950%, 6/28/2019	108,586
	Cigna Corporation
380,000	3.050%, 10/15/2027	344,466
	CIT Group, Inc.
355,000	5.000%, 8/15/2022	362,988
	Citigroup, Inc.
90,000	3.101%, (LIBOR 3M + 0.770%), 4/8/2019[b]	90,411
170,000	2.700%, 3/30/2021	167,276
210,000	2.750%, 4/25/2022	204,095
89,000	4.050%, 7/30/2022	89,989
155,000	3.142%, 1/24/2023[b]	152,115
235,000	4.400%, 6/10/2025	234,577
168,000	3.200%, 10/21/2026	156,425
276,000	3.668%, 7/24/2028[b]	263,029
126,000	4.125%, 7/25/2028	121,237
250,000	3.520%, 10/27/2028[b]	234,648
320,000	3.878%, 1/24/2039[b]	297,068
	Citizens Bank NA
250,000	2.200%, 5/26/2020	244,342
	Commerzbank AG
230,000	8.125%, 9/19/2023[k]	265,946
	Commonwealth Bank of Australia
126,000	2.250%, 3/10/2020[k]	124,011
315,000	2.845%,(LIBOR 3M + 0.700%), 3/16/2023[b,k]	316,072
	Compass Bank
180,000	2.750%, 9/29/2019	179,056
	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA
227,000	3.950%, 11/9/2022	225,690
552,000	4.625%, 12/1/2023	564,630
	Credit Agricole SA
110,000	3.148%, (LIBOR 3M + 0.800%), 4/15/2019[b,k]	110,643
300,000	3.375%, 1/10/2022[k]	295,975
	Credit Suisse AG
73,000	5.400%, 1/14/2020	75,602
	Credit Suisse Group AG
250,000	2.997%, 12/14/2023[b,k]	240,168
250,000	3.869%, 1/12/2029[b,k]	236,988
	Credit Suisse Group Funding, Ltd.
252,000	2.750%, 3/26/2020	249,899
210,000	3.125%, 12/10/2020	208,738
168,000	3.750%, 3/26/2025	162,530
	DDR Corporation
220,000	4.625%, 7/15/2022	226,235
	Deutsche Bank AG
174,000	2.700%, 7/13/2020	170,629
252,000	3.375%, 5/12/2021	248,403
105,000	4.250%, 10/14/2021	105,972
330,000	4.875%, 12/1/2032[b]	303,831
	Deutsche Bank AG of New York
100,000	3.950%, 2/27/2023	98,505
	Digital Realty Trust LP
100,000	3.400%, 10/1/2020	100,208
	Discover Bank
190,000	8.700%, 11/18/2019	204,050
310,000	3.100%, 6/4/2020	308,428
	Duke Realty, LP
30,000	3.875%, 2/15/2021	30,462
90,000	4.375%, 6/15/2022	92,616
	ERP Operating, LP
32,000	3.375%, 6/1/2025	31,162
	European Investment Bank
165,000	1.875%, 3/15/2019	164,259
	Fifth Third Bancorp
52,000	2.875%, 7/27/2020	51,785
55,000	2.875%, 10/1/2021	54,214
150,000	2.600%, 6/15/2022	144,894
	Five Corners Funding Trust
230,000	4.419%, 11/15/2023[k]	237,525
	GE Capital International Funding Company
750,000	4.418%, 11/15/2035	716,527
	Goldman Sachs Group, Inc.
95,000	2.939%, (LIBOR 3M + 1.100%), 11/15/2018[b]	95,451
442,000	5.375%, 3/15/2020	460,141
75,000	3.522%, (LIBOR 3M + 1.160%), 4/23/2020[b]	76,106
325,000	5.375%, 5/10/2020[b,o]	332,706
566,000	5.250%, 7/27/2021	598,360
320,000	2.876%, 10/31/2022[b]	312,002
184,000	2.908%, 6/5/2023[b]	177,997
325,000	3.691%, 6/5/2028[b]	309,793
465,000	4.750%, 10/21/2045	471,644
	Hartford Financial Services Group, Inc.
369,000	5.125%, 4/15/2022	390,930
	HBOS plc
213,000	6.750%, 5/21/2018[k]	213,475
	HCP, Inc.
210,000	4.000%, 12/1/2022	210,804
60,000	3.400%, 2/1/2025	56,852
	HSBC Holdings plc
335,000	3.400%, 3/8/2021	335,840
200,000	6.875%, 6/1/2021[b,o]	212,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

108

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (14.6%)	Value
Financials (1.7%) - continued
$125,000	2.650%, 1/5/2022	$121,293
200,000	3.600%, 5/25/2023	199,579
200,000	3.900%, 5/25/2026	197,464
	HSBC USA, Inc.
280,000	2.350%, 3/5/2020	276,578
	Huntington National Bank
250,000	2.200%, 11/6/2018	249,543
	Icahn Enterprises, LP
125,000	6.750%, 2/1/2024	128,125
170,000	6.375%, 12/15/2025	170,638
	ING Groep NV
200,000	3.150%, 3/29/2022	197,229
	International Lease Finance Corporation
100,000	5.875%, 8/15/2022	106,869
	Intesa Sanpaolo SPA
350,000	3.125%, 7/14/2022[k]	337,180
	J.P. Morgan Chase & Company
60,000	2.250%, 1/23/2020	59,311
190,000	2.686%, (LIBOR 3M + 0.680%), 6/1/2021[b]	191,130
95,000	2.295%, 8/15/2021	92,303
210,000	4.500%, 1/24/2022	217,812
205,000	2.972%, 1/15/2023	199,640
126,000	3.200%, 1/25/2023	124,176
210,000	2.700%, 5/18/2023	201,197
95,000	3.589%, (LIBOR 3M + 1.230%), 10/24/2023[b]	97,205
120,000	3.625%, 5/13/2024	119,098
240,000	3.125%, 1/23/2025	228,572
470,000	3.900%, 7/15/2025	467,064
135,000	3.300%, 4/1/2026	128,297
275,000	3.882%, 7/24/2038[b]	255,370
	J.P. Morgan Chase Bank NA
650,000	3.086%, 4/26/2021[b]	649,384
	KeyCorp
100,000	2.900%, 9/15/2020	99,290
	Kimco Realty Corporation
368,000	3.300%, 2/1/2025	347,488
	Liberty Mutual Group, Inc.
84,000	4.950%, 5/1/2022[k]	87,819
	Liberty Property, LP
246,000	3.750%, 4/1/2025	240,857
	Lloyds Banking Group plc
250,000	2.907%, 11/7/2023[b]	240,657
	MetLife, Inc.
125,000	4.050%, 3/1/2045	117,367
	Mitsubishi UFJ Financial Group, Inc.
200,000	2.190%, 9/13/2021	192,287
310,000	3.455%, 3/2/2023	307,608
230,000	3.287%, 7/25/2027	218,704
	Morgan Stanley
84,000	5.550%, 7/15/2020[b,o]	86,100
555,000	2.500%, 4/21/2021	542,212
210,000	2.625%, 11/17/2021	204,380
85,000	3.539%, (LIBOR 3M + 1.180%), 1/20/2022[b]	86,282
207,000	2.750%, 5/19/2022	200,759
65,000	4.875%, 11/1/2022	67,462
210,000	3.125%, 1/23/2023	205,165
100,000	4.000%, 7/23/2025	99,612
210,000	4.350%, 9/8/2026	208,456
276,000	3.591%, 7/22/2028[b]	262,102
250,000	3.772%, 1/24/2029[b]	240,007
	MPT Operating Partnership, LP
275,000	6.375%, 3/1/2024	288,750
	Nasdaq, Inc.
110,000	3.850%, 6/30/2026	106,712
	National City Corporation
203,000	6.875%, 5/15/2019	211,347
	New York Life Global Funding
138,000	2.300%, 6/10/2022[k]	132,508
	Park Aerospace Holdings, Ltd.
165,000	5.500%, 2/15/2024[k]	160,256
	Prudential Financial, Inc.
55,000	2.350%, 8/15/2019	54,663
	Quicken Loans, Inc.
445,000	5.750%, 5/1/2025[k]	436,100
	Realty Income Corporation
185,000	4.125%, 10/15/2026	182,710
	Regency Centers, LP
320,000	4.125%, 3/15/2028	314,259
	Regions Bank
71,000	7.500%, 5/15/2018	71,125
	Regions Financial Corporation
125,000	2.250%, 9/14/2018	124,810
126,000	3.200%, 2/8/2021	125,433
	Reinsurance Group of America, Inc.
81,000	5.000%, 6/1/2021	84,223
	Reliance Standard Life Global Funding II
85,000	2.500%, 4/24/2019[k]	84,565
	Royal Bank of Scotland Group plc
230,000	8.625%, 8/15/2021[b,o]	251,850
200,000	3.875%, 9/12/2023	196,572
	Santander UK Group Holdings plc
147,000	2.875%, 10/16/2020	145,369
	Simon Property Group, LP
55,000	2.500%, 9/1/2020	54,259
140,000	2.750%, 2/1/2023	134,847
168,000	4.250%, 11/30/2046	161,609
	Skandinaviska Enskilda Banken AB
135,000	2.375%, 3/25/2019[k]	134,438
	Societe Generale SA
138,000	4.750%, 11/24/2025[k]	139,131
	Standard Chartered plc
162,000	2.100%, 8/19/2019[k]	159,764
	State Street Corporation
85,000	2.785%, (LIBOR 3M + 0.900%), 8/18/2020[b]	86,439
	Sumitomo Mitsui Financial Group, Inc.
170,000	2.784%, 7/12/2022	164,831
150,000	3.102%, 1/17/2023	146,256
126,000	3.010%, 10/19/2026	117,627
	Sumitomo Mitsui Trust Bank, Ltd.
240,000	1.950%, 9/19/2019[k]	236,230
	SunTrust Banks, Inc.
180,000	2.250%, 1/31/2020	177,697
	Svenska Handelsbanken AB
120,000	2.668%, (LIBOR 3M + 0.490%), 6/17/2019[b]	120,444

The accompanying Notes to Financial Statements are an integral part of this schedule.

109

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (14.6%)	Value
Financials (1.7%) - continued
	Synchrony Financial
$321,000	3.000%, 8/15/2019	$320,265
50,000	3.017%, (LIBOR 3M + 1.230%), 2/3/2020[b]	50,611
55,000	4.250%, 8/15/2024	54,093
	Toronto-Dominion Bank
65,000	3.037%, (LIBOR 3M + 0.930%), 12/14/2020[b]	66,106
	UBS Group Funding Jersey, Ltd.
230,000	3.000%, 4/15/2021[k]	226,927
126,000	4.125%, 9/24/2025[k]	125,259
	UBS Group Funding Switzerland AG
200,000	3.491%, 5/23/2023[k]	196,398
	UnitedHealth Group, Inc.
30,000	3.350%, 7/15/2022	30,032
250,000	2.950%, 10/15/2027	233,339
380,000	4.625%, 7/15/2035	405,205
	USB Realty Corporation
50,000	3.495%, (LIBOR 3M + 1.147%), 1/15/2022[b,k,o]	45,125
	Ventas Realty, LP
195,000	3.100%, 1/15/2023	189,457
260,000	4.000%, 3/1/2028	250,151
	Voya Financial, Inc.
342,000	3.125%, 7/15/2024	324,386
	Wells Fargo & Company
75,000	3.039%, (LIBOR 3M + 0.680%), 1/30/2020[b]	75,455
170,000	2.550%, 12/7/2020	167,498
205,000	2.625%, 7/22/2022	196,911
225,000	3.069%, 1/24/2023	218,940
168,000	3.450%, 2/13/2023	164,414
125,000	3.000%, 2/19/2025	117,337
175,000	3.000%, 4/22/2026	161,455
168,000	3.000%, 10/23/2026	154,428
323,000	4.900%, 11/17/2045	326,548
	Welltower, Inc.
360,000	4.000%, 6/1/2025	352,921

	Total	43,828,797

Foreign Government (<0.1%)
	Argentina Government International Bond
150,000	7.500%, 4/22/2026	157,200
	Export-Import Bank of Korea
75,000	2.250%, 1/21/2020	73,697
	Kommunalbanken AS
125,000	1.500%, 10/22/2019[k]	122,986

	Total	353,883

Mortgage-Backed Securities (4.1%)
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
8,775,000	4.000%, 5/1/2048[e]	8,935,418
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
589,007	3.000%, 3/15/2045, Ser. 4741, Class GA	578,871
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
9,050,000	3.500%, 5/1/2030[e]	9,153,226
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
268,890	1.776%, (LIBOR 12M + 1.550%), 7/1/2043[b]	276,935
128,836	1.992%, (LIBOR 12M + 1.540%), 7/1/2043[b]	131,928
95,786	2.021%, (LIBOR 12M + 1.530%), 8/1/2043[b]	98,072
15,200,000	3.000%, 5/1/2048[e]	14,649,000
33,650,000	3.500%, 5/1/2048[e]	33,387,109
24,900,000	4.000%, 5/1/2048[e]	25,347,423
13,125,000	4.500%, 5/1/2048[e]	13,662,305
	U.S. Residential Opportunity Fund Trust
116,382	3.352%, 11/27/2037, Ser. 2017-1A, Class Ak	115,853

	Total	106,336,140

Technology (0.4%)
	Amphenol Corporation
69,000	2.550%, 1/30/2019	68,919
	Apple, Inc.
60,000	2.120%, (LIBOR 3M + 0.300%), 5/6/2020[b]	60,232
115,000	3.000%, 2/9/2024	112,588
183,000	3.200%, 5/11/2027	176,462
250,000	3.000%, 6/20/2027	237,494
400,000	3.000%, 11/13/2027	377,864
250,000	4.500%, 2/23/2036	267,052
126,000	4.650%, 2/23/2046	135,074
225,000	4.250%, 2/9/2047	225,276
335,000	3.750%, 9/12/2047	312,606
	Applied Materials, Inc.
92,000	3.300%, 4/1/2027	89,032
	Avnet, Inc.
125,000	3.750%, 12/1/2021	124,079
	Baidu, Inc.
225,000	3.000%, 6/30/2020	222,637
	Broadcom Corporation
535,000	3.875%, 1/15/2027	510,276
440,000	3.500%, 1/15/2028	404,034
	CDK Global, Inc.
165,000	4.875%, 6/1/2027	158,400
	Cisco Systems, Inc.
80,000	2.506%, (LIBOR 3M + 0.500%), 3/1/2019[b]	80,319
	CommScope Technologies Finance, LLC
245,000	6.000%, 6/15/2025[k]	252,350
	Diamond 1 Finance Corporation
105,000	3.480%, 6/1/2019[k]	105,233
400,000	4.420%, 6/15/2021[k]	407,400
230,000	5.450%, 6/15/2023[k]	241,842
330,000	6.020%, 6/15/2026[k]	349,489
	Equinix, Inc.
185,000	5.750%, 1/1/2025	191,937

The accompanying Notes to Financial Statements are an integral part of this schedule.

110

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (14.6%)	Value
Technology (0.4%) - continued
	Fidelity National Information Services, Inc.
$103,000	3.625%, 10/15/2020	$104,030
	Harland Clarke Holdings Corporation
325,000	8.375%, 8/15/2022[k]	332,313
	Hewlett Packard Enterprise Company
48,000	2.850%, 10/5/2018	48,047
120,000	2.100%, 10/4/2019[k]	118,356
48,000	4.400%, 10/15/2022	49,324
	Inception Merger Sub, Inc.
380,000	8.625%, 11/15/2024[j,k]	385,225
	Intel Corporation
30,000	3.100%, 7/29/2022	29,942
65,000	3.700%, 7/29/2025	65,553
189,000	4.100%, 5/19/2046	188,359
	Iron Mountain, Inc.
310,000	6.000%, 8/15/2023	319,300
	Microsoft Corporation
270,000	4.750%, 11/3/2055	301,304
270,000	4.200%, 11/3/2035	284,047
550,000	3.700%, 8/8/2046	518,652
225,000	4.250%, 2/6/2047	234,054
	NetApp, Inc.
160,000	2.000%, 9/27/2019	157,893
	NXP BV
145,000	3.875%, 9/1/2022[k]	142,100
	Oracle Corporation
55,000	2.500%, 5/15/2022	53,671
168,000	2.400%, 9/15/2023	160,193
390,000	2.950%, 5/15/2025	373,527
250,000	3.850%, 7/15/2036	244,297
	QUALCOMM, Inc.
126,000	3.000%, 5/20/2022	122,872
	Seagate HDD Cayman
175,000	4.750%, 1/1/2025	169,658
	Sensata Technologies UK Financing Company plc
200,000	6.250%, 2/15/2026[k]	207,920
	Texas Instruments, Inc.
330,000	4.150%, 5/15/2048[e]	328,535
	Tyco Electronics Group SA
46,000	3.450%, 8/1/2024	45,254
92,000	3.125%, 8/15/2027	86,898
	VMware, Inc.
45,000	2.950%, 8/21/2022	43,236
	Western Digital Corporation
515,000	4.750%, 2/15/2026	507,597

	Total	10,732,752

Transportation (0.1%)
	Air Canada Pass Through Trust
40,816	3.875%, 3/15/2023[k]	40,016
	American Airlines Pass Through Trust
92,259	3.375%, 5/1/2027	88,771
	Avis Budget Car Rental, LLC
185,000	6.375%, 4/1/2024[k]	187,312
	Burlington Northern Santa Fe, LLC
140,000	5.750%, 5/1/2040	168,408
430,000	5.050%, 3/1/2041	475,428
150,000	4.450%, 3/15/2043	155,276
180,000	3.900%, 8/1/2046	172,046
	CSX Corporation
42,000	3.700%, 11/1/2023	42,270
	Delta Air Lines, Inc.
105,000	2.875%, 3/13/2020	104,456
18,432	4.950%, 11/23/2020	18,635
	ERAC USA Finance, LLC
30,000	2.800%, 11/1/2018[k]	29,956
	J.B. Hunt Transport Services, Inc.
50,000	3.300%, 8/15/2022	49,457
	United Continental Holdings, Inc.
345,000	4.250%, 10/1/2022	336,030
	XPO Logistics, Inc.
270,000	6.500%, 6/15/2022[k]	278,775

	Total	2,146,836

U.S. Government and Agencies (3.4%)
	U.S. Treasury Bonds
5,135,000	2.250%, 11/15/2027	4,836,729
550,000	5.250%, 11/15/2028	663,695
1,175,000	4.375%, 5/15/2040	1,422,622
6,780,000	3.000%, 5/15/2042	6,683,067
11,118,000	2.500%, 5/15/2046	9,836,824
995,000	3.000%, 5/15/2047	973,001
250,000	2.750%, 8/15/2047	232,412
951,000	2.750%, 11/15/2047	883,873
1,830,000	3.000%, 2/15/2048	1,789,111
	U.S. Treasury Bonds, TIPS
15,207,555	0.125%, 1/15/2023	14,851,202
12,110,868	0.375%, 7/15/2027	11,727,007
	U.S. Treasury Notes
2,840,000	1.500%, 10/31/2019	2,801,505
940,000	2.250%, 3/31/2020	935,851
50,000	1.875%, 12/15/2020	49,104
250,000	1.375%, 5/31/2021	240,527
8,134,000	1.125%, 8/31/2021	7,729,524
9,000,000	1.875%, 7/31/2022	8,683,242
7,610,000	2.000%, 11/30/2022	7,358,811
960,000	2.500%, 3/31/2023	947,062
1,698,000	1.375%, 9/30/2023	1,573,966
1,750,000	2.125%, 7/31/2024	1,674,395
4,800,000	2.125%, 11/30/2024	4,578,562

	Total	90,472,092

Utilities (0.4%)
	American Electric Power Company, Inc.
253,000	2.950%, 12/15/2022	246,657
	Appalachian Power Company
92,000	3.300%, 6/1/2027	88,174
	Arizona Public Service Company
65,000	2.200%, 1/15/2020	64,169
	Atmos Energy Corporation
100,000	3.000%, 6/15/2027	94,933
	Berkshire Hathaway Energy Company
45,000	2.400%, 2/1/2020	44,630
155,000	4.500%, 2/1/2045	159,797
	Calpine Corporation
175,000	5.375%, 1/15/2023	167,781
	CMS Energy Corporation
126,000	2.950%, 2/15/2027	115,589
126,000	3.450%, 8/15/2027	120,287

The accompanying Notes to Financial Statements are an integral part of this schedule.

111

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (14.6%)	Value
Utilities (0.4%) - continued
	Commonwealth Edison Company
$125,000	3.700%, 3/1/2045	$117,150
70,000	4.350%, 11/15/2045	72,757
	Consolidated Edison, Inc.
84,000	2.000%, 5/15/2021	80,950
63,000	4.500%, 12/1/2045	66,306
	Dominion Energy, Inc.
180,000	2.962%, 7/1/2019	179,491
184,000	2.579%, 7/1/2020	181,152
	Dominion Gas Holdings, LLC
280,000	2.500%, 12/15/2019	276,880
	DTE Electric Company
95,000	3.700%, 3/15/2045	89,933
135,000	3.700%, 6/1/2046	127,645
285,000	4.050%, 5/15/2048[e]	283,720
	DTE Energy Company
25,000	2.400%, 12/1/2019	24,659
	Duke Energy Carolinas, LLC
350,000	3.700%, 12/1/2047	330,916
	Duke Energy Corporation
175,000	2.100%, 6/15/2018	174,902
168,000	3.750%, 9/1/2046	149,179
	Duke Energy Florida, LLC
120,000	3.200%, 1/15/2027	115,741
	Duke Energy Indiana, LLC
170,000	3.750%, 5/15/2046	159,854
	Dynegy, Inc.
320,000	7.375%, 11/1/2022	337,200
	Edison International
170,000	2.950%, 3/15/2023	164,023
	Emera U.S. Finance, LP
130,000	2.150%, 6/15/2019	128,605
	Energy Transfer Partners, LP
330,000	5.200%, 2/1/2022	342,842
	Eversource Energy
225,000	2.500%, 3/15/2021	220,684
	Exelon Corporation
90,000	5.100%, 6/15/2045	98,314
126,000	4.450%, 4/15/2046	125,651
	Exelon Generation Company, LLC
123,000	5.200%, 10/1/2019	125,998
160,000	2.950%, 1/15/2020	159,420
	FirstEnergy Corporation
60,000	2.850%, 7/15/2022	57,779
350,000	4.850%, 7/15/2047	362,658
	ITC Holdings Corporation
30,000	4.050%, 7/1/2023	30,295
84,000	5.300%, 7/1/2043	94,016
	MidAmerican Energy Holdings Company
252,000	6.500%, 9/15/2037	327,511
	Mississippi Power Company
185,000	2.942%, (LIBOR 3M + 0.650%), 3/27/2020[b]	185,049
185,000	3.950%, 3/30/2028	182,873
	Monongahela Power Company
95,000	5.400%, 12/15/2043[k]	111,643
	National Rural Utilities Cooperative Finance Corporation
150,000	2.300%, 11/1/2020	147,070
	NextEra Energy Capital Holdings, Inc.
105,000	2.300%, 4/1/2019	104,580
	NextEra Energy Partners, LP
340,000	4.250%, 9/15/2024[k]	328,100
	NiSource Finance Corporation
92,000	3.490%, 5/15/2027	87,968
245,000	5.650%, 2/1/2045	282,420
	Oncor Electric Delivery Company, LLC
368,000	3.750%, 4/1/2045	349,718
	Pacific Gas and Electric Company
225,000	3.300%, 3/15/2027	210,447
126,000	4.250%, 3/15/2046	118,591
	PPL Capital Funding, Inc.
54,000	3.500%, 12/1/2022	53,789
92,000	3.400%, 6/1/2023	90,309
195,000	5.000%, 3/15/2044	208,233
	PPL Electric Utilities Corporation
138,000	3.950%, 6/1/2047	135,923
	Public Service Electric & Gas Company
230,000	3.000%, 5/15/2027	217,900
	Sempra Energy
120,000	6.150%, 6/15/2018	120,528
60,000	2.400%, 3/15/2020	59,197
	Southern California Edison Company
185,000	4.000%, 4/1/2047	181,881
	Southern Company
180,000	2.950%, 7/1/2023	173,421
250,000	3.250%, 7/1/2026	234,660
165,000	4.400%, 7/1/2046	162,183
	Southern Company Gas Capital Corporation
230,000	4.400%, 5/30/2047	228,237
	Southwestern Electric Power Company
65,000	3.900%, 4/1/2045	60,923
	TerraForm Power Operating, LLC
355,000	5.000%, 1/31/2028[k]	332,369
	Tesoro Logistics, LP
285,000	5.250%, 1/15/2025	292,837

	Total	10,769,097

	Total Long-Term Fixed Income (cost $386,970,039)	382,176,650

Shares	Preferred Stock (<0.1%)	Value
Consumer Staples (<0.1%)
252	Henkel AG & Company KGaA, 1.620%	32,025

	Total	32,025

	Total Preferred Stock (cost $33,184)	32,025

Shares	Collateral Held for Securities Loaned (0.5%)	Value
13,189,048	Thrivent Cash Management Trust	13,189,048

	Total Collateral Held for Securities Loaned (cost $13,189,048)	13,189,048

The accompanying Notes to Financial Statements are an integral part of this schedule.

112

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Shares or Principal Amount	Short-Term Investments (12.7%)	Value
	Federal Home Loan Bank Discount Notes
3,500,000	1.604%, 5/2/2018[p,q]	$3,499,835
2,700,000	1.492%, 5/4/2018[p,q]	2,699,617
900,000	1.530%, 5/7/2018[p,q]	899,745
8,000,000	1.670%, 6/6/2018[p,q]	7,986,160
400,000	1.715%, 7/5/2018[p,q]	398,671
600,000	1.720%, 7/11/2018[p,q]	597,823
2,700,000	1.800%, 7/18/2018[p,q]	2,689,235
	Thrivent Core Short-Term Reserve Fund
31,341,139	2.120%	313,411,390
	U.S. Treasury Bills
305,000	1.750%, 7/12/2018[p,r]	303,939

	Total Short-Term Investments (cost $332,487,440)	332,486,415

	Total Investments (cost $2,301,259,056) 104.5%	$2,730,231,483

	Other Assets and Liabilities, Net (4.5%)	(118,451,527)

	Total Net Assets 100.0%	$2,611,779,956

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b

Denotes variable rate securities. The rate shown is as of April 30, 2018. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

c	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
d	All or a portion of the loan is unfunded.
e	Denotes investments purchased on a when-issued or delayed delivery basis.
f

Denotes payment-in-kind security. The security paid an interest or dividend payment with additional fixed income or equity securities in lieu of, or in addition to a cash payment. The cash rate and/or payment-in-kind rate shown are as of April 30, 2018.

g	Defaulted security. Interest is not being accrued.
h	In bankruptcy. Interest is not being accrued.
i	Non-income producing security.
j	All or a portion of the security is on loan.
k

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of April 30, 2018, the value of these investments was $39,482,553 or 1.5% of total net assets.

l	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of April 30, 2018.
m

Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.

n	All or a portion of the security is insured or guaranteed.
o	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
p	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
q	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
r	At April 30, 2018, $303,939 of investments were segregated to cover exposure to a counterparty for margin on open mortgage-backed security transactions.
*

Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Moderately Aggressive Allocation Fund as of April 30, 2018 was $11,157,885 or 0.4% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of April 30, 2018.

Security	Acquisition Date	Cost
Angel Oak Mortgage Trust I, LLC, 7/25/2046	8/15/2016	$97,333
Apidos CLO XVIII, 7/22/2026	4/4/2017	375,000
Babson CLO, Ltd., 10/17/2026	3/10/2017	140,000
Betony CLO, Ltd., 4/15/2027	11/17/2016	125,000
Birchwood Park CLO, Ltd., 7/15/2026	2/14/2017	140,000
BlueMountain CLO, Ltd., 10/15/2026	4/10/2017	275,000
Carlyle Global Market Strategies CLO, Ltd., 10/15/2026	1/27/2017	150,000
Cent CLO 16, LP, 8/1/2024	9/5/2014	65,789
Cent CLO 22, Ltd., 11/7/2026	11/1/2016	150,000
CIM Trust, 9/25/2057	4/23/2018	1,349,011
Digicel, Ltd., 4/15/2021	8/18/2014	465,941
DRB Prime Student Loan Trust, 1/25/2040	6/23/2016	250,922
Dryden 34 Senior Loan Fund CLO, 10/15/2026	3/1/2017	140,124
Edlinc Student Loan Funding Trust, 10/1/2025	2/28/2013	62,206
Galaxy XX CLO, Ltd., 4/20/2031	2/23/2018	450,000
GoldenTree Loan Opportunities IX, Ltd., 10/29/2026	10/7/2016	250,000
Golub Capital Partners, Ltd., 1/20/2031	11/20/2017	416,000
Limerock CLO III, LLC, 10/20/2026	1/30/2017	450,000
Madison Park Funding XIV, Ltd., 7/20/2026	4/13/2017	400,000
Magnetite XII, Ltd., 4/15/2027	11/17/2016	450,000
Mountain View CLO, Ltd., 7/15/2027	5/13/2015	448,834
Neuberger Berman CLO XIV, Ltd., 1/28/2030	4/19/2017	225,000
Neuberger Berman CLO, Ltd., 4/22/2029	4/27/2017	100,000
Octagon Investment Partners XX, Ltd., 8/12/2026	4/21/2017	375,000
OZLM VIII, Ltd., 10/17/2026	5/16/2017	140,000
Preston Ridge Partners Mortgage Trust, LLC, 9/25/2022	9/27/2017	821,286
Race Point IX CLO, Ltd., 10/15/2030	8/28/2017	325,000
Shackleton, Ltd., 4/15/2027	12/16/2016	450,000
Stanwich Mortgage Loan Company, LLC, 3/16/2022	4/6/2017	97,057
Sunset Mortgage Loan Company, LLC, 7/16/2047	7/27/2016	154,070

The accompanying Notes to Financial Statements are an integral part of this schedule.

113

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Security	Acquisition Date	Cost
Sunset Mortgage Loan Company, LLC, 6/15/2047	6/15/2017	$478,444
Symphony CLO VIII, Ltd., 1/9/2023	9/15/2014	13,421
Symphony CLO XV, Ltd., 10/17/2026	2/16/2017	450,000
Verus Securitization Trust, 7/25/2047	7/24/2017	455,153
Verus Securitization Trust, 1/25/2047	2/16/2017	300,043
Voya CLO 3, Ltd., 7/25/2026	12/13/2017	140,000

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Moderately Aggressive Allocation Fund as of April 30, 2018:

Securities Lending Transactions
Taxable Debt Security		$630,141
Common Stock		12,091,450

Total lending		$12,721,591
Gross amount payable upon return of collateral for securities loaned		$13,189,048

Net amounts due to counterparty		$467,457

Definitions:

ACES	-	Alternative Credit Enhancement Securities
ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
CLO	-	Collateralized Loan Obligation
ETF	-	Exchange Traded Fund
PIK	-	Payment-In-Kind
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
Ser.	-	Series
SPDR	-	S&P Depository Receipts, which are exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.
TIPS	-	Treasury Inflation Protected Security

Reference Rate Index:

12 MTA	-	12 Month Treasury Average
CMT 3M	-	Constant Maturity Treasury Yield 3 Month
LIBOR 1W	-	ICE Libor USD Rate 1 Week
LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 2M	-	ICE Libor USD Rate 2 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month
LIBOR 12M	-	ICE Libor USD Rate 12 Month
PRIME	-	Federal Reserve Prime Loan Rate

The accompanying Notes to Financial Statements are an integral part of this schedule.

114

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Bank Loans (2.4%)[a]	Value
Basic Materials (0.2%)
	Arch Coal, Inc., Term Loan
$225,000	4.651%, (LIBOR 1M + 2.750%), 3/7/2024[b]	$224,789
	Big River Steel, LLC, Term Loan
154,225	7.302%, (LIBOR 3M + 5.000%), 8/15/2023[b,c]	156,538
	Chemours Company, Term Loan
285,000	3.660%, (LIBOR 1M + 1.750%), 3/26/2025[b]	285,832
	CONSOL Mining Corporation, Term Loan
149,625	7.990%, (LIBOR 3M + 6.000%), 10/30/2022[b]	153,366
	Contura Energy, Inc., Term Loan
255,725	6.910%, (LIBOR 1M + 5.000%), 3/17/2024[b]	255,405
	Coronado Australian Holdings Property, Ltd., Term Loan
33,214	8.802%, (LIBOR 3M + 6.500%), 3/21/2025[b,c]	33,131
121,786	8.802%, (LIBOR 3M + 6.500%), 3/21/2025[b,c]	121,481
	Peabody Energy Corporation, Term Loan
160,000	4.651%, (LIBOR 1M + 2.750%), 4/11/2025[b]	160,269

	Total	1,390,811

Capital Goods (0.1%)
	Advanced Disposal Services, Inc., Term Loan
138,685	3.998%, (LIBOR 1W + 2.250%), 11/10/2023[b]	139,493
	Cortes NP Intermediate Holding II Corporation, Term Loan
413,641	5.887%, (LIBOR 1M + 4.000%), 11/30/2023[b]	412,951
	Navistar, Inc., Term Loan
274,313	5.400%, (LIBOR 1M + 3.500%), 11/3/2024[b]	275,857
	Sterigenics-Nordion Holdings, LLC, Term Loan
341,550	4.901%, (LIBOR 1M + 3.000%), 5/15/2022[b]	343,258

	Total	1,171,559

Communications Services (0.7%)
	Cengage Learning Acquisitions, Term Loan
375,855	6.147%, (LIBOR 1M + 4.250%), 6/7/2023[b]	335,687
	CenturyLink, Inc., Term Loan
403,987	4.651%, (LIBOR 1M + 2.750%), 1/31/2025[b]	397,758
	Charter Communications Operating, LLC, Term Loan
289,275	3.910%, (LIBOR 1M + 2.000%), 4/13/2025[b]	290,412
	Frontier Communications Corporation, Term Loan
282,863	5.660%, (LIBOR 1M + 3.750%), 6/1/2024[b]	279,239
	Hargray Merger Subsidiary Corporation, Term Loan
203,799	4.901%, (LIBOR 1M + 3.000%), 3/24/2024[b,d,e]	204,371
	Intelsat Jackson Holdings SA, Term Loan
235,000	5.706%, (LIBOR 3M + 3.750%), 11/27/2023[b]	236,396
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
455,000	5.848%, (LIBOR 3M + 3.500%), 1/7/2022[b]	440,212
65,000	9.098%, (LIBOR 3M + 6.750%), 7/7/2023[b,c]	59,475
	McGraw-Hill Global Education Holdings, LLC, Term Loan
502,593	5.901%, (LIBOR 1M + 4.000%), 5/4/2022[b]	492,230
	Mediacom Illinois, LLC, Term Loan
120,000	3.500%, (LIBOR 1W + 1.750%), 2/15/2024[b]	120,300
	NEP/NCP Holdco, Inc., Term Loan
336,583	5.552%, (LIBOR 3M + 3.250%), 7/21/2022[b]	336,795
22,687	9.339%, (LIBOR 3M + 7.000%), 1/23/2023[b]	22,772
	New LightSquared, Term Loan
82,929	11.305%,PIK 10.265%, (LIBOR 3M + 8.750%), 12/7/2020[b,f]	66,939
	Radiate Holdco, LLC, Term Loan
568,564	4.901%, (LIBOR 1M + 3.000%), 2/1/2024[b]	562,259
	Sable International Finance, Ltd., Term Loan
560,000	5.151%, (LIBOR 1M + 3.250%), 2/6/2026[b]	563,500
	SBA Senior Finance II, LLC, Term Loan
175,000	0.000%, (LIBOR 3M + 2.000%), 4/6/2025[b,d,e]	175,413
	SFR Group SA, Term Loan
118,800	4.651%, (LIBOR 1M + 2.750%), 6/22/2025[b]	116,700
	Sinclair Television Group, Inc., Term Loan
505,000	0.000%, (LIBOR 3M + 2.500%), 12/12/2024[b,d,e]	507,106
	Sprint Communications, Inc., Term Loan
534,600	4.438%, (LIBOR 1M + 2.500%), 2/2/2024[b]	535,936
	Syniverse Holdings, Inc., Term Loan
70,000	6.895%, (LIBOR 1M + 5.000%), 2/9/2023[b]	70,720
	Univision Communications, Inc., Term Loan
363,440	4.651%, (LIBOR 1M + 2.750%), 3/15/2024[b]	358,185
	WideOpenWest Finance, LLC, Term Loan
211,935	5.146%, (LIBOR 1M + 3.250%), 8/6/2023[b]	204,252

	Total	6,376,657

The accompanying Notes to Financial Statements are an integral part of this schedule.

115

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Bank Loans (2.4%)[a]	Value
Consumer Cyclical (0.4%)
	Burlington Coat Factory Warehouse Corporation, Term Loan
$238,800	4.410%, (LIBOR 1M + 2.500%), 11/9/2024[b]	$239,695
	Four Seasons Hotels, Ltd., Term Loan
199,495	3.901%, (LIBOR 1M + 2.000%), 11/30/2023[b]	200,742
	Golden Entertainment, Inc., Term Loan
389,025	4.910%, (LIBOR 1M + 3.000%), 8/15/2024[b]	391,943
65,000	8.900%, (LIBOR 1M + 7.000%), 8/15/2025[b,c]	66,300
	Golden Nugget, Inc., Term Loan
302,694	4.648%, (LIBOR 1M + 2.750%), 10/4/2023[b]	305,127
	IMG Worldwide, Inc., Term Loan
96,667	9.151%, (LIBOR 1M + 7.250%), 5/6/2022[b]	97,392
	KAR Auction Services, Inc., Term Loan
128,960	4.813%, (LIBOR 3M + 2.500%), 3/9/2023[b]	129,444
	Men’s Warehouse, Inc., Term Loan
110,000	5.395%, (LIBOR 3M + 3.500%), 3/28/2025[b]	110,963
	Mohegan Tribal Gaming Authority, Term Loan
322,488	5.901%, (LIBOR 1M + 4.000%), 10/13/2023[b]	319,869
	Neiman Marcus Group, LLC, Term Loam
110,000	0.000%, (LIBOR 3M + 3.250%), 10/25/2020[b,d,e]	96,700
	Scientific Games International, Inc., Term Loan
525,000	4.726%, (LIBOR 2M + 2.750%), 8/14/2024[b]	528,034
	Stars Group Holdings BV, Term Loan
505,410	5.325%, (LIBOR 3M + 3.000%), 3/29/2025[b]	507,033
	Wyndham Hotels & Resorts, Inc., Term Loan
140,000	0.000%, (LIBOR 3M + 1.750%), 3/29/2025[b,d,e]	141,033

	Total	3,134,275

Consumer Non-Cyclical (0.4%)
	Air Medical Group Holdings, Inc., Term Loan
568,575	5.128%, (LIBOR 1M + 3.250%), 4/28/2022[b]	571,134
29,925	6.147%, (LIBOR 1M + 4.250%), 9/26/2024[b]	30,237
	Albertson’s, LLC, Term Loan
99,586	4.651%, (LIBOR 1M + 2.750%), 8/25/2021[b]	98,590
198,034	5.292%, (LIBOR 3M + 3.000%), 12/21/2022[b]	196,426
287,175	4.956%, (LIBOR 3M + 3.000%), 6/22/2023[b]	283,944
	Anmeal Pharmaceuticals LLC, Term Loan
220,000	0.000%, (LIBOR 3M + 3.500%), 3/23/2025[b,d,e]	220,825
	CHS/Community Health Systems, Inc., Term Loan
266,514	5.234%, (LIBOR 3M + 3.250%), 1/27/2021[b]	258,298
	Endo Luxembourg Finance Company I SARL., Term Loan
343,211	6.188%, (LIBOR 1M + 4.250%), 4/27/2024[b]	341,065
	JBS USA LUX SA, Term Loan
495,000	4.678%, (LIBOR 3M + 2.500%), 10/30/2022[b]	494,277
	Ortho-Clinical Diagnostics, Inc., Term Loan
370,054	5.650%, (LIBOR 1M + 3.750%), 6/30/2021[b]	372,367
	Revlon Consumer Products Corporation, Term Loan
202,123	5.401%, (LIBOR 1M + 3.500%), 9/7/2023[b]	155,467
	Valeant Pharmaceuticals International, Inc., Term Loan
403,466	5.394%, (LIBOR 1M + 3.500%), 4/1/2022[b]	407,755

	Total	3,430,385

Energy (0.1%)
	Apergy Corporation, Term Loan
105,000	0.000%, (LIBOR 3M + 2.500%), 4/19/2025[b,d,e]	105,525
	Calpine Corporation, Term Loan
208,926	4.810%, (LIBOR 3M + 2.500%), 1/15/2024[b]	209,774
	Houston Fuel Oil Terminal, LLC, Term Loan
333,660	5.800%, (LIBOR 3M + 3.500%), 8/19/2021[b]	336,790
	McDermott Technology (Americas), Inc., Term Loan
322,500	0.000%, (LIBOR 3M + 5.000%), 4/4/2025[b,d,e]	319,981
	MEG Energy Corporation, Term Loan
28,500	5.810%, (LIBOR 3M + 3.500%), 12/31/2023[b]	28,614
	MRC Global US, Inc., Term Loan
109,725	5.401%, (LIBOR 1M + 3.500%), 9/15/2024[b]	110,343
	Pacific Drilling SA, Term Loan
196,287	0.000%, (PRIME + 4.500%), 6/3/2018[b,g,h]	70,255

	Total	1,181,282

Financials (0.2%)
	ASP AMC Merger Sub, Inc., Term Loan
388,459	5.802%, (LIBOR 3M + 3.500%), 4/13/2024[b]	389,550

The accompanying Notes to Financial Statements are an integral part of this schedule.

116

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Bank Loans (2.4%)[a]	Value
Financials (0.2%) - continued
	Avolon TLB Borrower 1 US, LLC, Term Loan
$114,137	4.147%, (LIBOR 1M + 2.250%), 4/3/2022[b]	$114,312
	Digicel International Finance, Ltd., Term Loan
314,211	5.610%, (LIBOR 3M + 3.250%), 5/10/2024[b]	313,557
	DJO Finance, LLC, Term Loan
148,262	5.356%, (LIBOR 1M + 3.250%), 6/7/2020[b]	148,865
	Genworth Holdings, Inc., Term Loan
60,000	6.395%, (LIBOR 1M + 4.500%), 2/28/2023[b,c]	60,975
	MoneyGram International, Inc., Term Loan
314,093	5.552%, (LIBOR 3M + 3.250%), 3/28/2020[b]	313,072
	TransUnion, LLC, Term Loan
223,875	3.901%, (LIBOR 1M + 2.000%), 4/9/2023[b]	224,256

	Total	1,564,587

Technology (0.2%)
	Harland Clarke Holdings Corporation, Term Loan
330,195	7.052%, (LIBOR 3M + 4.750%), 10/31/2023[b]	332,671
	Micron Technology, Inc., Term Loan
270,000	0.000%, (LIBOR 3M + 1.750%), 4/26/2022[b,d,e]	271,912
	Rackspace Hosting, Inc., Term Loan
267,975	4.787%, (LIBOR 3M + 3.000%), 11/3/2023[b]	267,192
	SS&C Technologies Holdings Europe SARL, Term Loan
79,440	0.000%, (LIBOR 1M + 2.500%), 2/27/2025[b,d,e]	79,937
	SS&C Technologies, Inc., Term Loan
226,598	0.000%, (LIBOR 1M + 2.500%), 2/27/2025[b,d,e]	228,014
	TNS, Inc., Term Loan
210,263	5.910%, (LIBOR 1M + 4.000%), 8/14/2022[b]	211,226
	Western Digital Corporation, Term Loan
352,210	3.900%, (LIBOR 1M + 2.000%), 4/29/2023[b]	354,098

	Total	1,745,050

Transportation (0.1%)
	Arctic LNG Carriers, Ltd., Term Loan
441,662	6.400%, (LIBOR 1M + 4.500%), 5/18/2023[b]	443,871
	OSG Bulk Ships, Inc., Term Loan
58,309	6.040%, (LIBOR 3M + 4.250%), 8/5/2019[b,c]	56,414

	Total	500,285

	EnergySolutions, LLC, Term Loan
105,000	6.660%, (LIBOR 1M + 4.750%), 5/29/2020[b,c]	105,788
	HD Supply Waterworks, Term Loan
179,100	5.115%, (LIBOR 3M + 3.00 0%), 7/21/2024[b,c]	179,995
	Talen Energy Supply, LLC, Term Loan
143,451	5.901%, (LIBOR 1M + 4.000%), 7/6/2023[b]	141,777

	Total	427,560

	Total Bank Loans (cost $21,066,787)	20,922,451

Principal Amount	Long-Term Fixed Income (41.1%)	Value
Asset-Backed Securities (1.6%)
	Access Group, Inc.
162,751	2.372%, (LIBOR 1M + 0.500%), 2/25/2036, Ser. 2013-1, Class Ab,i	160,898
	AMSR Trust
450,000	3.296%, (LIBOR 1M + 1.400%), 11/17/2033, Ser. 2016-SFR1, Class Ab,i	450,753
	Apidos CLO XVIII
400,000	3.482%, (LIBOR 3M + 1.120%), 7/22/2026, Ser. 2014-18A, Class A1R*,b	400,004
	Babson CLO, Ltd.
170,000	3.503%, (LIBOR 3M + 1.150%), 10/17/2026, Ser. 2014-IIA, Class AR*,b	170,097
	Betony CLO, Ltd.
150,000	3.698%, (LIBOR 3M + 1.350%), 4/15/2027, Ser. 2015-1A, Class AR*,b	150,151
	Birchwood Park CLO, Ltd.
170,000	3.528%, (LIBOR 3M + 1.180%), 7/15/2026, Ser. 2014-1A, Class AR*,b	170,114
	BlueMountain CLO, Ltd.
300,000	3.488%, (LIBOR 3M + 1.140%), 10/15/2026, Ser. 2014-3A, Class A1R*,b	300,175
	Carlyle Global Market Strategies CLO, Ltd.
175,000	3.548%, (LIBOR 3M + 1.200%), 10/15/2026, Ser. 2014-4A, Class A1R*,b	175,125
	Cent CLO 16, LP
79,887	3.023%, (LIBOR 3M + 1.250%), 8/1/2024, Ser. 2012- 16A, Class A1AR*,b	79,888
	Cent CLO 22, Ltd.
175,000	3.204%, (LIBOR 3M + 1.410%), 11/7/2026, Ser. 2014-22A, Class A1R*,b	175,018
	Commonbond Student Loan Trust
275,092	2.730%, 10/25/2040, Ser. 2016-B, Class A1[i]	268,721

The accompanying Notes to Financial Statements are an integral part of this schedule.

117

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (41.1%)	Value
Asset-Backed Securities (1.6%) - continued
$350,000	2.102%, (LIBOR 1M + 0.500%), 2/25/2044, Ser. 2018-AGS, Class A2[b,i]	$350,099
800,000	3.210%, 2/25/2044, Ser. 2018-AGS, Class A1[i]	796,518
	DRB Prime Student Loan Trust
440,792	3.200%, 1/25/2040, Ser. 2015-D, Class A2*	440,719
	Dryden 34 Senior Loan Fund CLO
148,881	3.508%, (LIBOR 3M + 1.160%), 10/15/2026, Ser. 2014-34A, Class AR*,b	148,975
	Earnest Student Loan Program, LLC
399,392	3.020%, 5/25/2034, Ser. 2016-B, Class A2[i]	395,066
	Edlinc Student Loan Funding Trust
94,853	4.880%, (CMT 3M + 3.150%), 10/1/2025, Ser. 2012-A, Class AT*,b	96,327
	Galaxy XX CLO, Ltd.
550,000	3.359%, (LIBOR 3M + 1.000%), 4/20/2031, Ser. 2015-20A, Class AR*,b	548,780
	GoldenTree Loan Opportunities IX, Ltd.
250,000	3.729%, (LIBOR 3M + 1.370%), 10/29/2026, Ser. 2014-9A, Class AR*,b	250,007
	Golub Capital Partners, Ltd.
468,000	3.559%, (LIBOR 3M + 1.200%), 1/20/2031, Ser. 2015-22A, Class AR*,b	470,295
	Limerock CLO III, LLC
500,000	3.559%, (LIBOR 3M + 1.200%), 10/20/2026, Ser. 2014-3A, Class A1R*,b	500,365
	Madison Park Funding XIV, Ltd.
450,000	3.479%, (LIBOR 3M + 1.120%), 7/20/2026, Ser. 2014-14A, Class A1R*,b	450,258
	Magnetite XII, Ltd.
525,000	3.678%, (LIBOR 3M + 1.330%), 4/15/2027, Ser. 2015-12A, Class AR*,b	527,196
	Morgan Stanley Bank of America Merrill Lynch Trust
675,000	3.176%, 8/15/2045, Ser. 2012-C5, Class A4	669,328
675,000	3.246%, 12/15/2047, Ser. 2014-C19, Class A3	662,047
	Morgan Stanley Capital, Inc.
585,678	2.047%, (LIBOR 1M + 0.150%), 2/25/2037, Ser. 2007-NC2, Class A2FPb	377,450
	Mountain View CLO, Ltd.
525,000	3.808%, (LIBOR 3M + 1.460%), 7/15/2027, Ser. 2015-9A, Class A1A*,b	525,720
	Neuberger Berman CLO XIV, Ltd.
250,000	3.609%, (LIBOR 3M + 1.250%), 1/28/2030, Ser. 2013-14A, Class AR*,b	250,866
	Neuberger Berman CLO, Ltd.
110,000	3.542%, (LIBOR 3M + 1.180%), 4/22/2029, Ser. 2014-17A, Class AR*,b	110,320
	Octagon Investment Partners XX, Ltd.
425,000	2.941%, (LIBOR 3M + 1.130%), 8/12/2026, Ser. 2014-1A, Class AR*,b	425,040
	OZLM VIII, Ltd.
170,000	3.483%, (LIBOR 3M + 1.130%), 10/17/2026, Ser. 2014-8A, Class A1AR*,b	170,097
	Race Point IX CLO, Ltd.
375,000	3.558%, (LIBOR 3M + 1.210%), 10/15/2030, Ser. 2015-9A, Class A1AR*,b	376,722
	Renaissance Home Equity Loan Trust
1,571,478	6.011%, 5/25/2036, Ser. 2006-1, Class AF4[j]	1,173,888
	Shackleton, Ltd.
525,000	3.718%, (LIBOR 3M + 1.370%), 4/15/2027, Ser. 2015-7A, Class AR*,b	525,563
	SLM Student Loan Trust
208,224	2.297%, (LIBOR 1M + 0.400%), 3/25/2025, Ser. 2010-1, Class Ab	204,881
140,272	2.417%, (LIBOR 1M + 0.520%), 3/25/2026, Ser. 2011-1, Class A1[b]	140,680
	SoFi Consumer Loan Program, LLC
294,479	2.140%, 9/25/2026, Ser. 2017-5, Class A1[i]	292,468
	SoFi Professional Loan Program, LLC
120,808	2.420%, 3/25/2030, Ser. 2015-A, Class A2[i]	119,530
500,000	2.490%, 1/25/2036, Ser. 2016-E, Class A2Bi	487,323
	Stanwich Mortgage Loan Company, LLC
97,057	3.598%, 3/16/2022, Ser. 2017-NPA1, Class A1*,j	97,122
	Symphony CLO VIII, Ltd.
16,296	3.431%, (LIBOR 3M + 1.100%), 1/9/2023, Ser. 2012-8A, Class AR*,b	16,306
	Symphony CLO XV, Ltd.
500,000	3.533%, (LIBOR 3M + 1.180%), 10/17/2026, Ser. 2014-15A, Class AR*,b	500,296
	Voya CLO 3, Ltd.
170,000	3.080%, (LIBOR 3M + 0.720%), 7/25/2026, Ser. 2017-2, Class A*,b	169,557

	Total	14,770,753

Basic Materials (0.7%)
	Alcoa Nederland Holding BV
255,000	6.750%, 9/30/2024[i]	273,490
	Anglo American Capital plc
300,000	4.875%, 5/14/2025[i]	304,031

The accompanying Notes to Financial Statements are an integral part of this schedule.

118

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Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (41.1%)	Value
Basic Materials (0.7%) - continued
	ArcelorMittal SA
$310,000	5.750%, 3/1/2021	$324,725
235,000	6.125%, 6/1/2025	254,387
	Braskem Netherlands Finance BV
270,000	4.500%, 1/10/2028[i]	253,125
	BWAY Holding Company
265,000	5.500%, 4/15/2024[i]	266,775
	CF Industries, Inc.
450,000	3.450%, 6/1/2023	427,500
	Chemours Company
250,000	5.375%, 5/15/2027	247,500
	First Quantum Minerals, Ltd.
180,000	7.500%, 4/1/2025[i]	177,984
	Georgia-Pacific, LLC
110,000	2.539%, 11/15/2019[i]	109,233
	Glencore Finance Canada, Ltd.
80,000	6.000%, 11/15/2041[i]	87,304
	Glencore Funding, LLC
80,000	4.125%, 5/30/2023[i]	79,704
110,000	4.000%, 3/27/2027[i]	104,424
	International Paper Company
222,000	4.350%, 8/15/2048	201,494
	Kinross Gold Corporation
160,000	5.950%, 3/15/2024	166,800
245,000	4.500%, 7/15/2027[i]	230,552
	Novelis Corporation
105,000	5.875%, 9/30/2026[i]	104,212
	Olin Corporation
315,000	5.125%, 9/15/2027	308,700
	Platform Specialty Products Corporation
190,000	5.875%, 12/1/2025[i]	185,250
	Sherwin-Williams Company
180,000	3.125%, 6/1/2024	172,645
	Syngenta Finance NV
250,000	3.933%, 4/23/2021[i]	249,736
	Teck Resources, Ltd.
355,000	6.125%, 10/1/2035	377,188
	United States Steel Corporation
175,000	6.250%, 3/15/2026	173,688
	Vale Overseas, Ltd.
120,000	6.250%, 8/10/2026	132,348
145,000	6.875%, 11/21/2036	168,113
125,000	6.875%, 11/10/2039	145,888
	Westlake Chemical Corporation
160,000	3.600%, 8/15/2026	151,655
	WestRock Company
195,000	3.750%, 3/15/2025[i]	191,511

	Total	5,869,962

Capital Goods (0.8%)
	AECOM
380,000	5.875%, 10/15/2024	395,713
	Ashtead Capital, Inc.
230,000	4.125%, 8/15/2025[i]	218,500
	Bombardier, Inc.
325,000	7.500%, 3/15/2025[i]	338,000
	Building Materials Corporation of America
190,000	6.000%, 10/15/2025[i]	197,125
	CEMEX SAB de CV
275,000	6.125%, 5/5/2025[i]	284,625
	Cintas Corporation No. 2
125,000	3.700%, 4/1/2027	122,635
	CNH Industrial Capital, LLC
345,000	4.375%, 11/6/2020	351,900
180,000	4.875%, 4/1/2021	185,969
	CNH Industrial NV
225,000	3.850%, 11/15/2027	214,990
	Crown Americas Capital Corporation IV
310,000	4.500%, 1/15/2023	304,962
	Crown Cork & Seal Company, Inc.
240,000	7.375%, 12/15/2026	267,000
	Huntington Ingalls Industries, Inc.
270,000	3.483%, 12/1/2027[i]	255,485
	L3 Technologies, Inc.
309,000	3.950%, 5/28/2024	307,763
	Lockheed Martin Corporation
70,000	2.500%, 11/23/2020	69,170
160,000	3.600%, 3/1/2035	149,213
184,000	4.500%, 5/15/2036	190,854
40,000	6.150%, 9/1/2036	49,143
	Northrop Grumman Corporation
300,000	3.850%, 4/15/2045	274,216
	Owens-Brockway Glass Container, Inc.
395,000	5.000%, 1/15/2022[i]	400,925
	Pentair Finance SA
275,000	2.900%, 9/15/2018	275,168
	Republic Services, Inc.
125,000	2.900%, 7/1/2026	116,080
	Reynolds Group Issuer, Inc.
305,000	5.125%, 7/15/2023[i]	306,336
	Rockwell Collins, Inc.
310,000	2.800%, 3/15/2022	300,940
	Roper Industries, Inc.
241,000	2.050%, 10/1/2018	240,461
	Roper Technologies, Inc.
120,000	2.800%, 12/15/2021	117,282
	Siemens Financieringsmaatschappij NV
350,000	4.200%, 3/16/2047[i]	356,918
	Standard Industries, Inc.
295,000	5.500%, 2/15/2023[i]	304,495
	Textron, Inc.
125,000	7.250%, 10/1/2019	131,910
275,000	3.375%, 3/1/2028	258,164
	United Rentals North America, Inc.
260,000	5.500%, 7/15/2025	265,850
	United Technologies Corporation
220,000	4.050%, 5/4/2047	202,203

	Total	7,453,995

Collateralized Mortgage Obligations (1.5%)
	Alternative Loan Trust
221,660	6.000%, 6/25/2036, Ser. 2006-24CB, Class A9	195,490
	Angel Oak Mortgage Trust I, LLC
97,505	3.500%, 7/25/2046, Ser. 2016-1, Class A1*	97,426

The accompanying Notes to Financial Statements are an integral part of this schedule.

119

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (41.1%)	Value
Collateralized Mortgage Obligations (1.5%) - continued
	Bayview Opportunity Master Fund Trust
$326,493	4.000%, 6/28/2054, Ser. 2017-SPL2, Class Ab,i	$330,155
512,534	4.000%, 10/28/2064, Ser. 2017-SPL1, Class Ab,i	518,276
451,148	3.500%, 5/28/2069, Ser. 2011-2, Class A2[b,i]	450,755
	CIM Trust
1,200,000	5.000%, 9/25/2057, Ser. 2018-R3, Class A1*,b	1,245,247
	Citigroup Mortgage Loan Trust, Inc.
146,818	5.500%, 11/25/2035, Ser. 2005-9, Class 21A2	146,278
	CitiMortgage Alternative Loan Trust
472,587	5.750%, 4/25/2037, Ser. 2007-A4, Class 1A5	445,058
	COLT Mortgage Loan Trust
470,037	2.415%, 10/25/2047, Ser. 2017-2, Class A1Ab,i	470,704
	Countrywide Alternative Loan Trust
276,747	3.315%, 10/25/2035, Ser. 2005-43, Class 4A1[b]	243,869
193,145	6.500%, 8/25/2036, Ser. 2006-23CB, Class 2A3	126,438
91,735	6.000%, 1/25/2037, Ser. 2006-39CB, Class 1A16	89,646
592,643	5.500%, 5/25/2037, Ser. 2007-8CB, Class A1	494,018
592,945	7.000%, 10/25/2037, Ser. 2007-24, Class A10	384,208
	Countrywide Home Loans, Inc.
159,279	5.750%, 4/25/2037, Ser. 2007-3, Class A27	132,026
	Deutsche Alt-A Securities Mortgage Loan Trust
127,330	6.000%, 10/25/2021, Ser. 2006-AR5, Class 23A	116,270
	Federal Home Loan Mortgage Corporation
852,095	3.000%, 4/15/2028, Ser. 4193, Class AIk	72,301
755,499	3.000%, 2/15/2033, Ser. 4170, Class IGk	85,555
	Federal National Mortgage Association
1,462,793	3.500%, 1/25/2033, Ser. 2012-150, Class YIk	190,341
	Greenpoint Mortgage Funding Trust
630,371	2.097%, (LIBOR 1M + 0.200%), 10/25/2045, Ser. 2005-AR4, Class G41Bb	553,245
	Impac Secured Assets Trust
677,905	2.137%, (LIBOR 1M + 0.240%), 9/25/2037, Ser. 2014-GC18, Class A3[b]	560,502
	J.P. Morgan Mortgage Trust
40,936	3.624%, 10/25/2036, Ser. 2006-A6, Class 1A2[b]	37,787
466,918	2.277%, (LIBOR 1M + 0.380%), 1/25/2037, Ser. 2006-S4, Class A8[b]	283,647
553,735	6.250%, 8/25/2037, Ser. 2007-S3, Class 1A10	356,340
	MASTR Alternative Loans Trust
127,252	6.500%, 7/25/2034, Ser. 2004-6, Class 6A1	128,475
334,860	2.347%, (LIBOR 1M + 0.450%), 12/25/2035, Ser. 2005-6, Class 2A1[b]	160,822
	Merrill Lynch Alternative Note Asset Trust
128,598	6.000%, 3/25/2037, Ser. 2007-F1, Class 2A1	105,105
	MortgageIT Trust
477,995	2.097%, (LIBOR 1M + 0.200%), 4/25/2036, Ser. 2006-1, Class 1A2[b]	424,522
	Preston Ridge Partners Mortgage Trust, LLC
778,136	3.470%, 9/25/2022, Ser. 2017-2A, Class A1*,j	773,554
	Pretium Mortgage Credit Partners, LLC
370,034	3.250%, 8/27/2032, Ser. 2017-NPL4, Class A1[i,j]	366,943
	Residential Accredit Loans, Inc. Trust
92,981	5.750%, 9/25/2035, Ser. 2005-QS13, Class 2A3	90,368
712,264	2.447%, (LIBOR 1M + 0.550%), 1/25/2037, Ser. 2007-3, Class A1Bb	566,484
	Residential Asset Securitization Trust
668,993	2.277%, (LIBOR 1M + 0.380%), 8/25/2037, Ser. 2007-A8, Class 2A3[b]	162,599
	Sequoia Mortgage Trust
708,612	3.822%, 9/20/2046, Ser. 2007-1, Class 4A1[b]	589,440
	Sunset Mortgage Loan Company, LLC
478,444	3.500%, 6/15/2047, Ser. 2017-NPL1, Class A*,j	473,518
166,909	3.844%, 7/16/2047, Ser. 2016-NPL1, Class A*,j	167,069
	Towd Point Mortgage Trust
379,244	2.750%, 10/25/2056, Ser. 2017-1, Class A1[b,i]	373,468
347,144	2.497%, (LIBOR 1M + 0.600%), 2/25/2057, Ser. 2017-5, Class A1[b,i]	348,642
	Verus Securitization Trust
300,049	2.853%, 1/25/2047, Ser. 2017-1A, Class A1*,b	299,289
493,114	2.485%, 7/25/2047, Ser. 2017-2A, Class A1*,b	487,774
	WaMu Mortgage Pass Through Certificates
107,490	3.299%, 9/25/2036, Ser. 2006-AR10, Class 1A2[b]	104,058
101,168	3.330%, 10/25/2036, Ser. 2006-AR12, Class 1A1[b]	98,380

The accompanying Notes to Financial Statements are an integral part of this schedule.

120

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (41.1%)	Value
Collateralized Mortgage Obligations (1.5%) - continued
	Washington Mutual Mortgage Pass Through Certificates Trust
$302,656	7.000%, 2/25/2036, Ser. 2006-1, Class 2CB1	$249,426

	Total	13,595,518

Commercial Mortgage-Backed Securities (1.3%)
	CSAIL Commercial Mortgage Trust
750,000	3.504%, 6/15/2057, Ser. 2015-C2, Class A4	742,584
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
420,220	2.776%, 3/25/2023, Ser. K724, Class A1[l]	416,546
725,000	3.002%, 1/25/2024, Ser. K725, Class A2	719,436
1,600,000	3.430%, 1/25/2027, Ser. K063, Class A2[b]	1,602,429
700,000	3.650%, 2/25/2028, Ser. K075, Class A2[b]	709,836
	Federal National Mortgage Association - ACES
475,000	2.568%, 12/25/2026, Ser. 2017-M3, Class A2[b]	442,215
700,000	2.877%, 2/25/2027, Ser. 2017-M2, Class A2[b]	667,885
900,000	2.961%, 2/25/2027, Ser. 2017-M7, Class A2[b]	865,673
	Federal National Mortgage Association Grantor Trust
924,635	2.898%, 6/25/2027, Ser. 2017-T1, Class Al	872,799
	GS Mortgage Securities Trust
500,000	3.801%, 1/10/2047, Ser. 2015-23A, Class AR	508,159
800,000	3.666%, 9/10/2047, Ser. 2104-GC24, Class A4	806,061
800,000	3.244%, 10/10/2048, Ser. 2015-GC34, Class A3	779,291
	JPMBB Commercial Mortgage Securities Trust
550,000	3.231%, 1/15/2048, Ser. 2014-C26, Class A3	539,283
	SCG Trust
150,000	3.547%, (LIBOR 1M + 1.650%), 11/15/2026, Ser. 2013-SRP1, Class Ab,i	150,000
	UBS Commercial Mortgage Trust
972,626	3.400%, 5/10/2045, Ser. 2012-C1, Class A3	974,595
	Wells Fargo Commercial Mortgage Trust
500,000	3.617%, 9/15/2057, Ser. 2015-NXS3, Class A4	497,942

	Total	11,294,734

Communications Services (1.9%)
	21st Century Fox America, Inc.
190,000	6.900%, 3/1/2019	196,583
390,000	6.400%, 12/15/2035	483,925
	Altice Financing SA
307,000	6.625%, 2/15/2023[i]	307,000
	AMC Networks, Inc.
265,000	5.000%, 4/1/2024	259,037
	America Movil SAB de CV
164,000	5.000%, 10/16/2019	168,559
	American Tower Corporation
230,000	3.300%, 2/15/2021	229,063
	AT&T, Inc.
112,000	5.875%, 10/1/2019	116,604
75,000	3.232%, (LIBOR 3M + 0.930%), 6/30/2020[b]	75,914
130,000	3.800%, 3/1/2024	129,079
460,000	3.400%, 8/14/2024	464,600
521,000	3.900%, 8/14/2027	526,190
177,000	4.100%, 2/15/2028[i]	171,886
163,000	4.300%, 2/15/2030[i]	157,573
175,000	5.250%, 3/1/2037	178,030
500,000	4.900%, 8/15/2037[i]	489,606
120,000	6.350%, 3/15/2040	136,067
160,000	5.550%, 8/15/2041	167,299
160,000	4.750%, 5/15/2046	148,704
	British Sky Broadcasting Group plc
180,000	2.625%, 9/16/2019[i]	178,990
140,000	3.125%, 11/26/2022[i]	137,653
	CCO Holdings, LLC
400,000	5.875%, 4/1/2024[i]	406,004
	CenturyLink, Inc.
340,000	6.450%,6/15/2021	347,437
	Charter Communications Operating, LLC
77,000	6.834%, 10/23/2055	85,286
108,000	3.579%, 7/23/2020	108,270
225,000	4.200%, 3/15/2028	211,794
580,000	6.484%, 10/23/2045	624,743
	Clear Channel Worldwide Holdings, Inc.
240,000	6.500%, 11/15/2022	245,700
	Comcast Corporation
150,000	2.750%, 3/1/2023	145,208
395,000	4.400%, 8/15/2035	397,290
100,000	4.650%, 7/15/2042	101,299
87,000	4.750%, 3/1/2044	89,301
	Cox Communications, Inc.
225,000	3.350%, 9/15/2026[i]	210,886
80,000	4.600%, 8/15/2047[i]	75,048
	Crown Castle International Corporation
218,000	3.400%, 2/15/2021	218,140
418,000	5.250%, 1/15/2023	440,841
160,000	3.200%, 9/1/2024	152,037
	CSC Holdings, LLC
40,000	5.500%, 4/15/2027[i]	38,392
	Digicel, Ltd.
570,000	6.000%, 4/15/2021*	542,212
	Discovery Communications, LLC
220,000	4.900%, 3/11/2026	225,508
360,000	5.000%, 9/20/2037	351,802
	Gray Television, Inc.
270,000	5.875%, 7/15/2026[i]	259,875
	Intelsat Jackson Holdings SA
385,000	8.000%, 2/15/2024[i]	406,175

The accompanying Notes to Financial Statements are an integral part of this schedule.

121

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (41.1%)	Value
Communications Services (1.9%) - continued
	Level 3 Communications, Inc.
$380,000	5.375%, 1/15/2024	$376,200
	Level 3 Financing, Inc.
135,000	5.375%, 5/1/2025	132,934
	Moody’s Corporation
110,000	2.750%, 12/15/2021	107,500
	Neptune Finco Corporation
281,000	10.875%, 10/15/2025[i]	329,473
	Nexstar Escrow Corporation
124,000	5.625%, 8/1/2024[i]	122,140
	Omnicom Group, Inc.
95,000	3.600%, 4/15/2026	90,868
	S&P Global, Inc.
184,000	3.300%, 8/14/2020	184,300
	SES Global Americas Holdings GP
130,000	2.500%, 3/25/2019[i]	129,078
	SFR Group SA
515,000	6.000%, 5/15/2022[i]	509,181
	Sprint Communications, Inc.
235,000	6.000%, 11/15/2022	239,994
	Sprint Corporation
305,000	7.625%, 2/15/2025[m]	321,013
	Telecom Italia SPA
235,000	5.303%, 5/30/2024[i]	239,348
	Telefonica Emisiones SAU
250,000	4.665%, 3/6/2038	247,314
	Time Warner Entertainment Company, LP
270,000	8.375%, 3/15/2023	317,902
	Verizon Communications, Inc.
255,000	3.500%, 11/1/2021	257,038
393,000	5.150%, 9/15/2023	422,460
298,000	3.376%, 2/15/2025	289,284
180,000	4.272%, 1/15/2036	167,965
320,000	4.862%, 8/21/2046	311,623
325,000	4.522%, 9/15/2048	300,125
	Viacom, Inc.
90,000	4.250%, 9/1/2023	90,470
180,000	6.875%, 4/30/2036	208,714
120,000	5.850%, 9/1/2043	128,244
	Virgin Media Secured Finance plc
265,000	5.250%, 1/15/2026[i]	252,413
	Windstream Services, LLC
225,000	8.625%, 10/31/2025[i]	206,438

	Total	16,387,629

Consumer Cyclical (1.3%)
	Amazon.com, Inc.
100,000	3.150%, 8/22/2027[i]	95,733
200,000	3.875%, 8/22/2037[i]	196,751
120,000	4.050%, 8/22/2047[i]	118,437
	American Honda Finance Corporation
185,000	2.000%, 2/14/2020	182,090
	Aptiv plc
230,000	3.150%, 11/19/2020	228,717
	Cinemark USA, Inc.
505,000	4.875%, 6/1/2023	499,319
	CVS Health Corporation
520,000	4.875%, 7/20/2035	527,944
	D.R. Horton, Inc.
200,000	2.550%, 12/1/2020	196,248
	Daimler Finance North America, LLC
160,000	2.979%, (LIBOR 3M + 0.620%), 10/30/2019[b,i]	160,969
225,000	3.203%, (LIBOR 3M + 0.550%), 5/4/2021[b,e,i]	225,000
	Delphi Jersey Holdings plc
295,000	5.000%, 10/1/2025[i]	283,753
	Ford Motor Credit Company, LLC
260,000	2.551%, 10/5/2018	260,012
200,000	2.943%, 1/8/2019	200,155
160,000	2.262%, 3/28/2019	159,132
80,000	2.459%, 3/27/2020	78,798
60,000	3.200%, 1/15/2021	59,457
200,000	3.565%, (LIBOR 3M + 1.270%), 3/28/2022[b]	203,308
250,000	2.979%, 8/3/2022	240,127
	General Motors Financial Company, Inc.
80,000	3.272%, (LIBOR 3M + 0.930%), 4/13/2020[b]	80,737
138,000	3.700%, 11/24/2020	138,888
92,000	4.200%, 3/1/2021	93,623
240,000	3.188%, (LIBOR 3M + 0.850%), 4/9/2021[b]	241,701
210,000	3.150%, 6/30/2022	204,429
80,000	3.950%, 4/13/2024	78,489
250,000	4.300%, 7/13/2025	245,731
	Home Depot, Inc.
205,000	5.400%, 9/15/2040	241,539
120,000	4.250%, 4/1/2046	122,254
220,000	3.900%, 6/15/2047	212,867
	Hyundai Capital America
78,000	2.400%, 10/30/2018[i]	77,704
200,000	2.550%, 4/3/2020[i]	196,576
138,000	3.000%, 10/30/2020[i]	136,126
	Jaguar Land Rover Automotive plc
315,000	5.625%, 2/1/2023[i]	318,544
	KB Home
160,000	4.750%, 5/15/2019	160,800
	L Brands, Inc.
315,000	5.625%, 2/15/2022	326,844
	Landry’s, Inc.
260,000	6.750%, 10/15/2024[i]	263,900
	Lear Corporation
165,000	5.250%, 1/15/2025	173,715
	Lennar Corporation
315,000	4.875%, 12/15/2023	315,788
	Live Nation Entertainment, Inc.
215,000	4.875%, 11/1/2024[i]	210,431
	Macy’s Retail Holdings, Inc.
312,000	2.875%, 2/15/2023[m]	291,993
	Mastercard, Inc.
290,000	3.950%, 2/26/2048	292,053
	McDonald’s Corporation
135,000	2.750%, 12/9/2020	134,433
160,000	2.625%, 1/15/2022	157,069
250,000	4.450%, 3/1/2047	249,563
	MGM Resorts International
380,000	6.000%, 3/15/2023	397,100

The accompanying Notes to Financial Statements are an integral part of this schedule.

122

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Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (41.1%)	Value
Consumer Cyclical (1.3%) - continued
	Navistar International Corporation
$300,000	6.625%, 11/1/2025[i]	$311,250
	Netflix, Inc.
320,000	4.875%, 4/15/2028[i]	302,400
	New Red Finance, Inc.
275,000	4.250%, 5/15/2024[i,m]	261,594
	Nissan Motor Acceptance Corporation
135,000	2.150%, 9/28/2020[i]	131,623
	Prime Security Services Borrower, LLC
292,000	9.250%, 5/15/2023[i]	313,535
	Six Flags Entertainment Corporation
270,000	4.875%, 7/31/2024[i]	263,250
	Toll Brothers Finance Corporation
67,000	4.000%, 12/31/2018	67,000
	VOC Escrow, Ltd.
300,000	5.000%, 2/15/2028[i]	290,250

	Total	11,219,749

Consumer Non-Cyclical (1.9%)
	Abbott Laboratories
200,000	2.900%, 11/30/2021	197,411
100,000	3.400%, 11/30/2023	98,685
65,000	3.750%, 11/30/2026	64,028
340,000	4.750%, 11/30/2036	359,337
175,000	4.900%, 11/30/2046	187,954
	AbbVie, Inc.
310,000	2.500%, 5/14/2020	306,293
230,000	3.600%, 5/14/2025	223,143
94,000	4.700%, 5/14/2045	92,209
230,000	4.450%, 5/14/2046	219,811
	Altria Group, Inc.
80,000	2.850%, 8/9/2022	77,929
100,000	2.625%, 9/16/2026	90,415
	Amgen, Inc.
264,000	2.200%, 5/11/2020	259,716
92,000	2.700%, 5/1/2022	89,222
75,000	3.125%, 5/1/2025	71,637
162,000	3.200%, 11/2/2027	151,268
486,000	4.400%, 5/1/2045	471,389
	Anheuser-Busch InBev Finance, Inc.
100,000	3.033%, (LIBOR 3M + 1.260%), 2/1/2021[b]	103,016
337,000	3.650%, 2/1/2026	329,019
320,000	4.700%, 2/1/2036	328,843
	Anheuser-Busch InBev Worldwide, Inc.
500,000	4.750%, 4/15/2058	498,498
108,000	3.750%, 1/15/2022	109,780
155,000	3.052%, (LIBOR 3M + 0.740%), 1/12/2024[b]	157,452
250,000	4.375%, 4/15/2038	244,932
250,000	4.600%, 4/15/2048	246,544
	BAT Capital Corporation
80,000	2.297%, 8/14/2020[i]	78,267
120,000	3.222%, 8/15/2024[i]	113,886
160,000	4.540%, 8/15/2047[i]	150,433
	BAT International Finance plc
100,000	2.635%, (LIBOR 3M + 0.510%), 6/15/2018[b,i]	100,015
	Baxalta, Inc.
350,000	4.000%, 6/23/2025	342,206
	Bayer U.S. Finance, LLC
120,000	3.375%, 10/8/2024[i]	116,583
	Becton, Dickinson and Company
187,000	3.734%, 12/15/2024	182,288
132,000	4.669%,6/6/2047	128,439
	Boston Scientific Corporation
90,000	6.000%, 1/15/2020	93,976
75,000	3.850%, 5/15/2025	74,509
120,000	7.375%, 1/15/2040	159,786
	Bunge, Ltd. Finance Corporation
162,000	8.500%, 6/15/2019	171,303
36,000	3.500%, 11/24/2020	36,021
	Campbell Soup Company
250,000	3.950%, 3/15/2025	246,559
	Cardinal Health, Inc.
88,000	3.079%, 6/15/2024	83,256
	Celgene Corporation
350,000	2.875%, 8/15/2020	347,525
	Church & Dwight Company, Inc.
65,000	2.450%, 12/15/2019	64,427
	Clorox Company
270,000	3.100%, 10/1/2027	256,024
	Constellation Brands, Inc.
190,000	3.600%, 2/15/2028	180,202
	CVS Health Corporation
50,000	2.250%, 8/12/2019	49,585
47,000	3.350%, 3/9/2021	47,090
94,000	3.700%, 3/9/2023	93,639
245,000	4.100%, 3/25/2025	243,929
195,000	4.780%, 3/25/2038	192,345
	EMD Finance, LLC
232,000	2.950%, 3/19/2022[i]	227,195
	Energizer Holdings, Inc.
171,000	5.500%, 6/15/2025[i]	169,717
	Envision Healthcare Corporation
120,000	5.125%, 7/1/2022[i]	118,500
	Express Scripts Holding Company
80,000	3.000%, 7/15/2023	76,006
	Forest Laboratories, LLC
46,000	4.875%, 2/15/2021[i]	47,430
	Grupo Bimbo SAB de CV
200,000	4.700%, 11/10/2047[i]	184,940
	H. J. Heinz Company
200,000	3.500%, 7/15/2022	198,345
	HCA, Inc.
185,000	5.250%, 6/15/2026	185,925
155,000	4.500%, 2/15/2027	148,025
	Imperial Tobacco Finance plc
250,000	2.950%, 7/21/2020[i]	247,755
	JBS USA, LLC
310,000	5.750%, 6/15/2025[i]	291,307
	Johnson & Johnson
225,000	2.900%, 1/15/2028	212,884
	Kimberly-Clark Corporation
220,000	3.900%, 5/4/2047	214,391
	Kraft Foods Group, Inc.
184,000	5.000%, 6/4/2042	179,529

The accompanying Notes to Financial Statements are an integral part of this schedule.

123

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (41.1%)	Value
Consumer Non-Cyclical (1.9%) - continued
	Kroger Company
$105,000	2.800%, 8/1/2022	$101,534
	Laboratory Corporation of America Holdings
75,000	2.625%, 2/1/2020	74,314
	Mead Johnson Nutrition Company
92,000	3.000%, 11/15/2020	91,762
	Medtronic, Inc.
700,000	4.375%, 3/15/2035	723,161
90,000	4.625%, 3/15/2045	94,986
	Merck & Company, Inc.
80,000	2.186%, (LIBOR 3M + 0.375%), 2/10/2020[b]	80,450
50,000	3.700%, 2/10/2045	47,602
	Mondelez International Holdings Netherlands BV
180,000	2.000%, 10/28/2021[i]	171,368
	Mondelez International, Inc.
87,000	2.293%, (LIBOR 3M + 0.520%), 2/1/2019[b]	87,188
	Mylan NV
55,000	3.150%, 6/15/2021	53,981
88,000	5.250%, 6/15/2046	85,387
	Mylan, Inc.
157,000	4.550%, 4/15/2028[i]	153,707
	Newell Rubbermaid, Inc.
138,000	5.500%, 4/1/2046	142,680
	PepsiCo, Inc.
180,000	2.850%, 2/24/2026	171,232
	Pilgrim’s Pride Corporation
290,000	5.750%, 3/15/2025[i]	283,475
	Reynolds American, Inc.
299,000	5.700%, 8/15/2035	329,317
	Roche Holdings, Inc.
138,000	4.000%, 11/28/2044[i]	139,027
	Shire Acquisitions Investments Ireland Designated Activity Company
252,000	2.400%, 9/23/2021	241,694
	Simmons Foods, Inc.
295,000	5.750%, 11/1/2024[i]	251,240
	Smithfield Foods, Inc.
200,000	2.700%, 1/31/2020[i]	196,877
145,000	2.650%, 10/3/2021[i]	138,076
	Tenet Healt hcare Corporation
300,000	8.125%, 4/1/2022	312,375
	Thermo Fisher Scientific, Inc.
69,000	3.000%, 4/15/2023	66,829
	TreeHouse Foods, Inc.
210,000	4.875%, 3/15/2022	208,425
	Tyson Foods, Inc.
88,000	3.550%, 6/2/2027	83,495
	VRX Escrow Corporation
595,000	6.125%, 4/15/2025[i]	536,672
	Zimmer Biomet Holdings, Inc.
305,000	2.928%, (LIBOR 3M + 0.750%), 3/19/2021[b]	305,514
	Zoetis, Inc.
275,000	4.700%, 2/1/2043	285,671

	Total	16,490,812

Energy (1.7%)
	Alliance Resource Operating Partners, LP
265,000	7.500%, 5/1/2025[i]	279,575
	Anadarko Petroleum Corporation
265,000	4.850%, 3/15/2021	274,459
	Antero Resources Corporation
305,000	5.125%, 12/1/2022	306,525
	BP Capital Markets plc
275,000	3.535%, 11/4/2024	274,087
50,000	3.119%, 5/4/2026	47,832
312,000	3.279%, 9/19/2027	298,996
	Buckeye Partners, LP
128,000	2.650%, 11/15/2018	128,013
	Canadian Natural Resources, Ltd.
150,000	3.450%, 11/15/2021	150,037
80,000	6.250%, 3/15/2038	95,453
	Canadian Oil Sands, Ltd.
115,000	9.400%, 9/1/2021[i]	132,105
	Cenovus Energy, Inc.
175,000	3.800%, 9/15/2023	171,114
148,000	5.200%, 9/15/2043	141,618
	Cheniere Energy Partners, LP
295,000	5.250%, 10/1/2025[i]	288,362
	Columbia Pipeline Group, Inc.
210,000	2.450%, 6/1/2018	209,970
	ConocoPhillips
220,000	6.500%, 2/1/2039	286,792
	Continental Resources, Inc.
220,000	5.000%, 9/15/2022	223,300
	El Paso Pipeline Partners Operating Company, LLC
130,000	4.300%, 5/1/2024	129,741
	Enbridge Energy Partners, LP
220,000	5.875%, 10/15/2025	239,956
	Enbridge, Inc.
165,000	2.900%, 7/15/2022	159,299
	Encana Corporation
45,000	3.900%, 11/15/2021	45,317
	Energy Transfer Equity, LP
310,000	5.500%, 6/1/2027	310,000
	Energy Transfer, LP
160,000	4.650%, 6/1/2021	164,044
155,000	4.900%, 3/15/2035	145,921
50,000	5.150%, 2/1/2043	45,025
	EnLink Midstream Partners, LP
45,000	4.150%, 6/1/2025	43,549
50,000	4.850%, 7/15/2026	49,939
	Enterprise Products Operating, LLC
132,000	5.100%, 2/15/2045	139,555
	EQT Corporation
118,000	8.125%, 6/1/2019	124,159
245,000	3.900%, 10/1/2027	233,079
	Exxon Mobil Corporation
80,000	4.114%, 3/1/2046	81,607
	Hess Corporation
260,000	3.500%, 7/15/2024	248,428
135,000	6.000%, 1/15/2040	140,728
	Kinder Morgan Energy Partners, LP
135,000	3.500%, 3/1/2021	134,701
215,000	6.500%, 9/1/2039	239,228

The accompanying Notes to Financial Statements are an integral part of this schedule.

124

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (41.1%)	Value
Energy (1.7%) - continued
	Kinder Morgan, Inc.
$225,000	6.500%, 9/15/2020	$240,569
	Magellan Midstream Partners, LP
130,000	5.000%, 3/1/2026	138,043
	Marathon Oil Corporation
120,000	2.700%, 6/1/2020	118,225
300,000	6.600%, 10/1/2037	362,365
	Marathon Petroleum Corporation
70,000	3.400%, 12/15/2020	70,267
160,000	6.500%, 3/1/2041	191,527
	MPLX, LP
264,000	4.875%, 6/1/2025	273,072
125,000	4.125%, 3/1/2027	121,838
	Nabors Industries, Inc.
250,000	5.750%, 2/1/2025[i]	236,875
	Newfield Exploration Company
250,000	5.625%, 7/1/2024	265,000
	Noble Energy, Inc.
145,000	5.625%, 5/1/2021	147,436
	ONEOK Partners, LP
145,000	3.800%, 3/15/2020	145,840
	ONEOK, Inc.
290,000	7.500%, 9/1/2023	335,893
	Parsley Energy, LLC
125,000	5.625%, 10/15/2027[i]	126,563
	PBF Holding Company, LLC
225,000	7.250%, 6/15/2025	233,438
	Petrobras Global Finance BV
118,000	8.375%, 5/23/2021	132,912
220,000	6.250%, 3/17/2024	231,440
	Petroleos Mexicanos
166,000	6.000%, 3/5/2020	172,225
66,500	2.378%, 4/15/2025	64,854
100,000	6.750%, 9/21/2047	96,700
	Phillips 66
185,000	3.900%, 3/15/2028	181,694
	Pioneer Natural Resources Company
90,000	4.450%, 1/15/2026	92,729
	Plains All American Pipeline, LP
205,000	5.000%, 2/1/2021	210,971
	Regency Energy Partners, LP
160,000	5.875%, 3/1/2022	169,662
310,000	5.000%, 10/1/2022	320,031
	Sabine Pass Liquefaction, LLC
125,000	6.250%, 3/15/2022	134,891
150,000	5.625%, 4/15/2023	159,812
175,000	5.750%, 5/15/2024	187,806
310,000	5.625%, 3/1/2025	330,002
	Shell International Finance BV
75,000	2.261%, (LIBOR 3M + 0.450%), 5/11/2020[b]	75,600
	Southwestern Energy Company
295,000	7.500%, 1/2026[m]	303,113
	SRC Energy, Inc.
300,000	6.250%, 12/1/2025[i]	303,000
	Suncor Energy, Inc.
155,000	3.600%, 12/1/2024	152,792
	Sunoco Logistics Partners Operations, LP
85,000	4.400%, 4/1/2021	86,534
	Sunoco, LP
105,000	5.500%, 2/15/2026[i]	101,325
160,000	5.875%, 3/15/2028[i]	155,400
	Tallgrass Energy Partners, LP
445,000	5.500%, 1/15/2028[i]	443,888
	Tesoro Corporation
264,000	4.750%, 12/15/2023	275,671
	Weatherford International, Ltd.
255,000	8.250%, 6/15/2023[m]	239,700
	Western Gas Partners, LP
176,000	4.000%, 7/1/2022	174,370
95,000	4.500%, 3/1/2028	93,656
	Williams Companies, Inc.
225,000	7.500%, 1/15/2031	271,688
	Williams Partners, LP
100,000	4.000%, 11/15/2021	100,824
70,000	3.600%, 3/15/2022	69,345
100,000	4.500%, 11/15/2023	101,836
155,000	3.750%, 6/15/2027	145,659
175,000	6.300%, 4/15/2040	197,177
	Woodside Finance, Ltd.
225,000	3.650%, 3/5/2025[i]	218,958
90,000	3.700%, 3/15/2028[i]	85,901

	Total	15,071,631

Financials (4.8%)
	ABN AMRO Bank NV
200,000	4.750%, 7/28/2025[i]	202,515
	ACE INA Holdings, Inc.
138,000	4.350%, 11/3/2045	142,927
	AerCap Ireland Capital, Ltd.
90,000	3.750%, 5/15/2019	90,659
80,000	4.625%, 10/30/2020	82,055
215,000	5.000%, 10/1/2021	223,274
14,000	4.625%, 7/1/2022	14,328
160,000	3.500%, 1/15/2025	151,486
	Air Lease Corporation
40,000	2.625%, 9/4/2018	40,005
220,000	3.375%, 1/15/2019	220,681
185,000	2.500%, 3/1/2021	180,083
	Ally Financial, Inc.
210,000	3.750%, 11/18/2019	210,548
200,000	4.125%, 3/30/2020	201,000
	American Express Company
148,000	2.200% ,10/30/2020	144,754
	American Express Credit Corporation
125,000	2.728%, (LIBOR 3M + 0.550%), 3/18/2019[b]	125,467
264,000	1.875%, 5/3/2019	261,952
380,000	2.200%, 3/3/2020	375,195
	American International Group, Inc.
65,000	3.300%, 3/1/2021	64,739
138,000	4.125%, 2/15/2024	138,916
255,000	3.750%, 7/10/2025	249,584
250,000	3.900%, 4/1/2026	244,006
	Anthem, Inc.
220,000	4.625%, 5/15/2042	214,852
	Ares Capital Corporation
395,000	3.875%, 1/15/2020	396,865
	ASP AMC Merger Sub, Inc.
275,000	8.000%, 5/15/2025[i]	246,812

The accompanying Notes to Financial Statements are an integral part of this schedule.

125

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (41.1%)	Value
Financials (4.8%) - continued
	Avalonbay Communities, Inc.
$200,000	3.500%, 11/15/2025	$194,819
	Aviation Capital Group, LLC
255,000	2.875%, 1/20/2022[i]	247,791
	Banco Santander SA
200,000	6.375%, 5/19/2019[b,n]	202,677
400,000	3.459%, (LIBOR 3M + 1.120%), 4/12/2023[b]	402,111
	Bank of America Corporation
105,000	3.178%, (LIBOR 3M + 0.870%), 4/1/2019[b]	105,775
110,000	2.369%, 7/21/2021[b]	107,901
132,000	2.328%, 10/1/2021[b]	128,979
205,000	3.300%, 1/11/2023	202,565
175,000	2.881%, 4/24/2023[b]	170,198
184,000	4.000%, 4/1/2024	186,468
500,000	4.000%, 1/22/2025	493,782
225,000	3.093%, 10/1/2025[b]	214,173
212,000	5.875%, 3/10/2026	253,614
138,000	3.500%, 4/19/2026	133,130
240,000	4.183%, 11/25/2027	232,910
180,000	3.824%, 1/20/2028[b]	175,184
	Bank of Montreal
205,000	2.802%, (LIBOR 3M + 0.460%), 4/13/2021[b]	205,814
	Bank of New York Mellon Corporation
230,000	2.500%, 4/15/2021	225,997
	Bank of Nova Scotia
390,000	2.799%, (LIBOR 3M + 0.440%), 4/20/2021[b]	391,188
185,000	2.700%, 3/7/2022	180,265
	Bank of Tokyo-Mitsubishi UFJ, Ltd.
65,000	2.850%, 9/8/2021[i]	63,770
	Barclays Bank plc
46,000	10.179%, 6/12/2021[i]	53,804
	Barclays plc
150,000	2.750%, 11/8/2019	148,968
310,000	3.250%, 1/12/2021	307,199
250,000	3.684%, 1/10/2023	246,559
236,000	3.650%, 3/16/2025	225,076
	BB&T Corporation
65,000	3.063%, (LIBOR 3M + 0.715%), 1/15/2020[b]	65,529
	BPCE SA
315,000	3.500%, 10/23/2027[i]	294,467
	Capital One Financial Corporation
115,000	2.450%, 4/24/2019	114,658
154,000	2.500%, 5/12/2020	151,747
500,000	3.450%, 4/30/2021	499,974
160,000	3.050%, 3/9/2022	156,451
	Capital One NA
250,000	2.350%, 1/31/2020	246,179
	CBOE Holdings, Inc.
100,000	1.950%, 6/28/2019	98,715
	Cigna Corporation
350,000	3.050%, 10/15/2027	317,271
	CIT Group, Inc.
375,000	5.000%, 8/15/2022	383,437
	Citigroup, Inc.
90,000	3.101%, (LIBOR 3M + 0.770%), 4/8/2019[b]	90,411
185,000	2.700%, 3/30/2021	182,035
200,000	2.750%, 4/25/2022	194,376
139,000	4.050%, 7/30/2022	140,544
140,000	3.142%, 1/24/2023[b]	137,394
145,000	4.400%, 6/10/2025	144,739
160,000	3.200%, 10/21/2026	148,976
240,000	3.668%, 7/24/2028[b]	228,721
120,000	4.125%, 7/25/2028	115,464
225,000	3.520%, 10/27/2028[b]	211,183
300,000	3.878%, 1/24/2039[b]	278,501
	Citizens Bank NA
250,000	2.200%, 5/26/2020	244,342
	Commerzbank AG
200,000	8.125%, 9/19/2023[i]	231,257
	Commonwealth Bank of Australia
120,000	2.250%, 3/10/2020[i]	118,106
285,000	2.845%, (LIBOR 3M + 0.700%), 3/16/2023[b,i]	285,970
	Compass Bank
150,000	2.750%, 9/29/2019	149,214
	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA
258,000	3.950%, 11/9/2022	256,511
528,000	4.625%, 12/1/2023	540,081
	Credit Agricole SA
105,000	3.148%, (LIBOR 3M + 0.800%), 4/15/2019[b,i]	105,614
250,000	3.375%, 1/10/2022[i]	246,646
	Credit Suisse AG
92,000	5.400%, 1/14/2020	95,279
	Credit Suisse Group AG
250,000	2.997%, 12/14/2023[b,i]	240,168
250,000	3.869%, 1/12/2029[b,i]	236,987
	Credit Suisse Group Funding, Ltd.
276,000	2.750%, 3/26/2020	273,699
100,000	3.125%, 12/10/2020	99,399
184,000	3.750%, 3/26/2025	178,009
	DDR Corporation
185,000	4.625%, 7/15/2022	190,243
	Deutsche Bank AG
156,000	2.700%, 7/13/2020	152,977
275,000	3.375%, 5/12/2021	271,074
100,000	4.250%, 10/14/2021	100,926
300,000	4.875%, 12/1/2032[b]	276,210
	Digital Realty Trust LP
230,000	3.400%, 10/1/2020	230,478
	Discover Bank
135,000	8.700%, 11/18/2019	144,983
280,000	3.100%, 6/4/2020	278,580
	Duke Realty, LP
50,000	3.875%, 2/15/2021	50,769
96,000	4.375%, 6/15/2022	98,790
	ERP Operating, LP
54,000	3.375%, 6/1/2025	52,586
	European Investment Bank
160,000	1.875%, 3/15/2019	159,282
	Fifth Third Bancorp
112,000	2.875%, 7/27/2020	111,538
65,000	2.875%, 10/1/2021	64,071
135,000	2.600%, 6/15/2022	130,405
	Five Corners Funding Trust
220,000	4.419%, 11/15/2023[i]	227,198

The accompanying Notes to Financial Statements are an integral part of this schedule.

126

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (41.1%)	Value
Financials (4.8%) - continued
	GE Capital International Funding Company
$675,000	4.418%, 11/15/2035	$644,875
	Goldman Sachs Group, Inc.
90,000	2.939%, (LIBOR 3M + 1.100%), 11/15/2018[b]	90,427
488,000	5.375%, 3/15/2020	508,029
95,000	3.522%, (LIBOR 3M + 1.160%), 4/23/2020[b]	96,401
300,000	5.375%, 5/10/2020[b,n]	307,113
524,000	5.250%, 7/27/2021	553,958
285,000	2.876%, 10/31/2022[b]	277,877
176,000	2.908%, 6/5/2023[b]	170,258
300,000	3.691%, 6/5/2028[b]	285,963
460,000	4.750%, 10/21/2045	466,573
	Hartford Financial Services Group, Inc.
334,000	5.125%, 4/15/2022	353,850
	HBOS plc
271,000	6.750%, 5/21/2018[i]	271,604
	HCP, Inc.
230,000	4.000%, 12/1/2022	230,881
100,000	3.400%, 2/1/2025	94,753
	HSBC Holdings plc
315,000	3.400%, 3/8/2021	315,790
200,000	6.875%, 6/1/2021[b,n]	212,000
125,000	2.650%, 1/5/2022	121,293
350,000	3.900%, 5/25/2026	345,562
	HSBC USA, Inc.
255,000	2.350%, 3/5/2020	251,884
	Huntington National Bank
250,000	2.200%, 11/6/2018	249,543
	Icahn Enterprises, LP
115,000	6.750%, 2/1/2024	117,875
150,000	6.375%, 12/15/2025	150,562
	ING Groep NV
200,000	3.150%, 3/29/2022	197,229
	International Lease Finance Corporation
80,000	5.875%, 8/15/2022	85,495
	Intesa Sanpaolo SPA
315,000	3.125%, 7/14/2022[i]	303,462
	J.P. Morgan Chase & Company
75,000	2.250%, 1/23/2020	74,139
170,000	2.686%, (LIBOR 3M + 0.680%), 6/1/2021[b]	171,011
90,000	2.295%, 8/15/2021	87,445
230,000	4.500%, 1/24/2022	238,556
185,000	2.972%, 1/15/2023	180,163
134,000	3.200%, 1/25/2023	132,061
230,000	2.700%, 5/18/2023	220,359
105,000	3.589%, (LIBOR 3M + 1.230%), 10/24/2023[b]	107,437
200,000	3.625%, 5/13/2024	198,496
145,000	3.125%, 1/23/2025	138,096
425,000	3.900%, 7/15/2025	422,345
150,000	3.300%, 4/1/2026	142,552
260,000	3.882%, 7/24/2038[b]	241,440
	J.P. Morgan Chase Bank NA
300,000	3.086%, 4/26/2021[b]	299,716
	KeyCorp
220,000	2.900%, 9/15/2020	218,438
	Kimco Realty Corporation
320,000	3.300%, 2/1/2025	302,163
	Liberty Mutual Group, Inc.
80,000	4.950%, 5/1/2022[i]	83,637
	Liberty Property, LP
216,000	3.750%, 4/1/2025	211,485
	Lloyds Banking Group plc
225,000	2.907%, 11/7/2023[b]	216,591
	MetLife, Inc.
210,000	4.050%, 3/1/2045	197,176
	Mitsubishi UFJ Financial Group, Inc.
200,000	2.190%, 9/13/2021	192,287
280,000	3.455%, 3/2/2023	277,839
200,000	3.287%, 7/25/2027	190,177
	Morgan Stanley
80,000	5.550%, 7/15/2020[b,n]	82,000
315,000	2.500%, 4/21/2021	307,742
200,000	2.625%, 11/17/2021	194,648
110,000	3.539%, (LIBOR 3M + 1.180%), 1/20/2022[b]	111,659
198,000	2.750%, 5/19/2022	192,030
135,000	4.875%, 11/1/2022	140,113
185,000	3.125%, 1/23/2023	180,741
70,000	4.000%, 7/23/2025	69,728
275,000	4.350%, 9/8/2026	272,978
240,000	3.591%, 7/22/2028[b]	227,915
225,000	3.772%, 1/24/2029[b]	216,006
	MPT Operating Partnership, LP
325,000	6.375%, 3/1/2024	341,250
	Nasdaq, Inc.
110,000	3.850%, 6/30/2026	106,712
	National City Corporation
279,000	6.875%, 5/15/2019	290,472
	New York Life Global Funding
128,000	2.300%, 6/10/2022[i]	122,906
	Park Aerospace Holdings, Ltd.
145,000	5.500%, 2/15/2024[i]	140,831
	Prudential Financial, Inc.
65,000	2.350%, 8/15/2019	64,602
	Quicken Loans, Inc.
410,000	5.750%, 5/1/2025[i]	401,800
	Realty Income Corporation
175,000	4.125%, 10/15/2026	172,833
	Regency Centers, LP
290,000	4.125%, 3/15/2028	284,797
	Regions Bank
250,000	7.500%, 5/15/2018	250,439
	Regions Financial Corporation
125,000	2.250%, 9/14/2018	124,809
	Reinsurance Group of America, Inc.
139,000	5.000%, 6/1/2021	144,531
	Reliance Standard Life Global Funding II
85,000	2.500%, 4/24/2019[i]	84,565
	Royal Bank of Scotland Group plc
220,000	8.625%, 8/15/2021[b,n]	240,900
200,000	3.875%, 9/12/2023	196,572
	Santander UK Group Holdings plc
160,000	2.875%, 10/16/2020	158,225
	Simon Property Group, LP
70,000	2.500%, 9/1/2020	69,057

The accompanying Notes to Financial Statements are an integral part of this schedule.

127

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (41.1%)	Value
Financials (4.8%) - continued
$225,000	2.750%, 2/1/2023	$216,719
160,000	4.250%, 11/30/2046	153,914
	Skandinaviska Enskilda Banken AB
130,000	2.375%, 3/25/2019[i]	129,459
	Societe Generale SA
132,000	4.750%, 11/24/2025[i]	133,082
	Standard Chartered plc
168,000	2.100%, 8/19/2019[i]	165,681
	State Street Corporation
104,000	2.785%, (LIBOR 3M + 0.900%), 8/18/2020[b]	105,760
	Sumitomo Mitsui Financial Group, Inc.
160,000	2.784%, 7/12/2022	155,135
135,000	3.102%, 1/17/2023	131,631
120,000	3.010%, 10/19/2026	112,026
	Sumitomo Mitsui Trust Bank, Ltd.
225,000	1.950%, 9/19/2019[i]	221,466
	SunTrust Banks, Inc.
175,000	2.250%, 1/31/2020	172,761
	Svenska Handelsbanken AB
150,000	2.668%, (LIBOR 3M + 0.490%), 6/17/2019[b]	150,555
	Synchrony Financial
303,000	3.000%, 8/15/2019	302,306
60,000	3.017%, (LIBOR 3M + 1.230%), 2/3/2020[b]	60,733
70,000	4.250%, 8/15/2024	68,846
	Toronto-Dominion Bank
70,000	3.037%, (LIBOR 3M + 0.930%), 12/14/2020[b]	71,191
	UBS Group Funding Jersey, Ltd.
200,000	3.000%, 4/15/2021[i]	197,328
138,000	4.125%, 9/24/2025[i]	137,189
	UBS Group Funding Switzerland AG
190,000	3.491%, 5/23/2023[i]	186,579
	UnitedHealth Group, Inc.
40,000	3.350%, 7/15/2022	40,043
225,000	2.950%, 10/15/2027	210,005
405,000	4.625%, 7/15/2035	431,863
	USB Realty Corporation
65,000	3.495%, (LIBOR 3M + 1.147%), 1/15/2022[b,i,n]	58,663
	Vantiv, LLC
300,000	4.375%, 11/15/2025[i]	286,500
	Ventas Realty, LP
190,000	3.100%, 1/15/2023	184,599
235,000	4.000%, 3/1/2028	226,098
	Voya Financial, Inc.
310,000	3.125%, 7/15/2024	294,034
	Wells Fargo & Company
95,000	3.039%, (LIBOR 3M + 0.680%), 1/30/2020[b]	95,576
180,000	2.550%, 12/7/2020	177,351
190,000	2.625%, 7/22/2022	182,503
185,000	3.069%, 1/24/2023	180,017
160,000	3.450%, 2/13/2023	156,585
205,000	3.000%, 2/19/2025	192,432
175,000	3.000%, 4/22/2026	161,455
163,000	3.000%, 10/23/2026	149,832
307,000	4.900%, 11/17/2045	310,373
	Welltower, Inc.
282,000	4.000%, 6/1/2025	276,455

	Total	42,690,056

Foreign Government (<0.1%)
	Argentina Government International Bond
150,000	7.500%, 4/22/2026	157,200
	Export-Import Bank of Korea
90,000	2.250%, 1/21/2020	88,437
	Kommunalbanken AS
150,000	1.500%, 10/22/2019[i]	147,583

	Total	393,220

Mortgage-Backed Securities (11.7%)
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
11,070,000	4.000%, 5/1/2048[e]	11,272,373
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
490,839	3.000%, 3/15/2045, Ser. 4741, Class GA	482,393
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
5,870,000	3.500%, 5/1/2030[e]	5,936,954
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
1,056,355	1.776%, (LIBOR 12M + 1.550%), 7/1/2043[b]	1,087,960
16,875,000	3.000%, 5/1/2048[e]	16,263,281
29,550,000	3.500%, 5/1/2048[e]	29,319,141
23,460,000	4.000%, 5/1/2048[e]	23,881,548
13,275,000	4.500%, 5/1/2048[e]	13,818,445
	U.S. Residential Opportunity Fund Trust
116,382	3.352%, 11/27/2037, Ser. 2017-1A, Class Ai	115,853

	Total	102,177,948

Real Estate (<0.1%)
	Iron Mountain, Inc.
150,000	4.875%, 9/15/2027[i]	141,187

	Total	141,187

Technology (1.1%)
	Amphenol Corporation
66,000	2.550%, 1/30/2019	65,923
	Apple, Inc.
75,000	2.120%, (LIBOR 3M + 0.300%), 5/6/2020[b]	75,290
110,000	3.000%, 2/9/2024	107,693
170,000	3.200%, 5/11/2027	163,927
200,000	3.000%, 6/20/2027	189,995
365,000	3.000%, 11/13/2027	344,801
215,000	4.500%, 2/23/2036	229,664
138,000	4.650%, 2/23/2046	147,938
220,000	4.250%, 2/9/2047	220,270
315,000	3.750%, 9/12/2047	293,943

The accompanying Notes to Financial Statements are an integral part of this schedule.

128

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (41.1%)	Value
Technology (1.1%) - continued
	Applied Materials, Inc.
$88,000	3.300%, 4/1/2027	$85,161
	Avnet, Inc.
120,000	3.750%, 12/1/2021	119,115
	Baidu, Inc.
180,000	3.000%, 6/30/2020	178,110
	Broadcom Corporation
480,000	3.875%, 1/15/2027	457,818
405,000	3.500%, 1/15/2028	371,894
	CDK Global, Inc.
150,000	4.875%, 6/1/2027	144,000
	Cisco Systems, Inc.
100,000	2.506%, (LIBOR 3M + 0.500%), 3/1/2019[b]	100,399
	CommScope Technologies Finance, LLC
270,000	6.000%, 6/15/2025[i]	278,100
	Diamond 1 Finance Corporation
115,000	3.480%, 6/1/2019[i]	115,255
325,000	4.420%, 6/15/2021[i]	331,012
220,000	5.450%, 6/15/2023[i]	231,327
295,000	6.020%, 6/15/2026[i]	312,422
	Equinix, Inc.
210,000	5.750%, 1/1/2025	217,875
	Fidelity National Information Services, Inc.
91,000	3.625%, 10/15/2020	91,910
	Harland Clarke Holdings Corporation
280,000	8.375%, 8/15/2022[i]	286,300
	Hewlett Packard Enterprise Company
115,000	2.850%, 10/5/2018	115,114
110,000	2.100%, 10/4/2019[i]	108,493
115,000	4.400%, 10/15/2022	118,172
	Intel Corporation
40,000	3.100%, 7/29/2022	39,923
140,000	3.700%, 7/29/2025	141,191
207,000	4.100%, 5/19/2046	206,298
	Iron Mountain, Inc.
125,000	6.000%, 8/15/2023	128,750
	Microsoft Corporation
280,000	4.750%, 11/3/2055	312,463
280,000	4.200%, 11/3/2035	294,567
500,000	3.700%, 8/8/2046	471,502
215,000	4.250%, 2/6/2047	223,652
	NetApp, Inc.
145,000	2.000%, 9/27/2019	143,091
	NXP BV
160,000	3.875%, 9/1/2022[i]	156,800
	Oracle Corporation
65,000	2.500%, 5/15/2022	63,429
184,000	2.400%, 9/15/2023	175,449
490,000	2.950%, 5/15/2025	469,303
225,000	3.850%, 7/15/2036	219,868
	QUALCOMM, Inc.
138,000	3.000%, 5/20/2022	134,575
	Seagate HDD Cayman
150,000	4.750%, 1/1/2025	145,421
	Sensata Technologies UK Financing Company plc
240,000	6.250%, 2/15/2026[i]	249,504
	Texas Instruments, Inc.
270,000	4.150%, 5/15/2048[e]	268,801
	Tyco Electronics Group SA
40,000	3.450%, 8/1/2024	39,352
80,000	3.125%, 8/15/2027	75,564
	VMware, Inc.
55,000	2.950%, 8/21/2022	52,844
	Western Digital Corporation
295,000	4.750%, 2/15/2026	290,759

	Total	9,805,027

Transportation (0.3%)
	Air Canada Pass Through Trust
53,061	3.875%, 3/15/2023[i]	52,021
	American Airlines Pass Through Trust
228,450	3.375%, 5/1/2027	219,815
	Avis Budget Car Rental, LLC
190,000	6.375%, 4/1/2024[i]	192,375
	Burlington Northern Santa Fe, LLC
130,000	5.750%, 5/1/2040	156,379
400,000	5.050%, 3/1/2041	442,258
130,000	4.450%, 3/15/2043	134,572
200,000	3.900%, 8/1/2046	191,162
	CSX Corporation
98,000	3.700%, 11/1/2023	98,631
	Delta Air Lines, Inc.
95,000	2.875%, 3/13/2020	94,508
40,551	4.950%, 11/23/2020	40,997
	ERAC USA Finance, LLC
66,000	2.800%, 11/1/2018[i]	65,903
	J.B. Hunt Transport Services, Inc.
60,000	3.300%, 8/15/2022	59,348
	United Continental Holdings, Inc.
300,000	4.250%, 10/1/2022	292,200
	XPO Logistics, Inc.
300,000	6.500%, 6/15/2022[i]	309,750

	Total	2,349,919

U.S. Government and Agencies (9.3%)
	U.S. Treasury Bonds
150,000	2.250%, 11/15/2027	141,287
550,000	4.375%, 5/15/2040	665,908
2,000,000	3.000%, 5/15/2042	1,971,406
4,999,000	2.500%, 5/15/2046	4,422,943
1,005,000	3.000%, 5/15/2047	982,780
899,000	2.750%, 11/15/2047	835,543
1,770,000	3.000%, 2/15/2048	1,730,452
	U.S. Treasury Bonds, TIPS
3,774,925	0.125%, 1/15/2023	3,686,469
3,864,787	0.375%, 1/15/2027	3,739,306
5,902,776	0.375%, 7/15/2027	5,715,684
	U.S. Treasury Notes
1,900,000	1.000%, 10/15/2019	1,861,629
5,620,000	1.500%, 10/31/2019	5,543,823
4,450,000	1.750%, 11/30/2019	4,402,371
1,170,000	2.250%, 3/31/2020	1,164,836
5,500,000	1.375%, 9/30/2020	5,346,387
55,000	1.875%, 12/15/2020	54,014
1,000,000	1.375%, 5/31/2021	962,109
9,370,000	1.125%, 8/31/2021	8,904,062
6,250,000	1.875%, 7/31/2022	6,030,029
22,810,000	2.000%, 11/30/2022	22,057,092
630,000	2.500%, 3/31/2023	621,510
1,500,000	2.125%, 7/31/2024	1,435,195

	Total	82,274,835

The accompanying Notes to Financial Statements are an integral part of this schedule.

129

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (41.1%)	Value
Utilities (1.2%)
	American Electric Power Company, Inc.
216,000	2.950%, 12/15/2022	210,585
	Appalachian Power Company
85,000	3.300%, 6/1/2027	81,465
	Arizona Public Service Company
80,000	2.200%, 1/15/2020	78,978
	Atmos Energy Corporation
85,000	3.000%, 6/15/2027	80,693
	Berkshire Hathaway Energy Company
55,000	2.400%, 2/1/2020	54,548
140,000	4.500%, 2/1/2045	144,333
	Calpine Corporation
150,000	5.375%, 1/15/2023	143,813
	CMS Energy Corporation
120,000	2.950%, 2/15/2027	110,085
120,000	3.450%, 8/15/2027	114,559
	Commonwealth Edison Company
205,000	3.700%, 3/1/2045	192,125
65,000	4.350%, 11/15/2045	67,560
	Consolidated Edison, Inc.
92,000	2.000%, 5/15/2021	88,660
69,000	4.500%, 12/1/2045	72,621
	Dominion Energy, Inc.
180,000	2.962%, 7/1/2019	179,491
176,000	2.579%, 7/1/2020	173,276
	Dominion Gas Holdings, LLC
255,000	2.500%, 12/15/2019	252,158
	DTE Electric Company
115,000	3.700%, 3/15/2045	108,866
145,000	3.700%, 6/1/2046	137,101
190,000	4.050%, 5/15/2048[e]	189,147
	DTE Energy Company
30,000	2.400%, 12/1/2019	29,591
	Duke Energy Carolinas, LLC
315,000	3.700%, 12/1/2047	297,825
	Duke Energy Corporation
168,000	2.100%, 6/15/2018	167,906
160,000	3.750%, 9/1/2046	142,075
	Duke Energy Florida, LLC
120,000	3.200%, 1/15/2027	115,741
	Duke Energy Indiana, LLC
185,000	3.750%, 5/15/2046	173,958
	Dynegy, Inc.
235,000	7.375%, 11/1/2022	247,631
	Edison International
180,000	2.950%, 3/15/2023	173,671
	Emera U.S. Finance, LP
125,000	2.150%, 6/15/2019	123,658
	Energy Transfer Partners, LP
280,000	5.200%, 2/1/2022	290,896
	Eversource Energy
200,000	2.500%, 3/15/2021	196,163
	Exelon Corporation
100,000	5.100%, 6/15/2045	109,237
138,000	4.450%, 4/15/2046	137,618
	Exelon Generation Company, LLC
189,000	5.200%, 10/1/2019	193,606
165,000	2.950%, 1/15/2020	164,402
	FirstEnergy Corporation
50,000	2.850%, 7/15/2022	48,149
320,000	4.850%, 7/15/2047	331,573
	ITC Holdings Corporation
66,000	4.050%, 7/1/2023	66,650
80,000	5.300%, 7/1/2043	89,539
	MidAmerican Energy Holdings Company
276,000	6.500%, 9/15/2037	358,703
	Mississippi Power Company
	2.942%, (LIBOR 3M +
165,000	0.650%), 3/27/2020[b]	165,043
165,000	3.950%, 3/30/2028	163,103
	Monongahela Power Company
150,000	5.400%, 12/15/2043[i]	176,279
	National Rural Utilities Cooperative Finance Corporation
175,000	2.300%, 11/1/2020	171,581
	NextEra Energy Capital Holdings, Inc.
115,000	2.300%, 4/1/2019	114,540
	NextEra Energy Partners, LP
295,000	4.250%, 9/15/2024[i]	284,675
	NiSource Finance Corporation
88,000	3.490%, 5/15/2027	84,143
255,000	5.650%, 2/1/2045	293,948
	Oncor Electric Delivery Company, LLC
352,000	3.750%, 4/1/2045	334,513
	Pacific Gas and Electric Company
215,000	3.300%, 3/15/2027	201,093
138,000	4.250%, 3/15/2046	129,885
	PPL Capital Funding, Inc.
78,000	3.500%, 12/1/2022	77,695
88,000	3.400%, 6/1/2023	86,383
225,000	5.000%, 3/15/2044	240,269
	PPL Electric Utilities Corporation
132,000	3.950%, 6/1/2047	130,014
	Public Service Electric & Gas Company
220,000	3.000%, 5/15/2027	208,426
	Sempra Energy
250,000	6.150%, 6/15/2018	251,099
75,000	2.400%, 3/15/2020	73,996
	Southern California Edison Company
175,000	4.000%, 4/1/2047	172,049
	Southern Company
170,000	2.950%, 7/1/2023	163,787
215,000	3.250%, 7/1/2026	201,808
185,000	4.400%, 7/1/2046	181,841
	Southern Company Gas Capital Corporation
220,000	4.400%, 5/30/2047	218,314
	Southwestern Electric Power Company
65,000	3.900%, 4/1/2045	60,923
	Tesoro Logistics, LP
275,000	5.250%, 1/15/2025	282,563

	Total	10,406,626

	Total Long-Term Fixed Income (cost $367,387,835)	362,393,601

The accompanying Notes to Financial Statements are an integral part of this schedule.

130

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Schedule of Investments as of April 30, 2018

(unaudited)

Shares	Registered Investment Companies (38.6%)	Value
Affiliated Equity Holdings (20.4%)
901,262	Thrivent Core International Equity Fund	$9,237,937
1,506,620	Thrivent Core Low Volatility Equity Fund[o]	14,915,543
2,500,175	Thrivent Large Cap Growth Fund, Class S	30,102,107
47,463	Thrivent Large Cap Stock Fund, Class S	1,327,551
2,752,709	Thrivent Large Cap Value Fund, Class S	62,238,758
606,458	Thrivent Mid Cap Stock Fund, Class S	17,150,633
3,627,422	Thrivent Partner Worldwide Allocation Fund, Class S	40,735,954
171,214	Thrivent Small Cap Stock Fund, Class S	4,504,639

	Total	180,213,122

Affiliated Fixed Income Holdings (16.6%)
2,075,866	Thrivent Core Emerging Markets Debt Fund	19,513,137
4,617,117	Thrivent High Yield Fund, Class S	21,931,304
7,486,451	Thrivent Income Fund, Class S	66,479,682
3,071,004	Thrivent Limited Maturity Bond Fund, Class S	37,926,895

	Total	145,851,018

Equity Funds/Exchange Traded Funds (0.5%)
3,048	ProShares Ultra S&P 500	322,143
13,030	SPDR S&P 500 ETF Trust	3,446,565
1,628	SPDR S&P Biotech ETF[m]	141,604
1,660	SPDR S&P Metals & Mining ETF[m]	58,050
2,230	VanEck Vectors Oil Services ETF	60,522

	Total	4,028,884

Fixed Income Funds/Exchange Traded Funds (1.1%)
16,000	iShares Barclays 1-3 Year Credit Bond Fund	1,659,840
56,500	iShares iBoxx $ Investment Grade Corporate Bond ETF	6,509,930
75,000	PowerShares Senior Loan Portfolio	1,733,250

	Total	9,903,020

	Total Registered Investment Companies (cost $273,861,844)	339,996,044

Shares	Common Stock (12.9%)	Value
Consumer Discretionary (1.4%)
1,260	Amazon.com, Inc.[o]	1,973,324
3,325	American Axle & Manufacturing Holdings, Inc.[o]	51,005
1,636	Aptiv plc	138,373
4,373	Aramark	163,506
710	Ascent Capital Group, Inc.[o]	2,457
169	Booking Holdings, Inc.[o]	368,082
3,750	BorgWarner, Inc.	183,525
3,747	Bright Horizons Family Solutions, Inc.[o]	355,515
1,959	Burlington Stores, Inc.[o]	266,130
1,643	Caleres, Inc.	53,775
3,577	Carnival Corporation	225,566
682	Cedar Fair, LP	46,199
811	Century Casinos, Inc.[o]	6,228
2,341	Children’s Place, Inc.	298,595
340	Chipotle Mexican Grill, Inc.[o]	143,932
26,865	Comcast Corporation	843,292
6,071	Core-Mark Holding Company, Inc.	125,123
1,725	CSS Industries, Inc.	29,428
1,578	Culp, Inc.	46,630
1,850	DISH Network Corporation[o]	62,068
4,530	Dollar Tree, Inc.[o]	434,382
4,359	Duluth Holdings, Inc.[m,o]	75,629
741	Emerald Expositions Events, Inc.	14,279
447	Expedia, Inc.	51,468
5,369	Extended Stay America, Inc.	105,125
1,145	Five Below, Inc.[o]	80,848
2,371	G-III Apparel Group, Ltd.[o]	86,518
1,953	Habit Restaurants, Inc.[o]	19,725
5,089	Harley-Davidson, Inc.[m]	209,311
1,320	Haverty Furniture Companies, Inc.	23,958
400	Hemisphere Media Group, Inc.[o]	4,360
3,391	Home Depot, Inc.	626,657
714	Hyatt Hotels Corporation	54,885
4,443	International Speedway Corporation	182,607
687	K12, Inc.[o]	10,511
800	La-Z-Boy, Inc.	23,040
2,079	Liberty Media Corporation—Liberty SiriusXM[o]	86,611
950	Liberty SiriusXM Group[o]	39,682
440	Lithia Motors, Inc.	42,178
10,041	Lowe’s Companies, Inc.	827,680
325	Lululemon Athletica, Inc.[o]	32,435
13	Marcus Corporation	387
313	McDonald’s Corporation	52,409
4,360	Michaels Companies, Inc.[o]	81,183
4,108	Modine Manufacturing Company[o]	70,658
1,392	Netflix, Inc.o	434,944
7,270	Newell Brands, Inc.	200,870
3,219	News Corporation, Class A	51,440
1,044	News Corporation, Class B	16,965
5,280	Norwegian Cruise Line Holdings, Ltd.[o]	282,322
6,531	Nutrisystem, Inc.	189,399
320	O’Reilly Automotive, Inc.[o]	81,942
1,548	Oxford Industries, Inc.	119,258
1,358	Papa John’s International, Inc.[m]	84,196
952	Planet Fitness, Inc.[o]	38,356
1,630	Polaris Industries, Inc.	170,857
1,286	PVH Corporation	205,336
300	RHo	28,635
2,760	Ross Stores, Inc.	223,146
5,231	Six Flags Entertainment Corporation	330,808
660	Stamps.com, Inc.[o]	150,315
87	Systemax, Inc.	2,734
5,910	Toll Brothers, Inc.	249,166
6,698	Tower International, Inc.	197,591
3,138	Tupperware Brands Corporation	139,829
320	Ulta Beauty, Inc.[o]	80,291
328	Vail Resorts, Inc.	75,214

The accompanying Notes to Financial Statements are an integral part of this schedule.

131

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Schedule of Investments as of April 30, 2018

(unaudited)

Shares	Common Stock (12.9%)	Value
Consumer Discretionary (1.4%) - continued
2,220	VF Corporation	$179,531
700	Walt Disney Company	70,231
375	Whirlpool Corporation	58,106
1,509	Wingstop, Inc.	73,730
3,773	Zoe’s Kitchen, Inc.[m,o]	55,652
2,260	Zumiez, Inc.[o]	52,884

	Total	12,463,027

Consumer Staples (0.4%)
189	Altria Group, Inc.	10,605
1,258	Coca-Cola Company	54,358
11,640	Cott Corporation	166,452
3,900	CVS Health Corporation	272,337
1,622	e.l.f. Beauty, Inc.[m,o]	29,472
5,725	Hain Celestial Group, Inc.[o]	166,769
1,194	Inter Parfums, Inc.	61,133
1,880	John B. Sanfilippo & Son, Inc.	106,953
880	Kimberly-Clark Corporation	91,115
3,089	MGP Ingredients, Inc.[m]	295,895
4,670	Monster Beverage Corporation[o]	256,850
6,173	PepsiCo, Inc.	623,103
5,182	Pinnacle Foods, Inc.	312,993
442	Seneca Foods Corporation[o]	12,177
1,336	SpartanNash Company	24,289
3,090	US Foods Holding Corporation[o]	105,616
8,363	Wal-Mart Stores, Inc.	739,791

	Total	3,329,908

Energy (0.6%)
10,412	Abraxas Petroleum Corporation[o]	29,778
4,008	Anadarko Petroleum Corporation	269,819
445	Andeavor	61,552
730	Archrock, Inc.	7,884
11,934	Callon Petroleum Company[o]	166,002
3,950	Chevron Corporation	494,184
1,440	Concho Resources, Inc.[o]	226,382
931	Contura Energy, Inc.	62,330
13,102	Denbury Resources, Inc.[o]	43,106
4,405	Devon Energy Corporation	160,034
1,813	EQT Corporation	90,994
1,420	Era Group, Inc.[o]	14,981
1,932	Exterran Corporation[o]	56,588
7,158	Exxon Mobil Corporation	556,534
432	Forum Energy Technologies, Inc.[o]	5,443
31,033	Gran Tierra Energy, Inc.[m,o]	102,719
7,650	Halliburton Company	405,373
5,085	Helix Energy Solutions Group, Inc.[o]	39,256
1,440	HollyFrontier Corporation	87,394
598	Keane Group, Inc.[o]	9,299
18	Mammoth Energy Services, Inc.[o]	585
22,590	Marathon Oil Corporation	412,268
2,098	Marathon Petroleum Corporation	157,161
7,545	Newpark Resources, Inc.[o]	79,223
3,976	Nine Energy Service, Inc.[o]	121,427
4,483	Oil States International, Inc.[o]	161,164
2,710	ONEOK, Inc.	163,196
709	Par Pacific Holdings, Inc.o	11,961
4,611	Parsley Energy, Inc.[o]	138,468
12,160	Patterson-UTI Energy, Inc.	260,467
1,447	Pioneer Energy Services Corporation[o]	4,992
1,511	Pioneer Natural Resources Company	304,542
3,998	Ring Energy, Inc.[o]	66,847
1,140	Rowan Companies plc[o]	16,462
2,340	RPC, Inc.[m]	42,143
419	SM Energy Company	10,035
975	Tallgrass Energy GP, LP	19,949
2,004	TechnipFMC plc	66,052
4,183	Teekay Tankers, Ltd.	4,810
6,304	Unit Corporation[o]	142,975
1,116	W&T Offshore, Inc.[o]	6,808
44,140	Weatherford International plc[m,o]	130,213
2,258	Whiting Petroleum Corporation[o]	92,172
15,665	WPX Energy, Inc.[o]	267,715

	Total	5,571,287

Financials (2.8%)
1,050	Affiliated Managers Group, Inc.	173,103
5,554	Aflac, Inc.	253,096
2,800	Ally Financial, Inc.	73,080
1,208	American Express Company	119,290
5,401	American Financial Group, Inc.	611,501
1,870	American International Group, Inc.	104,720
775	Ameris Bancorp	40,067
2,026	Argo Group International Holdings, Ltd.	118,420
7,590	Assured Guaranty, Ltd.	275,441
4,150	BancorpSouth Bank	137,157
37,520	Bank of America Corporation	1,122,598
251	Bank of Marin Bancorp	18,210
6,685	Bank of New York Mellon Corporation	364,399
998	Bank of the Ozarks	46,706
1,575	BankFinancial Corporation	26,665
7,391	Beneficial Bancorp, Inc.	117,147
3,447	Berkshire Hathaway, Inc.[o]	667,787
2,166	Berkshire Hills Bancorp, Inc.	82,200
4,620	Blackstone Group, LP	142,989
499	Blue Hills Bancorp, Inc.	10,142
9,624	Boston Private Financial Holdings, Inc.	154,465
17,015	BrightSphere Investment Group	258,118
1,385	Brookline Bancorp, Inc.	22,991
19,706	Brown & Brown, Inc.	536,594
1,893	Capital One Financial Corporation	171,544
3,916	Cathay General Bancorp	156,679
8,436	Central Pacific Financial Corporation	245,319
2,230	Chemical Financial Corporation	122,405
521	Cherry Hill Mortgage Investment Corporation	9,180
1,130	Chubb, Ltd.	153,307
23,032	Citigroup, Inc.	1,572,395
1,244	Citizens Financial Group, Inc.	51,614
13,431	CNO Financial Group, Inc.	287,961
9,186	CoBiz Financial, Inc.	185,098
3,623	Comerica, Inc.	342,663
2,743	Community Trust Bancorp, Inc.	131,664
2,458	Discover Financial Services	175,132
12,778	Dynex Capital, Inc.	84,079
15,947	E*TRADE Financial Corporation[o]	967,664
49	Eagle Bancorp, Inc.[o]	2,876
6,240	East West Bancorp, Inc.	415,709
1,386	Ellington Residential Mortgage REIT	15,759
3,151	Employers Holdings, Inc.	128,876
6,062	Enterprise Financial Services Corporation	308,253
910	Essent Group, Ltd.[o]	29,994
614	FBL Financial Group, Inc.	47,738
10,183	Fifth Third Bancorp	337,770
1,557	Financial Institutions, Inc.	48,423
7,759	First BanCorp[o]	56,020
2,642	First Busey Corporation	78,335

The accompanying Notes to Financial Statements are an integral part of this schedule.

132

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Schedule of Investments as of April 30, 2018

(unaudited)

Shares	Common Stock (12.9%)	Value
Financials (2.8%) - continued
3,330	First Commonwealth Financial Corporation	$50,416
796	First Connecticut Bancorp, Inc.	19,184
1,800	First Defiance Financial Corporation	107,388
903	First Financial Corporation	38,603
5,788	First Interstate BancSystem, Inc.	234,414
282	First Merchants Corporation	12,149
164	First Mid-Illinois Bancshares, Inc.	6,027
1,619	First Midwest Bancorp, Inc.	39,358
459	First of Long Island Corporation	12,163
825	First Republic Bank	76,618
2,933	Franklin Resources, Inc.	98,666
2,342	Goldman Sachs Group, Inc.	558,169
2,977	Great Southern Bancorp, Inc.	157,334
126	Guaranty Bancorp	3,591
4,007	Hamilton Lane, Inc.	167,693
2,360	Hancock Holding Company	115,286
2,297	Hanmi Financial Corporation	63,397
1,984	Hanover Insurance Group, Inc.	227,862
5,830	Hartford Financial Services Group, Inc.	313,887
2,895	Heartland Financial USA, Inc.	155,317
9,760	Heritage Commerce Corporation	160,942
1,924	Heritage Financial Corporation	57,143
2,531	Hometrust Bancshares, Inc.[o]	66,059
2,559	Hope Bancorp, Inc.	44,245
3,075	Horace Mann Educators Corporation	137,452
2,035	Horizon Bancorp	58,527
2,074	Houlihan Lokey, Inc.	92,293
18,634	Huntington Bancshares, Inc.	277,833
1,896	IBERIABANK Corporation	142,105
2,002	Independent Bank Corporation	47,848
1,042	Infinity Property & Casualty Corporation	137,544
5,170	Interactive Brokers Group, Inc.	383,614
6,677	Intercontinental Exchange, Inc.	483,815
6,080	Invesco, Ltd.	176,138
8,361	Investment Technology Group, Inc.	169,059
2,970	J.P. Morgan Chase & Company	323,077
37,539	KeyCorp	747,777
1,403	Lakeland Bancorp, Inc.	27,358
9,508	Leucadia National Corporation	228,572
7,578	Loews Corporation	397,542
90	Markel Corporation[o]	101,704
329	MarketAxess Holdings, Inc.	65,349
302	Mercantile Bank Corporation	10,661
13,338	Meridian Bancorp, Inc.	252,088
5,570	MetLife, Inc.	265,522
5,644	MGIC Investment Corporation[o]	56,553
4,453	MidWestOne Financial Group, Inc.	143,698
2,510	MTGE Investment Corporation	45,557
34	Nasdaq, Inc.	3,003
1,210	National Bank Holdings Corporation	42,568
1,616	Navigators Group, Inc.	91,304
179	NBT Bancorp, Inc.	6,541
1,400	Old Second Bancorp, Inc.	20,020
934	PacWest Bancorp	47,858
4,030	PCSB Financial Corporation[o]	81,688
837	Peapack-Gladstone Financial Corporation	27,654
390	Peoples Bancorp, Inc.	13,985
1,390	Primerica, Inc.	134,483
3,985	Principal Financial Group, Inc.	235,992
11,063	Provident Financial Services, Inc.	288,966
950	Prudential Financial, Inc.	101,004
1,753	QCR Holdings, Inc.	79,323
313	Raymond James Financial, Inc.	28,092
2,888	Regions Financial Corporation	54,006
4,590	Sandy Spring Bancorp, Inc.	181,902
6,714	Santander Consumer USA Holdings Inc.	123,873
6,152	Seacoast Banking Corporation of Florida[o]	169,980
6,984	SLM Corporation[o]	80,176
1,873	State Auto Financial Corporation	58,494
1,390	State Bank Financial Corporation	43,799
1,950	State Street Corporation	194,571
6,656	Sterling Bancorp	158,080
2,373	Stifel Financial Corporation	138,298
1,195	SVB Financial Group[o]	358,034
4,908	Synchrony Financial	162,798
10,502	Synovus Financial Corporation	548,940
3,950	TD Ameritrade Holding Corporation	229,456
600	Territorial Bancorp, Inc.	18,264
1,747	TriCo Bancshares	65,285
389	TriState Capital Holdings, Inc.[o]	9,725
13,059	TrustCo Bank Corporation	111,654
2,600	United Community Banks, Inc.	83,018
5,018	United Financial Bancorp, Inc.	82,948
302	United Fire Group, Inc.	15,188
2,107	Unum Group	101,937
1,106	Washington Trust Bancorp, Inc.	61,272
4,272	Wells Fargo & Company	221,973
6,021	Western Alliance Bancorp[o]	355,119
2	Western Asset Mortgage Capital Corporation	20
1,553	Wintrust Financial Corporation	138,916
3,450	WSFS Financial Corporation	172,845
10,660	Zions Bancorporation	583,635

	Total	24,887,627

Health Care (1.4%)
229	ABIOMED, Inc.[o]	68,918
209	Acorda Therapeutics, Inc.[o]	4,828
785	Aerie Pharmaceuticals, Inc.[o]	40,192
800	Aetna, Inc.	143,240
3,138	Amgen, Inc.	547,518
443	Arena Pharmaceuticals, Inc.[o]	17,649
3,989	Asterias Biotherapeutics, Inc.[o]	4,986
92	Atrion Corporation	57,233
1,228	Biogen, Inc.[o]	335,981
2,580	BioMarin Pharmaceutical, Inc.[o]	215,456
1,122	Cardiovascular Systems, Inc.[o]	25,638
4,417	Catalent, Inc.[o]	181,583
1,524	Celgene Corporation[o]	132,740
190	Chemed Corporation	58,562
398	Coherus Biosciences, Inc.[o]	4,816
809	Concert Pharmaceuticals, Inc.[o]	14,764
45	CONMED Corporation	2,926
172	Cooper Companies, Inc.	39,338
2,953	Danaher Corporation	296,245
2,280	Dexcom, Inc.[o]	166,850
1,387	Edwards Lifesciences Corporation[o]	176,648
1,079	Eli Lilly and Company	87,475
899	Epizyme, Inc.[o]	11,552
1,584	Evolent Health, Inc.[m,o]	26,136
2,192	Express Scripts Holding Company[o]	165,934
286	FibroGen, Inc.[o]	12,999
4,283	GenMark Diagnostics, Inc.[o]	26,812
142	Genomic Health, Inc.[o]	4,506
3,100	GlaxoSmithKline plc ADR	124,341
448	Halozyme Therapeutics, Inc.[o]	8,481

The accompanying Notes to Financial Statements are an integral part of this schedule.

133

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Schedule of Investments as of April 30, 2018

(unaudited)

Shares	Common Stock (12.9%)	Value
Health Care (1.4%) - continued
79	HealthStream, Inc.	$1,832
519	Heska Corporation[o]	42,361
2,583	Hill-Rom Holdings, Inc.	221,699
440	Illumina, Inc.[o]	106,009
649	Inogen, Inc.[o]	91,236
2,154	Intersect ENT, Inc.[o]	86,052
355	Intra-Cellular Therapies, Inc.[o]	6,184
249	Intuitive Surgical, Inc.[o]	109,754
83	Ionis Pharmaceuticals, Inc.[o]	3,572
850	Jazz Pharmaceuticals, Inc.[o]	129,234
7,827	Johnson & Johnson	990,037
214	Laboratory Corporation of America Holdings[o]	36,541
630	LHC Group, Inc.[o]	46,885
1,570	Magellan Health Services, Inc.[o]	131,645
830	Medpace Holdings, Inc.[o]	30,702
9,617	Medtronic plc	770,610
6,520	Merck & Company, Inc.	383,832
150	Mettler-Toledo International, Inc.[o]	83,990
2,829	MiMedx Group, Inc.[m,o]	23,226
4,150	Mylan NVo	160,854
5,460	Myriad Genetics, Inc.[o]	154,463
1,199	National Healthcare Corporation	73,475
1,531	Neurocrine Biosciences, Inc.[o]	124,134
1,479	Nevro Corporation[o]	132,163
3,231	NuVasive, Inc.[o]	171,922
3,380	Omnicell, Inc.[o]	145,678
1,119	Optinose, Inc.[m,o]	23,947
1,590	PerkinElmer, Inc.	116,642
1,760	Perrigo Company plc	137,526
24,892	Pfizer, Inc.	911,296
1,127	Prothena Corporation plc[o]	13,524
2,209	RadNet, Inc.[o]	29,269
144	Sage Therapeutics, Inc.[o]	20,724
3,433	Tactile Systems Technology, Inc.[o]	119,503
1,322	Teleflex, Inc.	354,137
3,238	Thermo Fisher Scientific, Inc.	681,113
172	Ultragenyx Pharmaceutical, Inc.[o]	8,744
5,292	UnitedHealth Group, Inc.	1,251,029
1,910	Universal Health Services, Inc.	218,122
1,524	Veeva Systems, Inc.[o]	106,878
1,978	Vertex Pharmaceuticals, Inc.[o]	302,950
250	Waters Corporation[o]	47,103
690	West Pharmaceutical Services, Inc.	60,865
5,040	Wright Medical Group NVo	98,834
7,004	Zoetis, Inc.	584,694

	Total	12,349,337

Industrials (2.0%)
3,675	Acco Brands Corporation	44,284
2,178	Advanced Disposal Services, Inc.[o]	48,003
2,324	AECOM[o]	80,039
1,920	Aegion Corporation[o]	43,565
1,505	Aerojet Rocketdyne Holdings, Inc.[o]	42,050
2,220	AGCO Corporation	139,150
5,624	AMETEK, Inc.	392,555
1,478	ArcBest Corporation	47,444
883	ASGN, Inc.[o]	71,196
5,228	AZZ, Inc.	232,907
640	Boeing Company	213,478
825	Brink’s Company	60,885
920	BWX Technologies, Inc.	62,376
2,116	Casella Waste Systems, Inc.[o]	51,863
4,038	CBIZ, Inc.[o]	75,107
4,313	Colfax Corporation[o]	133,746
3,626	Comfort Systems USA, Inc.	153,017
6,999	Costamare, Inc.	47,523
3,264	Crane Company	273,001
162	CSW Industrials, Inc.[o]	7,023
7,416	CSX Corporation	440,436
2,848	Curtiss-Wright Corporation	364,658
2,960	Delta Air Lines, Inc.	154,571
1,313	Donaldson Company, Inc.	58,113
640	Dun & Bradstreet Corporation	73,798
795	Dycom Industries, Inc.[o]	82,569
4,426	EMCOR Group, Inc.	325,709
4,993	Emerson Electric Company	331,585
3,262	Encore Wire Corporation	171,744
143	EnerSys	9,804
360	Engility Holdings, Inc.[o]	9,151
689	ESCO Technologies, Inc.	38,481
1,405	Federal Signal Corporation	30,432
1,466	Forrester Research, Inc.	58,347
2,153	Fortive Corporation	151,378
2,280	Fortune Brands Home and Security, Inc.	124,693
740	Franklin Electric Company, Inc.	30,340
1,808	General Dynamics Corporation	363,969
1,570	Genesee & Wyoming, Inc.[o]	111,784
85	Global Brass and Copper Holdings, Inc.	2,550
590	GMS, Inc.[o]	18,384
505	Gorman-Rupp Company	15,897
1,473	Granite Construction, Inc.	77,156
329	Harsco Corporation[o]	6,728
1,850	Healthcare Services Group, Inc.	71,466
1,112	Heico Corporation	97,689
531	Hillenbrand, Inc.	24,612
6,855	Honeywell International, Inc.	991,781
3,049	Hubbell, Inc.	316,669
550	Huntington Ingalls Industries, Inc.	133,766
272	Hyster-Yale Materials Handling, Inc.	19,366
2,710	ICF International, Inc.	181,841
1,740	Ingersoll-Rand plc	145,969
8,163	Interface, Inc.	179,586
6,700	Jacobs Engineering Group, Inc.	389,203
1,870	JB Hunt Transport Services, Inc.	219,594
9,129	KAR Auction Services, Inc.	474,617
2,328	KeyW Holding Corporation[o]	18,019
2,796	Kforce, Inc.	74,234
5,696	Kirby Corporation[o]	485,869
1,090	L3 Technologies, Inc.	213,509
1,599	Lincoln Electric Holdings, Inc.	132,509
1,220	Lindsay Corporation	107,189
709	Lockheed Martin Corporation	227,476
2,870	Masco Corporation	108,687
841	Masonite International Corporation[o]	51,049
255	Middleby Corporation[o]	32,089
2,316	Milacron Holdings Corporation[o]	41,758
1,255	Moog, Inc.[o]	102,872
15,178	MRC Global, Inc.[o]	284,284
2,175	Navigant Consulting, Inc.[o]	46,523
14,062	NCI Building Systems, Inc.[o]	246,085
11,260	Nexeo Solutions, Inc.[o]	114,739
2,430	Norfolk Southern Corporation	348,632
1,340	Old Dominion Freight Line, Inc.	179,372
790	Orion Group Holdings, Inc.[o]	4,787
3,001	Oshkosh Corporation	216,552
2,420	Parker Hannifin Corporation	398,380
500	Quad/Graphics, Inc.	12,355
1,922	Radiant Logistics, Inc.[o]	6,785
2,560	Raven Industries, Inc.	93,696

The accompanying Notes to Financial Statements are an integral part of this schedule.

134

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Shares	Common Stock (12.9%)	Value
Industrials (2.0%) - continued
998	Raytheon Company	$204,530
689	Resources Connection, Inc.	10,783
1,500	Roper Industries, Inc.	396,285
2,385	RPX Corporation	25,830
387	Saia, Inc.[o]	25,561
1,568	SiteOne Landscape Supply, Inc.[o]	107,408
13,616	Southwest Airlines Company	719,333
1,180	SP Plus Corporation[o]	41,477
5,200	SPX Corporation[o]	164,528
2,409	SPX FLOW, Inc.[o]	108,405
281	Standex International Corporation	27,243
490	Stanley Black & Decker, Inc.	69,379
2,630	Terex Corporation	96,048
1,288	Toro Company	75,206
3,295	TPI Composites, Inc.[o]	74,632
260	TransDigm Group, Inc.	83,348
1,110	TransUnion[o]	72,050
5,469	TriMas Corporation[o]	148,210
1,584	TrueBlue, Inc.[o]	42,214
2,560	United Continental Holdings, Inc.[o]	172,902
1,403	United Parcel Service, Inc.	159,241
2,510	United Rentals, Inc.[o]	376,500
5,620	United Technologies Corporation	675,243
4,390	Univar, Inc.[o]	120,988
1,904	Universal Truckload Services, Inc.	41,793
682	Valmont Industries, Inc.	96,912
877	Vectrus, Inc.[o]	31,572
2,870	Verisk Analytics, Inc.[o]	305,512
1,316	WABCO Holdings, Inc.[o]	169,751
1,461	WageWorks, Inc.[o]	60,851
7,255	Waste Connections, Inc.	524,537
282	Watsco, Inc.	47,213
2,019	Willdan Group, Inc.[o]	57,743

	Total	17,398,326

Information Technology (3.0%)
1,608	2U, Inc.[o]	129,428
474	Adobe Systems, Inc.[o]	105,038
5,720	Advanced Micro Devices, Inc.[m,o]	62,234
6,654	Agilent Technologies, Inc.	437,434
7,085	Akamai Technologies, Inc.[o]	507,640
1,244	Alliance Data Systems Corporation	252,594
900	Alphabet, Inc., Class Ao	916,722
514	Alphabet, Inc., Class Co	522,908
702	Ambarella, Inc.[o]	32,706
602	American Software, Inc.	7,682
4,390	Amphenol Corporation	367,487
6,919	Apple, Inc.	1,143,434
730	Arista Networks, Inc.[o]	193,121
5,711	Arrow Electronics, Inc.[o]	426,840
745	Atkore International Group, Inc.[o]	13,239
2,330	Autodesk, Inc.[o]	293,347
2,513	Automatic Data Processing, Inc.	296,735
2,000	Belden, Inc.	123,200
10,331	Benchmark Electronics, Inc.	271,705
3,786	Blackline, Inc.[o]	156,740
12,518	Booz Allen Hamilton Holding Corporation	496,088
66	Broadcom, Ltd.	15,142
6,671	CA, Inc.	232,151
1,472	CDW Corporation	104,939
10,695	Ciena Corporation[o]	275,396
39,984	Cisco Systems, Inc.	1,770,891
781	Cognex Corporation	36,121
2,213	CoreLogic, Inc.[o]	109,543
146	CSG Systems International, Inc.	6,247
1,220	Descartes Systems Group, Inc.[o]	36,051
5,394	Dolby Laboratories, Inc.	322,669
1,520	Endurance International Group Holdings, Inc.[o]	11,172
1,991	Envestnet, Inc.[o]	108,111
770	Euronet Worldwide, Inc.[o]	60,145
9,448	EVERTEC, Inc.	172,426
185	ExlService Holdings, Inc.[o]	10,695
3,568	Facebook, Inc.[o]	613,696
4,456	Fidelity National Information Services, Inc.	423,186
5,789	Fiserv, Inc.[o]	410,209
7,910	FLIR Systems, Inc.	423,580
3,740	Fortinet, Inc.[o]	207,046
2,200	Global Payments, Inc.	248,710
2,406	Guidewire Software, Inc.[o]	203,596
7,899	HP, Inc.	169,750
880	IAC/InterActiveCorporation[o]	142,683
3,346	Insight Enterprises, Inc.[o]	118,616
13,720	Keysight Technologies, Inc.[o]	709,050
2,482	KLA-Tencor Corporation	252,519
1,130	Lam Research Corporation	209,118
489	Leidos Holdings, Inc.	31,408
2,830	Liberty Tripadvisor Holdings, Inc.[o]	26,036
3,975	M/A-COM Technology Solutions Holdings, Inc.[m,o]	66,065
1,853	ManTech International Corporation	109,494
7,557	MasterCard, Inc.	1,347,186
2,580	Maxim Integrated Products, Inc.	140,610
2,120	Methode Electronics, Inc.	84,588
1,790	Microsemi Corporation[o]	115,795
16,184	Microsoft Corporation	1,513,528
1,534	Monolithic Power Systems, Inc.	179,631
3,510	National Instruments Corporation	143,524
1,797	New Relic, Inc.[o]	125,592
1,580	Nice, Ltd. ADR[o]	150,369
582	Novanta, Inc.[o]	34,222
11,886	NRG Yield, Inc., Class A	209,312
1,318	NVIDIA Corporation	296,418
22,319	Oracle Corporation	1,019,309
1,440	Palo Alto Networks, Inc.[o]	277,214
8,160	PayPal Holdings, Inc.[o]	608,818
2,874	Pegasystems, Inc.	175,458
706	Plantronics, Inc.	45,996
2,860	Plexus Corporation[o]	156,842
893	Progress Software Corporation	32,978
1,814	Proofpoint, Inc.[o]	213,943
2,807	Q2 Holdings, Inc.[o]	138,245
5,966	Quantenna Communications, Inc.[o]	75,589
3,338	Red Hat, Inc.[o]	544,294
1,008	Rogers Corporation[o]	107,554
3,401	Rudolph Technologies, Inc.[o]	86,215
5,353	SailPoint Technologies Holdings, Inc.[o]	128,954
4,210	Salesforce.com, Inc.[o]	509,368
555	ScanSource, Inc.[o]	19,037
7,157	Sequans Communications SA ADR[o]	11,451
2,030	ServiceNow, Inc.[o]	337,264
1,220	SS&C Technologies Holdings, Inc.	60,573
3,868	Synopsys, Inc.[o]	330,753
2,150	Teradata Corporation[o]	87,978
1,656	Teradyne, Inc.	53,903
6,307	Texas Instruments, Inc.	639,719
2,489	Total System Services, Inc.	209,225
1,483	Trimble, Inc.[o]	51,312
4,675	Twitter, Inc.[o]	141,699
1,091	Tyler Technologies, Inc.[o]	238,842

The accompanying Notes to Financial Statements are an integral part of this schedule.

135

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Shares	Common Stock (12.9%)	Value
Information Technology (3.0%) - continued
172	Ultimate Software Group, Inc.[o]	$41,266
512	VASCO Data Security International, Inc.[o]	7,936
4,246	Verint Systems, Inc.[o]	178,757
5,394	Virtusa Corporation[o]	259,667
6,327	Visa, Inc.	802,770
5,978	Xilinx, Inc.	384,027
3,176	XO Group, Inc.[o]	68,856
8,210	Zix Corporation[o]	41,461
400	Zuora, Inc.[o]	7,704

	Total	26,828,535

Materials (0.5%)
1,450	Alcoa Corporation[o]	74,240
1,236	Balchem Corporation	109,065
733	Berry Plastics Group, Inc.[o]	40,315
2,998	Celanese Corporation	325,793
2,800	CF Industries Holdings, Inc.	108,640
3,166	Continental Building Products, Inc.[o]	88,965
4,474	Crown Holdings, Inc.[o]	222,984
1,973	Eastman Chemical Company	201,404
3,560	Ferroglobe Representation & Warranty Insurance Trust[c,o]	0
3,510	Freeport-McMoRan, Inc.	53,387
5,002	Graphic Packaging Holding Company	71,529
1,782	Hecla Mining Company	6,825
2,516	Innospec, Inc.	182,913
1,990	International Paper Company	102,604
1,119	Kadant, Inc.	103,228
480	Koppers Holdings, Inc.[o]	21,024
990	Martin Marietta Materials, Inc.	192,822
3,084	Mercer International, Inc.	41,326
4,017	Myers Industries, Inc.	93,596
810	Neenah, Inc.	63,180
7,552	Newmont Mining Corporation	296,718
2,440	Nucor Corporation	150,353
385	Olympic Steel, Inc.	9,028
9,467	OMNOVA Solutions, Inc.[o]	103,190
8,167	Owens-Illinois, Inc.[o]	166,035
636	Packaging Corporation of America	73,579
5,174	Reliance Steel & Aluminum Company	454,898
2,960	RPM International, Inc.	142,968
1,556	Ryerson Holding Corporation[o]	15,638
3,902	Schweitzer-Mauduit International, Inc.	152,295
834	Scotts Miracle-Gro Company	69,706
1,708	Sensient Technologies Corporation	113,838
826	Sonoco Products Company	42,423
3,815	Steel Dynamics, Inc.	170,950
178	Stepan Company	12,517
1,090	Trinseo SA	79,516
74	United States Lime & Minerals, Inc.	5,529
421	United States Steel Corporation	14,242
4,607	WestRock Company	272,550

	Total	4,449,813

Real Estate (0.5%)
2,617	Ares Commercial Real Estate Corporation	32,006
11,493	Armada Hoffler Properties, Inc.	155,960
4,846	Ashford Hospitality Trust, Inc.	33,340
999	Bluerock Residential Growth REIT, Inc.	8,981
1,280	Breaemar Hotels & Resorts, Inc.	13,312
18,804	Brixmor Property Group, Inc.	279,992
700	Camden Property Trust	59,780
6,240	Catchmark Timber Trust, Inc.	81,370
11,245	Cedar Realty Trust, Inc.	43,743
4,680	Chatham Lodging Trust	89,154
697	Chesapeake Lodging Trust	20,589
2,293	City Office REIT, Inc.	26,094
850	Colony NorthStar, Inc.	5,193
4,306	Cousins Properties, Inc.	38,280
1,435	CyrusOne, Inc.	76,902
500	Digital Realty Trust, Inc.	52,845
4,037	Douglas Emmett, Inc.	150,459
2,150	Duke Realty Corporation	58,265
707	Equity Lifestyle Properties, Inc.	63,036
1,662	First Industrial Realty Trust, Inc.	51,705
913	Forest City Realty Trust, Inc.	18,315
2,210	Franklin Street Properties Corporation	17,194
409	Gaming and Leisure Properties, Inc.	14,016
2,350	General Growth Properties, Inc.	46,976
350	GEO Group, Inc.	7,875
538	Getty Realty Corporation	13,477
6,791	Highwoods Properties, Inc.	298,940
8,618	Hospitality Properties Trust	214,416
3,139	Host Hotels & Resorts, Inc.	61,399
10,726	InfraREIT, Inc.	228,571
3,504	Liberty Property Trust	146,537
1,154	Mid-America Apartment Communities, Inc.	105,545
16,248	Monmouth Real Estate Investment Corporation	253,956
5,562	National Storage Affiliates Trust	146,392
148	NexPoint Residential Trust, Inc.	3,965
1,237	One Liberty Properties, Inc.	29,391
2,340	Physicians Realty Trust	34,960
1,420	Ramco-Gershenson Properties Trust	16,969
650	RE/MAX Holdings, Inc.	35,197
5,519	Retail Properties of America, Inc.	63,689
515	Ryman Hospitality Properties	40,366
461	Saul Centers, Inc.	22,059
1,650	SBA Communications Corporation[o]	264,380
6,616	Summit Hotel Properties, Inc.	95,800
712	Sun Communities, Inc.	66,821
2,617	Terreno Realty Corporation	97,222
5,554	Urstadt Biddle Properties, Inc.	110,358
6,003	Weyerhaeuser Company	220,790
1,891	Xenia Hotels & Resorts, Inc.	38,936

	Total	4,055,518

Telecommunications Services (0.1%)
4,727	ORBCOMM, Inc.[o]	42,637
203	Telephone & Data Systems, Inc.	5,548
7,633	Verizon Communications, Inc.	376,689

	Total	424,874

Utilities (0.2%)
5,920	AES Corporation	72,461
238	Alpha Natural Resources Holdings, Inc.[o]	6,069
895	ANR, Inc.[o]	22,670
1,093	Artesian Resources Corporation	41,862
860	Consolidated Water Company, Ltd.	12,169
1,790	Edison International, Inc.	117,281
240	Eversource Energy	14,460
1,780	MDU Resources Group, Inc.	50,143
590	Middlesex Water Company	24,579

The accompanying Notes to Financial Statements are an integral part of this schedule.

136

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Shares	Common Stock (12.9%)	Value
Utilities (0.2%) - continued
1,340	New Jersey Resources Corporation	$55,409
1,511	NorthWestern Corporation	83,014
3,994	NRG Yield, Inc., Class C	71,093
3,805	OGE Energy Corporation	125,070
7,672	PG&E Corporation	353,679
2,270	PNM Resources, Inc.	90,006
325	Portland General Electric Company	13,806
1,450	Public Service Enterprise Group, Inc.	75,618
880	Southwest Gas Holdings, Inc.	64,231
424	Spire, Inc.	30,592
7,915	UGI Corporation	383,007
271	Unitil Corporation	13,168

	Total	1,720,387

	Total Common Stock (cost $91,359,769)	113,478,639

Shares	Collateral Held for Securities Loaned (0.3%)	Value
2,554,877	Thrivent Cash Management Trust	2,554,877

	Total Collateral Held for Securities Loaned (cost $2,554,877)	2,554,877

Shares or Principal Amount	Short-Term Investments (16.3%)	Value
	Federal Home Loan Bank Discount Notes
200,000	1.480%, 5/2/2018[p,q]	199,991
360,000	1.558%, 5/4/2018[p,q]	359,949
200,000	1.530%, 5/7/2018[p,q]	199,943
400,000	1.685%, 6/4/2018[p,q]	399,346
100,000	1.715%, 6/19/2018[p,q]	99,765
400,000	1.715%, 7/5/2018[p,q]	398,671
2,900,000	1.720%, 7/11/2018[p,q]	2,889,476
500,000	1.790%, 7/13/2018[p,q]	498,135
100,000	1.800%, 7/18/2018[p,q]	99,601
	Thrivent Core Short-Term Reserve Fund
13,791,101	2.120%	137,911,007
	U.S. Treasury Bills
300,000	1.591%, 5/10/2018[p,r]	299,885
250,000	0.000%, 7/12/2018[r]	249,130

	Total Short-Term Investments (cost $143,605,758)	143,604,899

	Total Investments (cost $899,836,870) 111.6%	$982,950,511

	Other Assets and Liabilities, Net (11.6%)	(102,429,658)

	Total Net Assets 100.0%	$880,520,853

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b

Denotes variable rate securities. The rate shown is as of April 30, 2018. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

c	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
d	All or a portion of the loan is unfunded.
e	Denotes investments purchased on a when-issued or delayed delivery basis.
f

Denotes payment-in-kind security. The security paid an interest or dividend payment with additional fixed income or equity securities in lieu of, or in addition to a cash payment. The cash rate and/or payment-in-kind rate shown are as of April 30, 2018.

g	Defaulted security. Interest is not being accrued.
h	In bankruptcy. Interest is not being accrued.
i

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of April 30, 2018, the value of these investments was $35,764,162 or 4.1% of total net assets.

j	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of April 30, 2018.
k

Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.

l	All or a portion of the security is insured or guaranteed.
m	All or a portion of the security is on loan.
n	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
o	Non-income producing security.
p	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
q	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
r	At April 30, 2018, $434,059 of investments were segregated to cover exposure to a counterparty for margin on open mortgage-backed security transactions.
*

Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Moderately Conservative Allocation Fund as of April 30, 2018 was $12,307,192 or 1.4% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of April 30, 2018.

Security	Acquisition Date	Cost
Angel Oak Mortgage Trust I, LLC, 7/25/2046	8/15/2016	$97,333
Apidos CLO XVIII, 7/22/2026	4/4/2017	400,000
Babson CLO, Ltd., 10/17/2026	3/10/2017	170,000
Betony CLO, Ltd., 4/15/2027	11/17/2016	150,000
Birchwood Park CLO, Ltd., 7/15/2026	2/14/2017	170,000
BlueMountain CLO, Ltd., 10/15/2026	4/10/2017	300,000
Carlyle Global Market Strategies CLO, Ltd., 10/15/2026	1/27/2017	175,000
Cent CLO 16, LP, 8/1/2024	9/5/2014	79,887
Cent CLO 22, Ltd., 11/7/2026	11/1/2016	175,000
CIM Trust, 9/25/2057	4/23/2018	1,245,241
Digicel, Ltd., 4/15/2021	8/18/2014	562,009
DRB Prime Student Loan Trust, 1/25/2040	6/23/2016	446,083
Dryden 34 Senior Loan Fund CLO, 10/15/2026	3/1/2017	148,881

The accompanying Notes to Financial Statements are an integral part of this schedule.

137

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Security	Acquisition Date	Cost
Edlinc Student Loan Funding Trust, 10/1/2025	2/28/2013	$95,382
Galaxy XX CLO, Ltd., 4/20/2031	2/23/2018	550,000
GoldenTree Loan Opportunities IX, Ltd., 10/29/2026	10/7/2016	250,000
Golub Capital Partners, Ltd., 1/20/2031	11/20/2017	468,000
Limerock CLO III, LLC, 10/20/2026	1/30/2017	500,000
Madison Park Funding XIV, Ltd., 7/20/2026	4/13/2017	450,000
Magnetite XII, Ltd., 4/15/2027	11/17/2016	525,000
Mountain View CLO, Ltd., 7/15/2027	5/13/2015	523,640
Neuberger Berman CLO XIV, Ltd., 1/28/2030	4/19/2017	250,000
Neuberger Berman CLO, Ltd., 4/22/2029	4/27/2017	110,000
Octagon Investment Partners XX, Ltd., 8/12/2026	4/21/2017	425,000
OZLM VIII, Ltd., 10/17/2026	5/16/2017	170,000
Preston Ridge Partners Mortgage Trust, LLC, 9/25/2022	9/27/2017	778,061
Race Point IX CLO, Ltd., 10/15/2030	8/28/2017	375,000
Shackleton, Ltd., 4/15/2027	12/16/2016	525,000
Stanwich Mortgage Loan Company, LLC, 3/16/2022	4/6/2017	97,057
Sunset Mortgage Loan Company, LLC, 7/16/2047	7/27/2016	166,909
Sunset Mortgage Loan Company, LLC, 6/15/2047	6/15/2017	478,444
Symphony CLO VIII, Ltd., 1/9/2023	9/15/2014	16,296
Symphony CLO XV, Ltd., 10/17/2026	2/16/2017	500,000
Verus Securitization Trust, 1/25/2047	2/16/2017	300,042
Verus Securitization Trust, 7/25/2047	7/24/2017	493,083
Voya CLO 3, Ltd., 7/25/2026	12/13/2017	170,000

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Moderately Conservative Allocation Fund as of April 30, 2018:

Securities Lending Transactions

Taxable Debt Security	$1,344,648
Common Stock	1,119,735

Total lending	$2,464,383
Gross amount payable upon return of collateral for securities loaned	$2,554,877

Net amounts due to counterparty	$90,494

Definitions:

ACES	-	Alternative Credit Enhancement Securities
ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
CLO	-	Collateralized Loan Obligation
ETF	-	Exchange Traded Fund
PIK	-	Payment-In-Kind
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
Ser.	-	Series
SPDR	-	S&P Depository Receipts, which are exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.
TIPS	-	Treasury Inflation Protected Security

Reference Rate Index:
CMT 3M	-	Constant Maturity Treasury Yield 3 Month
LIBOR 1W	-	ICE Libor USD Rate 1 Week
LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 2M	-	ICE Libor USD Rate 2 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month
LIBOR 12M	-	ICE Libor USD Rate 12 Month
PRIME	-	Federal Reserve Prime Loan Rate

The accompanying Notes to Financial Statements are an integral part of this schedule.

138

MUNICIPAL BOND FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (98.9%)	Value
Alabama (0.4%)
	Alabama Public School and College Auth. Capital Improvement Rev. Refg.
$1,500,000	5.000%, 5/1/2029, Ser. Aa	$1,547,235
	Auburn University, AL General Fee Rev. Refg.
1,000,000	5.000%, 6/1/2032, Ser. A	1,136,270
1,250,000	5.000%, 6/1/2033, Ser. A	1,415,200
	UAB Medicine Finance Auth. Rev.
2,000,000	5.000%, 9/1/2041, Ser. B2	2,270,000

	Total	6,368,705

Alaska (0.9%)
	Valdez, AK Marine Terminal Rev. (Exxon Pipeline Company)
6,400,000	1.550%, 10/1/2025[b]	6,400,000
	Valdez, AK Marine Terminal Rev. Refg. (Exxon Mobil)
7,310,000	1.550%, 12/1/2029[b]	7,310,000

	Total	13,710,000

Arizona (1.2%)
	Arizona Board of Regents State University System Rev. Green Bonds
1,000,000	5.000%, 7/1/2042, Ser. B	1,126,850
	Arizona Board of Regents State University System Rev. Refg.
750,000	5.000%, 7/1/2042, Ser. B	854,542
	Arizona State Transportation Board Highway Rev.
1,500,000	5.000%, 7/1/2036, Ser. Aa	1,633,410
	Glendale, AZ Industrial Development Auth. Rev. (Midwestern University)
2,515,000	5.000%, 5/15/2031	2,717,759
	Northern Arizona Capital Fac. Lease Rev. (Student & Academic Services, LLC) (BAM Insured)
750,000	5.000%, 6/1/2039[c]	814,110
	Northern Arizona University Refg. C.O.P.
1,000,000	5.000%, 9/1/2022	1,096,800
	Northern Arizona University Refg. Rev.
1,180,000	5.000%, 6/1/2036, Ser. A	1,315,039
750,000	5.000%, 6/1/2037, Ser. A	835,830
320,000	5.000%, 6/1/2038, Ser. A	355,901
	Phoenix, AZ Civic Improvement Corporation Airport Rev.
3,060,000	5.250%, 7/1/2033, Ser. Aa	3,264,133
2,000,000	5.000%, 7/1/2047, Ser. A, AMT	2,226,720
	Phoenix-Mesa Gateway Airport Auth. Special Fac. Rev.
1,450,000	5.000%, 7/1/2038, AMT	1,543,946
	Yavapai County, AZ Industrial Development Auth. Hospital Fac. Rev. Refg. (Yavapai Regional Medical Center)
500,000	5.000%, 8/1/2036	538,440

	Total	18,323,480

Arkansas (0.5%)
	Rogers, AR Sales and Use Tax Refg. and Improvement
1,695,000	4.000%, 11/1/2027, Ser. 2011	1,778,479
	University of Arkansas Rev. Refg.
900,000	5.000%, 11/1/2037, Ser. A	1,025,442
1,300,000	5.000%, 11/1/2046, Ser. A	1,467,739
	University of Arkansas Rev. Refg. Various Fac. Rev. (Pine Bluff Campus)
650,000	5.000%, 12/1/2029, Ser. A	742,092
	University of Arkansas Rev. Student Fee (Community College at Morrilton)
570,000	5.000%, 5/1/2046	639,751
	University of Arkansas Rev. Various Fac. (Fayetteville Campus)
1,135,000	5.000%, 11/1/2039, Ser. A	1,280,234
825,000	5.000%, 11/1/2041, Ser. A	928,488

	Total	7,862,225

California (11.7%)
	Anaheim Public Financing Auth. Lease Rev. (Anaheim Public Improvements) (AGM Insured)
3,950,000	6.000%, 9/1/2024, Ser. Ac	4,555,891
	Beverly Hills Unified School District, Los Angeles County, CA G.O. (2008 Election)
10,000,000	Zero Coupon, 8/1/2031	6,524,200
	California Educational Fac. Auth. Rev. (Stanford University)
6,000,000	5.250%, 4/1/2040	7,748,700
	California Health Fac. Financing Auth. Rev.
1,750,000	5.000%, 8/15/2055	1,945,282
6,225,000	5.000%, 11/15/2056, Ser. A	6,960,422
	California Infrastructure and Economic Development Bank Rev. (Bay Area Toll Bridges Seismic Retrofit Rev.) (FGIC Insured)
5,000,000	5.000%, 7/1/2025, Ser. Aa,c	5,886,800
	California Municipal Finance Auth. Refg. Rev. (Biola University)
1,500,000	5.875%, 10/1/2034[a]	1,525,680
2,000,000	5.000%, 10/1/2042	2,155,920
	California State Educational Fac. Auth. Rev. (Stanford University)
8,300,000	5.000%, 5/1/2045, Ser. U-6	10,599,515
	California Various Purpose G.O.
3,565,000	5.500%, 4/1/2024	3,684,641
10,000	5.250%, 4/1/2029	10,028
1,770,000	6.000%, 4/1/2038	1,837,543
3,230,000	6.000%, 4/1/2038	3,350,544
5,000,000	6.000%, 11/1/2039	5,302,700
	Chula Vista Industrial Development Rev. Refg. (San Diego Gas & Electric Company)
2,010,000	5.875%, 2/15/2034, Ser. C	2,091,928
	Foothill-De Anza, CA Community College District G.O.
5,000,000	5.000%, 8/1/2040, Ser. Ca	5,484,050

The accompanying Notes to Financial Statements are an integral part of this schedule.

139

MUNICIPAL BOND FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (98.9%)	Value
California (11.7%) - continued
	Golden West Schools Financing Auth. Rev. (NATL-RE Insured)
$420,000	5.800%, 2/1/2022, Ser. Ac	$473,117
	Los Angeles Community College District, Los Angeles County, CA G.O. (Election 2008)
10,050,000	6.000%, 8/1/2033, Ser. Aa	10,579,434
	Los Angeles Unified School District, Los Angeles County, CA G.O.
1,000,000	5.000%, 7/1/2032, Ser. A	1,083,180
5,000,000	5.000%, 1/1/2034, Ser. I	5,177,450
	Los Angeles, CA Department of Airports Rev. (Los Angeles International Airport)
8,000,000	5.000%, 5/15/2040, Ser. A	8,492,960
	Los Angeles, CA Department of Water & Power System Rev.
7,000,000	5.000%, 7/1/2044, Ser. D	7,790,580
	Pomona, CA Single Family Mortgage Rev. Refg. (GNMA/FNMA/FHLMC Collateralized)
1,940,000	7.600%, 5/1/2023, Ser. Aa,c	2,192,976
	San Bernardino, CA Single Family Mortgage Rev. Refg. (GNMA Collateralized)
690,000	7.500%, 5/1/2023, Ser. Aa,c	779,065
	San Diego County, CA C.O.P.
5,000,000	5.250%, 7/1/2030[a]	5,346,700
	San Diego Unified School District G.O.
10,000,000	Zero Coupon, 7/1/2033, Ser. Aa,d	11,278,800
	San Francisco, CA City & County Airport Commission Rev. (San Francisco International Airport)
4,000,000	5.500%, 5/1/2028, Ser. A, AMT	4,518,320
7,030,000	6.000%, 5/1/2039, Ser. E	7,314,082
7,825,000	5.000%, 5/1/2044, Ser. A, AMT	8,534,571
5,700,000	5.000%, 5/1/2047, Ser. B	6,472,749
	San Jose, CA Redevelopment Agency Successor Agency Tax Allocation Refg.
6,000,000	5.000%, 8/1/2035, Ser. A	6,994,140
	Santa Monica Community College District, Los Angeles County, CA G.O.
5,000,000	Zero Coupon, 8/1/2025, Ser. C	4,140,400
	State of California Department of Water Resources Rev. Refg. (Central Valley)
1,500,000	5.000%, 12/1/2031, Ser. AX	1,797,900
1,000,000	5.000%, 12/1/2032, Ser. AX	1,193,930
	Tuolumne Wind Proj. Auth. Rev. (Tuolumne Company)
2,000,000	5.625%, 1/1/2029, Ser. Aa	2,051,960
	University of California Limited Rev. Refg.
8,000,000	5.000%, 5/15/2032, Ser. I	9,255,040
	University of California Rev.
810,000	5.250%, 5/15/2039, Ser. Oa	838,723
2,765,000	5.250%, 5/15/2039, Ser. Oa	2,864,485
1,425,000	5.250%, 5/15/2039, Ser. Oa	1,475,530

	Total	180,309,936

Colorado (4.1%)
	Colorado Educational and Cultural Fac. Auth. Charter School Refg. Rev. (Pinnacle Charter School, Inc. K-8 Fac.)
500,000	5.000%, 6/1/2019	515,130
200,000	5.000%, 6/1/2021	215,348
	Colorado Educational and Cultural Fac. Auth. Charter School Rev. (Crown Pointe Academy of Westminster)
1,000,000	5.000%, 7/15/2039	1,006,890
	Colorado Educational and Cultural Fac. Auth. Charter School Rev. (Pinnacle Charter School, Inc. High School)
3,000,000	5.125%, 12/1/2039	3,031,830
	Colorado Educational and Cultural Fac. Auth. Charter School Rev. Refg. (Union Colony School)
600,000	5.000%, 4/1/2038	665,802
475,000	5.000%, 4/1/2048	521,702
	Colorado Health Fac. Auth. Hospital Rev. (Parkview Medical Center, Inc.)
4,000,000	5.000%, 9/1/2046	4,322,000
	Colorado Health Fac. Auth. Rev. (Evangelical Lutheran Good Samaritan Society)
2,110,000	5.000%, 12/1/2024	2,280,994
500,000	5.625%, 6/1/2043	555,930
	Colorado High Performance Transportation Enterprise Rev.
6,300,000	5.000%, 12/31/2047	6,814,269
	Colorado School of Mines Institutional Enterprise Rev.
1,740,000	5.000%, 12/1/2047, Ser. A	1,952,349
	Colorado State Health Fac. Auth. Hospital Rev. Refg. (Valley View Hospital Association)
500,000	5.000%, 5/15/2030	563,030
385,000	5.000%, 5/15/2031	431,620
300,000	5.000%, 5/15/2032	335,586
3,000,000	5.750%, 5/15/2036[a]	3,004,380
	Denver, CO Health and Hospital Auth. Healthcare Rev.
5,000,000	5.500%, 12/1/2030	5,278,700
	Denver, CO Health and Hospital Auth. Healthcare Rev. Refg.
1,500,000	5.000%, 12/1/2034, Ser. A*	1,640,850
	Eagle County, CO Air Terminal Corporation Rev. (Airport Terminal)
1,000,000	5.000%, 5/1/2041, Ser. B, AMT	1,089,930
	Park Creek, CO Metropolitan District Rev.
3,000,000	5.000%, 12/1/2041	3,301,470
2,250,000	5.000%, 12/1/2046	2,468,250
	Park Creek, CO Metropolitan District Rev. Refg.
1,220,000	5.000%, 12/1/2022	1,345,087
1,000,000	5.000%, 12/1/2024	1,130,720

The accompanying Notes to Financial Statements are an integral part of this schedule.

140

MUNICIPAL BOND FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (98.9%)	Value
Colorado (4.1%) - continued
	Plaza Metropolitan District No. 1 Rev. Refg. (City of Lakewood)
$1,000,000	5.000%, 12/1/2021*	$1,069,500
500,000	5.000%, 12/1/2022*	538,935
	University of Colorado University Enterprise Rev.
1,250,000	5.375%, 6/1/2032, Ser. Aa	1,296,762
3,250,000	5.000%, 6/1/2033, Ser. Aa	3,727,360
9,790,000	5.000%, 6/1/2033[a]	10,653,870
3,000,000	5.000%, 6/1/2034, Ser. Aa	3,440,640

	Total	63,198,934

Connecticut (<0.1%)
	Connecticut State Health & Educational Facility Auth. Rev. Refg. (Sacred Heart University)
600,000	5.000%, 7/1/2042, Ser. I-1	662,088

	Total	662,088

District of Columbia (0.8%)
	District of Columbia Income Tax Secured Rev. Refg.
5,225,000	5.000%, 12/1/2028, Ser. C	5,470,941
	Metropolitan Washington DC Airports Auth. Airport System Rev. Refg.
6,000,000	5.000%, 10/1/2038, Ser. A, AMT	6,539,040

	Total	12,009,981

Florida (5.5%)
	Broward County, FL Fuel System Rev. (Fort Lauderdale Fuel Fac.) (AGM Insured)
1,155,000	5.000%, 4/1/2021, Ser. A, AMT[c]	1,237,317
605,000	5.000%, 4/1/2022, Ser. A, AMT[c]	656,812
700,000	5.000%, 4/1/2025, Ser. A, AMT[c]	764,505
	Broward County, FL Water and Sewer Utility Rev. Refg.
1,000,000	5.000%, 10/1/2030, Ser. A	1,145,620
1,500,000	5.000%, 10/1/2031, Ser. B	1,716,270
	CityPlace Community Development District Special Assessment and Rev.
2,000,000	5.000%, 5/1/2026	2,222,740
	Florida State Municipal Power Agency Rev.
1,000,000	5.000%, 10/1/2030, Ser. B	1,133,460
840,000	5.000%, 10/1/2031, Ser. B	949,721
	Greater Orlando Aviation Auth. Airport Fac. Rev.
1,500,000	5.000%, 10/1/2039, Ser. Ca	1,565,610
	Gulf Breeze, FL Rev. Refg.
2,020,000	5.000%, 12/1/2033	2,154,794
	Halifax Hospital Medical Center Rev.
755,000	5.000%, 6/1/2020	795,853
	Higher Educational Fac. Financing Auth., FL Educational Fac. Rev. (Ringling College)
7,225,000	5.000%, 3/1/2042	7,791,151
	Jacksonville, FL Port Auth. Rev. Refg.
2,545,000	5.000%, 11/1/2038, Ser. A, AMT	2,712,385
	Miami-Dade County Industrial Development Auth. (Pinecrest Academy, Inc.)
1,500,000	5.250%, 9/15/2044	1,564,155
	Miami-Dade County, FL Aviation Rev. (Miami International Airport-Hub of the Americas)
7,500,000	5.500%, 10/1/2036, Ser. Ba	7,869,375
8,000,000	5.500%, 10/1/2041, Ser. A	8,366,480
	Miami-Dade County, FL Public Fac. Rev. (Jackson Health System)
5,000,000	5.000%, 6/1/2035, Ser. A	5,512,750
	Miami-Dade County, FL Public Fac. Rev. (Jackson Health System) (AGC Insured)
2,000,000	5.625%, 6/1/2034[a,c]	2,081,240
	Orange County, FL Health Fac. Auth. Hospital Rev. (Orlando Health, Inc.)
5,010,000	5.125%, 10/1/2026	5,222,073
	Orange County, FL Health Fac. Auth. Hospital Rev. (Orlando Regional Healthcare System) (NATL-RE Insured)
1,390,000	6.250%, 10/1/2018, Ser. Aa,c	1,415,298
	Orlando-Orange County, FL Expressway Auth. Rev.
3,600,000	5.000%, 7/1/2030, Ser. Aa	3,825,144
4,095,000	5.000%, 7/1/2035, Ser. Ca	4,346,597
	Palm Beach County Health Fac. Auth. Rev. Refg. (Lifespace Communities, Inc.)
3,000,000	5.000%, 5/15/2038, Ser. C	3,229,980
	South FL Water Management District C.O.P. Refg.
4,000,000	5.000%, 10/1/2036	4,502,720
	St. Johns County Industrial Development Auth. Rev. (Presbyterian Retirement Communities)
6,490,000	5.875%, 8/1/2040, Ser. Aa	7,033,732
	Tampa, FL Hospital Rev. Refg. (H. Lee Moffitt Cancer Center)
5,000,000	5.000%, 7/1/2037, Ser. B	5,491,100

	Total	85,306,882

Georgia (0.5%)
	Atlanta, GA Airport General Rev.
1,000,000	5.000%, 1/1/2033, Ser. C, AMT	1,073,900
500,000	5.000%, 1/1/2034, Ser. C, AMT	536,590
500,000	5.000%, 1/1/2037, Ser. C, AMT	535,690
	Atlanta, GA Airport General Rev. Refg.
1,425,000	5.000%, 1/1/2033, Ser. B	1,596,014
	Atlanta, GA Water & Wastewater Rev. Refg.
2,500,000	5.000%, 11/1/2031	2,859,250

The accompanying Notes to Financial Statements are an integral part of this schedule.

141

MUNICIPAL BOND FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (98.9%)	Value
Georgia (0.5%) - continued
	Brunswick, GA Water and Sewer Rev. Refg. and Improvement (NATL-RE Insured)
$680,000	6.100%, 10/1/2019[a,c]	$701,495
	Georgia Refg. Electric Auth. Rev.
610,000	5.000%, 1/1/2035, Ser. A	663,936

	Total	7,966,875

Hawaii (1.5%)
	Hawaii Airports System Rev.
3,040,000	5.250%, 7/1/2030, Ser. A	3,246,112
	Hawaii State Department of Budget and Finance Special Purpose Senior Living Rev. Refg.
1,000,000	5.125%, 11/15/2032	1,099,280
5,395,000	5.250%, 11/15/2037	5,932,612
	Hawaii State Department of Transportation Airport Division Lease Rev. C.O.P.
1,600,000	5.000%, 8/1/2028, AMT	1,737,216
	Hawaii State Harbor System Rev.
6,000,000	5.250%, 7/1/2030, Ser. A	6,377,880
	Honolulu, HI City & County Wastewater System Rev.
350,000	5.000%, 7/1/2036, Ser. A	398,167
	Honolulu, HI City & County Wastewater System Rev. Refg.
4,505,000	5.000%, 7/1/2036, Ser. B	5,124,978

	Total	23,916,245

Idaho (0.2%)
	Idaho Health Fac. Auth. Rev. Refg. (Trinity Health Credit Group)
2,130,000	5.000%, 12/1/2047, Ser, A	2,393,651

	Total	2,393,651

Illinois (5.9%)
	Chicago Metropolitan Water Reclamation District G.O. Refg.
8,700,000	5.250%, 12/1/2032, Ser. C	10,338,993
	Chicago, IL G.O. Refg.
4,000,000	5.000%, 1/1/2023, Ser. C	4,210,160
	Chicago, IL Midway International Airport Rev.
1,120,000	5.000%, 1/1/2026, Ser. A, AMT	1,235,226
	Chicago, IL O’Hare International Airport Rev.
1,000,000	5.000%, 1/1/2047, Ser. D, AMT	1,083,990
1,000,000	5.000%, 1/1/2047, Ser. G, AMT	1,083,990
	Chicago, IL O’Hare International Airport Rev. Refg.
1,200,000	5.000%, 1/1/2029, Ser. B	1,347,024
	Illinois Finance Auth. Rev. (DePaul University)
4,075,000	6.000%, 10/1/2032, Ser. Aa	4,509,639
1,000,000	5.000%, 10/1/2041	1,107,710
	Illinois Finance Auth. Rev. (Rush University Medical Center)
1,000,000	5.000%, 11/15/2027, Ser. A	1,130,060
5,000,000	7.250%, 11/1/2038, Ser. Aa	5,132,500
	Illinois Finance Auth. Rev. (The Art Institute of Chicago)
3,530,000	5.000%, 3/1/2034, Ser. A	3,806,081
	Illinois Finance Auth. Rev. Refg. (Northwestern Memorial Healthcare)
4,000,000	5.000%, 7/15/2042	4,496,840
	Illinois Finance Auth. Rev. Refg. (Rosalind Franklin University)
2,100,000	5.000%, 8/1/2047, Ser. A	2,237,445
	Illinois Finance Auth. Rev. Refg. (Rush University Medical Center) (NATL-RE Insured)
2,020,000	5.250%, 11/1/2035, Ser. Ba,c	2,054,643
	Illinois Finance Auth. Student Housing & Academic Fac. Rev. (CHF - Chicago, LLC - University of IL at Chicago)
1,000,000	5.000%, 2/15/2047	1,056,980
	Illinois State Finance Auth. Rev.
1,750,000	5.000%, 8/1/2042, Ser. A	1,877,067
	Illinois State G.O.
7,000,000	5.000%, 11/1/2023, Ser. D	7,300,230
5,000,000	5.000%, 3/1/2027	5,122,100
1,500,000	5.500%, 7/1/2033	1,551,570
1,750,000	5.500%, 7/1/2038	1,801,293
	Joliet, IL Regional Port District Marine Terminal Rev. Refg. (Exxon)
1,550,000	1.550%, 10/1/2024[b]	1,550,000
	Metropolitan Pier and Exposition Auth., IL Refg. (McCormick Place Expansion) (NATL-RE Insured)
17,605,000	Zero Coupon, 6/15/2020, Ser. Ac	16,414,902
3,100,000	Zero Coupon, 6/15/2024, Ser. Ac	2,405,228
2,000,000	Zero Coupon, 12/15/2024, Ser. Ac	1,515,000
	Metropolitan Pier and Exposition Auth., IL Rev. Refg. (McCormick Place Expansion)
2,000,000	Zero Coupon, 12/15/2047, Ser. Bd	1,033,000
	Metropolitan Pier and Exposition Auth., IL Rev. Refg. (McCormick Place Expansion) (NATL-RE Insured)
920,000	5.500%, 6/15/2020[c]	931,288
	Regional Transportation Auth., Cook, DuPage, Kane, Lake, McHenry and Will Counties, IL Rev. (NATL-RE Insured)
1,435,000	6.700%, 11/1/2021, Ser. Ac	1,562,658
	University of Illinois Auxiliary Fac. System Rev.
2,500,000	5.750%, 4/1/2038, Ser. Aa	2,585,825

	Total	90,481,442

Indiana (2.6%)
	Indiana Bond Bank Special Program Rev. (Clark Memorial Hospital)
7,000,000	5.500%, 8/1/2029, Ser. Da	7,193,830
	Indiana Finance Auth. Hospital Rev. (Deaconess Hospital)
1,500,000	6.750%, 3/1/2039, Ser. Aa	1,558,725

The accompanying Notes to Financial Statements are an integral part of this schedule.

142

MUNICIPAL BOND FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (98.9%)	Value
Indiana (2.6%) - continued
	Indiana Finance Auth. Wastewater Utility Rev. (CWA Auth., Inc.)
$6,000,000	5.000%, 10/1/2041, Ser. A	$6,720,480
	Indiana Health and Educational Fac. Financing Auth. Health System Rev. Refg. (Sisters of St. Francis Health Services, Inc.) (AGM Insured)
450,000	5.250%, 5/15/2041, Ser. Ea,c	450,000
	Indiana Municipal Power Agency Power Supply System Rev.
1,750,000	5.250%, 1/1/2034, Ser. Aa	1,993,548
4,155,000	5.000%, 1/1/2042, Ser. Aa	4,517,856
	Indianapolis Local Public Improvement Bank Rev. (Waterworks)
980,000	5.750%, 1/1/2038, Ser. Aa	1,005,804
	Indianapolis Local Public Improvement Bank Rev. Refg. (Waterworks)
4,020,000	5.750%, 1/1/2038, Ser. A	4,116,922
	Knox County, IN Economic Development Rev. Refg. (Good Samaritan Hospital)
2,850,000	5.000%, 4/1/2037, Ser. A	2,946,985
6,965,000	5.000%, 4/1/2042, Ser. A	7,169,005
	Purdue University, IN Rev. Refg.
1,500,000	5.000%, 7/1/2028, Ser. A	1,725,840

	Total	39,398,995

Iowa (1.4%)
	Ames, IA Rev. Refg. (Mary Greeley Medical Center)
4,430,000	5.000%, 6/15/2032	4,972,498
	Cedar Falls Community School District, Black Hawk County School Infrastructure Sales, Services and Use Tax Rev.
3,165,000	5.400%, 6/1/2029[a]	3,284,257
	Des Moines, IA Airport Auth. Rev. Refg.
1,205,000	5.000%, 6/1/2024, AMT	1,292,097
	Iowa State Finance Auth. Rev. (Lifespace Communities, Inc.)
4,000,000	5.000%, 5/15/2041, Ser. A	4,335,440
	Iowa State Finance Auth. Rev. Refg.
3,000,000	5.000%, 8/1/2042	3,447,270
	Waterloo, IA Community School District Tax Rev. Refg. (School Infrastructure Sales, Services, and Use)
3,560,000	5.000%, 7/1/2029, Ser. Aa	3,689,691

	Total	21,021,253

Kansas (1.1%)
	City of Lenexa, KS Health Care Fac. Rev. Refg. (Lakeville Village, Inc.)
2,750,000	5.000%, 5/15/2039, Ser. Ae	2,942,087
	Kansas Development Finance Auth. Rev.
3,575,000	5.000%, 5/15/2030, Ser. S	3,720,181
	Sedgwick and Shawnee Counties, KS Single Family Mortgage Rev. (GNMA Collateralized)
15,000	6.700%, 6/1/2029, Ser. A-2[c]	15,048
	University of Kansas Hospital Auth. Refg. Rev.
9,635,000	5.000%, 3/1/2047, Ser. A	10,654,865

	Total	17,332,181

Kentucky (1.2%)
	Kentucky Economic Development Finance Auth. Hospital Rev. (Owensboro Medical Health System, Inc.)
5,880,000	6.375%, 6/1/2040, Ser. Aa	6,391,501
	Kentucky State Turnpike Auth. Economic Development Road Rev.
5,000,000	5.000%, 7/1/2028, Ser. Aa	5,556,100
	Paducah, KY Electric Plant Board Rev. (AGC Insured)
2,500,000	5.250%, 10/1/2035, Ser. Aa,c	2,576,875
	Paducah, KY Electric Plant Board Rev. (AGM Insured)
750,000	5.000%, 10/1/2035, Ser. Ac	823,335
	Pikeville, KY Hospital Rev. (Pikeville Medical Center, Inc.)
3,540,000	6.500%, 3/1/2041	3,863,556

	Total	19,211,367

Louisiana (2.7%)
	City of Alexandria, LA Utilities Rev.
5,000,000	5.000%, 5/1/2043, Ser. A	5,436,650
	City of New Orleans, LA G.O. Refg.
750,000	5.000%, 12/1/2026	859,222
850,000	5.000%, 12/1/2027	968,813
350,000	5.000%, 12/1/2029	396,127
	Lafayette Public Power Auth. Electric Rev.
375,000	5.000%, 11/1/2022	415,822
1,520,000	5.000%, 11/1/2031	1,661,725
	Louisiana Local Government Environmental Fac. & Community Development Auth. East Baton Rouge Sewer Rev.
4,900,000	5.000%, 2/1/2035, Ser. A	5,334,924
	Louisiana State Gas and Fuels Tax Rev.
5,000,000	5.000%, 5/1/2033, Ser. Ba	5,294,250
7,000,000	5.000%, 5/1/2045, Ser. Ba	7,411,950
	Louisiana State Public Fac. Auth. Rev. (University of New Orleans Research & Technology Foundation, Inc. Student Housing) (AGM Insured)
1,355,000	5.000%, 9/1/2030[c]	1,502,722
800,000	5.000%, 9/1/2031[c]	884,792
	Louisiana Utilities Rev. (Parish of St. Tammany)
2,000,000	5.500%, 8/1/2035, Ser. B	2,152,100
	New Orleans, LA Aviation Board Rev.
2,500,000	5.000%, 1/1/2040, Ser. B, AMT	2,701,000
750,000	5.000%, 1/1/2048, Ser. B, AMT	818,768
	Port of New Orleans Board of Commissioners Port Fac. Refg. Rev.
1,365,000	5.000%, 4/1/2030, Ser. B, AMT	1,475,224

The accompanying Notes to Financial Statements are an integral part of this schedule.

143

MUNICIPAL BOND FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (98.9%)	Value
Louisiana (2.7%) - continued
$1,500,000	5.000%, 4/1/2031, Ser. B, AMT	$1,618,290
525,000	5.000%, 4/1/2033, Ser. B, AMT	561,965
	Port of New Orleans Board of Commissioners Rev. (AGM Insured)
1,500,000	5.000%, 4/1/2043, Ser. B, AMT[c]	1,664,505

	Total	41,158,849

Maryland (0.1%)
	Maryland Health & Higher Educational Fac. Auth. Rev. (Loyola University)
1,000,000	5.000%, 10/1/2045	1,106,650

	Total	1,106,650

Massachusetts (3.9%)
	Massachusetts Bay Transportation Auth. Sales Tax Rev. (NATL-RE Insured)
5,000,000	5.500%, 7/1/2025, Ser. Bc	6,007,150
	Massachusetts Development Finance Agency Rev. (Dana-Farber Cancer Institute)
6,500,000	5.000%, 12/1/2046	7,242,625
	Massachusetts Development Finance Agency Rev. (Northeastern University)
750,000	5.000%, 10/1/2031	820,980
	Massachusetts Development Finance Agency Rev. (Wellesley College)
3,000,000	5.000%, 7/1/2042, Ser. J	3,302,220
	Massachusetts Health & Educational Fac. Auth. Rev. (Massachusetts Institute of Technology)
15,295,000	5.250%, 7/1/2033, Ser. L	19,462,429
	Massachusetts Health & Educational Fac. Auth. Rev. (Tufts University)
5,400,000	5.500%, 2/15/2028, Ser. M	6,713,496
	Massachusetts Port Auth. Rev.
8,300,000	5.000%, 7/1/2042, Ser. A, AMT	8,884,403
	Massachusetts School Building Auth. Sales Tax Refg.
6,900,000	5.000%, 8/15/2029, Ser. B	7,605,594

	Total	60,038,897

Michigan (2.6%)
	East Lansing Building Auth., Ingham and Clinton Counties, MI Building Auth. Rev. (G.O. Limited Tax)
870,000	5.700%, 4/1/2020	910,542
	Flint Hospital Building Auth. Rev. Refg. (Hurley Medical Center)
3,000,000	5.000%, 7/1/2019, Ser. B	3,066,270
	Grand Valley, MI State University General Rev. Refg.
650,000	5.000%, 12/1/2029, Ser. B	729,157
	Grand Valley, MI State University Rev.
1,850,000	5.000%, 12/1/2031, Ser. A	2,073,129
	Great Lakes, MI Water Auth. Water Supply System Rev.
10,000,000	5.000%, 7/1/2046, Ser. A	11,019,400
	Kalamazoo Hospital Finance Auth. Hospital Rev. (Bronson Methodist Hospital) (AGM Insured)
2,210,000	5.250%, 5/15/2036[a,c]	2,348,942
1,790,000	5.250%, 5/15/2036[c]	1,873,647
	Kalamazoo Hospital Finance Auth. Hospital Rev. Refg. (Bronson Methodist Hospital) (AGM Insured)
3,250,000	5.000%, 5/15/2026, Ser. Ac	3,253,575
	Kent County, MI G.O.
2,775,000	5.000%, 1/1/2024, AMT	3,013,789
	Michigan State Finance Auth. Rev. (Beaumont Health Credit Group)
6,000,000	5.000%, 11/1/2044	6,547,620
	Rochester Community School District, Oakland and Macomb Counties, MI School Building and Site G.O. (NATL-RE Q-SBLF Insured)
4,560,000	5.000%, 5/1/2019[c]	4,625,071

	Total	39,461,142

Minnesota (3.3%)
	Goodhue County, MN Education District No. 6051 C.O.P.
250,000	5.000%, 2/1/2029	274,405
500,000	5.000%, 2/1/2034	541,420
750,000	5.000%, 2/1/2039	805,642
	Ham Lake, MN Charter School Lease Rev. (DaVinci Academy of Arts and Science)
340,000	5.000%, 7/1/2036, Ser. A	343,611
	Minnesota Higher Education Fac. Auth. Rev. (Augsburg College)
2,500,000	5.000%, 5/1/2046, Ser. A	2,645,100
	Minnesota Higher Education Fac. Auth. Rev. (College of St. Scholastica, Inc.)
1,575,000	5.250%, 12/1/2035, Ser. H	1,632,488
1,800,000	6.300%, 12/1/2040, Ser. 7J	1,890,396
	Minnesota Higher Education Fac. Auth. Rev. Refg. (Gustavus Adolphus College)
4,250,000	5.000%, 10/1/2047	4,721,410
	Minnesota State Municipal Power Agency Electric Rev.
200,000	5.000%, 10/1/2029	228,310
150,000	5.000%, 10/1/2030	170,947
200,000	5.000%, 10/1/2032	227,298
175,000	5.000%, 10/1/2033	198,335
1,500,000	5.000%, 10/1/2047	1,670,805
	North Oaks, MN Senior Housing Rev. Refg. (Waverly Gardens)
4,000,000	5.000%, 10/1/2047	4,298,040
	Rochester, MN Health Care Fac. Rev. (Olmsted Medical Center)
1,000,000	5.875%, 7/1/2030	1,071,500
	St. Cloud, MN Health Care Rev. Refg. (CentraCare Health System)
125,000	5.125%, 5/1/2030, Ser. A	132,081
1,915,000	5.125%, 5/1/2030, Ser. Aa	2,030,436
1,000,000	5.000%, 5/1/2046, Ser. A	1,103,110

The accompanying Notes to Financial Statements are an integral part of this schedule.

144

MUNICIPAL BOND FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (98.9%)	Value
Minnesota (3.3%) - continued
	St. Louis Park, MN Health Care Fac. Rev. Refg. (Park Nicollet Health Services)
$5,745,000	5.750%, 7/1/2039[a]	$5,996,861
	St. Paul, MN Housing & Redevelopment Auth. Health Care Fac. Rev. Refg. (HealthPartners Obligated Group)
5,945,000	5.000%, 7/1/2032, Ser. A	6,624,989
	St. Paul, MN Housing & Redevelopment Auth. Health Care Rev. Refg. (Fairview Health Services)
6,945,000	5.000%, 11/15/2047, Ser. A	7,741,661
	University of Minnesota Rev. (State Supported Biomedical Science Research Fac. Funding)
1,655,000	5.000%, 8/1/2030, Ser. B	1,796,701
	Western Minnesota Municipal Power Agency Rev.
1,000,000	5.000%, 1/1/2033, Ser. A	1,123,360
1,000,000	5.000%, 1/1/2034, Ser. A	1,120,570
300,000	5.000%, 1/1/2035, Ser. A	335,334
1,000,000	5.000%, 1/1/2040, Ser. A	1,111,130
	Winona, MN Health Care Fac. Rev. Refg. (Winona Health Obligated Group)
500,000	5.000%, 7/1/2034	513,945

	Total	50,349,885

Mississippi (0.3%)
	D’Iberville Tax Increment Refg. (Gulf Coast Promenade)
1,750,000	5.000%, 4/1/2033	1,867,617
	Mississippi Development Bank S.O. (Desoto County Highway Construction)
3,180,000	5.000%, 1/1/2030	3,459,109

	Total	5,326,726

Missouri (0.4%)
	City of St. Louis, MO Airport Rev. (AGM Insured)
1,000,000	5.000%, 7/1/2047, Ser. Cc	1,128,390
	Missouri State Health and Educational Fac. Auth. Health Fac. Rev. (Lake Regional Health System)
810,000	5.000%, 2/15/2019	825,382
925,000	5.000%, 2/15/2022	998,278
1,680,000	5.000%, 2/15/2034	1,758,826
	St. Louis, MO Airport Rev. Refg. (Lambert-St. Louis International Airport)
1,000,000	5.000%, 7/1/2032, AMT	1,064,790

	Total	5,775,666

Nebraska (1.7%)
	Douglas County, NE Hospital Auth. No. 3 Health Fac. Refg. Rev. (Nebraska Methodist Health System)
2,000,000	5.750%, 11/1/2048[a]	2,038,720
	Lincoln, NE Lincoln Electric System Rev. Refg.
2,500,000	5.000%, 9/1/2037	2,748,450
	Nebraska Public Power District Rev.
1,325,000	5.000%, 1/1/2033, Ser. A	1,431,066
	Omaha, NE Public Power District Electric Rev.
8,150,000	5.000%, 2/1/2045, Ser. A	9,091,570
	Omaha, NE Public Power District Electric Rev. Refg.
2,260,000	5.000%, 2/1/2042, Ser. A	2,597,350
	Omaha, NE Sanitary Sewerage System Rev.
1,340,000	5.000%, 11/15/2034	1,511,533
	University of Nebraska Lincoln Student Fees and Fac. Rev.
1,000,000	5.000%, 7/1/2037	1,085,510
	University of Nebraska Lincoln Student Fees and Fac. Rev. Refg.
3,050,000	5.000%, 7/1/2038	3,340,787
	University of Nebraska Student Housing Rev.
1,680,000	5.000%, 5/15/2040, Ser. Ba	1,782,480

	Total	25,627,466

Nevada (0.4%)
	Carson City, NV Hospital Rev. Refg. (Carson Tahoe Regional Medical Center)
1,500,000	5.000%, 9/1/2042, Ser. A	1,624,275
3,250,000	5.000%, 9/1/2047, Ser. A	3,506,100
	Director of the State of Nevada Department of Business & Industry Rev. (Somerset Academy of Las Vegas)
500,000	5.000%, 12/15/2048, Ser. Af	506,385

	Total	5,636,760

New Hampshire (0.1%)
	New Hampshire State Turnpike System Rev. Refg.
2,000,000	5.000%, 10/1/2019	2,086,920

	Total	2,086,920

New Jersey (1.9%)
	New Jersey Economic Development Auth. Rev.
4,350,000	5.000%, 6/15/2042, Ser. D	4,614,567
	New Jersey Educational Fac. Auth. Rev. Refg. (Kean University)
1,000,000	5.500%, 9/1/2036, Ser. Aa	1,045,830
	New Jersey Transportation Trust Fund Auth. Rev.
1,000,000	5.250%, 6/15/2033, Ser. AA	1,079,950
1,645,000	5.250%, 6/15/2034, Ser. AA	1,763,852
	New Jersey Transportation Trust Fund Auth. Rev. Federal Highway Reimbursement Notes
10,000,000	5.000%, 6/15/2023, Ser. A-2	10,034,400
	New Jersey Transportation Trust Fund Auth. Transportation System Rev.
1,500,000	5.000%, 6/15/2026, Ser. A	1,581,780
	Ocean County, NJ Utilities Auth. Waste Water Rev. (NATL-RE Insured)
3,180,000	5.250%, 1/1/2025[c]	3,707,244

The accompanying Notes to Financial Statements are an integral part of this schedule.

145

MUNICIPAL BOND FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (98.9%)	Value
New Jersey (1.9%) - continued
	Tobacco Settlement Financing Corporation NJ Rev. Refg.
$4,775,000	5.250%, 6/1/2046, Ser. A	$5,303,258

	Total	29,130,881

New York (8.0%)
	Buffalo & Erie County, NY Industrial Land Development Corporation Rev.
1,500,000	5.000%, 8/1/2047, Ser. A	1,566,855
	City of New York G.O.
1,920,000	5.000%, 8/1/2032, Ser. A	2,158,138
	Hudson, NY Yards Infrastructure Corporation Rev. Refg.
2,000,000	5.000%, 2/15/2042, Ser. A	2,255,760
	Metropolitan Transportation Auth. NY Rev. Refg.
2,190,000	5.000%, 11/15/2035	2,527,326
	Monroe County Industrial Development Corporation Rev. Refg. (University of Rochester)
1,000,000	5.000%, 7/1/2030	1,173,170
800,000	5.000%, 7/1/2031	933,616
1,550,000	5.000%, 7/1/2031	1,808,881
	New York City Municipal Water Finance Auth. Water and Sewer System Rev.
4,690,000	5.750%, 6/15/2040, Ser. A	4,711,011
3,895,000	5.750%, 6/15/2040, Ser. Aa	3,914,008
3,250,000	5.375%, 6/15/2043, Ser. EE	3,516,370
	New York City Transitional Finance Auth. Future Tax Secured Rev.
15,000,000	5.000%, 11/1/2033, Ser. D-1	16,295,550
13,085,000	5.000%, 5/1/2042, Ser. F-1	14,826,221
6,000,000	5.000%, 2/1/2043, Ser. A	6,774,060
	New York State Dormitory Auth. State Personal Income Tax Rev.
15,000	5.000%, 2/15/2029, Ser. Aa	15,380
235,000	5.000%, 2/15/2029, Ser. A	240,595
4,875,000	5.000%, 2/15/2029, Ser. Aa	4,998,435
5,000,000	5.000%, 3/15/2039, Ser. C	5,582,800
	New York State Dormitory Auth. State Personal Income Tax Rev. Refg.
8,330,000	5.000%, 2/15/2043	9,454,300
	New York State Liberty Development Corporation Liberty Rev.
10,000,000	5.250%, 12/15/2043	10,909,500
	New York State Urban Development Corporation State Personal Income Tax Rev. (State Fac. and Equipment)
3,870,000	5.000%, 3/15/2036, Ser. B-1[a]	3,979,327
	New York Transportation Development Corporation Special Fac. Rev. (LaGuardia Airport)
775,000	5.000%, 1/1/2036, AMT[e]	854,182
	Port Auth. of New York & New Jersey Rev.
1,125,000	5.000%, 12/1/2024, AMT	1,262,520
2,500,000	5.000%, 9/1/2035	2,804,625
2,500,000	5.000%, 9/1/2036	2,800,000
5,000,000	5.000%, 9/1/2039	5,581,650
	Port Auth. of New York & New Jersey Rev. Refg.
5,000,000	5.000%, 9/15/2034, Ser. 207, AMT	5,679,250
1,715,000	5.000%, 9/15/2048, Ser. 207, AMT	1,911,385
	Triborough NY Bridge & Tunnel Auth. Rev.
2,550,000	5.000%, 11/15/2037, Ser. 2008B-3	2,888,002
1,000,000	5.250%, 11/15/2045, Ser. A	1,139,710

	Total	122,562,627

North Carolina (1.3%)
	Charlotte, NC, Rev. (Charlotte Douglas International Airport)
1,500,000	5.000%, 7/1/2042, Ser. A	1,715,475
	North Carolina Capital Fac. Finance Agency Educational Fac. Rev. Refg. (Meredith College)
1,870,000	5.000%, 6/1/2038	2,031,605
	North Carolina Capital Fac. Finance Agency Rev. Refg. (Johnson and Wales University)
1,000,000	5.000%, 4/1/2032	1,091,200
1,000,000	5.000%, 4/1/2033	1,089,290
	North Carolina Eastern Municipal Power Agency Power System Rev.
2,580,000	5.000%, 1/1/2021, Ser. Aa	2,778,351
1,475,000	6.000%, 1/1/2026, Ser. Aa	1,676,234
	North Carolina Medical Care Commission Health System Rev. Refg. (Mission Health Combined Group)
1,000,000	5.000%, 10/1/2035	1,023,330
500,000	5.000%, 10/1/2036	511,665
	North Carolina Municipal Power Agency No. 1 Catawba Electric Rev. Refg.
925,000	5.000%, 1/1/2025, Ser. A	943,435
360,000	5.000%, 1/1/2030, Ser. A	367,053
	Raleigh Durham, NC Airport Auth. Rev.
4,895,000	5.000%, 5/1/2036, Ser. A	5,154,484
	University of North Carolina at Wilmington, Rev. (Student Housing)
1,745,000	5.000%, 6/1/2022	1,921,751

	Total	20,303,873

North Dakota (0.4%)
	Grand Forks, ND Altru Health System Rev.
3,890,000	5.000%, 12/1/2042, Ser. A	4,238,972
	North Dakota Public Finance Auth. Rev. (State Revolving Fund)
1,495,000	5.000%, 10/1/2031, Ser. A	1,624,721

	Total	5,863,693

Ohio (5.4%)
	American Municipal Power Ohio, Inc. Rev. (Greenup Hydroelectric)
1,000,000	5.000%, 2/15/2041, Ser. A	1,104,990
	AMP Fremont Energy Center Rev.
3,000,000	5.000%, 2/15/2037, Ser. B	3,222,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

146

MUNICIPAL BOND FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (98.9%)	Value
Ohio (5.4%) - continued
	Buckeye, OH Tobacco Settlement Financing Auth. Rev.
$15,170,000	5.125%, 6/1/2024, Ser. A-2	$14,916,964
	City of Toledo, OH Water System Rev. and Improvements
2,455,000	5.000%, 11/15/2036	2,780,803
	City of Toledo, OH Water System Rev. Refg. and Improvements
2,500,000	5.000%, 11/15/2038	2,724,750
	County of Fairfield, OH Hospital Rev. Refg. and Improvement (Fairfield Medical Center)
3,470,000	5.250%, 6/15/2043	3,667,200
	Cuyahoga County, OH Sales Tax Rev.
1,000,000	5.000%, 12/1/2035	1,130,080
	Hamilton County, OH Health Care Improvement Rev. Refg. (Life Enriching Communities)
1,800,000	5.000%, 1/1/2046	1,907,946
	Kent State University General Receipts Rev.
1,000,000	5.000%, 5/1/2021	1,082,000
2,000,000	5.000%, 5/1/2029	2,307,120
1,500,000	5.000%, 5/1/2037, Ser. A	1,616,910
	Lucas County, OH Health Care System Refg. Rev. (Sunset Retirement Communities)
1,360,000	5.125%, 8/15/2025	1,448,862
1,750,000	5.500%, 8/15/2030	1,866,620
	Miami University OH Rev.
1,600,000	5.000%, 9/1/2036	1,725,952
	Ohio Higher Educational Fac. Commission Rev. (Dayton University)
2,565,000	5.000%, 12/1/2035, Ser. A	2,858,821
	Ohio Higher Educational Fac. Commission Rev. Refg. (Kenyon College)
3,235,000	5.250%, 7/1/2044[a]	3,454,333
1,505,000	5.250%, 7/1/2044	1,580,536
	Ohio Hospital Rev. (Cleveland Clinic Health System Obligated Group)
5,000,000	5.000%, 1/1/2034	5,425,750
	Ohio State Higher Educational Fac. Commission Rev. (Case Western Reserve University)
1,080,000	6.500%, 10/1/2020, Ser. B	1,140,005
2,745,000	5.000%, 12/1/2028	3,121,477
	Ohio State Higher Educational Fac. Commission Rev. (Kenyon College)
3,025,000	5.000%, 7/1/2042	3,362,923
	Ohio State Turnpike Commission Rev.
8,570,000	Zero Coupon, 2/15/2034[d]	8,178,865
	Ohio State Turnpike Commission Rev. Refg. (NATL-RE Insured)
10,000,000	5.500%, 2/15/2026, Ser. Ac	11,829,000

	Total	82,453,907

Oklahoma (1.6%)
	Grand River, OK Dam Authority Rev.
7,815,000	5.000%, 6/1/2039, Ser. A	8,682,231
	Oklahoma Agricultural and Mechanical Colleges General Rev.
3,000,000	5.000%, 8/1/2038, Ser. C	3,296,820
	Oklahoma Development Finance Auth. Health System Rev. (OU Medicine)
275,000	5.250%, 8/15/2048, Ser. B	301,064
	Oklahoma State Turnpike Auth. Rev.
2,500,000	5.000%, 1/1/2042, Ser. A	2,805,400
	Oklahoma State Turnpike Auth. Rev. Refg.
500,000	5.000%, 1/1/2028, Ser. A	535,880
	Oklahoma State Water Resources Board Loan Program Rev.
2,005,000	5.000%, 10/1/2040, Ser. A	2,281,991
	Oklahoma Turnpike Auth. Rev.
5,665,000	5.000%, 1/1/2047, Ser. C	6,403,546

	Total	24,306,932

Oregon (0.3%)
	Clackamas County, OR Hospital Fac. Auth. Rev. (Legacy Health Systems)
300,000	5.500%, 7/15/2035, Ser. Aa	312,516
	Port of Portland, OR Rev. Refg. (Portland International Airport)
1,025,000	5.000%, 7/1/2035, Ser. 23	1,144,331
	Salem-Keizer School District No. 24J, Marion and Polk Counties, OR G.O.
5,000,000	Zero Coupon, 6/15/2028, Ser. B	3,658,850

	Total	5,115,697

Pennsylvania (2.6%)
	Allegheny County Hospital Development Auth. Rev. (University of Pittsburgh Medical Center)
2,100,000	5.625%, 8/15/2039	2,188,452
	Berks County, PA Industrial Development Auth. Healthcare Fac. Rev. Refg. (Highlands at Wyomissing)
460,000	5.000%, 5/15/2043	495,673
410,000	5.000%, 5/15/2048	440,184
	Cumberland County, PA Municipal Auth. Rev. (Diakon Lutheran Social Ministries)
205,000	6.125%, 1/1/2029	209,717
1,860,000	6.125%, 1/1/2029[a]	1,912,303
1,350,000	5.000%, 1/1/2038	1,454,395
	Lycoming County, PA Auth. Health System Rev. (Susquehanna Health System)
7,075,000	5.750%, 7/1/2039, Ser. A	7,383,541
	Pennsylvania Turnpike Commission Turnpike Rev.
3,000,000	5.000%, 12/1/2040, Ser. B	3,305,670
4,950,000	5.000%, 12/1/2046, Ser. A-1	5,432,031
	Pennsylvania Turnpike Commission Turnpike Rev. (AGC Insured)
5,000,000	6.250%, 6/1/2038, Ser. Ca,c	5,017,800
	Pennsylvania Turnpike Commission Turnpike Rev. (AGM Insured)
10,440,000	6.250%, 6/1/2033, Ser. Cc	12,808,001

	Total	40,647,767

The accompanying Notes to Financial Statements are an integral part of this schedule.

147

MUNICIPAL BOND FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (98.9%)	Value
South Carolina (1.2%)
	Beaufort-Jasper Water & Sewer Auth. Rev. Refg.
$425,000	5.000%, 3/1/2025, Ser. B	$491,610
	Charleston County, SC Airport System Rev.
6,215,000	5.500%, 7/1/2031, Ser. A, AMT	6,946,568
	Greenwood County, SC Hospital Fac. Refg. Rev. (Self Regional Healthcare)
1,120,000	5.000%, 10/1/2024, Ser. B	1,222,883
2,890,000	5.000%, 10/1/2031, Ser. B	3,120,738
	Greenwood County, SC Hospital Fac. Rev. (Self Regional Healthcare)
2,250,000	5.375%, 10/1/2039[a]	2,356,920
	Piedmont, SC Municipal Power Agency Electric Rev. Refg. (NATL-RE Insured)
4,000,000	6.250%, 1/1/2021[c]	4,411,320

	Total	18,550,039

South Dakota (0.3%)
	South Dakota Board Of Regents Housing & Auxiliary Fac. System Rev.
1,000,000	5.000%, 4/1/2033, Ser. B	1,115,260
	South Dakota Health & Educational Fac. Auth. Rev. (Regional Health)
1,000,000	5.000%, 9/1/2023[a]	1,065,590
820,000	5.000%, 9/1/2025[a]	873,784
	South Dakota Health & Educational Fac. Auth. Rev. (Sanford Health)
1,250,000	5.500%, 11/1/2040	1,305,150

	Total	4,359,784

Tennessee (0.3%)
	Jackson-Madison County General Hospital, Inc.
555,000	5.625%, 4/1/2038	556,654
930,000	5.750%, 4/1/2041	932,827
	Tennessee State School Bond Auth. Rev. (2nd Program)
500,000	5.000%, 11/1/2031	567,475
450,000	5.000%, 11/1/2032	509,868
1,275,000	5.000%, 11/1/2034	1,437,346
250,000	5.000%, 11/1/2036	281,202

	Total	4,285,372

Texas (9.6%)
	Clifton, TX Higher Education Finance Corporation Education Rev. (IDEA Public Schools)
1,000,000	5.000%, 8/15/2042	1,039,370
2,000,000	6.000%, 8/15/2043	2,268,680
	Clifton, TX Higher Education Finance Corporation Education Rev. (IDEA Public Schools) (PSF-GTD Insured)
1,000,000	5.000%, 8/15/2036, Ser. Ac	1,127,730
4,605,000	5.000%, 8/15/2039[c]	5,043,166
2,000,000	5.000%, 8/15/2046, Ser. Ac	2,224,720
	Clifton, TX Higher Education Finance Corporation Education Rev. (Uplift Education)
4,000,000	6.250%, 12/1/2045, Ser. Aa	4,411,600
	Dallas and Fort Worth, TX International Airport Rev. Refg.
4,000,000	5.250%, 11/1/2033, Ser. F	4,504,800
	Gulf Coast Waste Disposal Auth., TX Pollution Control Rev. Refg. (Exxon)
4,600,000	1.550%, 6/1/2020[b]	4,600,000
	Harris County Health Fac. Development Corporation Hospital Rev. Refg. (Memorial Hermann Healthcare System)
2,015,000	7.250%, 12/1/2035, Ser. Ba	2,078,211
	Harris County Industrial Development Corporation Pollution Control Rev. (Exxon)
7,100,000	1.550%, 3/1/2024[b]	7,100,000
6,500,000	1.550%, 3/1/2024[b]	6,500,000
	Harris County, TX Cultural Education Fac. Finance Corporation Rev.
2,000,000	5.000%, 1/1/2037	2,094,360
	Houston, TX Water and Sewer System Rev. Refg. (AGM Insured)
10,000,000	5.750%, 12/1/2032, Ser. Aa,c	13,397,200
	Lake Travis Independent School District G.O. Refg. (PSF-GTD Insured)
1,000,000	5.000%, 2/15/2031[c]	1,170,260
	Lewisville Independent School District, Denton County, TX G.O. Unlimited Tax School Building and Refg. (PSF-GTD Insured)
5,315,000	Zero Coupon, 8/15/2019[c]	5,184,676
	New Hope Cultural Education Facilities Corporation, TX Student Housing Rev. (Collegiate Housing College Station I LLC - Texas A&M University)
1,000,000	5.000%, 4/1/2029, Ser. A	1,086,710
	North East Independent School District, Bexar County, TX G.O. Unlimited Tax Refg. (PSF-GTD Insured)
5,000,000	5.250%, 2/1/2028[c]	6,105,250
2,000,000	5.250%, 2/1/2029[c]	2,466,600
	North Texas Education Finance Corporation Education Rev. (Uplift Education)
4,500,000	5.125%, 12/1/2042, Ser. A	4,699,035
	North Texas Tollway Auth. System Rev.
15,000,000	5.000%, 9/1/2030, Ser. Da	16,412,100
	North Texas Tollway Auth. System Rev. Refg.
5,000,000	5.000%, 1/1/2042, Ser. B	5,335,350
	North Texas Tollway Auth. System Rev. Refg. (AGC Insured)
5,000,000	Zero Coupon, 1/1/2028, Ser. Dc	3,682,500
	Northwest Independent School District G.O. (Denton, Tarrant and Wise Counties, TX) (PSF-GTD Insured)
5,705,000	5.000%, 2/15/2038[c]	6,338,711
	Pharr, TX Higher Education Finance Auth. Education Rev. (Idea Public Schools)
2,500,000	6.250%, 8/15/2029, Ser. Aa	2,634,800

The accompanying Notes to Financial Statements are an integral part of this schedule.

148

MUNICIPAL BOND FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (98.9%)	Value
Texas (9.6%) - continued
$350,000	6.500%, 8/15/2039, Ser. Aa	$369,747
1,650,000	6.500%, 8/15/2039, Ser. Aa	1,744,182
	Red River Education Finance Corporation Rev. (St. Edwards University)
2,130,000	5.000%, 6/1/2046	2,315,608
	San Juan Higher Education Finance Auth. Education Rev. (IDEA Public Schools)
2,000,000	6.700%, 8/15/2040, Ser. Aa	2,202,340
	Socorro, TX Independent School District G.O. (PSF-GTD Insured)
75,000	5.000%, 8/15/2034[c]	79,672
1,925,000	5.000%, 8/15/2034[a,c]	2,056,034
	Southwest TX Higher Education Auth. Rev. (Southern Methodist University)
1,700,000	5.000%, 10/1/2041[a]	1,819,578
	Southwest TX Higher Education Auth. Rev. Refg. (Southern Methodist University)
600,000	5.000%, 10/1/2039	680,388
600,000	5.000%, 10/1/2040	679,350
700,000	5.000%, 10/1/2041	791,371
	State of Texas G.O. Refg.
13,940,000	5.000%, 10/1/2044, Ser. A	15,503,789
	Tarrant County Cultural Education Fac. Finance Corporation Hospital Rev. (Hendrick Medical Center)
2,640,000	5.000%, 9/1/2030	2,916,619
	Tarrant County Cultural Education Fac. Finance Corporation Hospital Rev. (Hendrick Medical Center) (AGC Insured)
1,250,000	5.250%, 9/1/2026, Ser. Bc	1,297,838
2,000,000	5.250%, 9/1/2027, Ser. Bc	2,077,080
1,000,000	5.250%, 9/1/2028, Ser. Bc	1,038,140
	Tarrant County Cultural Education Fac. Finance Corporation Rev. Refg. (Trinity Terrace)
765,000	5.000%, 10/1/2044, Ser. A-1	805,224

	Total	147,882,789

Utah (1.7%)
	Riverton, UT Hospital Rev.
3,010,000	5.000%, 8/15/2041	3,121,671
	Salt Lake City, UT Airport Rev.
1,000,000	5.000%, 7/1/2042, Ser. A, AMT	1,114,190
	Utah Associated Municipal Power Systems Rev. Refg. (Central-St. George Transmission)
6,000,000	5.250%, 12/1/2027[a]	6,299,880
	Utah County, UT Hospital Rev. (IHC Health Services, Inc.)
1,085,000	5.000%, 5/15/2023, Ser. A	1,223,001
3,175,000	5.000%, 5/15/2043	3,407,569
1,610,000	5.000%, 5/15/2045, Ser. A	1,764,206
7,500,000	5.000%, 5/15/2046, Ser. B	8,393,475
	Utah State Charter School Finance Auth. Charter School Rev. (North Davis Preparatory)
1,000,000	6.250%, 7/15/2030	1,060,810

	Total	26,384,802

Vermont (0.3%)
	Vermont Educational & Health Buildings Financing Agency Rev. Refg. (University of Vermont Medical Center)
3,000,000	5.000%, 12/1/2035, Ser. A	3,341,070
1,000,000	5.000%, 12/1/2036, Ser. A	1,111,450

	Total	4,452,520

Virginia (3.2%)
	Fairfax County, VA Industrial Development Auth. Health Care Rev. (Inova Health System)
1,000,000	5.000%, 5/15/2025, Ser. Ca	1,032,170
2,405,000	5.000%, 5/15/2044, Ser. A	2,643,648
	Fairfax County, VA Industrial Development Auth. Health Care Rev. Refg. (Inova Health System)
1,320,000	5.250%, 8/15/2019	1,352,235
	Virginia Commonwealth Transportation Board Rev.
10,000,000	5.000%, 5/15/2034[a]	10,870,100
	Virginia Port Auth. Port Fac. Rev.
2,000,000	5.000%, 7/1/2040[a]	2,070,520
	Virginia Small Business Financing Auth. Private Activity Rev. (Transform 66 P3)
20,185,000	5.000%, 12/31/2052, AMT	21,703,316
	Virginia Small Business Financing Auth. Rev. (Elizabeth River Crossings Opco, LLC)
8,910,000	6.000%, 1/1/2037, AMT	9,915,315

	Total	49,587,304

Washington (3.2%)
	Clark County, WA Public Utility District No. 1 Electric Rev. Refg.
785,000	5.000%, 1/1/2029	901,015
	FYI Properties Lease Rev. (State of Washington DIS)
2,555,000	5.500%, 6/1/2034	2,641,155
	Pierce County, WA School District No. 10, Tacoma G.O. Refg.
2,170,000	5.000%, 12/1/2039	2,455,984
	Port of Seattle Special Fac. Rev. Refg. (Seatac Fuel Fac., LLC)
670,000	5.000%, 6/1/2019, AMT	690,348
1,000,000	5.000%, 6/1/2020, AMT	1,055,150
	Snohomish County, WA Edmonds School District No. 15 U.T.G.O.
1,000,000	5.000%, 12/1/2033	1,117,460
	State of Washington Various Purpose G.O.
12,095,000	5.000%, 8/1/2030, Ser. A	13,535,031
5,310,000	5.000%, 8/1/2042, Ser. A	6,060,462

The accompanying Notes to Financial Statements are an integral part of this schedule.

149

MUNICIPAL BOND FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (98.9%)	Value
Washington (3.2%) - continued
	Washington Health Care Fac. Auth. Rev. (Kadlec Regional Medical Center)
$2,625,000	5.250%, 12/1/2030[a]	$2,832,979
	Washington Health Care Fac. Auth. Rev. (Providence Health & Services)
5,000,000	5.250%, 10/1/2032, Ser. A	5,274,550
	Washington Health Care Fac. Auth. Rev. (Seattle Cancer Care Alliance)
5,010,000	7.375%, 3/1/2038[a]	5,233,947
	Washington Higher Education Fac. Auth. Rev. Refg. (Gonzaga University)
2,205,000	5.000%, 4/1/2029, Ser. Ba	2,266,806
3,120,000	5.000%, 4/1/2029, Ser. Ba	3,206,018
	Washington Higher Education Fac. Auth. Rev. Refg. (Whitworth University)
1,290,000	5.875%, 10/1/2034[a]	1,359,325
1,000,000	5.625%, 10/1/2040[a]	1,050,270

	Total	49,680,500

Wisconsin (2.5%)
	Kaukauna, WI Electric System Rev. (AGM Insured)
3,000,000	5.000%, 12/15/2035, Ser. Ac	3,267,750
	Monroe, WI Redevelopment Auth. Rev. (Monroe Clinic, Inc.)
3,520,000	5.875%, 2/15/2039[a]	3,629,965
	Wisconsin Health & Educational Fac. Auth. Rev. (Marshfield Clinic Health Systems)
2,000,000	5.000%, 2/15/2046, Ser. A	2,163,140
	Wisconsin Health & Educational Fac. Auth. Rev. (Thedacare, Inc.)
5,335,000	5.500%, 12/15/2038, Ser. A	5,555,282
1,195,000	5.000%, 12/15/2039	1,286,154
2,500,000	5.000%, 12/15/2044	2,672,500
	Wisconsin Health & Educational Fac. Auth. Rev. Refg. (Ascension Health Credit Group)
9,275,000	5.000%, 11/15/2039, Ser. A	10,449,679
	Wisconsin Health & Educational Fac. Auth. Rev. Refg. (Marquette University)
8,000,000	5.000%, 10/1/2041	8,806,560

	Total	37,831,030

Wyoming (0.1%)
	Wyoming State Farm Loan Board Capital Fac. Refg. Rev.
2,175,000	5.750%, 10/1/2020	2,261,652

	Total	2,261,652

	Total Long-Term Fixed Income (cost $1,481,397,739) 1,521,704,370

	Federal Home Loan Bank Discount Notes
300,000	1.622%, 5/4/2018[h]	299,957

	Total Short-Term Investments (cost $299,959)	299,957

	Total Investments (cost $1,481,697,698) 98.9%	$1,522,004,327

	Other Assets and Liabilities, Net 1.1%	16,267,443

	Total Net Assets 100.0%	$1,538,271,770

a

Denotes securities that have been pre-refunded or escrowed to maturity. Under such an arrangement, money is deposited into an irrevocable escrow account and is used to purchase U.S. Treasury securities or government agency securities with maturing principal and interest earnings sufficient to pay all debt service requirements of the pre-refunded bonds.

b

Denotes variable rate securities. The rate shown is as of April 30, 2018. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

c

To reduce certain risks associated with securities issued by municipalities, which may include but are not limited to economic development in a specific industry or municipality, the principal and/or interest payments are guaranteed by the bond insurance company or government agency identified.

d	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of April 30, 2018.
e

Denotes investments purchased on a when-issued or delayed delivery basis. f Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of April 30, 2018, the value of these investments was $506,385 or 0.0% of total net assets.

g	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
h	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
*

Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Municipal Bond Fund as of April 30, 2018 was $3,249,285 or 0.2% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of April 30, 2018.

The accompanying Notes to Financial Statements are an integral part of this schedule.

150

MUNICIPAL BOND FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Security	Acquisition Date	Cost
Denver, CO Health and Hospital Auth. Healthcare Rev. Refg., 12/1/2034	8/23/2017	$1,657,932
Plaza Metropolitan District No. 1 Rev. Refg. (City of Lakewood), 12/1/2021	1/23/2013	1,046,675
Plaza Metropolitan District No. 1 Rev. Refg. (City of Lakewood), 12/1/2022	1/23/2013	526,093

Definitions:
AGC	-	Assured Guaranty, Ltd
AGM	-	Assured Guaranty Municipal Corporation
AMT	-	Subject to Alternative Minimum Tax
Auth.	-	Authority
BAM	-	Build America Mutual
Fac.	-	Facility/Facilities
FGIC	-	Federal Guaranty Insurance Company
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GNMA	-	Government National Mortgage Association
G.O.	-	General Obligation
NATL-RE	-	National Public Finance Guarantee Corporation
Proj.	-	Project
PSF-GTD	-	Permanent School Fund Guarantee Program
Q-SBLF	-	Qualified School Bond Loan Fund
Refg.	-	Refunding
Rev.	-	Revenue
Ser.	-	Series
U.T.G.O.	-	Unlimited Tax General Obligation

The accompanying Notes to Financial Statements are an integral part of this schedule.

151

OPPORTUNITY INCOME PLUS FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Bank Loans (31.7%)[a]	Value
Basic Materials (2.7%)
	Arch Coal, Inc., Term Loan
$1,685,000	4.651%, (LIBOR 1M + 2.750%), 3/7/2024[b]	$1,683,416
	Big River Steel, LLC, Term Loan
1,034,800	7.302%, (LIBOR 3M + 5.000%), 8/15/2023[b,c]	1,050,322
	Chemours Company, Term Loan
1,310,000	3.660%, (LIBOR 1M + 1.750%), 3/26/2025[b]	1,313,825
	CONSOL Mining Corporation, Term Loan
1,037,400	7.990%, (LIBOR 3M + 6.000%), 10/30/2022[b]	1,063,335
	Contura Energy, Inc., Term Loan
1,732,175	6.910%, (LIBOR 1M + 5.000%), 3/17/2024[b]	1,730,010
	Coronado Australian Holdings Property, Ltd., Term Loan
249,643	8.802%, (LIBOR 3M + 6.500%), 3/21/2025[b,c]	249,019
915,357	8.802%, (LIBOR 3M + 6.500%), 3/21/2025[b,c]	913,069
	Ineos US Finance, LLC, Term Loan
3,311,700	3.901%, (LIBOR 1M + 2.000%), 3/31/2024[b]	3,320,443
	Peabody Energy Corporation, Term Loan
1,200,000	4.651%, (LIBOR 1M + 2.750%), 4/11/2025[b]	1,202,016
	Tronox Finance, LLC, Term Loan
714,720	5.302%, (LIBOR 3M + 3.000%), 9/14/2024[b]	721,982
1,649,355	5.302%, (LIBOR 3M + 3.000%), 9/14/2024[b]	1,666,112

	Total	14,913,549

Capital Goods (1.6%)
	Advanced Disposal Services, Inc., Term Loan
1,882,152	3.998%, (LIBOR 1W + 2.250%), 11/10/2023[b]	1,893,125
	Cortes NP Intermediate Holding II Corporation, Term Loan
2,710,557	5.887%, (LIBOR 1M + 4.000%), 11/30/2023[b]	2,706,030
	Navistar, Inc., Term Loan
1,940,137	5.400%, (LIBOR 1M + 3.500%), 11/3/2024[b]	1,951,061
	Sterigenics-Nordion Holdings, LLC, Term Loan
2,277,000	4.901%, (LIBOR 1M + 3.000%), 5/15/2022[b]	2,288,385

	Total	8,838,601

Communications Services (9.8%)
	Altice Financing SA, Term Loan
891,000	5.098%, (LIBOR 1M + 2.250%), 7/15/2025[b]	881,395
39,800	5.098%, (LIBOR 3M + 2.750%), 10/6/2026[b]	39,236
	Altice US Finance I Corporation, Term Loan
1,116,563	4.151%, (LIBOR 1M + 2.250%), 7/28/2025[b]	1,114,821
	CBS Radio, Inc., Term Loan
443,887	4.623%, (LIBOR 3M + 2.750%), 10/17/2023[b]	445,459
	Cengage Learning Acquisitions, Term Loan
2,186,793	6.147%, (LIBOR 1M + 4.250%), 6/7/2023[b]	1,953,091
	CenturyLink, Inc., Term Loan
3,192,000	4.651%, (LIBOR 1M + 2.750%), 1/31/2025[b]	3,142,779
	Charter Communications Operating, LLC, Term Loan
1,900,238	3.910%, (LIBOR 1M + 2.000%), 4/13/2025[b]	1,907,705
	CSC Holdings, LLC, Term Loan
1,480,050	4.147%, (LIBOR 1M + 2.250%), 7/17/2025[b]	1,474,870
	Frontier Communications Corporation, Term Loan
1,910,562	5.660%, (LIBOR 1M + 3.750%), 6/1/2024[b]	1,886,088
	Hargray Merger Subsidiary Corporation, Term Loan
1,656,026	4.901%, (LIBOR 1M + 3.000%), 3/24/2024[b,d,e]	1,660,679
	Intelsat Jackson Holdings SA, Term Loan
1,525,000	5.706%, (LIBOR 3M + 3.750%), 11/27/2023[b]	1,534,058
	Level 3 Financing, Inc., Term Loan
2,765,000	4.148%, (LIBOR 1M + 2.250%), 2/22/2024[b]	2,776,530
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
2,275,000	5.848%, (LIBOR 3M + 3.500%), 1/7/2022[b]	2,201,062
445,000	9.098%, (LIBOR 3M + 6.750%), 7/7/2023[b,c]	407,175
	McGraw-Hill Global Education Holdings, LLC, Term Loan
3,257,998	5.901%, (LIBOR 1M + 4.000%), 5/4/2022[b]	3,190,818
	Mediacom Illinois, LLC, Term Loan
885,000	3.500%, (LIBOR 1W + 1.750%), 2/15/2024[b]	887,213
	NEP/NCP Holdco, Inc., Term Loan
2,316,480	5.552%, (LIBOR 3M + 3.250%), 7/21/2022[b]	2,317,939
	New LightSquared, Term Loan
536,272	11.305%,PIK 10.265%, (LIBOR 3M + 8.750%), 12/7/2020[b,f]	432,873
	Radiate Holdco, LLC, Term Loan
4,009,874	4.901%, (LIBOR 1M + 3.000%), 2/1/2024[b]	3,965,405
	Sable International Finance, Ltd., Term Loan
4,780,000	5.151%, (LIBOR 1M + 3.250%), 2/6/2026[b]	4,809,875

The accompanying Notes to Financial Statements are an integral part of this schedule.

152

OPPORTUNITY INCOME PLUS FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Bank Loans (31.7%)[a]	Value
Communications Services (9.8%) - continued
	SBA Senior Finance II, LLC, Term Loan
$1,265,000	0.000%, (LIBOR 3M + 2.000%), 4/6/2025[b,d,e]	$1,267,985
	SFR Group SA, Term Loan
806,850	4.651%, (LIBOR 1M + 2.750%), 6/22/2025[b]	792,585
	Sinclair Television Group, Inc., Term Loan
3,310,000	0.000%, (LIBOR 3M + 2.500%), 12/12/2024[b,d,e]	3,323,803
	Sprint Communications, Inc., Term Loan
3,257,100	4.438%, (LIBOR 1M + 2.500%), 2/2/2024[b]	3,265,243
	Syniverse Holdings, Inc., Term Loan
545,000	6.895%, (LIBOR 1M + 5.000%), 2/9/2023[b]	550,603
	Unitymedia Finance, LLC, Term Loan
1,840,000	4.147%, (LIBOR 1M + 2.250%), 1/20/2026[b]	1,836,228
	Univision Communications, Inc., Term Loan
1,880,418	4.651%, (LIBOR 1M + 2.750%), 3/15/2024[b]	1,853,227
	Virgin Media Bristol, LLC, Term Loan
2,410,000	4.397%, (LIBOR 1M + 2.500%), 1/31/2026[b]	2,420,291
	WideOpenWest Finance, LLC, Term Loan
1,447,725	5.146%, (LIBOR 1M + 3.250%), 8/6/2023[b]	1,395,245

	Total	53,734,281

Consumer Cyclical (4.4%)
	Burlington Coat Factory Warehouse Corporation, Term Loan
1,855,675	4.410%, (LIBOR 1M + 2.500%), 11/9/2024[b]	1,862,634
	Eldorado Resorts, Inc., Term Loan
504,768	4.180%, (LIBOR 1M + 2.250%), 4/17/2024[b,c]	507,923
	Four Seasons Hotels, Ltd., Term Loan
1,491,225	3.901%, (LIBOR 1M + 2.000%), 11/30/2023[b]	1,500,545
	Golden Entertainment, Inc., Term Loan
2,618,437	4.910%, (LIBOR 1M + 3.000%), 8/15/2024[b]	2,638,076
410,000	8.900%, (LIBOR 1M + 7.000%), 8/15/2025[b,c]	418,200
	Golden Nugget, Inc., Term Loan
2,108,930	4.648%, (LIBOR 1M + 2.750%), 10/4/2023[b]	2,125,886
	IMG Worldwide, Inc., Term Loan
466,667	9.151%, (LIBOR 1M + 7.250%), 5/6/2022[b]	470,167
	KAR Auction Services, Inc., Term Loan
823,363	4.813%, (LIBOR 3M + 2.500%), 3/9/2023[b]	826,450
	Men’s Warehouse, Inc., Term Loan
820,000	5.395%, (LIBOR 3M + 3.500%), 3/28/2025[b]	827,175
	Michaels Stores, Inc., Term Loan
397,225	4.649%, (LIBOR 1M + 2.750%), 1/28/2023[b]	399,397
	Mohegan Tribal Gaming Authority, Term Loan
2,074,558	5.901%, (LIBOR 1M + 4.000%), 10/13/2023[b]	2,057,712
	Neiman Marcus Group, LLC, Term Loam
830,000	0.000%, (LIBOR 3M + 3.250%), 10/25/2020[b,d,e]	729,645
	Scientific Games International, Inc., Term Loan
4,300,000	4.726%, (LIBOR 2M + 2.750%), 8/14/2024[b]	4,324,854
	Seminole Hard Rock Entertainment, Inc., Term Loan
907,954	5.058%, (LIBOR 3M + 2.750%), 5/14/2020[b]	913,247
	Stars Group Holdings BV, Term Loan
3,698,757	5.325%, (LIBOR 3M + 3.000%), 3/29/2025[b]	3,710,630
	Wyndham Hotels & Resorts, Inc., Term Loan
1,020,000	0.000%, (LIBOR 3M + 1.750%), 3/29/2025[b,d,e]	1,027,528

	Total	24,340,069

Consumer Non-Cyclical (5.5%)
	Air Medical Group Holdings, Inc., Term Loan
4,224,413	5.128%, (LIBOR 1M + 3.250%), 4/28/2022[b]	4,243,422
493,763	6.147%, (LIBOR 1M + 4.250%), 9/26/2024[b]	498,908
	Albertson’s, LLC, Term Loan
1,719,028	4.651%, (LIBOR 1M + 2.750%), 8/25/2021[b]	1,701,838
1,398,568	5.292%, (LIBOR 3M + 3.000%), 12/21/2022[b]	1,387,212
1,676,618	4.956%, (LIBOR 3M + 3.000%), 6/22/2023[b]	1,657,756
	Anmeal Pharmaceuticals LLC, Term Loan
1,675,000	0.000%, (LIBOR 3M + 3.500%), 3/23/2025[b,d,e]	1,681,281
	CHS/Community Health Systems, Inc., Term Loan
517,806	4.984%, (LIBOR 3M + 3.000%), 12/31/2019[b]	509,231
1,131,758	5.234%, (LIBOR 3M + 3.250%), 1/27/2021[b]	1,096,866
	Diversey BV, Term Loan
1,506,225	4.994%, (LIBOR 2M + 3.000%), 7/25/2024[b]	1,503,408
	Endo Luxembourg Finance Company I SARL., Term Loan
2,582,320	6.188%, (LIBOR 1M + 4.250%), 4/27/2024[b]	2,566,181

The accompanying Notes to Financial Statements are an integral part of this schedule.

153

OPPORTUNITY INCOME PLUS FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Bank Loans (31.7%)[a]	Value
Consumer Non-Cyclical (5.5%) - continued
	Grifols Worldwide Operations USA, Inc., Term Loan
$1,361,250	3.994%, (LIBOR 1W + 2.250%), 1/23/2025[b]	$1,368,056
	JBS USA LUX SA, Term Loan
3,182,850	4.678%, (LIBOR 3M + 2.500%), 10/30/2022[b]	3,178,203
	Mallinckrodt International Finance SA, Term Loan
3,145,000	4.820%, (LIBOR 3M + 3.000%), 9/24/2024[b]	3,138,710
	Ortho-Clinical Diagnostics, Inc., Term Loan
1,828,952	5.650%, (LIBOR 1M + 3.750%), 6/30/2021[b]	1,840,383
	Revlon Consumer Products Corporation, Term Loan
1,371,842	5.401%, (LIBOR 1M + 3.500%), 9/7/2023[b]	1,055,180
	Valeant Pharmaceuticals International, Inc., Term Loan
2,845,956	5.394%, (LIBOR 1M + 3.500%), 4/1/2022[b]	2,876,209

	Total	30,302,844

Energy (1.4%)
	Calpine Corporation, Term Loan
1,507,251	4.810%, (LIBOR 3M + 2.500%), 1/15/2024[b]	1,513,370
	Houston Fuel Oil Terminal, LLC, Term Loan
1,980,291	5.800%, (LIBOR 3M + 3.500%), 8/19/2021[b]	1,998,866
	McDermott Technology (Americas), Inc., Term Loan
2,452,500	0.000%, (LIBOR 3M + 5.000%), 4/4/2025[b,d,e]	2,433,346
	MEG Energy Corporation, Term Loan
169,100	5.810%, (LIBOR 3M + 3.500%), 12/31/2023[b]	169,776
	MRC Global US, Inc., Term Loan
758,100	5.401%, (LIBOR 1M + 3.500%), 9/15/2024[b]	762,368
	Pacific Drilling SA, Term Loan
2,187,887	0.000%, (PRIME + 4.500%), 6/3/2018[b,g,h]	783,089

	Total	7,660,815

Financials (2.1%)
	ASP AMC Merger Sub, Inc., Term Loan
2,635,619	5.802%, (LIBOR 3M + 3.500%), 4/13/2024[b]	2,643,025
	Avolon TLB Borrower 1 US, LLC, Term Loan
2,228,163	4.147%, (LIBOR 1M + 2.250%), 4/3/2022[b]	2,231,572
	Colorado Buyer, Inc., Term Loan
382,112	4.780%, (LIBOR 3M + 3.000%), 5/1/2024[b]	381,157
235,000	9.030%, (LIBOR 3M + 7.250%), 5/1/2025[b]	232,356
	Digicel International Finance, Ltd., Term Loan
2,573,535	5.610%, (LIBOR 3M + 3.250%), 5/10/2024[b]	2,568,182
	Genworth Holdings, Inc., Term Loan
455,000	6.395%, (LIBOR 1M + 4.500%), 2/28/2023[b,c]	462,394
	MoneyGram International, Inc., Term Loan
1,537,324	5.552%, (LIBOR 3M + 3.250%), 3/28/2020[b]	1,532,328
	TransUnion, LLC, Term Loan
1,577,075	3.901%, (LIBOR 1M + 2.000%), 4/9/2023[b]	1,579,756

	Total	11,630,770

Technology (2.9%)
	First Data Corporation, Term Loan
4,065,000	4.147%, (LIBOR 1M + 2.250%), 4/26/2024[b]	4,078,780
	Harland Clarke Holdings Corporation, Term Loan
2,385,877	7.052%, (LIBOR 3M + 4.750%), 10/31/2023[b]	2,403,771
	Micron Technology, Inc., Term Loan
675,000	0.000%, (LIBOR 3M + 1.750%), 4/26/2022[b,d,e]	679,779
	Rackspace Hosting, Inc., Term Loan
2,229,232	4.787%, (LIBOR 3M + 3.000%), 11/3/2023[b]	2,222,723
	SS&C Technologies Holdings Europe SARL, Term Loan
645,005	0.000%, (LIBOR 1M + 2.500%), 2/27/2025[b,d,e]	649,036
	SS&C Technologies, Inc., Term Loan
1,754,360	0.000%, (LIBOR 1M + 2.500%), 2/27/2025[b,d,e]	1,765,325
	TNS, Inc., Term Loan
1,452,279	5.910%, (LIBOR 1M + 4.000%), 8/14/2022[b]	1,458,930
	Western Digital Corporation, Term Loan
2,498,621	3.900%, (LIBOR 1M + 2.000%), 4/29/2023[b]	2,512,014

	Total	15,770,358

Transportation (0.6%)
	Arctic LNG Carriers, Ltd., Term Loan
2,967,575	6.400%, (LIBOR 1M + 4.500%), 5/18/2023[b]	2,982,413
	OSG Bulk Ships, Inc., Term Loan
448,566	6.040%, (LIBOR 3M + 4.250%), 8/5/2019[b,c]	433,987

	Total	3,416,400

Utilities (0.7%)
	EnergySolutions, LLC, Term Loan
737,500	6.660%, (LIBOR 1M + 4.750%), 5/29/2020[b,c]	743,031

The accompanying Notes to Financial Statements are an integral part of this schedule.

154

OPPORTUNITY INCOME PLUS FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Bank Loans (31.7%)[a]	Value
Utilities (0.7%) - continued
	HD Supply Waterworks, Term Loan
$1,208,925	5.115%, (LIBOR 3M + 3.000%), 7/21/2024[b,c]	$1,214,970
	Talen Energy Supply, LLC, Term Loan
964,780	5.901%, (LIBOR 1M + 4.000%), 7/6/2023[b]	953,521
	TerraForm Power Operating, LLC, Term Loan
773,062	4.651%, (LIBOR 1M + 2.750%), 11/3/2022[b]	775,961

	Total	3,687,483

	Total Bank Loans (cost $175,703,151)	174,295,170

Principal Amount	Long-Term Fixed Income (46.9%)	Value
Asset-Backed Securities (4.6%)
	Apidos CLO XVIII
575,000	5.612%, (LIBOR 3M + 3.250%), 7/22/2026, Ser. 2014-18A, Class CR*,b	575,681
	Asset Backed Securities Corporation Home Equity Loan Trust
568,637	2.037%, (LIBOR 1M + 0.140%), 7/25/2036, Ser. 2006-HE5, Class A4[b]	556,642
	Bellemeade Re, Ltd.
1,064,000	3.477%, (LIBOR 1M + 1.600%), 4/25/2028, Ser. 2018-1A, Class M1Bb,i	1,067,204
	BlueMountain CLO, Ltd.
1,275,000	5.548%, (LIBOR 3M + 3.200%), 10/15/2026, Ser. 2014-3A, Class CR*,b	1,276,427
	CLUB Credit Trust
750,000	3.170%, 4/17/2023, Ser. 2017-NP1, Class B*	749,727
	College Ave Student Loans, LLC
801,823	3.547%, (LIBOR 1M + 1.650%), 11/26/2046, Ser. 2017-A, Class A1*,b	819,123
	Credit Based Asset Servicing and Securitization, LLC
601,403	3.461%, 12/25/2036, Ser. 2006-CB2, Class AF2[j]	514,968
	DRB Prime Student Loan Trust
318,674	2.890%, 6/25/2040, Ser. 2016-B, Class A2[i]	311,618
	Earnest Student Loan Program, LLC
557,189	2.680%, 7/25/2035, Ser. 2016-C, Class A2[i]	544,627
	First Horizon ABS Trust
66,605	2.057%, (LIBOR 1M + 0.160%), 10/25/2034, Ser. 2006-HE1, Class Ab,k	65,406
	Foundation Finance Trust
1,007,941	3.300%, 7/15/2033, Ser. 2017-A, Class A3*	992,103
	GMAC Mortgage Corporation Loan Trust
291,382	2.397%, (LIBOR 1M + 0.500%), 8/25/2035, Ser. 2005-HE1, Class A2[b,k]	308,350
165,310	3.861%, 9/19/2035, Ser. 2005-AR5, Class 5A1[b]	155,178
416,099	2.077%, (LIBOR 1M + 0.180%), 12/25/2036, Ser. 2006-HE4, Class A1[b,k]	404,136
	J.P. Morgan Mortgage Acquisition Trust
400,875	4.382%, 3/25/2047, Ser. 2007-HE1, Class AF4[j]	290,988
	Lehman XS Trust
478,706	5.440%, 8/25/2035, Ser. 2005-2, Class 2A3Bj	439,757
	Lendmark Funding Trust
900,000	2.830%, 12/22/2025, Ser. 2017-1A, Class Ai	893,133
	Madison Park Funding XIV, Ltd.
1,250,000	5.609%, (LIBOR 3M + 3.250%), 7/20/2026, Ser. 2014-14A, Class DR*,b	1,251,340
	Mariner Finance Issuance Trust
900,000	3.620%, 2/20/2029, Ser. 2017-AA, Class A*	901,479
	Merrill Lynch Mortgage Investors Trust
850,646	3.205%, 6/25/2035, Ser. 2005-A5, Class M1[b]	812,428
	NRZ Advance Receivables Trust Advance Receivables Backed
500,000	2.751%, 6/15/2049, Ser. 2016-T1, Class AT1*	493,591
	Oak Hill Advisors Residential Loan Trust
959,177	3.000%, 6/25/2057, Ser. 2017-NPL1, Class A1*,j	946,367
	Octagon Investment Partners XX, Ltd.
850,000	5.361%, (LIBOR 3M + 3.550%), 8/12/2026, Ser. 2014-1A, Class DR*,b	850,263
	Preston Ridge Partners Mortgage Trust, LLC
700,000	3.750%, 4/25/2023, Ser. 2018-1A, Class A1*,b,c	696,938
	Pretium Mortgage Credit Partners, LLC
478,090	3.250%, 3/28/2057, Ser. 2017-NPL2, Class A1[i,j]	474,670
	Renaissance Home Equity Loan Trust
1,220,211	5.608%, 5/25/2036, Ser. 2006-1, Class AF3[j]	863,327
923,747	5.285%, 1/25/2037, Ser. 2006-4, Class AF2[j]	505,647
	Spirit Master Funding, LLC
1,642,472	4.360%, 12/20/2047, Ser. 2017-1A, Class A*	1,643,316
	Upstart Securitization Trust
465,803	2.639%, 6/20/2024, Ser. 2017-1, Class A*	464,628
319,246	2.508%, 3/20/2025, Ser. 2107-INV1, Class Ai	318,205

The accompanying Notes to Financial Statements are an integral part of this schedule.

155

OPPORTUNITY INCOME PLUS FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (46.9%)	Value
Asset-Backed Securities (4.6%) - continued
	Vantage Data Centers Issuer, LLC
$1,397,667	4.072%, 2/16/2043, Ser. 2018-1A, Class A2[i]	$1,395,566
	Vericrest Opportunity Loan Transferee
105,645	3.500%, 2/25/2047, Ser. 2017-NPL1, Class A1[i,j]	105,266
368,028	3.375%, 4/25/2047, Ser. 2017-NPL4, Class A1[i,j]	366,888
1,200,000	3.750%, 4/25/2048, Ser. 2018-NPL1, Class A1[c,i,j]	1,200,750
	Voya CLO 4, Ltd.
1,050,000	5.348%, (LIBOR 3M + 3.000%), 10/14/2026, Ser. 2014-4A, Class CR*,b	1,050,710
	Wachovia Asset Securitization, Inc.
960,178	2.037%, (LIBOR 1M + 0.140%), 7/25/2037, Ser. 2007-HE1, Class A*,b,k	899,405
	Wells Fargo Home Equity Trust
509,134	2.397%, (LIBOR 1M + 0.500%), 4/25/2034, Ser. 2004-1, Class M1[b]	474,680

	Total	25,680,532

Basic Materials (1.5%)
	Alcoa Nederland Holding BV
550,000	6.750%, 9/30/2024[i]	589,880
	Anglo American Capital plc
234,000	4.125%, 9/27/2022[i]	234,567
620,000	4.750%, 4/10/2027[i]	619,095
	ArcelorMittal SA
675,000	5.750%, 3/1/2021	707,062
	BWAY Holding Company
555,000	5.500%, 4/15/2024[i]	558,719
	CF Industries, Inc.
645,000	3.450%, 6/1/2023	612,750
	Dow Chemical Company
136,000	8.550%, 5/15/2019	144,012
	E.I. du Pont de Nemours and Company
233,000	2.200%, 5/1/2020	229,673
	First Quantum Minerals, Ltd.
559,000	7.000%, 2/15/2021[i]	562,144
	FMG Resources Property, Ltd.
585,000	5.125%, 5/15/2024[i,l]	577,688
	Kinross Gold Corporation
117,000	5.125%, 9/1/2021	119,813
	LyondellBasell Industries NV
140,000	5.000%, 4/15/2019	142,021
	Packaging Corporation of America
193,000	2.450%, 12/15/2020	189,101
	Peabody Securities Finance Corporation
535,000	6.375%, 3/31/2025[i]	557,738
	Platform Specialty Products Corporation
420,000	5.875%, 12/1/2025[i]	409,500
	Sherwin-Williams Company
232,000	2.250%, 5/15/2020	227,984
	Syngenta Finance NV
200,000	3.933%, 4/23/2021[i]	199,788
	Trinseo Materials Operating SCA
615,000	5.375%, 9/1/2025[i]	605,775
	United States Steel Corporation
680,000	6.250%, 3/15/2026	674,900
	Xstrata Finance Canada, Ltd.
175,000	4.950%, 11/15/2021[i]	181,267

	Total	8,143,477

Capital Goods (1.7%)
	AECOM
775,000	5.875%, 10/15/2024	807,046
	Ashtead Capital, Inc.
495,000	4.125%, 8/15/2025[i]	470,250
	Bombardier, Inc.
520,000	7.500%, 3/15/2025[i]	540,800
	Building Materials Corporation of America
825,000	6.000%, 10/15/2025[i]	855,938
	Caterpillar Financial Services Corporation
188,000	1.850%, 9/4/2020	183,253
	Cemex SAB de CV
830,000	5.700%, 1/11/2025[i]	839,545
	Cintas Corporation No. 2
174,000	2.900%, 4/1/2022	170,633
	CNH Industrial Capital, LLC
1,000,000	4.375%, 11/6/2020	1,020,000
180,000	4.875%, 4/1/2021	185,969
	Crown Americas Capital Corporation IV
675,000	4.500%, 1/15/2023	664,031
	Crown Cork & Seal Company, Inc.
530,000	7.375%, 12/15/2026	589,625
	General Electric Company
260,000	5.000%, 1/21/2021[b,m]	257,400
	L3 Technologies, Inc.
195,000	4.950%, 2/15/2021	202,198
	Lockheed Martin Corporation
160,000	2.500%, 11/23/2020	158,103
	Owens-Brockway Glass Container, Inc.
540,000	5.000%, 1/15/2022i	548,100
	Rockwell Collins, Inc.
174,000	1.950%, 7/15/2019	171,749
126,000	2.800%, 3/15/2022	122,318
	Roper Industries, Inc.
215,000	2.050%, 10/1/2018	214,519
	Roper Technologies, Inc.
60,000	2.800%, 12/15/2021	58,641
	Textron Financial Corporation
500,000	3.574%, (LIBOR 3M + 1.735%), 2/15/2042[b,i]	461,250
	United Rentals North America, Inc.
855,000	5.500%, 7/15/2025	874,238

	Total	9,395,606

The accompanying Notes to Financial Statements are an integral part of this schedule.

156

OPPORTUNITY INCOME PLUS FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (46.9%)	Value
Collateralized Mortgage Obligations (7.4%)
	AJAX Mortgage Loan Trust
$735,879	3.470%, 4/25/2057, Ser. 2017-A, Class A*,j	$730,026
	American Home Mortgage Assets Trust
609,387	2.087%, (LIBOR 1M + 0.190%), 12/25/2046, Ser. 2006-6, Class A1Ab	537,803
586,841	2.087%, (LIBOR 1M + 0.190%), 6/25/2047, Ser. 2007-5, Class A1[b]	473,845
	Angel Oak Mortgage Trust
69,155	4.500%, 11/25/2045, Ser. 2015-1, Class A*,j	69,242
	Banc of America Alternative Loan Trust
436,637	6.000%, 11/25/2035, Ser. 2005-10, Class 3CB1	392,267
392,907	2.697%, (LIBOR 1M + 0.800%), 5/25/2046, Ser. 2006-4, Class 3CB1[b]	305,186
	Banc of America Mortgage Securities, Inc.
192,035	3.575%, 9/25/2035, Ser. 2005-H, Class 2A1[b]	186,703
	Banc of America Mortgage Trust
168,307	3.698%, 7/25/2035, Ser. 2005-F, Class 2A2[b]	157,089
	BCAP, LLC Trust
633,295	2.077%, (LIBOR 1M + 0.180%), 3/25/2037, Ser. 2007-AA1, Class 2A1[b]	607,484
	Bear Stearns ALT-A Trust
420,807	3.843%, 10/25/2033, Ser. 2003-3, Class 5Ab	422,680
144,876	3.984%, 6/25/2034, Ser. 2004-5, Class 3A1[b]	148,030
	Bear Stearns ARM Trust
585,880	3.819%, 2/25/2035, Ser. 2004-12, Class 3A1[b]	577,943
	CHL Mortgage Pass-Through Trust
191,467	6.250%, 9/25/2036, Ser. 2006-13, Class 1A15	161,340
435,814	6.000%, 4/25/2037, Ser. 2007-3, Class A18	367,290
290,543	6.000%, 4/25/2037, Ser. 2007-3, Class A33	244,860
	CIM Trust
1,235,000	5.000%, 9/25/2057, Ser. 2018-R3, Class A1*,b	1,281,567
	CitiMortgage Alternative Loan Trust
262,548	5.750%, 4/25/2037, Ser. 2007-A4, Class 1A5	247,255
	COLT Mortgage Loan Trust
254,772	2.750%, 9/25/2046, Ser. 2016-2, Class A1*,b	253,843
	Countrywide Alternative Loan Trust
760,000	5.500%, 5/25/2035, Ser. 2005-J3, Class 1A5	690,229
375,013	5.750%, 5/25/2036, Ser. 2006-6CB, Class 2A16	275,444
347,661	6.500%, 8/25/2036, Ser. 2006-23CB, Class 2A3	227,589
676,339	6.000%, 11/25/2036, Ser. 2006-33CB, Class 2A1	575,983
457,817	6.000%, 1/25/2037, Ser. 2006-39CB, Class 1A16	447,390
348,614	5.500%, 5/25/2037, Ser. 2007-8CB, Class A1	290,599
273,425	7.000%, 10/25/2037, Ser. 2007-24, Class A10	177,170
	Countrywide Home Loan Mortgage Pass Through Trust
382,031	3.461%, 11/25/2035, Ser. 2005-22, Class 2A1[b]	341,698
783,698	3.480%, 12/20/2035, Ser. 2005-HYB8, Class 3A1[b]	746,266
	Countrywide Home Loans, Inc.
192,083	3.384%, 3/20/2036, Ser. 2006-HYB1, Class 1A1[b]	166,090
	Credit Suisse First Boston Mortgage Securities Corporation
169,808	5.250%, 10/25/2035, Ser. 2005-9, Class 1A3	167,667
	Deutsche Alt-A Securities, Inc., Mortgage Loan Trust
357,856	5.500%, 11/25/2035, Ser. 2005-5, Class 1A4[b]	368,923
280,354	2.148%, (12 MTA + 0.770%), 4/25/2047, Ser. 2007-OA2, Class A1[b]	257,814
537,074	2.117%, (LIBOR 1M + 0.220%), 8/25/2047, Ser. 2007-OA5, Class A1Bb	503,486
	First Horizon Alternative Mortgage Securities Trust
576,618	3.355%, 7/25/2035, Ser. 2005-AA5, Class 2A1[b]	565,220
	GCAT, LLC
251,146	3.375%, 3/25/2047, Ser. 2017-1, Class A1*,j	249,197
	GMAC Mortgage Corporation Loan Trust
304,815	3.857%, 5/25/2035, Ser. 2005-AR2, Class 4Ab	290,276
	Greenpoint Mortgage Funding Trust
272,824	2.097%, (LIBOR 1M + 0.200%), 10/25/2045, Ser. 2005-AR4, Class G41Bb	239,444
	HarborView Mortgage Loan Trust
380,278	3.667%, 7/19/2035, Ser. 2005-4, Class 3A1[b]	334,398
231,940	3.934%, 12/19/2035, Ser. 2005-14, Class 3A1Ab	229,651
	Impac Secured Assets Trust
1,271,072	2.137%, (LIBOR 1M + 0.240%), 9/25/2037, Ser. 2014-GC18, Class A3[b]	1,050,941
	IndyMac INDA Mortgage Loan Trust
728,481	3.437%, 8/25/2036, Ser. 2006-AR1, Class A1[b]	720,190
	IndyMac INDX Mortgage Loan Trust
405,201	3.452%, 10/25/2035, Ser. 2005-AR19, Class A1[b]	367,395

The accompanying Notes to Financial Statements are an integral part of this schedule.

157

OPPORTUNITY INCOME PLUS FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (46.9%)	Value
Collateralized Mortgage Obligations (7.4%) - continued
$611,369	2.107%, (LIBOR 1M + 0.210%), 4/25/2046, Ser. 2006-AR2, Class 1A1Bb	$569,277
	J.P. Morgan Alternative Loan Trust
930,191	3.584%, 3/25/2036, Ser. 2006-A1, Class 2A1[b]	838,036
478,876	6.500%, 3/25/2036, Ser. 2006-S1, Class 1A19	425,803
	J.P. Morgan Mortgage Trust
335,584	3.622%, 7/25/2035, Ser. 2007-A1, Class 2A1[b]	336,127
235,210	3.564%, 8/25/2035, Ser. 2005-A5, Class 1A2[b]	234,300
255,849	3.624%, 10/25/2036, Ser. 2006-A6, Class 1A2[b]	236,168
289,061	3.619%, 1/25/2037, Ser. 2006-A7, Class 2A2[b]	291,927
	Lehman Mortgage Trust
137,203	6.000%, 1/25/2036, Ser. 2005-3, Class 2A7	134,322
	Master Asset Securitization Trust
869,718	2.397%, (LIBOR 1M + 0.500%), 6/25/2036, Ser. 2006-2, Class 2A2[b]	430,369
	Merrill Lynch Alternative Note Asset Trust
450,093	6.000%, 3/25/2037, Ser. 2007-F1, Class 2A1	367,867
	Merrill Lynch Mortgage Investors Trust
509,804	6.250%, 8/25/2036, Ser. 2006-AF1, Class AF2A	408,377
	Mill City Mortgage Loan Trust
863,531	2.750%, 11/25/2058, Ser. 2017-1, Class A1[b,i]	851,682
	Morgan Stanley Mortgage Loan Trust
349,687	3.537%, 11/25/2035, Ser. 2005-6AR, Class 5A1[b]	277,116
	MortgageIT Trust
507,755	2.157%, (LIBOR 1M + 0.260%), 12/25/2035, Ser. 2005-5, Class A1[b]	504,555
1,009,558	2.097%, (LIBOR 1M + 0.200%), 4/25/2036, Ser. 2006-1, Class 1A2[b]	896,620
	Popular ABS Mortgage Pass-Through Trust
863,696	4.144%, 11/25/2035, Ser. 2005-5, Class AF4[j]	862,910
	Preston Ridge Partners Mortgage Trust, LLC
425,325	4.250%, 1/25/2022, Ser. 2017-1A, Class A1*,j	425,033
691,676	3.470%, 9/25/2022, Ser. 2017-2A, Class A1*,j	687,604
	Pretium Mortgage Credit Partners, LLC
696,542	3.500%, 4/29/2032, Ser. 2017-NPL1, Class A1*,j	694,941
	Radnor RE, Ltd.
1,000,000	3.297%, (LIBOR 1M + 1.400%), 3/25/2028, Ser. 2018-1, Class M1*,b	1,000,948
	RCO 2017-INV1 Trust
1,143,593	3.197%, 11/25/2052, Ser. 2014-3A, Class A1R*,b	1,151,817
	Residential Accredit Loans, Inc. Trust
408,288	5.500%, 2/25/2035, Ser. 2005-QS2, Class A1	399,289
226,509	4.385%, 9/25/2035, Ser. 2005-QA10, Class A31[b]	201,169
483,499	5.750%, 9/25/2035, Ser. 2005-QS13, Class 2A3	469,913
324,410	2.117%, (LIBOR 1M + 0.220%), 7/25/2036, Ser. 2006-QA5, Class 1A3[b]	220,451
860,652	2.447%, (LIBOR 1M + 0.550%), 1/25/2037, Ser. 2007-3, Class A1Bb	684,502
562,883	5.750%, 4/25/2037, Ser. 2007-QS6, Class A28	526,923
420,890	6.250%, 4/25/2037, Ser. 2007-QS6, Class A6	403,170
	Residential Asset Securitization Trust
413,405	6.212%, 8/25/2022, Ser. 2007-A8, Class 3A1[b]	348,811
	Residential Funding Mortgage Security I Trust
392,178	6.000%, 7/25/2037, Ser. 2007-S7, Class A20	372,180
	Sequoia Mortgage Trust
641,443	3.822%, 9/20/2046, Ser. 2007-1, Class 4A1[b]	533,568
	Structured Adjustable Rate Mortgage Loan Trust
210,047	3.525%, 1/25/2035, Ser. 2004-19, Class 2A2[b]	200,863
316,467	3.582%, 7/25/2035, Ser. 2005-15, Class 4A1[b]	292,076
	Structured Asset Mortgage Investments, Inc.
822,190	2.207%, (LIBOR 1M + 0.310%), 12/25/2035, Ser. 2005-AR4, Class A1[b]	747,984
	Sunset Mortgage Loan Company, LLC
156,534	4.459%, 9/18/2045, Ser. 2015-NPL1, Class A*,j	156,815
115,553	3.844%, 7/16/2047, Ser. 2016-NPL1, Class A*,j	115,663
	WaMu Mortgage Pass Through Certificates
462,245	3.297%, 8/25/2036, Ser. 2006-AR8, Class 3A2[b]	438,515
450,515	2.831%, 1/25/2037, Ser. 2006-AR18, Class 1A1[b]	424,012
134,921	3.308%, 8/25/2046, Ser. 2006-AR8, Class 1A1[b]	126,737
570,949	2.338%, (12 MTA + 0.960%), 9/25/2046, Ser. 2006-AR11, Class 1Ab	528,834
997,366	2.258%, (12 MTA + 0.880%), 10/25/2046, Ser. 2006-AR13, Class 1Ab	893,854
768,643	2.108%, (12 MTA + 0.730%), 1/25/2047, Ser. 2006-AR19, Class 1A1Ab	765,924

The accompanying Notes to Financial Statements are an integral part of this schedule.

158

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Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (46.9%)	Value
Collateralized Mortgage Obligations (7.4%) - continued
$501,330	2.118%, (12 MTA + 0.740%), 1/25/2047, Ser. 2006-AR19, Class 1Ab	$461,193
	Washington Mutual Mortgage Pass Through Certificates Trust
492,259	2.128%, (12 MTA + 0.750%), 2/25/2047, Ser. 2007-OA3, Class 2Ab	413,659
	Wells Fargo Commercial Mortgage Trust
1,155,000	3.290%, 5/15/2048, Ser. 2015-C28, Class A3	1,130,810
	Wells Fargo Mortgage Backed Securities Trust
216,081	3.762%, 3/25/2036, Ser. 2006-AR6, Class 3A1[b]	208,206
626,533	3.765%, 3/25/2036, Ser. 2006-AR2, Class 2A1[b]	635,159
274,270	3.692%, 7/25/2036, Ser. 2006-AR10, Class 2A1[b]	272,703
355,870	3.628%, 10/25/2036, Ser. 2006-AR14, Class 2A3[b]	337,109
99,948	6.000%, 7/25/2037, Ser. 2007-8, Class 1A16	99,665
86,949	6.000%, 7/25/2037, Ser. 2007-10, Class 1A1	86,939

	Total	40,570,008

Communications Services (2.4%)
	Altice US Finance I Corporation
575,000	5.500%, 5/15/2026[i]	557,391
	AMC Networks, Inc.
855,000	5.000%, 4/1/2024	835,762
	America Movil SAB de CV
134,000	5.000%, 10/16/2019	137,725
	American Tower Corporation
170,000	2.800%, 6/1/2020	168,574
	AT&T, Inc.
171,000	5.875%, 10/1/2019	178,029
117,000	5.200%, 3/15/2020	121,314
425,000	3.400%, 8/14/2024	429,250
	British Sky Broadcasting Group plc
240,000	2.625%, 9/16/2019[i]	238,654
	CCOH Safari, LLC
860,000	5.750%, 2/15/2026[i]	853,550
	CenturyLink, Inc.
500,000	6.450%, 6/15/2021	510,937
	Charter Communications Operating, LLC
377,000	3.579%, 7/23/2020	377,942
80,000	4.464%, 7/23/2022	81,542
	Clear Channel Worldwide Holdings, Inc.
835,000	6.500%, 11/15/2022	854,831
	Comcast Corporation
234,000	1.625%, 1/15/2022	220,491
	Crown Castle International Corporation
80,000	3.400%, 2/15/2021	80,051
553,000	5.250%, 1/15/2023	583,218
125,000	3.150%, 7/15/2023	120,314
	CSC Holdings, LLC
60,000	5.500%, 4/15/2027[i]	57,588
	Digicel, Ltd.
779,079	6.000%, 4/15/2021*	741,099
	Discovery Communications, LLC
120,000	2.200%, 9/20/2019	118,574
231,000	2.950%, 3/20/2023	221,664
	Intelsat Jackson Holdings SA
820,000	8.000%, 2/15/2024[i]	865,100
	Level 3 Financing, Inc.
670,000	5.250%, 3/15/2026	648,024
	Meredith Corporation
650,000	6.875%, 2/1/2026[i]	658,125
	Moody’s Corporation
117,000	2.750%, 12/15/2021	114,341
	Neptune Finco Corporation
306,000	10.875%, 10/15/2025[i]	358,785
	SFR Group SA
800,000	6.000%, 5/15/2022[i]	790,960
	Sprint Corporation
825,000	7.625%, 2/15/2025[l]	868,312
	Time Warner, Inc.
117,000	4.875%, 3/15/2020	120,843
	Verizon Communications, Inc.
287,000	2.946%, 3/15/2022	281,868
	Viacom, Inc.
178,000	4.250%, 9/1/2023	178,929
	Virgin Media Secured Finance plc
540,000	5.250%, 1/15/2026[i]	514,350
	Windstream Services, LLC
495,000	8.625%, 10/31/2025[i]	454,163

	Total	13,342,300

Consumer Cyclical (3.0%)
	Allison Transmission, Inc.
870,000	5.000%, 10/1/2024[i]	854,514
	American Honda Finance Corporation
175,000	2.000%, 2/14/2020	172,247
	BMW US Capital, LLC
200,000	1.500%, 4/11/2019[i]	198,008
	Brookfield Residential Properties, Inc.
570,000	6.125%, 7/1/2022[i]	579,975
	Cinemark USA, Inc.
394,000	4.875%, 6/1/2023	389,568
	D.R. Horton, Inc.
188,000	2.550%, 12/1/2020	184,473
	Daimler Finance North America, LLC
170,000	3.203%, (LIBOR 3M + 0.550%), 5/4/2021[b,e,i]	170,000
	Delphi Jersey Holdings plc
640,000	5.000%, 10/1/2025[i]	615,600
	Ford Motor Credit Company, LLC
232,000	2.262%, 3/28/2019	230,742
250,000	2.597%, 11/4/2019	247,983
174,000	3.336%, 3/18/2021	172,723
	General Motors Financial Company, Inc.
174,000	2.650%, 4/13/2020	172,030

The accompanying Notes to Financial Statements are an integral part of this schedule.

159

OPPORTUNITY INCOME PLUS FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (46.9%)	Value
Consumer Cyclical (3.0%) - continued
$125,000	3.188%, (LIBOR 3M + 0.850%), 4/9/2021[b]	$125,886
174,000	4.375%, 9/25/2021	177,953
116,000	3.150%, 6/30/2022	112,923
	Home Depot, Inc.
160,000	2.625%, 6/1/2022	156,659
	Hyundai Capital America
116,000	2.550%, 4/3/2020[i]	114,014
116,000	2.750%, 9/18/2020[i]	113,898
	Jaguar Land Rover Automotive plc
425,000	4.125%, 12/15/2018[i]	425,531
376,000	5.625%, 2/1/2023[i]	380,230
	KB Home
412,000	4.750%, 5/15/2019	414,060
	L Brands, Inc.
376,000	6.625%, 4/1/2021	399,500
	Landry’s, Inc.
560,000	6.750%, 10/15/2024[i]	568,400
	Lennar Corporation
175,000	2.950%, 11/29/2020[i]	170,399
740,000	4.750%, 11/15/2022	740,792
870,000	4.500%, 4/30/2024	848,250
	Live Nation Entertainment, Inc.
175,000	5.375%, 6/15/2022[i]	179,156
355,000	4.875%, 11/1/2024[i]	347,456
	Macy’s Retail Holdings, Inc.
50,000	3.875%, 1/15/2022	49,768
86,000	2.875%, 2/15/2023	80,485
	McDonald’s Corporation
232,000	2.625%, 1/15/2022	227,751
	MGM Resorts International
825,000	6.000%, 3/15/2023	862,125
	Navistar International Corporation
655,000	6.625%, 11/1/2025[i]	679,563
	Netflix, Inc.
690,000	4.875%, 4/15/2028[i]	652,050
	New Red Finance, Inc.
590,000	4.250%, 5/15/2024[i,l]	561,238
	Newell Rubbermaid, Inc.
125,000	3.150%, 4/1/2021	123,685
	Nissan Motor Acceptance Corporation
175,000	2.000%, 3/8/2019[i]	173,883
	Prime Security Services Borrower, LLC
588,000	9.250%, 5/15/2023[i]	631,365
	Ralph Lauren Corporation
160,000	2.625%, 8/18/2020	158,647
	Royal Caribbean Cruises, Ltd.
799,079	5.250%, 11/15/2022	849,982
	Six Flags Entertainment Corporation
570,000	4.875%, 7/31/2024[i]	555,750
	Toll Brothers Finance Corporation
266,000	4.000%, 12/31/2018	266,000
	Visa, Inc.
160,000	2.200%, 12/14/2020	157,600
	Volkswagen Group of America Finance, LLC
163,000	2.450%, 11/20/2019[i]	161,145
	Yum! Brands, Inc.
870,000	5.000%, 6/1/2024[i]	866,738

	Total	16,320,745

Consumer Non-Cyclical (2.5%)
	Abbott Laboratories
234,000	2.550%, 3/15/2022	226,925
175,000	3.400%, 11/30/2023	172,698
	AbbVie, Inc.
234,000	2.500%, 5/14/2020	231,202
117,000	2.900%, 11/6/2022	113,868
	Albertsons Companies, LLC
750,000	6.625%, 6/15/2024	699,367
	Amgen, Inc.
250,000	3.875%, 11/15/2021	254,230
232,000	2.650%, 5/11/2022	224,897
	Anheuser-Busch InBev Finance, Inc.
165,000	2.650%, 2/1/2021	163,078
225,000	3.033%, (LIBOR 3M + 1.260%), 2/1/2021[b]	231,786
117,000	3.300%, 2/1/2023	116,062
	Anheuser-Busch InBev Worldwide, Inc.
250,000	3.500%, 1/12/2024	248,695
	BAT Capital Corporation
120,000	2.297%, 8/14/2020[i]	117,400
117,000	2.764%, 8/15/2022[i]	112,290
	Bayer U.S. Finance, LLC
170,000	2.375%, 10/8/2019[i]	168,354
	Becton, Dickinson and Company
187,000	2.944%, (LIBOR 3M + 0.875%), 12/29/2020[b]	187,460
232,000	3.125%, 11/8/2021	228,208
	Boston Scientific Corporation
110,000	6.000%, 1/15/2020	114,859
	Bunge, Ltd. Finance Corporation
160,000	3.500%, 11/24/2020	160,094
	Cardinal Health, Inc.
120,000	1.948%, 6/14/2019	118,857
120,000	2.616%, 6/15/2022	114,914
	CVS Health Corporation
255,000	3.350%, 3/9/2021	255,490
117,000	2.750%, 12/1/2022	112,369
382,000	3.700%, 3/9/2023	380,532
	Envision Healthcare Corporation
800,000	5.125%, 7/1/2022[i]	790,000
	Express Scripts Holding Company
117,000	4.750%, 11/15/2021	120,978
	Forest Laboratories, LLC
57,000	4.875%, 2/15/2021[i]	58,772
	HCA, Inc.
469,079	4.750%, 5/1/2023	472,555
285,000	5.250%, 6/15/2026	286,425
	J.M. Smucker Company
123,000	2.200%, 12/6/2019	121,454
	JBS USA, LLC
855,000	5.750%, 6/15/2025[i]	803,443
	Kraft Heinz Foods Company
248,000	5.375%, 2/10/2020	257,578
	Kroger Company
122,000	2.800%, 8/1/2022	117,973

The accompanying Notes to Financial Statements are an integral part of this schedule.

160

OPPORTUNITY INCOME PLUS FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (46.9%)	Value
Consumer Non-Cyclical (2.5%) - continued
	Mead Johnson Nutrition Company
$160,000	3.000%, 11/15/2020	$159,586
	Medtronic Global Holdings SCA
232,000	1.700%, 3/28/2019	230,112
	Mondelez International Holdings Netherlands BV
180,000	2.000%, 10/28/2021[i]	171,368
	Mylan NV
234,000	3.150%, 6/15/2021	229,663
	PepsiCo, Inc.
175,000	2.855%, (LIBOR 3M + 0.530%), 10/6/2021[b]	177,265
	Pernod Ricard SA
130,000	5.750%, 4/7/2021[i]	138,560
	Pinnacle Foods, Inc.
500,000	5.875%, 1/15/2024	515,000
	Reynolds American, Inc.
87,000	3.250%, 6/12/2020	87,048
	Shire Acquisitions Investments Ireland Designated Activity Company
185,000	1.900%, 9/23/2019	181,728
232,000	2.400%, 9/23/2021	222,512
	Simmons Foods, Inc.
635,000	5.750%, 11/1/2024[i]	540,804
	Smithfield Foods, Inc.
175,000	2.700%, 1/31/2020[i]	172,267
	Tenet Healthcare Corporation
675,000	8.125%, 4/1/2022	702,844
	Teva Pharmaceutical Finance Company BV
116,000	2.950%, 12/18/2022	101,696
	Teva Pharmaceutical Finance IV, LLC
60,000	2.250%, 3/18/2020	57,302
	Teva Pharmaceutical Finance Netherlands III BV
165,000	2.200%, 7/21/2021	148,853
	TreeHouse Foods, Inc.
550,000	4.875%, 3/15/2022	545,875
	Valeant Pharmaceuticals International, Inc.
469,079	7.250%, 7/15/2022[i,l]	473,137
	VPII Escrow Corporation
500,000	7.500%, 7/15/2021[i]	508,125
	Zimmer Biomet Holdings, Inc.
188,000	2.928%, (LIBOR 3M + 0.750%), 3/19/2021[b]	188,317
	Zoetis, Inc.
175,000	3.450%, 11/13/2020	175,735

	Total	13,510,610

Energy (2.9%)
	Alliance Resource Operating Partners, LP
545,000	7.500%, 5/1/2025[i]	574,975
	Anadarko Petroleum Corporation
150,000	8.700%, 3/15/2019	157,345
	BP Capital Markets plc
117,000	2.315%, 2/13/2020	115,902
490,000	2.520%, 9/19/2022	473,689
	Buckeye Partners, LP
268,000	2.650%, 11/15/2018	268,027
	Canadian Natural Resources, Ltd.
120,000	2.950%, 1/15/2023	115,915
	Canadian Oil Sands, Ltd.
125,000	9.400%, 9/1/2021[i]	143,592
	Cenovus Energy, Inc.
116,000	3.800%, 9/15/2023	113,424
	Cheniere Energy Partners, LP
635,000	5.250%, 10/1/2025[i]	620,712
	Concho Resources, Inc.
230,000	4.375%, 1/15/2025	232,179
	Continental Resources, Inc.
116,000	5.000%, 9/15/2022	117,740
	Crestwood Midstream Partners, LP
550,000	6.250%, 4/1/2023	560,312
	Enbridge, Inc.
120,000	2.900%, 7/15/2022	115,854
	Encana Corporation
215,000	3.900%, 11/15/2021	216,515
	Energy Transfer Equity, LP
855,000	5.500%, 6/1/2027	855,000
	Energy Transfer Partners, LP
170,000	4.150%, 10/1/2020	172,216
	Enterprise Products Operating, LLC
500,000	5.250%, 8/16/2077[b]	481,995
	EOG Resources, Inc.
160,000	2.625%, 3/15/2023	152,853
	EQT Corporation
134,000	8.125%, 6/1/2019	140,994
119,000	3.000%, 10/1/2022	115,002
	Exxon Mobil Corporation
200,000	1.708%, 3/1/2019	199,007
	Hess Corporation
84,000	3.500%, 7/15/2024	80,261
	Kinder Morgan Energy Partners, LP
120,000	9.000%, 2/1/2019	125,532
234,000	3.450%, 2/15/2023	228,284
	Marathon Oil Corporation
118,000	2.700%, 6/1/2020	116,255
	Marathon Petroleum Corporation
160,000	3.400%, 12/15/2020	160,610
	MEG Energy Corporation
236,000	6.375%, 1/30/2023[i]	212,400
	MPLX, LP
175,000	4.500%, 7/15/2023	179,309
845,000	4.875%, 12/1/2024	875,026
	Nabors Industries, Inc.
550,000	5.750%, 2/1/2025[i]	521,125
	ONEOK Partners, LP
120,000	3.800%, 3/15/2020	120,696
	ONEOK, Inc.
60,000	7.500%, 9/1/2023	69,495
	Parsley Energy, LLC
270,000	5.625%, 10/15/2027[i]	273,375
	PBF Holding Company, LLC
475,000	7.250%, 6/15/2025	492,812
	Petrobras Global Finance BV
61,000	8.375%, 5/23/2021	68,709

The accompanying Notes to Financial Statements are an integral part of this schedule.

161

OPPORTUNITY INCOME PLUS FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (46.9%)	Value
Energy (2.9%) - continued
	Petroleos Mexicanos
$115,000	6.375%, 2/4/2021	$121,037
	Plains All American Pipeline, LP
273,000	5.000%, 2/1/2021	280,952
	Regency Energy Partners, LP
675,000	5.000%, 10/1/2022	696,841
	Sabine Pass Liquefaction, LLC
117,000	6.250%, 3/15/2022	126,258
117,000	5.625%, 4/15/2023	124,653
805,000	5.625%, 3/1/2025	856,940
	Sanchez Energy Corporation
110,000	6.125%, 1/15/2023[l]	79,442
	Schlumberger Holdings Corporation
160,000	3.000%, 12/21/2020[i]	159,037
	Southwestern Energy Company
635,000	7.500%, 4/1/2026[l]	652,462
	SRC Energy, Inc.
650,000	6.250%, 12/1/2025[i]	656,500
	Sunoco Logistics Partners Operations, LP
160,000	4.400%, 4/1/2021	162,888
	Sunoco, LP
235,000	5.500%, 2/15/2026[i]	226,775
355,000	5.875%, 3/15/2028[i]	344,794
	Tallgrass Energy Partners, LP
950,000	5.500%, 1/15/2028[i]	947,625
	Weatherford International, Ltd.
590,000	8.250%, 6/15/2023[l]	554,600
	Western Gas Partners, LP
120,000	4.000%, 7/1/2022	118,889
	Williams Partners, LP
250,000	4.000%, 11/15/2021	252,060

	Total	15,828,890

Financials (5.8%)
	ACE INA Holdings, Inc.
160,000	2.875%, 11/3/2022	156,852
	AIG Global Funding
242,000	2.150%, 7/2/2020[i]	236,793
	Air Lease Corporation
80,000	2.625%, 9/4/2018	80,010
235,000	2.500%, 3/1/2021	228,754
	Ally Financial, Inc.
540,000	3.750%, 11/18/2019	541,409
	American Express Credit Corporation
116,000	2.117%, (LIBOR 3M + 0.330%), 5/3/2019[b]	116,131
116,000	2.200%, 3/3/2020	114,533
160,000	3.157%, (LIBOR 3M + 1.050%), 9/14/2020[b]	162,701
	Ares Capital Corporation
248,000	3.875%, 1/15/2020	249,171
	Athene Global Funding
187,000	4.000%, 1/25/2022[i]	188,307
	Banco Bilbao Vizcaya Argentaria SA
200,000	6.125%, 11/16/2027[b,m]	193,310
	Banco Santander SA
600,000	6.375%, 5/19/2019[b,m]	608,032
200,000	3.459%, (LIBOR 3M + 1.120%), 4/12/2023[b]	201,055
	Bank of America Corporation
116,000	2.369%, 7/21/2021[b]	113,787
254,000	2.328%, 10/1/2021[b]	248,187
250,000	2.738%, 1/23/2022[b]	245,842
247,000	3.550%, 3/5/2024[b]	245,103
	Bank of Montreal
130,000	1.500%, 7/18/2019	128,015
182,000	2.100%, 6/15/2020	178,277
	Bank of New York Mellon Corporation
234,000	2.600%, 2/7/2022	228,518
	Bank of Nova Scotia
126,000	2.799%, (LIBOR 3M + 0.440%), 4/20/2021[b]	126,384
174,000	2.700%, 3/7/2022	169,546
	Barclays plc
234,000	3.200%, 8/10/2021	230,843
	BB&T Corporation
245,000	2.150%, 2/1/2021	238,816
	BNP Paribas SA
730,000	7.625%, 3/30/2021[b,i,m]	786,392
	Capital One Financial Corporation
116,000	2.500%, 5/12/2020	114,303
354,000	3.050%, 3/9/2022	346,147
	CBOE Holdings, Inc.
181,000	1.950%, 6/28/2019	178,674
	Central Fidelity Capital Trust I
310,000	3.348%, (LIBOR 3M + 1.000%), 4/15/2027[b]	298,375
	Citigroup, Inc.
234,000	2.450%, 1/10/2020	231,926
234,000	2.650%, 10/26/2020	230,763
363,000	2.350%, 8/2/2021	352,075
116,000	2.750%, 4/25/2022	112,738
125,000	3.056%, (LIBOR 3M + 0.690%), 10/27/2022[b]	125,137
244,000	3.142%, 1/24/2023[b]	239,458
	Citizens Bank NA
250,000	2.200%, 5/26/2020	244,342
	CNA Financial Corporation
185,000	5.750%, 8/15/2021	197,073
	Commonwealth Bank of Australia
232,000	2.250%, 3/10/2020[i]	228,338
	Cooperatieve Centrale Raiffeisen - Boerenleenbank BA
232,000	3.950%, 11/9/2022	230,661
	Credit Agricole SA
116,000	3.375%, 1/10/2022[i]	114,444
220,000	8.125%, 12/23/2025[b,i,m]	249,975
	Credit Suisse Group AG
588,000	7.500%, 12/11/2023[b,i,m]	637,257
	Credit Suisse Group Funding Guernsey, Ltd.
350,000	3.800%, 9/15/2022	349,899
	Credit Suisse Group Funding, Ltd.
234,000	3.125%, 12/10/2020	232,594
	DDR Corporation
195,000	4.625%, 7/15/2022	200,527
	Deutsche Bank AG
125,000	2.700%, 7/13/2020	122,578
348,000	4.250%, 10/14/2021	351,221

The accompanying Notes to Financial Statements are an integral part of this schedule.

162

OPPORTUNITY INCOME PLUS FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (46.9%)	Value
Financials (5.8%) - continued
	Deutsche Bank AG of New York
$100,000	3.950%, 2/27/2023	$98,505
	Digital Realty Trust, LP
185,000	2.750%, 2/1/2023	175,893
	Discover Bank
70,000	8.700%, 11/18/2019	75,176
247,000	3.100%, 6/4/2020	245,747
	Fifth Third Bancorp
175,000	2.600%, 6/15/2022	169,043
	Goldman Sachs Group, Inc.
188,000	7.500%, 2/15/2019	195,068
232,000	5.375%, 5/10/2020[b,m]	237,501
174,000	2.600%, 12/27/2020	171,346
234,000	5.250%, 7/27/2021	247,378
175,000	3.009%, (LIBOR 3M + 1.170%), 11/15/2021[b]	177,607
234,000	3.000%, 4/26/2022	228,635
187,000	2.876%, 10/31/2022[b]	182,326
120,000	3.075%, (LIBOR 3M + 1.050%), 6/5/2023[b]	121,313
	HCP, Inc.
139,000	3.750%, 2/1/2019	139,571
	Hospitality Properties Trust
150,000	4.250%, 2/15/2021	151,712
	HSBC Holdings plc
348,000	3.400%, 3/8/2021	348,873
234,000	6.875%, 6/1/2021[b,m]	248,040
150,000	6.375%, 9/17/2024[b,m]	153,525
	Huntington Bancshares, Inc.
200,000	3.150%, 3/14/2021	199,115
	Icahn Enterprises, LP
235,000	6.750%, 2/1/2024	240,875
325,000	6.375%, 12/15/2025	326,219
	ILFC E-Capital Trust II
965,000	4.890%, (H15T30Y + 1.800%), 12/21/2065[b,i]	928,812
	International Lease Finance Corporation
234,000	4.625%, 4/15/2021	239,660
234,000	5.875%, 8/15/2022	250,073
	Intesa Sanpaolo SPA
232,000	3.125%, 7/14/2022[i]	223,502
	J.P. Morgan Chase & Company
175,000	2.686%, (LIBOR 3M + 0.680%), 6/1/2021[b]	176,041
495,000	2.972%, 1/15/2023	482,058
174,000	2.776%, 4/25/2023[b]	169,078
231,000	3.589%, (LIBOR 3M + 1.230%), 10/24/2023[b]	236,361
	KeyCorp
223,000	2.300%, 12/13/2018	222,718
	Liberty Mutual Group, Inc.
54,000	5.000%, 6/1/2021[i]	56,149
	Lincoln National Corporation
130,000	6.250%, 2/15/2020	136,692
	Lloyds Bank plc
250,000	12.000%, 12/16/2024[b,i,m]	317,107
	Lloyds Banking Group plc
250,000	6.657%, 5/21/2037[b,i,m]	270,625
	Macquarie Bank, Ltd.
200,000	6.125%, 3/8/2027[b,i,m]	192,500
	Mitsubishi UFJ Financial Group, Inc.
117,000	2.998%, 2/22/2022	115,070
250,000	3.455%, 3/2/2023	248,071
	Morgan Stanley
234,000	2.800%, 6/16/2020	232,355
232,000	5.500%, 7/28/2021	246,500
231,000	3.539%, (LIBOR 3M + 1.180%), 1/20/2022[b]	234,484
116,000	2.750%, 5/19/2022	112,503
150,000	4.875%, 11/1/2022	155,682
250,000	3.125%, 1/23/2023	244,244
	MPT Operating Partnership, LP
550,000	5.500%, 5/1/2024	556,875
	National City Corporation
140,000	6.875%, 5/15/2019	145,757
	New York Life Global Funding
160,000	1.550%, 11/2/2018[i]	159,317
	Nomura Holdings, Inc.
135,000	2.750%, 3/19/2019	134,940
	Park Aerospace Holdings, Ltd.
310,000	5.500%, 2/15/2024[i]	301,087
	PNC Bank NA
234,000	2.450%, 11/5/2020	230,007
	Quicken Loans, Inc.
830,000	5.750%, 5/1/2025[i]	813,400
	Realty Income Corporation
174,000	5.750%, 1/15/2021	183,620
	Regions Bank
250,000	7.500%, 5/15/2018	250,439
	Regions Financial Corporation
135,000	3.200%, 2/8/2021	134,393
	Reinsurance Group of America, Inc.
175,000	4.700%, 9/15/2023	180,048
	Royal Bank of Canada
232,000	2.125%, 3/2/2020	228,189
	Royal Bank of Scotland Group plc
650,000	7.500%, 8/10/2020[b,m]	682,662
174,000	8.625%, 8/15/2021[b,m]	190,530
638,000	7.648%, 9/30/2031[b,m]	800,690
	Santander UK Group Holdings plc
253,000	2.875%, 8/5/2021	247,386
	Simon Property Group, LP
160,000	2.500%, 9/1/2020	157,844
225,000	2.500%, 7/15/2021	219,230
	Societe Generale SA
200,000	8.000%, 9/29/2025[b,i,m]	221,500
	Standard Chartered plc
35,000	2.100%, 8/19/2019[i]	34,517
	State Street Capital Trust IV
1,240,000	3.125%, (LIBOR 3M + 1.000%), 6/15/2047[b]	1,124,060
	State Street Corporation
160,000	2.785%, (LIBOR 3M + 0.900%), 8/18/2020[b]	162,708
	Sumitomo Mitsui Financial Group, Inc.
232,000	2.934%, 3/9/2021	229,800
116,000	2.784%, 7/12/2022	112,473
	Sumitomo Mitsui Trust Bank, Ltd.
250,000	2.050%, 3/6/2019[i]	248,491

The accompanying Notes to Financial Statements are an integral part of this schedule.

163

OPPORTUNITY INCOME PLUS FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (46.9%)	Value
Financials (5.8%) - continued
	SunTrust Banks, Inc.
$125,000	2.900%, 3/3/2021	$123,713
	Synchrony Financial
118,000	3.000%, 8/15/2019	117,730
75,000	3.017%, (LIBOR 3M + 1.230%), 2/3/2020[b]	75,916
	Toronto-Dominion Bank
150,000	3.202%, (LIBOR 3M + 0.840%), 1/22/2019[b]	150,774
160,000	3.037%, (LIBOR 3M + 0.930%), 12/14/2020[b]	162,722
	UBS Group Funding Jersey, Ltd.
232,000	3.000%, 4/15/2021[i]	228,901
	UnitedHealth Group, Inc.
160,000	3.350%, 7/15/2022	160,170
	USB Realty Corporation
525,000	3.495%, (LIBOR 3M + 1.147%), 1/15/2022[b,i,m]	473,812
	Vantiv, LLC
660,000	4.375%, 11/15/2025[i]	630,300
	Ventas Realty, LP
126,000	3.100%, 1/15/2023	122,418
	Wachovia Capital Trust II
100,000	2.848%, (LIBOR 3M + 0.500%), 1/15/2027[b]	94,000
	Wells Fargo & Company
120,000	2.100%, 7/26/2021	115,281
122,000	2.625%, 7/22/2022	117,186
231,000	3.469%, (LIBOR 3M + 1.110%), 1/24/2023[b]	234,239
200,000	3.589%, (LIBOR 3M + 1.230%), 10/31/2023[b]	204,307
	Welltower, Inc.
174,000	4.950%, 1/15/2021	179,986
	Westpac Banking Corporation
195,000	2.735%, (LIBOR 3M + 0.850%), 8/19/2021[b]	197,741

	Total	32,168,185

Mortgage-Backed Securities (11.9%)
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
7,075,000	4.000%, 5/1/2048[e]	7,204,339
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
3,300,000	3.500%, 5/1/2030[e]	3,337,640
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
12,200,000	3.000%, 5/1/2048[e]	11,757,750
19,000,000	3.500%, 5/1/2048[e]	18,851,563
13,737,500	4.000%, 5/1/2048[e]	13,984,346
9,925,000	4.500%, 5/1/2048[e]	10,331,305

	Total	65,466,943

	Iron Mountain, Inc.
235,000	4.875%, 9/15/2027[i]	221,194

	Total	221,194

Technology (1.6%)
	Alliance Data Systems Corporation
440,000	5.375%, 8/1/2022[i]	442,200
	Apple, Inc.
232,000	2.850%, 5/6/2021	231,217
232,000	2.161%, (LIBOR 3M + 0.350%), 5/11/2022[b]	233,960
240,000	2.400%, 1/13/2023	230,847
	Baidu, Inc.
122,000	3.000%, 6/30/2020	120,719
	Broadcom Corporation
247,000	2.650%, 1/15/2023	233,734
250,000	3.625%, 1/15/2024	242,792
	CDK Global, Inc.
320,000	4.875%, 6/1/2027	307,200
	CommScope Technologies Finance, LLC
690,000	6.000%, 6/15/2025[i]	710,700
	Diamond 1 Finance Corporation
125,000	3.480%, 6/1/2019[i]	125,278
234,000	5.450%, 6/15/2023[i]	246,048
	Equinix, Inc.
540,000	5.750%, 1/1/2025	560,250
	Fidelity National Information Services, Inc.
90,000	3.625%, 10/15/2020	90,900
195,000	2.250%, 8/15/2021	188,001
	Harland Clarke Holdings Corporation
610,000	8.375%, 8/15/2022[i]	623,725
	Hewlett Packard Enterprise Company
283,000	3.600%, 10/15/2020	285,015
	Intel Corporation
120,000	1.700%, 5/19/2021	115,624
160,000	3.100%, 7/29/2022	159,692
	Iron Mountain, Inc.
360,079	6.000%, 8/15/2023	370,881
	Microsoft Corporation
234,000	2.400%, 2/6/2022	228,720
	NetApp, Inc.
185,000	2.000%, 9/27/2019	182,564
	NXP BV
415,000	3.875%, 9/1/2022[i]	406,700
	Oracle Corporation
170,000	2.500%, 5/15/2022	165,891
	Seagate HDD Cayman
330,000	4.750%, 1/1/2025	319,927
	Sensata Technologies BV
765,000	4.875%, 10/15/2023[i]	767,869
	Texas Instruments, Inc.
170,000	1.750%, 5/1/2020	166,566
	VMware, Inc.
125,000	2.300%, 8/21/2020	121,663
	Western Digital Corporation
930,000	4.750%, 2/15/2026	916,631

	Total	8,795,314

The accompanying Notes to Financial Statements are an integral part of this schedule.

164

OPPORTUNITY INCOME PLUS FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (46.9%)	Value
Transportation (0.4%)
	Air Canada Pass Through Trust
$53,061	3.875%, 3/15/2023[i]	$52,021
	American Airlines Pass Through Trust
97,704	4.950%, 1/15/2023	100,801
	Avis Budget Car Rental, LLC
290,000	5.125%, 6/1/2022[i]	288,550
	Delta Air Lines, Inc.
174,000	2.875%, 3/13/2020	173,098
74,834	4.950%, 11/23/2020	75,657
	J.B. Hunt Transport Services, Inc.
160,000	3.300%, 8/15/2022	158,263
	United Airlines Pass Through Trust
160,000	3.700%, 12/1/2022	158,928
	United Continental Holdings, Inc.
640,000	4.250%, 10/1/2022	623,360
	XPO Logistics, Inc.
500,000	6.500%, 6/15/2022[i]	516,250

	Total	2,146,928

Utilities (1.2%)
	Alabama Power Company
117,000	2.450%, 3/30/2022	113,431
	Ameren Corporation
160,000	2.700%, 11/15/2020	157,799
	Arizona Public Service Company
95,000	2.200%, 1/15/2020	93,786
	Berkshire Hathaway Energy Company
240,000	2.400%, 2/1/2020	238,029
	Calpine Corporation
315,000	5.375%, 1/15/2023[l]	302,006
	CenterPoint Energy, Inc.
120,000	2.500%, 9/1/2022	114,965
	Consolidated Edison, Inc.
117,000	2.000%, 3/15/2020	114,717
	Dominion Energy, Inc.
232,000	2.579%, 7/1/2020	228,409
	DTE Energy Company
242,000	2.400%, 12/1/2019	238,699
	Duke Energy Corporation
250,000	2.400%, 8/15/2022	238,415
	Dynegy, Inc.
775,000	7.375%, 11/1/2022	816,656
	Edison International
116,000	2.125%, 4/15/2020	113,723
	Emera U.S. Finance, LP
135,000	2.150%, 6/15/2019	133,551
	Eversource Energy
127,000	2.500%, 3/15/2021	124,564
	Exelon Generation Company, LLC
138,000	5.200%, 10/1/2019	141,363
175,000	2.950%, 1/15/2020	174,365
	FirstEnergy Corporation
184,000	2.850%, 7/15/2022	177,188
	Fortis, Inc.
160,000	2.100%, 10/4/2021	152,735
	NextEra Energy Capital Holdings, Inc.
125,000	2.300%, 4/1/2019	124,500
	NextEra Energy Partners, LP
620,000	4.250%, 9/15/2024[i]	598,300
	Pinnacle West Capital Corporation
120,000	2.250%, 11/30/2020	116,918
	PPL Capital Funding, Inc.
175,000	3.500%, 12/1/2022	174,315
	PSEG Power, LLC
143,000	3.000%, 6/15/2021	141,745
	Sempra Energy
244,000	6.150%, 6/15/2018	245,073
75,000	2.400%, 3/15/2020	73,996
	Southern California Edison Company
55,000	2.400%, 2/1/2022	53,220
	Southern Company
100,000	1.850%, 7/1/2019	98,730
116,000	2.350%, 7/1/2021	112,629
	TerraForm Power Operating, LLC
695,000	5.000%, 1/31/2028[i]	650,694
	TransCanada Trust
600,000	5.875%, 8/15/2076[b]	618,000

	Total	6,682,521

	Total Long-Term Fixed Income (cost $257,869,969)	258,273,253

Shares	Registered Investment Companies (16.6%)	Value
Affiliated Fixed Income Holdings (14.3%)
8,356,104	Thrivent Core Emerging Markets Debt Fund	78,547,373

	Total	78,547,373

Equity Funds/Exchange Traded Funds (0.2%)
34,500	AllianzGI NFJ Dividend Interest & Premium Strategy Fund	440,220
41,015	BlackRock Resources & Commodities Strategy Trust	391,283

	Total	831,503

Fixed Income Funds/Exchange Traded Funds (2.1%)
184,069	Aberdeen Asia-Pacific Income Fund, Inc.	841,195
171,926	MFS Intermediate Income Trust	672,231
175,500	PowerShares Senior Loan Portfolio	4,055,805
17,000	PowerShares Zacks Multi-Asset Income Portfolio	371,280
141,898	Templeton Global Income Fund	915,242
39,445	Vanguard Short-Term Corporate Bond ETF	3,083,021
69,865	Western Asset Emerging Markets Debt Fund, Inc.	987,891
107,834	Western Asset High Income Opportunity Fund, Inc.	522,995

	Total	11,449,660

	Total Registered Investment Companies (cost $93,538,962)	90,828,536

Shares	Preferred Stock (1.4%)	Value
Consumer Staples (0.1%)
14,320	CHS, Inc., 7.100%[b,m]	392,368

	Total	392,368

The accompanying Notes to Financial Statements are an integral part of this schedule.

165

OPPORTUNITY INCOME PLUS FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Shares	Preferred Stock (1.4%)	Value
Energy (0.2%)
27,500	Crestwood Equity Partners, LP, 9.250%[c,m,n]	$261,250
31,750	NuStar Logistics, LP, 9.082%[b]	800,100

	Total	1,061,350

Financials (1.1%)
7,320	Agribank FCB, 6.875%[b,m]	790,560
28,995	Citigroup, Inc., 6.875%[b,m]	797,942
5,700	CoBank ACB, 6.250%[b,m]	601,350
19,000	Countrywide Capital V, 7.000%	488,680
850	First Tennessee Bank NA, 3.750%[b,i,m]	663,000
14,700	GMAC Capital Trust I, 7.624%[b]	390,873
12,100	Goldman Sachs Group, Inc., 5.500%[b,m]	310,970
14,300	Morgan Stanley, 7.125%[b,m]	402,402
19,266	U.S. Bancorp, 6.500%[b,m]	531,742
889	Wells Fargo & Company, Convertible, 7.500%[m]	1,138,462

	Total	6,115,981

	Total Preferred Stock (cost $7,320,097)	7,569,699

Shares	Common Stock (0.7%)	Value
Energy (0.1%)
12,424	Contura Energy, Inc.	831,787

	Total	831,787

Financials (0.3%)
144,591	Apollo Investment Corporation	776,453
66,117	Ares Capital Corporation	1,060,517

	Total	1,836,970

Materials (0.2%)
48,119	Verso Corporation[n]	869,029

	Total	869,029

Utilities (0.1%)
3,174	Alpha Natural Resources Holdings, Inc.[n]	80,937
11,942	ANR, Inc.[n]	302,491

	Total	383,428

	Total Common Stock (cost $2,625,063)	3,921,214

Shares	Collateral Held for Securities Loaned (0.7%)	Value
3,721,888	Thrivent Cash Management Trust	3,721,888

	Total Collateral Held for Securities Loaned (cost $3,721,888)	3,721,888

Shares or Principal Amount	Short-Term Investments (16.5%)	Value
	Federal Home Loan Bank Discount Notes
300,000	1.715%, 7/5/2018[o,p]	299,004
400,000	1.800%, 7/18/2018[o,p]	398,405
	Thrivent Core Short-Term Reserve Fund
8,988,178	2.120%	89,881,784
	U.S. Treasury Bills
265,000	1.509%, 5/3/2018[o,q]	264,977

	Total Short-Term Investments (cost $90,844,273)	90,844,170

	Total Investments (cost $631,623,403) 114.5%	$629,453,930

	Other Assets and Liabilities, Net (14.5%)	(79,729,813)

	Total Net Assets 100.0%	$549,724,117

The accompanying Notes to Financial Statements are an integral part of this schedule.

166

OPPORTUNITY INCOME PLUS FUND

Schedule of Investments as of April 30, 2018

(unaudited)

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b

Denotes variable rate securities. The rate shown is as of April 30, 2018. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

c	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
d	All or a portion of the loan is unfunded.
e	Denotes investments purchased on a when-issued or delayed delivery basis.
f

Denotes payment-in-kind security. The security paid an interest or dividend payment with additional fixed income or equity securities in lieu of, or in addition to a cash payment. The cash rate and/or payment-in-kind rate shown are as of April 30, 2018.

g	Defaulted security. Interest is not being accrued.
h	In bankruptcy. Interest is not being accrued.
i

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of April 30, 2018, the value of these investments was $53,278,717 or 9.7% of total net assets.

j	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of April 30, 2018.
k	All or a portion of the security is insured or guaranteed.
l	All or a portion of the security is on loan.
m	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
n	Non-income producing security.
o	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
p	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
q	At April 30, 2018, $139,988 of investments were segregated to cover exposure to a counterparty for margin on open mortgage-backed security transactions.
*

Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Opportunity Income Plus Fund as of April 30, 2018 was $21,168,893 or 3.9% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of April 30, 2018.

Security	Acquisition Date	Cost
AJAX Mortgage Loan Trust, 4/25/2057	5/19/2017	$735,798
Angel Oak Mortgage Trust, 11/25/2045	12/10/2015	69,009
Apidos CLO XVIII, 7/22/2026	4/4/2017	575,000
BlueMountain CLO, Ltd., 10/15/2026	4/10/2017	1,275,303
CIM Trust, 9/25/2057	4/23/2018	1,281,560
CLUB Credit Trust, 4/17/2023	6/14/2017	749,996
College Ave Student Loans, LLC, 11/26/2046	7/11/2017	801,823
COLT Mortgage Loan Trust, 9/25/2046	9/9/2016	256,196
Digicel, Ltd., 4/15/2021	8/19/2013	775,321
Foundation Finance Trust, 7/15/2033	12/6/2017	1,007,795
GCAT, LLC, 3/25/2047	3/22/2017	250,676
Madison Park Funding XIV, Ltd., 7/20/2026	4/13/2017	1,250,000
Mariner Finance Issuance Trust, 2/20/2029	2/16/2017	899,822
NRZ Advance Receivables Trust Advance Receivables Backed, 6/15/2049	6/23/2016	499,999
Oak Hill Advisors Residential Loan Trust, 6/25/2057	8/8/2017	959,177
Octagon Investment Partners XX, Ltd., 8/12/2026	4/21/2017	850,000
Preston Ridge Partners Mortgage Trust, LLC, 9/25/2022	9/27/2017	691,610
Preston Ridge Partners Mortgage Trust, LLC, 1/25/2022	1/24/2017	425,325
Preston Ridge Partners Mortgage Trust, LLC, 4/25/2023	4/26/2018	696,823
Pretium Mortgage Credit Partners, LLC, 4/29/2032	3/31/2017	696,542
Radnor RE, Ltd., 3/25/2028	3/13/2018	1,000,000
RCO 2017-INV1 Trust, 11/25/2052	11/6/2017	1,143,574
Spirit Master Funding, LLC, 12/20/2047	1/23/2018	1,650,458
Sunset Mortgage Loan Company, LLC, 9/18/2045	10/2/2015	156,534
Sunset Mortgage Loan Company, LLC, 7/16/2047	7/27/2016	115,553
Upstart Securitization Trust, 6/20/2024	6/13/2017	465,799
Voya CLO 4, Ltd., 10/14/2026	6/16/2017	1,050,000
Wachovia Asset Securitization, Inc., 7/25/2037	3/16/2007	960,178

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Opportunity Income Plus Fund as of April 30, 2018:

Securities Lending Transactions

Taxable Debt Security	$3,576,029

Total lending	$3,576,029
Gross amount payable upon return of collateral for securities loaned	$3,721,888

Net amounts due to counterparty	$145,859

Definitions:

ETF -	Exchange Traded Fund
PIK -	Payment-In-Kind
Ser. -	Series

Reference Rate Index:

12 MTA	-	12 Month Treasury Average
H15T30Y	-	U. S. Treasury Yield Curve Rate Treasury Note Constant Maturity 30 Year
LIBOR 1W	-	ICE Libor USD Rate 1 Week
LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 2M	-	ICE Libor USD Rate 2 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month
PRIME	-	Federal Reserve Prime Loan Rate

The accompanying Notes to Financial Statements are an integral part of this schedule.

167

PARTNER WORLDWIDE ALLOCATION FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Shares	Common Stock (87.5%)	Value
Australia (4.2%)
9,892	ALS, Ltd.	$57,729
42,471	Altium, Ltd.	644,977
42,266	Ansell, Ltd.	825,789
100,043	Aristocrat Leisure, Ltd.	2,006,914
243,703	Australia & New Zealand Banking Group, Ltd.	4,898,952
82,030	Australian Pharmaceutical Industries, Ltd.	83,297
543,075	Beach Energy, Ltd.	640,502
69,717	BHP Billiton, Ltd.	1,626,440
27,351	Carsales.com, Ltd.	293,567
20,638	Charter Hall Group	91,339
29,737	CSL, Ltd.	3,808,972
589,099	CSR, Ltd.	2,485,630
7,529	Estia Health, Ltd.	20,066
75,741	FlexiGroup, Ltd.	117,112
984	IDP Education, Ltd.	5,689
107,202	Iluka Resources, Ltd.	941,110
194,542	Investa Office Fund	640,808
6,432	IOOF Holdings, Ltd.	43,195
11,222	JB Hi-Fi, Ltd.	216,355
25,270	Macquarie Group, Ltd.	2,057,939
18,764	McMillan Shakespeare, Ltd.	237,092
764,766	Medibank Private, Ltd.	1,680,765
1,064,194	Metcash, Ltd.	2,872,368
26,448	Mineral Resources, Ltd.	354,163
817,780	Mirvac Group	1,372,378
1,805	Monadelphous Group, Ltd.	21,831
122,503	Nine Entertainment Company Holdings, Ltd.	216,931
37,507	OZ Minerals, Ltd.	258,834
109,144	Primary Health Care, Ltd.	311,161
37,104	Regis Resources, Ltd.	130,934
28,411	Rio Tinto, Ltd.	1,690,852
124,150	Sandfire Resources NL	734,762
103,035	Sigma Healthcare, Ltd.	59,871
70,162	Sims Metal Management, Ltd.	847,955
47,118	Smartgroup Corporation, Ltd.	383,878
721,199	South32, Ltd.	2,001,336
3,236	St Barbara, Ltd.	10,324
176,404	Star Entertainment Group, Ltd.	698,078
169,119	Treasury Wine Estates, Ltd.	2,415,687
3,211	Virtus Health, Ltd.	13,618
372,280	Vita Group, Ltd.	302,794
298,965	Whitehaven Coal, Ltd.	1,030,906

	Total	39,152,900

Austria (0.9%)
32,719	Erste Group Bank AG	1,600,011
1,635	FACC AGa	40,132
76,023	OMV AG	4,708,484
1,488	Osterreichische Post AG	71,459
43,581	Raiffeisen Bank International AGa	1,471,121
5,893	S IMMO AG	116,709
27,938	UNIQA Insurance Group AG	334,540

	Total	8,342,456

Belgium (0.5%)
7,745	Anheuser-Busch InBev NV	769,338
1,373	Barco NV	177,365
7,383	bpost SA	161,998
1,796	Compagnie d’ Entreprises CFE	226,428
1,571	Gimv NV	94,135
6,275	KBC Ancora	379,061
4,629	Melexis NV	440,489
3,312	NV Bekaert SA	139,119
5,232	SA D’Ieteren NV	222,778
17,210	Solvay SA	2,393,399
201	Tessenderlo Group[a]	8,426
300	Warehouses De Pauw CVA	36,899
300	Warehouses De Pauw CVA Rights[b]	127

	Total	5,049,562

Bermuda (<0.1%)
17,484	BW Offshore, Ltd.[a]	95,241
4,000	Johnson Electric Holdings, Ltd.	13,926

	Total	109,167

Brazil (1.7%)
351,400	Ambev SA	2,339,189
422,646	Banco Bradesco SA ADR	4,141,934
133,408	BRF SAa	946,332
208,700	Lojas Renner SA	1,936,158
77,666	Multiplan Empreendimentos Imobiliarios SA	1,466,990
111,190	Ultrapar Participacoes SA	1,927,225
224,696	Vale SA ADR	3,109,793

	Total	15,867,621

Canada (2.5%)
40,600	Alimentation Couche-Tard, Inc.	1,755,291
73,068	CAE, Inc.	1,381,176
42,748	Canadian National Railway Company	3,301,779
9,755	CI Financial Corporation	205,289
27,545	Dollarama, Inc.	3,170,802
60,599	Empire Company, Ltd.	1,171,910
55,480	Finning International, Inc.	1,399,585
18,790	Genworth MI Canada, Inc.[c]	607,333
20,643	Gluskin Sheff + Associates, Inc.	249,687
1,194	Magna International, Inc.	70,446
59,546	Manulife Financial Corporation	1,123,719
18,932	Premium Brands Holdings Corporation	1,778,409
59,935	Stars Group, Inc.[a]	1,864,406
68,833	Teck Resources, Ltd.	1,727,861
52,200	Transcanada Corporation	2,213,301
79,071	Transcontinental, Inc.	1,665,236

	Total	23,686,230

Cayman Islands (1.4%)
594,000	China Resources Land, Ltd.	2,230,903
156,500	Tencent Holdings, Ltd.	7,693,998
1,877,830	WH Group, Ltd.[d]	1,944,072
352,400	Wynn Macau, Ltd.	1,302,245
16,000	Xinyi Glass Holdings Company, Ltd.	23,002

	Total	13,194,220

Chile (0.3%)
50,646	Banco Santander Chile SA ADR	1,672,837
150,675	S.A.C.I. Falabella	1,457,879

	Total	3,130,716

China (1.3%)
211,398	China International Travel Service Corporation, Ltd.	1,725,052
340,297	Hangzhou Hikvision Digital Technology Company, Ltd.	2,057,354
23,395	Kweichow Moutai Company, Ltd.	2,431,626

The accompanying Notes to Financial Statements are an integral part of this schedule.

168

PARTNER WORLDWIDE ALLOCATION FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Shares	Common Stock (87.5%)	Value
China (1.3%) - continued
220,900	Midea Group Company, Ltd.	$1,792,741
229,000	Ping An Insurance Company of China, Ltd.	2,237,651
262,682	Shanghai International Airport Company, Ltd.	2,059,354

	Total	12,303,778

Denmark (1.4%)
1,495	Alm Brand A/S	15,800
32,405	Danske Bank AS	1,127,763
43,539	GN Store Nord AS	1,529,699
21,153	Jyske Bank AS	1,266,633
128,506	Novo Nordisk AS	6,043,373
1,333	Per Aarsleff Holding AS	50,017
5,574	Rockwool International AS	1,680,487
7,880	Royal Unibrew AS	521,736
12,693	Spar Nord Bank AS	144,964
30,090	Sydbank AS	1,112,373

	Total	13,492,845

Faroe Islands (0.1%)
11,900	Bakkafrost PF	682,789

	Total	682,789

Finland (1.1%)
12,634	Amer Sports Oyj[a]	386,464
11,098	Cramo Oyj	260,534
30,480	Finnair Oyj	415,462
36,794	Metsa Board Oyj	412,251
12,930	Raisio Oyj	55,040
23,890	Ramirent Oyj	207,651
866	Tieto Oyj	31,020
221,482	UPM-Kymmene Oyj	7,902,824
36,469	Valmet Oyj	691,311

	Total	10,362,557

France (5.3%)
3,286	Alten SA	326,393
17,996	Amundi SAd	1,530,464
12,583	AtoS	1,698,704
167,788	AXA SA	4,798,504
7,655	Beneteau SA	172,973
46,824	BNP Paribas SA	3,614,777
24,206	Capgemini SA	3,329,915
10,984	Cie Generale des Etablissements Michelin	1,544,600
33,534	CNP Assurances[a]	858,930
13,104	Eiffage SA	1,559,789
2,786	Eurofins Scientific SE	1,502,759
37,357	Eutelsat Communications	809,040
6,052	Ipsos SA	230,405
3,985	Jacquet Metal Service	153,844
2,659	Kaufman & Broad SA	140,081
7,284	Kering SA	4,213,763
7,031	Legrand SA	547,645
14,358	LVMH Moet Hennessy Louis Vuitton SE	4,996,751
27,390	Metropole Television SA	674,364
10,725	Neopost SA	289,395
11,692	Nexity SA	731,103
50,895	Peugeot SA	1,253,216
402	Rubis SCA	31,278
30,575	Safran SA	3,586,142
12,909	Schneider Electric SEa	1,170,128
501	Sopra Group SA	$106,942
90,878	Total SA	5,711,833
24,893	UbiSoft Entertainment SAa	2,378,474
16,994	Vinci SA	1,699,120

	Total	49,661,332

Germany (5.6%)
24,435	Allianz SE	5,779,453
3,305	Amadeus Fire AG	362,203
15,324	Aurubis AG	1,369,417
93,728	BASF SE	9,751,773
37,239	Bayer AG	4,450,784
6,148	CANCOM SE	720,550
18,822	Covestro AGd	1,710,256
4,881	CTS Eventim AG & Company KGaA	228,266
2,227	Deutsche Beteiligungs AG	98,929
44,451	Deutsche Pfandbriefbank AGd	719,047
66,287	Deutsche Post AG	2,877,147
53,791	Deutz AG	519,678
57,889	Evonik Industries AG	2,056,804
42,871	Freenet AG	1,360,890
15,614	Gerresheimer AG	1,270,122
2,785	Hamburger Hafen und Logistik AG	66,875
19,717	Hannover Rueckversicherung SE	2,769,163
17,590	Hugo Boss AG	1,648,986
42,338	Infineon Technologies AG	1,084,093
1,316	Isra Vision AG	289,797
15,569	Jenoptik AG	564,817
23,949	Kloeckner & Company SE	291,918
10,641	Leoni AG	666,416
2,353	MorphoSys AGa	243,025
4,383	Nemetschek SE	525,245
1,006	Pfeiffer Vacuum Technology AG	148,837
22,753	ProSiebenSat.1 Media AG	825,434
23,384	Rheinmetall AG	3,055,848
3,261	SAF-Holland SA	60,720
10,696	SAP SE	1,188,385
1,832	Siltronic AG	293,352
14,425	Software AG	709,110
32,135	TAG Immobilien AG	679,074
5,999	Takkt AG	123,916
7,202	Wacker Chemie AG	1,294,216
6,487	Wacker Neuson SE	208,691
16,442	Wirecard AG	2,224,616
662	XING AG	205,200

	Total	52,443,053

Hong Kong (2.2%)
394,000	AIA Group, Ltd.	3,521,257
88,000	Champion REIT	62,169
290,500	China Mobile, Ltd.	2,767,447
68,000	CITIC Telecom International Holdings, Ltd.	20,030
199,633	CK Asset Holdings, Ltd.	1,723,425
224,000	Giordano International, Ltd.	136,881
8,000	Great Eagle Holdings, Ltd.	40,410
901,000	Haitong International Securities Group, Ltd.	525,227
619,000	Hang Lung Group, Ltd.	1,869,697
61,106	Hong Kong Exchanges and Clearing, Ltd.	1,979,501
314,000	Luk Fook Holdings International, Ltd.	1,312,438
807,000	Melco International Development, Ltd.	2,987,788
154,000	Shun Tak Holdings, Ltd.	63,381

The accompanying Notes to Financial Statements are an integral part of this schedule.

169

PARTNER WORLDWIDE ALLOCATION FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Shares	Common Stock (87.5%)	Value
Hong Kong (2.2%) - continued
225,000	Sun Hung Kai Properties, Ltd.	$3,623,500
27,000	Sunlight Real Estate Investment Trust	18,272

	Total	20,651,423

Hungary (0.1%)
55,410	Richter Gedeon Nyrt	1,118,870

	Total	1,118,870

India (2.0%)
90,300	Aditya Birla Capital, Ltd.[a]	214,963
47,500	Grasim Industries, Ltd.	775,207
31,389	Hero Motocorp, Ltd.	1,750,161
93,400	Hindustan Unilever, Ltd.	2,103,694
163,362	Housing Development Finance Corporation	4,600,536
584,394	ITC, Ltd.	2,458,181
87,270	Kotak Mahindra Bank, Ltd.	1,579,538
43,918	Tata Consultancy Services, Ltd.	2,318,285
48,428	Ultra Tech Cement, Ltd.	2,971,867

	Total	18,772,432

Indonesia (0.6%)
5,430,200	Astra International Tbk PT	2,779,323
1,071,600	Indocement Tunggal Prakarsa Tbk PT	1,356,122
1,216,400	PT Bank Central Asia Tbk	1,923,472

	Total	6,058,917

Ireland (0.2%)
126,820	UDG Healthcare plc	1,593,365

	Total	1,593,365

Israel (0.1%)
10,800	Bank Hapoalim, Ltd.	73,758
215,466	El Al Israel Airlines, Ltd.	61,817
3,829	First International Bank of Israel, Ltd.	78,932
97,614	Israel Discount Bank, Ltd.[a]	270,285
23,509	Shufersal, Ltd.	134,579

	Total	619,371

Italy (2.6%)
108,241	Anima Holding SPA[d]	776,622
42,941	Assicurazioni Generali SPA	866,504
12,457	ASTM SPA	342,538
20,368	Banca Popolare Di Sondrio SCRL	96,228
474,742	Banco BPM SPA[a]	1,722,051
61,634	Beni Stabili SPA	58,365
5,980	Biesse SPA	314,983
31,145	DiaSorin SPA	2,934,657
107,240	Enav SPA[d]	584,540
223,754	Enel SPA	1,419,431
1,504	ERG SPA	36,033
6,596	Geox SPA	22,185
1,038	Interpump Group SPA	32,974
1,528	Italmobiliare SPA	41,425
6,287	La Doria SPA	91,678
44,171	Maire Tecnimont SPA	224,499
195,596	Mediobanca SPA	2,370,135
65,554	Moncler SPA	2,954,639
62,707	OVS SPA[d]	266,339
331,459	Piaggio & C. SPA	869,537
46,878	Prysmian SPA	1,378,072
35,702	Recordati SPA	1,273,511
2,770	Reply SPA	175,068
900,071	Saras SPA	2,148,091
47,019	Societa Cattolica di Assicurazioni SCRL	500,606
81,412	Societa Iniziative Autostradali e Servizi SPA	1,724,551
2,507	Technogym S.p.A.[d]	30,413
256,380	Terna Rete Elettrica Nazionale SPA	1,538,772
165	TOD’S SPA	12,741

	Total	24,807,188

Japan (19.5%)
8,900	Adastria Holdings Company, Ltd.	154,399
21,500	Adeka Corporation	381,786
46,700	Aichi Corporation	332,164
7,000	Aisan Industry Company, Ltd.	72,222
29,400	Aisin Seiki Company, Ltd.	1,592,743
34,800	All Nippon Airways Company, Ltd.	1,377,527
4,400	Alpen Company, Ltd.	96,599
26,800	AOKI Holdings, Inc.	411,195
17,300	Aoyama Trading Company, Ltd.	666,296
7,200	Aozora Bank, Ltd.	290,460
8,000	Arcland Sakamoto Company, Ltd.	126,218
62,300	Arcs Company, Ltd.	1,706,636
15,400	Asahi Diamond Industrial Company, Ltd.	147,514
8,100	ASKA Pharmaceutical Company, Ltd.	123,370
113,400	Astellas Pharmaceutical, Inc.	1,658,615
8,000	Ateam, Inc.	166,291
8,100	Autobacs Seven Company, Ltd.	152,906
53,700	Brother Industries, Ltd.	1,151,842
19,500	Canon Electronics, Inc.	453,567
67,600	Canon, Inc.	2,325,385
4,600	Cawachi, Ltd.	106,954
41,800	Chiyoda Company, Ltd.	1,004,724
2,300	Chiyoda Integre Company, Ltd.	52,829
13,500	Citizen Watch Company, Ltd.	100,586
22,700	Coca-Cola Bottlers Japan, Inc.	976,315
4,900	Cocokara Fine, Inc.	354,393
4,800	Cookpad, Inc.	27,913
4,000	Daiho Corporation	24,339
1,800	Daiichi Jitsugyo Company, Ltd.	55,009
10,500	Daiichikosho Company, Ltd.	550,903
1,500	Dainichiseika Color & Chemicals Manufacturing Company, Ltd.	61,436
2,200	Daishi Bank, Ltd.	98,652
2,900	DCM Holdings Company, Ltd.	28,856
16,100	Doutor Nichires Holdings Company, Ltd.	336,603
48,200	DTS Corporation	1,746,868
1,900	DUSKIN Company, Ltd.	47,899
29,500	Ebara Corporation	1,126,767
39,400	EDION Corporation	461,824
4,400	Eiken Chemical Company, Ltd.	103,856
6,100	EN-Japan, Inc.	285,163
11,500	EPS Holdings, Inc.	234,295
18,100	Fancl Corporation	710,292
8,400	Fields Corporation	91,395
56,000	Financial Products Group Company, Ltd.	713,032
11,400	Foster Electric Company, Ltd.	267,060
19,600	Fuji Machine Manufacturing Company, Ltd.	351,768
14,300	Fuji Oil Holdings, Inc.	458,413
7,500	Fuji Soft, Inc.	290,486
5,400	Fujibo Holdings, Inc.	208,440
1,900	Geo Holdings Corporation	31,049

The accompanying Notes to Financial Statements are an integral part of this schedule.

170

PARTNER WORLDWIDE ALLOCATION FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Shares	Common Stock (87.5%)	Value
Japan (19.5%) - continued
11,700	Goldcrest Company, Ltd.	$248,525
109,800	Gree, Inc.	606,680
2,900	Gunma Bank, Ltd.	16,925
2,500	H2O Retailing Corporation	47,044
115,800	Haseko Corporation	1,821,489
169	Heiwa Real Estate REIT, Inc.	161,695
2,400	Hitachi Capital Corporation	64,132
31,400	Hitachi Chemical Company, Ltd.	688,721
3,600	Hitachi Zosen Corporation	19,543
355,000	Hitachi, Ltd.	2,590,988
5,200	Hogy Medical Company, Ltd.	216,821
68,500	Hokuetsu Kishu Paper Company, Ltd.	426,790
319,000	Honda Motor Company, Ltd.	10,969,121
3,800	Horiba, Ltd.	276,078
16,100	Hoya Corporation	860,140
30	Ichigo Real Estate Investment Corporation	22,254
19,600	Ichiyoshi Securities Co., Ltd.	239,852
10,000	INES Corporation	107,293
1,074	Invesco Office J-Reit, Inc.	135,709
61,300	Isuzu Motors, Ltd.	935,701
81,300	ITOCHU Corporation	1,625,872
2,400	Itochu Enex Company, Ltd.	23,540
15,500	JAFCO Company, Ltd.	679,800
31,200	Japan Airlines Company, Ltd.	1,231,291
36,000	Japan Aviation Electronics Industry, Ltd.	613,216
250	Japan Rental Housing Investments, Inc.	194,461
146,800	Japan Tobacco, Inc.	3,946,160
114,100	JVC Kenwood Corporation	397,498
10,400	Kabu.com Securities Company, Ltd.	37,787
162,000	Kajima Corporation	1,560,722
300	Kaken Pharmaceutical Company, Ltd.	17,741
86,000	Kaneka Corporation	849,789
1,300	Kanematsu Electronics, Ltd.	41,218
4,000	Kato Works Company, Ltd.	93,649
26,300	KDDI Corporation	705,987
9,600	Keihin Corporation	189,639
121	Kenedix Office Investment Corporation	742,255
5,400	Kewpie Corporation	125,828
6,800	Keyence Corporation	4,146,501
43,800	KITZ Corporation	366,194
14,300	KLab, Inc.	243,097
5,900	Kobayashi Pharmaceutical Company, Ltd.	497,841
12,700	Kohnan Shoji Company, Ltd.	331,663
10,600	Kokuyo Company, Ltd.	191,450
72,600	Komatsu, Ltd.	2,474,842
317,400	Konica Minolta Holdings, Inc.	2,724,502
39,700	Konoike Transport Company, Ltd.	694,159
186,400	K’s Holdings Corporation	2,688,460
9,400	KYB Company, Ltd.	452,860
6,000	Kyokuto Kaihatsu Kogyo Company, Ltd.	94,872
2,400	Kyokuto Securities Company, Ltd.	34,415
28,700	KYORIN Holdings, Inc.	561,221
64,400	Kyowa Exeo Corporation	1,674,731
204	LaSalle Logiport REIT	209,474
2,100	Leopalace21 Corporation	18,213
2,600	Link and Motivation, Inc.	26,358
6,300	LIXIL Group Corporation	141,094
83,000	Makino Milling Machine Company, Ltd.	783,299
14,600	Mandom Corporation	526,334
24,400	Marusan Securities Company, Ltd.	232,335
700	Maruwa Company, Ltd.	57,695
5,900	Marvelous, Inc.	50,474
32,600	Matsumotokiyoshi Holdings Company, Ltd.	1,452,204
30,800	Maxell Holdings, Ltd.	607,348
9,000	Megmilk Snow Brand Company, Ltd.	270,949
10,700	Meiko Network Japan Company, Ltd.	121,292
5,700	MEITEC Corporation	312,545
5,900	Milbon Company, Ltd.	256,336
27,400	Ministop Company, Ltd.	568,465
2,800	Miraca Holdings, Inc.	109,004
165,400	Mitsubishi Chemical Holdings Corporation	1,564,618
49,100	Mitsubishi Corporation	1,353,959
5,900	Mitsubishi Shokuhin Company, Ltd.	172,163
8,100	Mitsui Sugar Company, Ltd.	323,570
2,211,500	Mizuho Financial Group, Inc.	4,001,127
1,900	Mizuno Corporation	61,433
496	Mori Trust Sogo REIT, Inc.	739,938
4,700	Morinaga Milk Industry Company, Ltd.	206,437
9,100	Nagase & Co., Ltd.	155,402
10,000	NEC Networks & System Integration Corporation	261,644
5,000	Net One Systems Company, Ltd.	80,473
122,200	NHK Spring Company, Ltd.	1,350,389
29,000	NICHIAS Corporation	367,327
51,700	Nichirei Corporation	1,497,721
3,600	Nihon Chouzai Company, Ltd.	112,153
13,000	Nihon M&A Center, Inc.	379,426
26,700	Nikkiso Company, Ltd.	304,010
10,400	Nikkon Holdings Company, Ltd.	276,723
7,900	Nintendo Company, Ltd.	3,319,395
40,300	Nippon Kayaku Company, Ltd.	504,264
349,900	Nippon Light Metal Holdings Company, Ltd.	935,291
9,300	Nippon Paper Industries Company, Ltd.	178,115
12,700	Nippon Shokubai Company, Ltd.	862,966
70,691	Nippon Telegraph & Telephone Corporation	3,354,655
13,800	Nippon Thompson Company, Ltd.	101,611
4,400	Nipro Corporation	63,329
8,500	Nishimatsu Construction Company, Ltd.	233,657
1,800	Nishimatsuya Chain Company, Ltd.	22,126
866,878	Nissan Motor Company, Ltd.	9,119,964
10,000	Nisshin Oillio Group, Ltd.	287,515
15,600	Nisshin Steel Company, Ltd.	206,443
19,900	Nissin Kogyo Company, Ltd.	349,179
13,983	Nitto Kogyo Corporation	240,038
400	Noevir Holdings Company, Ltd.	28,765
16,400	NSD Company, Ltd.	341,926
236,700	NTN Corporation	1,041,116
61,800	NTT DOCOMO, Inc.	1,596,542
200	NuFlare Technology, Inc.	13,207
3,600	Oiles Corporation	77,799
3,200	Okinawa Electric Power Company, Inc.	97,581
23,700	Onward Holdings Company, Ltd.	195,309
1,300	Open House Company, Ltd.	72,373
98,500	ORIX Corporation	1,727,577
221,600	Osaka Gas Company, Ltd.	4,771,929
8,700	Paramount Bed Holdings Company, Ltd.	432,869
100	Pasona Group, Inc.	1,660
7,100	PC Depot Corporation	46,482

The accompanying Notes to Financial Statements are an integral part of this schedule.

171

PARTNER WORLDWIDE ALLOCATION FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Shares	Common Stock (87.5%)	Value
Japan (19.5%) - continued
128	Premier Investment Corporation	$125,313
5,400	Qol Company, Ltd.	110,687
3,900	Raito Kogyo Company, Ltd.	42,379
13,700	Relo Group, Inc.	307,770
2,200	Riken Vitamin Company, Ltd.	82,800
18,300	Rohm Company, Ltd.	1,695,733
24,800	ROHTO Pharmaceutical Company, Ltd.	721,864
42,300	Round One Corporation	611,815
27,200	Ryoyo Electro Corporation	450,365
1,000	Saint Marc Holdings Company, Ltd.	28,313
3,200	Saizeriya Company, Ltd.	73,921
8,500	Sakai Moving Service Company, Ltd.	459,344
49,600	Sangetsu Company, Ltd.	1,023,621
2,900	Sanki Engineering Company, Ltd.	32,283
59,700	Sankyo Company, Ltd.	2,092,913
6,600	Sankyu, Inc.	320,770
6,500	Sawai Pharmaceutical Company, Ltd.	280,902
19,000	Seiko Holdings Corporation	494,657
29,100	Seino Holdings Company, Ltd.	545,065
20,800	Sekisui House, Ltd.	381,235
29,400	Senko Group Holdings Company, Ltd.	225,933
62,500	Senshu Ikeda Holdings, Inc.	246,474
18,500	Shikoku Electric Power Company	235,877
3,200	Shimachu Company, Ltd.	103,304
12,600	SHIMAMURA Company, Ltd.	1,466,303
2,500	Shindengen Electric Manufacturing Company, Ltd.	156,843
43,400	Shinko Electric Industries Company, Ltd.	337,643
131,300	ShinMaywa Industries, Ltd.	1,471,544
10,900	Ship Healthcare Holdings, Inc.	378,482
6,600	Sintokogio, Ltd.	70,318
10,200	Sodick Company, Ltd.	125,541
39,900	SoftBank Group Corporation	3,048,707
26,600	Square ENIX Holdings Company, Ltd.	1,102,511
1,700	STUDIO ALICE Company, Inc.	38,146
109,300	Sumitomo Corporation	1,961,995
377,400	Sumitomo Electric Industries, Ltd.	5,777,645
36,700	Sumitomo Heavy Industries, Ltd.	1,402,318
1,900	Sumitomo Seika Chemicals Company, Ltd.	90,955
44,000	Suzuki Motor Corporation	2,364,907
11,300	Taiho Kogyo Company, Ltd.	152,540
23,200	Taikisha, Ltd.	809,053
4,500	Taiyo Holdings Company, Ltd.	191,226
30,900	Takara Holdings, Inc.	372,751
116,200	Takara Leben Company, Ltd.	492,309
25,100	Takeda Pharmaceutical Company, Ltd.	1,056,962
6,500	Tatsuta Electric Wire and Cable Company, Ltd.	40,131
5,900	TechnoPro Holdings, Inc.	343,275
18,300	TIS, Inc.	725,948
1,100	Toagosei Company, Ltd.	12,981
11,700	Tokai Rika Company, Ltd.	233,732
14,100	Tokyo Electron, Ltd.	2,707,948
157,500	Tokyo Gas Company, Ltd.	4,226,564
14,900	Tokyo Seimitsu Company, Ltd.	565,923
24	Tokyu REIT, Inc.	32,329
337,000	Toppan Printing Company, Ltd.	2,818,053
1,900	Topy Industries, Ltd.	56,275
28,800	Tosei Corporation	353,031
22,000	Toshiba Machine Company, Ltd.	145,728
1,000	Towa Pharmaceutical Company, Ltd.	63,629
10,700	Toyo Tanso Company, Ltd.	314,656
80,100	Toyoda Gosei Company, Ltd.	2,022,445
21,400	Toyota Motor Corporation	$1,403,249
182,000	Tsubakimoto Chain Company	1,577,093
7,500	Tsumura & Company	272,057
74,200	TV Asahi Holdings Corporation	1,740,110
31,100	ULVAC, Inc.	1,663,669
14,500	UNIZO Holdings Company, Ltd.	345,271
7,500	Wakita & Company, Ltd.	79,245
26,600	West Japan Railway Company	1,880,123
10,200	Yamato Kogyo Company, Ltd.	300,683
9,200	Yodogawa Steel Works, Ltd.	262,525
14,700	Yumeshin Holdings Company, Ltd.	158,473
8,700	Zenkoku Hosho Company, Ltd.	359,027
25,800	ZEON Corporation	333,189
1,500	Zeria Pharmaceutical Company, Ltd.	30,768

	Total	182,810,398

Jersey (<0.1%)
65,943	Boohoo.Com PLC[a]	166,226

	Total	166,226

Luxembourg (0.3%)
40,987	Arcelor Mittal[a]	1,389,198
5,722	Oriflame Holdings AG	271,149
53,266	Subsea 7 SA	744,218

	Total	2,404,565

Malaysia (0.2%)
306,500	Public Bank Berhad	1,854,623

	Total	1,854,623

Mexico (0.8%)
29,500	Fomento Economico Mexicano SAB de CV ADR	2,851,470
95,000	Grupo Aeroportuario del Sureste, SAB de CVa	1,704,276
391,008	Grupo Financiero Banorte SAB de CV ADR	2,445,309

	Total	7,001,055

Netherlands (3.4%)
8,512	Aalberts Industries NV	419,104
199,356	ABN AMRO Group NVd	6,182,268
4,624	ASM International NV	277,622
59,118	ASR Nederland NV	2,788,226
17,428	BE Semiconductor Industries NV	1,204,503
34,834	Euronext NVd	2,497,044
19,006	Ferrari NV	2,331,594
95,921	Fiat Chrysler Automobiles NVa	2,131,246
13,049	Heineken Holding NV	1,324,609
20,941	Koninklijke DSM NV	2,164,308
693	Koninklijke VolkerWessels N.V.	19,680
34,943	NN Group NV	1,674,632
1,680	NSI NV	72,325
1,680	NSI NV, Scrip[b]	0
27,370	Philips Lighting NVd	832,372
71,835	RELX NV	1,528,442
108,099	Unilever NV	6,197,154

	Total	31,645,129

New Zealand (0.1%)
54,161	a2 Milk Company, Ltd.[a]	460,293
121,369	Air New Zealand, Ltd.	278,489
64,795	Infratil, Ltd.	145,258

	Total	884,040

The accompanying Notes to Financial Statements are an integral part of this schedule.

172

PARTNER WORLDWIDE ALLOCATION FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Shares	Common Stock (87.5%)	Value
Norway (2.1%)
79,947	Aker BP ASA	$2,622,227
2,895	Atea ASA	42,971
882	Austevoll Seafood ASA	10,615
425,300	DnB ASA	7,953,685
849,148	DNO International ASAa	1,572,439
13,155	Entra ASAd	180,413
6,366	Europris ASA	22,157
51,420	Leroy Seafood Group ASA	377,182
4,218	Ocean Yield ASA	36,275
6,752	Odfjell Drilling, Ltd.a	29,995
22,599	SalMar ASA	1,053,144
15,360	SpareBank 1 Nord-Norge	113,278
11,872	SpareBank 1 SMN	118,838
248,636	Telenor ASA	5,503,285
12,888	TGS Nopec Geophysical Company ASA	406,409

	Total	20,042,913

Philippines (0.5%)
11,120	Ayala Corporation	206,843
3,199,800	Ayala Land, Inc.	2,514,376
1,040,463	Bank of the Philippine Islands	2,105,935

	Total	4,827,154

Poland (0.1%)
34,898	Bank Pekao SA	1,158,157

	Total	1,158,157

Portugal (0.5%)
79,971	Altri SGPS SA	578,176
2,978,379	Banco Espirito Santo SAa,b,e	360
100,512	CTT-Correios de Portugal SA	370,649
110,848	Galp Energia SGPS SA	2,127,508
53,927	Jeronimo Martins SGPS SA	945,716
30,716	Navigator Company SA	179,220
3,289	Semapa-Sociedade de Investimento e Gestao, SGPS SA	73,546

	Total	4,275,175

Russia (0.3%)
27,875	Lukoil ADR	1,858,029
16,297	Magnit PJSC	1,265,737

	Total	3,123,766

Singapore (0.5%)
229,700	CapitaLand Retail China Trust	271,302
42,300	China Aviation Oil (Singapore) Corporation, Ltd.	51,506
30,200	OUE, Ltd.	41,091
106,900	United Engineers, Ltd.	219,158
90,100	United Overseas Bank, Ltd.	2,040,245
83,500	Venture Corporation, Ltd.	1,306,029
264,700	Yanlord Land Group, Ltd.	337,537

	Total	4,266,868

South Africa (0.6%)
123,390	Massmart Holdings, Ltd.	1,647,737
177,800	MTN Group, Ltd.	1,786,416
241,111	Truworths International, Ltd.	1,971,222

	Total	5,405,375

South Korea (0.5%)
3,914	Amorepacific Corporation	651,903
6,588	Amorepacific Group	877,901
3,615	LG Chem, Ltd.	1,210,045
2,948	NAVER Corporation	1,965,853

	Total	4,705,702

Spain (1.8%)
23,687	ACS Actividades de Construccion y Servicios, SAa	998,282
35,579	Amadeus IT Holding SA	2,595,834
123,664	Banco Bilbao Vizcaya Argentaria SA	1,000,695
1,042,106	Banco de Sabadell SA	2,039,283
211,021	Bankinter SA	2,205,407
8,319	CIE Automotive SA	310,980
2,366	Construcciones y Auxiliar de Ferrocarriles SA	113,465
6,659	Enagas SA	193,550
99,703	Ence Energia y Celulosa SA	769,200
4,163	Hispania Activos Inmobiliarios SA	88,261
15,882	International Consolidated Airlines Group SA	137,288
3,016	Lar Espana Real Estate SOCIMI SA	34,198
4,443	Let’s GOWEX SAa,b,e	0
162,307	Mediaset Espana Comunicacion SA	1,553,303
90,621	Merlin Properties Socimi SA	1,398,264
6,516	NH Hotel Group SA	50,241
14,270	Papeles y Cartones de Europa SA	276,124
177,649	Repsol SA	3,390,039
8,631	Telepizza Group SAa,d	57,846

	Total	17,212,260

Sweden (2.5%)
43,773	Atlas Copco AB, Class B	1,551,468
3,644	Axfood AB	67,700
20,991	Betsson ABa	149,531
8,105	Biotage AB	82,885
38,725	Boliden AB	1,341,807
833	Dechra Pharmaceuticals plc	31,288
1,896	Dustin Group AB	15,864
72,149	Elekta AB	818,013
20,002	Fastighets AB Baldera	515,292
40,754	Granges AB	570,093
49,531	Hemfosa Fastigheter AB	613,547
19,456	Holmen AB	479,731
34,793	JM AB	688,357
40,311	Loomis AB	1,467,999
3,282	NCC AB	60,454
87,428	NetEnt ABa	498,708
100,498	Nobina ABd	659,526
4,602	Peab AB	40,743
146,726	Sandvik AB	2,501,741
14,464	Scandic Hotels Group ABd	142,369
144,905	SKF AB	2,933,576
207,718	SSAB AB, Class B	939,772
304,778	Svenska Cellulosa AB SCA	3,375,316
60,619	Swedish Orphan Biovitrum ABa	1,302,220
2,083	Vitrolife AB	152,486
156,751	Volvo AB	2,656,362

	Total	23,656,848

The accompanying Notes to Financial Statements are an integral part of this schedule.

173

PARTNER WORLDWIDE ALLOCATION FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Shares	Common Stock (87.5%)	Value
Switzerland (4.7%)
12,359	Adecco SA	$818,477
654	Bachem Holding AG	83,865
1,818	Bobst Group SA	193,959
877	Bossard Holding AG	179,721
2,417	Cembra Money Bank AG	204,873
88	Conzzeta AG	112,182
43,433	Ferguson plc	3,324,693
246,907	Ferrexpo plc	799,414
135	Flughafen Zuerich AG	28,192
40,539	GAM Holding AG	647,093
373	Georg Fischer AG	463,660
729,348	Glencore Xstrata plc	3,513,290
34	Gurit Holding AG	28,869
804	Inficon Holding AG	481,386
943	Kardex AG	132,493
10,268	Lonza Group AGa	2,508,801
97,545	Nestle SA	7,556,820
59,226	Novartis AG	4,558,881
87,780	OC Oerlikon Corporation AG	1,417,142
18,747	Pargesa Holding SA	1,754,526
2,544	Partners Group Holding AG	1,855,519
35,577	Roche Holding AG	7,904,764
5,428	Roche Holding AG-BR	1,236,112
103	Schweiter Technologies AG	117,127
1,036	Siegfried Holding AG	359,990
4,267	TE Connectivity, Ltd.	391,497
2,795	Tecan Group AG	614,553
14,083	Temenos Group AG	1,772,035
3,021	Valora Holding AG	1,010,484

	Total	44,070,418

Taiwan (0.7%)
839,362	Taiwan Semiconductor Manufacturing Company, Ltd.	6,393,708

	Total	6,393,708

Thailand (0.5%)
175,850	Siam Cement pcl	2,602,277
465,000	Siam Commercial Bank pcl	1,926,090

	Total	4,528,367

Turkey (0.3%)
410,258	Akbank TAS	853,613
84,296	BIM Birlesik Magazalar AS	1,432,244
385,000	Turkiye Garanti Bankasi AS	871,806

	Total	3,157,663

United Kingdom (13.2%)
112,049	3i Group plc	1,446,356
46,619	Abcam plc	781,548
91,024	Anglo American plc	2,141,742
96,910	Ashmore Group plc	547,489
74,682	Ashtead Group plc	2,074,138
43,825	Associated British Foods plc	1,629,026
2,539	Aveva Group plc	74,957
79,008	Aviva plc	574,050
145,397	Barclays plc	414,545
62,464	BBA Aviation plc	273,775
33,422	Bellway plc	1,522,929
470,670	BHP Billiton plc	10,035,892
12,458	Big Yellow Group plc	157,626
14,804	Bodycote plc	182,266
24,023	Bovis Homes Group plc	408,744
402,885	BP plc	2,992,635
36,399	Brewin Dolphin Holdings plc	180,822
26,087	British American Tobacco plc	1,430,816
9,122	Carnival plc	592,891
2,360	Clinigen Group plc	28,442
58,275	Coca-Cola HBC AG	1,952,273
6,589	Dart Group plc	77,638
8,159	Derwent London plc	357,853
127,010	Diageo plc	4,531,072
372,171	Direct Line Insurance Group plc	1,912,334
13,989	Drax Group plc	60,575
14,218	DS Smith plc	101,852
67,900	Electrocomponents plc	567,643
1,336	Elementis plc	5,204
2,076	EMIS Group plc	24,350
10,633	Esure Group plc	32,922
13,623	Fevertree Drinks plc	529,504
14,094	Galliford Try plc	177,564
43,150	Grainger plc	185,834
25,483	Halma plc	427,582
359,177	Hansteen Holdings plc	655,604
389,949	Hays plc	960,966
403,535	Howden Joinery Group plc	2,641,139
1,464,819	HSBC Holdings plc	14,583,807
32,086	Ibstock plcd	131,180
114,651	Inchcape plc	1,145,413
140,023	Intermediate Capital Group plc	2,086,350
121,518	JD Sports Fashion plc	651,866
142,111	Jupiter Fund Management plc	888,721
126,488	KAZ Minerals plca	1,598,184
4,535	Keller Group plc	64,828
448,969	Legal & General Group plc	1,662,876
1,745,202	Lloyds TSB Group plc	1,547,912
190,824	Man Group plc	473,944
411,188	Marks and Spencer Group plc	1,625,867
61,972	Mondi plc	1,725,131
8,391	Morgan Advanced Materials plc	39,623
140,556	National Express Group plc	758,498
15,191	Next plc	1,097,348
36,155	NMC Health plc	1,766,657
9,577	On the Beach Group plcd	80,691
50,752	OneSavings Bank plc	275,837
344,904	PageGroup plc	2,545,619
78,534	Paragon Banking Group plc	563,035
45,479	Persimmon plc	1,698,899
8,970	Petrofac, Ltd.	74,440
127,032	Prudential plc	3,266,529
157,760	QinetiQ Group plc	498,721
93,801	Redrow plc	808,298
70,180	RELX plc	1,499,967
2,341	Renishaw plc	151,550
102,847	Rentokil Initial plc	433,906
32,093	Rio Tinto plc	1,749,270
108,587	Royal Bank Of Scotland Group plca	402,122
100,234	Royal Dutch Shell plc, Class A	3,487,285
220,169	Royal Dutch Shell plc, Class B	7,859,834
582,251	Royal Mail plc	4,643,458
32,824	Safestore Holdings plc	246,888
66,911	Saga plc	124,759
24,669	Savills plc	332,354
31,227	Schroders plc	1,412,736
124,884	Senior plc	506,758
101,050	Smith & Nephew plc	1,935,226
133,689	Smiths Group plc	2,929,315
3,049	Spectris plc	112,500
11,022	Spirax-Sarco Engineering plc	873,718
293,661	SSP Group plc	2,627,862

The accompanying Notes to Financial Statements are an integral part of this schedule.

174

PARTNER WORLDWIDE ALLOCATION FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Shares	Common Stock (87.5%)	Value
United Kingdom (13.2%) - continued
6,267	St. Modwen Properties plc	$35,382
91,032	Standard Chartered plc	956,209
72,964	Synthomer plc	495,279
766,676	Tesco plc	2,483,232
120,930	Thomas Cook Group plc	205,387
39,077	Unilever plc	2,191,924
23,106	UNITE Group plc	265,269
45,542	Vesuvius plc	367,792
7,080	Victrex plc	254,921
6,372	WH Smith plc	170,791
147,581	William Hill plc	593,600
1,056	Workspace Group plc	16,128

	Total	123,718,294

United States (0.3%)
12,581	Kulicke and Soffa Industries, Inc.a	287,979
60,600	Yum China Holding, Inc.	2,591,256

	Total	2,879,235

	Total Common Stock (cost $722,827,053)	821,288,731

Principal Amount	Long-Term Fixed Income (9.2%)
Argentina (0.8%)
	Argentina Government International Bond
$1,680,000	Zero Coupon, 2/8/2019[f]	86,068
525,000	25.499%, (BADLARPP + 2.5%), 3/11/2019[f,g]	26,359
700,000	26.251%, (BADLARPP + 3.25%), 3/1/2020[f,g]	36,680
400,000	Zero Coupon, 3/6/2020[f]	20,272
9,645,000	27.935%, (ARPP7DRR FLAT), 6/21/2020[f,g]	504,981
230,000	6.875%, 4/22/2021	241,385
1,225,000	24.938%, (BADLARPP + 2%), 4/3/2022[f,g]	60,608
420,000	3.375%, 1/15/2023[h]	501,384
460,000	7.500%, 4/22/2026	482,080
30,000	15.500%, 10/17/2026[f]	1,375
800,000	6.875%, 1/26/2027	796,000
240,000	5.875%, 1/11/2028	219,840
420,000	5.250%, 1/15/2028[h]	493,243
137,610	7.820%, 12/31/2033[h]	183,003
426,592	7.820%, 12/31/2033[h]	564,194
235,543	8.280%, 12/31/2033	246,731
850,000	7.125%, 7/6/2036	807,500
100,000	2.260%, 12/31/2038[h,i]	82,745
1,030,000	2.500%, 12/31/2038[i]	672,075
100,000	6.250%, 11/9/2047[h]	111,564
770,000	6.875%, 1/11/2048	684,145
	Argentina Treasury Bond BONCER
100,000	2.500%, 7/22/2021[f]	6,630
	Cablevision SA
150,000	6.500%, 6/15/2021[d]	155,813
	Central Bank of Argentina
1,950,000	Zero Coupon, 6/21/2018[f]	91,061
2,750,000	Zero Coupon, 7/18/2018[f]	126,069
3,025,000	Zero Coupon, 8/15/2018[f]	135,919

	Total	7,337,724

Belize (<0.1%)
	Belize Government International Bond
135,900	4.938%, 2/20/2034*	80,181

	Total	80,181

Bermuda (0.1%)
	Bermuda Government International Bond
200,000	3.717%, 1/25/2027[d]	195,000
	Digicel, Ltd.
200,000	6.000%, 4/15/2021*	190,250
330,000	6.750%, 3/1/2023d	301,567
	Li & Fung, Ltd.
560,000	6.000%, (H15T5Y + 5.276%), 5/25/2018[g,j]	559,328

	Total	1,246,145

Brazil (0.3%)
	Banco do Brasil SA/Cayman
400,000	9.000%, 6/18/2024g,j	423,360
	Brazil Government International Bond
85,000	Zero Coupon, 5/15/2055k	85,032
	Brazil Letras do Tesouro Nacional
1,680,000	Zero Coupon, 10/1/2019k	437,441
	Brazil Loan Trust 1
295,039	5.477%, 7/24/2023*	303,595
	Brazil Minas SPE via State of Minas Gerais
260,000	5.333%, 2/15/2028*	258,700
	Brazil Notas do Tesouro Nacional
147,000	10.000%, 1/1/2025k	44,566
	Embraer Netherlands BV
31,000	5.050%, 6/15/2025	32,395
	Itau Unibanco Holding SA
200,000	6.125%, 12/12/2022*,g,j	195,440
	Samarco Mineracao SA
200,000	4.125%, 11/1/2022l	145,000

	Total	1,925,529

Cayman Islands (0.1%)
	China Evergrande Group
200,000	8.750%, 6/28/2025	191,997
	Embraer Overseas, Ltd.
10,000	5.696%, 9/16/2023	10,663
	Kaisa Group Holdings, Ltd.
200,000	8.500%, 6/30/2022	174,148
200,000	9.375%, 6/30/2024	172,099

	Total	548,907

Chile (0.2%)
	Chile Government International Bond
680,000	3.240%, 2/6/2028	650,080
	GNL Quintero SA
310,000	4.634%, 7/31/2029d	308,357
	Itau CorpBanca
286,000	3.875%, 9/22/2019d	289,287
	Sociedad Quimica y Minera de Chile SA
200,000	3.625%, 4/3/2023	198,000
200,000	4.375%, 1/28/2025*	201,500

	Total	1,647,224

The accompanying Notes to Financial Statements are an integral part of this schedule.

175

PARTNER WORLDWIDE ALLOCATION FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (9.2%)	Value
Colombia (0.1%)
	Banco de Bogota SA
$450,000	6.250%, 5/12/2026[d]	$466,875
	Colombia Government International Bond
30,000	8.125%, 5/21/2024	36,390

	Total	503,265

Costa Rica (0.2%)
	Banco de Costa Rica
200,000	5.250%, 8/12/2018	200,350
220,000	5.250%, 8/12/2018[d]	220,385
	Banco Nacional de Costa Rica
220,000	4.875%, 11/1/2018[d]	220,000
	Costa Rica Government International Bond
30,000	9.995%, 8/1/2020	33,375
200,000	5.625%, 4/30/2043	172,338
210,000	5.625%, 4/30/2043[d]	180,955
450,000	7.158%, 3/12/2045[d]	455,742
	Ecopetrol SA
60,000	7.625%, 7/23/2019	63,270

	Total	1,546,415

Dominican Republic (0.4%)
	Aeropuertos Dominicanos Siglo XXI SA
270,000	6.750%, 3/30/2029[d]	290,587
	Dominican Republic Government International Bond
4,000,000	15.000%, 4/5/2019[m]	85,968
900,000	16.000%, 7/10/2020[m]	21,089
400,000	7.500%, 5/6/2021	422,600
600,000	11.500%, 5/10/2024[m]	13,625
290,000	8.625%, 4/20/2027	338,285
1,600,000	18.500%, 2/4/2028*,m	46,507
2,900,000	11.375%, 7/6/2029[m]	64,428
560,000	6.850%, 1/27/2045[d]	578,200
990,000	6.850%, 1/27/2045	1,022,175
620,000	6.500%, 2/15/2048[d]	615,970

	Total	3,499,434

Ecuador (0.4%)
	Ecuador Government International Bond
390,000	10.750%, 3/28/2022	411,450
740,000	7.950%, 6/20/2024	695,600
210,000	9.650%, 12/13/2026	206,850
700,000	9.650%, 12/13/2026[d]	689,500
540,000	9.625%, 6/2/2027[d]	529,200
770,000	8.875%, 10/23/2027[d]	725,725
380,000	7.875%, 1/23/2028[d]	336,300
	EP PetroEcuador
123,158	7.925%, (LIBOR 3M + 5.63%), 9/24/2019[g]	123,133

	Total	3,717,758

Egypt (0.2%)
	Arab Republic of Egypt
450,000	4.750%, 4/16/2026[d,h]	541,760
390,000	5.625%, 4/16/2030[d,h]	465,312
	Egypt Government International Bond
750,000	7.903%, 2/21/2048[d]	760,111

	Total	1,767,183

El Salvador (<0.1%)
	El Salvador Government International Bond
100,000	7.375%, 12/1/2019	103,163
30,000	7.750%, 1/24/2023	32,289
32,000	5.875%, 1/30/2025	31,360
109,000	6.375%, 1/18/2027	107,637
50,000	8.625%, 2/28/2029[d]	57,125

	Total	331,574

France (<0.1%)
	CMA CGM SA
100,000	5.250%, 1/15/2025[d,h]	110,211

	Total	110,211

Guatemala (0.2%)
	Agromercantil Senior Trust
170,000	6.250%, 4/10/2019[d]	172,720
	Guatemala Government International Bond
1,010,000	5.750%, 6/6/2022	1,064,873
230,000	4.500%, 5/3/2026[d]	225,168
350,000	4.375%, 6/5/2027[d]	336,000
500,000	4.875%, 2/13/2028	492,210

	Total	2,290,971

Honduras (0.1%)
	Honduras Government International Bond
290,000	8.750%, 12/16/2020*	316,616
400,000	8.750%, 12/16/2020	436,712

	Total	753,328

Hong Kong (<0.1%)
	CNAC (HK) Finbridge Company, Ltd.
200,000	4.125%, 7/19/2027	185,043

	Total	185,043

India (0.1%)
	Bank of Baroda
790,000	4.875%, 7/23/2019	801,284
	Hindustan Petroleum Corporation, Ltd.
200,000	4.000%, 7/12/2027	187,918
	NTPC, Ltd.
100,000	2.750%, 2/1/2027[h]	122,554
	Reliance Industries, Ltd.
300,000	3.667%, 11/30/2027[d]	280,191

	Total	1,391,947

The accompanying Notes to Financial Statements are an integral part of this schedule.

176

PARTNER WORLDWIDE ALLOCATION FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (9.2%)	Value
Indonesia (0.8%)
	Indonesia Government International Bond
$320,000	3.700%, 1/8/2022[d]	$318,956
843,000	5.875%, 1/15/2024	915,803
200,000	4.125%, 1/15/2025	199,567
520,000	3.375%, 7/30/2025[h]	693,862
200,000	3.750%, 6/14/2028[d,h]	275,031
420,000	3.750%, 6/14/2028[h]	577,564
280,000	8.500%, 10/12/2035	392,213
280,000	5.250%, 1/17/2042	289,138
600,000	6.750%, 1/15/2044	744,217
	Perusahaan Penerbit SBSN Indonesia III
200,000	3.400%, 3/29/2022[d]	196,540
260,000	4.325%, 5/28/2025	259,740
1,020,000	4.150%, 3/29/2027[d]	993,225
1,750,000	4.400%, 3/1/2028[d]	1,730,400

	Total	7,586,256

Ireland (<0.1%)
	Phosagro OAO
220,000	3.949%, 4/24/2023[d]	206,360

	Total	206,360

Isle of Man (<0.1%)
	Gohl Capital, Ltd.
200,000	4.250%, 1/24/2027	192,465

	Total	192,465

Israel (<0.1%)
	Delek and Avner Yam Tethys, Ltd.
128,000	3.839%, 12/30/2018[d]	127,884

	Total	127,884

Italy (0.1%)
	Wind Tre SPA
240,000	2.625%, 1/20/2023[d,h]	263,406
160,000	2.625%, 1/20/2023[h]	175,604
340,000	5.000%, 1/20/2026[d]	285,396

	Total	724,406

Ivory Coast (<0.1%)
	Ivory Coast Government International Bond
100,000	6.625%, 3/22/2048[d,h]	121,967

	Total	121,967

Japan (0.1%)
	SoftBank Group Corporation
740,000	6.000%, 7/19/2023[g,j]	688,200
	Universal Entertainment Corporation
259,612	5.817%,PIK 2.683%, 8/24/2020*,n	264,480

	Total	952,680

Kenya (0.1%)
	Kenya Government International Bond
440,000	6.875%, 6/24/2024	455,893
220,000	7.250%, 2/28/2028[d]	227,079

	Total	682,972

Kuwait (<0.1%)
	State of Kuwait
340,000	3.500%, 3/20/2027	327,066

	Total	327,066

Luxembourg (0.1%)
	Altice Financing SA
200,000	6.625%, 2/15/2023[d]	200,000
400,000	7.500%, 5/15/2026	393,000
	Gazprom OAO Via Gaz Capital SA
200,000	9.250%, 4/23/2019	209,500
	Sberbank of Russia Via SB Capital SA
200,000	5.500%, 2/26/2024[g]	199,220
	Telefonica Celular del Paraguay SA
200,000	6.750%, 12/13/2022	204,488

	Total	1,206,208

Macedonia, The Former Yugoslav Republic Of (0.1%)
	Macedonia Government International Bond
280,000	5.625%, 7/26/2023[d,h]	390,199
120,000	2.750%, 1/18/2025[h]	143,463
460,000	2.750%, 1/18/2025[d,h]	549,940

	Total	1,083,602

Mauritius (0.1%)
	Greenko Investment Company
200,000	4.875%, 8/16/2023[d]	187,988
	MTN (Mauritius) Investments, Ltd.
200,000	5.373%, 2/13/2022	202,500
	Neerg Energy, Ltd.
200,000	6.000%, 2/13/2022[d]	195,922

	Total	586,410

Mexico (0.5%)
	America Movil SAB de CV
2,010,000	6.000%, 6/9/2019[o]	104,171
	BBVA Bancomer SA
200,000	5.125%, 1/18/2033[d,g]	188,750
	Cemex SAB de CV
100,000	2.750%, 12/5/2024[d,h]	120,007
	Gruma, SAB de CV
200,000	4.875%, 12/1/2024[d]	206,750
	Mexican Bonos
1,460,400	6.500%, 6/9/2022[o]	75,641
7,425,500	8.000%, 12/7/2023[o]	408,497
	Mexico Government International Bond
128,000	5.750%, 10/12/2110	126,080
200,000	4.350%, 1/15/2047	176,800
440,000	4.600%, 2/10/2048	402,820
	Petroleos Mexicanos
330,000	6.375%, 2/4/2021	347,325
120,000	5.375%, 3/13/2022	124,128
10,000	3.500%, 1/30/2023	9,445
860,000	5.125%, 3/15/2023[h]	1,178,737
80,000	6.875%, 8/4/2026	85,680

The accompanying Notes to Financial Statements are an integral part of this schedule.

177

PARTNER WORLDWIDE ALLOCATION FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (9.2%)	Value
Mexico (0.5%) - continued
$640,000	6.500%, 3/13/2027	$661,120
20,000	6.375%, 1/23/2045	18,530
257,000	6.750%, 9/21/2047	248,519
82,000	6.350%, 2/12/2048[d]	75,194
	Unifin Financiera SAB de CV SOFOM ENR
200,000	7.375%, 2/12/2026[d]	194,000

	Total	4,752,194

Netherlands (0.3%)
	Embraer Netherlands Finance BV
10,000	5.400%, 2/1/2027	10,675
	Greenko Dutch BV
290,000	5.250%, 7/24/2024[d]	279,850
	Metinvest BV
225,000	7.750%, 4/23/2023[d]	218,745
	Petrobras Global Finance BV
570,000	6.125%, 1/17/2022	601,806
106,000	5.299%, 1/27/2025[d]	104,171
	Syngenta Finance NV
100,000	1.250%, 9/10/2027[h]	105,411
1,050,000	5.182%, 4/24/2028[d]	1,031,934
300,000	5.676%, 4/24/2048[d]	284,692

	Total	2,637,284

Nigeria (0.2%)
	Nigeria Government International Bond
206,000	6.750%, 1/28/2021	216,378
200,000	6.375%, 7/12/2023	208,500
200,000	6.500%, 11/28/2027[d]	201,333
430,000	7.143%, 2/23/2030[d]	439,675
400,000	7.875%, 2/16/2032	430,920
440,000	7.696%, 2/23/2038[d]	452,100
200,000	7.625%, 11/28/2047[d]	201,500

	Total	2,150,406

Oman (0.1%)
	Oman Government International Bond
400,000	6.750%, 1/17/2048	376,559
1,140,000	6.750%, 1/17/2048[d]	1,073,194

	Total	1,449,753

Pakistan (0.1%)
	Pakistan Government International Bond
1,010,000	6.875%, 12/5/2027[d]	944,649
	Third Pakistan International Sukuk Company, Ltd.
290,000	5.625%, 12/5/2022[d]	279,477

	Total	1,224,126

Panama (<0.1%)
	Panama Government International Bond
200,000	4.500%, 4/16/2050	193,140
	Panama Notas del Tesoro
50,000	4.875%, 2/5/2021	52,750

	Total	245,890

Paraguay (0.2%)
	Banco Regional SAECA
150,000	8.125%, 1/24/2019	155,340
180,000	8.125%, 1/24/2019[d]	186,408
	Paraguay Government International Bond
410,000	4.625%, 1/25/2023	418,200
410,000	5.000%, 4/15/2026[d]	415,740
350,000	4.700%, 3/27/2027[d]	348,250
400,000	6.100%, 8/11/2044	435,000

	Total	1,958,938

Peru (0.1%)
	Abengoa Transmision Sur SA
317,152	6.875%, 4/30/2043*	346,489
	Corporacion Lindley SA
90,000	6.750%, 11/23/2021*	96,975
260,000	6.750%, 11/23/2021	280,150
22,000	4.625%, 4/12/2023	22,330
80,000	4.625%, 4/12/2023[d]	81,200

	Total	827,144

Qatar (0.1%)
	Qatar Government International Bond
200,000	3.875%, 4/23/2023[d]	199,170
210,000	4.500%, 4/23/2028[d]	209,602
360,000	5.103%, 4/23/2048[d]	356,814

	Total	765,586

Romania (0.1%)
	Romania Government International Bond
170,000	2.375%, 4/19/2027[d,h]	208,371
490,000	3.375%, 2/8/2038[d,h]	580,628

	Total	788,999

Russia (0.2%)
	Credit Bank of Moscow PJSC
210,000	8.875%, 11/10/2022[g,j]	175,350
	Gazprom OAO Via Gaz Capital SA
300,000	7.288%, 8/16/2037	345,750
	Lukoil International Finance BV
200,000	6.125%, 11/9/2020	207,940
	Russia Government International Bond
200,000	4.875%, 9/16/2023[d]	207,000
1,000,000	4.750%, 5/27/2026	1,015,810

	Total	1,951,850

Senegal (<0.1%)
	Senegal Government International Bond
290,000	4.750%, 3/13/2028[d,h]	347,150

	Total	347,150

South Africa (0.5%)
	Eskom Holdings SOC, Ltd.
400,000	6.750%, 8/6/2023	405,000
200,000	7.125%, 2/11/2025	204,340

The accompanying Notes to Financial Statements are an integral part of this schedule.

178

PARTNER WORLDWIDE ALLOCATION FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (9.2%)	Value
South Africa (0.5%) - continued
	South Africa Government International Bond
$1,100,000	5.875%, 9/16/2025	$1,154,404
200,000	4.875%, 4/14/2026	196,433
1,080,000	8.000%, 1/31/2030[p]	82,943
2,830,000	7.000%, 2/28/2031[p]	197,975
8,735,000	8.250%, 3/31/2032[p]	672,297
1,020,000	8.875%, 2/28/2035[p]	81,695
1,830,000	6.250%, 3/31/2036[p]	112,483
1,250,000	8.500%, 1/31/2037[p]	96,258
2,085,000	9.000%, 1/31/2040[p]	166,957
570,000	6.500%, 2/28/2041[p]	34,666
2,700,000	8.750%, 1/31/2044[p]	209,717
1,050,000	5.650%, 9/27/2047	1,006,110

	Total	4,621,278

South Korea (<0.1%)
	Shinsegae, Inc.
200,000	2.625%, 5/8/2045[g]	194,368

	Total	194,368

Sri Lanka (0.4%)
	Sri Lanka Government International Bond
350,000	6.250%, 10/4/2020	361,370
200,000	5.750%, 1/18/2022[d]	201,482
660,000	5.750%, 4/18/2023[d]	655,826
400,000	6.125%, 6/3/2025	394,514
370,000	6.850%, 11/3/2025[d]	377,902
200,000	6.825%, 7/18/2026	202,760
430,000	6.200%, 5/11/2027	414,873
640,000	6.750%, 4/18/2028[d]	636,870

	Total	3,245,597

Supranational (<0.1%)
	Eastern and Southern African Trade and Development Bank
200,000	5.375%, 3/14/2022	201,016

	Total	201,016

Suriname (0.1%)
	Suriname Government International Bond
200,000	9.250%, 10/26/2026	206,000
280,000	9.250%, 10/26/2026[d]	288,400

	Total	494,400

Turkey (0.7%)
	Export Credit Bank of Turkey
200,000	5.875%, 4/24/2019	202,702
	Hazine Mustesarligi Varlik Kiralama AS
690,000	5.004%, 4/6/2023[d]	689,158
	TC Ziraat Bankasi AS
200,000	5.125%, 5/3/2022	194,559
	Turkey Government International Bond
710,000	7.000%, 6/5/2020	749,763
600,000	6.250%, 9/26/2022	630,757
200,000	3.250%, 3/23/2023	184,508
640,000	5.750%, 3/22/2024	648,813
600,000	3.250%, 6/14/2025[h]	721,479
470,000	5.125%, 2/17/2028	439,215
290,000	6.125%, 10/24/2028	289,275
10,000	6.875%, 3/17/2036	10,270
100,000	6.750%, 5/30/2040	100,483
200,000	6.000%, 1/14/2041	184,058
600,000	4.875%, 4/16/2043	477,150
1,040,000	5.750%, 5/11/2047	908,172

	Total	6,430,362

Ukraine (0.1%)
	Ukraine Government International Bond
190,000	7.750%, 9/1/2021	196,213
380,000	7.750%, 9/1/2023	383,055
350,000	7.750%, 9/1/2024	349,125
270,000	7.750%, 9/1/2025	267,975

	Total	1,196,368

United Arab Emirates (0.3%)
	Abu Dhabi Crude Oil Pipeline, LLC
790,000	4.600%, 11/2/2047[d]	743,646
	Abu Dhabi Government International Bond
200,000	3.125%, 5/3/2026	188,555
500,000	3.125%, 10/11/2027[d]	463,012
	Dolphin Energy, Ltd.
210,000	5.500%, 12/15/2021	222,138
	Oztel Holdings SPC, Ltd.
260,000	5.625%, 10/24/2023[d]	255,125
	Ruwais Power Company PJSC
360,000	6.000%, 8/31/2036[d]	399,420

	Total	2,271,896

United States (0.3%)
	Cemex Finance, LLC.
140,000	4.625%, 6/15/2024[h]	180,273
	Citigroup Global Markets Holdings, Inc.
8,100,000	Zero Coupon, 5/10/2018[d,q]	455,775
5,500,000	Zero Coupon, 1/17/2019*,b,r,s	277,252
	Comcel Trust
200,000	6.875%, 2/6/2024	207,372
	Commonwealth of Puerto Rico G.O.
220,000	8.000%, 7/1/2035, Ser. Ae,l	92,950
	Commonwealth of Puerto Rico Public Improvement Refg. G.O.
30,000	5.500%, 7/1/2032, Ser. Ae,l	13,387
10,000	5.500%, 7/1/2039, Ser. Ae,l	4,312
100,000	6.000%, 7/1/2039, Ser. Be,l	45,125
	JPMorgan Chase
8,225,000	Zero Coupon, 2/7/2019[t]	410,905
	Puerto Rico Sales Tax Financing Corporation Refg. Rev.
5,000	6.130%, 8/1/2030[e,l]	3,225
45,000	6.000%, 8/1/2031[e,l]	29,025
5,000	6.000%, 8/1/2032[e,l]	3,225
5,000	4.850%, 8/1/2036[e,l]	3,050
5,000	6.050%, 8/1/2037[e,l]	3,225
10,000	6.130%, 8/1/2037[e,l]	6,450
10,000	5.375%, 8/1/2038, Ser. Ce,l	3,062
35,000	6.000%, 8/1/2038[e,l]	22,575
15,000	6.130%, 8/1/2038[e,l]	9,675

The accompanying Notes to Financial Statements are an integral part of this schedule.

179

PARTNER WORLDWIDE ALLOCATION FUND

Schedule of Investments as of April 30, 2018

(unaudited)

Principal Amount	Long-Term Fixed Income (9.2%)	Value
United States (0.3%) - continued
$75,000	5.000%, 8/1/2043, Ser. A-1[e,l]	$22,969
5,000	5.250%, 8/1/2043, Ser. A-1[e,l]	1,531
	Puerto Rico Sales Tax Financing Corporation Rev.
50,000	5.250%, 8/1/2057[e,l]	32,750
15,000	5.750%, 8/1/2057[e,l]	9,750
5,000	5.000%, 8/1/2021[e,l]	3,213
15,000	5.500%, 8/1/2028, Ser. Ae,l	4,594
20,000	6.130%, 8/1/2029[e,l]	12,900
45,000	6.750%, 8/1/2032, Ser. Ae,l	13,781
65,000	6.050%, 8/1/2036[e,l]	41,925
10,000	5.375%, 8/1/2039, Ser. Ae,l	3,062
55,000	5.000%, 8/1/2040[e,l]	35,338
95,000	5.250%, 8/1/2040[e,l]	61,038
65,000	5.500%, 8/1/2042, Ser. Ae,l	19,906
25,000	5.000%, 8/1/2046[e,l]	16,063
	Puerto Rico Sales Tax Financing Corporation Sales Tax Rev.
15,000	5.750%, 8/1/2037, Ser. Ae,l	4,594

	Total	2,054,277

Uruguay (<0.1%)
	Uruguay Government International Bond
380,000	4.975%, 4/20/2055	365,750

	Total	365,750

Venezuela (0.3%)
	Petroleos de Venezuela SA
5,360,000	6.000%, 10/28/2022[l]	1,307,840
3,250,000	6.000%, 5/16/2024[l]	820,625
637,000	6.000%, 11/15/2026[l]	160,842
680,000	5.375%, 4/12/2027[l]	177,820
70,000	5.500%, 4/12/2037[l]	18,550
	Venezuela Government International Bond
213,000	9.250%, 5/7/2028[l]	60,173

	Total	2,545,850

Virgin Islands, British (<0.1%)
	Central American Bottling Corporation
120,000	5.750%, 1/31/2027[d]	122,928

	Total	122,928

Zambia (<0.1%)
	Zambia Government International Bond
380,000	8.970%, 7/30/2027[d]	381,900

	Total	381,900

	Total Long-Term Fixed Income (cost $87,899,160)	85,906,425

Shares	Preferred Stock (1.1%)

Germany (0.2%)
3,069	Draegerwerk AG & Company KGaA	225,788
10,119	Henkel AG & Company KGaA, 1.620%	1,285,969

	Total	1,511,757

South Korea (0.9%)
4,254	Samsung Electronics Company, Ltd.[b]	8,458,632

	Total	8,458,632

	Total Preferred Stock (cost $5,497,796)	9,970,389

Shares	Collateral Held for Securities Loaned (<0.1%)
597,083	Thrivent Cash Management Trust	597,083

	Total Collateral Held for Securities Loaned (cost $597,083)	597,083

Shares or Principal Amount	Short-Term Investments (1.2%)
	Banco del Estado de Chile
368,000	2.401%, (LIBOR 1M + 0.5%), 9/28/2018[g,u]	368,256
	Dominion Resources, Inc.
250,000	2.680%, 6/22/2018[u]	249,100
	Federal Home Loan Bank Discount Notes
300,000	1.715%, 6/19/2018[u,v]	299,294
200,000	1.740%, 6/20/2018[u,v]	199,519
	Potash Corporation of Saskatchewan
250,000	2.570%, 5/31/2018[u]	249,497
251,000	2.820%, 6/11/2018[d,u]	250,300
	Sempra Energy Holdings
250,000	2.750%, 6/27/2018[d,u]	249,005
	Southern Company
250,000	2.750%, 6/21/2018[d,u]	249,119
	Suncor Energy CP
250,000	2.670%, 7/16/2018[u]	248,638
	Thrivent Core Short-Term Reserve Fund
923,721	2.120%	9,237,209

	Total Short-Term Investments (cost $11,599,244)	11,599,937

	Total Investments (cost $828,420,336) 99.1%	$929,362,565

	Other Assets and Liabilities, Net 0.9%	8,595,555

	Total Net Assets 100.0%	$937,958,120

The accompanying Notes to Financial Statements are an integral part of this schedule.

180

PARTNER WORLDWIDE ALLOCATION FUND

Schedule of Investments as of April 30, 2018

(unaudited)

a	Non-income producing security.
b	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
c	All or a portion of the security is on loan.
d

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of April 30, 2018, the value of these investments was $49,960,038 or 5.3% of total net assets.

e	In bankruptcy. Interest is not being accrued.
f	Principal amount is displayed in Argentine Pesos.
g

Denotes variable rate securities. The rate shown is as of April 30, 2018. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

h	Principal amount is displayed in Euros.
i	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of April 30, 2018.
j	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
k	Principal amount is displayed in Brazilian Real.
l	Defaulted security. Interest is not being accrued.
m	Principal amount is displayed in Dominican Republic Pesos.
n

Denotes payment-in-kind security. The security paid an interest or dividend payment with additional fixed income or equity securities in lieu of, or in addition to a cash payment. The cash rate and/or payment-in-kind rate shown are as of April 30, 2018.

o	Principal amount is displayed in Mexican Pesos.
p	Principal amount is displayed in South African Rand.
q	Principal amount is displayed in Egyptian Pounds. Security is linked to Egypt Government International Bond due 5/8/2018
r	Principal amount is displayed in Egyptian Pounds. Security is linked to Egypt Government International Bond due 1/15/2019
s	Denotes investments purchased on a when-issued or delayed delivery basis.
t	Principal amount is displayed in Egyptian Pounds.
u	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
v	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
*

Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Partner Worldwide Allocation Fund as of April 30, 2018 was $2,577,985 or 0.3% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of April 30, 2018.

Security	Acquisition Date	Cost
Abengoa Transmision Sur SA, 4/30/2043	4/8/2014	$317,136
Belize Government International Bond, 2/20/2034	3/22/2017	89,757
Brazil Loan Trust 1, 7/24/2023	7/25/2013	301,329
Brazil Minas SPE via State of Minas Gerais, 2/15/2028	3/22/2013	277,409
Citigroup Global Markets Holdings, Inc., 1/17/2019	4/20/2018	278,821
Corporacion Lindley SA, 11/23/2021	11/18/2011	90,000
Digicel, Ltd., 4/15/2021	1/20/2016	188,660
Dominican Republic Government International Bond, 2/4/2028	3/6/2013	45,394
Honduras Government International Bond, 12/16/2020	12/11/2013	290,000
Itau Unibanco Holding SA, 12/12/2022	12/5/2017	200,000
Sociedad Quimica y Minera de Chile SA, 1/28/2025	10/23/2014	198,820
Universal Entertainment Corporation, 8/24/2020	10/18/2016	259,812

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Partner Worldwide Allocation Fund as of April 30, 2018:

Securities Lending Transactions

Common Stock	$576,950

Total lending	$576,950
Gross amount payable upon return of collateral for securities loaned	$597,083

Net amounts due to counterparty	$20,133

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
G.O.	-	General Obligation
PIK	-	Payment-In-Kind
Refg.	-	Refunding
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
Rev.	-	Revenue
Ser.	-	Series

Reference Rate Index:

ARPP7DRR	-	Argentina Central Bank 7 Day Repo Reference Rate
BADLARPP	-	Argentina Deposit Rates Badlar Private Banks
H15T5Y	-	U. S. Treasury Yield Curve Rate Treasury Note Constant Maturity 5 Year
LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month

The accompanying Notes to Financial Statements are an integral part of this schedule.

181

(b)	Not applicable to this filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to registrant’s board of trustees.

Item 11.	Controls and Procedures

(a)(i) Registrant’s President and Treasurer have concluded that registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) Registrant’s President and Treasurer are aware of no change in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

Item 13.	Exhibits

Certifications pursuant to Rules 30a-2(a) and 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: June 28, 2018	THRIVENT MUTUAL FUNDS

	By:	/s/ David S. Royal
David S. Royal
President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: June 28, 2018

	By:	/s/ David S. Royal
David S. Royal
President
Date: June 28, 2018

	By:	/s/ Gerard V. Vaillancourt
Gerard V. Vaillancourt
Treasurer